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CONSOLIDATED FINANCIAL REPORT for the year ended 30 June 2015
FINANCIAL REPORT for the year ended 30 June 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Iron Mountain Incorporated
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share, of Iron Mountain Incorporated (the "common stock")
(2)	Aggregate number of securities to which transaction applies:
55,637,820 shares of the common stock, being the maximum number of shares of the common stock issuable upon consummation of the business combination transaction described herein.
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Solely for purposes of determining the filing fee, the underlying value of the transaction was calculated in accordance with Exchange Act Rules 14a-6(i)(1) and 0-11 as the sum of: (i) $326,535,750, the aggregate cash portion of the consideration payable by Iron Mountain assuming that the cash election is fully exercised and based on the exchange ratio between the United States dollar and the Australian dollar as of August 12, 2015; and (ii) the product of 50,682,017 shares of the common stock multiplied by $30.15 per share (value of one share of the common stock, based on the closing market price of the common stock of Iron Mountain as reported on the New York Stock Exchange on August 19, 2015). In accordance with Section 14(g) of the U.S. Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying .0001162 by the maximum aggregate value of the transaction sum under item (4) below.
	(4)	Proposed maximum aggregate value of transaction: $1,854,598,563
	(5)	Total fee paid: $215,504.35
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Preliminary Proxy Statement
Subject to completion, dated August 24, 2015

[******], 2015

PROPOSED TRANSACTION—YOUR VOTE IS VERY IMPORTANT

        The board of directors of Iron Mountain Incorporated ("Iron Mountain") has unanimously approved and declared advisable a Scheme Implementation Deed (the "Transaction Agreement"), dated as of June 8, 2015, by and between Iron Mountain and Recall Holdings Limited ("Recall"), pursuant to which Recall will propose a scheme of arrangement under Australian corporate law between it and its shareholders (the "Scheme") that, if approved by Recall shareholders and the Federal Court of Australia, Sydney Registry (or such other competent court agreed by Iron Mountain and Recall) and implemented, will have the effect that an Australian wholly-owned subsidiary of Iron Mountain ("Iron Mountain Sub") will acquire all of the outstanding shares of Recall in exchange for cash and newly issued shares of Iron Mountain common stock provided by Iron Mountain pursuant to a Deed Poll to be executed by Iron Mountain and Iron Mountain Sub in favor of all Recall shareholders ("Deed Poll"), and Recall will become a wholly-owned subsidiary of Iron Mountain Sub (the "Transaction"). Upon completion of the Transaction, shares of Iron Mountain common stock representing approximately 19% to 21% of the outstanding common stock of Iron Mountain will be issued to former Recall shareholders and the shares of common stock held by existing Iron Mountain stockholders will represent approximately 79% to 81% of the outstanding common stock of Iron Mountain immediately after the completion of the Transaction. We are sending you the accompanying proxy statement to ask you to attend a special meeting of the stockholders of Iron Mountain, or to vote your shares by proxy, in respect of the following proposals in connection with the Transaction:

  •
  to approve the issuance of shares of Iron Mountain common stock to Recall shareholders pursuant to the Scheme and Deed Poll and as contemplated by the Transaction Agreement; and

  •
  to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the proposal above.

        After careful consideration, Iron Mountain's board of directors has determined that it is advisable and in the best interests of Iron Mountain and its stockholders to consummate the Transaction pursuant to the Scheme and Deed Poll and as contemplated by the Transaction Agreement, and unanimously recommends that you vote "FOR" each of the foregoing proposals.

        The accompanying proxy statement provides you with information about the Transaction Agreement, the Scheme and Deed Poll, the Transaction and the special meeting of Iron Mountain's stockholders. Iron Mountain encourages you to read the proxy statement carefully and in its entirety, including the Transaction Agreement, which is attached as Annex A. Before deciding how to vote, you should consider the "Risk Factors" beginning on page 49 of the proxy statement. You may also obtain more information about Iron Mountain from documents Iron Mountain has filed with the Securities and Exchange Commission as described under "Where You Can Find More Information" beginning on page 137 of the proxy statement.

        Your vote is important.

        The Transaction cannot be completed unless the proposal to approve the issuance of Iron Mountain common stock to Recall shareholders in the Transaction is approved by the affirmative vote of the holders of a majority of the votes cast on the proposal at the special meeting of Iron Mountain stockholders. Accordingly, whether or not you plan to attend the special meeting, you are requested to promptly vote your shares by completing, signing and dating the enclosed proxy card or voting instruction form and returning it in the postage-paid envelope provided, or by voting over the telephone or via the Internet as instructed in these materials. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote "FOR" each of the proposals described above.

        Thank you for your cooperation and continued support.

Sincerely,
William L. Meaney Chief Executive Officer

This proxy statement is dated [******], 2015 and, together with the accompanying proxy card, is first being mailed or otherwise distributed to stockholders of Iron Mountain on or about [******], 2015.

One Federal Street
Boston, Massachusetts 02110

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [******], 2015

        A special meeting of stockholders of Iron Mountain Incorporated will be held at [******] on [******], 2015, at [******] a.m. local time, for the purpose of considering and voting upon the following proposals:

  1.
  to approve the issuance of shares of Iron Mountain common stock to Recall shareholders pursuant to the Scheme and Deed Poll and as contemplated by the Transaction Agreement; and

  2.
  to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve proposal 1 above.

        [******], 2015 has been fixed as the record date for the determination of Iron Mountain stockholders who are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Only holders of Iron Mountain common stock of record as of the close of business on [******], 2015 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

        Your vote is important. Each of the proposals to be considered and voted upon at the special meeting is subject to a separate vote by Iron Mountain's stockholders. The Transaction cannot be completed unless the proposal to approve the issuance of Iron Mountain common stock to Recall shareholders in the Transaction is approved by the affirmative vote of the holders of a majority of the votes cast on the proposal at the special meeting of Iron Mountain stockholders. Accordingly, whether or not you plan to attend the special meeting, you are requested to promptly vote your shares by completing, signing and dating the enclosed proxy card or voting instruction form and returning it in the postage-paid envelope provided, or by voting over the telephone or via the Internet as instructed in these materials. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote "FOR" each of the proposals described above.

        Instructions on the different ways to vote are found on the enclosed proxy card or voting instruction form. Please vote each and every proxy card or voting instruction form you receive. You may revoke your proxy at any time before it is voted at the special meeting by following the procedures set forth in the accompanying proxy statement.

        Iron Mountain's board of directors has determined that it is advisable and in the best interests of Iron Mountain and its stockholders to consummate the Transaction as contemplated by the Transaction Agreement, and unanimously recommends that you vote "FOR" each of the proposals to be considered and voted upon at the special meeting.

By Order of the Board of Directors,
Ernest W. Cloutier Secretary

Boston, Massachusetts
[******], 2015

IMPORTANT VOTING INSTRUCTIONS

        Your vote is important, no matter how many shares you own. Iron Mountain urges you to sign, date, and return the enclosed WHITE proxy card today.

  •
  If your shares of Iron Mountain common stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope.

  •
  If your shares of Iron Mountain common stock are held with a broker, you are considered the beneficial owner of the shares, and the proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker. Your broker cannot vote your shares of Iron Mountain common stock on your behalf without your instructions. Please sign, date and return the WHITE voting instruction form in the enclosed postage-paid envelope.

  •
  Whether your shares of Iron Mountain common stock are registered in your name or held with a broker, you should be able to vote either via the Internet or by toll-free telephone. In order to vote via the Internet or toll-free telephone, you will need your "control number." Your "control number" appears on your WHITE proxy card and/or WHITE voting instruction form. Please refer to the enclosed instructions on how to vote electronically.

        Please vote each and every WHITE proxy card or WHITE voting instruction form you receive.

        If you have any questions or need assistance voting your WHITE proxy card, please contact:

437 Madison Avenue, 28th Floor
New York, New York 10022
Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others, Call Toll Free: (877) 279-2311
Email: info@okapipartners.com

i

 LIST OF ANNEXES

Annex A	Scheme Implementation Deed
Annex B	Recall Unaudited Financial Statements
Annex C	Opinion of Iron Mountain's Financial Advisor

ii

SUMMARY

        This proxy statement is being furnished to the stockholders of Iron Mountain Incorporated ("Iron Mountain") in connection with the solicitation of proxies by Iron Mountain's board of directors for use at a special meeting of stockholders to be held on [******], 2015 at [******] a.m. local time and at any reconvened meeting following any adjournment or postponement thereof. The special meeting will be held at [******]. The purpose of the special meeting is for Iron Mountain's stockholders to consider and vote upon certain proposals in connection with the transaction contemplated by the Scheme Implementation Deed, dated as of June 8, 2015, as it may be amended or supplemented (the "Transaction Agreement"), by and between Iron Mountain and Recall Holdings Limited ("Recall"), pursuant to which Recall will propose a scheme of arrangement under Australian corporate law between it and its shareholders (the "Scheme") that, if approved by Recall shareholders and the Federal Court of Australia, Sydney Registry (the "Sydney Federal Court") (or such other competent court agreed by Iron Mountain and Recall), and implemented, will have the effect that each outstanding ordinary share of Recall capital stock will be acquired by an Australian wholly-owned subsidiary of Iron Mountain ("Iron Mountain Sub") in exchange for cash or a combination of newly issued shares of Iron Mountain common stock and cash provided by Iron Mountain pursuant to a Deed Poll to be executed by Iron Mountain and Iron Mountain Sub in favor of all Recall shareholders ("Deed Poll"), and Recall will become a wholly-owned subsidiary of Iron Mountain Sub (the "Transaction").

        The following summary highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you are urged to read carefully this entire proxy statement, including the attached annexes, and the other documents to which this proxy statement refers you in order for you to fully understand the Transaction. See "Where You Can Find More Information" beginning on page 137 of this proxy statement. Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail.

        The functional currency of Iron Mountain and Recall is the United States ("U.S.") dollar. Unless otherwise specified, all references to "dollars," "$," or "US$" shall mean U.S. dollars. All references to "A$" shall mean Australian dollars. Unless otherwise specified, all amounts are presented in thousands (except share and per-share data).

The Companies

        This summary highlights information contained elsewhere in this proxy statement and may not contain all of the information that is important to you. Iron Mountain urges you to read carefully the remainder of this proxy statement, including the annexes, the exhibits, the documents incorporated by reference and the other documents to which Iron Mountain has referred you because this summary does not provide all of the information that might be important to you with respect to the Transaction and the other matters being considered at the Iron Mountain special meeting. See also the section entitled "Where You Can Find More Information" beginning on page 137.

Iron Mountain Incorporated (see page 94)

        Iron Mountain Incorporated, headquartered in Boston, Massachusetts, is a Delaware corporation that specializes in the storage of records, primarily paper documents and data backup media, and provides information management services that help organizations around the world protect their information, lower storage rental costs, comply with regulations, enable corporate disaster recovery, and better use their information for business advantages, regardless of its format, location or lifecycle stage. Iron Mountain offers comprehensive records and information management services and data management services, along with the expertise and experience to address complex storage and information management challenges such as rising storage rental costs, and increased litigation, regulatory compliance and disaster recovery requirements. The Iron Mountain board of directors unanimously approved Iron Mountain's conversion to a real estate investment trust ("REIT") for federal income tax purposes for the taxable year beginning January 1, 2014. In connection with Iron Mountain's conversion to a REIT and, in particular, to impose ownership limitations customary for REITs, on January 20, 2015, Iron Mountain completed a merger with its predecessor and all outstanding shares of Iron Mountain's predecessor's common stock were converted into a right to receive an equal number of shares of Iron Mountain common stock.

        The principal trading market for Iron Mountain's common stock (NYSE: IRM) is the New York Stock Exchange ("NYSE"). Iron Mountain's principal executive offices are located at One Federal Street, Boston, MA 02110. Its telephone number is (617) 535-4766. Iron Mountain's website is located at www.ironmountain.com (the contents of which are not part of this proxy statement).

Recall Holdings Limited (see page 94)

        Recall Holdings Limited, headquartered in the Atlanta, Georgia, metropolitan area, is an Australian public company limited by shares and registered in New South Wales under Australian law. Recall provides information management solutions in the Americas, Europe, Australia and New Zealand, and Asia. Recall manages its customers' physical and digital information assets. It offers document management solutions, data protection services, secure destruction services, and digital solutions that enable organizations to manage the life cycle of their information, comply with regulation, recover from disaster, and manage their information. It is involved in the collection, indexing, and storage of physical documents and records, as well as digital information assets; protection and back-up of computer data and other media; and secure destruction of information assets.

        The principal trading market for Recall's shares (ASX: REC) is the Australian Securities Exchange ("ASX"). Recall's principal executive offices are located at One Recall Center, 180 Technology Parkway, Norcross, GA 30092. Its telephone number is (770) 776-1000. Recall's website is located at www.recall.com.au (the contents of which are not part of this proxy statement).

Special Meeting of Iron Mountain Stockholders

The Special Meeting (see page 58)

        Iron Mountain's stockholders are being asked to consider and vote upon the following proposals in connection with the Transaction:

  1.
  to approve the issuance of shares of Iron Mountain common stock to Recall shareholders pursuant to the Scheme and Deed Poll and as contemplated by the Transaction Agreement; and

  2.
  to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve proposal 1 above.

        Proposal 1 above is referred to herein as the "Transaction Proposal."

        The Iron Mountain stockholder vote on such proposals will take place at a special meeting to be held at [******] a.m. local time on [******], 2015, at [******].

Record Date for the Special Meeting (see page 58)

        You can vote at the special meeting all of the shares of Iron Mountain's common stock you held of record as of the close of business on [******], 2015, which is the record date for the special meeting. As of the close of business on the record date, there were [******] shares of Iron Mountain's common stock outstanding.

Recommendations of the Iron Mountain Board of Directors (see page 75)

        Iron Mountain's board of directors unanimously recommends that you vote "FOR" each of the proposals to be considered and voted upon at the special meeting. In connection with its decision to recommend that you vote "FOR" each of the proposals, Iron Mountain's board of directors has determined that it is advisable and in the best interests of Iron Mountain and its stockholders to issue the Iron Mountain shares in connection with the Transaction. See "The Transaction—Iron Mountain's Reasons for the Transaction" beginning on page 73 of this proxy statement and "The Transaction—Recommendations of the Iron Mountain Board of Directors" beginning on page 75 of this proxy statement for more information about the factors considered by Iron Mountain's board of directors.

Required Vote (see page 62)

        Each share of Iron Mountain's common stock is entitled to one vote at the special meeting. The holders of issued and outstanding shares of Iron Mountain's common stock representing a majority of the votes entitled to be cast at the special meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the special meeting but will not be considered as votes cast. Banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the special meeting is considered "non-routine," such organizations do not have discretion to vote on any proposal for which they do not receive instructions from their customers (this is referred to in this context as a "broker non-vote"). As a result, if you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your shares, your shares will not be considered present at the special meeting, will not be counted for purposes of determining the presence of a quorum and will not be voted on any of the proposals. If you provide instructions to your broker, bank or other nominee which indicate how to vote your shares with respect to one proposal but not with respect to the other proposal, your shares will be considered present at the special meeting and will be counted for purposes of determining the presence of a quorum but will not be voted with respect to that other proposal.

        Approval of the proposals presented at the special meeting will require the following:

  •
  Approval of the Transaction Proposal will require the affirmative vote of the holders of a majority of the shares of Iron Mountain's common stock properly cast on the proposal at the special meeting. An abstention from voting or a broker non-vote on the Transaction Proposal will have no effect on the outcome of the vote on this proposal.

  •
  Approval of one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the Transaction Proposal, will require the affirmative vote of the holders of a majority of the shares of Iron Mountain's common stock properly cast on the proposal at the special meeting. An abstention from voting or a broker non-vote on this proposal will have no effect on the outcome of the vote on this proposal.

Security Ownership of Certain Beneficial Owners and Management (see page 59)

        As of the close of business on March 31, 2015, the current directors and executive officers of Iron Mountain were deemed to beneficially own 3,537,956 shares of Iron Mountain's common stock, which represented approximately 1.7% of the shares of Iron Mountain's common stock outstanding on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"), as described below under "The Special Meeting—Security Ownership of Certain Beneficial Owners and Management" beginning on page 59 of this proxy statement.

The Transaction

Structure of the Transaction (see page 66)

        On June 8, 2015, Iron Mountain and Recall entered into the Transaction Agreement, pursuant to which Recall will propose the Scheme that, if approved by Recall shareholders and the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) and implemented, will have the effect that Iron Mountain Sub will acquire all of the outstanding ordinary shares of Recall. As contemplated by the Transaction Agreement and subject to the terms and conditions of the Scheme and the Deed Poll to be executed by Iron Mountain and Iron Mountain Sub in favor of all Recall shareholders, upon the completion of the Transaction, each ordinary share of Recall outstanding immediately prior to the completion of the Transaction will be transferred to Iron Mountain Sub in exchange for the Australian dollar equivalent of US$0.50 in cash (the "Cash Supplement") as well as either (1) 0.1722 of a newly issued share of Iron Mountain common stock or (2) A$8.50 less the Australian dollar equivalent of US$0.50 in cash (the "Cash Election"). The Cash Election is subject to a proration mechanism that will cap the total amount of cash paid to Recall shareholders opting for the Cash Election at A$225,000 (the "Cash Election Cap"). Amounts paid to Recall shareholders that represent the Cash Supplement are excluded from the calculation of the Cash Election Cap.

        As a result of the Transaction, Recall will become a wholly-owned subsidiary of Iron Mountain Sub. A copy of the Transaction Agreement is attached as Annex A to this proxy statement. A copy of the draft Scheme forms Annexure 2 to the Transaction Agreement, and a copy of the draft Deed Poll forms Annexure 3 to the Transaction Agreement. Iron Mountain encourages you to read the Transaction Agreement, the Scheme and the Deed Poll carefully and in their entirety, as they are the principal legal documents that govern the Transaction.

        The Transaction is expected to be completed in the first half of 2016 subject to the satisfaction or waiver of the various closing conditions set forth in the Transaction Agreement. See "The Transaction Agreement, Scheme and Deed Poll—Conditions Precedent to the Scheme" beginning on page 116 of this proxy statement for more information regarding the conditions to closing the Transaction.

Consideration (see page 114)

        Iron Mountain stockholders.    Iron Mountain stockholders will continue to own their existing shares of Iron Mountain common stock after the Transaction. Iron Mountain stockholders should not return their stock certificates with the enclosed proxy card.

        Recall shareholders.    As contemplated by the Transaction Agreement and subject to the terms and conditions of the Scheme and the Deed Poll to be executed by Iron Mountain and Iron Mountain Sub in favor of all Recall shareholders, upon the completion of the Transaction, Iron Mountain has agreed to pay the Cash Supplement as well as either (1) 0.1722 of a newly issued share of Iron Mountain common stock or (2) the Cash Election for each Recall share. The Cash Election is subject to the Cash Election Cap. Amounts paid to Recall shareholders that represent the Cash Supplement are excluded from the calculation of the Cash Election Cap. Immediately after the completion of the Transaction, depending upon the extent to which the Cash Election is made, Iron Mountain's existing stockholders collectively will own approximately 79% to 81% of the outstanding common stock of Iron Mountain, and Recall's former shareholders collectively will own approximately 19% to 21% of the outstanding common stock of Iron Mountain.

Treatment of Performance Rights and Retention Rights (see page 114)

        Recall represented in the Transaction Agreement that, immediately prior to the completion of the Transaction, there will be no outstanding rights to acquire any ordinary shares of Recall under Recall's equity incentive arrangements. In that regard, following the date when the Scheme becomes effective but prior to the Recall record date, Recall will take such actions as are necessary to ensure that any unvested performance rights and retention rights vest and convert into Recall shares prior to such record date (including accelerating the exercise period under such rights such that all rights convert or are exercised prior to such record date and notifying such holders of such acceleration prior to the Recall shareholders meeting). In addition, prior to such record date, Recall must issue the number of Recall shares required by the terms of such performance rights and retention rights on such vesting, so that the relevant former holders of the performance rights or retention rights, as the case may be, can participate in the Transaction.

Opinion of Financial Advisor to the Iron Mountain Board of Directors (see page 75)

        On June 6, 2015, Goldman, Sachs & Co. ("Goldman Sachs") rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion dated as of June 8, 2015, that, as of the date of its opinion and based upon and subject to the factors, assumptions, considerations, limitations and other matters set forth in Goldman Sachs' written opinion, the Aggregate Consideration (as defined in the written opinion) to be paid by a subsidiary of Iron Mountain pursuant to the Transaction Agreement was fair, from a financial point of view, to Iron Mountain.

        The full text of the written opinion of Goldman Sachs, dated June 8, 2015, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex C. The summary of the Goldman Sachs opinion provided in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs' written opinion. Goldman Sachs' advisory services and opinion were provided for the information and assistance of the board of directors of Iron Mountain in connection with its consideration of the Transaction and the opinion does not constitute a recommendation as to how any stockholder of Iron Mountain should vote with respect to the Transaction Proposal or any other matter.

Accounting Treatment (see page 86)

        Iron Mountain will account for the acquisition using the acquisition method of accounting, as prescribed in Accounting Standards Codification No. 805, Business Combinations, ("ASC 805"), under U.S. generally accepted accounting principles ("U.S. GAAP").

Board of Directors Following the Transaction (see page 87)

        The Iron Mountain board of directors is currently comprised of ten (10) members. Pursuant to the terms of the Transaction Agreement, Iron Mountain shall, on or before the implementation date of the Transaction (referred to herein as the "Implementation Date"), appoint two existing Recall directors to the Iron Mountain board of directors (conditional on the Scheme becoming effective). The Iron Mountain board of directors has the right to increase or decrease the size of the board, but, pursuant to the terms of the Transaction Agreement, may not increase the size of the board beyond twelve (12) members prior to the Implementation Date. Iron Mountain has also agreed to nominate such Recall directors for election at the first annual meeting of Iron Mountain stockholders following the consummation of the Transaction.

Regulatory and Other Approvals (see page 90)

Recall Shareholder Approval

        Subject to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), at a first court hearing (the "First Court Hearing") granting orders (1) that a meeting of Recall shareholders be convened to consider and vote upon a resolution to approve the Transaction and (2) approving the distribution of the explanatory memorandum about the Transaction (the "Scheme Booklet") to Recall shareholders, Recall intends to convene a meeting of its shareholders to be held on or about [******], 2015. The resolution to approve the Transaction must be passed by the requisite majorities of the Recall shareholders under Section 411(4)(a)(ii) of the Corporations Act of 2001 (Cth) ("Corporations Act") (both (i) by a majority in number of Recall shareholders that are present and voting in person or by proxy, by attorney or, in the case of a corporation, by its duly appointed corporate representative, at the meeting, and (ii) by 75% of the votes cast on the resolution). The Deed Poll will be executed by Iron Mountain and Iron Mountain Sub prior to dispatch of the Scheme Booklet to Recall shareholders, but the obligations of each of Iron Mountain and Iron Mountain Sub under the Deed Poll will remain subject to the Scheme becoming effective.

Australian Regulatory Matters

        Under the Corporations Act, the Transaction must be approved by Recall shareholders and by the Supreme or Federal Court of Australia (expected to be the Sydney Federal Court or such other competent court agreed by Iron Mountain and Recall) to become effective. The Corporations Act expressly prevents a court from granting approval unless:

  •
  the Australian Securities and Investments Commission ("ASIC") provides the court with a statement that it has no objection to the Transaction; or

  •
  the court is satisfied that the Transaction has not been proposed for the purpose of enabling any person to avoid the operation of any of the provisions of Chapter 6 of the Corporations Act (which relates to takeovers).

        Recall intends to apply to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), at the First Court Hearing for orders (1) that a meeting of Recall shareholders be convened to consider and vote upon a resolution to approve the Transaction and (2) approving the distribution of the Scheme Booklet to Recall shareholders. Recall must give ASIC at least fourteen days' notice before the First Court Hearing and must allow ASIC a reasonable opportunity to review the Scheme Booklet and to make submissions to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) with respect to it. Provided that ASIC is satisfied with the terms of the Transaction documents (including the Transaction Agreement, draft Scheme and draft Deed Poll) and the Scheme Booklet, Recall expects that ASIC will provide to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the First Court Hearing a letter stating that, while ASIC reserves its rights until it has had an opportunity to observe the entire scheme process, it does not at that point in time intend to oppose the scheme at the second court hearing (the "Second Court Hearing"). The Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) will consider the terms of the Transaction documents (including the Transaction Agreement, draft Scheme and draft Deed Poll) at the First Court Hearing and may require changes to any of those documents as a condition to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) granting the orders sought. Recall must not consent to any changes to, or the imposition by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) of conditions on, the draft Scheme or draft Deed Poll without the prior written consent of Iron Mountain.

        Pursuant to the orders made by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the First Court Hearing, Recall will convene a meeting of Recall shareholders to vote on a resolution to approve the Transaction. The resolution to approve the Transaction must be passed by both (i) a majority in number of Recall shareholders that are present and voting in person or by proxy, by attorney or, in the case of a corporation, by its duly appointed corporate representative, at the meeting, and (ii) by 75% of the votes cast on the resolution. Subject to the orders being made by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the First Court Hearing, the Recall shareholders meeting is scheduled to occur on or about [******], 2015.

        If the resolution to approve the Transaction is passed at the Recall shareholders meeting and all other conditions to the Transaction are satisfied or waived, Recall will seek to obtain court approval of the Transaction at the Second Court Hearing. Recall intends to apply to ASIC for ASIC to provide to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) a written statement that it has no objection to the Transaction. Recall expects that ASIC will provide to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the Second Court Hearing a letter stating that ASIC has no objection to the Transaction.

        Subject to all other conditions to the Transaction being satisfied or waived, the Second Court Hearing is scheduled to occur on or about [******], 2015 (the "Second Court Date"). However, Iron Mountain and Recall have agreed under the Transaction Agreement that it is desirable that the Implementation Date occur within the first 30 days of any given fiscal quarter of Iron Mountain, and that to achieve that timing the Second Court Date will be determined appropriately. If the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) approves the Transaction at the Second Court Hearing, a copy of the court order will be filed with ASIC and the Scheme will become binding on all Recall shareholders (including those who voted against the resolution to approve the Transaction) on filing of that court order with ASIC (referred to herein as the "Effective Date of the Scheme"). On the Effective Date of the Scheme, the obligations of each of Iron Mountain and Iron Mountain Sub under the Deed Poll will take effect and be binding.

        It is expected that trading in ordinary shares of Recall on the ASX will be suspended from the close of trading on the Effective Date of the Scheme, which is expected to be shortly after the Second Court Date. A record date (which will be on or about the fifth business day following the suspension of trading of Recall shares on ASX) will be set to determine the Recall shareholders who will transfer their Recall shares and be entitled to receive consideration under the Transaction. It is scheduled that the Transaction consideration will be provided to Recall shareholders four business days after such record date (or such other date as agreed between Iron Mountain and Recall) and the Transaction will be deemed to have been completed or implemented on that date.

U.S. Antitrust Approval (see page 91)

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), certain transactions may not be completed until each party has filed a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (the "DOJ") and with the U.S. Federal Trade Commission (the "FTC") and the waiting period under the HSR Act has expired or early termination of the waiting period has been granted. The Transaction is subject to the HSR Act.

        Iron Mountain and Recall filed the requisite HSR Act Premerger Notification and Report Forms on June 22, 2015. The DOJ has initiated a preliminary investigation of the Transaction, which is not atypical for transactions of this type. With Recall's prior consent, Iron Mountain voluntarily withdrew its HSR Act notification and refiled its HSR Act notification on July 24, 2015 to provide the DOJ additional time to consider information provided by Iron Mountain and Recall. On August 24, 2015, Iron Mountain and Recall each received a request for additional information and documentary material, often referred to as a "second request," from the DOJ in connection with the Transaction. The effect of the second request is to extend the waiting period imposed by the HSR Act until 30 days after Iron Mountain and Recall have substantially complied with this request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ. The second request was expected, and Iron Mountain and Recall intend to cooperate fully with this request.

        At any time before or after the Transaction is completed, the DOJ, the FTC, or others (including states and private parties) could attempt to take action under the antitrust laws, including seeking to prevent the Transaction, to rescind the Transaction, or to conditionally approve the completion of the Transaction upon the divestiture of assets of Iron Mountain and Recall. There can be no assurance that the Transaction will be completed. The Transaction could be prevented from occurring if challenged successfully on antitrust grounds or if the DOJ or FTC requires a divestiture of assets in the United States and Canada above the US$30,000 threshold agreed to by Iron Mountain to address antitrust concerns. Iron Mountain has agreed to pay Recall a reimbursement fee of A$76,500 if antitrust/competition approval is not obtained.

Australian Antitrust Approval (see page 92)

        Section 50 of the Competition and Consumer Act 2010 (Cth) (the "CCA") prohibits the acquisition of shares or assets that would have the likely effect of substantially lessening competition in any Australian market. The Australian Competition & Consumer Commission ("ACCC") is responsible for enforcing Section 50 of the CCA. The ACCC investigates proposed acquisitions either at the request of the parties or by initiating its own investigation.

        There are no compulsory filing or regulatory approval requirements for clearance under Section 50 of the CCA. In practice, persons intending to make an acquisition normally seek voluntary informal clearance. This is a process under which the ACCC provides an assurance that it does not intend to intervene in the transaction either on an unconditional or conditional basis, including potentially requiring divestitures. There is no statutory time period within which the ACCC must make a decision; there is a pre-assessment stage (typical duration 2 - 4 weeks), which may lead to first-phase review (typical duration 6 - 12 weeks), which may lead to second-phase review (typical duration 6 - 12 weeks); therefore the time could range from 2 - 24 weeks or more, depending on the complexity of the issues. Approval from the ACCC is a condition to closing the Transaction. Iron Mountain has agreed to any divestments required to receive competition/antitrust approval outside the United States and Canada, but there can be no assurance that the Transaction will be completed if the ACCC does not approve a divestiture of assets to address antitrust concerns and successfully challenges the Transaction on antitrust grounds.

        If the ACCC takes the view that the Transaction will breach Section 50 of the CCA, it may seek a range of remedies including an injunction to prevent the Transaction, or orders for divestiture of shares or assets. Private parties may also take action under the CCA seeking to prevent the Transaction, require divestitures or seek damages. The ACCC or a private party must bring divestiture proceedings within three years of the Implementation Date. Actions for recovery of penalties or compensation must be brought within six years of the Implementation Date.

        Iron Mountain and Recall filed an application for informal clearance with the ACCC on August 13, 2015. The necessary competition approval from the ACCC has yet to be obtained. The ACCC is considering Iron Mountain's application for informal clearance.

UK Antitrust Approval (see page 92)

        Under the Enterprise Act 2002, as amended (the "Enterprise Act"), Iron Mountain and Recall are free to close the Transaction prior to the receipt of approval from the Competition and Markets Authority ("CMA"). The Enterprise Act provides that notification to the CMA is voluntary, and the CMA has until four months following the date of the public announcement of closing to refer the Transaction for an in-depth second phase investigation. Iron Mountain and Recall have decided to make a voluntary notification filing with the CMA. Iron Mountain and Recall intend to submit an initial draft notification to the CMA in late August or early September 2015. Following confirmation from the CMA that the filing is deemed complete, the CMA would then have 40 business days to conduct an initial (first phase) investigation. If the CMA is of the view that the Transaction might result in a substantial lessening of competition, it may refer the Transaction for an in depth (second phase) investigation, which (in the ordinary course) could last up to 24 weeks. Approval from the CMA is a condition to closing the Transaction.

        At any time before, or until four months after the Implementation Date, the CMA could attempt to take action under the Enterprise Act, including seeking to prevent the Transaction, rescind the Transaction, or conditionally approve the completion of the Transaction upon the divestiture of assets of Iron Mountain and Recall. Iron Mountain has agreed to any divestments required to receive competition/antitrust approval outside the United States and Canada, but there can be no assurance that the Transaction will be completed if the CMA does not approve a divestiture of assets to address antitrust concerns or otherwise challenges the Transaction on antitrust grounds.

Listing of Iron Mountain Common Stock (see page 93)

        Iron Mountain has agreed to obtain listing approval from the NYSE for the Iron Mountain shares that will be issued in the Transaction. Iron Mountain has also agreed to establish a secondary listing on the ASX to allow Recall shareholders to trade Iron Mountain shares via CHESS Depository Interests (the "Iron Mountain CDIs") on the ASX.

        Where a Recall shareholder has a registered address in Australia and is to receive Iron Mountain common stock as consideration under the Transaction, that Recall shareholder will receive Iron Mountain CDIs that will be tradable on ASX, but may request to receive that consideration in the form of Iron Mountain common stock (or a mix of Iron Mountain CDIs and Iron Mountain common stock).

        Where a Recall shareholder's address on the Recall register is located outside of Australia and that shareholder is to receive Iron Mountain common stock as consideration under the Transaction, that Recall shareholder will receive Iron Mountain common stock that will be tradable on the NYSE, but may request to receive Iron Mountain CDIs (or a mix of Iron Mountain CDIs and Iron Mountain common stock), except that a Recall shareholder with an address outside Australia, New Zealand, the United Kingdom, Hong Kong, Singapore, Canada or the U.S. (an "Ineligible Foreign Shareholder") will not receive either Iron Mountain CDIs or Iron Mountain common stock. See "The Transaction Agreement, Scheme and Deed Poll—Ineligible Foreign Shareholders" beginning on page 116 of this proxy statement for more information about the consideration Ineligible Foreign Shareholders will receive in the Transaction.

No Appraisal Rights (see page 89)

        Under Delaware law, holders of shares of Iron Mountain common stock are not entitled to appraisal rights in connection with the Transaction or any of the matters to be acted on at the special meeting.

Conditions to Completion of the Transaction (see page 116)

        As more fully described in this proxy statement and in the Transaction Agreement, completion of the Transaction is conditioned on the satisfaction or, where legally permissible, waiver of a number of conditions, including among others:

  •
  requisite Recall shareholder approval of the Transaction;

  •
  requisite Iron Mountain stockholder approval of the Transaction Proposal;

  •
  approval of the Transaction by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall);

  •
  receipt of certain required approvals and consents from the Australian Foreign Investment Review Board and New Zealand Overseas Investment Office;

  •
  approval by the NYSE and ASX of the listing of the Iron Mountain shares and Iron Mountain CDIs that will be issued in the Transaction; and

  •
  expiration or early termination of any applicable waiting period under the HSR Act and receipt of certain other competition law approvals.

        Each party's obligation to complete the Transaction is subject to certain other conditions, including the absence of any injunction, restraint or governmental restriction prohibiting the Transaction, the accuracy of the other party's representations and warranties contained in the Transaction Agreement subject to certain materiality qualifiers, material compliance by the other party with its obligations under the Transaction Agreement, and the absence of a material adverse effect related to the other party. Iron Mountain cannot be certain when, or if, the conditions to the Transaction will be satisfied or waived, or that the Transaction will be completed.

        Iron Mountain's obligation to complete the Transaction is not conditioned on Iron Mountain's receipt of any financing. Iron Mountain's present intention is that the cash consideration to be paid to Recall shareholders will be funded out of some combination of Iron Mountain's existing cash reserves, availability under its revolving credit facility and public or private debt financing.

Non-Solicitation of Other Offers (see page 128)

        The Transaction Agreement obliges each party to abide by certain restrictions on such party's ability to solicit competing proposals from third parties and to provide non-public information to and enter into discussions or negotiations with third parties regarding competing proposals. Notwithstanding this obligation, each party may under certain circumstances furnish information to and engage in discussions or negotiations with third parties with respect to unsolicited competing proposals if such company's board of directors determines, acting in good faith and in consultation with its financial advisor and outside legal counsel, that the competing proposal constitutes, or would reasonably be expected to result in, a superior proposal, as defined in the Transaction Agreement, and that not taking such action would likely be inconsistent with the directors' duties owed under applicable laws or would otherwise be unlawful.

Termination of the Transaction Agreement (see page 130)

        The Transaction Agreement may be terminated by either Iron Mountain or Recall if:

  •
  before 8am (eastern Australia time) on the day of the Second Court Hearing, if the other party has materially breached any clause of the Transaction Agreement (other than the breaching party's respective representations and warranties) and the breach continues to exist for 20 business days (or any shorter period ending at 5pm (eastern Australia time) on the day before the Second Court Hearing) after a notice is given by the non-breaching party to the breaching party;

  •
  before 8am (eastern Australia time) on the day of the Second Court Hearing, if the other party has breached any of its respective representations and warranties such that the condition to close relating to the breaching party's representations and warranties could not be satisfied prior to June 8, 2016 (subject to extension in limited circumstances) and the breach continues to exist for 20 business days (or any shorter period ending at 5pm (eastern Australia time) on the day before the Second Court Hearing) after notice is given by the non-breaching party to the breaching party; and

  •
  a condition to closing described above under "—Conditions to Completion of the Transaction" becomes incapable of being satisfied, and the parties are unable to reach an agreement to resolve the matter within ten business days of becoming aware of the relevant occurrence or by June 8, 2016 (subject to extension in limited circumstances).

        Iron Mountain may terminate the Transaction Agreement if (1) the Iron Mountain board of directors has changed, withdrawn or modified its recommendation of the Transaction Proposal in accordance with the Transaction Agreement, (2) the Recall board of directors withdraws or adversely modifies its recommendation that Recall shareholders vote in favor of the Transaction or (3) the Recall board of directors recommends or supports any competing transaction.

        Recall may terminate the Transaction Agreement if (1) the Recall board of directors has changed, withdrawn or modified its recommendation of the Transaction in accordance with the Transaction Agreement or (2) if the Iron Mountain board of directors has changed, withdrawn or adversely modified its recommendation in favor of the Transaction Proposal.

Expenses and Reimbursement Fees (see page 131)

        In certain circumstances described under "The Transaction Agreement, Scheme and Deed Poll—Reimbursement Fees" beginning on page 131 of this proxy statement, Iron Mountain may be obligated to pay Recall a reimbursement fee of A$25,500 and Recall may be obligated to pay Iron Mountain a reimbursement fee of A$25,500. If the Transaction Agreement is terminated because of a failure to obtain certain competition approvals under the HSR Act and certain other competition laws that are a condition to closing under the Transaction Agreement, Iron Mountain may be obligated to pay Recall a reimbursement fee of A$76,500. The Transaction Agreement generally provides that each party will bear its costs and expenses, except as described under "The Transaction Agreement, Scheme and Deed Poll—Costs and Expenses" beginning on page 132 of this proxy statement.

Questions

        If you have additional questions about the Transaction or other matters discussed in this proxy statement after reading this proxy statement, you should contact Okapi Partners LLC, Iron Mountain's proxy solicitation agent. The address of Okapi Partners LLC is 437 Madison Avenue—28th Floor, New York, New York 10022. You can call Okapi Partners LLC at 877-279-2311.

 Selected Historical Consolidated Financial Data of Iron Mountain

        The following selected historical consolidated statements of operations of Iron Mountain for each of the fiscal years during the three-year period ended December 31, 2014 and the selected historical consolidated balance sheet data as of December 31, 2014 and December 31, 2013, respectively, have been derived from Iron Mountain's audited consolidated financial statements as of and for the fiscal year ended December 31, 2014 contained in its Current Report on Form 8-K filed with the SEC on May 7, 2015 (the "Iron Mountain May 7th Current Report"), which is incorporated by reference into this proxy statement. The selected historical consolidated statements of operations for each of the fiscal years ended December 31, 2011 and December 31, 2010, respectively, and the selected historical consolidated balance sheet data as of December 31, 2012, December 31, 2011 and December 31, 2010, respectively, have been derived from Iron Mountain's audited consolidated financial statements as of and for such years contained in Iron Mountain's other reports filed with the SEC, which are not incorporated by reference into this proxy statement.

        The selected historical consolidated statements of operations for each of the six-month periods ended June 30, 2015 and June 30, 2014 and the selected historical consolidated balance sheet data as of June 30, 2015 have been derived from Iron Mountain's unaudited consolidated financial statements as of and for the three and six months ended June 30, 2015 contained in Iron Mountain's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the SEC on July 30, 2015 (the "Iron Mountain Quarterly Report on Form 10-Q"), which is incorporated by reference into this proxy statement. The selected historical consolidated balance sheet data as of June 30, 2014 have been derived from Iron Mountain's unaudited consolidated financial statements as of and for the three and six months ended June 30, 2014 contained in Iron Mountain's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2014 filed with the SEC on July 31, 2014, which is not incorporated by reference into this proxy statement. In Iron Mountain's view, the unaudited consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for fair presentation of the interim June 30, 2015 financial information. Interim results as of and for the six-month period ended June 30, 2015 are not necessarily indicative of, and are not projections for, the results to be expected for the fiscal year ended December 31, 2015.

        The information set forth below is only a summary and is not necessarily indicative of the results of future operations of Iron Mountain, including following completion of the Transaction, and you should read the following information together with Iron Mountain's consolidated financial statements, the related notes and sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Iron Mountain May 7th Current Report and the Iron Mountain Quarterly Report on Form 10-Q, which are incorporated by reference into this proxy statement, and in Iron Mountain's other reports filed with the SEC. For more information, see the section entitled "Where You Can Find More Information" beginning on page 137.

	Year Ended December 31,					Six Months Ended June 30,
	2010(1)(2)	2011(1)(2)	2012(1)(2)	2013(1)(2)	2014	2014	2015
	(In thousands)
Consolidated Statements of Operations Data:
Revenues:
Storage rental	$1,598,718	$1,682,990	$1,733,138	$1,784,721	$1,860,243	$925,778	$920,081
Service	1,292,431	1,330,613	1,270,817	1,239,902	1,257,450	631,240	588,939

Total Revenues	2,891,149	3,013,603	3,003,955	3,024,623	3,117,693	1,557,018	1,509,020
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	1,192,862	1,245,200	1,277,113	1,288,878	1,344,636	672,106	647,937
Selling, general and administrative	772,811	834,591	850,371	924,031	869,572	428,587	412,299
Depreciation and amortization	304,205	319,499	316,344	322,037	353,143	175,374	173,500
Intangible impairments(3)	85,909	46,500	—	—	—	—	—
(Gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net	(9,906)	995	4,661	430	1,065	1,045	848

Total Operating Expenses	2,345,881	2,446,785	2,448,489	2,535,376	2,568,416	1,277,112	1,234,584
Operating Income	545,268	566,818	555,466	489,247	549,277	279,906	274,436
Interest Expense, Net	204,559	205,256	242,599	254,174	260,717	124,513	130,985
Other Expense, Net	8,768	13,043	16,062	75,202	65,187	479	24,353

Income from Continuing Operations Before Provision (Benefit) for Income Taxes and Gain on Sale of Real Estate	331,941	348,519	296,805	159,871	223,373	154,914	119,098
Provision (Benefit) for Income Taxes	166,720	105,139	114,304	62,127	(97,275)	(153,041)	23,352
Gain on Sale of Real Estate, Net of Tax	(786)	(2,361)	(206)	(1,417)	(8,307)	(7,468)	—

Income from Continuing Operations	166,007	245,741	182,707	99,161	328,955	315,423	95,746
(Loss) Income from Discontinued Operations, Net of Tax	(219,417)	(47,439)	(6,774)	831	(209)	(938)	—
Gain (Loss) on Sale of Discontinued Operations, Net of Tax	—	200,619	(1,885)	—	—	—	—

Net (Loss) Income	(53,410)	398,921	174,048	99,992	328,746	314,485	95,746
Less: Net Income Attributable to Noncontrolling Interests	4,908	4,054	3,126	3,530	2,627	1,181	1,320

Net (Loss) Income Attributable to Iron Mountain Incorporated	$(58,318)	$394,867	$170,922	$96,462	$326,119	$313,304	$94,426

	Year Ended December 31,					Six Months Ended June 30,
	2010(1)	2011(1)	2012(1)	2013(1)	2014	2014	2015
	(In thousands, except per share data)
Earnings (Losses) per Share—Basic:
Income from Continuing Operations	$0.82	$1.26	$1.05	$0.52	$1.68	$1.64	$0.45

Total (Loss) Income from Discontinued Operations	$(1.09)	$0.79	$(0.05)	$—	$—	$—	$—

Net (Loss) Income Attributable to Iron Mountain Incorporated	$(0.29)	$2.03	$0.98	$0.51	$1.67	$1.63	$0.45

Earnings (Losses) per Share—Diluted:
Income from Continuing Operations	$0.82	$1.25	$1.04	$0.52	$1.67	$1.63	$0.45

Total (Loss) Income from Discontinued Operations	$(1.09)	$0.78	$(0.05)	$—	$—	$—	$—

Net (Loss) Income Attributable to Iron Mountain Incorporated	$(0.29)	$2.02	$0.98	$0.50	$1.66	$1.62	$0.45

Weighted Average Common Shares Outstanding—Basic	201,991	194,777	173,604	190,994	195,278	192,130	210,468

Weighted Average Common Shares Outstanding—Diluted	201,991	195,938	174,867	192,412	196,749	193,298	212,163

Dividends Declared per Common Share	$0.3750	$0.9375	$5.1200	$1.0800	$5.3713	$0.5405	$0.9499

	Year Ended December 31,					Six Months Ended June 30,
	2010(1)	2011(1)	2012(1)	2013(1)	2014	2014	2015
	(In thousands)
Other Data:
Adjusted OIBDA(4)	$925,476	$949,339	$910,917	$894,581	$925,797	$470,373	$454,446
Adjusted OIBDA Margin(4)	32.0%	31.5%	30.3%	29.6%	29.7%	30.2%	30.1%
Ratio of Earnings to Fixed Charges	2.2 x	2.2 x	1.9 x	1.5 x	1.7 x	2.0 x	1.7 x

	As of December 31,					As of June 30,
	2010(1)	2011(1)	2012(1)	2013(1)	2014	2014	2015
	(in thousands)
Consolidated Balance Sheet Data:
Cash and Cash Equivalents	$258,693	$179,845	$243,415	$120,526	$125,933	$145,343	$117,098
Total Assets	6,416,393	6,041,258	6,358,339	6,653,005	6,570,342	6,735,124	6,422,577
Total Long-Term Debt (including Current Portion of Long-Term Debt)	3,008,207	3,353,588	3,825,003	4,171,722	4,663,531	4,354,546	4,789,150
Total Equity	1,949,022	1,249,742	1,157,148	1,051,734	869,955	1,297,150	722,225

Reconciliation of Operating Income to Adjusted OIBDA (in thousands):

	Year Ended December 31,					Six Months Ended June 30,
	2010(1)(2)	2011(1)(2)	2012(1)(2)	2013(1)(2)	2014	2014	2015
Operating Income	$545,268	$566,818	$555,466	$489,247	$549,277	$279,906	$274,436
Add: Depreciation and Amoritization	304,205	319,499	316,344	322,037	353,143	175,374	173,500
Intangible Impairments	85,909	46,500	—	—	—	—	—
(Gain) loss on disposal/write-down of property, plant and equipment (Excluding Real Estate), Net	(9,906)	995	4,661	430	1,065	1,045	848
REIT Costs	—	15,527	34,446	82,867	22,312	14,048	—
Recall Costs	—	—	—	—	—	—	5,662

Adjusted OIBDA	$925,476	$949,339	$910,917	$894,581	$925,797	$470,373	$454,446

(1)
During the second quarter of 2014, Iron Mountain identified contract billing inaccuracies arising from a single location which occurred over numerous years that resulted in an overstatement of prior years' reported revenue by an aggregate of $10.0 million, as described in Note 2.y. to Notes to Consolidated Financial Statements included in the Iron Mountain May 7th Current Report. Revenue and Adjusted OIBDA, as defined below, for the years ended December 31, 2010, 2011, 2012 and 2013 have been restated to reflect a reduction in revenues of $1.2 million, $1.1 million, $1.3 million and $1.3 million, respectively, to correct the billing inaccuracies. The remaining overstated amount of $5.1 million relates to the periods prior to 2010. The impact to income from continuing operations and net income is a reduction of $0.7 million, $0.7 million, $0.8 million and $0.8 million, respectively, for the after tax impact of the contract billing inaccuracies for the years ended December 31, 2010, 2011, 2012 and 2013, respectively. Earnings (loss) per share—basic and earnings (loss) per share—diluted have also been restated to reflect the restatement. In addition, total equity at December 31, 2010, 2011, 2012 and 2013 has been reduced by $3.8 million, $4.5 million, $5.3 million and $6.1 million, respectively, to account for the contract billing inaccuracies.

(2)
As a result of Iron Mountain's conversion to a REIT and in accordance with the SEC rules applicable to REITs, Iron Mountain no longer reports (gain) loss on sale of real estate as a component of operating income, but will continue to report it as a component of income (loss) from continuing operations. Iron Mountain will continue to report the (gain) loss on sale of property, plant and equipment (excluding real estate), along with any impairment, write-downs or involuntary conversions related to real estate, as a component of operating income. The results for the years ended December 31, 2010, 2011, 2012 and 2013 have been reclassified to conform to this presentation.

(3)
For the year ended December 31, 2010, Iron Mountain recorded a non-cash goodwill impairment charge of $85.9 million related to its technology escrow services business, which Iron Mountain continues to own and operate and which was previously reflected in Iron Mountain's former worldwide digital business segment and is now reflected as a component of Iron Mountain's North American Records and Information Management Business segment. For the year ended December 31, 2010, Iron Mountain recorded a $197.9 million non-cash goodwill impairment charge related to its former worldwide digital business that is included in loss from discontinued operations, net of tax. For the year ended December 31, 2011, Iron Mountain recorded a non-cash goodwill impairment charge of $46.5 million in its Continental Western Europe reporting unit, which is a component of Iron Mountain's Western European Business segment.

(4)
Adjusted OIBDA and Adjusted OIBDA Margin are non-GAAP measures. Adjusted OIBDA is defined as operating income before depreciation, amortization, intangible impairments, (gain) loss on disposal/write-down of property, plant and equipment, net (excluding real estate), REIT Costs (as defined below) and Recall Costs (as defined below). Adjusted OIBDA Margin is calculated by dividing Adjusted OIBDA by total revenues. REIT Costs includes costs associated with Iron Mountain's 2011 proxy contest, the previous work of the former Strategic Review Special Committee of the board of directors and costs associated with Iron Mountain's conversion to a REIT, excluding REIT compliance costs beginning January 1, 2014 which Iron Mountain expects to recur in future periods. Recall Costs includes costs associated with Iron Mountain's proposed acquisition of Recall, including costs to complete the acquisition (including advisory and professional fees) as well as costs incurred once Iron Mountain closes the Transaction to integrate Recall with Iron Mountain's existing operations (including moving, severance, facility upgrade, REIT conversion and system upgrade costs).

  Iron Mountain believes Adjusted OIBDA and Adjusted OIBDA Margin provide current and potential investors with relevant and useful information regarding its ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system used to assess and evaluate the operating performance of its business. Adjusted OIBDA does not include certain items that Iron Mountain believes are not indicative of its core operating results, specifically: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) (gain) loss on sale of real estate, net of tax; (3) intangible impairments; (4) Recall Costs; (5) REIT Costs; (6) other expense (income), net; (7) income (loss) from discontinued operations, net of tax; (8) gain (loss) on sale of discontinued operations, net of tax; and (9) net income (loss) attributable to noncontrolling interests.

  Adjusted OIBDA also does not include interest expense, net and the provision (benefit) for income taxes. These expenses are associated with its capitalization and tax structures, which Iron Mountain does not consider when evaluating the operating profitability of its core operations. Finally, Adjusted OIBDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which Iron Mountain evaluates by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted OIBDA and Adjusted OIBDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. GAAP, such as operating or net income (loss) or cash flows from operating activities from continuing operations as determined in accordance with U.S. GAAP.

Selected Unaudited Historical Consolidated Financial Information of Recall

        The following selected unaudited historical consolidated income statement of Recall for the years ended June 30, 2015 and June 30, 2014 and the selected unaudited historical consolidated balance sheet data as of June 30, 2015 and June 30, 2014 have been derived from Recall's year ended June 30, 2015 unaudited historical financial statements and related notes, which are included in Annex B to this proxy statement. The selected unaudited historical consolidated financial data of Recall for the fiscal year ended June 30, 2013 and the selected unaudited balance sheet data as of June 30, 2013 have been derived from Recall's year ended June 30, 2014 unaudited historical financial statements and related notes, which is included in Annex B to this proxy statement. The historical income statement and balance sheet data as of and for Recall's fiscal years ended June 30, 2012 and June 30, 2011, respectively, are not presented below as such information was not available absent unreasonable effort.

        The information set forth below is only a summary and is not necessarily indicative of the results of future operations of Recall, including following completion of the Transaction, and you should read the following information together with Recall's unaudited consolidated financial statements, the related notes and sections entitled "Information about the Companies—Recall Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 94 of this proxy statement.

Consolidated Income Statement

	(Unaudited) Year Ended June 30,(1)
US$M	2015	2014	2013
Revenues	$827.8	$613.7	$225.3
Gain on sale of business	2.1	0.0	0.0
Operating expenses	(723.3)	(539.3)	(161.4)
Share of results of joint venture	0.1	0.2	0.0

Operating profit	106.7	74.6	63.9
Net finance costs	(21.6)	(12.3)	(0.6)

Profit before tax	85.1	62.3	63.3
Tax expense	(20.1)	(20.3)	(20.0)

Net Income	$65.0	$42.0	$43.3
Depreciation and amortization (included in Operating expenses)	$69.8	$47.1	$13.1
Weighted Average Number of Shares—Basic (millions)	313.4	208.7	42.3
Weighted Average Number of Shares—Diluted (millions)	317.4	209.8	42.3
Basic earnings per share	$0.21	$0.20	$1.02
Diluted earnings per share	$0.21	$0.20	$1.02
Dividend per share (Australian dollar)	$0.19	$0.08	$—
Balance Sheet
Cash and Cash Equivalents	$88.5	$72.1	$6.1
Total Assets	$1,504.0	$1,468.0	$305.9
Total Long-Term Debt (including Current Portion)	$648.5	$552.2	$0.0
Total Equity	$549.2	$599.4	$241.7

(1)
As a result of the demerger with Brambles, the Recall 2015, 2014 and 2013 unaudited financial information only reflects results of entities acquired as part of the demerger from the date of their respective acquisition from Brambles. Therefore, Recall's statutory financial performance for the years ended June 30, 2013 and June 30, 2014, as presented in the table above, includes results of a number of material Recall entities for only part of the respective financial year in which they were acquired. For a more detailed comparison of Recall's unaudited statutory results see "Information about the Companies—Recall Management's Discussion and Analysis of Financial Condition and Results of Operations," beginning on page 94 of this proxy statement.

 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IFRS AND U.S. GAAP

        The financial information of Recall included in this proxy statement has been prepared and presented in accordance with International Financial Reporting Standards (as promulgated by the International Accounting Standards Board) ("IFRS"). Certain differences exist between IFRS and U.S. GAAP which might be material to the financial information included in this proxy statement.

        The principal differences between U.S. GAAP and IFRS which might be material in the preparation of Recall's consolidated financial statements are described below. Because Iron Mountain did not have any access to non-public business or detailed financial information of Recall, Iron Mountain cannot be sure that the differences described below are complete or would in fact be the accounting principles creating the most significant differences between financial information of Recall prepared under IFRS and U.S. GAAP. The following summary does not include all differences that exist between IFRS and U.S. GAAP and is not intended to provide a comprehensive listing of all such differences specifically related to Iron Mountain, Recall or the industry in which Iron Mountain and Recall operate.

        The differences described below reflect only those differences in accounting policies in force at the time of the preparation of the historical financial information of Recall. There has been no attempt to identify future differences between IFRS and U.S. GAAP as the result of prescribed changes in accounting standards, transactions or events that may occur in the future.

Deferred Tax

        In accordance with IFRS, on a jurisdictional basis all deferred tax assets ("DTAs") and deferred tax liabilities ("DTLs") are netted together, and the net DTA or DTL is recorded on the balance sheet as a noncurrent DTA or DTL, respectively. Under U.S. GAAP, jurisdictional netting of DTAs and DTLs are performed on a current vs. noncurrent basis.

Exit Activities

        Under IFRS, liabilities for plant closures, lease terminations and other exit costs may generally be recognized when an entity has formally committed to a plan. U.S. GAAP prohibits the recognition of a liability based solely on an entity's commitment to a plan, and recognition of a provision for lease termination usually is upon the date the property is no longer used and most categories of exit costs are recognized as incurred.

Debt Issuance Costs

        Under IFRS, when a financial liability is not carried at fair value, transaction costs including third party costs and creditor fees are deducted from the carrying value of the financial liability and are not recorded as separate assets. Under U.S. GAAP, third party fees related to debt issuance are classified as assets.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        The following unaudited pro forma consolidated financial statements are derived from and should be read in conjunction with historical consolidated financial statements and related notes of Iron Mountain, which are incorporated by reference, and Recall, which are included in this proxy statement.

        The unaudited pro forma consolidated balance sheet as of June 30, 2015, and the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014, are presented herein. The unaudited pro forma consolidated balance sheet combines the unaudited consolidated balance sheets of Iron Mountain and Recall as of June 30, 2015 and gives effect to the Transaction as if it had been completed on June 30, 2015. The unaudited pro forma consolidated statements of operations combine the historical results of Iron Mountain and Recall for the six months ended June 30, 2015 and the year ended December 31, 2014 and give effect to the Transaction as if it occurred on January 1, 2014. The historical financial information has been adjusted to give effect to pro forma adjustments that are (i) directly attributable to the Transaction, (ii) factually supportable, and (iii) with respect to the unaudited consolidated statements of operations, expected to have a continuing impact on the consolidated results.

        The unaudited pro forma consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations would actually have been if the Transaction occurred as of the dates indicated or what financial position or results of operations would be for any future periods. The unaudited pro forma consolidated financial statements are based upon the respective historical consolidated financial statements of Iron Mountain and Recall, and should be read in conjunction with (1) the accompanying notes to the unaudited pro forma consolidated financial information, (2) the unaudited consolidated financial statements for the six months ended June 30, 2015 and notes thereto of Iron Mountain included in the Iron Mountain Quarterly Report on Form 10-Q, filed with the SEC on July 30, 2015, (3) the audited consolidated financial statements for the fiscal year ended December 31, 2014 and notes thereto included in the Iron Mountain May 7th Current Report, and (4) the unaudited consolidated financial statements and notes thereto for the fiscal years ended June 30, 2015 and June 30, 2014 of Recall, which are included in Annex B to this proxy statement.

        The unaudited pro forma consolidated statements of operations also include certain purchase accounting adjustments, including items expected to have a continuing impact on the combined results, such as increased amortization expense on acquired intangible assets. The unaudited pro forma consolidated statements of operations do not include the impact of any revenue, cost or other operating synergies that may result from the acquisition or any related restructuring costs.

IRON MOUNTAIN INCORPORATED
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2015
(In thousands, except share and per share data)

	Historical
	Iron Mountain	Recall (IFRS) (Note 3)	U.S. GAAP Adjustments	(Note)	Recall (U.S. GAAP)	Purchase Accounting Adjustments	(Note)	Financing Adjustments	(Note)	Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$117,098	$88,500	$—		$88,500	$(326,536)	7(a)		$7(j)	$
Accounts receivable, net	596,252	183,200	—		183,200	—
Deferred income taxes	21,609	—	17,389	5(a)(b)	17,389	(471)	7(h)
Prepaid expenses and other	139,768	18,600	—		18,600	—

Total Current Assets	874,727	290,300	17,389		307,689	(327,007)
Property, Plant and Equipment:
Property, plant and equipment	4,681,792	836,400	—		836,400	(229,867)	7(b)
Less Accumulated depreciation	(2,188,779)	(423,300)	—		(423,300)	423,300	7(b)

Property, Plant and Equipment, net	2,493,013	413,100	—		413,100	193,433	7(b)
Other Assets, net:
Goodwill	2,388,697	677,200	—		677,200	309,800	7(c)
Customer relationships and acquisition costs	595,468	109,500	—		109,500	1,099,500	7(d)
Deferred financing costs	43,827	—	6,091	5(c)	6,091	(6,091)	7(e)		7(j)
Other	26,845	13,900	(4,520)	5(a)(b)	9,380	51,276	7(d)(h)

Total Other Assets, net	3,054,837	800,600	1,571		802,171	1,454,485

Total Assets	$6,422,577	$1,504,000	$18,960		$1,522,960	$1,320,911		$		$

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$70,235	$21,800	$—		$21,800	$—			$7(j)	$
Accounts payable	162,238	135,730	—		135,730	(1,497)	7(f)
Accrued expenses	333,811	39,700	(19,552)	5(a)(b)	20,148	21	7(h)		7(j)
Deferred revenue	185,851	29,970	—		29,970	—

Total Current Liabilities	752,135	227,200	(19,552)		207,648	(1,476)
Long-term Debt, net of current portion	4,718,915	626,700	6,091	5(c)	632,791	—			7(j)
Other Long-Term Liabilities	79,124	20,881	8,234	5(a)	29,115	13,890	7(g)
Deferred Rent	100,336	11,351	—		11,351	(11,351)	7(f)
Deferred Income Taxes	49,842	68,668	11,531	5(a)(b)	80,199	373,914	7(h)
Equity:
Iron Mountain Incorporated Stockholders' Equity:
Common stock	2,108	—	—		—	507	7(i)
Additional paid-in capital	1,603,278	380,600	—		380,600	1,126,683	7(i)
(Distributions in excess of earnings) Earnings in excess of distributions	(766,849)	246,100	12,656	5(b)	258,756	(258,756)	7(i)
Accumulated other comprehensive items, net	(129,750)	(77,500)	—		(77,500)	77,500	7(i)

Total Iron Mountain Incorporated Stockholders' Equity	708,787	549,200	12,656		561,856	945,934
Noncontrolling Interests	13,438	—	—		—	—

Total Equity	722,225	549,200	12,656		561,856	945,934

Total Liabilities and Equity	$6,422,577	$1,504,000	$18,960		$1,522,960	$1,320,911		$		$

See accompanying notes to unaudited pro forma consolidated financial information.

IRON MOUNTAIN INCORPORATED
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share data)

	Historical
	Iron Mountain	Recall (IFRS) (Note 3)	U.S. GAAP Adjustments	(Note)	Recall (U.S. GAAP)	Purchase Accounting Adjustments	(Note)	Financing Adjustments	(Note)	Pro Forma
Revenues:
Storage rental	$1,860,243	$457,900	$—		$457,900	$—		$		$
Service	1,257,450	398,900	—		398,900	—

Total Revenues	3,117,693	856,800	—		856,800	—
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	1,344,636	454,200	(8,700)	5(b)	445,500	(655)	8(a)
Selling, general and administrative	869,572	228,200	—		228,200	(7,100)	8(b)
Depreciation and amortization	353,143	70,800	—		70,800	81,574	8(c)(d)
Loss (gain) on disposal/write-down of property, plant and equipment (excluding real estate), net	1,065	5,800	—		5,800	—

Total Operating Expenses	2,568,416	759,000	(8,700)		750,300	73,819
Operating Income (Loss)	549,277	97,800	8,700		106,500	(73,819)
Interest Expense, Net	260,717	20,100	—		20,100	—			8(g)
Other Expense (Income), Net	65,187	(1,600)	—		(1,600)	—

Income (Loss) from Continuing Operations Before Provision (Benefit) for Income Taxes and (Gain) Loss on Sale of Real Estate	223,373	79,300	8,700		88,000	(73,819)
(Benefit) Provision for Income Taxes	(97,275)	26,300	2,436	5(b)	28,736	(20,669)	8(e)
(Gain) Loss on Sale of Real Estate, Net of Tax	(8,307)	—	—		—	—

Income (Loss) from Continuing Operations	328,955	53,000	6,264		59,264	(53,150)
(Loss) Income from Discontinued Operations, Net of Tax	(209)	—	—		—	—

Net Income (Loss)	328,746	53,000	6,264		59,264	(53,150)
Less: Net Income (Loss) Attributable to Noncontrolling Interests	2,627	—	—		—	—

Net Income (Loss) Attributable to Iron Mountain Incorporated	$326,119	$53,000	$6,264		$59,264	$(53,150)		$		$

Earnings per Share—Basic	$1.67									$
Earnings per Share—Diluted	$1.66									$
Weighted Average Common Shares Outstanding—Basic	195,278					50,682	8(f)
Weighted Average Common Shares Outstanding—Diluted	196,749					50,682	8(f)

See accompanying notes to unaudited pro forma consolidated financial information.

IRON MOUNTAIN INCORPORATED
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2015
(In thousands, except per share data)

	Historical
	Iron Mountain	Recall (IFRS) (Note 3)	U.S. GAAP Adjustments	(Note)	Recall (U.S. GAAP)	Purchase Accounting Adjustments	(Note)	Financing Adjustments	(Note)	Pro Forma
Revenues:
Storage rental	$920,081	$217,200	$—		$217,200	$—		$		$
Service	588,939	183,600	—		183,600	—

Total Revenues	1,509,020	400,800	—		400,800	—
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	647,937	207,800	(11,083)	5(b)	196,717	(328)	8(a)
Selling, general and administrative	412,299	113,600	—		113,600	(16,051)	8(b)
Depreciation and amortization	173,500	33,700	—		33,700	42,487	8(c)(d)
Loss (gain) on disposal/write-down of property, plant and equipment (excluding real estate), net	848	(1,500)	—		(1,500)	—

Total Operating Expenses	1,234,584	353,600	(11,083)		342,517	26,108
Operating Income (Loss)	274,436	47,200	11,083		58,283	(26,108)
Interest Expense, Net	130,985	11,800	—		11,800	—			8(g)
Other Expense (Income), Net	24,353	1,700	—		1,700	—

Income (Loss) from Continuing Operations Before Provision (Benefit) for Income Taxes and (Gain) Loss on Sale of Real Estate	119,098	33,700	11,083		44,783	(26,108)
Provision (Benefit) for Income Taxes	23,352	1,200	3,103	5(b)	4,303	(7,310)	8(e)
(Gain) Loss on Sale of Real Estate, Net of Tax	—	—	—		—	—

Income (Loss) from Continuing Operations	95,746	32,500	7,980		40,480	(18,798)
(Loss) Income from Discontinued Operations, Net of Tax	—	—	—		—	—

Net Income (Loss)	95,746	32,500	7,980		40,480	(18,798)
Less: Net Income (Loss) Attributable to Noncontrolling Interests	1,320	—	—		—	—

Net Income (Loss) Attributable to Iron Mountain Incorporated	$94,426	$32,500	$7,980		$40,480	$(18,798)		$		$

Earnings per Share—Basic	$0.45									$
Earnings per Share—Diluted	$0.45									$
Weighted Average Common Shares Outstanding—Basic	210,468					50,682	8(f)
Weighted Average Common Shares Outstanding—Diluted	212,163					50,682	8(f)

See accompanying notes to unaudited pro forma consolidated financial information.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION

(In thousands, except share and per share amounts)

NOTE 1—DESCRIPTION OF THE TRANSACTION

        On June 8, 2015, Iron Mountain and Recall entered into the Transaction Agreement, pursuant to which Recall will propose a scheme of arrangement under Australian corporate law between it and its shareholders that, if approved by Recall shareholders and the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) and implemented, will have the effect that Iron Mountain Sub will acquire all of the outstanding shares of Recall. The Iron Mountain stockholders have to approve the Transaction Proposal. As a result of the Transaction, Recall will become a wholly-owned subsidiary of Iron Mountain.

        Subject to the terms and conditions of the Transaction Agreement, upon the completion of the Transaction, Recall shareholders shall be entitled to receive for each outstanding share of Recall common stock the Australian dollar equivalent of US$0.50 in cash (the "Cash Supplement") as well as either (1) 0.1722 of a newly issued share of Iron Mountain common stock (the "Equity Election") or (2) A$8.50 less the Australian dollar equivalent of US$0.50 in cash (the "Cash Election"). The Cash Election is subject to a proration mechanism that will cap the total amount of cash paid to Recall shareholders opting for the Cash Election at A$225,000 (the "Cash Election Cap") with the remainder to be received as newly issued Iron Mountain common stock. Amounts paid to Recall shareholders that represent the Cash Supplement are excluded from the calculation of the Cash Election Cap.

NOTE 2—BASIS OF PRESENTATION

        The accompanying unaudited pro forma consolidated financial statements were prepared in accordance with Article 11 of SEC Regulation S-X. The unaudited pro forma consolidated balance sheet was prepared using the historical balance sheets of Iron Mountain and Recall as of June 30, 2015. Recall's fiscal year ends on June 30 and Iron Mountain's fiscal year ends on December 31. As the fiscal years differ by more than 93 days, financial information for Recall for the year ended December 31, 2014 and the six months ended June 30, 2015 has been derived for purposes of the preparation of the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated statements of operations were prepared using:

  •
  the historical unaudited statement of operations of Iron Mountain for the six months ended June 30, 2015;

  •
  the historical audited statement of operations of Iron Mountain for the year ended December 31, 2014;

  •
  the historical unaudited consolidated income statement of Recall for the twelve months ended December 31, 2014, which has been derived by adding the financial data from the historical unaudited consolidated income statement for the six months ended December 31, 2014, to the financial data from the historical unaudited consolidated income statement for the fiscal year ended June 30, 2014, and subtracting the financial data from the historical unaudited consolidated income statement for the six months ended December 31, 2013; and

  •
  the historical unaudited consolidated income statement of Recall for the six months ended June 30, 2015, which has been derived by subtracting the financial data from the historical unaudited consolidated income statement for the six months ended December 31, 2014 from the historical unaudited consolidated income statement for the fiscal year ended June 30, 2015.

        The unaudited pro forma consolidated financial information was prepared using the acquisition method of accounting with Iron Mountain treated as the acquiring entity. Accordingly, the historical consolidated financial information has been adjusted to give effect to the impact of the consideration

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 2—BASIS OF PRESENTATION (Continued)

issued in connection with the Transaction. In the unaudited pro forma consolidated balance sheet, Iron Mountain's purchase price has been allocated to the assets acquired and liabilities assumed based upon management's preliminary estimate of their respective fair values as of the date of the Transaction. Any differences between the fair value of the consideration issued and the fair value of the assets acquired and liabilities assumed will be recorded as goodwill. The amounts allocated to the assets acquired and liabilities assumed in the unaudited pro forma consolidated financial statements are based on management's preliminary valuation estimates. Definitive allocations will be performed and finalized based on certain valuations and other studies that will be performed by Iron Mountain with the services of outside valuation specialists after the closing of the Transaction. Accordingly, the purchase price allocation adjustments and related depreciation and amortization reflected in the unaudited pro forma consolidated financial statements are preliminary, have been made solely for the purpose of preparing these statements and are subject to revision based on a final determination of fair value upon the closing of the Transaction.

        The unaudited pro forma consolidated statements of operations also include certain purchase accounting adjustments, including items expected to have a continuing impact on the combined results, such as increased amortization expense on acquired intangible assets. The unaudited pro forma consolidated statements of operations do not include the impacts of any revenue, cost or other operating synergies that may result from the Transaction or any related restructuring costs. Iron Mountain and Recall have just recently begun collecting information in order to formulate detailed integration plans to deliver planned synergies. However, at this time, the integration plans are in their preliminary stages and the related acquisition related costs are not yet estimable and, therefore, are not factually supportable for purposes of inclusion in the unaudited pro forma consolidated financial information.

Financing Arrangement

        Prior to, and conditioned upon the closing of the Transaction, Iron Mountain intends to enter into a financing arrangement (the "Recall Financing"), the proceeds of which will be used to finance a portion of the cash consideration of the purchase price to be paid in exchange for Recall common stock pursuant to the Transaction Agreement, and to repay Recall's outstanding indebtedness at the time of closing. These unaudited pro forma consolidated financial statements do not yet reflect the entry into and consummation of the Recall Financing or the use of proceeds therefrom to repay Recall's outstanding indebtedness as, at the time of filing of this proxy statement, the form and amount of indebtedness to be outstanding under the Recall Financing is not factually supportable. The Recall financing may not be available on favorable terms, if at all. If Iron Mountain is unable to obtain sufficient financing and consummate the Transaction, Iron Mountain may be subject to significant monetary or other damages under the Transaction Agreement. Iron Mountain intends to give effect to the Recall Financing in an amendment to this proxy statement once the amount and terms of the Recall Financing are factually supportable.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 3—RECLASSIFICATIONS

        Certain balances presented in the historical Recall financial statements included within these unaudited pro forma consolidated financial statements were reclassified to conform their presentation to that of Iron Mountain as indicated in the tables below:

Balance Sheet as of June 30, 2015

Item	Amount	Presentation in Recall's IFRS Statutory Financial Statements	Presentation in Unaudited Pro Forma Consolidated Financial Statements
Inventories	$2,100	Inventories	Prepaid expenses and other
Other assets	16,500	Other assets	Prepaid expenses and other
Customer relationships	78,900	Intangible assets	Customer relationships and acquisition costs
Customer acquisition costs	30,600	Intangible assets	Customer relationships and acquisition costs
Other intangible assets	2,000	Intangible assets	Other
Computer software	23,300	Intangible assets	Property, plant and equipment, net
Deferred revenue	29,970	Trade and other payables	Deferred revenue
Deferred rent	11,351	Other liabilities	Deferred rent

        The following balances have been included in other assets, accrued expenses and other long-term liabilities as follows:

Item	Amount	Presentation in Unaudited Pro Forma Consolidated Financial Statements
Other receivables	$6,700	Other
Deferred tax assets	4,804	Other
Derivative financial instruments	100	Other
Other assets	296	Other
Taxes payable	7,500	Accrued expenses
Provisions	32,200	Accrued expenses
Derivative financial instruments	800	Other long-term liabilities
Provisions	12,000	Other long-term liabilities
Other liabilities	8,081	Other long-term liabilities

Unaudited Pro Forma Consolidated Statements of Operations Adjustments:

        Certain line items in Recall's consolidated income statements have been reclassified to conform to Iron Mountain's presentation in the unaudited pro forma consolidated statements of operations as follows:

  •
  Operating expenses have been reclassified to selling, general and administrative, cost of sales and depreciation and amortization;

  •
  Gain on sale of business has been reclassified to (loss) gain on disposal/write-down of property, plant and equipment (excluding real estate), net;

  •
  Share of results of joint venture have been reclassified to selling, general and administrative;

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 3—RECLASSIFICATIONS (Continued)

  •
  Finance revenue has been reclassified to interest expense, net; and

  •
  Finance costs have been reclassified to interest expense, net and other expense (income), net.

NOTE 4—PURCHASE PRICE

        For the purpose of preparing the accompanying unaudited pro forma consolidated balance sheet as of June 30, 2015, the preliminary estimate of the purchase price was calculated as follows:

Recall shares issued and outstanding prior to closing of the Transaction(1)		323,100,000
Closing price per share of Iron Mountain common stock on August 12, 2015		$29.75
Exchange ratio		0.1722

Consideration per share for Equity Election (rounded)		$5.12295

Cash price per share in Australian dollars	A$	8.50
Australian dollar to U.S. dollar exchange rate as of August 12, 2015		0.73327

Cash price per share in U.S. dollars		$6.23280
Less: Cash Supplement per share		(0.50)

Consideration per share for Cash Election (rounded)		$5.73280

Fair value of Cash Supplement in U.S. dollars(2)		$161,550
Fair value of consideration for Cash Election in U.S. dollars(3)		164,986
Fair value of consideration for Equity Election in U.S. dollars(4)		1,507,790

Total estimated purchase price in U.S. dollars		$1,834,326

        The estimated purchase price reflected in these unaudited pro forma consolidated financial statements does not purport to represent what the actual purchase price will be when the Transaction is consummated. In accordance with ASC 805, the fair value of equity securities issued as part of the consideration transferred will be measured on the closing date of the Transaction at the then-current market price. This requirement will likely result in a per-share equity component different from the $29.75 assumed in these unaudited pro forma consolidated financial statements and that difference may be material. Iron Mountain believes that an increase or decrease of 24% in the market price of Iron Mountain's common stock on the closing date of the Transaction as compared to the market price of Iron Mountain's common stock assumed for purposes of these unaudited pro forma consolidated financial statements is possible based upon the recent history of the market price of Iron Mountain's common stock. This amount was derived based on historical volatility of Iron Mountain's common stock and is not indicative of Iron Mountain's future stock performance. Assuming that Recall shareholders elect the Cash Election up to the Cash Election Cap, a change of this magnitude would increase or decrease the purchase price by approximately $360,000, which would result in a corresponding increase or decrease to goodwill in these unaudited pro forma consolidated financial statements.

(1)
In accordance with the Transaction Agreement, prior to the completion of the Transaction, all outstanding rights to acquire any ordinary shares of Recall under Recall's equity incentive arrangements, including all unvested performance rights and retention rights (the "Recall Equity Awards") will vest and Recall will issue the number of Recall shares required by the Recall Equity

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 4—PURCHASE PRICE (Continued)

  Awards so that the relevant former holders of the Recall Equity Awards can participate in the Transaction. The number of Recall shares included in the table above represents the number of Recall shares outstanding as if the Transaction was completed as of June 30, 2015, including approximately 313,675,000 Recall shares outstanding as of June 30, 2015, as well as 9,425,000 Recall shares to be issued in connection with the Recall Equity Awards (inclusive of approximately 2,330,000 Recall shares related to Recall Equity Awards expected to be granted between June 30, 2015 and the close of the Transaction, as mutually agreed to by Recall and Iron Mountain).

(2)
The aggregate amount of the Cash Supplement upon the closing of the Transaction has been calculated as follows:

Cash Supplement per share of Recall common stock	$0.50
Recall shares issued and outstanding prior to closing of the Transaction	323,100,000

Total Cash Supplement	$161,550

(3)
As noted in the table above, the estimated per-share consideration for the Equity Election based on the closing market price of Iron Mountain common stock as of August 12, 2015 is less than the estimated Cash Election per share based on the closing market price of Iron Mountain's common stock and the Australian dollar to U.S. dollar exchange rate of A$0.73327 to $1.00 in effect as of August 12, 2015. As a result, for the purpose of preparing these unaudited pro forma consolidated financial statements, Iron Mountain has assumed that Recall shareholders would elect the Cash Election up to the Cash Election Cap of $164,986 (A$225,000 translated at the exchange rate of A$0.73327 to $1.00 as of August 12, 2015).

Aggregate Cash Election amount	$164,986
Cash Election consideration per share of Recall common stock (rounded)	5.73280

Shares of Recall common stock allocated to Cash Election	28,779,330

(4)
Represents the portion of consideration to be paid assuming a closing price of Iron Mountain common stock on August 12, 2015 of $29.75 per share as follows:

Recall shares issued and outstanding prior to closing of the Transaction	323,100,000
Shares of Recall common stock allocated to the Cash Election	(28,779,330)

Remaining Recall shares allocated to the Equity Election	294,320,670
Fair value of total consideration per Recall share for Equity Election (rounded)	5.12295

Fair value of consideration for Equity Election	$1,507,790

Fair value of consideration for Equity Election	$1,507,790
Divided by—Closing price per share of Iron Mountain common stock on August 12, 2015	29.75

Total Iron Mountain shares issued to satisfy Equity Election	50,682,017

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 4—PURCHASE PRICE (Continued)

        The following is a summary of the preliminary allocation of the above purchase price as reflected in the unaudited pro forma consolidated balance sheet as of June 30, 2015:

Cash and cash equivalents	$88,500
Accounts receivable, net	183,200
Prepaid expenses and other	18,600
Property, plant and equipment	606,533
Customer relationship intangible asset	1,209,000
Other intangible assets	48,940
Deferred income tax assets, including current portion	21,538
Other assets—long term	7,096
Accounts payable	(134,233)
Accrued expenses	(19,917)
Deferred revenue	(29,970)
Long-term debt, including current portion	(654,591)
Unfavorable lease liabilities	(13,890)
Other long-term liabilities	(29,115)
Deferred income tax liabilities, including current portion	(454,365)

Estimated fair value of net assets acquired	847,326
Preliminary allocation to goodwill	987,000

Estimated purchase price	$1,834,326

        The goodwill balance is primarily attributed to the assembled workforce, expanded market opportunities and cost and other operating synergies anticipated upon the integration of the operations of Iron Mountain and Recall. See Note 7 for a discussion of the methods used to determine the fair value of Recall's identifiable assets.

NOTE 5—IFRS TO U.S. GAAP ADJUSTMENTS

(a)
Reflects adjustments to the presentation of deferred income taxes as a result of the application of U.S. GAAP. In accordance with IFRS, on a jurisdictional basis all deferred tax assets ("DTAs") and deferred tax liabilities ("DTLs") are netted together, and the net DTA or DTL is recorded on the balance sheet as a noncurrent DTA or DTL, respectively. Under U.S. GAAP, jurisdictional netting of DTAs and DTLs are performed on a current vs. noncurrent basis. The following table reflects the adjustments to current and noncurrent DTAs and DTLs as a result of the application of U.S. GAAP.

	Amount	Balance Sheet Classification
Current deferred tax assets	$19,370	Deferred income taxes
Long-term deferred tax assets	423	Other
Current deferred tax liabilities	231	Accrued expenses
Uncertain tax position liability	8,234	Other long-term liabilities
Long-term deferred tax liabilities	11,328	Deferred income taxes
(b)
Reflects adjustments to reverse accrued expenses and related tax effects for restructuring actions taken by Recall during the year ended December 31, 2014 and the six months ended June 30, 2015 due to differences in the timing of recognition of such liabilities permitted under IFRS and U.S. GAAP. Under IFRS, liabilities for plant closures, lease terminations and other exit costs may

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 5—IFRS TO U.S. GAAP ADJUSTMENTS (Continued)

  generally be recognized when an entity has formally committed to a plan. U.S. GAAP prohibits the recognition of a liability based solely on an entity's commitment to a plan, and recognition of a provision for lease termination usually is upon the date the property is no longer used and most categories of exit costs are recognized as incurred.

  Unaudited Pro Forma Balance Sheet Adjustments

	Adjustment	Balance Sheet Classification
Current deferred tax assets	$(1,981)	Deferred income taxes
Long-term deferred tax assets	(4,943)	Other
Accrued expenses	(19,783)	Accrued expenses
Long-term deferred tax liabilities	203	Deferred income taxes
Earnings in excess of distributions	12,656	Earnings in excess of distributions

  Unaudited Pro Forma Statement of Operations Adjustments—Year Ended December 31, 2014

Adjustment
Cost of sales	$(8,700)
Provision for income taxes	2,436

  Unaudited Pro Forma Statement of Operations Adjustments—Six Months Ended June 30, 2015

Adjustment
Cost of sales	$(11,083)
Provision for income taxes	3,103
(c)
Reflects an adjustment to reclassify $6,091 of unamortized debt issuance costs associated with Recall's outstanding indebtedness that were presented as a reduction of the debt liability. Under IFRS, when a financial liability is not carried at fair value, transaction costs including third party costs and creditor fees are deducted from the carrying value of the financial liability and are not recorded as separate assets. Under U.S. GAAP, third party fees related to debt issuance are classified as assets.

NOTE 6—CONFORMING ACCOUNTING POLICIES

        At this time, except for the adjustments noted in (i) Note 5 to restate the consolidated financial statements of Recall previously issued under IFRS to be consistent with U.S. GAAP and (ii) Note 3 to reclassify certain balances presented in the historical financial statements of Recall to conform their presentation to that of Iron Mountain, Iron Mountain is not aware of any material differences between the accounting policies of the two companies that would continue to exist subsequent to the application of purchase accounting. Following the Transaction, Iron Mountain will conduct a more detailed review of Recall's accounting policies in an effort to determine if differences in accounting policies require further reclassification of Recall's results of operations or reclassification of assets or liabilities to conform to Iron Mountain's accounting policies and classifications. As a result, Iron Mountain may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on these unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 7—UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

Purchase Accounting Adjustments:

(a)
Reflects the cash portion of the purchase price paid to Recall common shareholders, calculated as follows:

Cash paid to Recall common shareholders pursuant to Cash Supplement	$161,550
Cash paid to Recall common shareholders pursuant to Cash Election	164,986

Total cash consideration	$326,536

(b)
Reflects an increase in book value for Recall's property, plant and equipment balance to reflect their acquisition-date fair values of $193,433 (consisting primarily of an increase in the value of racking structures of $171,006), resulting in a total fair value of acquired property, plant and equipment of $606,533. The fair value estimate for property, plant and equipment is preliminary and has been determined based on the assumptions that management believes market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). This preliminary fair value estimate could include assets that are not intended to be used, may be sold or are intended to be used in a manner other than their highest and best use. For purposes of the accompanying unaudited pro forma consolidated financial statements, it is assumed that all assets will be used in a manner that represents their highest and best use. The final fair value determination for property, plant and equipment may differ materially from this preliminary determination.

(c)
Goodwill is calculated as the difference between the fair value of the purchase price and the values assigned to the identifiable tangible and intangible assets acquired and liabilities assumed. See Note 4 for the calculation of the amount of goodwill recognized in connection with the Transaction.

(d)
Reflects identifiable intangible assets expected to be recognized in connection with the Transaction, consisting of the following:

Description	Estimated Fair Value	Balance Sheet Classification
Customer relationships	$1,209,000	Customer relationships and acquisition costs
Recall trade name	34,000	Other
Favorable leases	14,940	Other

Total identifiable intangible assets	$1,257,940

  The fair value of the customer relationships intangible asset was valued using a multi-period excess earnings method, a form of the income approach, which incorporates the estimated future cash flows to be generated from Recall's existing customer base. Excess earnings are the earnings remaining after deducting the market rates of return on the estimated values of contributory assets, including debt-free net working capital, tangible assets, and other identifiable intangible assets. The excess earnings are thereby calculated for each year of a multi-year projection period and discounted to present value. Accordingly, the primary components of this method consist of the determination of excess earnings and an appropriate rate of return.

  The Recall trade name was valued using the relief from royalty method under the income approach, which estimates the cost savings generated by a company related to the ownership of an

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 7—UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS (Continued)

  asset for which it would otherwise have had to pay royalties or license fees on revenues earned through the use of the asset. The discount rate used is determined at the time of measurement based on an analysis of the implied internal rate of return of the transaction, weighted average cost of capital and weighted average return on assets.

  The estimated value of favorable lease assets is $14,940 and reflects leases with contractual rents that are less than current market rents.

  The fair value estimate for all identifiable intangible assets is preliminary and is based on assumptions that management believes market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). This preliminary fair value estimate could include assets that are not intended to be used, may be sold or are intended to be used in a manner other than their highest and best use. For purposes of the accompanying unaudited pro forma consolidated financial statements, it is assumed that all assets will be used in a manner that represents their highest and best use. The final fair value determinations for identifiable intangible assets may differ from this preliminary determination and those differences may be material.

(e)
Reflects the removal of capitalized borrowing costs of $6,091 associated with Recall's outstanding indebtedness as a result of the application of purchase accounting.

(f)
Reflects an adjustment to eliminate the previously existing current and long-term deferred rent liabilities of Recall of $1,497 and $11,351 as a result of the application of purchase accounting.

(g)
Reflects an adjustment to record the fair value of unfavorable lease obligations of $13,890 for leases with contractual rents that are greater than current market rents. The final fair value determination for unfavorable lease obligations may differ from this preliminary determination and those differences may be material.

(h)
Reflects the adjustments to record the step up of deferred income tax assets and liabilities resulting from pro forma fair value adjustments for the assets acquired and liabilities assumed as follows:

	Amount	Balance Sheet Classification
Current deferred tax assets	$(471)	Deferred income taxes
Long-term deferred tax assets	4,336	Other
Current deferred tax liabilities	21	Accrued expenses
Long-term deferred tax liabilities	373,914	Deferred income taxes

  This estimate of deferred taxes was determined based on the changes in the book basis of the net assets to be acquired compared to the historical basis reflected in Recall's financial statements using a blended statutory tax rate of 28%. This statutory tax rate does not assume that the U.S. subsidiary of Recall will qualify as a REIT for U.S. income tax reporting purposes, as it is not factually supportable at this time. If the U.S. subsidiary of Recall were to qualify as a REIT, the estimated net deferred tax liability recorded at acquisition would be reduced by approximately $228,000. Adjustments to established deferred tax assets and liabilities due to refined determination of statutory rates as well as the recognition of additional deferred tax assets and liabilities upon detailed analysis of the acquired assets and assumed liabilities may occur in conjunction with the finalization of the purchase accounting and these items could be material.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 7—UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS (Continued)

(i)
Reflects an adjustment of $561,856 to eliminate Recall's historical stockholders' equity, which represents the historical book value of Recall's net assets, as a result of the application of purchase accounting.

Reflects adjustments of $507 and $1,507,283 to common stock and additional paid-in capital, respectively, to reflect the issuance of 50,682,017 shares of Iron Mountain common stock with a par value of $0.01 per share to satisfy the Equity Election pursuant to the Transaction Agreement, assuming a closing price of Iron Mountain common stock on August 12, 2015 of $29.75 per share (see Note 4).

Financing Adjustments

(j)
Prior to, and conditioned upon, the closing of the Transaction, Iron Mountain intends to enter into the Recall Financing, the proceeds of which will be used to finance a portion of the cash consideration of the purchase price to be paid in exchange for Recall common stock pursuant to the Transaction Agreement and to repay Recall's outstanding indebtedness at the time of closing. Iron Mountain expects that the loans under the Recall Financing will bear interest at LIBOR plus a margin ranging from [    •    ] to [    •    ]. Upon consummation of the Transaction, Iron Mountain expects outstanding borrowings under the Recall Financing to be approximately [$    •    ], and that the cash proceeds to Iron Mountain will be approximately [$    •    ] (net of an estimated [$    •    ] of financing costs that are expected to be deferred and amortized over the term of the Recall Financing to interest expense).

The pro forma adjustment reflects the entry into and receipt of net proceeds from the Recall Financing as well as the repayment of [$    •    ] of Recall's outstanding indebtedness as of June 30, 2015.

NOTE 8—UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

(a)
Reflects adjustments to cost of sales of $655 and $328 for the year ended December 31, 2014 and the six months ended June 30, 2015, respectively, representing a net decrease in rent expense related to the amortization of favorable and unfavorable lease assets and liabilities recognized as part of purchase accounting related to above- or below-market leases.

(b)
Reflects an adjustment to selling, general and administrative expense of $11,451 for the six months ended June 30, 2015 representing the elimination of the advisory, legal and accounting expenses incurred by both Iron Mountain and Recall in connection with the Transaction, which are not expected to have a continuing impact on results of operations.

Reflects adjustments to selling, general and administrative expense of $7,100 and $4,600 related to 7,107,730 and 7,071,410 performance and retention rights outstanding during the year ended December 31, 2014 and the six months ended June 30, 2015, respectively, representing the elimination of the Recall share-based compensation expense for each respective period as, in accordance with the Transaction Agreement, prior to the completion of the Transaction, all Recall Equity Awards will vest and Recall will issue the number of Recall shares required by the Recall Equity Awards so that the relevant former holders of the Recall Equity Awards can participate in

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 8—UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS (Continued)

  the Transaction. The unaudited pro forma consolidated statements of operations assume that the vesting and settlement of these awards occurred prior to January 1, 2014.

(c)
Reflects adjustments to depreciation and amortization expense of $70,750 and $34,025 for the year ended December 31, 2014 and the six months ended June 30, 2015, respectively, representing an increase in amortization expense related to the fair value of identified intangible assets with definite lives. The following table shows the pre-tax impact on amortization expense:

			Amortization Expense
Description	Estimated Useful Life	Estimated Fair Value	Year Ended December 31, 2014	Six Months Ended June 30, 2015
Customer relationships	15	$1,209,000	$80,600	$40,300
Recall trade name	8	34,000	4,250	2,125

Amortization expense			84,850	42,425
Less: Recall historical amortization			(14,100)	(8,400)

Additional amortization expense			$70,750	$34,025

  Preliminary estimated future amortization expense, based upon Iron Mountain's newly acquired intangible assets at June 30, 2015, is as follows:

Year ending December 31,	Amount
Remaining 2015	$42,425
2016	84,850
2017	84,850
2018	84,850
2019	84,850
Thereafter	861,175

Total	$1,243,000

(d)
Reflects adjustments to depreciation and amortization of $10,824 and $8,462 for the year ended December 31, 2014 and the six months ended June 30, 2015, respectively, representing increased

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 8—UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS (Continued)

  depreciation expense related to the fair value step-up of property, plant and equipment, with estimated lives ranging from 3 to 35 years, as follows:

			Depreciation Expense
Description	Estimated Useful Life	Estimated Fair Value	Year Ended December 31, 2014	Six Months Ended June 30, 2015
Racking	12	$373,406	$31,117	$15,559
Land	N/A	22,251	N/A	N/A
Warehouse equipment and vehicles	4	42,700	10,675	5,338
Computer hardware and software	3	31,600	10,533	5,267
Buildings	35	73,576	2,102	1,051
Other property, plant and equipment	5	63,000	13,097	6,547

Depreciation expense			67,524	33,762
Less: Recall historical depreciation			(56,700)	(25,300)

Additional depreciation expense			$10,824	$8,462

(e)
Reflects adjustments to provision for income taxes of $20,669 and $7,310 for the year ended December 31, 2014 and six months ended June 30, 2015, respectively, to reflect the tax effect of the pro forma adjustments based on an estimated blended statutory tax rate of 28%. This statutory tax rate does not assume that the U.S. subsidiary of Recall will qualify as a REIT for U.S. income tax reporting purposes, as it is not factually supportable at this time. Because the tax rate used for these unaudited pro forma consolidated financial statements is an estimate, it will likely vary from the effective rate in periods subsequent to the completion of the Transaction and those differences may be material.

(f)
The weighted average shares outstanding used to compute basic and diluted net loss per share for the year ended December 31, 2014 and the six months ended June 30, 2015 have been adjusted to give effect to the issuance of 50,682,017 shares of Iron Mountain common stock to satisfy the Equity Election (assuming a closing price of Iron Mountain common stock on August 12, 2015 of $29.75 per share) as if such issuances had occurred on January 1, 2014.

Financing Adjustments

(g)
Reflects the following adjustments to interest expense resulting from the anticipated Recall Financing entered into by Iron Mountain upon the closing of the Transaction as well as the repayment in full of Recall's outstanding indebtedness:

(i)
increase to interest expense of [$    •    ] and [$    •    ] for the year ended December 31, 2014 and six months ended June 30, 2015, respectively, reflecting estimated interest expense associated with the Recall Financing using a weighted average interest rate of [    •    %] per year;

(ii)
increase to interest expense reflecting amortization of estimated deferred financing costs of [$    •    ] and [$    •    ] for the year ended December 31, 2014 and the six months ended June 30, 2015, respectively, associated with the establishment of the Recall Financing; and

(iii)
the elimination of interest expense of [$    •    ] and [$    •    ] for the year ended December 31, 2014 and the six months ended June 30, 2015, respectively, related to Recall's outstanding indebtedness that will be repaid in full upon the closing of the Transaction, which is assumed,

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 8—UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS (Continued)

    for the purposes of the unaudited pro forma consolidated statements of operations, to have occurred on January 1, 2014.

  A 1/8th percent increase in the assumed rates would result in an aggregate increase to the above noted interest expense of [$    •    ].

        The unaudited pro forma consolidated statement of operations adjustments for the year ended December 31, 2014 have not been adjusted to remove the one-time net tax benefit recorded by Iron Mountain during the year ended December 31, 2014 as discussed in Note 7 to the consolidated financial statements included within the Iron Mountain May 7th Current Report, which has been incorporated by reference into this proxy statement, as this adjustment is not directly attributable to the Transaction.

NOTE 9—SUPPLEMENTARY UNAUDITED PRO FORMA CONSOLIDATED REVENUE INFORMATION

        The following tables provide certain unaudited supplementary data for Iron Mountain, Recall and the combined company on a pro forma basis. See Note 2 within the notes to the unaudited pro forma consolidated financial information beginning on page 22 for information concerning how the historical consolidated statement of operations information of Iron Mountain and Recall for the twelve months ended December 31, 2014 and the six months ended June 30, 2015 were derived.

Revenues by Geography

	Iron Mountain (as reported for the six months ended June 30, 2015)	Recall (for the six months ended June 30, 2015)	Pro Forma (for the six months ended June 30, 2015)
North America(1)	$1,097,635	$161,700	$1,259,335
Latin America(2)	116,569	30,500	147,069
Europe(3)	250,208	88,800	339,008
Asia Pacific(4)	44,608	119,800	164,408

	$1,509,020	$400,800	$1,909,820

	Iron Mountain (as reported for the year ended December 31, 2014	Recall (for the twelve months ended December 31, 2014)	Pro Forma (for the year ended December 31, 2014)
North America(1)	$2,199,148	$306,900	$2,506,048
Latin America(2)	247,318	69,700	317,018
Europe(3)	569,018	214,700	783,718
Asia Pacific(4)	102,209	265,500	367,709

	$3,117,693	$856,800	$3,974,493

(1)
Includes the United States and Canada.

(2)
Includes Argentina, Brazil, Chile, Colombia, Mexico and Peru.

(3)
Includes Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Netherlands, Norway, Poland, Romania, Russia, Serbia, Slovakia, Spain, Sweden, Switzerland, Turkey, Ukraine and the United Kingdom.

(4)
Includes Australia, India, China, Hong Kong-SAR, Malaysia, New Zealand, Singapore, Taiwan and Thailand.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL INFORMATION (Continued)

(In thousands, except share and per share amounts)

NOTE 9—SUPPLEMENTARY UNAUDITED PRO FORMA CONSOLIDATED REVENUE INFORMATION (Continued)

Revenues by Product and Service Line

	Iron Mountain (as reported for the six months ended June 30, 2015)	Recall (for the six months ended June 30, 2015)	Pro Forma (for the six months ended June 30, 2015)
Records Management(1)(2)	$1,128,065	$311,100	$1,439,165
Data Management(1)(3)	262,636	41,800	304,436
Destruction(1)(4)	118,319	47,900	166,219

	$1,509,020	$400,800	$1,909,820

	Iron Mountain (as reported for the year ended December 31, 2014	Recall (for the twelve months ended December 31, 2014)	Pro Forma (for the year ended December 31, 2014)
Records Management(1)(2)	$2,329,546	$658,500	$2,988,046
Data Management(1)(3)	531,516	88,700	620,216
Destruction(1)(4)	256,631	109,600	366,231

	$3,117,693	$856,800	$3,974,493

(1)
Each of the offerings within the product and service lines has a component of revenue that is storage rental related and a component that is service revenues, except the Destruction service offering, which does not have a storage component.

(2)
Includes business records management, compliant records management and consulting services, document management solutions, fulfillment services, health information management solutions, energy data services, dedicated facilities management and technology escrow services.

(3)
Includes data protection and recovery services and entertainment services.

(4)
Includes secure shredding and compliant information destruction.

COMPARATIVE PER SHARE DATA

        The table set forth below depicts the basic and diluted earnings per share, cash dividends declared per share and book value per share for (a) Iron Mountain and Recall on a historical basis, (b) the combination of Iron Mountain and Recall on an unaudited pro forma consolidated basis and (c) Recall in comparison with the equivalent pro forma net income and book value per share attributable to 0.1722 of a newly issued share of Iron Mountain common stock that will be received for each ordinary share of Recall exchanged in the Transaction, based on the closing market price of Iron Mountain's common stock as well as the exchange ratio between the U.S. dollar and the Australian dollar as of August 12, 2015, and assuming the Cash Election is fully utilized. The unaudited pro forma consolidated data of the combined company was derived by combining the historical consolidated financial information of Iron Mountain and Recall using the acquisition method of accounting for business combinations as described in the section of this proxy statement entitled, "Accounting Treatment." For a discussion of the assumptions and adjustments made in the preparation of the unaudited pro forma consolidated financial information presented in this proxy statement, see the section entitled "Unaudited Pro Forma Consolidated Financial Information" beginning on page 18 of this proxy statement.

        Recall's consolidated financial statements are prepared in accordance with IFRS, which differs in a number of significant respects from U.S. GAAP. For a general discussion of the significant differences between IFRS and U.S. GAAP, please see the section entitled "Summary of Significant Differences between IFRS and U.S. GAAP" on page 17 of this proxy statement.

        You should read the information presented in the table below together with the historical financial statements of Iron Mountain and Recall and the related notes and the Unaudited Pro Forma Consolidated Financial Information appearing elsewhere in this proxy statement or incorporated herein by reference. The pro forma data are unaudited and for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will achieve after the consummation of the Transaction.

  Historical Data Per Share

        The historical book value per share data for Iron Mountain presented below is computed by dividing total Iron Mountain Incorporated stockholders' equity of $856.4 million on December 31, 2014 and $708.8 million on June 30, 2015, by the number of shares outstanding on those dates.

	Iron Mountain
	As of and for Year Ended December 31, 2014	As of and for Six Months Ended June 30, 2015
Income (loss) from continuing operations per common share
Basic	$1.68	$0.45
Diluted	1.67	0.45
Shares used in calculating basic and diluted income (loss) from continuing operations per common share
Basic	195,278	210,468
Diluted	196,749	212,163
Book value per share	$4.08	$3.36

        The historical book value per share data for Recall presented below is computed by dividing total Recall Holdings Limited total equity of $599.4 million on June 30, 2014 and $549.2 million on June 30, 2015, respectively, by the number of shares outstanding on those dates.

	Recall
	As of and for Year Ended June 30, 2014	As of and for Year Ended June 30, 2015
Earnings per share
Basic	$0.20	$0.21
Diluted	0.20	0.21
Shares used in calculating basic and diluted earnings per common share
Basic	208,700	313,400
Diluted	209,800	317,400
Book value per share	$1.92	$1.75

  Unaudited Pro Forma Consolidated Data Per Share

        The pro forma book value per share as of June 30, 2015 is computed by dividing pro forma consolidated Iron Mountain Incorporated Stockholders' Equity of [    •    ] on June 30, 2015 by the pro forma number of shares assumed to be outstanding on that date.

Iron Mountain & Recall Pro Forma Consolidated
	As of and for Year Ended December 31, 2014			As of and for Six Months Ended June 30, 2015
Income (loss) from continuing operations per common share
Basic	$	[•	]	$	[•	]
Diluted		[•	]		[•	]
Shares used in calculating basic and diluted income (loss) from continuing operations per common share
Basic		[•	]		[•	]
Diluted		[•	]		[•	]
Book value per share(1)				$	[•	]

(1)
Pro forma book value per share is only calculated for a June 30, 2015 Transaction date.

 COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

        Shares of Iron Mountain common stock are currently listed and principally traded on the NYSE under the symbol "IRM." Ordinary shares of Recall are currently listed and principally traded on the ASX under the symbol "REC." The following table sets forth, for the periods indicated, the high and low sales prices per share of Iron Mountain common stock and Recall ordinary shares as reported on the NYSE and the ASX, respectively. Price per share information for Recall ordinary shares is presented in Australian dollars.

Iron Mountain:

Fiscal Year Ending December 31, 2015	High	Low
Third Quarter (through August 12, 2015)	$32.25	$28.34
Second Quarter	$38.49	$30.95
First Quarter	$41.53	$35.60

Fiscal Year Ended December 31, 2014	High	Low
Fourth Quarter	$40.41	$31.11
Third Quarter	$37.10	$31.17
Second Quarter	$31.15	$25.95
First Quarter	$30.48	$25.74

Fiscal Year Ended December 31, 2013	High	Low
Fourth Quarter	$30.80	$25.03
Third Quarter	$29.12	$25.53
Second Quarter	$39.71	$25.91
First Quarter	$36.67	$31.45

Recall:

Fiscal Year Ended June 30, 2016	High		Low
First Quarter (through August 12, 2015)	A$	7.30	A$	6.88

Fiscal Year Ended June 30, 2015	High		Low
Fourth Quarter	A$	7.85	A$	6.88
Third Quarter	A$	8.06	A$	6.87
Second Quarter	A$	7.38	A$	5.48
First Quarter	A$	5.60	A$	4.68

Fiscal Year Ended June 30, 2014	High		Low
Fourth Quarter	A$	4.86	A$	4.40
Third Quarter	A$	4.65	A$	4.04
Second Quarter (from December 10, 2013)	A$	4.50	A$	4.05

        The table below sets forth the closing sale prices of Iron Mountain common stock and Recall ordinary shares as reported on the NYSE and ASX, respectively, on April 27, 2015 (the last trading day prior to the announcement of an agreement in principle between Iron Mountain and Recall pursuant to which Iron Mountain would acquire Recall), on June 5, 2015 (the last trading day prior to the public announcement of the Transaction), and August 12, 2015. The table also shows the implied value of one ordinary share of Recall, which was calculated by multiplying the closing price of Iron Mountain common stock on that date by the exchange ratio of 0.1722 (the "exchange ratio") and adding the Cash

Supplement (except in the case of April 27, 2015 because the Cash Supplement was not included in the agreement in principle announced by the parties on April 28, 2015). The market prices of Iron Mountain common stock and Recall ordinary shares likely will fluctuate between the date of this proxy statement and the time of the Iron Mountain and Recall shareholder approvals and the completion of the Transaction. No assurance can be given concerning the market prices of Iron Mountain common stock or Recall ordinary shares before the completion of the Transaction or the market price of Iron Mountain common stock after the completion of the Transaction.

        The Transaction consideration is fixed in the Transaction Agreement and will not be adjusted for changes in the market value of the Iron Mountain common stock or Recall ordinary shares. As a result, the market value of the Iron Mountain common stock that Recall shareholders will receive in the Transaction may vary significantly from the prices shown in the table below.

Date	Recall Ordinary Share (A$)(3)	Iron Mountain Common Stock (US$)(4)	Share Conversion Ratio	Cash Supplement (US$)(5)	U.S. dollar to Australian dollar exchange rate(6)	Implied Value of Recall Ordinary Share (A$)
April 27, 2015(1)	$7.69	$36.24	0.1722	$—	0.7812	$7.99
June 5, 2015(2)	$7.02	$32.65	0.1722	$0.50	0.7724	$7.93
August 12, 2015	$6.88	$29.75	0.1722	$0.50	0.7333	$7.67

(1)
Represents the last trading day prior to announcement of an agreement in principle between Iron Mountain and Recall whereby Iron Mountain would acquire 100% of the issued share capital of Recall.

(2)
Represents the last trading day prior to announcement of the Transaction Agreement.

(3)
Trading price of Recall common stock upon the close of trading on the ASX on the date indicated.

(4)
Trading price of Iron Mountain common stock upon the close of trading on the NYSE on the date indicated.

(5)
Represents the Cash Supplement as agreed upon in the Transaction Agreement. Cash Supplement is not included for the April 27, 2015 calculation as the Cash Supplement was not contemplated in the original agreement in principle.

(6)
Historical exchange rates based on ending exchange rate for the date indicated per Oanda.com.

        Iron Mountain stockholders should obtain current market prices for shares of Iron Mountain common stock and Recall ordinary shares in deciding whether to vote for the approval of the Transaction Proposal.

Dividends

Iron Mountain

        In February 2010, the Iron Mountain board of directors adopted a dividend policy under which Iron Mountain has paid, and in the future intends to pay, quarterly cash dividends on its common stock. Declaration and payment of future quarterly dividends is at the discretion of the Iron Mountain board of directors.

        On September 15, 2014, Iron Mountain announced a special distribution of $700,000 (the "Special Distribution") payable to stockholders of record as of September 30, 2014. The Special Distribution represented the remaining amount of Iron Mountain's undistributed earnings and profits attributable to all taxable periods ending on or prior to December 31, 2013, which in accordance with tax rules applicable to REIT conversions, Iron Mountain was required to pay to its stockholders on or before December 31, 2014. The Special Distribution also included certain items of taxable income that Iron Mountain recognized in 2014, such as depreciation recapture in respect of accounting method changes commenced in Iron Mountain's pre-REIT period as well as foreign earnings and profits recognized as dividend income. The Special Distribution followed an initial special distribution of $700,000 paid to Iron Mountain stockholders in November 2012.

        The Special Distribution was paid on November 4, 2014 (the "Payment Date") to stockholders of record as of September 30, 2014 in a combination of common stock and cash. Stockholders had the right to elect to be paid their pro rata portion of the Special Distribution in all common stock or all cash, with the total cash payment to stockholders limited to no more than $140,000 or 20% of the total Special Distribution, not including cash paid in lieu of fractional shares. Based on stockholder elections, Iron Mountain paid $140,000 of the Special Distribution in cash, not including cash paid in lieu of fractional shares, with the balance paid in the form of common stock. Iron Mountain's shares of common stock were valued for purposes of the Special Distribution based upon the average closing price on the three trading days following October 24, 2014, or $35.55 per share, and as a result, Iron Mountain issued approximately 15,750,000 shares of common stock in the Special Distribution. These shares impacted weighted average shares outstanding from the date of issuance, and thus impact Iron Mountain's earnings per share data prospectively from the Payment Date.

        In November 2014, the Iron Mountain board of directors declared a distribution of $0.255 per share (the "Catch-Up Distribution") payable on December 15, 2014 to stockholders of record on November 28, 2014. The Iron Mountain board of directors declared the Catch-Up Distribution because Iron Mountain's cash distributions paid from January 2014 through July 2014 were declared and paid before the Iron Mountain's board of directors had determined that Iron Mountain would elect REIT status effective January 1, 2014 and were therefore less than they otherwise would have been if the final determination to elect REIT status effective January 1, 2014 had been made prior to such distributions.

        In 2013, 2014 and during the first six months of 2015, the Iron Mountain board of directors declared and paid the following dividends:

Declaration Date	Dividend Per Share	Record Date	Total Amount (in thousands)	Payment Date
March 14, 2013	$0.2700	March 25, 2013	$51,460	April 15, 2013
June 6, 2013	0.2700	June 25, 2013	51,597	July 15, 2013
September 11, 2013	0.2700	September 25, 2013	51,625	October 15, 2013
December 16, 2013	0.2700	December 27, 2013	51,683	January 15, 2014
March 14, 2014	0.2700	March 25, 2014	51,812	April 15, 2014
May 28, 2014	0.2700	June 25, 2014	52,033	July 15, 2014
September 15, 2014	0.4750	September 25, 2014	91,993	October 15, 2014
September 15, 2014(1)	3.6144	September 30, 2014	700,000	November 4, 2014
November 17, 2014(2)	0.2550	November 28, 2014	53,450	December 15, 2014
November 17, 2014	0.4750	December 5, 2014	99,617	December 22, 2014
February 19, 2015	0.4750	March 6, 2015	99,795	March 20, 2015
May 28, 2015	0.4750	June 12, 2015	100,119	June 26, 2015

(1)
Represents Special Distribution

(2)
Represents Catch-Up Distribution

        During the years ended December 31, 2012, 2013 and 2014, Iron Mountain's board of directors declared distributions to Iron Mountain stockholders of $886,896, $206,365 and $1,048,905 respectively. These distributions represent approximately $5.12 per share, $1.08 per share and $5.37 per share for the years ended December 31, 2012, 2013 and 2014, respectively, based on the weighted average number of common shares outstanding during each respective year. For each of 2012 and 2014, total amounts distributed included special distributions of $700,000 or $4.07 and $3.61 per share, respectively, associated with Iron Mountain's conversion to a REIT. A portion of these distributions were paid to Iron Mountain stockholders in the form of Iron Mountain common stock.

        For federal income tax purposes, distributions to Iron Mountain's stockholders are generally treated as nonqualified ordinary dividends, qualified ordinary dividends or return of capital. The United States Internal Revenue Service (the "IRS") requires historical C corporation earnings and profits to be distributed prior to any REIT distributions, which may affect the character of each distribution to Iron Mountain stockholders, including whether and to what extent each distribution is characterized as a qualified or nonqualified ordinary dividend. For the years ended December 31, 2012, 2013 and 2014, the dividends Iron Mountain paid on its common stock were classified as follows:

	Year Ended December 31,
	2012	2013	2014
Nonqualified ordinary dividends	0.0%	0.0%	26.4%
Qualified ordinary dividends	100.0%	100.0%	56.4%
Return of capital	0.0%	0.0%	17.2%

	100.0%	100.0%	100.0%

Recall

        On August 24, 2014, the Recall board of directors adopted a dividend policy under which Recall has paid, and in the future intends to pay, certain dividends on its shares. Recall's dividend policy has a long-term target dividend pay-out ratio of 55-70% of underlying net profit after tax, after taking account of the future funding needs of the business. Recall established a Dividend Reinvestment Plan in August 2014. However, Recall has not yet activated that plan.

        Under the Corporations Act, Recall may not pay a dividend unless Recall's assets exceed its liabilities immediately before the dividend is declared and the excess is sufficient for the payment of the dividend, the payment of the dividend is fair and reasonable to Recall shareholders as a whole and the payment of the dividend does not materially prejudice Recall's ability to pay creditors. Subject to the Corporations Act, the constitution of Recall and the terms of issue or rights of any shares with special rights to dividends, the Recall directors may declare or determine that a dividend is payable, fix the amount and the time for payment and authorize the payment or crediting by Recall to, or at the direction of, each Recall shareholder entitled to that dividend.

        In 2014 and 2015, the Recall board of directors declared and paid the following dividends:

Balance Date	Dividend Per Share		Record Date	Total Amount (in thousands)		Payment Date
June 30, 2015	A$	0.10	October 7, 2015	A$	31,370	October 27, 2015
December 31, 2014	A$	0.09	April 7, 2015	A$	28,200	April 24, 2015
June 30, 2014	A$	0.08	October 1, 2014	A$	25,100	October 23, 2014

        In the 2013-14 financial year, the Recall board of directors determined to pay a dividend of A$0.08 per Recall share. The dividend was unfranked and 100% was classified as conduit foreign income.

        In the first half of the 2014-15 financial year, the Recall board of directors determined to pay a dividend of A$0.09 per Recall share. The dividend was 30% franked and 70% was classified as conduit foreign income. In the second half of the 2014-15 financial year, the Recall board of directors determined to pay a dividend of A$0.10 per Recall share. The dividend was 40% franked and 60% was classified as conduit foreign income.

        In December 2013, Brambles Limited, an Australian public company limited by shares ("Brambles"), implemented a demerger transaction by way of a distribution of shares of Recall to

Brambles' shareholders (the "Demerger"). As part of the Demerger process, Recall paid a dividend of $23,800 to Brambles on December 18, 2013. This dividend was unfranked.

        As part of Recall's dividend policy, Recall intends to frank future dividends to the extent practicable, which is likely to mean partial franking in the medium term. The unfranked component of Recall's dividends paid to non-Australian residents is intended to be conduit foreign income to the extent possible and therefore not subject to Australian withholding tax. However, there is a risk that some, or all, of the unfranked component may be subject to Australian withholding tax.

        On the basis that the Transaction will become effective after December 31, 2015, the Recall board of directors intends to pay a dividend for the period from July 1, 2015 to December 31, 2015 (i.e. first half of 2016) subject to law and consistent with Recall's existing dividend policy.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING PROPOSALS

        The following are some questions that you, as a stockholder of Iron Mountain, may have regarding the Transaction and the other matters being considered at the special meeting of Iron Mountain stockholders, as well as answers to those questions. Iron Mountain urges you to read this proxy statement carefully and in its entirety because the information in this section does not provide all of the information that might be important to you with respect to the Transaction. Additional important information is also contained in the annexes to, and the documents incorporated by reference into, this proxy statement.

Q:
Why am I receiving this proxy statement?

A:
Iron Mountain is proposing to acquire Recall in the Transaction pursuant to the terms and conditions of the Transaction Agreement, the Scheme and the Deed Poll that are described in this proxy statement. In the Transaction, Iron Mountain Sub will acquire all of the outstanding ordinary shares of Recall in exchange for cash and newly issued shares of Iron Mountain common stock pursuant to a scheme of arrangement under Australian corporate law. As a result, Recall will become a wholly-owned subsidiary of Iron Mountain Sub. Upon the completion of the Transaction, shares of Iron Mountain common stock representing approximately 19% to 21%, depending upon the extent to which the Cash Election is made, of the outstanding common stock of Iron Mountain will be issued to former Recall shareholders, and the shares of common stock held by existing Iron Mountain stockholders will represent approximately 79% to 81% of the outstanding common stock of Iron Mountain immediately after the completion of the Transaction. A copy of the Transaction Agreement is attached to this proxy statement as Annex A. A copy of the draft Scheme forms Annexure 2 to the Transaction Agreement, and a copy of the draft Deed Poll forms Annexure 3 to the Transaction Agreement.

In order to complete the Transaction, Recall shareholders and the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) must approve the Transaction and all other conditions to the Transaction must be satisfied or waived.

Iron Mountain will hold a special meeting of its stockholders to obtain the required approval of its stockholders, and Recall will hold a separate special meeting of its shareholders to obtain the required approval of its shareholders.

Q:
What will I receive in the Transaction?

A:
Iron Mountain stockholders will continue to own their existing shares of Iron Mountain common stock after the Transaction. Immediately after the completion of the Transaction, Iron Mountain's existing stockholders will collectively own approximately 79% to 81%, depending upon the extent to which the Cash Election is made, of the outstanding common stock of Iron Mountain, and Recall's former shareholders will collectively own approximately 19% to 21% of the outstanding common stock of Iron Mountain.

Q:
When and where will Iron Mountain hold its special meeting?

A:
The special meeting will be held at [******] a.m. local time on [******], 2015, at [******], to consider and vote on each of the proposals described below.

Q:
What will the Iron Mountain stockholders be asked to vote upon at the special meeting?

A:
At the special meeting, Iron Mountain's stockholders will be asked to consider and vote upon the following proposals:

1.
the Transaction Proposal; and

  2.
  to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the Transaction Proposal.

Q:
What will the Recall shareholders be asked to vote upon?

A:
Recall shareholders will not be asked to vote on any of the proposals to be considered and voted upon at the Iron Mountain special meeting. Rather, if, at the First Court Hearing, the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), grants the necessary orders to convene a meeting of Recall shareholders to consider and vote upon a resolution to approve the Transaction, Recall will hold a separate special meeting of its shareholders pursuant to those orders.

Q:
Who is eligible to vote at the special meeting?

A:
Holders of Iron Mountain common stock as of the close of business on [******], 2015, the record date for the special meeting, are eligible to vote.

Q:
How many votes do Iron Mountain's stockholders have?

A:
Holders of Iron Mountain's common stock are entitled to cast one vote on each proposal properly brought before the special meeting for each share of Iron Mountain common stock that such holder owned at the close of business on the record date.

Q:
What constitutes a quorum for the special meeting?

A:
A majority of the outstanding shares of Iron Mountain common stock entitled to vote being present in person or represented by proxy constitutes a quorum for the special meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the special meeting but will not be considered as votes cast. Banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the special meeting is considered "non-routine," such organizations do not have discretion to vote on any proposal for which they do not receive instructions from their customers (this is referred to in this context as a "broker non-vote"). As a result, if you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your shares, your shares will not be considered present at the special meeting, will not be counted for purposes of determining the presence of a quorum and will not be voted on any of the proposals. If you provide instructions to your broker, bank or other nominee which indicate how to vote your shares with respect to a proposal but not with respect to the other proposal, your shares will be considered present at the special meeting and be counted for purposes of determining the presence of a quorum but will not be voted with respect to the other proposal.

If a quorum is not present at the meeting, the chairman of the meeting may adjourn the meeting to continue to solicit proxies.

Q:
What vote by the Iron Mountain stockholders is required to approve the Transaction Proposal?

A:
Pursuant to Section 312.03 of the NYSE Listed Company Manual, approval of the Transaction Proposal will require the affirmative vote of, in person or by proxy, holders of a majority of the total votes cast with respect to the Transaction Proposal.

Q:
Why is my vote important?

A:
In order to complete the Transaction, Iron Mountain stockholders must approve the Transaction Proposal.

Q:
Why am I being asked to consider and vote upon the Transaction Proposal?

A:
Because Iron Mountain common stock is listed for trading on the NYSE, issuances of shares of Iron Mountain common stock are subject to the NYSE Listed Company Manual. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval for the issuance of shares of Iron Mountain common stock in instances where the number of securities issued or issuable in payment of the purchase price in a transaction exceeds 20% of the number of securities of the listed issuer which are outstanding, on a non-diluted basis before the new issuance. Because the Transaction Agreement, the Scheme and Deed Poll contemplate the issuance of shares of Iron Mountain common stock in excess of this threshold on a non-diluted basis, Iron Mountain is asking you to approve the Transaction Proposal.

Q:
Will the newly issued shares of Iron Mountain common stock be traded on an exchange?

A:
It is a condition to the completion of the Transaction that the shares of common stock of Iron Mountain to be issued pursuant to the Transaction be approved for listing on the NYSE and on the ASX.

Accordingly, Iron Mountain has agreed to obtain listing approval from the NYSE for the Iron Mountain shares that will be issued in the Transaction. Iron Mountain has also agreed to establish a secondary listing on the ASX to allow Recall shareholders to trade Iron Mountain shares via Iron Mountain CDIs on the ASX.

Q:
What are Iron Mountain and Recall's reasons for proposing the Transaction and entering into the Transaction Agreement?

A:
The Iron Mountain board of directors concluded that there are significant potential benefits in the Transaction, including, among other things, an expanded global footprint, increased economies of scale, significant synergies and the potential future share appreciation of Iron Mountain, that outweigh the uncertainties, risks and potentially negative factors relevant to the Transaction. For a more detailed discussion of the reasoning of Iron Mountain's board of directors, see "The Transaction—Iron Mountain's Reasons for the Transaction" beginning on page 73 of this proxy statement and "The Transaction—Recommendations of the Iron Mountain Board of Directors" beginning on page 75 of this proxy statement.

Q:
What is a scheme of arrangement?

A:
A scheme of arrangement is a statutory procedure under Australian corporate law that allows companies to carry out transactions with shareholders and court approval that becomes binding on all shareholders by operation of law. The scheme of arrangement that is being proposed by Recall will allow Iron Mountain Sub to acquire all of the outstanding Recall ordinary shares.

Q:
How does Iron Mountain's board of directors recommend that I vote?

A:
Iron Mountain's board of directors unanimously recommends that you vote "FOR" each of the proposals to be considered and voted upon at the special meeting.

Q:
What do I need to do now?

A:
Please read this proxy statement carefully, including its annexes, to consider how the Transaction affects you. After you read this proxy statement, you should complete, sign and date your proxy card and mail it in the enclosed return envelope or submit your proxy over the telephone or over the Internet as soon as possible so that your shares can be voted at the special meeting. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote "FOR" each of the proposals being considered and voted upon at the special meeting. If your shares are held in "street name" by your broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee. Your broker, bank or other nominee will vote your shares only if you provide instructions on how you would like your shares to be voted.

Q:
How do I vote?

A:
If you are a stockholder of record, you may vote in any of the following ways:

•
To vote in person, come to the special meeting and you will be able to vote by ballot. To ensure that your shares are voted at the special meeting, Iron Mountain's board of directors recommends that you submit a proxy even if you plan to attend the special meeting.

•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. If you return your signed proxy card to Iron Mountain before the special meeting, Iron Mountain will vote your shares as you direct.

•
To vote by telephone, dial the toll-free telephone number located on the enclosed proxy card and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 pm (eastern U.S. time) on [******], 2015 to be counted.

•
To vote over the Internet, go to the web address located on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 pm (eastern U.S. time) on [******], 2015 to be counted.

If your shares of common stock are held in "street name" by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from Iron Mountain. Your broker, bank or other nominee will vote your shares only if you provide instructions to that organization on how to vote. You should provide your broker, bank or other nominee with instructions regarding how to vote your shares by following the enclosed procedures provided by that organization. Your shares will not be voted with respect to any proposal for which you fail to provide instructions, which will have no effect on approval of the proposals.

A control number, located on your proxy card or voting instruction form, is designed to verify your identity and allow you to vote your shares of Iron Mountain common stock, and to confirm that your voting instructions have been properly recorded when voting over the Internet or by telephone.

Q:
What does it mean if I receive more than one set of materials?

A:
This means you own shares of Iron Mountain common stock that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker or you may own shares through more than one broker, bank or other nominee. In these situations, you will receive multiple sets of proxy materials. You must complete, sign, date and return each of the proxy cards and voting instruction forms that you receive, or vote all of your shares over the telephone or over the Internet in accordance with the instructions above in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope and control number(s). If you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card or voting instruction form, and if you vote by telephone or via the Internet, please follow the enclosed instructions and use your control number(s).

Q:
What happens if I sell my shares of common stock before the special meeting?

A:
The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting. If you transfer your shares of Iron Mountain common stock after the record date, but before the date of the special meeting, you will retain your right to vote at the special meeting unless special arrangements are made between you and the person to whom you transfer your shares.

Q:
May I vote in person?

A:
If you are the stockholder of record of shares of Iron Mountain common stock, you have the right to vote in person at the special meeting with respect to those shares. If you are the beneficial owner of shares of Iron Mountain common stock, you are invited to attend the special meeting but, since you are not the stockholder of record, you may not vote these shares in person at the special meeting, unless you obtain a document called a "legal proxy" from your broker, bank or other nominee giving you the right to vote the shares at the special meeting. Even if you plan to attend the special meeting as a stockholder of record, Iron Mountain recommends that you also submit your proxy card or voting instructions as described above under "How do I vote?" so that your vote will be counted if you later decide not to attend the special meeting.

Q:
How can I change or revoke my vote?

A:
You have the right to revoke a proxy delivered by mail, by telephone, or over the Internet at any time before it is exercised by voting again at a later date through any of the methods available to you, by delivering written notice of revocation to Iron Mountain's Corporate Secretary by the time the special meeting begins, or by attending the special meeting and voting in person.

Q:
Am I entitled to appraisal rights?

A:
No. Under Delaware law, holders of shares of Iron Mountain common stock are not entitled to appraisal rights in connection with the Transaction or any of the matters to be acted on at the special meeting.

Q:
Is completion of the Transaction subject to any conditions?

A:
Yes. Iron Mountain and Recall are not required to complete the Transaction unless a number of conditions are satisfied or waived, including receipt of the required approvals from the Iron Mountain stockholders, Recall shareholders and the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall). See "The Transaction Agreement, Scheme and Deed Poll—Conditions Precedent to the Scheme" beginning on page 116 of this proxy statement for a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction.

Q:
When is the Scheme expected to be completed?

A:
The Scheme is expected to be completed in the first half of 2016 subject to the satisfaction or waiver of the various closing conditions set forth in the Transaction Agreement. In order for the Scheme to be completed, it must first become effective. To become effective it must (among other things) be approved by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), at the Second Court Hearing. Recall will apply to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), for an order approving the Scheme if the Scheme is approved by the requisite majorities of Recall shareholders voting at the Recall special meeting and all other conditions precedent to the Scheme (other than approval of the Sydney Federal Court or such other competent court agreed by Iron Mountain and Recall) have been satisfied or waived.

If the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), approves the Scheme, Recall will lodge a copy of the court orders with ASIC under section 411(10) of the Corporations Act. On the date on which the copies of the court orders approving the Scheme are lodged with ASIC, the Scheme will become effective. This is expected to occur on, or on the business day after, the date of issue of the court orders approving the Scheme.

It is expected that trading in ordinary shares of Recall on the ASX will be suspended from the close of trading on the Effective Date of the Scheme. A record date (which will be on or about the fifth business day following the suspension of trading of Recall shares on ASX) will be set to determine the Recall shareholders who will transfer their Recall shares and be entitled to receive consideration under the Transaction. It is scheduled that the Transaction consideration will be provided to Recall shareholders four business days after such record date (or such other date as agreed between Iron Mountain and Recall) and the Transaction will be deemed to have been completed or implemented on that date.

Q:
What happens if the Scheme is not completed?

A:
If the Scheme does not proceed, Recall shareholders will not receive shares of Iron Mountain common stock, the Iron Mountain CDIs or cash; Recall will remain listed on ASX, the market price of Iron Mountain common stock may fall in the short term; and, in certain circumstances, Iron Mountain may have to pay Recall a reimbursement fee. In certain other circumstances, Recall may have to pay Iron Mountain a reimbursement fee if the Scheme does not proceed.

Q:
Who can help answer my questions?

A:
The information provided above in the question-and-answer format is for your convenience only and is merely a summary of some of the information in this proxy statement. You should carefully read the entire proxy statement, including its annexes. If you would like additional copies of this proxy statement, without charge, or if you have questions about the Transaction, including the procedures for voting your shares, you should contact Okapi Partners LLC, Iron Mountain's proxy solicitation agent. The address of Okapi Partners LLC is 437 Madison Avenue—28th Floor, New York, New York 10022. You can call Okapi Partners LLC at 877-279-2311.

You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the Transaction, the Transaction Agreement, the Scheme or Deed Poll or other matters discussed in this proxy statement.

RISK FACTORS

        You should carefully consider the following risk factors related to the Transaction and the anticipated business of Iron Mountain after the closing of the Transaction, as well as the other information contained in this proxy statement, including the attached annexes, in evaluating whether to approve the Transaction Proposal. If any of the risks described below, or elsewhere in this proxy statement, actually occurs, the business, financial results, financial condition, operating results or stock price of Iron Mountain could be materially adversely affected.

Risks Related to the Transaction

The integration of Recall will subject Iron Mountain to liabilities that may exist at Recall or may arise in connection with the consummation of the Transaction.

        The integration of Recall with Iron Mountain may pose special risks, including one-time write-offs or restructuring charges, unanticipated costs, and the loss of key employees. There can be no assurance that the integration of Iron Mountain and Recall will be accomplished effectively or in a timely manner. In addition, the integration of Recall will subject Iron Mountain to liabilities (including tax liabilities) that may exist at Recall or may arise in connection with the consummation of the Transaction, some of which may be unknown. Although Iron Mountain and its advisors have conducted due diligence on the operations of Recall, there can be no guarantee that Iron Mountain is aware of any and all liabilities of Recall. These liabilities, and any additional risks and uncertainties related to the Transaction not currently known to Iron Mountain or that Iron Mountain may currently deem immaterial or unlikely to occur, could negatively impact Iron Mountain's future business, financial condition and results of operations.

The price of Iron Mountain's common stock and Iron Mountain's results of operations after the Transaction may be affected by factors different from those currently affecting the price of Iron Mountain common stock and Iron Mountain's results of operations.

        Recall's business is different in certain ways from that of Iron Mountain, and Iron Mountain's results of operations, as well as the price of Iron Mountain's common stock after the Transaction, may be affected by factors different from those currently affecting Iron Mountain's results of operations and the price of Iron Mountain common stock. The price of Iron Mountain's common stock may fluctuate significantly following the Transaction, including as a result of factors over which Iron Mountain and Recall have no control. See "—Risks Related to Recall and Iron Mountain" beginning on page 54 of this proxy statement for a discussion of Recall's business and certain factors to consider in connection with such business.

Iron Mountain will incur significant transaction and combination-related costs in connection with the Transaction.

        Iron Mountain and Recall expect to incur significant costs associated with the Transaction and combining the operations of the two companies. Iron Mountain's fees and expenses related to the Transaction include financial advisors' fees, filing fees, legal and accounting fees, soliciting fees and regulatory fees, some of which will be paid regardless of whether the Transaction is completed. Furthermore, Iron Mountain will incur costs associated with combining the operations of the two companies. However, it is difficult to predict the amount of these costs before Iron Mountain begins the integration process. Iron Mountain may incur additional unanticipated costs as a consequence of difficulties arising from efforts to integrate the companies.

Iron Mountain will need additional financing, which may not be available on favorable terms, if at all, in order to consummate the Transaction.

        Iron Mountain currently anticipates that it will need to raise additional debt financing to consummate the Transaction. Such additional financing may not be available on favorable terms, if at all. If Iron Mountain is unable to obtain sufficient financing and consummate the Scheme, Iron Mountain may be subject to significant monetary or other damages under the Transaction Agreement.

The Transaction Agreement limits Iron Mountain's ability to pursue alternatives to the Transaction, and in certain instances requires payment of a reimbursement fee, which could deter a third party from proposing an alternative transaction to the Transaction.

        While the Transaction Agreement is in effect, subject to certain limited exceptions, Iron Mountain is prohibited from soliciting, initiating, encouraging or entering into certain transactions, such as a merger, sale of assets or other business combination, with any third party. See "The Transaction Agreement, Scheme and Deed Poll—Exclusivity; beginning on page 128 of this proxy statement for a description of the foregoing limitations. As a result of these limitations, Iron Mountain may lose opportunities to enter into a more favorable transaction than the Transaction.

        Moreover, under specified circumstances, Iron Mountain could be required to pay Recall a reimbursement fee of A$25,500 in connection with the termination of the Transaction Agreement. See "The Transaction Agreement, Scheme and Deed Poll—Reimbursement Fees" beginning on page 131 of this proxy statement for a description of the foregoing limitations. The reimbursement fee could deter a third party from proposing an alternative to the Transaction.

The Transaction is subject to conditions to closing that could result in the Transaction being delayed or not completed and the Transaction Agreement can be terminated in certain circumstances, each of which could negatively impact the price of the Iron Mountain common stock and Iron Mountain's future business and operations.

        Consummation of the Transaction is subject to conditions, including, among others:

  •
  the approval by the Recall shareholders of the Transaction;

  •
  the approval by Iron Mountain's stockholders of the Transaction Proposal;

  •
  the approval of the Scheme by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall);

  •
  the absence of any law, order or injunction that would prohibit, restrain or make illegal the Transaction;

  •
  the receipt of regulatory approvals;

  •
  the approval for listing on the NYSE of the Iron Mountain common stock to be issued in the Transaction and the establishment of a secondary listing on the ASX to allow shareholders of Recall to trade Iron Mountain CDI's on the ASX;

  •
  the accuracy of the representations and warranties and compliance with the respective covenants of the parties, subject to specified materiality qualifiers; and

  •
  no events having occurred that would have a material adverse effect on Recall or Iron Mountain.

        In addition, Iron Mountain and Recall each has the right, in certain circumstances, to terminate the Transaction Agreement. If the Transaction Agreement is terminated or any of the conditions to closing are not satisfied and, where permissible, not waived, the Transaction will not be completed.

Failure to complete the Transaction or any delay in the completion of the Transaction or any uncertainty about the completion of the Transaction may adversely affect the price of Iron Mountain's common stock or have an adverse impact on Iron Mountain's future business and operations.

        If the Transaction is not completed, Iron Mountain's ongoing business may be adversely affected and, without realizing any of the benefits of having completed the Transaction, Iron Mountain would be subject to a number of risks, including the following:

  •
  negative reactions from the financial markets;

  •
  incurring and paying significant expenses in connection with the Transaction, such as financial advisors' fees, filing fees, legal and accounting fees, soliciting fees, regulatory fees and other related expenses;

  •
  paying a reimbursement fee of A$25,500 if the Transaction Agreement is terminated in certain circumstances; and

  •
  paying a reimbursement fee of A$76,500 if the Transaction Agreement is terminated due to Iron Mountain being unable to obtain the necessary antitrust/competition approvals required to consummate the Transaction.

        In addition, Iron Mountain could be subject to litigation related to any failure to complete the Transaction or seeking to require Iron Mountain to perform its obligations under the Transaction Agreement, the Scheme or the Deed Poll.

The exchange ratio is fixed and will not be adjusted in the event of any change in either Recall's share price or Iron Mountain's stock price.

        Subject to the terms and conditions set forth in the Transaction Agreement, after the Effective Date of the Scheme and upon the completion of the Transaction, each outstanding ordinary share of Recall will be transferred to Iron Mountain in exchange for the Cash Supplement and either (1) 0.1722 of a newly issued share of Iron Mountain common stock or (2) the Cash Election, subject to the Cash Election Cap. The exchange ratio is fixed and will not be adjusted for changes in the market price of either Recall shares or Iron Mountain's shares. Changes in the price of Iron Mountain's shares prior to completion of the Scheme may affect the market value that holders of Recall shares will receive on the date of the effective time for the Scheme. Share price changes may result from a variety of factors (many of which are beyond Iron Mountain's or Recall's control).

        If the share price of Iron Mountain's common stock increases before the closing of the Transaction, Recall shareholders will receive shares of Iron Mountain common stock that have a market value that is greater than the current market value of such shares. Alternatively, if the share price of Iron Mountain's common stock decreases before the closing of the Transaction, Recall shareholders will receive shares of Iron Mountain's common stock that have a market value that is less than the current market value of such shares. Therefore, because the exchange ratio is fixed, prior to the closing of the Transaction, Iron Mountain stockholders and Recall shareholders cannot be sure of the market value of the share consideration that will be paid to Recall shareholders upon completion of the Transaction.

Obtaining required governmental and court approvals necessary to satisfy closing conditions may delay or prevent completion of the Transaction.

        Completion of the Transaction is conditioned upon the receipt of certain governmental authorizations, consents, orders or other approvals, including approvals, clearances, filings or expiration or termination of waiting periods required in relation to the Transaction under antitrust laws of Australia, the United States and the United Kingdom. The Transaction must also be approved by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall). No assurance can be given that the approvals will be obtained. Even if such approvals or conditional approvals are obtained, no assurance can be given as to the terms, conditions and timing of the approvals or that they will satisfy the terms of the Transaction Agreement. Iron Mountain has agreed to pay a reimbursement fee of A$76,500 if antitrust/competition approval is not obtained. See "The Transaction Agreement, Scheme and Deed Poll—Conditions Precedent to the Scheme" beginning on page 116 for a discussion of the conditions to the completion of the Transaction.

The pro forma financial information is presented for illustrative purposes only and may not be an indication of Iron Mountain's financial condition or results of operations following the Transaction.

        The unaudited pro forma consolidated financial information contained in this proxy statement is presented for illustrative purposes only and may not be an indication of Iron Mountain's financial condition or results of operations following the Transaction for several reasons. For example, the unaudited pro forma consolidated financial information has been derived from the historical financial statements of Iron Mountain and Recall and certain adjustments and assumptions have been made regarding Iron Mountain after giving effect to the Transaction. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the unaudited pro forma consolidated financial information does not reflect all costs that are expected to be incurred by Iron Mountain in connection with the Transaction. For example, the impact of any incremental costs incurred in integrating Iron Mountain and Recall is not reflected in the unaudited pro forma consolidated financial information. As a result, the actual financial condition and results of operations of Iron Mountain following the Transaction may not be consistent with, or evident from, the unaudited pro forma consolidated financial information. Additionally, the purchase price used in preparing the pro forma financial information is based on the closing market price of Iron Mountain's shares, as well as the exchange rate between the U.S. dollar and the Australian dollar, as of August 12, 2015, which may be materially different from the closing price of Iron Mountain's shares and the exchange rate between the U.S. dollar and the Australian dollar on the completion date of the Transaction. The assumptions used in preparing the unaudited pro forma consolidated financial information may not prove to be accurate, and other factors may affect Iron Mountain's financial condition or results of operations following the Transaction. Iron Mountain's stock price may be adversely affected if the actual results of Iron Mountain fall short of the historical results reflected in the unaudited pro forma consolidated financial information contained in this proxy statement. See "Unaudited Pro Forma Consolidated Financial Information" beginning on page 18 of this proxy statement.

Recall's public filings are subject to Australian disclosure standards, which differ from SEC requirements.

        Recall is an Australian issuer that is required to prepare and file its periodic and other filings in accordance with Australian securities laws. As a result, certain of the information about Recall, including any management's discussion and analysis, that is contained in this proxy statement was prepared in conjunction with Recall's financial statements that were prepared in accordance with IFRS and other Australian disclosure regulations, rather than the requirements that would apply in the United States. Because Australian disclosure requirements are different from SEC requirements, the information about Recall contained in this proxy statement may not be comparable to similar information available about Iron Mountain or other United States issuers.

Following the Transaction, Iron Mountain's exposure to foreign exchange translation risk will be increased.

        Iron Mountain is currently subject to foreign exchange translation risk because it conducts business operations in several foreign countries through its foreign subsidiaries or affiliates, which conduct business in their respective local currencies. Recall conducts a significant portion of its operations outside of the United States through its foreign subsidiaries or affiliates, which also operate in their respective local currencies. Therefore, following the completion of the Transaction, Iron Mountain's international operations will account for a more significant portion of Iron Mountain's overall operations than they do presently. Because Iron Mountain's financial statements will continue to be presented in U.S. dollars subsequent to the Transaction, the local currencies will be translated into U.S. dollars at the applicable exchange rates for inclusion in Iron Mountain's consolidated financial statements. The results of operations of, and certain of Iron Mountain's intercompany balances associated with, Iron Mountain's international storage and information management services businesses will continue to be exposed to foreign exchange rate fluctuations, and due to the Transaction, Iron Mountain's exposure to exchange rate fluctuations will increase. Upon translation, operating results may differ materially from expectations, and significant shifts in foreign currencies can impact Iron Mountain's short-term results, as well as Iron Mountain's long-term forecasts and targets.

Because the Transaction will be completed after the date of the special meeting, at the time of the special meeting, you will not know the exact market value of the Iron Mountain shares that Recall shareholders will receive upon completion of the Transaction.

        If the share price of Iron Mountain common stock increases between the date of the Iron Mountain special meeting and the completion of the Transaction, Recall shareholders will receive Iron Mountain shares that have a market value that is greater than the market value of such shares at the time of the approval of the Transaction Proposal by Iron Mountain stockholders. If the share price of Iron Mountain common stock decreases between the date of the Iron Mountain special meeting and the completion of the Transaction, Recall shareholders will receive Iron Mountain shares that have a market value that is less than the market value of such shares at the time of the approval of the Transaction Proposal by Iron Mountain stockholders. Therefore, because the exchange ratio is fixed, Iron Mountain stockholders cannot be sure at the time of the special meeting of the market value of the share consideration that will be paid to Recall shareholders upon completion of the Transaction.

In certain circumstances, if the Transaction Agreement is terminated without any payment of a termination payment by Recall, Iron Mountain may not be fully reimbursed for its out of pocket expenses.

        Under the Transaction Agreement, Recall would be required to reimburse Iron Mountain for Iron Mountain's reasonable, documented out of pocket expenses actually incurred in connection with the Transaction up to a maximum of $5,000 if (i) the Recall board of directors withdraws or adversely modifies its recommendation that Recall shareholders vote in favor of the resolution to approve the Transaction as a result of the report of the independent expert opining that the Transaction is not in the best interests of Recall's shareholders (other than where the reason for such opinion is a Recall competing transaction) and (ii) the Transaction Agreement is terminated by Recall or Iron Mountain prior to the Recall shareholders meeting. Given that such reimbursed expenses cannot exceed $5,000 Iron Mountain may not be fully reimbursed for its out of pocket expenses in the event of such a termination.

Iron Mountain's due diligence of Recall may have failed to identify key issues that could have an adverse effect on Iron Mountain's performance and financial condition.

        Before executing the Transaction Agreement, Recall and Iron Mountain undertook a period of mutual due diligence for the purpose of negotiating the terms of the Transaction. Although Recall and Iron Mountain decided to proceed with the Transaction following that due diligence exercise, there is a risk that the due diligence undertaken was insufficient or failed to identify key issues. Furthermore, after implementation of the Transaction, Iron Mountain will be subject to any unknown liabilities of Recall which could have an adverse effect on Iron Mountain's performance and financial condition.

Iron Mountain will guarantee certain obligations of Recall to Brambles relating to Brambles' prior demerger transaction.

        On December 18, 2013, Brambles implemented the Demerger of Recall from Brambles. Prior to and in connection with the Demerger, Brambles spun off certain of its United States and Canadian subsidiaries, directly or indirectly, to Recall. Such spin-offs were intended to be tax-free or tax-deferred under United States and Canadian tax laws, respectively, and Brambles obtained rulings from the IRS (with respect to the United States spin-off) and the Canada Revenue Agency (with respect to the Canadian spin-off), as well as opinions of its tax advisors, to such effect. However, the tax-free status of the spin-off of such United States subsidiaries could be adversely affected under certain circumstances if a 50% or greater interest in such United States subsidiaries were acquired as part of a plan or series of related transactions that included such spin-off. Similarly, the tax-deferred status of the spin-off of the Canadian subsidiaries could be adversely affected under certain circumstances if control of such subsidiaries were acquired as part of a series of transactions or events that included such spin-off.

        In connection with the Demerger, Recall agreed to indemnify Brambles and certain of its affiliates for taxes to the extent that actions by Recall (e.g., an acquisition of Recall shares) resulted in the United States spin-off or the Canadian spin-off described above failing to qualify as tax-free or tax-deferred for United States or Canadian tax purposes, respectively. In addition, Recall agreed, among other things, that it would not, within two years of the 2013 spin-offs, enter into a proposed acquisition transaction, merger or consolidation (with respect to the United States spin-off) or take any action that could reasonably be expected to jeopardize, directly or indirectly, any of the conclusions reached in the Canadian tax ruling or opinion, without obtaining either a supplemental tax ruling from the relevant taxing authority, the consent of Brambles or an opinion of a tax advisor, acceptable to Brambles in its reasonable discretion, that such transaction should not result in the spin-offs failing to be tax-free under United States federal income tax law or Canadian tax law, respectively. Recall has obtained or intends to obtain such tax opinions, based on, among other things, representations and warranties made by Recall and Iron Mountain. Such opinions, once accepted by Brambles, do not affect Recall's obligation to indemnify Brambles for an adverse impact on the tax-free status of such prior spin-offs. The delivery of those opinions is a condition to Iron Mountain's obligation to consummate the Transaction.

        Iron Mountain has agreed, contingent on the consummation of the Transaction, to guarantee the foregoing indemnification obligations of Recall. Consistent with the foregoing tax opinions, Iron Mountain believes that the Transaction is not part of a plan or series of related transactions, or part of a series of transactions or events, that included the United States spin-off or the Canadian spin-off, respectively. However, if the IRS or the Canadian Revenue Agency were to prevail in asserting a contrary view, Iron Mountain and Recall would be liable for the resulting taxes, which could be material.

Risks Related to Recall and Iron Mountain

The failure to integrate successfully the businesses of Iron Mountain and Recall in the expected time frame would adversely affect Iron Mountain's future results.

        The success of the Transaction will depend, in large part, on the ability of Iron Mountain to realize the anticipated benefits, including cost savings from combining the businesses of Iron Mountain and Recall. To realize these anticipated benefits, the businesses of Iron Mountain and Recall must be successfully integrated. This integration will be complex and time-consuming. The failure to integrate successfully and to manage successfully the challenges presented by the integration process may result in Iron Mountain not fully achieving the anticipated benefits of the Transaction.

        Potential difficulties that may be encountered in the integration process include the following:

  •
  challenges and difficulties associated with managing the larger, more complex, combined company;

  •
  conforming standards, controls, procedures and policies, business cultures and compensation structures between the entities;

  •
  integrating personnel from the two entities while maintaining focus on developing, producing and delivering consistent, high quality services;

  •
  consolidating corporate and administrative infrastructures;

  •
  coordinating geographically dispersed organizations;

  •
  potential unknown liabilities and unforeseen expenses, delays or regulatory conditions associated with the Transaction;

  •
  performance shortfalls at one or both of the entities as a result of the diversion of management's attention caused by completing the Transaction and integrating the entities' operations; and

  •
  the ability of Iron Mountain to deliver on its strategy going forward.

The financial analyses and forecasts considered by Iron Mountain and provided to its financial advisor may not be realized, which may adversely affect the market price of Iron Mountain common stock following the Transaction.

        In performing its financial analysis and rendering its opinion regarding the fairness, from a financial point of view, of the Aggregate Consideration (as defined in the written opinion), the financial advisor to Iron Mountain was provided with and relied on with Iron Mountain's consent, among other things, internal stand-alone and pro forma financial analyses and forecasts prepared by Iron Mountain's management. See "The Transaction—Summary of Certain Financial Projections Provided to the Iron Mountain Board and Iron Mountain's Financial Advisors" beginning on page 82 of this proxy statement for additional information. These analyses and forecasts were prepared by, or as directed by, the management of Iron Mountain. None of these analyses or forecasts were prepared with a view towards public disclosure or compliance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. These projections are inherently based on various estimates and assumptions that are subject to the judgment of those preparing them. These projections are also subject to significant economic, competitive, industry and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of Iron Mountain and Recall. Accordingly, there can be no assurance that Iron Mountain's financial condition or results of operations will be consistent with those set forth in such analyses and forecasts prepared by Iron Mountain's management, which could have a material adverse effect on the market price of Iron Mountain or on the combined company's ordinary shares following the Transaction.

Iron Mountain would incur adverse tax consequences if the combined company following the Transaction failed to qualify as a REIT for United States federal income tax purposes.

        Iron Mountain believes that, following the Transaction, Iron Mountain will integrate Recall's assets and operations in a manner that will allow Iron Mountain to timely satisfy the REIT income, asset, and distribution tests applicable to Iron Mountain. However, if Iron Mountain fails to do so, it could jeopardize or lose its qualification for taxation as a REIT, particularly if Iron Mountain were ineligible to utilize relief provisions set forth in the Internal Revenue Code of 1986, as amended (the "Code"). For any taxable year that Iron Mountain fails to qualify for taxation as a REIT, Iron Mountain would not be allowed a deduction for distributions to Iron Mountain stockholders in computing its taxable income, and thus would be subject to United States federal and state income tax at the regular corporate rates on all of its United States federal and state taxable income in the manner of a regular corporation. Those corporate level taxes would reduce the amount of cash available for distribution to Iron Mountain stockholders or for reinvestment or other purposes, and would adversely affect Iron Mountain's earnings. As a result, Iron Mountain's failure to qualify for taxation as a REIT during any taxable year could have a material adverse effect upon Iron Mountain and Iron Mountain stockholders. Furthermore, unless prescribed relief provisions apply, Iron Mountain would not be eligible to elect REIT status again until the fifth taxable year that begins after the first year for which Iron Mountain failed to qualify as a REIT. Finally, even if Iron Mountain is able to utilize relief provisions and thereby avoid disqualification for taxation as a REIT, relief provisions typically involve paying a penalty tax in proportion to the severity and duration of the noncompliance with REIT requirements, and thus these penalty taxes could be significant in the context of noncompliance stemming from a transaction as large as the Transaction.

The Transaction, if completed, will dilute the ownership position of Iron Mountain's current stockholders.

        If the Transaction is completed, the Recall shareholders are expected to beneficially own a significant percentage of the issued and outstanding shares of common stock of Iron Mountain. Consequently, Iron Mountain's current stockholders will own a smaller proportion of Iron Mountain's common stock than the proportion of common stock they owned before the Transaction and, as a result, they will have less influence on Iron Mountain's management and policies following the Transaction than they now have on Iron Mountain's management and policies.

Iron Mountain and Recall's business relationships may be subject to disruption due to uncertainty associated with the Transaction, which could have an adverse effect on Iron Mountain and Recall's results of operations, cash flows and financial position and, following the completion of the Transaction, Iron Mountain.

        Parties with which Iron Mountain and Recall do business may experience uncertainty associated with the Transaction, including with respect to current or future business relationships with Iron Mountain, Recall or the combined company following the completion of the Transaction. Iron Mountain's and Recall's relationships may be subject to disruption as customers, suppliers and other persons with whom Iron Mountain and Recall have a business relationship may delay or defer certain business decisions or might decide to seek to terminate, change or renegotiate their relationships with Iron Mountain or Recall, as applicable, or consider entering into business relationships with parties other than Iron Mountain or Recall. These disruptions could have an adverse effect on the results of operations, cash flows and financial position of Iron Mountain, Recall or the combined company following the completion of the Transaction, including an adverse effect on Iron Mountain's ability to realize the expected synergies and other benefits of the Transaction. The risk, and adverse effect, of any disruption could be exacerbated by a delay in the completion of the Transaction or the termination of the Transaction Agreement.

Risk Factors listed in Iron Mountain's 10-K and 10-Q.

        In addition to considering the other information in this proxy statement, Iron Mountain stockholders should consider carefully the risk factors set forth in Iron Mountain's Annual Report on Form 10-K as of and for the year ended December 31, 2014 (except for items 1, 2, 6, 7 and 15 which were restated in the Iron Mountain May 7th Current Report), filed with the SEC on February 27, 2015 (the "Iron Mountain Annual Report"), and the Iron Mountain Quarterly Report on Form 10-Q, each of which is incorporated by reference into this proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements contained in this communication may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the projections, the synergies and statements regarding Iron Mountain's operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, including the expected timing of the Transaction and the completion of the potential acquisition of Recall, the benefits of the potential acquisition, including anticipated future financial and operating results, potential synergies, timing to realize synergies, Recall's and Iron Mountain's anticipated dividend payments, expectations relating to future equity and debt issuances by Iron Mountain and the combined company's plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of Iron Mountain and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: (i) Iron Mountain's expected dividends may be materially different from its estimates; (ii) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues; (iii) the impact of litigation or disputes that may arise in connection with incidents in which Iron Mountain fails to protect its customers' information; (iv) changes in the price for Iron Mountain's storage and information management services relative to the cost of providing such storage and information management services; (v) changes in customer preferences and demand for Iron Mountain's storage and information management services; (vi) the adoption of alternative technologies and shifts by Iron Mountain's customers to storage of data through non-paper based technologies; (vii) the cost or potential liabilities associated with real estate necessary for Iron Mountain's business; (viii) the performance of business partners upon whom Iron Mountain depends for technical assistance or management expertise outside the U.S.; (ix) changes in the political and economic environments in the countries in which Iron Mountain's international subsidiaries operate; (x) claims that Iron Mountain's technology violates the intellectual property rights of a third party; (xi) changes in the cost of Iron Mountain's debt; (xii) the impact of alternative, more attractive investments on dividends; (xiii) Iron Mountain's ability to qualify or remain qualified for taxation as a REIT; (xiv) the ability to close the Transaction on the terms and within the anticipated time period, or at all, which is dependent on the parties' ability to satisfy certain closing conditions, including the receipt of governmental approvals; (xv) the risk that the benefits of the potential transaction with Recall, including potential cost synergies and other synergies (including tax synergies), may not be fully realized or may take longer to realize than expected; (xvi) the impact of the transaction with Recall on third-party relationships; (xvii) actions taken by either Iron Mountain or Recall; and (xviii) changes in regulatory, social and political conditions, as well as general economic conditions. Additional risks and factors that may affect results are set forth in Iron Mountain's filings with the SEC, including the Iron Mountain Annual Report, the Iron Mountain May 7th Current Report and the Iron Mountain Quarterly Report on Form 10-Q, as well as Recall's filings with the ASX, including Recall's Annual Report for the fiscal year ended June 30, 2015.

 THE SPECIAL MEETING

Date, Time and Place

        The special meeting of Iron Mountain stockholders will take place at [****** ] a.m., local time, on [******], 2015, at [******].

Purpose

        At the special meeting, the holders of Iron Mountain's common stock, par value $0.01 per share, will be asked to consider and vote upon the following two proposals:

  1.
  the Transaction Proposal and

  2.
  to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the Transaction Proposal.

Board Recommendation

        After determining that it is advisable and in the best interests of Iron Mountain and its stockholders to consummate the Transaction as contemplated by the Transaction Agreement, Iron Mountain's board of directors unanimously authorized, approved, and declared advisable the issuance of shares of Iron Mountain common stock. Accordingly, Iron Mountain's board of directors unanimously recommends that Iron Mountain's stockholders vote "FOR" each of the foregoing proposals.

        The Iron Mountain stockholders can cast separate votes on each proposal.

        There are certain risks associated with the Transaction. See "Risk Factors" beginning on page 49 of this proxy statement for more information regarding such risks. Iron Mountain stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Transaction. In particular, Iron Mountain stockholders are directed to the Transaction Agreement, which is attached as Annex A to this proxy statement.

Record Date; Outstanding Shares; Shares Entitled to Vote

        Iron Mountain's board of directors has fixed the close of business on [*****], 2015 as the record date for determination of stockholders entitled to notice of, and to vote at, the special meeting. Only stockholders of record of shares of Iron Mountain common stock as of the close of business on the record date will receive notice of, and be entitled to vote at, the special meeting and any adjournments, postponements or continuations of the special meeting.

        As of the close of business on the record date for the special meeting, there were [*****] shares of Iron Mountain common stock outstanding and held by approximately [*****] holders of record. Each stockholder is entitled to one vote at the special meeting for each share of Iron Mountain common stock held by that stockholder at the close of business on the record date. Iron Mountain's common stock is the only security the holders of which are entitled to notice of, and to vote at, the special meeting.

        If you own shares that are registered in the name of someone else, such as a broker, bank or other nominee, you need to direct that organization to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting.

Quorum

        The holders of issued and outstanding shares of Iron Mountain common stock which represent a majority of the votes entitled to be cast at the special meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting. A quorum must be present in order for the vote on the Transaction Proposal. It is important that Iron Mountain stockholders vote promptly so that their shares are counted toward the quorum.

        Abstentions will be counted for purposes of determining the presence of a quorum at the special meeting but will not be considered as votes cast. Banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the special meeting is considered "non-routine," such organizations do not have discretion to vote on any proposal for which they do not receive instructions from their customers (this is referred to in this context as a "broker non-vote"). As a result, if you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your shares, your shares will not be considered present at the special meeting, will not be counted for purposes of determining the presence of a quorum and will not be voted on either of the proposals. If you provide instructions to your broker, bank or other nominee which indicate how to vote your shares with respect to a proposal but not with respect to the other proposal, your shares will be considered present at the special meeting and be counted for purposes of determining the presence of a quorum but will not be voted with respect to the other proposal.

        Iron Mountain may seek to adjourn the special meeting if a quorum is not present at the meeting.

Security Ownership of Certain Beneficial Owners and Management

        The following table reflects certain information known to Iron Mountain as to Iron Mountain common stock beneficially owned by: (i) each current director, (ii) each named executive officer, (iii) all current directors and executive officers of Iron Mountain as a group, and (iv) each stockholder known by Iron Mountain to be the beneficial owner of more than 5% of Iron Mountain common stock. Such information is presented as of March 31, 2015, except as otherwise noted. It is expected that Iron Mountain's directors and executive officers will vote "FOR" each of the proposals.

	Amount of Beneficial Ownership(1)
Name and Addresses(2)	Shares	Percent Owned
Directors and Named Executive Officers
Jennifer Allerton(3)	2,889	*
Ted R. Antenucci(4)	9,786	*
Pamela M. Arway(5)	4,728	*
Clarke H. Bailey(6)	228,906	*
Ernest W. Cloutier(7)	240,196	*
Kent P. Dauten(8)	2,315,729	1.1%
Roderick Day(9)	54,027	*
Paul F. Deninger(10)	45,607	*
Marc A. Duale(11)	65,774	*
Per-Kristian Halvorsen(12)	13,524	*
William L. Meaney(13)	310,023	*
Walter C. Rakowich(14)	138	*
John Tomovcsik(15)	62,797	*
Alfred J. Verrecchia(16)	29,934	*
All directors and executive officers as a group(17)	3,537,956	1.7%

	Amount of Beneficial Ownership(1)
Name and Addresses(2)	Shares	Percent Owned
Five Percent Stockholders:
The Vanguard Group(18)	26,267,170.00	12.5%
Capital World Investors(19)	24,940,333.00	11.8%
Vincent J. Ryan(20)	15,894,566.85	7.6%
Blackrock Inc.(21)	12,080,477.00	6.2%
Parnassus Investments(22)	10,556,778.00	5.0%

*
Less than 1%

(1)
Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Iron Mountain common stock shown as beneficially owned by them.

(2)
Unless specified otherwise, the address of each of Iron Mountain's directors and named executive officers is c/o Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110.

(3)
Ms. Allerton is a director of Iron Mountain. Consists of 2,889 Restricted Stock Units, or RSUs, that vested within 60 days of March 31, 2015. Each RSU represents a contingent right to receive one share of Iron Mountain common stock.

(4)
Mr. Antenucci is a director of Iron Mountain. Does not include: (1) the 4,728 unvested shares of phantom stock previously reported on Forms 4 filed with the SEC as of March 31, 2015 that vested within 60 days of March 31, 2015 or (2) the 10,074.5355 vested shares of phantom stock previously reported on Forms 4 filed with the SEC as of March 31, 2015. Shares of phantom stock, or the Phantom Stock, have been acquired pursuant to the Iron Mountain Incorporated Directors Deferred Compensation Plan, or the DDCP, and each share of Phantom Stock is the economic equivalent of one share of Common Stock.

(5)
Ms. Arway is a director of Iron Mountain. Consists of 4,728 RSUs that vested within 60 days of March 31, 2015.

(6)
Mr. Bailey is a director of Iron Mountain. Includes 12,409 shares held by the Clarke H. Bailey GST Trust for the benefit of Trent S. Bailey and 12,409 shares held by the Clarke H. Bailey GST Trust for the benefit of Turner H. Bailey. Includes 52,494 shares that Mr. Bailey had the right to acquire pursuant to exercisable options or options that were exercisable within 60 days of March 31, 2015. Does not include: (1) the 4,728 unvested shares of Phantom Stock previously reported on Forms 4 filed with the SEC as of March 31, 2015 that vested within 60 days of March 31, 2015 or (2) the 14,427.66 vested shares of Phantom Stock previously reported on Forms 4 filed with the SEC as of March 31, 2015.

(7)
Mr. Cloutier is executive vice president, U.S. federal, security and legal of Iron Mountain. Includes 212,715 shares that Mr. Cloutier had the right to acquire pursuant to exercisable options or options that were exercisable within 60 days of March 31, 2015.

(8)
Mr. Dauten is a director of Iron Mountain. Consists of 2,268,279 shares held in a joint securities account, 42,722 shares that Mr. Dauten had the right to acquire pursuant to exercisable options or options that were exercisable within 60 days of March 31, 2015 and 4,728 RSUs that vested within 60 days of March 31, 2015.

(9)
Mr. Day is executive vice president, chief financial officer of Iron Mountain. Includes 41,211 shares that Mr. Day had the right to acquire pursuant to exercisable options or options that were exercisable within 60 days of March 31, 2015.

(10)
Mr. Deninger is a director of Iron Mountain. Includes 13,390 shares that Mr. Deninger had the right to acquire pursuant to exercisable options or options that were exercisable within 60 days of March 31, 2015 and 4,728 RSUs that vested within 60 days of March 31, 2015.

(11)
Mr. Duale is president, Iron Mountain International. Includes 20,101 shares that Mr. Duale had the right to acquire pursuant to exercisable options or options exercisable within 60 days of March 31, 2015.

(12)
Mr. Halvorsen is a director of Iron Mountain. Includes 4,728 RSUs that vested within 60 days of March 31, 2015. Does not include the 13,200.3055 vested shares of Phantom Stock previously reported on Forms 4 filed with the SEC as of March 31, 2015.

(13)
Mr. Meaney is CEO and a director of Iron Mountain. Includes 282,903 shares that Mr. Meaney had the right to acquire pursuant to exercisable options or options exercisable within 60 days of March 31, 2015.

(14)
Mr. Rakowich is a director of Iron Mountain. Does not include: (1) the 4,728 unvested shares of Phantom Stock previously reported on Forms 4 filed with the SEC as of March 31, 2015 that vested within 60 days of March 31, 2015 or (2) the 4,699.557 vested shares of Phantom Stock previously reported on Forms 4 filed with the SEC as of March 31, 2015.

(15)
Mr. Tomovcsik is executive vice president & general manager, records and information management of Iron Mountain. Includes 37,584 shares that Mr. Tomovcsik had the right to acquire pursuant to exercisable options or options exercisable within 60 days of March 31, 2015.

(16)
Mr. Verrecchia is a director of Iron Mountain. Includes 18,290 shares that Mr. Verrecchia had the right to acquire pursuant to exercisable options or options exercisable within 60 days of March 31, 2015. Does not include: (1) the 4,728 unvested shares of Phantom Stock previously reported on Forms 4 filed with the SEC as of March 31, 2015 that vested within 60 days of March 31, 2015 or (2) the 10,913.659 vested shares of Phantom Stock previously reported on Forms 4 filed with the SEC as of March 31, 2015.

(17)
Includes 814,197 shares that directors and executive officers had the right to acquire pursuant to exercisable options or options exercisable within 60 days of March 31, 2015.

(18)
This information is as of December 31, 2014 and is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2015, or The Vanguard Group Schedule 13G. In accordance with the disclosures set forth in The Vanguard Group Schedule 13G, The Vanguard Group reports sole voting power over 320,699 shares and sole dispositive power over 25,971,363 shares. The percent owned is based on the calculation provided by The Vanguard Group in The Vanguard Group Schedule 13G. Based on the information provided in The Vanguard Group Schedule 13G, the address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(19)
This information is as of December 31, 2014 and is based solely on a Schedule 13G/A filed by Capital World Investors with the SEC on February 13, 2015, or the Capital World Investors Schedule 13G/A. In accordance with the disclosures set forth in the Capital World Investors Schedule 13G/A, Capital World Investors reports sole voting power and sole dispositive power over 24,940,333 shares. The percent owned is based on the calculation provided by Capital World Investors in the Capital World Investors Schedule 13G/A. Based on the information provided in the Capital World Investors Schedule 13G/A, the address of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

(20)
This information is as of December 31, 2014 and is based solely on a Schedule 13G/A filed by Mr. Vincent J. Ryan with the SEC on February 13, 2015, or the Ryan Schedule 13G/A. Mr. Ryan is a former director of Iron Mountain who retired from the Iron Mountain board of directors effective November 1, 2014. In accordance with the disclosures set forth in the Ryan Schedule 13G/A, Mr. Ryan reports sole voting power over 9,617,614.366 shares and sole dispositive power over 12,373,651.236 shares. The percent owned is based on the calculation provided by Mr. Ryan in the Ryan Schedule 13G/A. Based on the information provided in the Ryan Schedule 13G/A, the address of Mr. Ryan is c/o Schooner Capital LLC, 60 South Street, Suite 1120, Boston, Massachusetts 02111.

(21)
This information is as of December 31, 2014 and is based solely on a Schedule 13G filed by Blackrock, Inc. with the SEC on February 2, 2015, or the Blackrock Schedule 13G. In accordance with the disclosures set forth in the Blackrock Schedule 13G, Blackrock, Inc. reports sole voting power over 10,579,530 shares and sole dispositive power over 12,080,477 shares. The percent owned is based on the calculation provided by Blackrock, Inc. in the Blackrock Schedule 13G. Based on the information provided in the Blackrock Schedule 13G, the address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10022.

(22)
This information is as of December 31, 2014 and is based solely on a Schedule 13G filed by Parnassus Investments with the SEC on February 12, 2015, or the Parnassus Schedule 13G. In accordance with the disclosures set forth in the Parnassus Schedule 13G, Parnassus Investments reports sole voting power and sole dispositive power over 10,556,778 shares. The percent owned is based on the calculation provided by Parnassus Investments in the Parnassus Schedule 13G. Based on the information provided in the Parnassus Schedule 13G, the address of Parnassus Investments is 1 Market Street, Suite 1600, San Francisco, CA 94105.

Required Vote

        Assuming a quorum is present at the special meeting, approval of the Transaction Proposal will require the affirmative vote of a majority of the shares of Iron Mountain's common stock properly cast on the proposal at the special meeting. An abstention from voting on this proposal will have no effect on the outcome of the vote on this proposal. If you fail to submit a proxy and do not attend the special meeting in person, or if you fail to provide instructions to your broker, bank or other nominee to vote on your behalf, your shares will not affect whether this proposal is approved.

        Approval of one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Transaction Proposal, will require the affirmative vote of the holders of a majority of the shares of Iron Mountain's common stock properly cast on the proposal at the special meeting. An abstention from voting on this proposal will have no effect on the outcome of the vote on this proposal. If you fail to submit a proxy and do not attend the special meeting in person, or if you fail to provide instructions to your broker, bank or other nominee to vote on your behalf, your shares will not affect whether these proposals are approved.

Voting by Proxy

        This proxy statement is being sent to you on behalf of Iron Mountain's board of directors for the purpose of requesting that you allow your shares of Iron Mountain common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Iron Mountain common stock represented at the meeting by properly executed proxy cards, voted over the telephone or voted over the Internet will be voted in accordance with the instructions indicated on those proxies. If you sign and return a proxy card without giving voting instructions, your shares will be voted as follows:

  •
  "FOR" approval of the Transaction Proposal and

  •
  "FOR" approval of one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the Transaction Proposal.

How to Vote

        Whether or not you plan to attend the special meeting in person, you should submit your proxy as soon as possible.

        If you own shares of Iron Mountain common stock in your own name, you are an owner or holder of record. This means that you may use the enclosed proxy card or the Internet or telephone voting options to tell the persons named as proxies how to vote your shares of Iron Mountain common stock. You have four voting options:

  •
  In Person.  To vote in person, come to the special meeting and you will be able to vote by ballot. To ensure that your shares are voted at the special meeting, Iron Mountain's board of directors recommends that you submit a proxy even if you plan to attend the special meeting.

  •
  Mail.  To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. If you return your signed proxy card to Iron Mountain before the special meeting, Iron Mountain will vote your shares as you direct.

  •
  Telephone.  To vote by telephone, dial the toll-free telephone number located on the enclosed proxy card using a phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 pm (eastern U.S. time) on [*****], 2015 to be counted.

  •
  Internet.  To vote over the Internet, go to the web address located on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 pm (eastern U.S. time) on [*****], 2015 to be counted.

        If your shares of common stock are held in "street name" by your broker, bank or other nominee, you should have received a voting instruction form, as well as voting instructions with these proxy materials from that organization rather than from Iron Mountain. Your broker, bank or other nominee will vote your shares only if you provide instructions to that organization on how to vote. You should provide your broker, bank or other nominee with instructions regarding how to vote your shares by following the enclosed instructions provided by that organization. Your shares will not be voted with respect to any proposal for which you fail to provide instructions, which will have no effect on the approval of the proposals.

        The Internet and telephone voting options available to holders of record are designed to authenticate stockholders' identities, to allow stockholders to give their proxy voting instructions and to confirm that these instructions have been properly recorded. Proxies submitted over the Internet or by telephone through such a program must be received by 11:59 pm (eastern U.S. time) on [******], 2015. Submitting a proxy will not affect your right to vote in person if you decide to attend the special meeting.

Revoking Your Proxy

        Your grant of a proxy on the enclosed proxy card or through one of the alternative methods discussed above does not prevent you from voting in person or otherwise revoking your proxy at any time before it is voted at the special meeting. If your shares of Iron Mountain common stock are registered in your own name, you may revoke your proxy in one of the following ways:

  •
  by submitting another proxy card bearing a later date and mailing it so that it is received before the special meeting;

  •
  by submitting another proxy using the Internet or telephone voting procedures; or

  •
  by attending the special meeting and voting in person, although simply attending the meeting will not revoke your proxy, as you must deliver a notice of revocation or vote at the special meeting in order to revoke a prior proxy.

Your last vote is the vote that will be counted.

        If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee if you wish to change your vote.

Voting in Person at the Special Meeting

        All stockholders of record may vote their shares in person by attending the special meeting and submitting the ballot that will be provided there. If your shares are held in "street name," you may vote in person at the special meeting if you have a document known as a "legal proxy" from the holder of record. You will need to ask the broker, bank or other nominee holding your shares for a legal proxy and bring the legal proxy with you to the special meeting. If your shares are held in "street name", you will not be able to vote your shares at the meeting without a legal proxy. If you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the special meeting and vote in person or legally appoint another proxy to vote on your behalf.

Adjournments and Postponements

        Although it is not currently expected, the special meeting may be adjourned or postponed to a later date. Any adjournment or postponement to a date not more than 30 days after the date originally fixed for the special meeting may be made without notice, other than by an announcement made at the special meeting of the time and place of the adjourned meeting. Any adjournment or postponement to a date more than 30 days after the date originally fixed for the special meeting will require that notice of the hour, date and place of the adjourned meeting be given to Iron Mountain's stockholders entitled to vote thereat. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow Iron Mountain's stockholders who have already sent in their proxies to revoke them at any time before voting occurs at the special meeting as adjourned. See "Proposal 2: Adjournment of Special Meeting" beginning on page 135 of this proxy statement for more information about the proposal relating to adjournments of the special meeting.

Householding

        Certain of Iron Mountain's stockholders who share an address are being delivered only one copy of this proxy statement unless Iron Mountain or one of its mailing agents has received contrary instructions. Upon the written or oral request of a stockholder at a shared address to which a single copy of this proxy statement was delivered, Iron Mountain will promptly deliver a separate copy of such document to the requesting stockholder. Written requests should be made to the Secretary of Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110, and oral requests may be made by calling Iron Mountain Investor Relations at (617) 535-8341.

        In addition, Iron Mountain stockholders who wish to receive a separate copy of Iron Mountain's proxy statements and annual reports, if any, in the future should notify Iron Mountain either in writing addressed to the foregoing address or by calling the foregoing telephone number. Iron Mountain stockholders sharing an address who are receiving multiple copies of Iron Mountain's notice of Internet availability of proxy materials and/or proxy statements and annual reports may request delivery of a single copy of such documents by writing Iron Mountain at the address above or calling Iron Mountain at the telephone number above.

Solicitation of Proxies

        Iron Mountain is soliciting proxies for the special meeting from Iron Mountain stockholders. Iron Mountain will bear the entire cost of soliciting proxies from Iron Mountain stockholders, including the expenses incurred in connection with the preparation of the proxy statement and its filing with the SEC. In addition to this mailing, Iron Mountain's directors, officers and employees, who will not receive any additional compensation for their services, may solicit proxies personally, electronically or by telephone. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of Iron Mountain common stock held of record by those persons, and Iron Mountain will reimburse these brokerage firms, custodians, nominees and fiduciaries for related, reasonable out-of-pocket expenses they incur.

        Iron Mountain has engaged Okapi Partners LLC to assist in the solicitation of proxies for the special meeting and will pay Okapi Partners LLC a fee of approximately $[    •    ], plus reimbursement of out-of-pocket expenses. The address of Okapi Partners LLC is 437 Madison Avenue—28th Floor, New York, New York 10022. You can call Okapi Partners LLC at 877-279-2311.

        A list of stockholders entitled to vote at the special meeting will be open for examination by any Iron Mountain stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at Iron Mountain's principal executive offices at One Federal Street, Boston, MA 02110, and at the time and place of the meeting during the entire time of the meeting.

Other Business

        Iron Mountain does not expect that any matter other than the proposals listed above will be brought before the special meeting. If, however, other matters are properly brought before the special meeting, or any adjournment or postponement of the special meeting, the persons named as proxies will vote in accordance with their judgment.

Assistance

        If you need assistance in completing your proxy card or have questions regarding the various voting options with respect to the special meeting, please contact Iron Mountain's proxy solicitor, Okapi Partners LLC at 877-279-2311.

THE TRANSACTION

        The following discussion contains important information relating to the Transaction. You are urged to read this discussion together with the Transaction Agreement and related documents attached as annexes to this proxy statement and incorporated herein by reference before voting on the issuance of Iron Mountain common stock in the Transaction, and the other proposal to be considered and voted upon at the special meeting.

Structure of the Transaction

        Iron Mountain and Recall are proposing to engage in a business combination under Australian corporate law, pursuant to which Iron Mountain Sub will acquire all of the outstanding ordinary shares of Recall, and Recall will thereby become a wholly-owned subsidiary of Iron Mountain Sub. As set forth in the Transaction Agreement, the business combination will be carried out in accordance with a scheme of arrangement to be submitted for approval by Recall shareholders and the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall).

        Subject to the terms and conditions set forth in the Transaction Agreement, after the Effective Time of the Scheme and upon the completion of the Transaction, each outstanding ordinary share of Recall will be transferred to Iron Mountain Sub in exchange for the Cash Supplement as well as either (1) 0.1722 of a newly issued share of Iron Mountain common stock or (2) the Cash Election. The Cash Election is subject to the Cash Election Cap (with preferential access to the Cash Election for up to the first 5,000 shares for each Recall shareholder who was a shareholder as of June 11, 2015 or such lower number as determined by the Recall board of directors if the number of priority shares would cause the Cash Election Cap to exceed A$225,000) with any remaining Recall shares to be received as Iron Mountain common stock, in accordance with the exchange ratio, per each Recall share as of the record date for the Transaction. Amounts paid to Recall shareholders that represent the Cash Supplement are excluded from the calculation of the Cash Election Cap. As a result of the Transaction, Recall will become a wholly-owned subsidiary of Iron Mountain Sub.

        The Transaction will be accounted for using the acquisition method of accounting in accordance with ASC 805 under U.S. GAAP, as described under "—Accounting Treatment" beginning on page 86 of this proxy statement.

        The Transaction is expected to be completed in the first half of 2016 subject to satisfaction or waiver of the various closing conditions set forth in the Transaction Agreement. See "The Transaction Agreement, Scheme and Deed Poll—Conditions Precedent to the Scheme" beginning on page 116 of this proxy statement for more information regarding the conditions to closing the Transaction.

Background of the Transaction

        On August 17, 2011, Brambles publicly announced its plan to sell Recall, its information management business. On October 4, 2011, Iron Mountain's general counsel contacted Brambles' general counsel to explore the possibility of Iron Mountain participating in Brambles' process to sell Recall. Several weeks later (but prior to the commencement of any discussions with Iron Mountain about a Recall sale), on November 9, 2011, Brambles' general counsel informed Iron Mountain's general counsel that due to Brambles' desire to quickly complete a transaction, Iron Mountain would not be included in the Recall sale process. On June 4, 2012, Brambles publicly announced that, following an extensive process, it had determined not to sell Recall.

        In February 2013, Iron Mountain and Birch Hill Equity Partners Management Inc. ("Birch Hill") engaged in several discussions regarding the possibility of Iron Mountain purchasing certain assets of Recall in the event Birch Hill were able to successfully acquire certain Recall assets from Brambles. However, there were no discussions between Brambles and Iron Mountain at such time.

        In April 2013, Birch Hill contacted Iron Mountain and informed them that Brambles had decided to spin-off Recall unless it was able to attract a certain valuation for Recall in a sale. Iron Mountain had no further discussions with Birch Hill regarding the acquisition of certain assets of Recall.

        On December 18, 2013, Brambles implemented the Demerger of Recall by way of a court approved scheme of arrangement. As a result of the Demerger, Recall was separately listed on the ASX and was no longer a part of Brambles.

        On April 25, 2014, Iron Mountain's chief executive officer and Recall's chief executive officer had a brief in-person meeting. The meeting was introductory and the possibility of a potential transaction involving Iron Mountain and Recall was briefly mentioned, but no details regarding a potential transaction were discussed.

        On June 27, 2014, Iron Mountain's general counsel and Recall's general counsel held an introductory meeting in Boston and discussed issues relating to the industry and Iron Mountain and Recall. The possibility of a potential transaction involving Iron Mountain and Recall was briefly mentioned, but not discussed.

        On July 25, 2014, Iron Mountain's chief executive officer and Recall's chief executive officer met in Chicago for dinner. During dinner the possibility of a potential transaction involving Iron Mountain and Recall was briefly mentioned and Iron Mountain's chief executive officer and Recall's chief executive officer agreed to meet in Sydney in August to further discuss.

        In late August 2014, Iron Mountain's chief executive officer traveled to Sydney, Australia for an investor meeting. During such visit, Iron Mountain's chief executive officer met with Recall's chief executive officer for dinner on August 27, 2014 and discussed a potential transaction. Iron Mountain's chief executive officer stated that Iron Mountain would consider the possibility of a potential transaction further and revisit the issue with Recall in the future.

        On September 30, 2014, in response to market rumors regarding potential discussions between the parties with respect to a business combination transaction, Recall issued a press release stating that it was not engaged in discussions with Iron Mountain or any other potential buyer. Iron Mountain declined to comment on the market speculation of a potential transaction. Following Recall's issuance of the press release, Iron Mountain's chief executive officer called Recall's chief executive officer to inform him that Iron Mountain was considering the possibility of a transaction, but did not intend to engage with Recall before November 2014.

        On October 13, 2014, Iron Mountain's board of directors held a meeting, which included representatives of Weil, Gotshal and Manges LLP ("Weil") and Sullivan & Worcester LLP ("S&W"), Iron Mountain's legal counsel, Minter Ellison LLP, Iron Mountain's Australian legal counsel ("Minter Ellison") and Goldman Sachs, Iron Mountain's financial advisor. At this meeting, Iron Mountain's chief executive officer discussed a potential acquisition of Recall with the Iron Mountain board of directors. Iron Mountain's chief executive officer reviewed a preliminary analysis of a potential acquisition that had been undertaken to date, as well as the various areas where more information would be needed. At the conclusion of this meeting, the Iron Mountain board of directors authorized management to engage outside advisors (including legal, financial, tax and accounting) specifically to assist Iron Mountain in its evaluation of the potential transaction. The Iron Mountain board of directors also specifically authorized management to enter into an engagement letter with Goldman Sachs to provide financial advisory services to Iron Mountain and the Iron Mountain board of directors in connection with a potential transaction with Recall. The Company engaged Goldman Sachs to serve as its exclusive financial advisor in connection with the Transaction based on Goldman Sachs' experience in merger and acquisition transactions, its industry knowledge and other relevant factors.

        In the following weeks, Goldman Sachs prepared a preliminary financial overview of Recall and a potential acquisition. On October 20, 2014, the finance committee of the Iron Mountain board of directors, whose duties include the review of strategic investments and dispositions, including acquisitions and divestitures, held a meeting, which included representatives of Goldman Sachs. At this meeting Goldman Sachs presented preliminary perspectives on a potential transaction with Recall relating to valuation, costs and REIT compliance.

        On October 27, 2014, the finance committee of the Iron Mountain board of directors met again. At that meeting, representatives from Goldman Sachs presented a preliminary financial overview of Recall and the potential acquisition and reviewed, among other things, various scenarios surrounding the potential transaction and the potential benefits and considerations.

        The Iron Mountain board of directors held meetings on October 28, 2014 and October 29, 2014, which included Iron Mountain's management and representatives from Weil, S&W and Goldman Sachs, to discuss the next steps for evaluating a potential transaction involving Recall. The discussion of the Iron Mountain board of directors included a review of the potential structures, considerations for pursuing various alternatives, the potential benefits to Iron Mountain and Recall shareholders and a strategy for moving forward. The discussion also included a presentation from Weil regarding the regulatory approvals that would be required in the transaction. Following this presentation, the Iron Mountain board of directors discussed Recall, as well as the benefits and risks of pursuing the proposed transaction in the near, medium and long term. Ultimately, the Iron Mountain board of directors authorized Iron Mountain's management to explore alternatives to a transaction with Recall and to continue to evaluate a potential transaction with Recall. In addition, the Iron Mountain board of directors authorized management to engage Recall in negotiations with an initial purchase price not to exceed A$7.00 per share with a minimum 50% of the transaction consideration to be paid in shares of Iron Mountain common stock and to determine allocation of risk and process for due diligence and information sharing with Recall.

        Throughout the fall of 2014, Iron Mountain and its advisors continued to evaluate a potential transaction with Recall with its advisors, including assessing Iron Mountain's pro forma leverage following a potential transaction, potential sources of debt and equity financing and alternative forms and mix of consideration that could be used to acquire Recall. Iron Mountain engaged in preliminary discussions and entered into non-disclosure agreements with several private debt and equity capital sources during November and December 2014.

        In late November 2014, Iron Mountain's chief executive officer and Recall's chief executive officer spoke briefly about a potential acquisition of Recall by Iron Mountain. However, no discussion took place regarding the terms of any such potential offer.

        In early December 2014, Iron Mountain, with its advisors, began to finalize the terms of a potential offer to Recall. The terms were reflected in a letter to Recall that included an initial offer consisting of a combination of cash and shares of Iron Mountain common stock valued at approximately A$2,147,000, or A$6.75 per Recall share. This offer gave Recall shareholders the right to receive A$333,000 in cash and the equivalent of A$1,814,000 in shares of Iron Mountain common stock. In addition, Iron Mountain proposed giving Recall shareholders the option to elect to receive all or a portion of the consideration in cash or shares of Iron Mountain common stock subject to a proration mechanism that would cap the total amount of cash consideration to be paid to Recall shareholders at A$333,000.

        On December 5, 2014, Iron Mountain's chief executive officer met with Recall's chief executive officer and Recall's chairman to discuss the potential transaction. At the meeting, Iron Mountain's chief executive officer presented Recall's chief executive officer with a draft unsigned proposal letter outlining these terms and explained the basis for Iron Mountain's offer. Recall's chief executive officer expressed his disapproval of the offer price and valuation and asserted that Iron Mountain underestimated the synergies created by a transaction.

        On December 10, 2014, following discussions between Iron Mountain's chief executive officer and Recall's chief executive officer, Iron Mountain sent Recall's chief executive officer a signed offer letter, increasing the offer price to A$7.00 per Recall share. On December 15, 2014, Recall issued a press release announcing its rejection of Iron Mountain's offer. The press release stated that the Iron Mountain proposal did not reflect the significant and unique value creation that a combination of the two companies would generate and included the potential synergies and accretion and the range of value sharing that Recall believed should be taken into account, as well as the Recall board's reasons for rejecting the offer. Later that day, Iron Mountain issued a press release in response confirming the offer to acquire Recall for a price of A$7.00 per Recall share. The press release disclosed the key economic terms of Iron Mountain's offer and urged Recall to allow the full due diligence necessary for Iron Mountain to determine whether an increase in offer price was justified.

        In late January and February 2015, Goldman Sachs engaged in periodic discussions with Recall's financial advisors regarding considerations relating to a potential transaction.

        On February 6, 2015, the Iron Mountain board of directors met and authorized management to re-engage Recall in further negotiations with an increased proposed purchase price and Iron Mountain's general counsel and Recall's general counsel had a conversation on February 7, 2015, regarding Iron Mountain's suggestion that the parties enter into a non-disclosure agreement in order to facilitate Iron Mountain's review of Recall's expected earnings release. Over the next several weeks Iron Mountain and Recall began to negotiate the terms of a potential acquisition by way of a court approved scheme of arrangement.

        On February 12, 2015, the chief executive officers and general counsels of Iron Mountain and Recall met in New York to discuss possible terms of a transaction. During that meeting, Iron Mountain delivered an outline of a proposal describing, in a high level manner, some key terms for the potential transaction to Recall. The outline provided for an all-stock offer with a fixed exchange ratio of 0.1678 of a share of Iron Mountain common stock for each Recall ordinary share with a cash option and cash pool capped at A$404,000. The outline also contemplated a reverse termination fee payable by Iron Mountain if regulatory approval could not be obtained (equal to 2% of total transaction value) and a termination fee (equal to 1% of total transaction value) payable by Recall if, among other things, Recall terminated the definitive transaction agreement to enter into a superior proposal. The meeting concluded without an agreement being reached.

        The following day, on February 13, 2015, Recall's chief executive officer sent Iron Mountain's chief executive officer a revised term sheet. Recall's term sheet provided for an offer price of A$8.50 per Recall share, including a cash option, which was to be capped at A$404,000. In addition, Recall requested that Iron Mountain pay a 1% termination fee in the event the Iron Mountain board of directors did not support the transaction or changed its recommendation to Iron Mountain stockholders. Recall also requested a separate termination fee (the value of which was to be determined at a later date) in the event Iron Mountain was unable to obtain regulatory clearance. Finally, Recall asked that Iron Mountain commit to significant divestitures in order to obtain regulatory clearance and commit to litigate any regulatory attempt to restrain the potential transaction.

        On February 17, 2015, Recall circulated a further revised term sheet in response to Iron Mountain's February 12, 2015 proposal. The term sheet set forth an all-stock transaction with a fixed exchange ratio valued at A$8.50 per Recall share based on Iron Mountain's closing stock price and the Australian dollar to U.S. dollar exchange rate, each as of February 17, 2015. Recall's term sheet maintained the A$404,000 cash option and proposed that Iron Mountain commit to greater divestitures in order to obtain the necessary antitrust approvals, including a commitment to divest assets accounting for up to US$20,000 in revenues with respect to the records management business in the United States and Canada and a commitment to divest whatever assets were necessary to obtain regulatory approvals with respect to all other business lines worldwide and the records management business in all jurisdictions other than the United States and Canada. Recall also proposed that Iron Mountain pay a reverse termination fee equal to 3% of the transaction's equity value if the transaction did not close because of a failure to obtain regulatory clearance. Finally, Recall proposed a brief due diligence review limited to high level financial due diligence and tax considerations.

        After receiving the February 17, 2015 term sheet, Iron Mountain continued to negotiate the terms of the proposed transaction with Recall, including the exchange ratio pursuant to which the Recall ordinary shares would be converted to shares of Iron Mountain common stock, competition approvals and the other terms and conditions of the definitive transaction agreement.

        On February 18 and 19, 2015, Iron Mountain's board of directors held a regularly scheduled meeting to discuss certain issues relating to the management and operation of Iron Mountain's business, and Iron Mountain's management provided an update to the board regarding recent discussions with Recall relating to a potential transaction during the meeting.

        On February 25, 2015, Iron Mountain delivered a revised term sheet to Recall. Iron Mountain stated it was willing to divest assets accounting for up to US$20,000 in revenues in the aggregate to obtain regulatory clearance with respect to the records management business in the United States and Canada. Iron Mountain also was willing to divest any record management business assets necessary to obtain regulatory clearance in Australia. Iron Mountain proposed a commitment to divest assets totaling up to US$10,000 in revenue for all other business lines worldwide and the records management business in all jurisdictions other than the United States, Canada and Australia. In addition, Iron Mountain reduced the proposed reverse termination fee in the event that that transaction did not close due to failure to obtain required regulatory clearance to 2.5% of the proposed transaction's equity value. Iron Mountain also requested that Recall allow for a longer, more comprehensive due diligence process.

        Shortly after Iron Mountain sent the February 25, 2015 revised term sheet, Recall's chief executive officer and Iron Mountain's chief executive officer spoke. Recall's chief executive officer noted that, in his view, the February 25, 2015 revised term sheet included materially different terms from those previously discussed between the parties that were unacceptable to Recall. During the discussion, Iron Mountain's chief executive officer informed Recall's chief executive officer that in light of a decline in Iron Mountain's stock price during the week of February 16, 2015, the transaction as negotiated was no longer possible given Iron Mountain's current stock price and that absent an agreement on an acceptable exchange ratio, Iron Mountain would need to pursue other opportunities.

        On April 15, 2015, Iron Mountain's chief executive officer and Recall's chief executive officer had a chance meeting in Sydney, Australia, when both chief executive officers were engaged in business matters unrelated to the potential transaction. On April 17, 2015, Recall's chief executive officer sent Iron Mountain's chief executive officer an e-mail regarding the acquisition of Recall for a fixed exchange ratio of 0.175 of a share of Iron Mountain common stock per Recall ordinary share.

        On April 18, 2015, Iron Mountain contacted Owl Creek Asset Management LP ("Owl Creek"), an investor owning shares of both Iron Mountain and Recall that had previously contacted Iron Mountain regarding a potential transaction between Iron Mountain and Recall, as to whether Owl Creek would be interested in continuing discussions with respect to Recall and a potential transaction. Iron Mountain and Owl Creek entered into a non-disclosure agreement on April 18, 2015. Iron Mountain also contacted Deccan Value Investors L.P. ("Deccan") to discuss Recall. Deccan, which was Recall's largest single shareholder and also an investor in Iron Mountain, had previously contacted Iron Mountain regarding a potential transaction between Iron Mountain and Recall. Deccan, however, declined to enter into a non-disclosure agreement with Iron Mountain, and Iron Mountain limited future communications with Deccan to publicly available information.

        On April 19, 2015, Recall's chief executive officer informed Iron Mountain's chief executive officer that Recall would be willing to consider reducing the cash portion of the transaction consideration to facilitate reaching an agreement, provided that the total cash and stock consideration offered implied an offer value of A$8.50 per share. That evening, Iron Mountain submitted a written revised offer in anticipation of Recall's upcoming board meeting scheduled to be held from April 21 to April 23, 2015, in Singapore. Pursuant to this written offer, Recall shareholders would be offered consideration of 0.1722 of a newly issued share of Iron Mountain common stock for each Recall ordinary share. Recall shareholders would also be offered the option to elect to receive alternative consideration of A$8.50 in cash per Recall share, subject to a proration mechanism which would cap the total amount of cash consideration to be paid to Recall shareholders at A$225,000. Iron Mountain also agreed to commit to the following potential divestitures, if required to obtain antitrust clearance: (i) with respect to the records management business in the United States and Canada, Iron Mountain would commit to divest assets accounting for up to US$30,000 in revenues, in the aggregate, (ii) with respect to the records management business in Australia, Iron Mountain would commit to undertake divestitures in Australia as necessary to address any competition issues that might arise under Australian law and (iii) with respect to (a) all other business lines worldwide and (b) the records management business in all jurisdictions, other than the United States, Canada and Australia, Iron Mountain would commit to divest assets accounting for up to US$10,000 in revenues in any one country and up to US$30,000 in revenues in the aggregate. In addition, Iron Mountain proposed to pay a reverse break fee equal to 3% of the transaction equity value in the event that the transaction did not close as a result of the regulatory approval condition not being satisfied or waived, but all other conditions being satisfied as of the outside date, which would be 12 months from the date of execution of the definitive transaction agreement.

        On April 23, 2015, following the conclusion of a meeting of the Recall board of directors, Recall submitted a counter-proposal agreeing in principle to Iron Mountain's proposed exchange ratio, but identifying certain timing, due diligence and antitrust matters as issues for further negotiation.

        On April 25, 2015, the Iron Mountain board of directors convened a meeting to consider Recall's counter-proposal. In attendance at that meeting were members of Iron Mountain's management and representatives of Weil, Minter Ellison and Goldman Sachs. After reviewing Recall's counter-proposal and discussing certain changes to the counter-proposal proposed by Iron Mountain's management, the Iron Mountain board of directors (i) approved the transaction (as reflected in the counter-proposal as revised by Iron Mountain management), (ii) determined that entering into the transaction was advisable and in the best interests of Iron Mountain and its stockholders and (iii) authorized certain officers of Iron Mountain to negotiate the terms of the transaction agreement contemplated by the term sheet.

        On April 26, 2015, Iron Mountain and Recall executed a non-disclosure agreement dated April 25, 2015 with a customary standstill provision.

        On April 29, 2015 Iron Mountain and Recall announced that the parties had reached an agreement in principle and entered into the term sheet reflecting the transaction.

        Following the April 29, 2015 announcement, Iron Mountain engaged in confirmatory due diligence with Recall, including meetings between members of management of Iron Mountain and Recall, which included presentations on sales and marketing, product and technology, finance, accounting, tax and human resources.

        On May 13, 2015, representatives of Sidley Austin LLP ("Sidley") and Allens ("Allens"), Recall's U.S. and Australian legal counsel, respectively, delivered a draft of the Transaction Agreement to representatives of Iron Mountain. During the next three weeks, the parties, together with their legal counsel, negotiated the terms of the Transaction Agreement, including the deal protection provision, the size of the termination fee potentially payable, regulatory approvals, closing certainty and other matters.

        On May 26, 2015, Recall's chief executive officer called Iron Mountain's chief executive officer, and then sent an email with a proposal regarding a price of A$8.50 per share implied offer value and the need for price protection in the form of a collar mechanism as a result of Iron Mountain's then current stock price resulting in an implied offer value of less than A$8.50 per share. Iron Mountain's chief executive officer rejected this proposal.

        On May 27, 2015, Recall's chairman sent a letter to Iron Mountain's chairman regarding the proposal, describing certain desired aspects of the communications plan relating to the proposal and providing additional detail relating to the form of price protection requested by Recall. On May 28, 2015, Iron Mountain's chairman responded to the May 27th letter sent by Recall's chairman, rejecting such proposal.

        During the week of June 1, 2015, various discussions between the parties and the chief executive officers of Recall and Iron Mountain took place regarding price, price protection and other key terms (including with respect to tax considerations, due diligence, marketing strategy and announced accretion and synergy levels).

        On June 3, 2015, Recall sent a summary proposal to Iron Mountain to resolve the remaining open issues in the Transaction Agreement, including the tax status of the transaction (but excluding price protection). Iron Mountain's chief executive officer spoke with Recall's chief executive officer via telephone shortly after the proposal was received by Iron Mountain. Iron Mountain's chief executive officer proposed either (i) structuring the transaction in a manner intended to qualify as a "reorganization" for United States federal income tax purposes or (ii) structuring the transaction in a manner intended to be treated as a fully taxable transaction for United States federal income tax purposes to Recall's shareholders but offering shareholders a special cash dividend of approximately A$0.20 per share. Recall's chief executive officer reaffirmed the need for Recall to receive price protection in the form of a "collar" mechanism. Iron Mountain's chief executive officer informed Recall's chief executive officer that Iron Mountain would not agree to a "collar" mechanism. Recall's chief executive officer indicated that at least US$0.50 per share of additional cash consideration was needed absent price protection and in light of the anticipated tax benefits to Iron Mountain as a result of the transaction.

        Later that evening, the Iron Mountain board of directors convened a meeting to consider the terms of the proposed transaction. In attendance at such meeting were members of Iron Mountain's management and representatives of Weil. Iron Mountain's chief executive officer provided an update on the potential transaction, including with respect to the open points and issues being discussed by the parties. Iron Mountain's chief executive officer also updated the board of directors regarding the results of due diligence and described the parties' positions with respect to price protection, level of accretion and transaction structure for U.S. tax purposes. Representatives of Weil reviewed the key terms of the Transaction Agreement and described an illustrative transaction timeline and potential antitrust approval process relating to the potential transaction. Weil also again reviewed the Iron Mountain board of directors' fiduciary duties. The Iron Mountain board supported continuing negotiations with Recall regarding the potential transaction.

        Iron Mountain and Recall engaged in several negotiations over the course of June 4 and 5, 2015 regarding price protection and the tax status of the potential transaction. Following such negotiations, the parties agreed, subject to Iron Mountain and Recall board approval, that, for Recall shareholders receiving stock consideration, in addition to receiving 0.1722 of a newly issued share of Iron Mountain common stock for each ordinary share of Recall, those shareholders also would receive US$0.50 in cash for each Recall share and that the transaction would be structured as one intended to be treated as fully taxable to Recall's shareholders for United States federal income tax purposes.

        On June 4, 2015, representatives of Iron Mountain and Recall engaged in several discussions with Brambles with respect to the requirements of the tax matters agreement entered into by Recall and Brambles in connection with the Demerger, including the delivery by Recall of appropriate tax opinions to Brambles. Also on June 4, 2015, representatives of Iron Mountain and Brambles discussed Iron Mountain's intention to provide to Brambles a guaranty of Recall's obligations under the tax matters agreement and the Demerger deed. Iron Mountain provided a draft of the guaranty to Brambles, which Brambles stated could be finalized after signing.

        On June 6, 2015, the Iron Mountain board of directors convened a special meeting to consider the terms of the proposed transaction. Also in attendance were members of Iron Mountain's management and representatives of Weil, Minter Ellison and Goldman Sachs. Representatives of Weil reviewed the key terms of the Transaction Agreement and the Iron Mountain board of directors' fiduciary duties. Representatives of Goldman Sachs reviewed its financial analyses of the aggregate consideration to be paid by a subsidiary of Iron Mountain pursuant to the Transaction Agreement, and then delivered to the Iron Mountain board of directors Goldman Sachs's oral opinion, subsequently confirmed in writing by delivery of a written opinion dated June 8, 2015, that, as of such date, based upon and subject to the factors, assumptions, considerations, limitations and other matters set forth in its written opinion, the aggregate consideration to be paid by a subsidiary of Iron Mountain pursuant to the Transaction Agreement was fair, from a financial point of view, to Iron Mountain. For more information about Goldman Sachs's opinion, see the section of this proxy statement below captioned "—Opinion of Financial Advisor to the Iron Mountain Board of Directors" and Annex C to this proxy statement.

        After discussing potential reasons for and against the Transaction (see below under the heading "—Iron Mountain's Reasons for the Transaction"), the Iron Mountain board of directors unanimously approved the Transaction Agreement, the consummation of the Scheme and authorized execution of the Transaction Agreement.

        On June 6 and June 7, 2015 Weil, Minter Ellison, Sidley and Allens, together with executives from Recall and Iron Mountain, engaged in numerous discussions in an effort to finalize the terms of the Transaction Agreement. On June 7, 2015, representatives of Iron Mountain and Recall met in Boston to finalize the terms of the Transaction Agreement and discuss and finalize communications plans for an announcement. In the early hours of June 8, 2015, the parties executed the Transaction Agreement. Following the execution of the Transaction Agreement, the parties issued a joint press release announcing the Transaction.

Iron Mountain's Reasons for the Transaction

        In reaching its unanimous determination that it is advisable and in the best interests of Iron Mountain and its stockholders to complete the Transaction as contemplated by the Transaction Agreement and to recommend that Iron Mountain stockholders vote "FOR" the Transaction Proposal described in this proxy statement, Iron Mountain's board of directors consulted and received advice from its financial and legal advisors and from Iron Mountain's management and considered a number of factors, including the following material factors:

  •
  the Transaction will allow Iron Mountain stockholders to participate in the benefits of the combined company, including the future potential value of the combined company's marketed products and services;

  •
  the combination of Iron Mountain and Recall will provide substantial financial resources for the execution of near-term goals and further development of new products and services ;

  •
  the recent and historical market prices of Recall's common stock;

  •
  the Transaction is expected to generate substantial synergies, which Iron Mountain management estimates to equal $15,000 in 2016, $110,000 in 2017, $140,000 in 2018 and $155,000 once fully synergized. Estimates of potential synergies available through the Transaction are preliminary and may increase as ongoing analysis and refinement of synergies progresses. The synergies reflect the combined impact of estimated EBITDA gains from integration, tax benefits, value pass-through to customers, regulatory conditions and customer attrition, while excluding the impact of one-time integration expenses and costs to achieve synergies;

  •
  the Transaction is expected to generate accretion to adjusted EPS, FFO (Normalized) per share and AFFO. See "—Summary of Certain Financial Projections Provided to the Iron Mountain Board and Iron Mountain's Financial Advisors" beginning on page 82 of this proxy statement for more information;

  •
  (i) the oral opinion of Goldman Sachs rendered to the board of directors of Iron Mountain on June 6, 2015 (subsequently confirmed in writing on June 8, 2015) in connection with its consideration of the Transaction to the effect that, as of the date of its opinion and subject to the factors, assumptions, considerations, limitations and other matters set forth in Goldman Sachs' written opinion (attached as Annex C to this proxy statement), the Aggregate Consideration (as defined in the written opinion) to be paid by a subsidiary of Iron Mountain pursuant to the Transaction Agreement was fair from a financial point of view to Iron Mountain and (ii) the financial analyses presented by Goldman Sachs to the board of directors of Iron Mountain in connection with the rendering of its opinion, all as more fully described below under the caption "—Opinion of Financial Advisor to the Iron Mountain Board of Directors";

  •
  the Transaction will create a leading global provider of document storage and information management services;

  •
  the Transaction increases Iron Mountain's ability to penetrate the global market;

  •
  the Iron Mountain board of directors' and management's understanding of Recall's business and operations, and its current and historical results of operations, financial prospects and conditions;

  •
  Iron Mountain's proven management team will be combined with Recall's high-quality operations and talented employees;

  •
  Iron Mountain has a proven track record of achieving synergies;

  •
  Iron Mountain will have enhanced operational capabilities and geographic reach with a diversified business; and

  •
  the Iron Mountain board of directors' understanding of the current and prospective competitive space in the industries in which Iron Mountain and Recall operate.

        In the course of its deliberations, Iron Mountain's board of directors also considered a variety of risks and other potentially negative factors related to the Transaction, including the following material factors:

  •
  the integration of Recall with Iron Mountain will subject Iron Mountain to liabilities that may exist at Recall;

  •
  Iron Mountain will incur significant transaction and combination-related costs in connection with the Transaction; and

  •
  the risk that the Transaction could be delayed or not completed, or that the Transaction Agreement could be terminated, each of which could negatively impact the price of Iron Mountain common stock and Iron Mountain's future business and operations.

        The foregoing discussion of the factors considered by Iron Mountain's board of directors is not intended to be exhaustive, but rather includes the material factors considered by the board. In reaching its decision that it is advisable and in the best interests of Iron Mountain and its stockholders to complete the Transaction as contemplated by the Transaction Agreement and to recommend that Iron Mountain stockholders vote "FOR" the Transaction Proposal set forth in this proxy statement, Iron Mountain's board of directors did not quantify, rank or otherwise assign relative weights to the factors considered and individual members of the board may have given different weight to different factors. Iron Mountain's board of directors based its decision on the totality of the information presented.

Recommendations of the Iron Mountain Board of Directors

        After careful consideration, Iron Mountain's board of directors has determined that it is advisable and in the best interests of Iron Mountain and its stockholders to consummate the Transaction as contemplated by the Transaction Agreement. Accordingly, Iron Mountain's board of directors unanimously recommends that Iron Mountain's stockholders vote:

  •
  "FOR" approval of the Transaction Proposal; and

  •
  "FOR" approval of one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the Transaction Proposal.

Opinion of Financial Advisor to the Iron Mountain Board of Directors

  Opinion of Goldman Sachs & Co.

        At the special meeting of the Iron Mountain board of directors held on June 6, 2015 to consider the Transaction, Goldman Sachs rendered its oral opinion, subsequently confirmed in writing on June 8, 2015, to the effect that, as of the date of its opinion, and based upon and subject to the factors, assumptions, considerations, limitations and other matters set forth in Goldman Sachs' written opinion, the Aggregate Consideration (as defined in the written opinion) to be paid by a subsidiary of Iron Mountain pursuant to the Transaction Agreement for the outstanding fully paid ordinary shares of Recall was fair from a financial point of view to Iron Mountain.

        The full text of the written opinion of Goldman Sachs, dated June 8, 2015, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex C. The summary of the Goldman Sachs opinion provided in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs' written opinion. Goldman Sachs' advisory services and opinion were provided for the information and assistance of the board of directors of Iron Mountain in connection with its evaluation of the Transaction and the opinion does not constitute a recommendation as to how any stockholder of Iron Mountain should vote with respect to the Transaction Proposal or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the Transaction Agreement;

  •
  annual reports to stockholders and Annual Reports on Form 10-K of Iron Mountain for the 2010 to 2014 fiscal years;

  •
  the annual report to stockholders of Recall for the fiscal year ended June 30, 2014, as well as the summary of the pro forma historical information of Recall (reflecting pro forma adjustments to the financial information of Recall in connection with the Demerger of Recall from Brambles) for the years ended June 30, 2011, 2012 and 2013 included in the Scheme Booklet for the Demerger of Recall by Brambles;

  •
  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Iron Mountain;

  •
  certain other communications from Iron Mountain and Recall to their respective stockholders;

  •
  certain publicly available research analyst reports for Iron Mountain and Recall;

  •
  certain internal financial analyses and forecasts for Recall prepared by Recall management; and

  •
  certain internal financial analyses and forecasts for Iron Mountain and certain financial analyses and forecasts for Recall, in each case as prepared by management of Iron Mountain and approved for Goldman Sachs' use by Iron Mountain (the "Forecasts"), and certain operating synergies projected by the management of Iron Mountain to result from the Transaction, as approved for Goldman Sachs' use by Iron Mountain (the "Synergies"). See "—Summary of Certain Financial Projections Provided to the Iron Mountain Board and Iron Mountain's Financial Advisors" beginning on page 82 of this proxy statement for more information about the Forecasts and Synergies.

        Goldman Sachs held discussions with members of senior management of Iron Mountain regarding their assessment of the past and current business operations, financial condition and future prospects of Recall, and with the members of senior management of Iron Mountain regarding their assessment of the past and current business operations, financial condition and future prospects of Iron Mountain and the strategic rationale for, and the potential benefits of, the Transaction. Goldman Sachs also (i) reviewed the reported price and trading activity of the shares of Iron Mountain common stock and the Recall shares, (ii) compared certain financial and stock information for Iron Mountain and Recall with similar information for certain other companies the securities of which are publicly traded, (iii) reviewed the financial terms of certain recent business combinations in the business services industry and in other industries and (iv) performed such other studies and analyses, and considered such other factors, as Goldman Sachs deemed appropriate.

        For purposes of rendering its opinion, Goldman Sachs, with the consent of Iron Mountain, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Goldman Sachs without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of the board of directors of Iron Mountain that the Forecasts and the Synergies had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Iron Mountain. Goldman Sachs did not make any independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Iron Mountain or Recall or any of their respective subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction would be obtained without any adverse effect on Iron Mountain or Recall or on the expected benefits of the Transaction in any way meaningful to its analysis. Goldman Sachs assumed that the Transaction would be consummated on the terms set forth in the Transaction Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

        Goldman Sachs' opinion did not address the underlying business decision of Iron Mountain to engage in the Transaction or the relative merits of the Transaction as compared to any strategic alternatives that may be available to Iron Mountain; nor did it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addressed only the fairness from a financial point of view to Iron Mountain, as of the date of the opinion, of the Aggregate Consideration to be paid by a subsidiary of Iron Mountain for the outstanding ordinary shares of Recall pursuant to the Transaction Agreement. Goldman Sachs did not express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement or the Transaction or any term or aspect of any other agreement or instrument contemplated by the Transaction Agreement or entered into or amended in connection with the Transaction, including the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of Iron Mountain; nor did Goldman Sachs express any view on, and its opinion did not address, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Iron Mountain or Recall, or any class of such persons in connection with the Transaction, whether relative to the Aggregate Consideration to be paid pursuant to the Transaction Agreement or otherwise. Goldman Sachs did not express any opinion as to the prices at which shares of Iron Mountain common stock would trade at any time or as to the impact of the Transaction on the solvency or viability of Iron Mountain or Recall or the ability of Iron Mountain or Recall to pay their respective obligations when they come due. Goldman Sachs' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of the date of its opinion, and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs' advisory services and opinion were provided for the information and assistance of the board of directors of Iron Mountain in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of common stock of Iron Mountain should vote with respect to the Transaction Proposal or any other matter. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

        The following is a summary of the material financial analyses presented by Goldman Sachs to the board of directors of Iron Mountain on June 6, 2015 (subsequently confirmed in writing on June 8, 2015), in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 3, 2015 and is not necessarily indicative of current market conditions.

  Illustrative Contribution Analysis

        Goldman Sachs performed an illustrative contribution analysis using the Forecasts for the years 2015, 2016 and 2017. Goldman Sachs reviewed market capitalization information for Iron Mountain and Recall and specific estimated future operating information including, among other information, estimated 2015, 2016 and 2017 revenue, EBITDA and adjusted net income for Iron Mountain and Recall set forth in the Forecasts. Goldman Sachs analyzed the weighted relative income statement contributions of Iron Mountain and Recall using appropriate blended multiples and adjusting for the capital structures of each company. In order to calculate the blended multiple, Goldman Sachs used the aggregate metrics for a particular year.

        The results of the analysis are summarized below:

	Metrics (US$ in millions)		Weighted Contribution (%)
FYE December 31	Iron Mountain	Recall	Iron Mountain	Recall	Implied Exchange Ratio
Revenue
2015E	$3,075	$837	72.5%	27.5%	0.2476 x
2016E	3,175	848	73.0%	27.0%	0.2416 x
2017E	3,289	879	73.0%	27.0%	0.2419 x
EBITDA
2015E	937	200	78.5%	21.5%	0.1790 x
2016E	991	224	77.1%	22.9%	0.1936 x
2017E	1,043	233	77.5%	22.5%	0.1900 x
Adjusted Net Income
2015E	276	65	80.8%	19.2%	0.1550 x
2016E	305	86	77.9%	22.1%	0.1848 x
2017E	327	91	78.2%	21.8%	0.1815 x
Market Capitalization (as of June 3, 2015)	$7,233	$1,811	80.0%	20.0%	0.1635 x

  Illustrative Discounted Cash Flow Analyses

        Goldman Sachs performed an illustrative unlevered discounted cash flow analysis on Recall using the Forecasts to determine a range of illustrative present values per ordinary share of Recall on a standalone basis as of December 31, 2014. For purpose of this analysis, Goldman Sachs derived illustrative ranges of implied enterprise values by applying discount rates ranging from 6.0% to 8.0%, reflecting estimates of Recall's weighted average cost of capital, to (a) Recall's estimated unlevered free cash flow for the years 2015 through 2021, and (b) illustrative terminal values for Recall in 2021, calculated using perpetuity growth rates ranging from 2.0% to 4.0%. Goldman Sachs then derived the implied equity value per ordinary share of Recall by dividing the result by the number of fully diluted ordinary shares outstanding of Recall in accordance with information contained in the Forecasts. The analysis resulted in a range of illustrative values of A$4.64 to A$16.36 per ordinary share of Recall.

        Goldman Sachs also performed an illustrative unlevered discounted cash flow analysis on Recall using the Forecasts and the Synergies to determine a range of illustrative present values per ordinary share of Recall as of December 31, 2014 giving effect to the Synergies. For purpose of this analysis, Goldman Sachs derived illustrative ranges of implied enterprise values by applying discount rates ranging from 6.0% to 8.0%, reflecting estimates of Recall's weighted average cost of capital, to (a) Recall's estimated unlevered free cash flow, taking into account the Synergies, for the years 2015 through 2021, and (b) illustrative terminal values for Recall, taking into account the Synergies, in 2021, calculated using perpetuity growth rates ranging from 2.0% to 4.0%. Goldman Sachs then derived the implied equity value per ordinary share of Recall by dividing the result by the number of fully diluted ordinary shares outstanding of Recall in accordance with information contained in the Forecasts. The analysis resulted in a range of illustrative values of A$10.30 to A$33.41 per ordinary share of Recall.

        In addition, Goldman Sachs also performed an illustrative levered discounted cash flow analysis on Iron Mountain using the Forecasts to determine a range of illustrative present values per share of Iron Mountain common stock as of December 31, 2014. For purpose of this analysis, Goldman Sachs applied discount rates ranging from 8.0% to 10.0%, reflecting estimates of Iron Mountain's cost of equity, to (a) Iron Mountain's levered cash flows for the years 2015 through 2024, and (b) illustrative terminal values calculated using perpetuity growth rates ranging from 3.0% to 5.0%. The analysis resulted in a range of illustrative values of $27.22 to $52.14 per share of Iron Mountain common stock.

        Goldman Sachs also performed an illustrative discounted cash flow-based contribution analysis to calculate illustrative implied exchange ratios for Recall and Iron Mountain with and without the Synergies. In order to do this, Goldman Sachs used the unlevered discounted cash flow analysis undertaken for Recall and the levered discounted cash flow analysis undertaken for Iron Mountain, both as described above. Using a discount rate of 6.0% to 8.0%, reflecting estimates of Recall's weighted average cost of capital, and a discount rate for Iron Mountain of 8.0% to 10.0%, reflecting estimates of Iron Mountain's cost of equity, this analysis resulted in an illustrative range of implied exchange ratios without synergies of 0.1015 to 0.2830. Using the same discount rates, this analysis resulted in an illustrative range of implied exchange ratios with Synergies of 0.2210 to 0.5876.

  Illustrative Public Market Future Stock Price Analyses

        Goldman Sachs calculated illustrative ranges of implied present values per share of common stock of Iron Mountain on a standalone basis and on a pro forma basis assuming a partial cash election. For these analyses, Goldman Sachs used the Forecasts for fiscal years 2016 through 2018 and the Synergies.

        For shares of Iron Mountain common stock on a standalone basis, Goldman Sachs performed an analysis of the illustrative present value of the future share price of Iron Mountain. First Goldman Sachs derived an implied enterprise value by multiplying the projected EBITDA for fiscal years 2017 through 2019 by a forward EBITDA multiple of 13.0x to arrive at the implied enterprise value for fiscal years 2016 through 2018. Goldman Sachs then subtracted Iron Mountain's projected net debt from the resulting implied enterprise value to yield an implied equity value. Goldman Sachs then divided the implied equity value by the implied diluted shares outstanding to derive the implied nominal share price. Applying illustrative EBITDA multiple estimates of 12.0x, 13.0x and 14.0x yielded implied per share future equity values of $34.41 to $45.99. These implied per share future equity values for fiscal years 2016 through 2018 were then discounted to June 30, 2015 using a discount rate of 9.0%, reflecting an estimate of Iron Mountain's cost of equity. Goldman Sachs then added the cumulative present value of forecasted Iron Mountain dividends to these implied per share present equity values. This analysis yielded an illustrative range of implied per share present values of Iron Mountain common stock of $31.62 to $39.78 for fiscal years 2016 through 2018.

        For shares of Iron Mountain common stock on a pro forma basis, Goldman Sachs performed an analysis of the illustrative present value of the future share price of the combined company. First Goldman Sachs derived an implied enterprise value for Iron Mountain on a pro forma basis by multiplying the pro forma projected EBITDA for fiscal years 2017 through 2019 by a forward EBITDA multiple of 13.0x, to arrive at the implied enterprise value for fiscal years 2016 through 2018. Goldman Sachs then subtracted Iron Mountain's projected pro forma net debt from the resulting implied enterprise value to yield an implied equity value. Goldman Sachs then divided the implied equity value by the implied diluted shares outstanding to derive the implied nominal share price. Applying illustrative EBITDA multiple estimates of 12.0x, 13.0x and 14.0x yielded implied per share future equity values of $34.25 to $52.88. These implied per share future equity values for fiscal years 2016 through 2018 were then discounted to June 30, 2015 using a discount rate of 9.0%, reflecting an estimate of Iron Mountain's cost of equity on a pro forma basis. Goldman Sachs then added the cumulative present value of forecasted Iron Mountain dividends on a pro forma basis to these implied per share present equity values. This analysis yielded an illustrative range of implied per share present values of Iron Mountain common stock on a pro forma basis of $31.81 to $43.55 for fiscal years 2016 through 2018.

  Selected Companies Analysis

        Goldman Sachs reviewed and compared certain financial information, ratios and public market multiples for Iron Mountain and Recall to corresponding financial information, ratios and public market multiples for the following publicly traded companies in the sectors noted:

  Industrial

  •
  DCT Industrial Trust Inc.

  •
  Duke Realty Corporation

  •
  EastGroup Properties, Inc.

  •
  First Industrial Realty Trust, Inc.

  •
  Liberty Property Trust

  •
  Prologis, Inc.

  •
  STAG Industrial, Inc.

  Data Center

  •
  DuPont Fabros Technology, Inc.

  •
  Digital Realty Trust, Inc.

  •
  CyrusOne Inc.

  •
  CoreSite Realty Corporation

  •
  QTS Realty Trust, Inc.

  Storage

  •
  CubeSmart

  •
  Extra Space Storage Inc.

  •
  Public Storage

  •
  Sovran Self Storage, Inc.

        Although none of the selected companies is directly comparable to Iron Mountain or Recall, the companies included were chosen because they are publicly traded REITs with operations that, for purposes of analysis, may be considered similar to certain operations of Iron Mountain and Recall.

        The multiples and ratios of Iron Mountain, Recall and the selected companies were based on the closing prices of their respective common shares on June 3, 2015; financial data obtained from SEC filings; estimates from Institutional Brokers' Estimate System; and other Wall Street research sources.

        With respect to each of the selected companies and Iron Mountain and Recall, Goldman Sachs calculated, among other things:

  •
  Net Debt/Enterprise Value;

  •
  Net Debt/estimated 2015 EBITDA;

  •
  Estimated EBITDA multiples for 2015 and 2016.

  •
  Estimated funds from operations ("FFO") multiples for 2015 and 2016.

        The results of these analyses are summarized as follows:

			EBITDA Multiples
					FFO Multiples
	Net Debt / EV	Net Debt / 2015E EBITDA
Company			2015E	2016E	2015E	2016E
Iron Mountain	38.8%	5.0 x	12.8 x	12.3 x	16.3 x	15.5 x
Recall	23.2	2.5	10.6	9.8	NA	NA
REIT Peers
High	40.9	7.4	23.1	21.3	23.0	21.0
Mean	25.7	5.3	18.5	16.8	17.0	15.4
Median	28.7	6.0	18.1	16.6	16.5	14.9
Low	0.0	2.1	14.2	12.3	12.7	12.1

  General

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company used in the above analyses as a comparison is directly comparable to Iron Mountain, Recall or the Transaction.

        Goldman Sachs prepared these analyses for purposes of providing its opinion to the board of directors of Iron Mountain as to the fairness from a financial point of view to Iron Mountain, as of the date of the opinion, of the Aggregate Consideration to be paid by Iron Mountain pursuant to the Transaction Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon projections of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Iron Mountain, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The Aggregate Consideration was determined through arm's-length negotiations between Iron Mountain and Recall, and was approved by the board of directors of Iron Mountain. Goldman Sachs provided advice to Iron Mountain during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Iron Mountain or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.

        As described above, Goldman Sachs' opinion was one of many factors taken into consideration by Iron Mountain's board of directors in making its recommendation to the stockholders of Iron Mountain to vote in favor of the Transaction Proposal. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the delivery of its fairness opinion to Iron Mountain's board of directors and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex C to this proxy statement.

        Goldman, Sachs & Co. and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Iron Mountain, Recall and any of their respective affiliates and third parties, or any currency or commodity that may be involved in the Transaction. Goldman Sachs has provided certain financial advisory and/or underwriting services to Iron Mountain and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as lender in Iron Mountain's term loan facility, aggregate principal amount $400,000, since August 2014 and as a co-manager in the September 2014 offering by Iron Mountain Europe PLC, a subsidiary of Iron Mountain, of £400,000 aggregate principal amount of 6.125% GPB Senior Notes due 2022. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Iron Mountain, Recall and their respective affiliates for which its Investment Banking Division may receive compensation.

        Iron Mountain selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction. Pursuant to a letter agreement, dated November 5, 2014, Iron Mountain's board of directors engaged Goldman Sachs to act as its financial advisor in connection with the Transaction. Pursuant to the terms of this engagement letter, Iron Mountain agreed to pay Goldman Sachs a fee of $18,000, consisting of $1,000 that was due upon announcement of the Transaction and the remainder due upon consummation of the Transaction (or consummation of any transaction involving 50% or more of the outstanding common stock or assets of Recall). In addition, Iron Mountain agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against certain liabilities that may arise out of its engagement.

Summary of Certain Financial Projections Provided to the Iron Mountain Board and Iron Mountain's Financial Advisors

        In connection with Iron Mountain's consideration and evaluation of the Transaction, Iron Mountain's management prepared and provided to its board of directors and to Goldman Sachs prior to finalizing the Transaction Agreement certain financial projections with respect to each of Iron Mountain (the "Iron Mountain Projections"), Recall (the "Recall Projections") and the combined company following the completion of the Transaction (the "Combined Pro Forma Projections") and, together with the Iron Mountain Projections, the Recall Projections and the Combined Pro Forma Projections, the "Projections").

        Iron Mountain's management did not request that Recall or any of its affiliates, advisors or other representatives approve the Projections (including the Recall Projections). Neither Recall nor any of its affiliates, advisors or other representatives assumes any responsibility whatsoever for the validity, reasonableness, accuracy or completeness of the Projections and further disclaims any association with the Projections. Iron Mountain did not prepare the Projections with a view toward public disclosure or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Iron Mountain's nor Recall's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Projections, nor has any of them expressed any opinion or any other form of assurance on the Projections or the achievability of the results reflected in the Projections, and none of them assumes any responsibility for, and each of them disclaims any association with, the Projections. Consequently, the inclusion of the Projections should not be regarded as an indication that the Iron Mountain board of directors, Iron Mountain's management, Iron Mountain, the Recall board of directors, Recall, Goldman Sachs or any recipient of this information considered, or now considers, it to be an assurance of the achievement of future results.

        The Projections were prepared based on certain financial information regarding Iron Mountain and Recall available to Iron Mountain management prior to finalizing the Transaction Agreement. In developing the Projections, Iron Mountain management applied a number of hypothetical assumptions in respect of a number of future matters that impact the Projections. Further, the Projections were developed based on Iron Mountain management's opinions and judgments in respect of a number of future matters that impact the Projections. The Projections, and the assumptions, opinions and judgments applied in developing the Projections, were based on Iron Mountain management's then best estimates and were not the subject of independent verification. As such, there can be no assurance that such assumptions, speculation, opinions or judgments are correct, nor that the Projections will be achieved. Based on this, the Projections may not be an accurate representation of equivalent measures as at the date of this proxy statement. Moreover, they have not been updated or revised to reflect information or results after the date the Iron Mountain Projections, the date the Recall Projections, and the date the Combined Pro Forma Projections were prepared or as of the date of this proxy statement.

        The Projections should be read in conjunction with the considerations described below under "—Important Information about the Projections."

        The following table presents a summary of the Iron Mountain Projections.

	Iron Mountain Projections ($ in millions, other than per share)
Fiscal Year Ended December	2015	2016	2017	2018	2019	2020	2021
Revenue	$3,075	$3,175	$3,289	$3,412	$3,537	$3,652	$3,753
EBITDA(1)	$937	$991	$1,043	$1,092	$1,144	$1,195	$1,241
Adjusted Net Income(2)	$276	$305	$327	$347	$370	$406	$431
AFFO(3) per share	$2.22	$2.31	$2.40	$2.48	$2.57	$2.67	$2.76
Adjusted EPS(4)	$1.26	$1.32	$1.38	$1.42	$1.47	$1.58	$1.67
FFO (Normalized)(5) per share	$2.04	$2.12	$2.20	$2.27	$2.35	$2.46	$2.56

(1)
EBITDA means earnings before interest, taxes, depreciation and amortization.

(2)
Adjusted Net Income means earnings adjusted for extraordinary income / expenses.

(3)
AFFO means FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense (including amortization of deferred financing costs) and non-cash equity compensation expense, less maintenance capital expenditures and non-real estate investments.

(4)
Adjusted EPS means reported earnings per share from continuing operations excluding: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) (gain) loss on sale of real estate, net of tax; (3) intangible impairments; (4) Recall costs; (5) REIT costs; (6) other expense (income), net; and (7) the tax impact of reconciling items and discrete tax items.

(5)
FFO (Normalized) means net income excluding gains and losses on the sale or write-down of real estate assets plus depreciation on real estate assets. FFO (Normalized) also excludes other items that Iron Mountain believes do not appropriately reflect Iron Mountain's underlying operations, such as intangible impairment charges, other income and expense (including foreign exchange gains and losses), income and losses from discontinued operations, provision or benefit from deferred taxes and REIT costs.

        The following table presents a summary of the Recall Projections (as estimated by Iron Mountain management).

	Recall Projections (as estimated by Iron Mountain management) ($ in millions, other than per share)
Calendar Year Ended December	2015		2016	2017	2018	2019	2020	2021
Revenue	$837		$848	$879	$912	$944	$975	$1,001
EBITDA(1)	$200	(1)	$224	$233	$241	$250	$258	$264
Adjusted Net Income	$65		$86	$91	$96	$101	$105	$109
Adjusted EPS	$0.20		$0.27	$0.28	$0.30	$0.31	$0.33	$0.34
Unlevered Free Cash Flow(2)	$69		$89	$108	$107	$116	$118	$123

(1)
EBITDA for 2015 means operating profit from continuing operations after adding back depreciation and amortization and significant items outside the ordinary course of business. Significant items means items of income or expense which are, either individually or in aggregate, material to Recall and outside the ordinary course of business or part of the ordinary activities of the business but unusual due to their size and nature. EBITDA for 2016 - 2021 means earnings before interest, taxes, depreciation and amortization.

(2)
Unlevered Free Cash Flows means net operating profit after tax, adding back depreciation and amortization, and subtracting capital expenditures and increase in net working capital.

Combined Company Pro Forma Projections

        Also in connection with Iron Mountain's consideration and evaluation of the Transaction, Iron Mountain's management prepared and provided to its board of directors and to Goldman Sachs the Combined Pro Forma Projections. The Combined Pro Forma Projections were prepared by Iron Mountain assuming (i) that the Cash Election is not made by any Recall shareholders (the "All Stock Case") and (ii) that the Cash Election is fully exercised by Recall shareholders (the "Cash Election Case"). The inclusion of the Combined Pro Forma Projections should not be regarded as an indication that the Iron Mountain board of directors, Iron Mountain's management, Iron Mountain, the Recall board of directors, Recall, Goldman Sachs or any recipient of this information considered, or now considers, it to be an assurance of the achievement of future results. In addition, the Combined Pro Forma Projections have not been updated or revised to reflect information or results after the date the Combined Pro Forma Projections were prepared or as of the date of this proxy statement.

        The Combined Pro Forma Projections should be read in conjunction with the considerations described below under "—Important Information about the Projections."

	Combined Company Projections (All Stock Case)
(US$ in millions, other than per share)	2016	2017	2018	2019	2020	2021
EBITDA(1)	$1,215	$1,374	$1,465	$1,540	$1,607	$1,661
Pro Forma AFFO per share	$2.26	$2.61	$2.77	$2.90	$3.02	$3.11
Pro Forma Adjusted EPS(2)	$1.33	$1.65	$1.77	$1.87	$2.00	$2.10
Pro Forma FFO (Normalized) per share(2)	$2.11	$2.46	$2.61	$2.73	$2.87	$2.97

(1)
EBITDA means the projected EBITDA of the combined company taking into account potential synergies, value pass-through to customers, regulatory conditions and customer attrition all as projected by Iron Mountain management, while excluding the impact from integration expense and costs to achieve synergies.

(2)
Pro Forma Adjusted EPS and Pro Forma FFO (Normalized) per share do not reflect the impact of estimated purchase accounting adjustments, primarily fair value adjustments associated with

  Recall's tangible and intangible assets (the "Adjustments") that Iron Mountain will record upon consummation of the Transaction in accordance with U.S. GAAP. While Iron Mountain anticipates that the Adjustments will result in a significant increase in depreciation and amortization expenses, they are primarily related to non-cash items, will not have a significant impact on cash flows or estimated synergies and, therefore, do not impact the fair value assessment of the Transaction. The net effect of the Adjustments would be a lower Adjusted EPS and FFO (Normalized) per share on a reported basis after the Transaction is consummated compared to the figures set forth above.

	Combined Company Projections (Cash Election Case)
(US$ in millions, other than per share)	2016	2017	2018	2019	2020	2021
EBITDA(1)	$1,215	$1,374	$1,465	$1,540	$1,607	$1,661
Pro Forma AFFO per share	$2.27	$2.63	$2.79	$2.92	$3.05	$3.14
Pro Forma Adjusted EPS(1)	$1.33	$1.65	$1.78	$1.87	$2.01	$2.11
Pro Forma FFO (Normalized) per share(1)	$2.12	$2.47	$2.63	$2.75	$2.89	$2.99

(1)
EBITDA means the projected EBITDA of the combined company taking into account potential synergies, value pass-through to customers, regulatory conditions and customer attrition all as projected by Iron Mountain management, while excluding the impact from integration expense and costs to achieve synergies.

(2)
Pro Forma Adjusted EPS and Pro Forma FFO (Normalized) per share do not reflect the impact of estimated purchase accounting adjustments, primarily fair value adjustments associated with Recall's tangible and intangible assets (the "Adjustments") that Iron Mountain will record upon consummation of the Transaction in accordance with U.S. GAAP. While Iron Mountain anticipates that the Adjustments will result in a significant increase in depreciation and amortization expenses, they are primarily related to non-cash items, will not have a significant impact on cash flows or estimated synergies and, therefore, do not impact the fair value assessment of the Transaction. The net effect of the Adjustments would be a lower Adjusted EPS and FFO (Normalized) per share on a reported basis after the Transaction is consummated compared to the figures set forth above.

Important Information about the Projections

        The Projections were prepared by Iron Mountain's management for internal use by Iron Mountain's board of directors in its consideration and evaluation of the Transaction and provided to Goldman Sachs in connection with its financial analyses of the proposed Transaction. The Projections were not prepared with a view toward public disclosure or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Iron Mountain's nor Recall's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Projections, nor has any of them expressed any opinion or any other form of assurance on the Projections or the achievability of the results reflected in the Projections, and none of them assumes any responsibility for, and each of them disclaims any association with, the Projections. The reports of Iron Mountain's independent registered public accounting firm incorporated by reference into this proxy statement relate to Iron Mountain's historical financial information, and no such report extends to the Projections or should be read to do so.

        The Projections include non-GAAP financial measures; specifically EBITDA, Adjusted Net Income, Adjusted EPS, AFFO per share, FFO (Normalized) per share and Unlevered Free Cash Flows. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with U.S. GAAP. This information was prepared by Iron Mountain's management for use and reliance by Goldman Sachs in performing certain of its financial analyses in connection with the Transaction and for the benefit of Iron Mountain's board of directors in its consideration and evaluation of the Transaction.

        Iron Mountain's management did not request that Recall or any of its affiliates, advisors or other representatives approve the Projections (including the Recall Projections). Neither Recall nor any of its affiliates, advisors or other representatives assumes any responsibility whatsoever for the validity, reasonableness, accuracy or completeness of the Projections.

        The Projections have been included because this information was provided to Iron Mountain's board of directors and Goldman Sachs and should not be relied on by Iron Mountain stockholders in deciding whether or not to vote in favor of the Transaction Proposal or by the Recall shareholders in deciding whether or not to vote in favor of the Scheme or accept an offer from Iron Mountain.

        Projections of these types are based on estimates and assumptions that are inherently subject to factors such as company performance, industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of the company, including the factors described in the section entitled "Cautionary Note Regarding Forward-Looking Statements" and the risks and uncertainties described in the section entitled "Risk Factors," any of which may cause the Projections or their respective underlying assumptions to be inaccurate. Some or all of the assumptions which have been made regarding, among other things, the timing of certain occurrences or impacts, may change or may have changed since the date the Projections were made. Iron Mountain has not updated and does not intend to update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions on which the Projections were based are shown to be in error. There can be no assurance that the results reflected in any of the Projections will be realized or that actual results will not materially vary from the Projections. In addition, since the Projections cover multiple years, such information by its nature becomes less predictive with each successive year. No one has made or makes any representation to any stockholder or any other investor regarding the information included in the Projections.

        In light of the foregoing and the uncertainties inherent in the Projections, stockholders and other investors are cautioned not to rely on the Projections. Since the respective dates the Projections were prepared, Iron Mountain has made publicly available its actual results of operations for the quarter ended June 30, 2015. You should review Iron Mountain's Quarterly Report on Form 10-Q to obtain this information. See the section entitled "Where You Can Find More Information" beginning on page 137.

Interests of Iron Mountain Executive Officers and Directors in the Transaction

        No current Iron Mountain directors or officers own Recall ordinary shares. Current Iron Mountain directors and officers will continue to hold their positions at Iron Mountain after the closing of the Transaction.

Accounting Treatment

        Iron Mountain prepares its financial statements in accordance with U.S. GAAP. The Transaction will be accounted for using the acquisition method of accounting. Iron Mountain will be treated as the acquirer for accounting purposes. Iron Mountain will record assets acquired, including identifiable intangible assets, and liabilities assumed from Recall at their respective estimated fair values at the date of completion of the Transaction. Any excess of the purchase price (as described under Note 4—"Purchase Price" under "Unaudited Pro Forma Consolidated Financial Information—Notes to Unaudited Pro Forma Consolidated Financial Information" beginning on page 25 of this proxy statement) over the net fair value of such assets and liabilities will be recorded as goodwill.

        The financial condition and results of operations of Iron Mountain after completion of the Transaction will include the financial condition and results of operations of Recall after completion of the Transaction, but will not be restated retroactively to reflect the historical financial condition or results of operations of Recall. The earnings of Iron Mountain following completion of the Transaction will reflect acquisition accounting adjustments, including the effect of changes in the carrying value for assets and liabilities on depreciation expense, amortization expense and interest expense. Indefinite-lived intangible assets, including goodwill, will not be amortized but will be tested for impairment at least annually, and all tangible and intangible assets including goodwill will be tested for impairment when certain indicators are present. If, in the future, Iron Mountain determines that tangible or intangible assets (including goodwill) are impaired, Iron Mountain would record an impairment charge at that time.

Board of Directors of Iron Mountain Following the Transaction

        The Iron Mountain board of directors is currently comprised of ten (10) members. Pursuant to the terms of the Transaction Agreement, Iron Mountain shall, on or before the Implementation Date, appoint two existing Recall directors to the Iron Mountain board of directors (conditional on the Scheme becoming effective). Iron Mountain has also agreed to nominate such Recall directors for election at the first annual meeting of Iron Mountain stockholders following the consummation of the Transaction. The Iron Mountain board of directors has the right to increase or decrease the size of the board, but, pursuant to the terms of the Transaction Agreement, may not increase the size of the board beyond twelve (12) members prior to the Implementation Date.

Federal Securities Laws Consequences; Stock Transfer Restrictions

        The shares of Iron Mountain common stock to be issued in the Transaction have not been, and are not expected to be registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any other jurisdiction. The shares of Iron Mountain common stock to be issued in the Transaction will be issued pursuant to an exemption from the registration requirements provided by Section 3(a)(10) of the Securities Act based on the approval of the Transaction by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall). In the event that the exemption from the registration requirements provided by Section 3(a)(10) of the Securities Act is not available for any reason, Iron Mountain will file a Registration Statement on Form S-4 (or on such other form that may be available to Iron Mountain) in order to register the shares of Iron Mountain common stock to be issued in the Transaction and to use all reasonable endeavors to cause such registration statement to become effective prior to the completion of the Transaction.

        Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the fairness of the terms and conditions of the issuance and exchange of the securities have been approved by any court or authorized governmental entity, after a hearing upon the fairness of the terms and conditions of exchange at which all persons to whom the securities will be issued have the right to appear and to whom adequate notice of the hearing has been given. If the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), approves the Transaction, its approval will constitute the basis for the shares of Iron Mountain common stock to be issued without registration under the Securities Act in reliance on the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) of the Securities Act.

        The shares of Iron Mountain common stock issued in the Transaction to Recall shareholders will be freely transferable under United States federal securities laws, except by persons who are deemed to be "affiliates" (as that term is defined under the Securities Act) of Iron Mountain, including persons who are deemed to have been affiliates of Iron Mountain within 90 days before the date of the closing of the Transaction. In the event that the shares of common stock issued by Iron Mountain in the

Transaction are in fact held by affiliates of Iron Mountain, those holders may resell the shares (1) in accordance with the provisions of Rule 144 promulgated under the Securities Act or (2) as otherwise permitted under the Securities Act. Rule 144 generally provides that "affiliates" of Iron Mountain may not sell securities of Iron Mountain received in the Transaction unless the sale is effected in compliance with the volume, current public information, manner of sale and timing limitations set forth in such rule. These limitations generally permit sales made by an affiliate in any three-month period that do not exceed the greater of 1% of the outstanding shares of Iron Mountain common stock or the average weekly reported trading volume in such securities over the four calendar weeks preceding the placement of the sale order, provided that the sales are made in unsolicited, open market "broker transactions" and that current public information on Iron Mountain is available. Persons who may be deemed to be affiliates of an issuer generally include individuals or entities that directly or indirectly control, are controlled by, or are under common control with, that issuer and may include officers and directors of the issuer as well as beneficial owners of 10% or more of any class of capital stock of the issuer.

Material United States Federal Income Tax Consequences of the Transaction

        There are no material U.S. federal income tax consequences to Iron Mountain's existing stockholders that will result from the issuance of Iron Mountain shares in the Transaction. For a discussion of the material U.S. federal income tax considerations relating to Iron Mountain's qualification and taxation as a REIT, including Iron Mountain's REIT compliance strategy for the Recall acquisition, please see Iron Mountain's Current Report on Form 8-K filed with the SEC on August 24, 2015.

Guarantee of Recall Obligations to Brambles

        Prior to and in connection with the Demerger of Recall from Brambles on December 18, 2013, Brambles spun off certain of its United States and Canadian subsidiaries, directly or indirectly, to Recall. Such spin-offs were intended to be tax-free or tax-deferred under United States and Canadian tax laws, respectively, and Brambles obtained rulings from the IRS (with respect to the United States spin-off) and the Canada Revenue Agency (with respect to the Canadian spin-off), as well as opinions of its tax advisors, to such effect. However, the tax-free status of the spin-off of such United States subsidiaries could be adversely affected under certain circumstances if a 50% or greater interest in such United States subsidiaries were acquired as part of a plan or series of related transactions that included such spin-off. Similarly, the tax-deferred status of the spin-off of the Canadian subsidiaries could be adversely affected under certain circumstances if control of such subsidiaries were acquired as part of a series of transactions or events that included such spin-off.

        In connection with the Demerger, Recall entered into a tax matters agreement (the "Tax Matters Agreement") with Brambles USA, Inc. ("BUSA") and a demerger deed (the "Demerger Deed") with Brambles pursuant to which, among other things, Recall agreed to indemnify BUSA and Brambles, respectively, for taxes to the extent that actions by Recall (e.g., an acquisition of Recall shares) resulted in the United States spin-off or the Canadian spin-off described above failing to qualify as tax-free or tax-deferred for United States or Canadian tax purposes, respectively. In addition, Recall agreed, among other things, that it would not, within two years of the 2013 spin-offs, enter into a proposed acquisition transaction, merger or consolidation (with respect to the United States spin-off) or take any action that could reasonably be expected to jeopardize, directly or indirectly, any of the conclusions reached in the Canadian tax ruling or opinion, without obtaining either a supplemental tax ruling from the relevant taxing authority, the consent of Brambles or an opinion of a tax advisor, acceptable to Brambles in its reasonable discretion, that such transaction should not result in the spin-offs failing to be tax-free under United States federal income tax law or Canadian tax law, respectively. Recall has obtained or intends to obtain such tax opinions, based on, among other things, representations and warranties made by Recall and Iron Mountain. Such opinions, once accepted by Brambles, do not affect Recall's obligation to indemnify Brambles for an adverse impact on the tax-free status of such prior spin-offs. The delivery of those opinions is a condition to Iron Mountain's obligation to consummate the Transaction.

        Iron Mountain intends to enter into a Deed of Guarantee with Brambles and BUSA pursuant to which, effective from and after the Implementation Date, Iron Mountain would unconditionally and irrevocably guarantee to Brambles and BUSA, respectively, the due and punctual performance of Recall's obligations under the Demerger Deed and the Tax Matters Agreement. Pursuant to such Deed of Guarantee, Iron Mountain also would provide certain indemnification of Brambles and BUSA in respect of the matters covered by such guarantees.

NO APPRAISAL RIGHTS

        Under Delaware law, holders of shares of Iron Mountain common stock are not entitled to appraisal rights in connection with the Transaction or any of the matters to be acted on at the special meeting.

REGULATORY AND OTHER APPROVALS REQUIRED FOR THE TRANSACTION

Recall Shareholder Approval

        As described above, subject to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), at the First Court Hearing granting orders (1) that a meeting of Recall shareholders be convened to consider and vote upon a resolution to approve the Transaction and (2) approving the distribution of the Scheme Booklet, Recall intends to convene a meeting of its shareholders to be held on or about [******], 2015. The resolution to approve the Transaction must be passed by the requisite majorities of the Recall shareholders under Section 411(4)(a)(ii) of the Corporations Act (both (i) by a majority in number of Recall shareholders that are present and voting in person or by proxy, by attorney or, in the case of a corporation, by its duly appointed corporate representative, at the meeting and (ii) by 75% of the votes cast on the resolution). The Deed Poll will be executed by Iron Mountain and Iron Mountain Sub prior to dispatch of the Scheme Booklet to Recall shareholders, but the obligations of Iron Mountain and Iron Mountain Sub under the Deed Poll will remain subject to the Scheme becoming effective.

Australian Regulatory Matters

        Under the Corporations Act, the Transaction must be approved by Recall shareholders and by the Supreme or Federal Court of Australia (expected to be the Sydney Federal Court or such other competent court agreed by Iron Mountain and Recall) to become effective. The Corporations Act expressly prevents a court from granting approval unless:

  •
  ASIC provides the court with a statement that it has no objection to the Transaction; or

  •
  the court is satisfied that the Transaction has not been proposed for the purpose of enabling any person to avoid the operation of any of the provisions of Chapter 6 of the Corporations Act (which relates to takeovers).

        Recall intends to apply to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall), at the First Court Hearing for orders (1) that a meeting of Recall shareholders be convened to consider and vote upon a resolution to approve the Transaction and (2) approving the distribution of the Scheme Booklet to Recall shareholders. Recall must give ASIC at least fourteen days' notice before the First Court Hearing and must allow ASIC a reasonable opportunity to review the Scheme Booklet and to make submissions to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) with respect to it. Provided that ASIC is satisfied with the terms of the Transaction documents (including the Transaction Agreement, draft Scheme and draft Deed Poll) and the Scheme Booklet, Recall expects that ASIC will provide to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the First Court Hearing a letter stating that, while ASIC reserves its rights until it has had an opportunity to observe the entire scheme process, it does not at that point in time intend to oppose the scheme at the Second Court Hearing. The Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) will consider the terms of the Transaction documents (including the Transaction Agreement, draft Scheme and draft Deed Poll) at the First Court Hearing and may require changes to any of those documents as a condition to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) granting the orders sought. Recall must not consent to any changes to, or the imposition by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) of conditions, on the draft Scheme or draft Deed Poll without the prior written consent of Iron Mountain.

        Pursuant to the orders made by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the First Court Hearing, Recall will convene a meeting of Recall shareholders to vote on a resolution to approve the Transaction. The resolution to approve the

Transaction must be passed by (i) a majority in number of Recall shareholders that are present and voting, in person or by proxy, by attorney or, in the case of a corporation, by its duly appointed corporate representative at the meeting and (ii) by 75% of the votes cast on the resolution. Subject to the orders being made by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the First Court Hearing, the Recall shareholders meeting is scheduled to occur on or about [******], 2015.

        If the resolution to approve the Transaction is passed at the Recall shareholders meeting and all other conditions to the Transaction are satisfied or waived, Recall will seek to obtain court approval of the Transaction at the Second Court Hearing. Recall intends to apply to ASIC for ASIC to provide to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) a written statement that it has no objection to the Transaction.

        Recall expects that ASIC will provide to the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the Second Court Hearing a letter stating that ASIC has a no-objection to the Transaction. Subject to all other conditions to the Transaction being satisfied or waived, the Second Court Hearing is scheduled to occur on or about [******], 2015. However, Iron Mountain and Recall have agreed under the Transaction Agreement that it is desirable that the Implementation Date occur within the first 30 days of any given fiscal quarter of Iron Mountain, and that to achieve that timing the Second Court Date will be determined appropriately.

        If the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) approves the Transaction at the Second Court Hearing a copy of the court order will be filed with ASIC and the Scheme will become binding on all Recall shareholders (including those who voted against the resolution to approve the Transaction) on filing of that court order with ASIC. On the Effective Date of the Scheme, the obligations of Iron Mountain and Iron Mountain Sub under the Deed Poll will take effect and be binding.

        It is expected that trading in ordinary shares of Recall on the ASX will be suspended from the close of trading on the Effective Date of the Scheme, which is expected to be shortly after the date of court approval at the Second Court Hearing. A record date (which will be on or about the fifth business day following the suspension of trading of Recall shares on ASX) will be set to determine the Recall shareholders who will transfer their Recall shares and be entitled to receive consideration under the Transaction. It is scheduled that the Transaction consideration will be provided to Recall shareholders four business days after such record date (or such other date as agreed between Iron Mountain and Recall) and the Transaction will be deemed to have been completed or implemented on that date.

U.S. Antitrust Approval

        Under the HSR Act, certain transactions may not be completed until each party has filed a Notification and Report Form with the DOJ and with the FTC and the HSR Act's waiting period has expired or early termination of the waiting period has been granted. The Transaction is subject to the HSR Act.

        Iron Mountain and Recall filed the requisite HSR Act Premerger Notification and Report Forms on June 22, 2015. The DOJ has initiated a preliminary investigation of the Transaction, which is not atypical for transactions of this type. With Recall's prior consent, Iron Mountain withdrew its HSR Act notification and refiled its HSR Act notification on July 24, 2015 in order to provide the DOJ additional time to consider information provided by Iron Mountain and Recall. On August 24, 2015, Iron Mountain and Recall each received a request for additional information and documentary material, often referred to as a "second request," from the DOJ in connection with the Transaction. The effect of the second request is to extend the waiting period imposed by the HSR Act until 30 days after Iron Mountain and Recall have substantially complied with this request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ. The second request was expected, and Iron Mountain and Recall intend to cooperate fully with this request.

        At any time before or after the Transaction is completed, the DOJ, the FTC, or others (including states and private parties) could attempt to take action under the antitrust laws, including seeking to prevent the Transaction, to rescind the Transaction, or to conditionally approve the completion of the Transaction upon the divestiture of assets of Iron Mountain and Recall. There can be no assurance that the Transaction will be completed. The Transaction could be prevented from occurring if challenged successfully on antitrust grounds or if the DOJ or FTC requires a divestiture of assets in the United States and Canada above the US$30,000 threshold agreed to by Iron Mountain to address antitrust concerns. Iron Mountain has agreed to pay a reimbursement fee of A$76,500 if antitrust/competition approval is not obtained.

Australian Antitrust Approval

        Section 50 of the CCA prohibits the acquisition of shares or assets that would have the likely effect of substantially lessening competition in any Australian market. The ACCC is responsible for enforcing Section 50 of the CCA. The ACCC investigates proposed acquisitions either at the request of the parties or by initiating its own investigation.

        There are no compulsory filing or regulatory approval requirements for clearance under Section 50. In practice, persons intending to make an acquisition normally seek voluntary informal clearance. This is a process under which the ACCC provides an assurance that it does not intend to intervene in the transaction—either on an unconditional or conditional basis, including potentially requiring divestitures. There is no statutory time period within which the ACCC must make a decision; there is a pre-assessment stage (typical duration 2 - 4 weeks), which may lead to first-phase review (typical duration 6 - 12 weeks), which may lead to second-phase review (typical duration 6 - 12 weeks); therefore the time could range from 2 - 24 weeks or more, depending on the complexity of the issues. Approval from the ACCC is a condition to closing the Transaction. Iron Mountain has agreed to any divestments required to receive competition/antitrust approval outside the United States and Canada, but there can be no assurance that the Transaction will be completed if the ACCC does not approve a divestiture of assets to address antitrust concerns and successfully challenges the Transaction on antitrust grounds.

        If the ACCC takes the view that the Transaction will breach Section 50 of the CCA, it may seek a range of remedies including an injunction to prevent the Transaction, or orders for divestiture of shares or assets. Private parties may also take action under the CCA seeking to prevent the Transaction, require divestitures or seek damages. The ACCC or a private party must bring divestiture proceedings within three years of the Implementation Date. Actions for recovery of penalties or compensation must be brought within six years of the Implementation Date.

        In Australia, Iron Mountain and Recall filed an application for informal clearance with the ACCC on August 13, 2015. The necessary competition approval from the ACCC has yet to be obtained. The ACCC is considering Iron Mountain's application for informal clearance.

UK Antitrust Approval

        Under the Enterprise Act, the parties are free to close the Transaction prior to the receipt of approval from the CMA. The Enterprise Act provides that notification to the CMA is voluntary, and the CMA has until four months following the date of the public announcement of closing to refer the Transaction for an in-depth second phase investigation. Iron Mountain and Recall have decided to make a voluntary notification filing with the CMA. Iron Mountain and Recall intend to submit an initial draft notification to the CMA in early September 2015. Following confirmation from the CMA that the filing is deemed complete, the CMA would then have 40 business days to conduct an initial

(first phase) investigation. If the CMA is of the view that the Transaction might result in a substantial lessening of competition, it may refer the Transaction for an in depth (second phase) investigation, which (in the ordinary course) could last up to 24 weeks. Approval from the CMA is a condition to closing the Transaction.

        At any time before, or until four months after the Implementation Date, the CMA could attempt to take action under the Enterprise Act, including seeking to prevent the Transaction, rescind the Transaction, or to conditionally approve the completion of the Transaction upon the divestiture of assets of Iron Mountain and Recall. Iron Mountain has agreed to any divestments required to receive competition/antitrust approval outside the United States and Canada, but there can be no assurance that the Transaction will be completed if the CMA does not approve a divestiture of assets to address antitrust concerns or otherwise challenges the Transaction on antitrust grounds.

NYSE and ASX Listing

        Iron Mountain has agreed to obtain listing approval from the NYSE for the Iron Mountain shares that will be issued in the Transaction. Iron Mountain has also agreed to establish a secondary listing on the ASX to allow Recall shareholders to trade Iron Mountain shares via the Iron Mountain CDIs on the ASX.

 INFORMATION ABOUT THE COMPANIES

Iron Mountain Incorporated

        Iron Mountain is a Delaware corporation that specializes in records and information management, primarily paper documents and data backup media, and provides information management services that help organizations protect their information, comply with regulations, enable corporate disaster recovery, and better use their information for business advantages, regardless of its format, location or lifecycle stage. Iron Mountain offers comprehensive records management services, data management services and secure shredding services, along with the expertise and experience to address complex records storage and information management challenges such as rising storage rental costs, and increased litigation, regulatory compliance and disaster recovery requirements. Iron Mountain has a diversified customer base consisting of commercial, legal, banking, healthcare, accounting, insurance, entertainment and government organizations, including more than 92% of the Fortune 1000. As of December 31, 2014, Iron Mountain operated in 36 countries on five continents and employed over 20,000 people.

        Iron Mountain's common shares trade on the NYSE under the symbol "IRM." Additional information about Iron Mountain is included in documents, which are delivered with, and/or incorporated by reference into, this proxy statement or can be found at www.ironmountain.com. See "Where You Can Find More Information" beginning on page 137.

Recall Holdings Limited

        Recall is an Australian public company limited by shares that is a global leader in document storage, digital information solutions, data protection and secure destruction services. Recall is headquartered in the Atlanta, Georgia metropolitan area and registered in New South Wales under Australian law. Recall was established by Brambles in 1999 through the integration of several existing document management businesses. In July 2013, Brambles announced its intention to demerge Recall into an independent company, Recall Holdings Limited. Consequently, Recall was demerged from Brambles and commenced trading as an independent entity on the ASX on December 10, 2013.

        Recall's services span both physical and digital information assets, such as paper documents, records and electronic files. Recall continues to invest and develop solutions to meet the diverse, complex, global and evolving information management needs of customers. Recall predominantly services companies in the financial services industry, with other key sectors being legal, health care and government. Recall has established a diverse customer base including approximately 80% of the Fortune 100 and over 65% of the Fortune 500. Recall supports approximately 80,000 customer accounts in 25 countries. With a global footprint of more than 300 dedicated facilities, Recall operates a strong global platform.

        Recall's shares trade on the ASX under the symbol "REC." Additional information about Recall can be found on its website located at www.recall.com.au (the contents of which are not part of this proxy statement).

Recall Management's Discussion and Analysis of Financial Condition and Results of Operations

Business Overview

Key characteristics of Recall business model:

  •
  Highly recurring, contractual revenue streams;

  •
  Attractive margins and cash flow;

  •
  Strong customer satisfaction and long term relationships (16 of top 20 customers have been with Recall for over 13 years);

  •
  Diverse customer base; and

  •
  Leading market positions in the majority of its global markets served

Recall's customers

        Recall has a highly diversified customer base. Our customers include large multinational companies including approximately 80% of the Fortune 100 and over 65% of the Fortune 500 companies, as well as small and medium-sized enterprises.

        Recall's partnership approach has enabled it to retain customers and expand its service offering over a long period, having served 16 of its top 20 customers for over 13 years. While our largest customers are predominantly in the financial services industry, Recall operates across a broad array of other sectors including legal services, health care and government.

Recall's Service Lines

        Recall Document Management Solutions, Data Protection Services, Secure Destruction Services and Digital Solutions enable organizations to manage the life cycle of their information, comply with applicable regulation, recover from disasters, and manage their information in an economically efficient manner. Recall continues to invest and extend its solutions to best serve its customers' needs, which are increasing complex and global in nature.

Document Management Services (DMS)

        Recall's DMS service line includes the storage, indexing, retrieval and delivery and overall physical management services at the document, carton and file level. Recall manages its customers' holdings in highly secure facilities with full chain of custody reporting.

        Recall's current digital service offering, also reported within our DMS service line, encompasses the capture, indexing, storage and retrieval and governance of information through the use of high-quality, high-speed Optical Character Recognition to prepare and convert information into a digital format.

Data Protection Services (DPS)

        Recall's DPS service offering includes providing a single source for customers' total data protection needs, including collection, secure and climate-controlled offsite storage, rotation, archiving, planning and recovery services for back-up data and other media.

Secure Destruction Services (SDS)

        Recall's SDS service offering includes the scheduled or ad hoc collections for transportation to document destruction centers within a tightly controlled, highly secure, closed-loop process whereby locked containers are picked up, and transported in a secure Recall truck and destroyed at dedicated destruction centers.

Recall's revenues

        Approximately two-thirds of Recall's revenue stream is highly recurring in nature.

  •
  Storage and retention fees (54.1% of FY15 revenue)—Recurring revenue earned under long term contracts, based on the quantity of information under management. This revenue is derived from Recall's DMS and DPS service lines;

  •
  Service and activity fees (43.2% of FY15 revenue)—Recurring and activity-based revenue, derived across each of Recall's four service lines, earned from the provision of various services such as:

  a.
  Secure destruction services;

  b.
  Stored information retrieval;

  c.
  Document and data tape pick up and destruction;

  d.
  On demand document conversion services;

  e.
  Customer specific projects; and

  f.
  Termination, or "perm-out" fees received when certain customer agreements are terminated or expire.

  •
  Paper recycling (2.7% of FY15 revenue)—Revenue earned from the sale of shredded paper.

Recall operating expenses

        Cost of sales (excluding depreciation and amortization) consists primarily of:

  •
  Wages and benefits for field personnel;

  •
  Facility occupancy costs (including rent and utilities);

  •
  Transportation expenses (including vehicle leases and fuel;

  •
  Other product cost of sales and other equipment costs and supplies.

        Of these, wages and benefits and facility occupancy costs are the most significant.

        Selling, general and administrative expenses consist primarily of:

  •
  Wages and benefits for management, administrative, information technology, sales, account management and marketing personnel; and

  •
  Expenses related to communications and data processing, travel, professional fees, bad debts, training, office equipment and supplies.

        Trends in facility occupancy costs are impacted by the total number of facilities Recall occupies, the mix of properties Recall owns versus properties Recall occupies under operating leases, fluctuations in per square foot occupancy costs and the levels of utilization of these properties. Trends in total wages and benefits in dollars and as a percentage of total consolidated revenue are influenced by changes in headcount and compensation levels, achievement of incentive compensation targets, workforce productivity and variability in costs associated with medical insurance and workers' compensation.

        Recall's depreciation and amortization charges result primarily from the capital-intensive nature of Recall's business. The principal components of depreciation relate to storage systems, which include racking structures, building and leasehold improvements, computer systems hardware and software and buildings. Amortization relates primarily to customer relationship acquisition costs and is impacted by the nature and timing of acquisitions.

        The following table is a comparison of underlying average exchange rates of the foreign currencies that had the most significant impact on Recall's U.S. dollar-reported revenues and expenses. Recall manages its foreign exchange exposures with the goal of reducing volatility in the value of foreign currency cash flows and assets. Exposures generally arise through transactions denominated in a currency other than a subsidiary's functional currency or through the translation of revenues and operating expenses and assets and liabilities of overseas subsidiaries into U.S. dollars.

	Average Exchange Rates for the Years Ended June 30,
			Percentage Strengthening / (Weakening) of Foreign Currency
	2015	2014
Australian dollar	0.8289	0.9133	(9.2)%
Brazilian real	0.3739	0.4370	(14.4)%
British pound sterling	1.5718	1.6329	(3.7)%
Canadian dollar	0.8493	0.9337	(9.0)%
Euro	1.1913	1.3592	(12.4)%

	Average Exchange Rates for the Years Ended June 30,
			Percentage Strengthening / (Weakening) of Foreign Currency
	2014	2013
Australian dollar	0.9133	1.0212	(10.6)%
Brazilian real	0.4370	0.4874	(10.3)%
British pound sterling	1.6329	1.5667	4.2%
Canadian dollar	0.9337	0.9919	(5.9)%
Euro	1.3592	1.2939	5.0%

Critical Accounting Policies

        The preparation of Recall's unaudited financial statements in accordance with IFRS requires Recall management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosures of contingent assets and liabilities at the date of the financial statements and for the period then ended. Recall management bases its estimates on past experience and other assumptions that are believed to be reasonable under the circumstances, and Recall management evaluates these estimates on an ongoing basis. Although these estimates are based on Recall management's best knowledge of current events and actions that may impact Recall in the future, actual results may be materially different from the estimates. Recall's critical accounting policies are those that materially affect its financial statements and involve difficult, subjective or complex judgments by Recall management, as described below.

Revenue Recognition

        Revenue is recognized to the extent that it is probable that the economic benefits will flow to Recall and the revenue can be reliably measured, regardless of when the payment is received. Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net of duties and taxes paid (Goods and Services Tax and local equivalents).

        Revenue from the sale of goods is recognized when the significant risks and rewards of ownership of the goods have passed to the buyer, usually on delivery of the goods. Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, net of returns and allowances, trade discounts and volume rebates.

        Revenue for services is recognized when invoicing the customer following the provision of the service and/or under the terms of agreed contracts in accordance with agreed contractual terms in the period in which the service is provided.

Basis of Consolidation

        The unaudited consolidated financial statements of Recall include the assets, liabilities and results of Recall Holdings Limited and all its legal subsidiaries. The consolidation process eliminates all inter-entity accounts and transactions. Any financial statements of overseas subsidiaries that have been prepared in accordance with overseas accounting practices have been adjusted to comply with Australian Accounting Standards (AAS) before inclusion in the consolidation process. The financial statements of all material subsidiaries are prepared for the same reporting period.

        A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. If Recall loses control over a subsidiary, it derecognizes the related assets (including goodwill), liabilities, non-controlling interest and other components of equity while any resultant gain or loss is recognized in profit or loss. Any investment retained is recognized at fair value.

Business Combinations

        Business combinations are accounted for using the acquisition method. On acquisition, the assets and liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition. Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognized as goodwill. Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. discount on acquisition) is credited to the income statement in the period of acquisition. The interest of non-controlling shareholders is stated at the non-controlling proportion of the fair values of the assets and liabilities recognized. Any acquisition-related transaction costs are expensed in the period of acquisition.

        After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of Recall's cash-generating units that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units. Where goodwill has been allocated to a cash-generating unit and part of the operation within that unit is disposed of, the goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed in these circumstances is measured based on the relative values of the disposed operation and the portion of the cash-generating unit retained.

        When Recall acquires a business, it assesses the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date. This includes the separation of embedded derivatives in host contracts by the acquiree. If the business combination is achieved in stages, any previously held equity interest is re-measured at its acquisition date fair value and any resulting gain or loss is recognized in profit or loss.

        The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Investment in Controlled Entities

        Shares in controlled entities, as recorded in the parent entity, are recorded at cost, less provision for impairment.

Investment in Joint Ventures

        Investments in joint venture entities are accounted for using the equity method in the consolidated financial statements, and include any goodwill arising on acquisition. Under this method, Recall's share of the post-acquisition profits or losses of the joint venture is recognized in the income statement and its share of post-acquisition movements in reserves is recognized in consolidated reserves. The cumulative post-acquisition movements are adjusted against the carrying amount of the investment.

        If Recall's share of losses in a joint venture equals or exceeds its interest in the joint venture, Recall does not recognize further losses unless it has incurred obligations or made payments on behalf of the joint venture.

        Loans to equity accounted joint ventures under formal loan agreements are long term in nature and are included as investments.

        Where there has been a change recognized directly in the joint venture's equity, Recall recognizes its share of any changes as a change in equity.

Intangible Assets

        Intangible assets acquired are capitalized at cost, unless acquired as part of a business combination in which case they are capitalized at fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less provisions for amortization and impairment.

        The costs of acquiring and developing computer software for internal use are capitalized as intangible non-current assets where it is used to support a significant business system and the expenditure leads to the creation of a durable asset.

        Useful lives have been established for all non-goodwill intangible assets. Amortization charges are expensed in the income statement on a straight-line basis over those useful lives. Estimated useful lives are reviewed annually. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortization period or method, as appropriate, and are treated as changes in accounting estimates and adjusted on a prospective basis.

        The expected useful lives of intangible assets are generally: a) Customer lists and relationships 3-20 years and b) Computer software 3-10 years.

        There are no non-goodwill intangible assets with indefinite lives.

        Intangible assets are tested for impairment where an indicator of impairment exists, either individually or at the cash generating unit level.

        Gains or losses arising from de-recognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in the income statement when the asset is de-recognized

Goodwill

        Goodwill is carried at cost less accumulated impairment losses. Goodwill is not amortized.

        Goodwill represents the excess of the cost of an acquisition over the fair value of Recall's share of the net identifiable assets of the acquired subsidiary or joint venture at the date of acquisition.

        Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill on acquisitions of joint ventures is included in investments in joint ventures.

        Upon acquisition, any goodwill arising is allocated to each cash generating unit expected to benefit from the acquisition. Goodwill is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired. An impairment loss is recognized when the recoverable amount of the cash generating unit is less than its carrying amount. On disposal of an operation, goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal.

(amounts in millions)	Carrying Value as of June 30, 2015
Total Goodwill	$677.2

Income Tax

        The income tax expense or benefit for the year is the tax payable or receivable on the current year's taxable income based on the national income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements, and to unused tax losses.

        Current income tax relating to items recognized directly in equity is recognized in equity and not in the statement of profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

        Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of taxable profit, calculated using tax rates which are enacted or substantively enacted by the balance sheet date.

        Deferred tax assets are recognized for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses. The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered

        Deferred tax assets and liabilities are not recognized:

  a.
  Where the deferred tax arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

  b.
  In respect of temporary differences associated with investments in subsidiaries and joint ventures where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

        Current and deferred tax attributable to amounts recognized directly in equity, are also recognized directly in equity.

        Deferred tax relating to items recognized outside profit or loss is recognized outside profit or loss. Deferred tax items are recognized in correlation to the underlying transaction either in other comprehensive income or directly in equity.

        Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Recent Accounting Pronouncements

        Recall has applied the following new accounting standards and interpretations from July 1, 2014:

        AASB 2012-3: Amendments to AASB 132, Offsetting Financial Assets and Financial Liabilities, addresses inconsistencies identified in applying some of the offsetting criteria of AASB 132, clarifies the meaning of 'currently has a legally enforceable right to set-off' and that some gross settlement systems may be considered equivalent to net settlement. The revised requirements do not affect the accounting for any of Recall's current offsetting arrangements.

        AASB Interpretation 21: clarifies that an entity recognizes a liability for a levy when the activity that triggers payment, as identified by the relevant legislation, occurs. For a levy that is triggered upon reaching a minimum threshold, the interpretation clarifies that no liability should be anticipated before the specified minimum threshold is reached. Retrospective application is required for AASB Interpretation 21. Adoption of this interpretation did not impact amounts recognized in the financial statements.

        AASB 2013-4: Amendments to AASB 139, Novation of Derivatives and Continuation of Hedge Accounting, permit the continuation of hedge accounting in specified circumstances where a derivative, which has been designated as a hedging instrument, is novated from one counterparty to a central counterparty as a consequence of laws or regulations. The revised requirements did not impact amounts recognized in the financial statements.

        AASB 2014-1 Part A: Amendments to Australian Accounting Standards—Annual Improvements 2010- 2012 and 2011-2013 Cycle sets out amendments to AAS arising from the issuance by the International Accounting Standards Board (IASB) of IFRSs, including amendments to AASB 2, Share-based Payment, AASB 3, Business Combinations, AASB 8, Operating Segments, AASB 116, Property, Plant and Equipment, AASB 124, Related Party Disclosures, and AASB 138, Intangible Assets (2010-2012 cycle), AASB 13, Fair Value Measurement, and AASB 140, Investment Property (2011-2013 cycle). These improvements are effective from 1 July 2014 and Recall has applied these amendments for the first time in its fiscal 2015 consolidated financial statements. Adoption of these amendments did not impact amounts recognized in the financial statements.

        AASB 2013-9, Part C: Amendments to Australian Accounting Standards—Financial Instruments, makes amendments to a number of AAS, including incorporating Chapter 6, Hedge Accounting into AASB 9, Financial Instruments. Adoption of these amendments did not impact amounts recognized in the financial statements.

New accounting standards and interpretations issued but not yet applied

        At 30 June 2015, the following Australian Accounting Standards and interpretations have been issued or amended and have not been early-adopted by Recall for the annual reporting period ended 30 June 2015.

        AASB 9: AASB 9, Financial Instruments, is a new Principal standard applicable to annual reporting periods beginning on or after 1 January 2018, with early adoption permitted, subject to measurement and derecognition of financial assets and liabilities and may affect Recall's accounting for financial assets and liabilities. Recall does not expect that this standard will have a significant impact on its financial statements.

        AASB 2014-4: This guidance amends AASB 116, Property, Plant and Equipment, and AASB 138, Intangible Assets, to establish the principle for the basis of depreciation and amortization as being the expected pattern of consumption of the future economic benefit s of an asset. The amendment also clarified that revenue is generally presumed to be an inappropriate basis for measuring the consumption of the economic benefits embodied in an intangible asset. This presumption, however, can be rebutted in certain limited circumstances. The standard is applicable to reporting periods beginning on or after 1 January 2016, with early adoption being permitted. Recall does not expect that this standard will have a significant impact on its financial statements.

        AASB 15: AASB 15, Revenue from Contracts with Customers, is applicable to annual reporting periods beginning on or after 1 January 2017, with early adoption being permitted. This standard provides a single, comprehensive revenue recognition model for all contracts with customers. Recall is in the process of assessing the new standard's impact and does not anticipate a significant impact on the Group's financial statements.

        AASB 2015-1: Amendments to Australian Accounting Standards—Annual Improvements to 2012-2014 Cycle sets out amendments to certain AAS, including AASB7, Financial Instruments. Recall does not expect that this standard will have a significant impact on its financial statements.

Factors affecting Comparability of Results

        The Recall Group unaudited consolidated financial statements presented in this proxy statement were prepared on the basis of statutory requirements under IFRS, such that the results of entities acquired as part of the demerger (the "demerger") from Brambles Limited (Brambles) during the year ended 30 June 2014 have only been included since the date of their respective acquisition from Brambles. Therefore, Recall's statutory financial performance for the years ended 30 June 2013 and 30 June 2014, as presented below, includes results of a number of material Recall entities for only a part of the financial year, the Recall historical financial information included in the MD&A section represents an aggregation of financial information from individual entities that comprise the Recall Group. As a result, a direct comparison between the fiscal 2013, 2014 and 2015 statutory results is not reflective of the full Recall business, as it existed as of the end of fiscal 2015.

        The results of entities acquired as part of the corporate restructuring leading up to the demerger from Brambles, during the year ended 30 June 2014 have only been included since the date of their respective acquisition from Brambles. The actual effective date of demerger from Brambles was 18 December 2013, however the following segments, of what is the current total Recall business, were acquired in the months preceding the demerger. As a result, the year ended 30 June 2014 contains a partial year contribution of revenues, expenses and profits for these segments.

  •
  Americas—entered Recall group October - November 2013

  •
  Europe—entered Recall group October - November 2013

  •
  Asia—entered Recall group November - December 2013

        In addition, Recall completed 12 acquisitions during FY2015, for a total purchase price consideration of $144.3 million in cash. Seven were completed in the USA, three in Australia, one in Brazil, and one in the United Kingdom. These transactions contributed $23.4 million to revenue in FY15 and are expected to generate revenue in FY16 of $48 million. The most significant transaction completed during FY2015 was the $75 million acquisition of Business Records Management in the USA in December 2014, which contributed $12 million in revenue in FY2015.

        The sale of the German SDS business was completed in December 2014 for a total purchase price of $20.4 million in cash for a gain on sale of $2.1 million, which is reflected in Recall's FY2015 consolidated financial statements. The German SDS business contributed $4.6 million of SDS revenues in FY2015 and $13.6 million of SDS revenues in FY2014.

        The pre demerger restructuring, described above, is the key driver of year over year variances of revenue, expenses, profits and key balance sheet positions across the financial years ended 30 June 2013, 2014 and 2015. In addition the impact of changes in foreign currency exchange rates to the USD also impacted reported results, with the USD increasing in value significantly against most major currencies over the three reporting periods.

Results of Operations

        Comparison of Year Ended June 30, 2015 to Year Ended June 30, 2014 and Comparison Year Ended June 30, 2014 to Year Ended June 30, 2013:

	Year Ended June 30,
(amounts in millions)	2015	2014	2013
Revenues	$827.8	$613.7	$225.3
Gain on sale of business	2.1	0.0	0.0
Operating expenses	(723.3)	(539.3)	(161.4)
Share of results of joint venture	0.1	0.2	0.0

Operating profit	$106.7	$74.6	$63.9
Net finance costs	(21.6)	(12.3)	(0.6)

Profit before tax	$85.1	$62.3	$63.3
Tax expense	(20.1)	(20.3)	(20.0)

Net Income	$65.0	$42.0	$43.3

Depreciation and amortization (included in Operating expenses)	$69.8	$47.1	$13.1

  Revenues

	Year Ended June 30,
			Dollar Change
(amounts in millions)	2015	2014
DMS	$641.5	$470.8	$170.7
SDS	101.2	78.7	22.5
DPS	85.1	64.2	20.9

Total Revenues	$827.8	$613.7	$214.1

	Year Ended June 30,
			Dollar Change
	2014	2013
DMS	$470.8	$165.4	$305.4
SDS	78.7	33.2	45.5
DPS	64.2	26.7	37.5

Total Revenues	$613.7	$225.3	$388.4

        In FY2015 Recall recognized $827.8 million of revenues, an increase of approximately $214 million over FY2014, primarily due to a full year of revenue contribution from the Americas, Europe and Asia segments, as FY2014, only had part year revenues for these segments. Revenue also increased by approximately $20 million from the flow through of new revenue derived from acquisitions completed in FY2014, as well as new acquisitions completed in FY2015. Revenue for Recall in FY2015 was also negatively impacted by the strengthening throughout the year of the USD against all major currencies in which Recall operates.

        Recall completed 12 acquisitions during FY2015, for a total purchase consideration of $144.3 million. Seven were completed in the USA, three in Australia, one in Brazil, and one in the United Kingdom. These transactions contributed $23.4 million to revenue in FY2015 from the time of the acquisition through the end of the fiscal year. The major transaction closed during FY2015 was the $77 million acquisition of Business Records Management in the USA in December 2014, and which contributed $12 million of revenue to Recall in FY2015.

        For the reporting year ended 30 June 2013 revenue of $225.3M was mostly comprised of revenues derived by the Australia and New Zealand ("ANZ") segment. The increase in revenues from FY2013 to FY2014 was predominantly a result of the Americas, Europe and Asia business segments being acquired by the Recall Group during the first half of FY2014 in connection with the demerger from Brambles. In addition, Recall derived 3% organic revenue growth in FY2014, due predominantly to increased demand and net carton volume in the DMS service line, which was offset in part by a decrease in SDS segment revenue, predominantly in North America, due to the re-pricing of a major customer and completion of a large contract in early FY2013. As stated above, FX rates also contributed to the differences with the strengthening of the USD driving reductions in reported revenues when compared to local currency revenue movements.

        Other drivers of revenue growth came from acquisitions undertaken during the course of FY2014. On 31 October 2013, before the Demerger was completed, Recall completed the acquisition of the 51% of Recall Singapore not already owned. Two small tuck-in acquisitions in the USA and the UK were completed in December 2013, with combined annualized revenue of approximately $5 million and enterprise value of $9.2 million. In May 2014, Recall acquired CitiStorage LLC in New York for $48.3 million. In the aggregate, these acquired businesses contributed $29 million and $52 million of revenue in FY2014 and FY2015, respectively.

Operating Expenses

	Year Ended June 30,				% of Consolidated Revenues
							Percentage Change (Favorable)/ Unfavorable
			Dollar Change	Percentage Change
(amounts in millions)	2015	2014			2015	2014
Employment Costs	$291.8	$198.6	$93.2	46.9%	35.3%	32.4%	8.9%
Service suppliers:
—travel and transport	51.2	45.4	5.8	12.8%	6.2%	7.4%	(16.4)%
—repairs and maintenance	15.9	10.7	5.2	48.6%	1.9%	1.7%	10.2%
—subcontractors and other service suppliers	91.7	67.8	23.9	35.3%	11.1%	11.0%	0.3%
Raw materials and consumables	18.1	15.7	2.4	15.3%	2.2%	2.6%	(14.5)%
Occupancy	147.3	111.1	36.2	32.6%	17.8%	18.1%	(1.7)%
Insurance	12.0	10.0	2.0	20.0%	1.4%	1.6%	(11.0)%
Depreciation of property, plant and equipment	45.3	31.0	14.3	46.1%	5.5%	5.1%	8.3%
Write-off of assets	5.2	8.1	(2.9)	(35.8)%	0.6%	1.3%	(52.4)%
Amortisation of intangible assets and deferred expenditure	24.4	16.1	8.3	51.6%	2.9%	2.6%	12.4%
Other	20.4	24.8	(4.4)	(17.7)%	2.5%	4.0%	(39.0)%

Total Operating expense	$723.3	$539.3	$184.0	34.1%	87.4%	87.9%	(0.6)%

	Year Ended June 30,				% of Consolidated Revenues
							Percentage Change (Favorable)/ Unfavorable
			Dollar Change	Percentage Change
(amounts in millions)	2014	2013			2014	2013
Employment Costs	$198.6	$46.2	$152.4	329.9%	32.4%	20.5%	57.8%
Service suppliers:
—travel and transport	45.4	24.5	20.9	85.3%	7.4%	10.9%	(32.0)%
—repairs and maintenance	10.7	2.6	8.1	311.5%	1.7%	1.2%	51.1%
—subcontractors and other service suppliers	67.8	13.9	53.9	387.8%	11.0%	6.2%	79.1%
Raw materials and consumables	15.7	4.0	11.7	292.5%	2.6%	1.8%	44.1%
Occupancy	111.1	39.1	72.0	184.1%	18.1%	17.4%	4.3%
Insurance	10.0	1.2	8.8	733.3%	1.6%	0.5%	205.9%
Depreciation of property, plant and equipment	31.0	8.8	22.2	252.3%	5.1%	3.9%	29.3%
Write-off of assets	8.1	0.0	8.1	—	1.3%	—	—
Amortisation of intangible assets and deferred expenditure	16.1	4.3	11.8	274.4%	2.6%	1.9%	37.5%
Other	24.8	16.8	8.0	47.6%	4.0%	7.5%	(45.8)%

Total Operating expense	$539.3	$161.4	$377.9	234.1%	87.9%	71.6%	22.7%

        As discussed in the revenue section above the key driver contributing to increases in operating expenses from FY2014 to FY2015 was the restructuring leading up to the demerger from Brambles. Part way through FY2014 the Americas, Europe and Asia segments entered the Recall Group, which up until that time was almost entirely comprised of the ANZ segment on its own. In addition the timing and operating expense contribution of acquisitions affects period over period operating expense comparisons.

        In FY2015 Recall incurred significant charges of $29.0 million and $39.0 million in FY2015 and FY2014 respectively, consisting primarily of:

  •
  Restructuring costs of $15.8 million in FY2015 relating to the provisions taken up for the facility optimization program 2 (FOP 2). This program involves consolidating existing facilities or downsizing under-utilized sites in Australia, Brazil, United Kingdom, France and Denmark. The expense consists of approximately $5 million in non-cash asset impairments, with the balance consisting of lease exit costs, relocation costs and employee redundancies. An expense of $17.1 million was recognized in FY2014 for facility optimization program 1 (FOP 1), which involved a similar program in North America and France;

  •
  Demerger related expenses of $4.5 million in FY2015 relating primarily to non-cash share based employee incentive equity awards granted in connection with the demerger which have to be recognized as vesting progresses, rather than being accrued at the time of the demerger. These expenses relate directly to the December 2013 demerger from Brambles. An expense of $16.7 million was incurred in FY2014 for demerger related expenses;

  •
  Transaction costs of $5.8 million in FY2015 relating to legal and professional fees incurred as a result of Iron Mountain's bid for Recall;

  •
  Acquisition related costs of $2.9 million in FY2015 relating to Recall's acquisition program and the divestment of SDS German business, consisting of legal, accounting and other professional fees. In FY2014 Recall incurred $1.9 million of these acquisition related costs;

  •
  A tax benefit of $10.1 million in FY2015 relating to the reset of the tax basis of certain assets of the Australian entities as a result of the establishment of a new consolidated Australian tax group post demerger; and

  •
  In FY2014 Recall also incurred a $3.3 million expense relating to the write off of certain intangible software assets for which no future economic benefit were expected to be derived.

        As discussed above, the restructuring leading up to the demerger from Brambles also contributed to significant increases in operating expenses from FY2013 to FY2014. Part way through FY2014 the Americas, Europe and Asia segments became part of the Recall Group, which up until that time was almost entirely comprised of the ANZ segment. As a result FY2013 included little to no operating expenses relating to the Americas, Europe and Asia segments, while FY2014 included operating costs for eight to nine months for those segments. There were no other material changes between the fiscal periods other than the movement in foreign exchange rates and the significant charges incurred in FY2014, which have been described above.

Interim Results for Fiscal Years 2015 and 2014

	FY2015
(amounts in millions)	Six months ended June 30, 2015	Six months ended December 31, 2014
DMS	$311.1	$330.4
SDS	47.9	53.3
DPS	41.8	43.3

Total Revenues	$400.8	$427.0

	FY2014
	Six months ended June 30, 2014	Six months ended December 31, 2013
DMS	$328.1	$142.7
SDS	56.3	22.4
DPS	45.4	18.8

Total Revenues	$429.8	$183.9

        For the six months ended June 30, 2015 revenues were materially impacted by the significant strengthening of the USD during that reporting period, which meant that local currency revenues for the six months ended June 30, 2015 for the countries in which Recall operates were actually higher than those reported for the six months ended December 31, 2014 which were translated at materially different USD exchange rates.

        Those higher revenues were derived from the impact of acquisitions, organic growth and the on-boarding of new customers during the six months ended June 30, 2015.

        As described above the key driver contributing to revenue growth from the six months ended December 31, 2013 to the six months ended June 30, 2014 was the restructuring leading up to the demerger from Brambles. Part way through the six months ended December 31, 2013 the Americas, Europe and Asia segments became part of the Recall Group, which up until that time was almost entirely comprised of the ANZ segment. The impact of this restructuring contributed incremental revenue of approximately $220 million to the six months ended June 30, 2014. In addition the timing and revenue contribution of acquisitions impacted the period over period comparisons.

Segment Analysis

  Americas

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2015	2014
Sales revenue	$387.4	$217.0	$170.4	78.5%
Operating profit	$65.7	$14.8	$50.9	343.9%
Depreciation and amortization	$30.3	$14.1	$16.2	114.9%
EBITDA	$96.0	$28.9	$67.1	232.2%

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2014	2013
Sales revenue	$217.0	$4.1	$212.9	5192.7%
Operating profit	$14.8	$1.0	$13.8	1380.0%
Depreciation and amortization	$14.1	$0.3	$13.8	4600.0%
EBITDA	$28.9	$1.3	$27.6	2123.1%

        Recall presents EBITDA in this proxy statement to provide investors with a supplemental measure of Recall's segmented operating performance. EBITDA is a non-IFRS financial measure. Recall defines EBITDA as operating profit before income taxes, interest income (expense), and depreciation and amortization. Recall's use of EBITDA has limitations as an analytical tool, and you should not consider this performance measure in isolation form or as a substitute analysis of Recall results as reported under IFRS.

        Recall does not allocate tax, interest, and other corporate expenses to the segments, as such, no reconciliation of EBITDA to net income is shown.

        In FY2015 this segment reported full period revenues and earnings for all of its entities, as opposed to a part year contribution in FY2014. This contributed approximately $136 million of the increase in revenues between the FY2014 and FY2015 reporting period. The full year contribution of businesses acquired during FY2014, together with new acquisitions completed in FY2015 contributed additional revenues of approximately $32 million. In FY2015 the region also enjoyed strong organic growth driven by the onboarding of new customers from contract wins.

        As described in the consolidated commentary above, the results for the Americas segment are primarily impacted by the corporate restructuring leading up to the demerger from Brambles. In FY2013 only a minor entity within the Americas segment was part of the consolidated Recall Group. Between October and November 2013 the main entities comprising the Americas segment also became part of the Recall Group, and as such the inclusion of revenue, operating profit, depreciation and amortization and EBITDA derived by these entities was the main contributing factor to increases in revenue, operating profit, depreciation and amortization and EBITDA from FY2013 to FY2014. In addition, acquisitions completed during FY2014 also contributed incremental revenues of approximately $6 million.

        The inclusion of full year operating profit, depreciation and amortization and EBITDA derived by these entities, the positive impact of acquisitions and strong cost management were the main contributing factors to increases in revenue, operating profit, depreciation and amortization and EBITDA from FY2014 to FY2015.

  Europe

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2015	2014
Sales revenue	$188.0	$152.5	$35.5	23.3%
Operating profit	$13.7	$6.5	$7.2	110.8%
Depreciation and amortization	$12.7	$9.8	$2.9	29.6%
EBITDA	$26.4	$16.3	$10.1	62.0%

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2014	2013
Sales revenue	$152.5	$0.0	$152.5	—
Operating profit	$6.5	$0.0	$6.5	—
Depreciation and amortization	$9.8	$0.0	$9.8	—
EBITDA	$16.3	$0.0	$16.3	—

        In FY2015 this segment reported full period revenues and earnings for all its entities, as compared to a part year contribution during the FY2014 fiscal year, and this is the main driver of both revenue and other reported differences.

        As described in the consolidated commentary above, the results for the Europe segment are primarily impacted by the corporate restructuring leading up to the demerger from Brambles. In FY2013 the Europe segment was not part of the consolidated Recall Group and as such no revenues or earnings for this period were reported. Between October and November 2013 the main entities comprising the Europe segment became part of the Recall group, and as such the revenue derived by these businesses, for the balance of the FY2014 fiscal year, of $152 million drove the increases in revenues and other reporting metrics from FY2013 to FY2014.

        The inclusion of full year operating profit, depreciation and amortization and EBITDA derived by these entities was the main contributing factor to increases in revenue, operating profit, depreciation, amortization and EBITDA from FY2014 to FY2015 in addition to the positive impact of acquisitions and strong cost management.

  Australia and New Zealand

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2015	2014
Sales revenue	$178.1	$198.3	$(20.2)	(10.2)%
Operating profit	$29.3	$41.2	$(11.9)	(28.9)%
Depreciation and amortization	$11.7	$11.8	$(0.1)	(0.8)%
EBITDA	$41.0	$53.0	$(12.0)	(22.6)%

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2014	2013
Sales revenue	$198.3	$221.2	$(22.9)	(10.4)%
Operating profit	$41.2	$62.9	$(21.7)	(34.5)%
Depreciation and amortization	$11.8	$12.8	$(1.0)	(7.8)%
EBITDA	$53.0	$75.7	$(22.7)	(30.0)%

        Recall Australia and New Zealand (ANZ) was part of the reporting group for each of the three financial years and was not materially impacted by the corporate restructuring that has been described in other sections. However, the segment was materially impacted each year due to the weakening of the AUD against the USD. This foreign currency impact results in reductions in revenues and earnings on a reported basis being significantly higher than those on a constant currency basis.

        In FY2015, the six months ended December 31, 2014 was negatively impacted by strategic price reductions from the prior period, leading to revenue decline. However, during the second half of fiscal 2015, price increases, lower concessions and fewer price renegotiations resulted in overall positive pricing in ANZ for FY2015. Strong carry over wins and improving customer retention have resulted in positive carton volume growth in Australia and three acquisitions completed during FY2015 are expected to help drive growth in FY2016. The most significant acquisition in ANZ during FY2015 was the August 2014 acquisition of Access Records Management, which is performing in line with expectations and contributed approximately $6 million in incremental FY2015 revenues. Aggressive cost controls focused on transportation and labor costs began to take effect in the six months ended June 30 2015, which is expected to have a positive impact on FY2016 operating profit for this segment.

        In FY2014, while ANZ revenue declined. Recall generated positive carton growth, maintained its leading market position and generated strong margins and cash flow. The increase in service revenue and volume was offset by competitive pricing pressures. Price increases were insufficient to cover increased property and other CPI-based cost increases, and overhead costs increased as sales and marketing resources were added.

  Asia

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2015	2014
Sales revenue	$74.3	$45.9	$28.4	61.9%
Operating profit	$16.1	$7.7	$8.4	109.1%
Depreciation and amortization	$5.8	$4.6	$1.2	26.1%
EBITDA	$21.9	$12.3	$9.6	78.0%

	Year Ended June 30,
			Dollar Change	Percentage Change
(amounts in millions)	2014	2013
Sales revenue	$45.9	$0.0	$45.9	—
Operating profit	$7.7	$0.0	$7.7	—
Depreciation and amortization	$4.6	$0.0	$4.6	—
EBITDA	$12.3	$0.0	$12.3	—

        In FY2015 this segment reported full period revenues and earnings for all its entities, as compared to a part year contribution during FY2014, and this is the main driver of both revenue and other reported differences in addition to the incremental revenues of approximately $11 million and the associated earnings from the acquisition of the Singapore business.

        As described in the consolidated commentary above, the results for the Asia segment are significantly impacted by the corporate restructuring leading up to the demerger from Brambles. In FY2013 Asia was not part of the consolidated Recall Group and as such no revenues or earnings were reported for this period. Between November and December 2013 the main entities comprising the Asia segment were consolidated into the Recall group, and as such the revenue derived by these businesses contributed to the significant change in revenues and other reporting metrics from FY2013 to FY2014. On 31 October 2013, before the Demerger was completed, Recall completed the acquisition of the 51%

of Recall Singapore not already owned. This allowed the full revenues for Singapore to be reported within the Recall results through consolidation and contributed $23 million of the revenue increase from FY2013 to FY2014.

        The inclusion of full year operating profit, depreciation and amortization and EBITDA derived by these entities was the main contributing factor to increases in revenue, operating profit, depreciation, amortization and EBITDA from FY2014 to FY2015 in addition to the positive impact of acquisitions and strong cost management.

Liquidity and Capital Resources

Funding & Liquidity

        Recall has funded its operations since the Demerger on 18 December 2013 through a multi-bank syndicated credit facility. The initial facility had a credit limit of US$800 million and was provided through seven multi-national banks. On 29 October 2014, Recall refinanced the facility with the seven existing syndicate banks and as part of the refinancing transaction, the facility size was increased from US$800 million to US$1,050 million, the interest margin and fees were reduced, and the tenor for the full amount was extended to 29 October 2019.

        The facility is unsecured, with covenants related to leverage (net debt/pro forma EBITDA maximum 3.5x) and pro-forma interest coverage (giving effect to the demerger from Brambles) (EBITDA/net finance costs minimum 3.5x). The facility allows for floating rate borrowings in multiple currencies, which mirror those utilized by Recall's global operating entities, providing natural foreign exchange offsets. Borrowings under the facility bear interest at a periodic fixed rate equal to the base rate for the applicable interest period and currency denomination, plus an applicable margin.

Dividends

        For the six months ended 31 December 2014 the Recall Board paid a dividend of 9.0 Australian cents per share, representing approximately 60% of after-tax earnings for the six-month period. The dividend was 30% franked (an income tax benefit that is passed on to Australian shareholders) and 70% was classified as conduit foreign income.

        For the final FY2015 dividend, the Recall Board has determined to pay a dividend of 10.0 Australian cents per share. Accordingly, total dividends in FY2015 of 19.0 Australian cents per share, mean that Recall will have paid out approximately 69% of after-tax earnings for FY2015. The final dividend will be 40% franked and 60% will be classified as conduit foreign income. The dividend is expected to be paid on 28th October 2015 to shareholders on the Recall share register on 7 October 2015.

        Both dividends were in line with the Recall Board's policy to target a long-term target dividend pay-out ratio of 55-70% of net profit after tax, after taking account of the future funding needs of the business. This policy will be kept under review by the Recall Board and may change over time.

        The following is a summary of Recall's cash balances and cash flows (in thousands) as of and for the years ended June 30,

(amounts in millions)	2015	2014	2013
Cash flows from operating activities—continuing operations	$127.3	$113.8	$57.6
Cash flows from investing activities—continuing operations	$(185.5)	$(90.8)	$(5.8)
Cash flows from financing activities—continuing operations	$68.3	$43.8	$(74.4)
Cash and cash equivalents at the end of the year	$72.6	$72.1	$6.1

        Net cash provided by operating activities from continuing operations was $127 million for the year ended June 30, 2015 and included $178 million of cash generated from operations less cash financing costs of $22 million and cash taxes of $29 million.

        For FY2014 cash generated from operations was $114 million comprising $151 million of cash generated from operations less cash financing costs of $15 million and cash taxes of $23 million.

        For FY2013 the cash flow from operating activities of $57 million was almost entirely derived from the ANZ segment, which for that fiscal period was the main operating entity of the Recall Group.

        Cash flows from investing activities in FY2015 included $144 million on 12 acquisitions completed during this fiscal year in addition to $61 million in capital expenditures. Offsetting this was $20 million in proceeds from the divestment of the SDS German business, which was sold in December 2014.

        Cash flows from investing activities in FY2014 included $56 million on 3 acquisitions and $34 million on capital expenditures. In FY2013 cash flows from investing activities only included capital expenditures relating to the ANZ segment due to the restructuring that has been described in earlier sections.

        Cash flows from financing activities of $68 million for FY2015 comprised the payment of approximately $44 million in dividends and the drawdown of borrowings of approximately $112 million.

        Cash flow from financing activities of $44 million in FY2014 comprised of the drawdown of borrowings of approximately $553 million, predominantly at the date of Demerger, as well as the payment to Brambles of $509 million to repay intercompany loans. Cash flows from financing activities of negative $74 million in FY2013 related to payments to affiliated companies while part of the Brambles Group.

Contractual Obligations

        The following table summarizes Recall's contractual obligations as of June 30, 2015 and the anticipated effect of these obligations on Recall's liquidity in future years:

	Payments Due by Period
(amounts in millions)	Total	Less than 1 Year	1 - 5 Years	More than 5 Years
Borrowing Facilities	$625.4	$1.5	$623.9	$0.0
Bank Overdrafts	15.9	15.9	0.0	0.0
Capital Leases	13.3	4.4	8.9	0.0
Operating Lease Commitments	534.5	105.0	270.4	159.1
Capital Expenditure Commitments	11.2	9.9	1.3	0.0

Total	$1,200.3	$136.7	$904.5	$159.1

        Recall expects to meet its cash flow requirements for the next twelve months from cash generated from operations, existing cash, cash equivalents, and borrowings under the Credit Agreement. Other available options include senior or senior subordinated notes, secured credit facilities, securitizations, mortgage or capital lease financings, and the issuance of equity.

        Recall maintains a $1,050M unsecured credit facility with a syndicate of banks. The facility allows for floating rate borrowings in multiple currencies, which mirror those utilized by Recall's global operating entities, providing natural foreign exchange offsets. Borrowings under the facility bear interest at a periodic fixed rate equal to the base rate for the applicable interest period and currency denomination, plus an applicable margin. The facility matures in 2019 and includes covenants and terms typical for a multi-national borrower. The amounts in the table above do not include the interest expense that would be payable on the outstanding borrowings.

        Recall also maintains a multinational cash pool with a third-party bank. The cash pool allows Recall to efficiently manage its global cash position, reduce borrowing costs and maximize returns on cash. The overdraft balances incurred under this program have replaced intercompany loans.

        The capital leases primarily represent leases on vehicles associated with the operations of the business.

        Recall has entered into operating lease agreements for offices, operational locations, and plant and equipment. The leases have varying terms, escalation clauses and renewal rights. Escalation clauses are rare and any impact is considered immaterial.

        The capital expenditure commitments principally relate to property, plant, and equipment needs in the ordinary course of business.

Risks

Interest Rate Risk

        Recall's exposure to potential volatility in finance costs, predominantly U.S. dollars, Australian dollars, Sterling and Euros, is managed by maintaining a mix of fixed and floating-rate instruments within select target bands over defined periods. In most cases, interest rate derivatives are used to achieve these targets synthetically.

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to interest rate risk applying the following assumptions. Impact on profit after tax and equity assumes a parallel shift in the interest rates by the number of basis points included in the table below.

Interest rate risk
	2015		2014
	Lower rates	Higher rates	Lower rates	Higher rates
US dollar interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Australian dollar interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Sterling interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Euro interest rates	–50 bps	+100 bps	–50 bps	+100 bps

	US$M	US$M	US$M	US$M
Impact on profit after tax(1)	1.2	(2.5)	1.2	(2.3)
Impact on equity	(1.5)	2.9	(1.3)	2.6

(1)
Assumes tax at standard Australian rate of 30%

  Foreign Exchange Risk

        Exposure to foreign exchange risk arises from the global nature of Recall's business and its capital structure. It is also inherent in the financial instruments that are denominated in a currency other than the functional currency in which they are measured. For the purposes of AASB 7 Financial Instruments: Disclosures, currency risk does not arise from financial instruments that are non-monetary items or from financial instruments denominated in the functional currency and accordingly, these items are not included in the currency profile table below. Recall currently does not have any hedging instruments pertaining to its consolidated foreign exchange exposure. As of 30 June 2015, Recall entered into three separate forward contracts to hedge its exposure to intercompany loans denominated in Thai Baht and Brazil Real. The fair value of these contracts at the reporting date is not material.

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to foreign exchange risk. For the purposes of disclosing this analysis, exposure relating to the translation of the financial statements of the controlled entities into the presentation currency is not considered. The analysis also assumes that all other variables are held constant.

	Foreign exchange risk
	2015		2014
	Lower rates	Higher rates	Lower rates	Higher rates
Exchange rate movement	–10%	+10%	–10%	+10%

	US$M	US$M	US$M	US$M
Impact on profit after tax(1)	0.2	(0.2)	1.0	(1.0)

(1)
Assumes tax at standard Australian rate of 30%

Unfavorable changes in taxation laws

        Variation in the taxation laws of Australia and the other countries in which Recall operates could materially affect Recall's financial performance. The interpretation of taxation laws could also change, leading to a change in taxation treatment of investments or activities. Consistent with other companies of comparable size, financing complexity and diversity, Recall may be the subject of periodic information requests, investigations and audit activities by the ATO and tax authorities in other jurisdictions in which it operates. The following table is an analysis showing impact of a 1% increase in tax rate for key jurisdictions.

Largest countries, as measured by revenue	Current statutory tax rates	Recorded FY15 Income Tax Expense	Additional Tax Expense Resulting from 1% Tax Rate Increase
U.S.	39.00%	16.2	0.4
Australia	30.00%	7.5	0.2
France	33.33%	–0.7	0.0
Brazil	34.00%	3.8	0.1
Total			0.7

 THE TRANSACTION AGREEMENT, SCHEME AND DEED POLL

        The Transaction will be carried out pursuant to the Transaction Agreement, the Scheme and the Deed Poll. The following is a summary of the principal terms of the Transaction Agreement, the Scheme and the Deed Poll. This summary does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which is attached as Annex A to this proxy statement, the Scheme which forms Annexure 2 to the Transaction Agreement and the Deed Poll, which forms Annexure 3 to the Transaction Agreement. The rights and obligations of the parties are governed by the express terms and conditions of the Transaction Agreement, the Scheme and the Deed Poll and not the summary set forth in this section or any other information contained in this proxy statement. It should be noted that the terms of the Scheme and Deed Poll may change prior to the Scheme becoming effective, including as a result of changes to the terms of those documents required by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) at the First Court Hearing. All stockholders of Iron Mountain are urged to read the Transaction Agreement, the Scheme and the Deed Poll carefully and in their entirety. Capitalized terms used in this section and not otherwise defined in this proxy statement have the meanings ascribed to them in the Transaction Agreement.

        This summary of the terms of the Transaction Agreement, the Scheme and the Deed Poll is intended to provide information about the terms of the Transaction. The Transaction Agreement, the Scheme and the Deed Poll each contains representations, warranties, covenants and other agreements, each as of specific dates. You should not rely on these representations, warranties, covenants and other agreements as statements of fact. These representations, warranties, covenants and other agreements are qualified by confidential information disclosed and exchanged by Iron Mountain and Recall in connection with their execution of the Transaction Agreement. While Iron Mountain does not believe that such confidential information must be publicly disclosed pursuant to federal securities laws, the confidential disclosed information does modify, qualify and create exceptions to the representations, warranties, covenants and other agreements set forth in the Transaction Agreement, the Scheme and Deed Poll. Moreover, information concerning the subject matter of these representations, warranties, covenants and other agreements may have changed since the date of the Transaction Agreement, which may or may not be fully reflected in Iron Mountain's public disclosures.

        The representations and warranties and other provisions of the Transaction Agreement, the Scheme and the Deed Poll should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement.

Form of the Scheme and Scheme Consideration

        On June 8, 2015, Iron Mountain and Recall entered into the Transaction Agreement, pursuant to which the parties agreed that, subject to the terms and conditions set forth in the Transaction Agreement, Iron Mountain will acquire all of the issued and outstanding Recall shares in accordance with the Scheme to be submitted for approval by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall).

        Subject to the terms and conditions set forth in the Transaction Agreement, after the Effective Time of the Scheme and upon the completion of the Transaction, each outstanding ordinary share of Recall will be transferred to Iron Mountain Sub in exchange for the Cash Supplement as well as either (1) 0.1722 of a newly issued share of Iron Mountain common stock or (2) the Cash Election. The Cash Election is subject to the Cash Election Cap. Amounts paid to Recall shareholders that represent the Cash Supplement are excluded from the calculation of the Cash Election Cap. As a result of the Scheme, any outstanding Recall performance rights and retention rights will vest prior to the record date for determining entitlement to Scheme consideration and Recall will become a wholly-owned subsidiary of Iron Mountain Sub. The terms of the Transaction Agreement are the result of arm's length negotiation between the parties and their respective advisors.

        Each Recall shareholder who has an address in the Recall share register that is within Australia will be entitled to receive Iron Mountain CDIs in lieu of shares of Iron Mountain common stock. The Iron Mountain CDIs are an instrument through which Iron Mountain shares can be traded on the ASX. Each Iron Mountain CDI will represent a beneficial interest in one share of Iron Mountain common stock. The holders of Iron Mountain CDIs will not be a registered Iron Mountain stockholders; rather, a depository nominee will hold the underlying Iron Mountain shares. Iron Mountain's current intention is for the newly issued shares of Iron Mountain common stock represented by Iron Mountain CDIs to be held by CHESS Depositary Nominees Pty Limited, ACN 071 346 506 ("CDN"), a subsidiary of the ASX.

        Iron Mountain will not issue fractional shares of Iron Mountain common stock in the Transaction. If the number of ordinary shares of Recall held by a Recall shareholder is such that the aggregate entitlement to the shares of Iron Mountain common stock includes a fractional share, then such entitlement of the Recall shareholder will be rounded up or down, with any such fractional entitlement of less than 0.5 being rounded down to the nearest whole number of a share of Iron Mountain common stock, and any such fractional entitlement of 0.5 or more being rounded up to the nearest whole number of a share of Iron Mountain common stock.

        Iron Mountain will not issue fractional cents in the Transaction. If the aggregate entitlement to cash consideration would result in the fractional payment of a cent, any such fractional entitlement of less than 0.5 of a cent will be rounded down to the nearest cent and any such fractional entitlement of more than 0.5 of a cent will be rounded up to the nearest cent.

The Scale Back Mechanism

        The scale back mechanism will apply if the total number of Recall shareholders making the Cash Election would cause the aggregate amount of cash payable to such shareholders to exceed the Cash Election Cap. For the purposes of the scale back mechanism:

  •
  the first 5,000 Recall shares held by each Recall shareholder making the Cash Election and who was a Recall shareholder as of June 11, 2015 will be classified as "Priority Shares" (or such lower number as determined by the Recall board of directors if the number of Priority Shares would cause the Cash Election Cap to exceed A$225,000); and

  •
  all other Recall shares held by each Recall shareholder making the Cash Election will be classified as "Remaining Shares."

        Each Recall shareholder who makes the Cash Election and who holds Priority Shares will receive the Cash Supplement as well as A$8.50 minus the Australian dollar equivalent of US$0.50 in cash for each Priority Share held by such shareholder. Each Recall shareholder who makes the Cash Election and who holds Remaining Shares will receive for each Remaining Share held:

  •
  the Australian dollar equivalent of US$0.50 in cash; plus

  •
  that amount remaining under the Cash Election Cap after the cash consideration payable in respect of Priority Shares is determined, divided by the total number of Remaining Shares (the "Scaled Back Cash Amount"). If the Scaled Back Cash Amount is less than A$8.50 minus the Australian dollar equivalent of US$0.50 in cash, then each Remaining Share will receive an appropriate number of Iron Mountain shares (or Iron Mountain CDIs) in lieu of the cash that would have been payable if the scale back mechanism did not apply.

Ineligible Foreign Shareholders

        A Recall shareholder will be an Ineligible Foreign Shareholder for the purposes of the Scheme if their address as shown in the Recall share register at 5 pm (eastern Australia time) on the record date is a place where Iron Mountain reasonably determines it is unlawful or unduly onerous to issue such shareholder with new Iron Mountain shares when the Scheme becomes effective. Recall shareholders with an address outside Australia, New Zealand, the United Kingdom, Hong Kong, Singapore, Canada or the U.S. will be Ineligible Foreign Shareholders.

        Ineligible Foreign Shareholders are entitled to make a Cash Election. If an Ineligible Foreign Shareholder does not make a Cash Election that Ineligible Foreign Shareholder will receive under the Scheme:

  •
  in cash, the Australian dollar equivalent of US$0.50 per Recall share; and

  •
  in cash, the net proceeds of sale under the sale facility (the "Sale Facility") of the new Iron Mountain shares that they would have otherwise been entitled to (as further described below).

        If an Ineligible Foreign Shareholder makes a Cash Election that Ineligible Foreign Shareholder will receive under the Scheme:

  •
  in cash, any amount that would be payable in respect of any Priority Shares held by that Ineligible Foreign Shareholder;

  •
  in cash, any Scaled Back Cash Amount that would be payable in respect of any Remaining Shares held by that Ineligible Foreign Shareholder; and

  •
  in cash, the net proceeds of sale under the Sale Facility of any new Iron Mountain shares that they would have otherwise been entitled to (as further described below).

        Under the Sale Facility, any new Iron Mountain shares that would otherwise be issued to an Ineligible Foreign Shareholder as a result of not making a Cash Election or the operation of the Scale Back Mechanism will be issued to the Sale Agent. The Sale Agent will sell those new Iron Mountain shares on the NYSE following the implementation of the Scheme. The Sale Agent will then remit the net proceeds of the sale to Ineligible Foreign Shareholders on a pro rata basis within 25 business days after the Implementation Date.

Status of Newly Issued Shares of Iron Mountain Common Stock

        The Scheme provides that the shares of Iron Mountain common stock to be issued to Recall shareholders in the Scheme must, upon issue, rank equally in all respects with all existing Iron Mountain shares. The new Iron Mountain shares will be fully paid and issued free from any mortgage, charge, lien, encumbrance or other security interest.

Conditions Precedent to the Scheme

        The Scheme will not become effective, and the obligations of Iron Mountain to complete the transactions contemplated by the Transaction Agreement are not binding, until each of the following conditions precedent is satisfied (or waived to the extent permissible):

  (a)
  Before 5pm on the business day before the Second Court Date:

  (i)
  the Treasurer of Australia or his delegate has provided unconditional written advice or confirmation indicating he does not object to the Transaction or the advice is subject to conditions acceptable to Iron Mountain acting reasonably (or the Treasurer otherwise becomes precluded by passage of time from objecting to the Transaction);

    (ii)
    Iron Mountain has received in writing any consent required under the Overseas Investment Act 2005 (New Zealand) and the Overseas Investment Regulations 2005 (New Zealand) to the Transaction, whether or not subject to conditions;

    (iii)
    the ASX provides approval for the admission of Iron Mountain to the official list of the ASX and the approval for official quotation of Iron Mountain CDIs to be issued pursuant to the Scheme, whether or not subject to conditions;

    (iv)
    approval from the NYSE to the listing of the new Iron Mountain shares to be issued pursuant to the Scheme has been obtained;

    (v)
    competition approval has been obtained in the United States under the HSR Act (the "HSR/Antitrust Approval"); and

    (vi)
    all other competition approvals (other than the HSR/Antitrust Approval) have been obtained (or, in the case of a waiting period or filing, have terminated or expired or have been made, as the case may be),

    (together "Regulatory Approvals").

  (b)
  Recall shareholders approve the Scheme at the Recall shareholders meeting by the requisite majorities under the Corporations Act.

  (c)
  Iron Mountain stockholders approve the issue of new Iron Mountain shares in connection with the Scheme by the requisite majority under the NYSE Listing Rules.

  (d)
  The Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) approves the Scheme.

  (e)
  No applicable law has been enacted and no final and non-appealable Order is in effect that prevents, makes illegal or prohibits the consummation of the Transaction.

  (f)
  No Recall Prescribed Occurrence (described further under "Conduct of Business" below) occurs between the date of the Transaction Agreement and 8am (eastern Australia time) on the Second Court Date.

  (g)
  No Iron Mountain Prescribed Occurrence (described further under "Conduct of Business" below) occurs between the date of the Transaction Agreement and 8am (eastern Australia time) on the Second Court Date.

  (h)
  No Recall Material Adverse Change (described further under "Representations and Warranties" below) occurs between the date of the Transaction Agreement and 8am (eastern Australia time) on the Second Court Date.

  (i)
  No Iron Mountain Material Adverse Change (described further under "Representations and Warranties" below) occurs between the date of the Transaction Agreement and 8am (eastern Australia time) on the Second Court Date.

  (j)
  The Recall representations and warranties are true and correct in all material respects as at the date of the Transaction Agreement and as at 8am (eastern Australia time) on the Second Court Date, subject to certain exceptions.

  (k)
  The Iron Mountain representations and warranties are true and correct in all material respects as at the date of the Transaction Agreement and as at 8am (eastern Australia time) on the Second Court Date, subject to certain exceptions.

  (l)
  A distribution tax opinion and a supplementary Canadian tax opinion have been delivered in accordance and in compliance with the Tax Matters Agreement and the Demerger Deed, respectively, which opinions have not been modified or withdrawn.

  (m)
  Before 8am (eastern Australia time) on the Second Court Date, Recall has received confirmation from the Australian Taxation Office that it is prepared to issue a class ruling confirming that Recall shareholders will be eligible to choose rollover relief in respect of the Iron Mountain CDIs.

        Conditions (a)(iii), (g), (i), (k) and (m) are for the sole benefit of Recall and may only be waived by Recall (in its absolute discretion) in writing. Conditions (f), (h), (j) and (l) are for the sole benefit of Iron Mountain and may only be waived by Iron Mountain (in its absolute discretion) in writing. The remaining conditions are for the benefit of both parties and may only be waived in accordance with applicable law and with the agreement in writing of both parties.

        If Recall or Iron Mountain becomes aware that any condition precedent has been satisfied, it must promptly notify the other in writing of that fact. If Recall or Iron Mountain becomes aware of a breach or non-fulfillment of a condition precedent, or that an event has occurred that will or would be reasonably likely to prevent a condition precedent from being satisfied prior to the end date (which, pursuant to the Transaction Agreement, can be no later than July 30, 2016), it must immediately notify the other in writing of that fact. If a condition precedent is not satisfied by the time and date specified, the parties agree that (unless there is no reasonable prospect that the condition precedent will be satisfied before the end date) Recall must make an application to defer the Second Court Hearing until such time as reasonably required to enable the relevant condition precedent to be satisfied (but not later than the business day before the end date).

        If all of the conditions precedent other than condition (d) above have been satisfied or waived as at a particular date (the "Relevant Date") (or would be satisfied if the Relevant Date had been the Second Court Date), but the Relevant Date is not within the first 30 days of any given fiscal quarter of Iron Mountain, Recall and Iron Mountain agree that the Second Court Date will be postponed so that the Implementation Date occurs in the first 30 days of the fiscal quarter of Iron Mountain after the Relevant Date. In these circumstances, each party will be deemed to have waived the conditions precedent (other than condition (d) above) and any right such party may have to terminate the Transaction Agreement for material breach by the other party (other than either party's right to terminate for the other party's failure to consummate the Scheme). If the Implementation Date is postponed such that it occurs after the end date, and it would have otherwise occurred prior to the end date but for its postponement to the first 30 days of the Iron Mountain fiscal quarter, the end date will be extended to the date which is 30 days after the commencement of the next Iron Mountain fiscal quarter following the end date as previously defined (but no later than July 30, 2016).

Representations and Warranties

        The Transaction Agreement contains a number of representations and warranties made by the parties to each other, including in relation to:

  •
  the validity of its existence as a corporation;

  •
  power and authority to execute, deliver and perform the Transaction Agreement;

  •
  capital structure;

  •
  solvency and indebtedness;

  •
  entering into the Transaction Agreement does not conflict with or breach its bylaws and other constituent documents;

  •
  entering into the Transaction Agreement does not give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or give rise to any obligation to make a payment under, any material agreement or any relevant order, law, rule or regulation;

  •
  compliance with laws, permits and continuous disclosure requirements;

  •
  restrictions on business activities;

  •
  no present or pending litigation;

  •
  compliance with stock exchange filings;

  •
  no "Material Adverse Change" (described further below);

  •
  no "Prescribed Occurrence" (described further under "Conduct of Business" below);

  •
  taxation matters;

  •
  no undisclosed liabilities;

  •
  ownership of necessary permits and intellectual property;

  •
  asset control;

  •
  full force and effect of material contracts;

  •
  no termination of key customer and key supplier contracts;

  •
  valid, binding and enforceable leasehold interests;

  •
  no environmental contamination of properties or breach of environmental obligations;

  •
  employee benefit plans, workers compensation and other employment and labor matters;

  •
  no unlawful payments;

  •
  insurance;

  •
  information technology; and

  •
  finders' or brokers' fees.

        In addition, Iron Mountain made representations and warranties to Recall as to:

  •
  Iron Mountain Sub being a wholly-owned subsidiary of Iron Mountain;

  •
  the issuance of the new Iron Mountain shares in accordance with the terms of the Transaction Agreement;

  •
  no dealings with Recall shareholders;

  •
  no interests in Recall shares;

  •
  by 8am (eastern Australian time) on the Second Court Date, sufficient cash reserves to satisfy Iron Mountain's obligations to pay the cash component of the Scheme consideration; and

  •
  that Iron Mountain has received advice from its financial advisor that the value of the consideration payable for the Recall shares is fair.

        Each of the representations and warranties is subject to matters Fairly Disclosed (as defined in the Transaction Agreement) in the Iron Mountain disclosure letter or Recall disclosure letter, as applicable. The disclosure letters contain, with respect to each party, information provided by such party to the other party in connection with the Transaction before entering into the Transaction Agreement. Each of the representations and warranties made by each party is also subject to the information contained in the disclosure documents filed by each party with the relevant United States or Australian regulatory authorities prior to the date of the Transaction Agreement. Each representation and warranty survives termination of the Transaction Agreement, but will terminate on implementation of the Scheme.

        Several of Iron Mountain's representations and warranties are qualified as to whether they are matters that have not or would not reasonably be expected to have an "Iron Mountain Material Adverse Change." An "Iron Mountain Material Adverse Change" means one or more changes, events, occurrences, facts or matters which, whether individually or when aggregated with all such changes, events, occurrences or matters of a like kind, has had or would reasonably be expected to have a material adverse effect on the assets and liabilities (taken as a whole), condition (financial or otherwise), business or results of operations of Iron Mountain and its subsidiaries (the "Iron Mountain Group") taken as a whole, other than those changes, events, occurrences or matters:

  (a)
  which are required or permitted by, or arise out of the announcement or pendency of, the Transaction Agreement, the Scheme or the transactions contemplated by them;

  (b)
  which took place with the written consent of Recall;

  (c)
  which Iron Mountain Fairly Disclosed in an announcement made to the NYSE prior to entry into the Transaction Agreement or in the Iron Mountain disclosure letter, or which Recall had actual knowledge of prior to the date of the Transaction Agreement;

  (d)
  which relate to costs and expenses incurred by Iron Mountain associated with the Scheme process including all fees payable to external advisors of Iron Mountain, to the extent such amounts are Fairly Disclosed in writing to Recall;

  (e)
  that are or that arise from:

  (i)
  general changes in economic, political or business conditions (including interest rates and exchange rates), or in securities, credit or financial markets;

  (ii)
  from changes in law, regulation or policy of any relevant government agency (including any change in the judicial or administrative interpretation of any law, regulation or policy);

  (iii)
  the commencement, occurrence, continuation or escalation of any war, armed hostilities or acts of terrorism; or

  (iv)
  the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity, but excluding any change, event, occurrence or matter which has a disproportionate adverse effect on the Iron Mountain Group, taken as a whole, as compared to other participants in the principal industries in which the Iron Mountain Group operates;

  (f)
  that are or that arise from changes or prospective changes to U.S. GAAP or the interpretation of those principles by any professional body or Government Agency;

  (g)
  that are or that arise from a change in the market price or trading volume of Iron Mountain shares (although this exception will not prevent the underlying cause of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an Iron Mountain Material Adverse Change); or

  (h)
  that are or that arise from a failure by Iron Mountain to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of the Transaction Agreement (although this exception will not prevent the underlying cause of such failure, if not falling within any other exception, from being taken into account in determining whether there has been an Iron Mountain Material Adverse Change).

        Several of Recall's representations and warranties are qualified as to whether they are matters that have not or would not reasonably be expected to have a "Recall Material Adverse Change." "Recall Material Adverse Change" means one or more changes, events, occurrences, facts or matters which, whether individually or when aggregated with all such changes, events, occurrences or matters of a like kind, has had or would reasonably be expected to have a material adverse effect on the assets and liabilities (taken as a whole), condition (financial or otherwise), business or results of operations of Recall and its subsidiaries (the "Recall Group") taken as a whole, other than those changes, events, occurrences or matters:

  (a)
  which are required or permitted by, or arise out of the announcement or pendency of, the Transaction Agreement, the Scheme or the transactions contemplated by them;

  (b)
  which took place with the written consent of Iron Mountain;

  (c)
  which Recall Fairly Disclosed in an announcement made to the ASX prior to entry into the Transaction Agreement or in the Recall disclosure letter, or which Iron Mountain had actual knowledge of prior to the date of the Transaction Agreement;

  (d)
  which relate to costs and expenses incurred by Recall associated with the Scheme process including all fees payable to external advisors of Recall, to the extent such amounts are Fairly Disclosed in writing to Iron Mountain;

  (e)
  that are or that arise from:

  (i)
  general changes in economic, political or business conditions (including interest rates and exchange rates), or in securities, credit or financial markets;

  (ii)
  from changes in law, regulation or policy of any relevant government agency (including any change in the judicial or administrative interpretation of any law, regulation or policy);

  (iii)
  the commencement, occurrence, continuation or escalation of any war, armed hostilities or acts of terrorism; or

  (iv)
  the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity, but excluding any change, event, occurrence or matter which has a disproportionate adverse effect on the Recall Group, taken as a whole, as compared to other participants in the principal industries in which the Recall Group operates;

  (f)
  that are or that arise from changes or prospective changes to any generally accepted accounting principles in Australia or U.S. GAAP or the interpretation of any of the foregoing principles by any professional body or government agency;

  (g)
  that are or that arise from a change in the market price or trading volume of Recall shares (although this exception will not prevent the underlying cause of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Recall Material Adverse Change); or

  (h)
  that are or that arise from a failure by Recall to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of the Transaction Agreement (although this exception will not prevent the underlying cause of such failure, if not falling within any other exception, from being taken into account in determining whether there has been a Recall Material Adverse Change).

Conduct of Business

        The parties have agreed that from the date of the Transaction Agreement up to and including the Implementation Date, each of Iron Mountain and Recall (as the case may be) must:

  (a)
  conduct, and ensure that each of its respective subsidiaries conducts, its business in the ordinary and usual course generally consistent with the manner in which each such business and operations have been conducted in the 12 month period prior to the date of the Transaction Agreement;

  (b)
  not, and must ensure that each of its respective subsidiaries must not, (1) enter into or amend any employment, consulting, severance or similar agreement or arrangement with directors or senior executives (at the vice president level and above) or accelerate or otherwise increase compensation or benefits for any such director or senior executive, (2) enter into or materially amend any employment, consulting, severance or similar agreement or arrangement with any employee (excluding directors or senior executives at the vice president level and above) or accelerate or otherwise increase compensation or benefits for any such employee, other than pursuant to publicly filed or disclosed severance plans, policies, programs and guidelines, unless taken in the ordinary course of business, or pursuant to other specified exceptions in the Transaction Agreement;

  (c)
  not, and must ensure that each of its respective subsidiaries must not, pay any of its directors or employees a termination or retention payment, other than (i) in accordance with arrangements in effect on the date of the Transaction Agreement and which have been disclosed in writing to the other party prior to the date of the Transaction Agreement or (ii) payments in the ordinary course of business consistent with past practice;

  (d)
  not, and must ensure that each of its respective subsidiaries must not, waive any non-compete rights against party senior executives;

  (e)
  not incur any additional financial indebtedness (except for draw-downs on existing, as amended from time to time, banking facilities) or guarantee or indemnify the obligations of any person other than one of its respective subsidiaries, other than in ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of the Transaction Agreement;

  (f)
  not enter into any new financing arrangement or agreement or otherwise provide financial accommodation (other than capitalized leases or customer acquisition costs in the ordinary course of business), or amend the pricing terms, leverage ratio or principal amount of any existing, as amended from time to time, financing arrangement, agreement or instrument;

  (g)
  not issue, or agree to issue, or grant an option to subscribe for, debentures other than under an existing, as amended from time to time, financing arrangement which has been Fairly Disclosed in the relevant party's disclosure letter, subject to certain specified exceptions in the Transaction Agreement;

  (h)
  not enter into any agreement, arrangement or transaction with respect to derivative instruments or similar instruments, except for foreign currency hedges or interest rate hedges made in the ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of the Transaction Agreement and made in accordance with a party policy in effect on the date of the Transaction Agreement and which policy has been Fairly Disclosed in writing to the other party prior to the date of the Transaction Agreement and ordinary course renewals;

  (i)
  not pay any fee to any advisor where such fee is contingent on the Transaction (other than as Fairly Disclosed in the relevant party's disclosure letter);

  (j)
  not alter in any material respect any accounting policy of such party or its subsidiaries or other than any change required by the Australian International Financial Reporting Standards or U.S. GAAP;

  (k)
  not amend in a material respect or terminate any existing shareholders agreement or enter into any shareholders agreement, other than shareholders agreements relating to shares in the party's existing or future joint venture entities; and

  (l)
  not abandon or permit to lapse or expire any intellectual property material to the business of such party and its subsidiaries as currently conducted or proposed to be conducted in the future, except in each case for such intellectual property that such party has reasonably determined is no longer of commercial value.

        The parties have also agreed that from the date of the Transaction Agreement up to and including the Implementation Date, Recall must:

  (a)
  in respect of any single transaction or series of related or similar transactions, (i) not dispose of any interest in a business, real property or entity, the value of which exceeds US$10,000 individually or when aggregated with all such businesses, real property or entities or (ii) not acquire any interest in a business, real property or entity on terms inconsistent with those set forth in the Recall disclosure letter (other than any such disposition or acquisition between or among Recall Group members);

  (b)
  not incur or enter into commitments involving capital expenditures, whether in one transaction or a series of related transactions, in excess of the aggregate amounts set forth in the fiscal 2015 and fiscal 2016 capital expenditure plans Fairly Disclosed to Iron Mountain prior to the date of the Transaction Agreement (excluding customer acquisition costs in the ordinary course of business);

  (c)
  not enter into, materially adversely amend or terminate any joint venture or partnership contract for a duration of over two years involving total expenditure greater than US$10,000 per annum, individually or when aggregated with all such joint ventures or partnerships;

  (d)
  not make, change or revoke any material tax election, change any material method of tax accounting, file any material amended tax return, settle or compromise any audit or proceeding relating to a material amount of taxes, enter into any closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) with respect to any material tax, or surrender any claim for a refund of a material amount of taxes, in each case if any such action would be outside the ordinary course of business of Recall, and not make, change or revoke any election under Treasury Regulation Section 301.7701-3 with respect to Recall or any of its subsidiaries; and

  (e)
  except for amendments, terminations, or non-renewals in the ordinary course of business consistent with past practice that would not be material to the Recall Group, modify amend, waive, fail to enforce (in each case, in any material respect), assign or terminate any material contract of the Recall Group if entered into prior to the date of the Transaction Agreement (or other than material contracts with customers entered into in the ordinary course of business consistent with past practice).

        Iron Mountain has also agreed to elect, effective as of January 1, 2014, to be treated as a real estate investment trust within the meaning of Section 856 of the Code.

        The parties have also agreed to use all reasonable endeavors to (i) keep available the services of the party's officers and key employees; (ii) maintain and preserve the party's relationships with government agencies, customers, suppliers, licensors, licensees and others having business dealings with the party; (iii) maintain in all material respects, all assets material to the party in the ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of the Transaction Agreement, subject to customary wear and tear; (iv) comply in all material respects with all material contracts to which the party is a party, and with the laws, authorizations and licenses applicable to the party; (v) not enter into any lines of business or other activities in which the party was proposed to be engaged as of the date of the Transaction Agreement, other than those to which the party has Fairly Disclosed in any announcement to the NYSE, the ASX or the SEC, as applicable, prior to the date of the Transaction Agreement; and (vi) not take or fail to take any action that constitutes an "Iron Mountain Prescribed Occurrence"' or a "Recall Prescribed Occurrence" (as the case may be) or that would reasonably be expected to result in an "Iron Mountain Prescribed Occurrence" or a "Recall Prescribed Occurrence."

        An Iron Mountain Prescribed Occurrence means the occurrence of any of the following prior to 8am (eastern Australia time) on the Second Court Date:

  (a)
  Iron Mountain converting all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the Iron Mountain Group (other than a direct or indirect wholly owned subsidiary of Iron Mountain or an Iron Mountain joint venture entity) resolving to reduce its share capital in any way or reclassifying, combining, splitting or redeeming or repurchasing directly or indirectly any of its shares;

  (c)
  any member of the Iron Mountain Group (other than a direct or indirect wholly owned subsidiary of Iron Mountain or an Iron Mountain joint venture entity):

  (i)
  entering into a buy-back agreement or

  (ii)
  resolving to approve the terms of a buy-back agreement;

  (d)
  any member of the Iron Mountain Group declaring, paying or distributing any dividend, bonus or other share of its profits or assets or returning or agreeing to return any capital to its shareholders (other than any such dividend, payment or other distribution paid by a direct or indirect wholly owned subsidiary of Iron Mountain or an Iron Mountain joint venture entity to Iron Mountain or to any direct or indirect wholly owned subsidiary of Iron Mountain or Iron Mountain joint venture entity, provided that any such dividend, payment or other distribution paid by or to an Iron Mountain joint venture entity is paid or made, as applicable, on a pro rata basis to all shareholders or equity holders of such joint venture entity), except in certain circumstances, including where consistent with Iron Mountain's existing dividend policy and practice;

  (e)
  any member of the Iron Mountain Group issuing, agreeing to issue or announcing an intent to issue any shares or other securities (including any securities convertible into shares or other securities) other than in certain circumstances described in the Transaction Agreement;

  (f)
  Iron Mountain making any change to its certificate of incorporation or bylaws without the consent of Recall;

  (g)
  any member of the Iron Mountain Group disposing, or agreeing to dispose, of (i) the whole, or a substantial part, of the Iron Mountain Group's business representing 5% or more of the Iron Mountain Group's 2014 fiscal year annual revenue or (ii) property or assets of US$200,000 or more;

  (h)
  any member of the Iron Mountain Group creating, or agreeing to create, any encumbrance over the whole or a substantial part of the Iron Mountain Group's business or property;

  (i)
  any member of the Iron Mountain Group acquiring, or agreeing to acquire, any business, entity or undertaking where that acquisition, if completed, will or is reasonably likely to have a materially adverse effect on the prospects of obtaining any regulatory approval to be sought in relation to the Transaction; or

  (j)
  an insolvency event occurring in relation to a member of the Iron Mountain Group.

        A Recall Prescribed Occurrence means the occurrence of any of the following prior to 8am (eastern Australia time) on the Second Court Date:

  (a)
  Recall converting all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the Recall Group (other than a direct or indirect wholly owned subsidiary of Recall) resolving to reduce its share capital in any way or reclassifying, combining, splitting or redeeming or repurchasing directly or indirectly any of its shares;

  (c)
  any member of the Recall Group (other than a direct or indirect wholly owned subsidiary of Recall) entering into a buy-back agreement or resolving to approve the terms of a buy-back agreement;

  (d)
  any member of the Recall Group declaring, paying or distributing any dividend, bonus or other share of its profits or assets or returning or agreeing to return any capital, in each case to its shareholders (other than any such dividend, payment or other distribution paid by a direct or indirect wholly owned subsidiary of Recall to Recall or to any direct or indirect wholly owned subsidiary of Recall), except for any ordinary dividend declared or paid in respect of any reporting period, which is consistent with Recall's existing dividend policy and practice and normalized for currency exchange rate fluctuations (which includes any increase in dividend consistent with earnings growth);

  (e)
  any member of the Recall Group issuing or agreeing to issue any shares or other securities (including any securities convertible into shares or other securities) other than in certain circumstances described in the Transaction Agreement;

  (f)
  Recall making any change to its constitution without the consent of Iron Mountain;

  (g)
  any member of the Recall Group disposing, or agreeing to dispose, of the whole or a substantial part of the Recall Group's business or property;

  (h)
  any member of the Recall Group creating, or agreeing to create, any encumbrance over the whole or a substantial part of the Recall Group's business or property;

  (i)
  any member of the Recall Group acquiring, or agreeing to acquire, any business, entity or undertaking where that acquisition, if completed, will or is reasonably likely to have a material adverse effect on the prospects of obtaining any regulatory approval to be sought in relation to the Transaction; or

  (j)
  an insolvency event occurring in relation to a member of the Recall Group.

        The circumstances described above do not restrict Recall or Iron Mountain taking any action which:

  (a)
  is required by the Transaction Agreement, the Scheme or the Deed Poll;

  (b)
  has been agreed by the other party; or

  (c)
  has been Fairly Disclosed in the Recall disclosure letter or the Iron Mountain disclosure letter or any announcement by either party to the relevant stock exchange or regulatory authority prior to the date of the Transaction Agreement.

Additional Obligations

Access to Information

        Recall and Iron Mountain have agreed that, during the period from the date of the Transaction Agreement to 5pm (eastern Australia time) on the business day before the Second Court Date, they will provide to each other reasonable access to information (subject to the confidentiality agreement between the parties (the "Confidentiality Agreement") and any existing confidentiality obligations owed to third parties, or applicable privacy laws) as each party reasonably requires for the sole purpose of implementation of the Scheme and any other purpose agreed to between the parties, provided that such requests by a party do not result in unreasonable disruptions to the other party's business.

Parties' Obligations with Respect to the Scheme

        Each of Recall and Iron Mountain must use all reasonable endeavors to propose and implement the Scheme and other transactions contemplated by the Transaction Agreement substantially in accordance with the timetable agreed upon by the parties, including taking specific steps set forth in the Transaction Agreement with respect to the Scheme, preparation of this proxy statement and the Scheme Booklet, and the Scheme consideration.

Iron Mountain Board and Management after Implementation of the Scheme

        On or before the Implementation Date for the Scheme, Iron Mountain will appoint two existing Recall directors of Iron Mountain's choice to serve on the Iron Mountain board of directors (conditional on the Scheme becoming effective). Iron Mountain will nominate such designees for election at the first Iron Mountain annual meeting following the Implementation Date.

Employee and Benefit Matters

        For a period ending on the first anniversary of the Implementation Date, for each employee of Recall immediately prior to the Implementation Date who continues to be employed from and after the Implementation Date (a "Continuing Employee"), Iron Mountain will provide (i) base salary, wages and commission opportunities, (ii) annual bonus opportunities, and (iii) severance benefits, in each case no less favorable than those provided to such Continuing Employee immediately prior to the Implementation Date. Iron Mountain will also provide each Continuing Employee with other compensation and benefits substantially comparable, in the aggregate, to the other compensation and benefits provided to such Continuing Employee immediately prior to the Implementation Date.

United States Tax Matters

        The parties agreed that they and their respective subsidiaries would use reasonable endeavors to cause the Transaction to qualify as a "qualified stock purchase" within the meaning of Section 338(d) of the Code. In connection therewith, and subject to other limitations in the Transaction Agreement, Recall agreed to cooperate and consult in respect of certain matters relating to the incurrence by or allocation of debt within the Recall group. The parties further acknowledged and agreed that Iron Mountain would be permitted to make elections under Section 338(g) of the Code with respect to Recall and its subsidiaries and to make certain entity classification elections under United States federal income tax law with respect to any subsidiary of Recall, which elections may be retroactive to the Implementation Date.

        In addition, Recall agreed to (and to cause its subsidiaries to) take such actions as are necessary or appropriate to cause any subsidiary of Recall to be treated as a disregarded entity for United States federal income tax purposes, including making an entity classification election under United States federal income tax law, converting such subsidiary into an entity that is eligible for such treatment, effecting one or a series of distributions of equity interests in such subsidiary to Recall or a subsidiary thereof, or a combination of the foregoing. Recall also agreed, subject to the limitations set forth in the Transaction Agreement and at the request of Iron Mountain, to deliver certain certifications relating to certain United States subsidiaries of Recall to the effect that the equity interests in such subsidiaries do not constitute United States real property interests for United States federal income tax purposes.

Release and Indemnification

        Each of Recall and Iron Mountain has agreed to release its rights and not make a claim, against the other party (including the other party's subsidiaries, and all of the directors, officers and employees of the other party and of its subsidiaries) in connection with:

  •
  any breach of any representations, covenants and warranties of the other party or any of its subsidiaries in the Transaction Agreement; or

  •
  any disclosures containing any statement which is false or misleading whether in content or by omission,

except where the other party has engaged in fraud or willful misconduct.

        Iron Mountain undertakes to ensure that, for a period of seven years from the Implementation Date, the constitutions of Recall and each Recall subsidiary will continue to contain such rules as are contained in those constitutions at the date of the Transaction Agreement that provide for each company to indemnify each of its directors and officers against any liability incurred by that person in his or her capacity as a director or officer of the company to any person other than a Recall Group Member. Iron Mountain also undertakes to procure that Recall and each Recall subsidiary complies with any deeds of indemnity, access and insurance made by them in favor of their respective directors and officers and not take any action which would prejudice or adversely affect any directors' and officers' runoff insurance cover taken out prior to the Implementation Date.

Obligations in Respect of the Competition Approvals

        The Transaction Agreement imposes an obligation on Iron Mountain to take any and all steps that are necessary or advisable so as to enable the consummation of the Transaction as promptly as practicable (and in any event no later than the end date), except that Iron Mountain is not obliged to agree to divestitures that, individually or in the aggregate, would require the sale, divestiture, holding separate or other disposition of any assets of the records management business of Iron Mountain, Recall or any of their respective subsidiaries in the United States and Canada that, in the aggregate, generated more than US$30,000 of revenue during the 12 month period prior to the date of the Transaction Agreement.

Public Announcements

        Iron Mountain and Recall have agreed to consult with each other before issuing, (and, to the extent practicable, give each other a reasonable opportunity to review and consider in good faith the views of the other party regarding) any press release or other public statement with respect to the Transaction, and not issue any such press release or make any such public statement (including releases to the NYSE, the ASX or the SEC) prior to such consultation, except as may be required by applicable law, fiduciary duties, the listing agreement with the NYSE, the ASX or the SEC, as applicable, or by any government agency with jurisdiction over the party.

Board Recommendation

        Recall agrees that the Scheme Booklet and all public announcements by Recall, or a director of Recall, in relation to the Transaction must include statements that the Recall board of directors unanimously recommends that Recall shareholders vote in favor of the Scheme and each director states that he or she will vote all Recall shares in his or her control in favor of the Scheme, to be qualified only by the words to the effect of:

  •
  "in the absence of a Recall Superior Proposal"; and

  •
  other than in respect of the Scheme Booklet and any document issued after the Scheme Booklet, "subject to the Independent Expert providing a report to Recall concluding that the Scheme is in the best interests of Recall shareholders."

        The Recall board of directors may only make a public statement or take any action that qualifies (in a manner adverse to Iron Mountain) or contradicts its support for the Scheme, or subsequently changes, withdraws or adversely modifies its recommendation in favor of the Scheme if:

  •
  the Independent Expert provides a report (including any update, revision or amendment thereto) to Recall either before dispatch of the Scheme Booklet or before the Recall shareholders meeting concluding that the Scheme is not in the best interests of Recall shareholders (except where the Independent Expert provides a report to Recall concluding that the Scheme is not in the best interests of Recall shareholders as a result of a Recall Competing Transaction (as defined in the Transaction Agreement)); or

  •
  the Recall board of directors determines (after Iron Mountain has exercised its matching right) that a Recall Competing Transaction constitutes a Recall Superior Proposal (as defined in the Transaction Agreement) and the Recall board of directors has determined in good faith, after consultation with its financial and legal advisors, that failure to take such action would likely be inconsistent with the directors' fiduciary duties owed by Recall directors under applicable law.

        Iron Mountain agrees that this proxy statement and all public announcements by Iron Mountain, or a director of Iron Mountain, in relation to the Transaction must include statements that:

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  the Iron Mountain board of directors unanimously recommends that Iron Mountain stockholders vote in favor of the Transaction Proposal in the absence of an Iron Mountain Superior Proposal (as defined in the Transaction Agreement); and

  •
  each director states that he or she will vote all Iron Mountain shares in his or her control in favor of the Transaction Proposal.

        The Iron Mountain board of directors may only make a public statement or take any action that qualifies (in a manner adverse to Recall) or contradicts its support for the issuance of the new Iron Mountain shares, or subsequently changes, withdraws or adversely modifies its recommendation in favor of the Transaction Proposal if the Iron Mountain board of directors determines in good faith, after consultation with its financial and legal advisors, that an Iron Mountain Competing Transaction (as defined in the Transaction Agreement) constitutes an Iron Mountain Superior Proposal, and that failure to take such action would likely be inconsistent with the directors' fiduciary duties owed by Iron Mountain directors under applicable law.

Exclusivity

        From the date of the Transaction Agreement to the earlier of the termination of the Transaction Agreement or the end date, Recall and Iron Mountain must not:

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  directly or indirectly participate in or continue any discussions or negotiations, or enter into any agreement, arrangement or understanding, with any third party (whether or not in writing and whether or not legally binding) in relation to, or which may reasonably be expected to lead to, a Recall Competing Transaction or an Iron Mountain Competing Transaction (a "Competing Transaction" as the case may be) or to either party abandoning or not proceeding with the Transaction;

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  provide or make available any information to any third party in connection with the formulation, development or finalization of a Competing Transaction (including by way of providing information and access to perform diligence on a party); or

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  directly or indirectly solicit (including by way of providing information concerning the party to any person) or invite inquiries, discussions or proposals in relation to, or which may reasonably be expected to lead to, a Competing Transaction or to either party abandoning or not proceeding with the Transaction.

        However, either party may undertake any action that would otherwise be prohibited as set out above in relation to a bona fide Competing Transaction which was not solicited by it and was not otherwise brought about as a result of any breach by it of its obligations under the Transaction Agreement, provided that the party's board of directors determines, acting in good faith and in consultation with its financial and legal advisors, that the proposed Competing Transaction constitutes, or would reasonably be expected to result in a Recall Superior Proposal or an Iron Mountain Superior Proposal (a "Superior Proposal") and not undertaking that action would likely be inconsistent with the directors' duties owed under applicable law, or it would otherwise be unlawful not to take that action.

        If Recall (or any or its related bodies corporate or any of their respective representatives) provides or makes available any information to any third party (as defined under the Corporations Law) (a "Third Party Recipient") in connection with the formulation, development or finalization of a Competing Transaction and at that time Recall and the Third Party Recipient are not party to a confidentiality agreement imposing on the Third Party Recipient standstill obligations and other obligations that are substantially comparable, in the aggregate, to those imposed on the other party under the Confidentiality Agreement, then:

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  Recall must provide Iron Mountain with the same information that Recall has provided to the Third Party Recipient to the extent that such information has not previously been provided to Iron Mountain and would reasonably be expected to be material to Iron Mountain; and

  •
  the Confidentiality Agreement, including any standstill obligations, must be read down such that the obligation of Iron Mountain are substantially comparable to the other obligations of the Third Party Recipient, in each case under any confidentiality arrangements between Recall and the Third Party Recipient in relation to a Competing Transaction (regardless of whether or not the party and the Third Party Recipient have entered into a binding confidentiality agreement).

        Either party must notify the other party in writing if it or any member of the party becomes aware of any proposal (or update to a previous proposal) made to a party or its representatives in connection with, or in respect of any exploration or consummation of, a Competing Transaction or a proposed or potential Competing Transaction, or the provision by a party of any information relating to such party or any of its subsidiaries or any of their businesses or operations to any person in connection with or for the purposes of a current or future Competing Transaction. A party must disclose to the other party the material terms of the proposal, including, if known, the proposed price, conditions, timing and reimbursement fee (if any), but does not need to include details of the party making the proposal.

        If the Recall board of directors, acting in good faith and after consultation with its financial and legal advisors, determines that a proposed Recall Competing Transaction would constitute a Recall Superior Proposal, and that failure to accept the Recall Competing Transaction would likely be inconsistent with the Recall directors' fiduciary duties under applicable law, Recall must not enter into any legally binding agreement, arrangement or understanding (whether or not in writing) to undertake the Recall Competing Transaction and must use all reasonable endeavors to ensure that none of its directors change their recommendation in favor of the Transaction or publicly recommend the Recall Competing Transaction unless:

  •
  Recall has disclosed the material terms of the proposed Recall Competing Transaction to Iron Mountain;

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  Recall has given Iron Mountain a period of not less than five business days after the provision of that information to provide a matching or superior proposal to the proposed Recall Competing Transaction;

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  if requested by Iron Mountain, Recall has negotiated the terms of the revised Iron Mountain proposal with Iron Mountain in good faith; and

  •
  after taking the above steps, Iron Mountain has not announced a proposal which the Recall board of directors, acting in good faith, determines is, by the end of such five business day period, a matching or a superior proposal to the proposed Recall Competing Transaction.

Termination

        The Transaction Agreement may be terminated by either Iron Mountain or Recall if:

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  before 8am (eastern Australia time) on the Second Court Date, if the other party has materially breached any clause of the Transaction Agreement (other than the breaching party's respective representations and warranties) and the breach continues to exist for 20 business days (or any shorter period ending at 5pm (eastern Australia time) on the day before the Second Court Date) after a notice is given by the non-breaching party to the breaching party;

  •
  before 8am (eastern Australia time) on the Second Court Date, if the other party has breached any of its respective representations and warranties such that the condition to close relating to the breaching party's representations and warranties could not be satisfied prior to June 8, 2016 (subject to extension in limited circumstances) and the breach continues to exist for 20 business days (or any shorter period ending at 5pm (eastern Australia time) on the day before the Second Court Date) after notice is given by the non-breaching party to the breaching party; and

  •
  a condition to closing described above under "Conditions Precedent to the Scheme" becomes incapable of being satisfied, and the parties are unable to reach an agreement to resolve the matter within ten business days of becoming aware of the relevant occurrence or by June 8, 2016 (subject to extension in limited circumstances).

        Iron Mountain may terminate the Transaction Agreement by written notice to Recall if:

  •
  the Iron Mountain board of directors has changed, withdrawn or modified its recommendation in favor of the Transaction Proposal;

  •
  the Recall board of directors withdraws or adversely modifies its recommendation that Recall shareholders vote in favor of the Scheme; or

  •
  the Recall board of directors recommends or supports any Recall Competing Transaction.

        Recall may terminate the Transaction Agreement by written notice to Iron Mountain if:

  •
  the Recall board of directors has changed, withdrawn or modified its recommendation of the Scheme; or

  •
  the Iron Mountain board of directors has changed, withdrawn or adversely modified its recommendation in favor of the Transaction Proposal.

Reimbursement Fees

        Each of Iron Mountain and Recall has agreed to pay a reimbursement fee equivalent to A$25,500 in certain circumstances. Iron Mountain has also agreed to pay a reimbursement fee of A$76,500 in respect of failure to obtain antitrust approvals only.

        Recall is required to pay a reimbursement fee of A$25,500 to Iron Mountain if:

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  prior to the earlier of the Effective Date of the Scheme or the end date, the Recall board of directors withdraws or adversely modifies its recommendation that Recall shareholders vote in favor of the Scheme, other than as a result of:

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  the report (including any update, revision or amendment thereto) of the Independent Expert opining that the Scheme is not in the best interests of the Recall shareholders (other than where the reason for that opinion is a Recall Competing Transaction);

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  any matter or thing giving Recall the right to terminate for (i) material breach or (ii) breach of representation or warranties such that a relevant condition precedent could not be satisfied prior to the end date; or

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  the failure of a condition precedent, other than as a result of a breach by Recall;

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  prior to the earlier of the Effective Date of the Scheme or the end date, the Recall board of directors recommends or supports a Recall Competing Transaction;

  •
  a Recall Competing Transaction of any kind is announced prior to the end date and within nine months after the date the Transaction Agreement is terminated a Recall Competing Transaction is consummated or entered into and subsequently consummated; or

  •
  Iron Mountain has terminated the Transaction Agreement for material breach by Recall and the Transaction does not close.

        Notwithstanding the foregoing, Recall is not required to pay the reimbursement fee in the following circumstances:

  •
  if the Scheme becomes effective;

  •
  if the Transaction Agreement has not been terminated;

  •
  to the extent that the obligation to pay the reimbursement fee constitutes unacceptable circumstances as declared by the Australian Takeovers Panel or is determined by a court to be unenforceable (after all proper avenues of appeal and review have been exhausted);

  •
  if there is a material risk that any amounts payable to Iron Mountain would be treated as nonqualifying income upon the payment of such amounts to Iron Mountain, the amount paid to Iron Mountain in any tax year will not exceed the maximum amount that can be paid to Iron Mountain in such year without causing Iron Mountain to fail to comply with the requirements for qualification as a real estate investment trust under the Code (the "REIT Requirements") for such year, determined as if the payment of such amount were nonqualifying income, all as determined by such counsel or independent accountants to Iron Mountain. The outstanding amount will be paid into an escrow account and released to Iron Mountain during subsequent tax years so as to not exceed the REIT Requirements.

        Recall must also reimburse Iron Mountain for Iron Mountain's reasonable, documented out of pocket expenses actually incurred in connection with the transaction up to US$5,000 if the Recall board of directors withdraws or adversely modifies its recommendation that Recall shareholders vote in favor of the Scheme as a result of the report (including any update, revision or amendment thereto) of the Independent Expert opining that the Scheme is not in the best interests of Recall shareholders (other than where the reason for that opinion is a Recall Competing Transaction) and the Transaction Agreement is terminated by Recall or Iron Mountain prior to the Recall shareholders meeting.

        Iron Mountain is required to pay a reimbursement fee of A$25,500 to Recall if:

  •
  Recall has terminated the Transaction Agreement for material breach by Iron Mountain and the Transaction does not complete; or

  •
  prior to the earlier of the Effective Date of the Scheme or the end date, the Iron Mountain board of directors withdraws or adversely modifies its recommendation that Iron Mountain stockholders vote in favor of the Transaction Proposal, other than as a result of:

  •
  any matter or thing giving Iron Mountain the right to terminate for (i) material breach or (ii) breach of representation and warranties such that a relevant condition precedent could not be satisfied prior to the end date; or

  •
  failure of a condition precedent, other than as a result of a breach of Iron Mountain.

        Iron Mountain must pay an antitrust approval reimbursement fee of A$76,500 to Recall if:

  •
  the Transaction Agreement is terminated because of the failure to obtain the HSR/Antitrust Approval or the failure to obtain any other competition approval; or

  •
  the Transaction cannot proceed due to any action taken by a competition authority, in each case in circumstances where various conditions precedent have been satisfied or waived.

        Notwithstanding, Iron Mountain is not required to pay either of the reimbursement fees described above in the following circumstances:

  •
  if the Scheme becomes Effective; or

  •
  to the extent that the obligation to pay a reimbursement fee constitutes unacceptable circumstances as declared by the Australian Takeovers Panel or is determined by a court to be unenforceable (after all proper avenues of appeal and review have been exhausted).

        If a reimbursement fee is payable to the other party as described above, Iron Mountain or Recall, as the case may be, must pay the reimbursement fee within 10 business days after receiving a written notice from the other party requiring payment of the reimbursement fee. The parties have agreed that, except with respect to willful or intentional material breaches of the Transaction Agreement, the maximum aggregate amount which either party is liable for in relation to the Transaction Agreement is an amount equal to the reimbursement fee.

Costs and Expenses

        Except in respect of the reimbursement fees described above, each party must pay its own costs and expenses in connection with the proposed, attempted or actual performance and implementation of the Transaction Agreement and the Transaction.

Governing Law

        The Transaction Agreement is governed by the laws of New South Wales, Australia.

Amendment and Waiver

        The Transaction Agreement may only be varied by a document signed by or on behalf of each of the parties. Any waiver or consent given by any party under the Transaction Agreement is only effective and binding on that party if it is given or confirmed in writing by that party.

Scheme

        The Scheme is the document which records the terms and conditions of the arrangement between Recall and Recall shareholders that give effect to the Transaction. The principal terms have the effect that Iron Mountain Sub will acquire all of the outstanding shares of Recall in exchange for cash and newly issued shares of Iron Mountain common stock provided by Iron Mountain.

        The Scheme provides that, if the Scheme becomes effective, all Recall shares will be transferred to Iron Mountain Sub on the Implementation Date and without the need for any further act by any Recall shareholder. The Scheme appoints Recall and various of its officers and secretaries as attorney or agent for each Recall shareholder in order for them to perform all necessary actions to effect the transfer of the Recall shares to Iron Mountain Sub on behalf of each Recall shareholder.

        The Scheme provides that Recall must not consent to any changes to, or the imposition by the Sydney Federal Court (or such other competent court agreed by Iron Mountain and Recall) of conditions on, the draft Scheme or Deed Poll without the prior written consent of Iron Mountain.

        The Scheme includes a deemed warranty from Recall shareholders in favor of Recall, Iron Mountain and Iron Mountain Sub that the Recall shares transferred under the Scheme will, at the date of transfer, be fully paid and free from all mortgages, charges and security interests. The Scheme also provides that, to the extent permitted by law, the Recall shares transferred under the Scheme will be transferred from all mortgages, charges and security interests.

        The Scheme provides that Iron Mountain will pay all stamp duty payable in connection with the transfer of the Recall shares to Iron Mountain Sub.

Deed Poll

        The Scheme, once effective, is binding upon Recall and all Recall shareholders (whether or not they voted in favor of the resolution to approve the Transaction at the Recall shareholders meeting). The Scheme operates as a contract between Recall and all Recall shareholders, and includes obligations of Iron Mountain and Iron Mountain Sub that are necessary in order for the Scheme to be implemented, including obligations that relate to Iron Mountain providing the consideration payable under the Transaction.

        However, Iron Mountain and Iron Mountain Sub are not parties to the Scheme, and therefore, do not under the Scheme owe a contractual obligation in favor of Recall shareholders to perform all of their respective obligations under the Scheme, including providing the consideration payable under the Transaction. Accordingly, the Deed Poll is entered into by Iron Mountain and Iron Mountain Sub in order for each of them to covenant in favor of Recall shareholders to perform all of their respective obligations under the Scheme, including providing the consideration payable under the Transaction. The Deed Poll, therefore, gives Recall shareholders a direct contractual right against each of Iron Mountain and Iron Mountain Sub to enforce performance of their respective obligations under the Scheme.

PROPOSAL 1
ISSUANCE OF IRON MOUNTAIN SHARES IN CONNECTION WITH THE TRANSACTION

        Iron Mountain's board of directors has unanimously adopted a resolution authorizing, approving, declaring advisable and recommending to Iron Mountain stockholders for their approval the issuance of Iron Mountain common stock to Recall's shareholders in connection with the Transaction.

        Section 312.03 of the NYSE Listed Company Manual requires stockholder approval for the issuance of Iron Mountain common stock in instances where the number of securities issued or issuable in payment of the purchase price in a transaction such as the Scheme exceeds 20% of the number of securities of the listed issuer which are outstanding, on a non-diluted basis.

        As of June 8, 2015, 210,669,163.50 shares of Iron Mountain common stock were issued and outstanding and no shares were held as treasury stock. Upon the consummation of the Transaction and assuming that no Recall shareholders make a Cash Election, Recall's shareholders would acquire an aggregate of up to approximately 55,637,820 million shares of Iron Mountain common stock, which represents approximately 21% of the shares of Iron Mountain common stock issued and outstanding prior to the consummation of the Transaction. Upon the consummation of the Transaction and assuming that Recall shareholders make the Cash Election up to the Cash Election Cap, Recall's shareholders would acquire an aggregate of up to approximately 50,679,609 million shares of Iron Mountain common stock, which represents approximately 19% of the shares of Iron Mountain common stock issued and outstanding prior to the consummation of the Transaction.

Required Vote and Board of Directors' Recommendation

        Assuming the presence of a quorum, in order to become effective this proposal requires the affirmative vote of the holders of a majority of the shares of Iron Mountain common stock properly cast on the proposal at the special meeting. Abstentions, failures to submit a proxy (if you do not attend the special meeting in person) and any broker non-votes will have no effect on the outcome of the vote on this proposal.

        Iron Mountain's board of directors unanimously recommends that you vote "FOR" the approval of this proposal.

 PROPOSAL 2
ADJOURNMENT OF SPECIAL MEETING

        Iron Mountain is asking its stockholders to consider and vote upon a proposal to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of approval of the Transaction Proposal.

        If the number of shares of Iron Mountain common stock present in person or represented by proxy at the special meeting voting in favor of the Transaction Proposal is insufficient to approve the Transaction Proposal at the time of the special meeting, then Iron Mountain may move to adjourn the special meeting in order to enable its board of directors to solicit additional proxies in respect of the Transaction Proposal. In that event, Iron Mountain stockholders will be asked to vote only upon the adjournment proposal, and not on the Transaction Proposal.

        In this proposal, you are being asked to authorize the holder of any proxy solicited by Iron Mountain's board of directors to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the special meeting one or more times for the purpose of soliciting additional proxies. If Iron Mountain stockholders approve the adjournment proposal, Iron Mountain could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Iron Mountain stockholders that have previously returned properly executed proxies or authorized a proxy by using the Internet or telephone. Among other things, approval of the adjournment proposal could mean that, even if Iron Mountain has received proxies representing a sufficient number of votes against the Transaction Proposal such that the Transaction Proposal would be defeated, Iron Mountain could adjourn the special meeting without a vote on the Transaction Proposal and seek to obtain sufficient votes in favor of the Transaction Proposal to obtain approval of the Transaction Proposal.

Required Vote and Board of Directors' Recommendation

        Assuming the presence of a quorum, in order to become effective this proposal requires the affirmative vote of the holders of a majority of the shares of Iron Mountain common stock properly cast on this proposal at the special meeting. Abstentions, failures to submit a proxy (if you do not attend the special meeting in person) and any broker non-votes will have no effect on the outcome of the vote on this proposal.

        Iron Mountain's board of directors unanimously recommends that you vote "FOR" the approval of this proposal.

 FUTURE IRON MOUNTAIN STOCKHOLDER PROPOSALS AND NOMINATIONS

        Iron Mountain stockholder proposals intended to be presented at the next annual meeting of Iron Mountain stockholders and which are to be considered for inclusion in Iron Mountain's proxy statement and form of proxy for that meeting must be received by Iron Mountain on or before December 15, 2015. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in Iron Mountain's proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110.

        An Iron Mountain stockholder who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in Iron Mountain's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation to Iron Mountain no earlier than January 29, 2016 and no later than February 27, 2016. Proxies solicited by Iron Mountain's board of directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Any such proposal should be mailed the Corporate Secretary at Iron Mountain Incorporated, One Federal Street, Boston, Massachusetts 02110.

 WHERE YOU CAN FIND MORE INFORMATION

Where Stockholders Can Find More Information About Iron Mountain

        Iron Mountain files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Iron Mountain files at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Iron Mountain's SEC filings are also available to the public at the SEC's website at www.sec.gov or at Iron Mountain's website at www.IronMountain.com. Unless otherwise provided below, the information provided in Iron Mountain's SEC filings (or available on Iron Mountain's website) is not part of this proxy statement and is not incorporated by reference.

        The SEC allows Iron Mountain to incorporate by reference into this proxy statement documents it files with the SEC. This means that, if you are an Iron Mountain stockholder, Iron Mountain can disclose important information to you by referring you to those documents.

        The information filed by Iron Mountain and incorporated by reference is considered to be a part of this document, and later information that Iron Mountain files with the SEC will update and supersede that information. Statements contained in this document, or in any document incorporated in this document by reference, regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC. Iron Mountain incorporates by reference the documents listed below and any documents filed by Iron Mountain pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (other than documents or information "furnished" to and not "filed" with the SEC) after the date of this proxy statement and before the date of the special meeting:

  •
  the Iron Mountain Annual Report;

  •
  the Iron Mountain May 7th Current Report;

  •
  Iron Mountain Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015 filed with the SEC on April 30, 2015 and July 30, 2015, respectively;

  •
  the Current Report on Form 8-K filed with the SEC on August 24, 2015;

  •
  the Current Report on Form 8-K filed with the SEC on July 6, 2015;

  •
  the Current Report on Form 8-K filed with the SEC on June 8, 2015;

  •
  the Current Report on Form 8-K filed with the SEC on June 2, 2015;

  •
  the Current Report on Form 8-K dated April 28, 2015;

  •
  the Current Report on Form 8-K filed with the SEC on February 24, 2015;

  •
  the Current Report on Form 8-K filed with the SEC on February 23, 2015;

  •
  the Current Report on Form 8-K filed with the SEC on January 21, 2015; and

  •
  the Current Report on Form 8-K filed with the SEC on January 20, 2015.

        Iron Mountain undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.

        Requests for copies of Iron Mountain filings should be directed to the Corporate Secretary at Iron Mountain Incorporated at One Federal Street, Boston, Massachusetts 02110 or by telephone at 617-535-8595.

        Document requests from Iron Mountain should be made by [******], 2015 in order to receive them before the special meeting.

        Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. Iron Mountain has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated [******], 2015. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

        If you would like additional copies of this proxy statement, without charge, or if you have questions about the Transaction, including the procedures for voting your shares, you should contact Okapi Partners LLC, Iron Mountain's proxy solicitation agent. The address of Okapi Partners LLC is 437 Madison Avenue—28th Floor, New York, New York 10022. You can call Okapi Partners LLC at 877-279-2311.

Where Stockholders Can Find More Information About Recall

        Recall is listed on the ASX and, as such, Recall is a disclosing entity for the purposes of the Corporations Act and is subject to regular reporting and disclosure obligations. As a company listed on ASX, Recall is subject to the Listing Rules of the ASX which, subject to certain exceptions, require immediate disclosure to the ASX of any information of which Recall is aware which a reasonable person would expect to have a material effect on the price or value of its securities.

        ASIC also maintains records of documents lodged with it by Recall, and these may be obtained from or inspected at any office of ASIC.

        Information is also available on Recall's website at www.recall.com.au. The information provided on Recall's website is not part of this proxy statement and is not incorporated by reference.

ANNEX A

SCHEME IMPLEMENTATION DEED

ANNEX A

Iron Mountain Incorporated

Recall Holdings Limited

Scheme Implementation Deed

Deutsche Bank Place
Corner Hunter and Phillip Streets
Sydney NSW 2000 Australia
T +61 2 9230 4000
F +61 2 9230 5333
www.allens.com.au

© Allens Australia 2015

Allens is an independent partnership operating in alliance with Linklaters LLP.

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A-iii

A-iv

        This Deed is made on 8 June 2015

Parties

1
Iron Mountain Incorporated of One Federal Street, Boston, Massachusetts 02110 (Iron Mountain).

2
Recall Holdings Limited (ABN 27 116 537 832) of 697 Gardeners Road, Alexandria, Sydney, Australia (Recall).

Recitals

A
The parties have agreed that Iron Mountain Sub will acquire all of the ordinary shares in Recall by means of a scheme of arrangement under Part 5.1 of the Corporations Act between Recall and Scheme Shareholders.

B
The parties have agreed to implement the scheme of arrangement on the terms of this Deed.

C
For U.S. federal income tax purposes, it is intended that the Transaction qualify as a "qualified stock purchase" under the provisions of Section 338(d) of the Internal Revenue Code of 1986 (the Code), and the rules and regulations promulgated thereunder (the Treasury Regulations).

        It is agreed as follows.

1      Definitions and Interpretation

1.1
Definitions

        The meanings of the terms used in this Deed are set out below.

        Action means any action, suit, claim, demand, legal proceeding, investigation, inquiry, prosecution, litigation, proceeding, arbitration, mediation or dispute resolution.

        Additional Amount has the meaning given in clause 16(b).

        AIFRS means the International Financial Reporting Standards as adopted in Australia.

        Amount Incurred has the meaning given in clause 16(e).

        Antitrust Laws means (a) the HSR Act, the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act, and any other United States federal or state statues, rules, regulations, orders, decrees, administrative or judicial doctrines or other laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, (b) the Australia Competition and Consumer Act and (c) any other federal, state or foreign statues, rules, regulations, orders, decrees, administrative or judicial doctrines or other laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

        ASIC means the Australian Securities and Investments Commission.

        Associate has the meaning set out in section 12 of the Corporations Act, where Recall is the 'designated body'.

        ASX means ASX Limited (ABN 98 008 624 691) and, where the context requires, the financial market that it operates.

        Business Day means a weekday on which trading banks in Sydney and New York are open for trading and the ASX and the NYSE are open for trading.

        Cash Election is defined in clause 4.3(a).

        Cash Election Form is defined in clause 4.3(a).

        CDN means CHESS Depositary Nominees Pty Limited ACN 071 346 506.

        CHESS means the clearing house electronic sub-register system of share transfers operated by the ASX Settlement and Transfer Corporation Pty Ltd.

        Class Ruling means a binding public ruling issued by the Commissioner of Taxation pursuant to Division 358 of Schedule 1 of the Tax Administration Act 1953 (Cth) and as described in the class ruling CR 2001/1.

        Code is defined in Recital C.

        Communications has the meaning given in clause 3.3(d).

        Company Benefit Plan has the meaning given in Schedule 6, paragraph(d).

        Competition Approvals means (a) any approval, clearance, filing or expiration or termination of a waiting period required in relation to the Transaction under any Antitrust Law of a country or jurisdiction set forth in Schedule 3 and (b) any approval, clearance, filing or expiration or termination of a waiting period in relation to the Transaction under any Antitrust Law of any other country or jurisdiction that is required or that Iron Mountain reasonably determines advisable.

        Competition Authority means any Government Agency having responsibility for any Antitrust Law.

        Confidentiality Agreement means the confidentiality agreement between Iron Mountain and Recall dated 25 April 2015.

        Consideration has the meaning given in clause 16(a).

        Continuing Employee has the meaning given in Schedule 6, paragraph(a).

        Corporations Act means the Corporations Act 2001 (Cth).

        Corporations Regulations means the Corporations Regulations 2001 (Cth).

        Court means the Federal Court of Australia, Sydney Registry, or such other court of competent jurisdiction under the Corporations Act agreed to in writing by Iron Mountain and Recall.

        Current Market Price per Share has the meaning given in clause 4.2(e).

        Deed means this document including any schedule or annexure.

        Deed Poll means a deed poll substantially in the form of Annexure 3 under which Iron Mountain and Iron Mountain Sub covenant in favour of the Scheme Shareholders to perform their obligations under the Scheme.

        Demerger Deed means the Demerger Deed, between Brambles Limited, an Australian corporation, and Recall, dated October 22, 2013.

        Designated Subsidiary has the meaning given in Schedule 8.

        Distribution Tax Opinion has the meaning given in the Tax Matters Agreement relating to the effect of the Transaction.

        Divestiture Action has the meaning given in clause 5.4(f).

        DOJ has the meaning given in clause 5.4(b).

        Effective means when used in relation to the Scheme, the coming into effect, under section 411(10) of the Corporations Act, of the order of the Court made under section 411(4)(b) of the Corporations Act in relation to the Scheme.

        Effective Date means the date on which the Scheme becomes Effective.

        End Date means the later of:

  (a)
  the date which is 12 calendar months after the date of this Deed, or such other date as may be agreed to in writing by Iron Mountain and Recall;

  (b)
  if, on the date which is 7 days prior to the End Date (determined under paragraph (a) or a previous application of this paragraph (b)), all of the conditions precedent set forth in clause 3.1 shall have been satisfied or shall be capable of being satisfied prior to the End Date (other than the condition precedent in clause 3.1(a)(v), clause 3.1(a)(vi), clause 3.1(d) or clause 3.1(e) (in the case of clause 3.1(e), as a result of an Order relating to an Antitrust Law)), then either Iron Mountain or Recall may, by notice in writing to the other prior to the End Date (determined under paragraph (a) or a previous application of this paragraph (b)), extend the End Date for a specified period of not less than 60 days (provided further that a party cannot extend the End Date under this paragraph (b) if the failure to satisfy the relevant condition precedent is primarily the result of a breach by that party of this Deed); and

  (c)
  if, but for the operation of clause 5.5, the Implementation Date would otherwise have occurred prior to the End Date as determined under paragraphs (a) and (b) above, the End Date for the purposes of this Deed will be extended to the date which is 30 days after commencement of the next fiscal quarter of Iron Mountain following the End Date as determined under paragraphs (a) and (b) above.

        Notwithstanding the foregoing, in no event shall the End Date be extended beyond July 30, 2016.

        Event Driven Equity Financing means an equity financing, the proceeds of which would predominantly be used (and would be publicly disclosed by Iron Mountain to be so used) by Iron Mountain to finance an acquisition or acquisitions (other than the Scheme) specifically known to Iron Mountain at the time of any such financing, where such acquisition or acquisitions are intended to occur as promptly as practicable, but in no event later than nine months from the closing of any such financing.

        Exclusivity Period means the period from and including the date of this Deed to the earlier of:

  (a)
  the termination of this Deed; and

  (b)
  the End Date.

        FATA means the Foreign Acquisitions and Takeovers Act 1975 (Cth).

        Fee Amount has the meaning given in clause 13.5(f).

        Fee Escrow Account has the meaning given in clause 13.5(f).

        Financial Advisor means, with respect to Recall, any financial advisor retained by Recall in relation to the Scheme or a Recall Competing Transaction from time to time and, with respect to Iron Mountain, any financial advisor retained by Iron Mountain in relation to the Scheme or an Iron Mountain Competing Transaction from time to time.

        First Court Date means the first day on which an application made to the Court for an order under section 411(4)(a) of the Corporations Act convening the Scheme Meeting is heard.

        FIRPTA Rules means all of Section 897 and Section 1445 of the Code, including the United States Treasury regulations promulgated under such sections.

        FTC has the meaning given in clause 5.4(b).

        Government Agency means any foreign or Australian government or governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

        HSR Act has the meaning given in clause 5.4(b).

        HSR/Antitrust Approval has the meaning given in clause 3.1(a)(v).

        Implementation Date means the fourth calendar day after the Record Date, or such other day as the parties agree.

        Independent Expert means the independent expert in respect of the Scheme appointed by Recall.

        Independent Expert Report means the report to be issued by the Independent Expert in connection with the Scheme.

        Ineligible Foreign Shareholder means a Scheme Shareholder whose address shown in the Recall Share Register is a place which Iron Mountain reasonably determines is a place that it is unlawful or unduly onerous to issue that Scheme Shareholder with New Iron Mountain Shares when the Scheme becomes Effective (provided that a Scheme Shareholder whose address shown in the Recall Share Register is within Australia and its external territories, New Zealand, United Kingdom, Hong Kong, Singapore, Canada or the United States will not be an Ineligible Foreign Shareholder).

        Insolvency Event means, in relation to an entity:

  (a)
  the entity resolving that it be wound up or a court making an order for the winding up or dissolution of the entity;

  (b)
  a liquidator, provisional liquidator, administrator, receiver, receiver and manager or other insolvency official being appointed to the entity or in relation to the whole, or a substantial part, of its assets;

  (c)
  the entity executing a deed of company arrangement;

  (d)
  the entity ceases, or threatens to cease to, carry on substantially all the business conducted by it as at the date of this Deed;

  (e)
  the entity is or becomes unable to pay its debts when they fall due within the meaning of the Corporations Act (or, if appropriate, legislation of its place of incorporation); or

  (f)
  the entity being deregistered as a company or otherwise dissolved.

        Iron Mountain Antitrust Approval Reimbursement Fee means A$76,500,000.

        Iron Mountain Board means the board of directors of Iron Mountain.

        Iron Mountain Competing Transaction means a proposed or possible transaction or arrangement which, if the transaction or arrangement is entered into or completed would result in a Third Party:

  (a)
  acquiring (whether directly or indirectly) or becoming the holder of, or otherwise acquiring, having a right to acquire or having an economic or beneficial interest in or control of all or a substantial part of the business and assets of the Iron Mountain Group, taken as a whole;

  (b)
  acquiring (whether directly or indirectly), under that transaction or arrangement, the power to exercise, or control the exercise of, the right to vote attached to 30% or more of the Iron Mountain Shares;

  (c)
  acquiring control (as determined in accordance with section 50AA of the Corporations Act) of Iron Mountain; or

  (d)
  otherwise acquiring or merging with Iron Mountain, whether by way of takeover offer, scheme of arrangement, shareholder approved acquisition, capital reduction or buy back, sale or purchase of shares or assets, joint venture, dual-listed company structure (or other synthetic merger), or other transaction or arrangement.

        Iron Mountain Disclosure Letter means a letter identified as such provided by Iron Mountain to Recall and counter signed by Recall prior to entry into this Deed.

        Iron Mountain Group means Iron Mountain and each of its subsidiaries and a reference to a 'Iron Mountain Group Member' or a 'member of the Iron Mountain Group' is to Iron Mountain or any of its subsidiaries.

        Iron Mountain Indemnified Parties means Iron Mountain and any other member of the Iron Mountain Group, and all of their respective directors, officers and employees.

        Iron Mountain Information means information regarding the Iron Mountain Group; the merged Recall-Iron Mountain entity following implementation of the Scheme; the Scheme Consideration and Iron Mountain's intentions in relation to Recall Group's business, assets and employees, provided by Iron Mountain to Recall in writing for inclusion in the Scheme Booklet (which includes the prospectus included in the Iron Mountain Registration Statement and which, for the avoidance of doubt, excludes the Recall Information and the Independent Expert's Report or an investigating accountants report).

        Iron Mountain Material Adverse Change means one or more changes, events, occurrences, facts or matters which, whether individually or when aggregated with all such changes, events, occurrences or matters of a like kind, has had or would reasonably be expected to have a material adverse effect on the assets and liabilities (taken as a whole), condition (financial or otherwise), business or results of operations of the Iron Mountain Group taken as a whole, other than those changes, events, occurrences or matters:

  (a)
  which are required or permitted by, or arise out of the announcement or pendency of, this Deed, the Scheme or the transactions contemplated by them;

  (b)
  which took place with the written consent of Recall;

  (c)
  which Iron Mountain Fairly Disclosed in an announcement made to the NYSE prior to entry into this Deed or in the Iron Mountain Disclosure Letter, or which Recall had actual knowledge of prior to the date of this Deed;

  (d)
  which relate to costs and expenses incurred by Iron Mountain associated with the Scheme process including all fees payable to external advisors of Iron Mountain, to the extent such amounts are Fairly Disclosed in writing to Recall;

  (e)
  that are or that arise from:

  (i)
  general changes in economic, political or business conditions (including interest rates and exchange rates), or in securities, credit or financial markets;

  (ii)
  from changes in law, regulation or policy of any Government Agency (including any change in the judicial or administrative interpretation of any law, regulation or policy);

  (iii)
  the commencement, occurrence, continuation or escalation of any war, armed hostilities or acts of terrorism; or

  (iv)
  the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity, but excluding any change, event, occurrence or matter which has a disproportionate adverse effect on the Iron Mountain Group, taken as a whole, as compared to other participants in the principal industries in which the Iron Mountain Group operates;

  (f)
  that are or that arise from changes or prospective changes to US GAAP or the interpretation of those principles by any professional body or Government Agency;

  (g)
  that are or that arise from a change in the market price or trading volume of Iron Mountain Shares (although this exception will not prevent the underlying cause of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been an Iron Mountain Material Adverse Change); or

  (h)
  that are or that arise from a failure by Iron Mountain to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of this Deed (although this exception will not prevent the underlying cause of such failure, if not falling within any other exception, from being taken into account in determining whether there has been an Iron Mountain Material Adverse Change).

        Iron Mountain Prescribed Occurrence means other than:

  (a)
  as required or permitted by this Deed, Scheme or the Deed Poll;

  (b)
  matters which have been Fairly Disclosed in an announcement made by Iron Mountain to the NYSE or the SEC prior to entry into this Deed or in the Iron Mountain Disclosure Letter; or

  (c)
  as agreed to in writing by Recall,

  the occurrence of any of the following between the date of this Deed and 8am on the Second Court Date:

  (a)
  Iron Mountain converting all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the Iron Mountain Group (other than a direct or indirect wholly owned subsidiary of Iron Mountain or an Iron Mountain joint venture entity) resolving to reduce its share capital in any way or reclassifying, combining, splitting or redeeming or repurchasing directly or indirectly any of its shares;

  (c)
  any member of the Iron Mountain Group (other than a direct or indirect wholly owned subsidiary of Iron Mountain or an Iron Mountain joint venture entity):

  (i)
  entering into a buy-back agreement; or

  (ii)
  resolving to approve the terms of a buy-back agreement;

  (d)
  any member of the Iron Mountain Group declaring, paying or distributing any dividend, bonus or other share of its profits or assets or returning or agreeing to return any capital to its shareholders (other than any such dividend, payment or other distribution paid by a direct or indirect wholly owned subsidiary of Iron Mountain or an Iron Mountain joint venture entity to Iron Mountain or to any direct or indirect subsidiary of Iron Mountain or Iron Mountain joint venture entity, provided that, any such dividend, payment or other distribution paid by or to an Iron Mountain joint venture entity is paid or made, as the case may be, on a prorata basis to all shareholders or equityholders of such joint venture entity), except for:

  (i)
  any ordinary dividend declared or paid in respect of any reporting period, which is consistent with Iron Mountain's existing dividend policy and practice and Iron Mountain's projections as of the date of this Deed which have been made available to Recall (which for the avoidance of doubt, shall include any increase in dividend consistent with earnings growth); and

    (ii)
    any dividend (whether payable in the form of cash, Iron Mountain Shares or other property) that Iron Mountain is required to pay in order to maintain compliance with its real estate investment trust status obligations or that is necessary to avoid the imposition on Iron Mountain of (i) U.S. federal income tax or any state or local income, franchise or other tax imposed on or measured by net or taxable income or (ii) any U.S. federal, state or local excise tax;

  (e)
  any member of the Iron Mountain Group issuing, agreeing to issue or announcing an intent to issue any shares or other securities (including any securities convertible into shares or other securities), other than:

  (i)
  the issuance of Iron Mountain Shares prior to the First Court Date as part of an Event Driven Equity Financing, up to a maximum number of 21,056,034;

  (ii)
  the issuance of Iron Mountain Shares issuable pursuant to Iron Mountain's equity awards that (A) are outstanding on the date of this Deed pursuant to the terms of the applicable equity plans as in effect immediately prior to the date of this Deed, or (B) are granted under Iron Mountain's existing equity plans as in effect immediately prior to the date of this Deed in the ordinary course and consistent with past practice;

  (iii)
  any issue by an Iron Mountain Group Member to Iron Mountain or another direct or indirect wholly owned subsidiary of Iron Mountain, or

  (iv)
  any issue of Iron Mountain Shares described in d(ii) of this definition of Iron Mountain Prescribed Occurrence;

  (f)
  Iron Mountain making any change to its certificate of incorporation or bylaws without the consent of Recall;

  (g)
  any member of the Iron Mountain Group disposing, or agreeing to dispose, of (a) the whole, or a substantial part, of the Iron Mountain Group's business representing five percent (5%) or more of the Iron Mountain Group's 2014 fiscal year annual revenue or (b) property or assets of US$200 million or more;

  (h)
  any member of the Iron Mountain Group creating, or agreeing to create, any encumbrance over the whole or a substantial part of the Iron Mountain Group's business or property;

  (i)
  any member of the Iron Mountain Group acquiring, or agreeing to acquire, any business, entity or undertaking, where that acquisition, if completed, will or is reasonably likely to have a materially adverse effect on the prospects of obtaining any regulatory approval to be sought in relation to the Transaction; or

  (j)
  an Insolvency Event occurring in relation to an Iron Mountain Group Member

        Iron Mountain Proxy Statement means the proxy statement to be sent to Iron Mountain Shareholders for the purpose of obtaining the Iron Mountain Shareholder Approval.

        Iron Mountain Registration Statement means the registration statement on Form S-4 to be filed by Iron Mountain with the SEC in connection with the registration under the Securities Act of the Iron Mountain Shares to be issued in connection with the Scheme, and in which the Iron Mountain Proxy Statement will be included as a prospectus.

        Iron Mountain Reimbursement Fee means A$25,500,000.

        Iron Mountain Reporting Documents has the meaning given in paragraph (n) of Schedule 1.

        Iron Mountain Representations and Warranties means the representations and warranties of Iron Mountain set out in Schedule 1.

        Iron Mountain Share means a validly issued, fully paid and non-assessable share of Iron Mountain common stock.

        Iron Mountain Shareholder Approval means the approval of Iron Mountain shareholders referred to in clause 3.1(c) which is required under the NYSE Listing Rules to the issue of new Iron Mountain Shares in connection with the Scheme.

        Iron Mountain Sub means an Australian wholly owned subsidiary of Iron Mountain, to be incorporated by Iron Mountain after the date of this Deed.

        Iron Mountain Superior Proposal means a bona fide Iron Mountain Competing Transaction of the kind referred to in either paragraph (a), (c) or (d) of the definition of Iron Mountain Competing Transaction (and not resulting from a breach by Iron Mountain of its obligations under this Deed including, without limitation, clause 12) which the Iron Mountain Board, acting in good faith, and after taking written advice from its legal and Financial Advisors, determines is:

  (a)
  reasonably capable of being valued and reasonably likely to be completed on a timely basis, taking into account all aspects of the Iron Mountain Competing Transaction and the person making it (including such person's identity, reputation and financial condition), including without limitation having regard to legal, regulatory and financial matters and any conditions precedents; and

  (b)
  more favourable to Iron Mountain Shareholders than the Scheme, taking into account all terms and conditions of the Iron Mountain Competing Transaction.

        IRS means the United States Internal Revenue Service.

        Joint Defense Agreement means that certain Joint Defense and Common Interest Agreement among external counsel, acknowledged and agreed to by each of Iron Mountain and Recall dated 9 May 2015.

        Listing Rules mean the official listing rules of the ASX.

        New Iron Mountain CDI means CHESS Depositary Interest, being a unit of beneficial ownership in a new Iron Mountain Share registered in the name of CDN, to be issued under the Scheme.

        New Iron Mountain Share means a new Iron Mountain Share to be issued under the Scheme.

        Nonqualifying Income means any amount that is treated as gross income for purposes of Section 856 of the Code and which is not described in Section 856(c)(3) of the Code.

        NYSE means the New York Stock Exchange or such other stock exchange in the United States of America upon which the Iron Mountain Shares are listed.

        Order means any decree, judgment, injunction, direction, writ or other order, whether temporary, preliminary or permanent, made or given by a court of competent jurisdiction or by another Government Agency.

        Pre-Closing Restructuring has the meaning given in clause 4.10.

        Proceeds has the meaning given in clause 4.6(a)(ii).

        RG 60 means Regulatory Guide 60 issued by ASIC in September 2011.

        Recall Board means the Recall board of directors.

        Recall Competing Transaction means a proposed or possible transaction or arrangement which, if the transaction or arrangement is entered into or completed would result in a Third Party:

  (a)
  acquiring (whether directly or indirectly) or becoming the holder of, or otherwise acquiring, have a right to acquire or have an economic or beneficial interest in, or control of, all or a substantial part of the business and assets of the Recall Group, taken as a whole;

  (b)
  acquiring (whether directly or indirectly), under that transaction or arrangement, the power to exercise, or control the exercise of, the right to vote attached to 30% or more of the Recall Shares;

  (c)
  acquiring control (as determined in accordance with section 50AA of the Corporations Act) of Recall; or

  (d)
  otherwise acquiring or merging with Recall,

        whether by way of takeover offer, scheme of arrangement, shareholder approved acquisition, capital reduction or buy back, sale or purchase of shares or assets, joint venture, dual-listed company structure (or other synthetic merger), or other transaction or arrangement.

        Recall Disclosure Letter means a letter identified as such provided by Recall to Iron Mountain and countersigned by Iron Mountain prior to entry into this Deed.

        Recall Group means Recall and each of its subsidiaries and a reference to a 'Recall Group Member' or a 'member of the Recall Group' is to Recall or any of its subsidiaries.

        Recall Indemnified Parties means Recall and any other member of the Recall Group, and all of their respective directors, officers and employees.

        Recall Information means information regarding the Recall Group provided by Recall for inclusion in the Scheme Booklet (which for the avoidance of doubt does not include the Iron Mountain Information or the Independent Expert's Report or an investigating accountants report).

        Recall Material Adverse Change means one or more changes, events, occurrences, facts or matters which, whether individually or when aggregated with all such changes, events, occurrences or matters of a like kind, has had or would reasonably be expected to have a material adverse effect on the assets and liabilities (taken as a whole), condition (financial or otherwise), business or results of operations of the Recall Group taken as a whole, other than those changes, events, occurrences or matters:

  (a)
  which are required or permitted by, or arise out of the announcement or pendency of, this Deed, the Scheme or the transactions contemplated by them;

  (b)
  which took place with the written consent of Iron Mountain;

  (c)
  which Recall Fairly Disclosed in an announcement made to the ASX prior to entry into this Deed or in the Recall Disclosure Letter, or which Iron Mountain had actual knowledge of prior to the date of this Deed;

  (d)
  which relate to costs and expenses incurred by Recall associated with the Scheme process including all fees payable to external advisors of Recall, to the extent such amounts are Fairly Disclosed in writing to Iron Mountain;

  (e)
  that are or that arise from:

  (i)
  general changes in economic, political or business conditions (including interest rates and exchange rates), or in securities, credit or financial markets;

  (ii)
  from changes in law, regulation or policy of any Government Agency (including any change in the judicial or administrative interpretation of any law, regulation or policy);

    (iii)
    the commencement, occurrence, continuation or escalation of any war, armed hostilities or acts of terrorism; or

    (iv)
    the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity, but excluding any change, event, occurrence or matter which has a disproportionate adverse effect on the Recall Group, taken as a whole, as compared to other participants in the principal industries in which the Recall Group operates;

  (f)
  that are or that arise from changes or prospective changes to any generally accepted accounting principles in Australia or US GAAP or the interpretation of any of the foregoing principles by any professional body or Government Agency;

  (g)
  that are or that arise from a change in the market price or trading volume of Recall Shares (although this exception will not prevent the underlying cause of any such change, if not falling within any other exception in this definition, from being taken into account in determining whether there has been a Recall Material Adverse Change); or

  (h)
  that are or that arise from a failure by Recall to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of this Deed (although this exception will not prevent the underlying cause of such failure, if not falling within any other exception, from being taken into account in determining whether there has been a Recall Material Adverse Change).

        Recall Performance Right means a performance right in respect of a Recall Share granted under the Recall Performance Share Plan prior to the date of this Deed.

        Recall Performance Share Plan means the Recall Holdings Limited Performance Share Plan dated 24 September 2013, as amended 24 October 2013.

        Recall Prescribed Occurrence means other than:

  (a)
  as required or permitted by this Deed, Scheme or the Deed Poll;

  (b)
  matters which have been Fairly Disclosed in any announcement by Recall to the ASX prior to the entry into this Deed or in the Recall Disclosure Letter; or

  (c)
  as agreed to in writing by Iron Mountain,

        the occurrence of any of the following between the date of this Deed and 8am on the Second Court Date:

  (a)
  Recall converting all or any of its shares into a larger or smaller number of shares;

  (b)
  any member of the Recall Group (other than a direct or indirect wholly owned subsidiary of Recall) resolving to reduce its share capital in any way or reclassifying, combining, splitting or redeeming or repurchasing directly or indirectly any of its shares;

  (c)
  any member of the Recall Group (other than a direct or indirect wholly owned subsidiary of Recall):

  (i)
  entering into a buy-back agreement; or

  (ii)
  resolving to approve the terms of a buy-back agreement under the Corporations Act;

  (d)
  any member of the Recall Group declaring, paying or distributing any dividend, bonus or other share of its profits or assets or returning or agreeing to return any capital, in each case to its shareholders (other than any such dividend, payment or other distribution paid by a direct or indirect wholly owned subsidiary of Recall to Recall or to any direct or indirect wholly owned subsidiary of Recall), except for any ordinary dividend declared or paid in respect of any reporting period, which is consistent with Recall's existing dividend policy and practice and normalized for currency exchange rate fluctuations (which for the avoidance of doubt, shall include any increase in dividend consistent with earnings growth);

  (e)
  any member of the Recall Group issuing or agreeing to issue any shares or other securities (including any securities convertible into shares or other securities), other than:

  (i)
  Recall issuing Recall Shares in accordance with the terms of any Recall Performance Rights or Recall Retention Rights set out in Schedule 5 or any dividend in accordance with paragraph (d) of this definition or granted pursuant to clause (ii) below;

  (ii)
  Recall issuing any further performance rights or retention rights pursuant to the Recall Performance Share Plan as part of annual award of performance rights and retention rights to employees following release of Recall's financial results for the financial year ending 30 June 2015 or otherwise in the ordinary course of business, in each case, subject to the limitations set forth in the Recall Disclosure Letter; or

  (iii)
  any issue by a Recall Group Member to Recall or another direct or indirect wholly owned subsidiary of Recall.

  (f)
  Recall making any change to its Constitution without the consent of Iron Mountain;

  (g)
  any member of the Recall Group disposing, or agreeing to dispose, of the whole, or a substantial part, of the Recall Group's business or property;

  (h)
  any member of the Recall Group creating, or agreeing to create, any encumbrance over the whole or a substantial part of the Recall Group's business or property;

  (i)
  any member of the Recall Group acquiring, or agreeing to acquire, any business, entity or undertaking, where that acquisition, if completed, will or is reasonably likely to have a material adverse effect on the prospects of obtaining any regulatory approval to be sought in relation to the Transaction; or

  (j)
  an Insolvency Event occurring in relation to a Recall Group Member.

        Recall Registry means Link Market Services Limited (ACN 083 214 537).

        Recall Reimbursement Fee means A$25,500,000.

        Recall Reporting Documents has the meaning given in paragraph (l) of Schedule 2.

        Recall Representations and Warranties means the representations and warranties of Recall set out in Schedule 2.

        Recall Retention Right means a retention right in respect of a Recall Share granted under the Recall Performance Share Plan prior to the date of this Deed.

        Recall Share means a fully paid ordinary share of Recall.

        Recall Shareholder means each person who is recorded in the Recall Share Register as the holder of one or more Recall Shares.

        Recall Share Register means the register of members of Recall maintained in accordance with the Corporations Act.

        Recall Superior Proposal means a bona fide Recall Competing Transaction of the kind referred to in either paragraph (a), (c) or (d) of the definition of Recall Competing Transaction (and not resulting from a breach by Recall of its obligations under this Deed including, without limitation, clause 12)

which the Recall Board, acting in good faith, and after taking written advice from its legal and Financial Advisors, determines is:

  (a)
  reasonably capable of being valued and reasonably likely to be completed on a timely basis, taking into account all aspects of the Recall Competing Transaction and the person making it (including such person's identity, reputation and financial condition), including without limitation having regard to legal, regulatory and financial matters and any conditions precedents; and

  (b)
  more favourable to Recall Shareholders than the Scheme, taking into account all terms and conditions of the Recall Competing Transaction.

        Recipient has the meaning given in clause 16(b).

        Record Date means 5pm on the fifth Business Day after the Effective Date, or such later date as may be agreed to in writing by Iron Mountain and Recall.

        Records Management Business means the physical storage, indexing, retention, retrieval and delivery of paper documents and physical information (excluding digital information), the destruction and/or shredding of such documents or physical information upon a customer's instruction to destroy, and related services and activities. For the avoidance of doubt, data protection, data management and digital services and related activities, as well as document and information destruction and/or shredding services and activities not arising from physical storage and retention, are hereby excluded from the definition of Records Management Business.

        Regulator's Draft means the draft of the Scheme Booklet in a form which is provided to ASIC for approval pursuant to section 411(2) of the Corporations Act.

        Regulatory Approval means an approval set out in clause 3.1(a).

        Related Bodies Corporate has the meaning set out in the Corporations Act.

        Relevant Change of US Tax Law means (i) any change of the FIRPTA Rules, (ii) any issuance of any revenue ruling by the IRS interpreting the FIRPTA Rules, (iii) any publication of a court decision interpreting the FIRPTA Rules, (iv) any issuance of any notice of proposed rulemaking by the IRS and the United States Treasury Department in respect of the FIRPTA Rules, and (v) any issuance of any private letter ruling of the IRS interpreting the FIRPTA Rules.

        Release Document has the meaning given in clause 13.5(f).

        REIT Requirements has the meaning given in clause 13.5(f).

        Representative means, in respect of a party, each of its subsidiaries and each director, officer, employee, contractor, advisor or agent of that party or any of its subsidiaries.

        Retention Plan has the meaning given in Schedule 6, paragraph(e).

        Sale Agent means a person appointed by Iron Mountain (after consultation with Recall and with Recall's approval, not to be unreasonably withheld) to sell the New Iron Mountain Shares that are attributable to Ineligible Foreign Shareholders.

        Scheme means the scheme of arrangement under Part 5.1 of the Corporations Act between Recall and the Scheme Shareholders, the form of which is attached as Annexure 2, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and agreed to in writing by Iron Mountain, Iron Mountain Sub and Recall.

        Scheme Booklet means the information described in clause 5.1(f) to be approved by the Court and despatched to the Recall Shareholders and which must include the Scheme, an explanatory statement complying with the requirements of the Corporations Act, the Corporations Regulations and RG60, an independent expert's report, notices of meeting and proxy form and the Cash Election Form.

        Scheme Consideration means the consideration to be provided by Iron Mountain to each Scheme Shareholder for the transfer to Iron Mountain Sub of each Scheme Share, as determined in accordance with clause 4.2.

        Scheme Meeting means the meeting of Recall Shareholders ordered by the Court to be convened under section 411(1) of the Corporations Act.

        Scheme Share means a Recall Share held by a Scheme Shareholder as at the Record Date.

        Scheme Shareholders means holders of fully paid ordinary shares in Recall recorded in the Recall Share Register as at the Record Date.

        Second Court Date means the first day on which an application made to the Court for an order under section 411(4)(b) of the Corporations Act approving the Scheme is heard.

        Securities Act means the United States Securities Act of 1933.

        subsidiary has the meaning set out in the Corporations Act.

        Supplementary Canadian Tax Opinion has the meaning given in the Demerger Deed relating to the effect of the Transaction.

        Supplier has the meaning given in clause 16(b).

        Tax or Taxes means all United States federal, state and local as well as all non-United States federal, state and local taxes, charges, levies or other like assessments imposed by any governmental authority, including any income, gross receipts, license, severance, occupation, premium, environmental (including taxes under Code Section 59A), customs, duties, profits, disability, alternative or add-on minimum, estimated, withholding, payroll, employment, unemployment insurance, social security (or similar), excise, sales, use, value-added, occupancy, franchise, real property, personal property, business and occupation, mercantile, escheat, unclaimed property, windfall profits, capital stock, stamp, transfer, workmen's compensation or other taxes, charges, levies or other like assessments of any kind whatsoever, together with any interest, penalties, additions to tax or additional amounts imposed by any Government Agency, whether disputed or not.

        Tax Act means the Income Tax Assessment Act 1997 (Cth).

        Taxing Authority means any Government Agency responsible for the administration of any Taxes.

        Tax Matters Agreement means the Tax Matters Agreement by and between Brambles USA, Inc., a Delaware corporation, and Recall Corporation, a Delaware corporation, dated as of November 25, 2013.

        Tax Return means any returns, declarations, statements, claim for refund, election, estimate, reports, forms and information returns and any schedules or amendments thereto relating to Taxes.

        Third Party means a person other than Iron Mountain and its Associates.

        Third Party Recipient has the meaning given in clause 12.4(a).

        Timetable means the indicative timetable for the implementation of the Transaction set out in Annexure 1.

        Transaction means the acquisition of Recall by Iron Mountain Sub through implementation of the Scheme in accordance with the terms of this Deed.

        Treasury Regulations has the meaning given in the Recital C.

        US GAAP means generally accepted accounting principles in the United States of America.

        VWAP means the volume weighted average trading price of the Iron Mountain Shares, calculated by dividing the total value by the total volume of securities traded for the relevant period.

1.2
Interpretation

        In this Deed, headings are for convenience only and do not affect interpretation and, unless the context requires otherwise:

  (a)
  words importing the singular include the plural and vice versa;

  (b)
  words importing a gender include any gender;

  (c)
  other parts of speech and grammatical forms of a word or phrase defined in this Deed have a corresponding meaning;

  (d)
  a reference to a person includes an individual, the estate of an individual, a corporation, a limited liability company, an authority, an association or a joint venture, a partnership, a trust and any Government Agency;

  (e)
  a reference to a clause, party, Attachment, exhibit or schedule is a reference to a clause of, and a party, Attachment, exhibit and schedule to this Deed, and a reference to this Deed includes any Attachment, exhibit and schedule;

  (f)
  a reference to a statute, regulation, proclamation, ordinance or by law includes all statutes, regulations, proclamations, ordinances or by laws amending, consolidating or replacing it, whether passed by the same or another Government Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by laws issued under that statute;

  (g)
  a reference to any document (including this Deed) is to that document as varied, novated, ratified or replaced from time to time;

  (h)
  the word 'includes' in any form is not a word of limitation;

  (i)
  a reference to '$', 'A$' or 'dollar' is to the lawful currency of Australia;

  (j)
  a reference to 'US$' is to the lawful currency of the United States of America;

  (k)
  a reference to 'Australian dollar equivalent' shall mean the amount in Australian dollars based on the mid-point of the buy/sell price quoted in the Australian Financial Review (print edition) on the Record Date (or if it is not published on that day, then the mid-point of the buy/sell price quoted in the Australian Financial Review when it is next published in a print;

  (l)
  a reference to any time is to the time in Sydney, Australia;

  (m)
  a term defined in or for the purposes of the Corporations Act has the same meaning when used in this Deed; and

  (n)
  a reference to the Listing Rules includes any variation, consolidation or replacement of those rules and is to be taken to be subject to any waiver or exemption granted by the ASX to the compliance of those rules.

1.3
Business Day

        Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

1.4
Contra proferentem excluded

        No term or condition of this Deed will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this Deed or a provision of it.

1.5
Awareness

(a)
Where a representation or warranty is given 'so far as Recall is aware' or with a similar qualification as to Recall's awareness or knowledge, Recall's awareness or knowledge is limited to and deemed only to include those facts, matters or circumstances of which Doug Pertz, Mark Wratten, Barry Medintz or Ron Domanico is aware, after reasonable due enquiry, as at the date of this Deed.

(b)
Where a representation or warranty is given 'so far as Iron Mountain is aware' or with a similar qualification as to Iron Mountain's awareness or knowledge, Iron Mountain's awareness or knowledge is limited to and deemed only to include those facts, matters or circumstances of which William Meaney, Rod Day, Ernie Cloutier or Jeff Lawrence is aware, after reasonable due enquiry, as at the date of this Deed.

1.6
Fairly Disclosed

        A reference to a fact, matter, circumstance or thing being Fairly Disclosed to a party means disclosed in writing to any of that party or any of its Representatives in good faith and in sufficient detail so as to reasonably apprise a party (or one of its Representatives) as to the nature and scope of the relevant matter, event, circumstance or thing.

1.7
Obligation to use reasonable endeavours binding on Group

(a)
An obligation imposed by this Deed on Recall to use reasonable endeavours to ensure that an act or thing occurs or does not occur is to be read as including an obligation on Recall to cause its subsidiaries to use reasonable endeavours to ensure that such act or thing occurs or does not occur, as the case may be.

(b)
An obligation imposed by this Deed on Iron Mountain to use reasonable endeavours to ensure that something occurs or does not occur is to be read as including an obligation on Iron Mountain to cause its subsidiaries to use reasonable endeavours to ensure that such act or thing occurs or does not occur, as the case may be.

2      Agreement to proceed with the Transaction

(a)
Recall agrees to propose the Scheme on and subject to the terms of this Deed.

(b)
Iron Mountain agrees with Recall to assist Recall to propose the Scheme, and to procure Iron Mountain Sub to assist Recall propose the Scheme, on and subject to the terms of this Deed.

3      Conditions precedent and pre-implementation steps

3.1
Conditions precedent

        Subject to this clause 3, the Scheme will not become Effective, and the obligations of Iron Mountain under clause 4.2 are not binding, until each of the following conditions precedent is satisfied or waived (to the extent and in the manner set out in clause 3.5):

  (a)
  Regulatory Approvals: before 5pm on the Business Day before the Second Court Date.

    (i)
    FIRB:

    (A)
    the Treasurer of Australia or his delegate provides written advice or confirmation to Iron Mountain that there is no objection under the FATA or the foreign investment policy of the Australian Government to the acquisition by Iron Mountain Sub of the Recall Shares under the Scheme, and that advice is not subject to conditions, or is subject only to conditions that are acceptable to Iron Mountain acting reasonably; or

    (B)
    the Treasurer of Australia becomes precluded by passage of time from making any order under Part II of the FATA in respect of the acquisition by Iron Mountain Sub of the Recall Shares under the Scheme;

    (ii)
    NZ OIO: Iron Mountain has received in writing any consent required under the Overseas Investment Act 2005 (New Zealand) and the Overseas Investment Regulations 2005 (New Zealand) for the acquisition by Iron Mountain Sub of the Recall Shares under the Scheme, whether or not such approval is subject to conditions;

    (iii)
    ASX: ASX provides approval for the admission of Iron Mountain to the official list of the ASX and the approval for official quotation of New Iron Mountain CDIs, whether or not such approval is subject to conditions;

    (iv)
    NYSE: approval from the NYSE to the listing of the New Iron Mountain Shares to be issued pursuant to the Scheme;

    (v)
    HSR/Antitrust: Competition Approval having been obtained in the United States under the HSR Act and consistent with clause 5.4(f) (the HSR/Antitrust Approval); and

    (vi)
    Other Competition Approvals: all Competition Approvals (other than the HSR/Antitrust Approval) have been obtained (or, in the case of a waiting period or filing, have terminated or expired or have been made, as the case may be)

    (together Regulatory Approvals).

  (b)
  Recall Shareholder approval: Recall Shareholders approve the Scheme at the Scheme Meeting by the requisite majorities under the Corporations Act.

  (c)
  Iron Mountain Shareholder approval: Iron Mountain shareholders approve the issue of new Iron Mountain Shares in connection with the Scheme by the requisite majority under the NYSE Listing Rules.

  (d)
  Court approval: The Court approves the Scheme in accordance with section 411(4)(b) of the Corporations Act.

  (e)
  Restraints: no applicable law shall have been enacted and no final and non-appealable Order shall be in effect that prevents, makes illegal or prohibits the consummation of the Transaction.

  (f)
  No Recall Prescribed Occurrence: no Recall Prescribed Occurrence occurs between the date of this Deed and 8am on the Second Court Date.

  (g)
  No Recall Material Adverse Change: no Recall Material Adverse Change occurs between the date of this Deed and 8am on the Second Court Date.

  (h)
  Recall Representations and Warranties:

  (i)
  the Recall Representations and Warranties contained in paragraphs (a) (Validly Existing), (b) (Authority), (c) (Power), and (d) (Deed Binding) of Schedule 2 shall be true and correct in all material respects as at the date of this Deed and as at 8am on the Second

      Court Date (or if a representation or warranty is expressed to be operative as at any other date, as at that date);

    (ii)
    the Recall Representations and Warranties contained in paragraph (f) (Capital Structure) of Schedule 2 shall be true and correct in all respects as at the date of this Deed and as at 8am on the Second Court Date (or if a representation or warranty is expressed to be operative as at any other date, as at that date), except for any failure to be so true and correct that is immaterial; and

    (iii)
    all other Recall Representations and Warranties shall be true and correct (without giving effect to any limitation as to "materiality" or "Recall Material Adverse Change" set forth therein) as at the date of this Deed and as at 8am on the Second Court Date (or if a representation or warranty is expressed to be operative as at any other date, as at that date), except where the failure of such representations and warranties to be true and correct has not had and would not be reasonably be expected to have a Recall Material Adverse Change.

  (i)
  No Iron Mountain Prescribed Occurrence: no Iron Mountain Prescribed Occurrence occurs between the date of this Deed and 8am on the Second Court Date.

  (j)
  No Iron Mountain Material Adverse Change: no Iron Mountain Material Adverse Change occurs between the date of this Deed and 8am on the Second Court Date.

  (k)
  Iron Mountain Representations and Warranties:

  (i)
  the Iron Mountain Representations and Warranties contained in paragraphs (a) (Validly Existing), (b) (Authority), (c) (Iron Mountain Sub), (d) (Power), and (e) (Deed Binding) of Schedule 1 shall be true and correct in all material respects as at the date of this Deed and as at 8am on the Second Court Date (or if a representation or warranty is expressed to be operative as at any other date, as at that date);

  (ii)
  the Iron Mountain Representations and Warranties contained in paragraph (h) (Capital Structure) of Schedule 1 shall be true and correct in all respects as at the date of this Deed and as at 8am on the Second Court Date (or if a representation or warranty is expressed to be operative as at any other date, as at that date), except for any failure to be so true and correct that it is immaterial; and

  (iii)
  all other Iron Mountain Representations and Warranties shall be true and correct (without giving effect to any limitation as to "materiality" or "Iron Mountain Material Adverse Change" set forth therein) as at the date of this Deed and as at 8am on the Second Court Date (or if a representation or warranty is expressed to be operative as at any other date, as at that date), except where the failure of such representations and warranties to be true and correct has not had and would not be reasonably be expected to have an Iron Mountain Material Adverse Change.

  (l)
  Tax Matters: a Distribution Tax Opinion and a Supplementary Canadian Tax Opinion have been delivered in accordance and in compliance with the Tax Matters Agreement and the Demerger Deed, respectively, which opinions have not been modified or withdrawn.

  (m)
  Australian Tax Ruling: before 8am on the Second Court Date, Recall has received confirmation from the Australian Taxation Office that it is prepared to issue a Class Ruling, in form and substance satisfactory to Recall and Iron Mountain (in each case acting reasonably), confirming that shareholders in Recall will be eligible to choose roll-over relief under Subdivision 124-M of the Tax Act to the extent to which they receive New Iron Mountain CDIs or New Iron Mountain Shares in exchange for their Recall Shares pursuant to the Scheme.

3.2
Reasonable endeavours

(a)
Recall must use its reasonable endeavours to ensure that the condition precedent in clauses 3.1(f), 3.1(g), 3.1(h) and 3.1(l) are satisfied.

(b)
Iron Mountain must use its reasonable endeavours to ensure that the condition precedent in clauses 3.1(c), 3.1(i), 3.1(j), and 3.1(k) are satisfied.

(c)
Each party must use its reasonable endeavours to ensure that:

(i)
the conditions precedent in clauses 3.1(a), 3.1(b), 3.1(d), 3.1(e) and 3.1(m) are satisfied; and

(ii)
there is no occurrence within the control of Recall or Iron Mountain (as the context requires) that would prevent the conditions precedent in clause 3.1, which such party must use reasonable endeavours to satisfy, being satisfied.

3.3
Regulatory Approvals

        Without limiting clause 3.2, in relation to Regulatory Approvals (excluding the Competition Approvals, which are addressed separately under clause 5.4):

  (a)
  Iron Mountain and Recall must promptly apply for each such Regulatory Approval and take all steps required as part of the approval process, including responding to requests for information at the earliest practicable time;

  (b)
  Iron Mountain and Recall each have the right to be represented and make submissions at any proposed meeting with any Government Agency relating to any such Regulatory Approval;

  (c)
  Iron Mountain and Recall must each promptly provide to the other party all information reasonably requested in connection with the applications for such Regulatory Approvals;

  (d)
  Iron Mountain and Recall must each consult with the other party in advance in relation to all communications (whether written or oral direct or via a Representative) with any Government Agency relating to any such Regulatory Approval (Communications), and in relation to each material step in the process of obtaining each such Regulatory Approval, and keep the other party fully informed of progress in relation to the obtaining of the Regulatory Approval; and

  (e)
  Without limiting clause 3.3(d), Iron Mountain and Recall must each:

  (i)
  provide the other party with drafts of any material written Communications to be sent to a Government Agency, and allow the other party a reasonable opportunity to make comments on them prior to them being sent; and

  (ii)
  promptly provide copies of any material written Communications received from a Government Agency.

3.4
Iron Mountain Shareholder Approval

        Without limiting clause 3.2, Iron Mountain must:

  (a)
  as soon as reasonably practicable after the date of this Deed:

  (i)
  prepare and file the Iron Mountain Registration Statement with the SEC; and

  (ii)
  apply to the NYSE for listing of the Iron Mountain Shares to be issued in accordance with this Deed and the Scheme;

  (b)
  subject to clause 8.4, include in the Iron Mountain Proxy Statement a statement by the Iron Mountain Board:

  (i)
  unanimously recommending that Iron Mountain Shareholders vote in favour of the issuance of the New Iron Mountain Shares to the Recall Shareholders in the Scheme; and

  (ii)
  that each Iron Mountain Board member will, at the Iron Mountain Shareholder Meeting, vote, or procure the voting of any Iron Mountain Shares (as applicable) held by or on behalf of the Iron Mountain Board Member at the time of the Iron Mountain Shareholder Meeting in favour of the issuance of the New Iron Mountain Shares to the Recall Shareholders in the Scheme

  (c)
  consult with Recall as to the content and presentation of the Iron Mountain Registration Statement, including:

  (i)
  providing to Recall drafts of the Iron Mountain Registration Statement for the purpose of enabling Recall to review and comment on the draft document;

  (ii)
  providing to Recall a revised draft of the Iron Mountain Registration Statement within a reasonable time before the final draft to be lodged with the SEC is finalised and to enable Recall to review that draft before the date of its submission; and

  (iii)
  obtaining written approval from Recall for the form and content in which any information provided by Recall appears in the Iron Mountain Registration Statement.

  (d)
  promptly respond to requests for information from the SEC or the NYSE in relation to the Iron Mountain Registration Statement or the Transaction at the earliest practicable time;

  (e)
  use all reasonable endeavours to ensure that Recall's Representatives have the right to be represented and make submissions at any proposed meeting with the SEC or the NYSE in relation to the Iron Mountain Registration Statement or the Transaction;

  (f)
  keep Recall informed of any matters raised by the SEC or the NYSE in relation to the Iron Mountain Registration Statement or the Transaction, and use reasonable endeavours to take into consideration in resolving such matters any issues raised by Recall;

  (g)
  use reasonable endeavours to have the Iron Mountain Registration Statement declared effective by the staff of the SEC under the Securities Act as promptly as practicable after such initial filing with the SEC and to keep the Iron Mountain Registration Statement effective as long as necessary to implement and consummate the Scheme;

  (h)
  promptly prepare and file with the SEC any amendment or supplement to the Iron Mountain Registration Statement or the Iron Mountain Proxy Statement so that any of the information contained therein would not include any misstatement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

  (i)
  send the Iron Mountain Proxy Statement to holders of Iron Mountain Shares as soon as practicable following effectiveness of the Iron Mountain Registration Statement under the Securities Act; and

  (j)
  convene and hold the Iron Mountain Shareholder Meeting to obtain the Iron Mountain Shareholder Approval as soon as reasonably practicable after the date of this Deed, and in any event hold the meeting at least 10 Business Days prior to the scheduled date for the Scheme Meeting.

3.5
Waiver of conditions precedent

(a)
The conditions precedent in clauses 3.1(a)(other than clause 3.1(a)(iii)), 3.1(b), 3.1(c), 3.1(d) and 3.1(e) are for the benefit of both Iron Mountain and Recall and may only be waived in accordance with applicable law and with the agreement in writing of Iron Mountain and Recall.

(b)
The conditions precedent in clauses 3.1(f), 3.1(g), 3.1(h) and 3.1(l) are for the sole benefit of Iron Mountain and may only be waived by Iron Mountain (in its absolute discretion) in writing.

(c)
The conditions precedent in clauses 3.1(a)(iii), 3.1(i), 3.1(j), 3.1(k), and 3.1(m) are for the sole benefit of Recall and may only be waived by Recall (in its absolute discretion) in writing.

(d)
If a party waives the breach or non-fulfilment of any of the conditions precedent in clause 3.1, that waiver does not prevent it from suing the other party for any breach of this Deed that resulted in the breach or non-fulfilment of the condition precedent.

(e)
Waiver of a breach or non-fulfilment in respect of one condition precedent does not constitute:

(i)
a waiver of breach or non-fulfilment of any other condition precedent resulting from the same event; or

(ii)
a waiver of breach or non-fulfilment of that condition precedent resulting from any other event.

3.6
Termination on failure of condition precedent

(a)
If any event occurs which would, or in fact does, prevent any of the conditions precedent in clause 3.1 (other than the condition precedent in clause 3.1(h) or 3.1(k)) from being satisfied prior to the End Date, the parties must, prior to the termination of this Deed, consult in good faith to:

(i)
consider and if agreed determine whether the Transaction may proceed by way of alternative means or methods;

(ii)
consider and if agreed change the date of the application made to the Court for an order under section 411(4)(b) of the Corporations Act approving the Scheme or adjourning that application (as applicable) to another date agreed to in writing by Iron Mountain and Recall (being a date no later than 5 Business Days before the End Date); or

(iii)
consider and if agreed extend the End Date.

(b)
Subject to clause 3.6(d), if the parties are unable to reach agreement under clause 3.6(a) within 10 Business Days of becoming aware of the relevant occurrence or by the End Date, then unless that condition precedent is waived by Iron Mountain or Recall as provided in clause 3.5, then either party may terminate this Deed without any liability to the other party because of that termination (except under clause 13 if applicable), unless the relevant occurrence or the failure of the condition precedent to be satisfied, or the failure of the Scheme to become Effective, arises out of a breach by the terminating party of this Deed (for the avoidance of doubt, in such circumstances, the party which is not the terminating party of this Deed may still terminate this Deed). For the avoidance of doubt, nothing in this clause 3.6(b) affects the obligation of Iron Mountain to pay the Iron Mountain Antitrust Approval Reimbursement Fee, if it is required to do so under clause 13.9.

(c)
Subject to any rights or obligations arising under or pursuant to clauses that are expressed to survive termination (including by virtue of clause 13.3(a), 13.10(a), 13.10(c) and 13.13), on termination of this Deed, no party shall have any rights against or obligations to any other party under this Deed except for those rights and obligations which accrued prior to termination.

(d)
If the Recall Shareholder approval condition in clause 3.1(b) is not satisfied only because of a failure to obtain the majority required by section 411(4)(a)(ii)(A) of the Corporations Act, then either party may by written notice within 3 Business Days after the date of the conclusion of the Scheme Meeting require the approval of the Court to be sought, pursuant to the Court's discretion in that section, provided the party has in good faith formed the view that the prospect of the Court exercising its discretion in that way is reasonable.

3.7
Certain notices

(a)
If Recall or Iron Mountain becomes aware that any condition precedent has been satisfied, it must promptly notify the other in writing of that fact.

(b)
If Recall or Iron Mountain becomes aware of a breach or non-fulfilment of a condition precedent, or that an event has occurred that will or would be reasonably likely to prevent a condition precedent from being satisfied prior to the End Date, it must immediately notify the other in writing of that fact.

(c)
If a condition precedent is not satisfied by the time and date specified, the parties agree that (unless there is not a reasonable prospect that the condition precedent will be satisfied before the End Date) Recall must make an application to defer the Second Court Date until such time (not later than the Business Day before the End Date) as reasonably required to enable the relevant condition precedent to be satisfied.

(d)
Recall and Iron Mountain (as the case may be) must promptly advise each other orally and in writing of any change or event causing, or which, so far as can reasonably be foreseen, would cause:

(i)
a representation or warranty provided in this Deed by the relevant party to be false;

(ii)
a breach or non-fulfilment of any of the conditions precedent; or

(iii)
a material breach of this Deed by the relevant party.

(e)
Notwithstanding the above, in the case of clauses (a), (b) and (d) or this section 3.7, no such notification shall affect or be deemed to modify any representation or warranty of Recall or Iron Mountain set forth in this Deed or the conditions to the obligations of Recall or Iron Mountain to consummate the transactions contemplated by this Deed or the remedies available to the parties hereunder.

4      Transaction steps

4.1
Scheme

        Recall must propose a scheme of arrangement under which all of the Scheme Shares will be transferred to Iron Mountain Sub and the Scheme Shareholders will be entitled to receive the Scheme Consideration.

4.2
Scheme Consideration

(a)
Subject to the terms and conditions of this Deed and the Scheme, Iron Mountain undertakes and warrants to Recall that in consideration of the transfer to Iron Mountain Sub of each Recall Share held by a Scheme Shareholder under the terms of the Scheme, on the Implementation Date Iron Mountain will:

(i)
procure that Iron Mountain Sub will accept that transfer; and

  (ii)
  provide to each Scheme Shareholder the Scheme Consideration set out in clause 4.2(b) for the Scheme Shares held by that Scheme Shareholder on the Record Date, in accordance with the terms of this Deed and the Scheme.

(b)
Subject to the terms and conditions of this Deed and the Scheme (including clause 4.6 relating to Ineligible Foreign Shareholders), the Scheme Consideration to be provided to each Scheme Shareholder will be:

(i)
where that Scheme Shareholder has not made a valid Cash Election—the issue by Iron Mountain to that Scheme Shareholder of:

(A)
(i) where the address of that Scheme Shareholder in the Recall Share Register is within Australia (subject to clause 4.2(c))—0.1722 of a New Iron Mountain CDI for each of their Scheme Shares or (ii) where the address of that Scheme Shareholder in the Recall Share Register is outside Australia (subject to clause 4.2(d))—0.1722 of a New Iron Mountain Share for each of their Scheme Shares; and

(B)
the Australian dollar equivalent of US$0.50 in cash for each of their Scheme Shares; or

(ii)
where that Scheme Shareholder has made a valid Cash Election:

(A)
the Australian dollar equivalent of US$0.50 in cash for each of their Scheme Shares; and

(B)
subject to the scale back provisions in clause 4.4, $8.50 (less the Australian dollar equivalent of US$0.50) in cash for each of their Scheme Shares.

(c)
If the address of a Scheme Shareholder in the Recall Share Register is within Australia and either:

(i)
the condition precedent in clause 3.1(a)(iii) is waived by Recall in accordance with this Deed; or

(ii)
Recall in its discretion, following a written request from that Scheme Shareholder prior to the Record Date, determines to do so,

  any Scheme Consideration which would otherwise be provided to that Scheme Shareholder in the form of New Iron Mountain CDIs is to be provided to that Scheme Shareholder in the form of New Iron Mountain Shares (or partly in the form of New Iron Mountain Shares and partly in the form of New Iron Mountain CDIs).

(d)
If the address of a Scheme Shareholder in the Recall Share Register is outside Australia and Recall in its discretion, following a written request from that Scheme Shareholder prior to the Record Date, determines to do so, any Scheme Consideration which would otherwise be provided to that Scheme Shareholder in the form of New Iron Mountain Shares is to be provided in the form of New Iron Mountain CDIs (or partly in the form of New Iron Mountain CDIs and partly in the form of New Iron Mountain Shares).

(e)
Where after the date of this Deed, Iron Mountain issues any Iron Mountain Shares under the exception in paragraph (e)(i) or (e)(iv) of the definition of "Iron Mountain Prescribed Occurrence", but does so at a price per share which is less than the VWAP of an Iron Mountain Share over the 10 consecutive trading days on the NYSE ending on the trading day on the NYSE before the date of issue (the Current Market Price per Share), the exchange ratio referred to in clause 4.2(b) and in the Scheme of 0.1722 of a New Iron Mountain Shares or New Iron Mountain CDIs for each Scheme Share will be adjusted by multiplying 0.1722 (or the exchange ratio which applies by virtue of an earlier application of this clause) by the following fraction:

A ÷ (B+C)

Where:

    A
    is the number of Iron Mountain Shares on issue immediately after the issue of such additional Iron Mountain Shares;

    B
    is the number of Iron Mountain Shares on issue immediately before the issue of such additional Iron Mountain Shares; and

    C
    is the number of Iron Mountain Shares which the aggregate consideration (if any) received for the issue of such additional Iron Mountain Shares would purchase at the Current Market Price per Share.

4.3
Cash Election Mechanism

(a)
A Scheme Shareholder (other than a Scheme Shareholder to whom the payment of cash consideration under the Scheme is prevented or prohibited by any applicable law, including any order, direction or notice made or given by a court of competent jurisdiction or by another Government Agency) may make a valid cash election for the purposes of clause 4.2(b)(ii) by:

(i)
completing a cash election form in the form accompanying the Scheme Booklet (a Cash Election Form) in accordance with the instructions specified on the form or set out in the Scheme Booklet; and

(ii)
returning the completed Cash Election Form so that it is received in accordance with the instructions by no later than 5:00 p.m. (Sydney time) on the Business Day following the Effective Date, subject to the Scheme Shareholder not having given notice in accordance with the instructions prior to the Record Date that it is withdrawing that election,

  (a Cash Election).

(b)
Subject to clauses 4.3(d) and 4.4, any Cash Election which is made by a Scheme Shareholder will be deemed to apply to all of their Scheme Shares.

(c)
For the avoidance of doubt, a Scheme Shareholder may make a valid Cash Election by complying with the procedure in clause 4.3(a) even though it has validly withdrawn one or more prior such elections.

(d)
If a Scheme Shareholder holds one or more parcels of Scheme Shares as trustee or nominee for, or otherwise on account of, another person, Recall may (at its sole discretion and subject to such conditions as it thinks fit) allow that Scheme Shareholder to make separate Cash Elections in relation to each of those parcels of Scheme Shares (and, for the purpose of calculating the Scheme Consideration to which that Scheme Shareholder is entitled in those circumstances, each such parcel of Scheme Shares will be treated as though it were held by a separate Scheme Shareholder).

(e)
Subject to clause 4.3(f), an election which is not made or deemed to have been made in accordance with this clause 4.3 will not be a valid election for the purpose of the Scheme and will not be recognised by Recall, Iron Mountain Sub or Iron Mountain for any purpose.

(f)
Recall may, with the agreement of Iron Mountain, settle as it thinks fit any difficulty, matter of interpretation or dispute which may arise in connection with determining the validity of any election, and any such decision will be conclusive and binding on Recall, Iron Mountain, Iron Mountain Sub and the relevant Scheme Shareholder.

4.4
Scale back

(a)
This clause 4.4 applies if the valid Cash Elections made by Scheme Shareholders are such that the aggregate amount of cash consideration that would be required to be paid by Iron Mountain under clause 4.2(b)(ii)(B) exceeds $225,000,000. Indicative examples applying the methodology of this clause 4.4 are set forth in Schedule 7 attached hereto.

(b)
Where this clause applies, the aggregate cash consideration to which a Scheme Shareholder who has made a valid Cash Election would otherwise be entitled under clause 4.2(b)(ii)(B) will be as follows:

(i)
if the relevant Scheme Shareholder was a Recall Shareholder as at the date which is 3 trading days on the ASX after the date of this Deed, that Scheme Shareholder will receive:

(A)
$8.50 cash (less the Australian dollar equivalent of US$0.50) per Scheme Share for their first 5,000 Scheme Shares (or, where that Scheme Shareholder holds less than 5,000 Scheme Shares, $8.50 cash (less the Australian dollar equivalent of US$0.50) per Scheme Share for the number of Scheme Shares held by that Scheme Shareholder), provided that, if by using 5,000 as the relevant number in this clause 4.4(b)(i)(A), the total aggregate cash consideration which is payable to all relevant Scheme Shareholders under this clause 4.4(b)(i)(A) would exceed $225,000,000, the 5,000 number will be reduced to the extent required for such total to equal $225,000,000; plus

(B)
an amount determined in accordance with the following formula:

      (A–B) × (C÷D)

      Where:

      A
      is $225,000,000;

      B
      is the aggregate of the amounts which would be payable to all relevant Scheme Shareholders under clause 4.4(b)(i)(A);

      C
      is the number of Scheme Shares held by the relevant Scheme Shareholder (other than those for which the relevant Scheme Shareholder is entitled to payment under clause 4.4(b)(i)(A)); and

      D
      is the aggregate number of Scheme Shares held by all relevant Scheme Shareholders (other than those for which any Scheme Shareholder is entitled to payment under clause 4.4(b)(i)(A)).

  (ii)
  if the relevant Scheme Shareholder was not a Recall Shareholder as at the date which is 3 trading days on the ASX after the date of this Deed, that Scheme Shareholder will receive:

    (A–B) × (C÷D)

      Where:

      A
      is $225,000,000;

      B
      is the aggregate of the amounts which would be payable to all relevant Scheme Shareholders under clause 4.4(b)(i)(A));

      C
      is the number of Scheme Shares held by the relevant Scheme Shareholder (other than those for which the relevant Scheme Shareholder is entitled to payment under clause 4.4(b)(i)(A)); and

      D
      is the aggregate number of Scheme Shares held by all relevant Scheme Shareholders (other than those for which any Scheme Shareholder is entitled to payment under clause 4.4(b)(i)(A)).

(c)
To the extent that the application of clause 4.4(b) results in an aggregate entitlement of a Scheme Shareholder to cash consideration under clause 4.2(b)(ii)(B) that is less than the aggregate amount equal to $8.50 (less the Australian dollar equivalent of US$0.50) multiplied by the number of Scheme Shares that the Scheme Shareholder holds, the Scheme Shareholder will be entitled to receive under clause 4.2(b)(ii)(B), an aggregate number of New Iron Mountain CDIs or New Iron Mountain Shares determined in accordance with the following formula:

  ((X–Y) ÷ X) x Z

  Where:

  X
  is the amount obtained by multiplying the number of Scheme Shares held by that Scheme Shareholder, by $8.50 (less the Australian dollar equivalent of US$0.50);

  Y
  is the aggregate cash consideration which the relevant Scheme Shareholder is entitled to receive under clause 4.4(b); and

  Z
  is the aggregate amount of New Iron Mountain CDIs or New Iron Mountain Shares that Scheme Shareholder would have been entitled to receive under clause 4.2(b)(i) if it had not made a valid Cash Election.

(d)
If Recall or Iron Mountain are of the opinion that several Scheme Shareholders have, before the Record Date, been party to a shareholding splitting or division in an attempt to obtain an advantage in terms of the aggregate cash consideration to be received in accordance with clause 4.4(b), then Recall and Iron Mountain must consult in good faith to determine whether such matters have arisen and if agreement is reached between Recall and Iron Mountain following such consultation Recall must give notice to those Scheme Shareholders:

(i)
setting out the names and registered addresses of all of them;

(ii)
stating that opinion; and

(iii)
attributing to one of them specifically identified in the notice the Recall Shares held by all of them,

and, after the notice has been so given, the Scheme Shareholder specifically identified in the notice shall, for the purposes of the Scheme, be taken to hold all those Recall Shares and each of the other Scheme Shareholders whose names are set out in the notice shall, for the purposes of the Scheme, be taken to hold no Recall Shares.

(e)
If on the application to the Court by Recall under section 411(1)(b) of the Corporations Act for orders convening the Scheme Meeting, the Court determines that the scale back mechanism in this clause 4.4 would result in the creation of a separate class of members for the purposes of voting on the Scheme, because it would result in Scheme Shareholders who are on the Recall Share Register three ASX trading days after the date of this Deed who make a valid Cash Election receiving all cash consideration for up to their first 5,000 Scheme Shares, the parties agree to amend the scale back mechanism in clause 4.4(b) (and in the corresponding provision in the Scheme) so that no such separate class is created.

4.5
Fractional entitlements

(a)
Where the calculation of the aggregate number of New Iron Mountain CDIs or New Iron Mountain Shares to be issued to a particular Scheme Shareholder would result in the issue of a fraction of a New Iron Mountain CDI or New Iron Mountain Share, the number will be rounded:

(i)
if the fractional entitlement is less than 0.5—down to the nearest whole number of New Iron Mountain CDIs or New Iron Mountain Shares (as the case may be); and

(ii)
otherwise—up to the nearest whole number of New Iron Mountain CDIs or New Iron Mountain Shares (as the case may be).

(b)
Where the calculation of the aggregate cash consideration payable to a particular Scheme Shareholder would result in the payment of a fraction of a cent, the amount will be rounded:

(i)
if the fractional entitlement is less than 0.5—down to the nearest cent; and

(ii)
otherwise—up to the nearest cent.

(c)
If Recall or Iron Mountain are of the opinion, formed reasonably, that several Scheme Shareholders, each of which holds a holding of Recall Shares which results in a rounding under this clause 4.5, have, before the Record Date, been party to a shareholding splitting or division in an attempt to obtain an advantage by reference to such rounding, then Recall and Iron Mountain must consult in good faith to determine whether such matters have arisen and if agreement is reached between Recall and Iron Mountain following such consultation Recall must give notice to those Scheme Shareholders:

(i)
setting out the names and registered addresses of all of them;

(ii)
stating that opinion; and

(iii)
attributing to one of them specifically identified in the notice the Recall Shares held by all of them,

  and, after the notice has been so given, the Scheme Shareholder specifically identified in the notice shall, for the purposes of the Scheme, be taken to hold all those Recall Shares and each of the other Scheme Shareholders whose names are set out in the notice shall, for the purposes of the Scheme, be taken to hold no Recall Shares.

4.6
Ineligible Foreign Shareholders

(a)
Iron Mountain has no obligation to allot or issue New Iron Mountain Shares to an Ineligible Foreign Shareholder under the Scheme and, instead:

(i)
Iron Mountain must issue the New Iron Mountain Shares attributable to, and which would otherwise be required to be provided to, the Ineligible Foreign Shareholder under the Scheme to the Sale Agent;

(ii)
Iron Mountain must procure that, within 20 Business Days after the Implementation Date, the Sale Agent, in consultation with Iron Mountain, sells or procures the sale (including on an aggregated or partially aggregated basis), in the ordinary course of trading on the NYSE, of all the New Iron Mountain Shares issued to the Sale Agent and remits to Iron Mountain the proceeds of sale (after deduction of any applicable brokerage, stamp duty and other costs, taxes and charges) (the Proceeds); and

(iii)
Iron Mountain must, within 25 Business Days after the Implementation Date, pay, or procure the payment, to each Ineligible Foreign Shareholder the amount calculated in accordance with the following formula and rounded down to the nearest cent:

    A=(B/C) × D

    where

    A is the amount to be paid to the Ineligible Foreign Shareholder;

    B is the number of New Iron Mountain Shares attributable to, and that would otherwise have been issued to, that Ineligible Foreign Shareholder had it not been a Ineligible Foreign Shareholder and which are instead issued to the Sale Agent;

    C is the total number of New Iron Mountain Shares attributable to, and which would otherwise have been issued to, all Ineligible Foreign Shareholders collectively and which are instead issued to the Sale Agent; and

    D is the Proceeds (as defined in clause 4.6(a)(ii)).

(b)
None of Iron Mountain, Recall or the Sale Agent gives any assurance as to the price that will be achieved for the sale of New Iron Mountain Shares described in this clause 4.6, and the sale of the New Iron Mountain Shares under this clause 4.6 will be at the risk of the Ineligible Foreign Shareholder.

(c)
Iron Mountain must appoint the Sale Agent at least two weeks prior to the Scheme Meeting.

4.7
Shares to rank equally

        Iron Mountain covenants in favour of Recall (in its own right and on behalf of the Scheme Shareholders) that:

  (a)
  the New Iron Mountain Shares to be issued under the Scheme (including those issued to CDN in connection with the New Iron Mountain CDIs) will rank equally in all respects with all existing Iron Mountain Shares; and

  (b)
  on issue each such New Iron Mountain Share will be fully paid and free from any mortgage, charge, lien, encumbrance or other security interest.

4.8
No amendment to the Scheme without consent

        Recall must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of, the Scheme without the prior written consent of Iron Mountain.

4.9
Performance Rights and Retention Rights

        Recall must take such action as is necessary after the Effective Date and prior to the Record Date to ensure that any Performance Rights and Retention Rights which have not already vested, do vest and convert prior to the Record Date (which action shall include the Recall Board (i) accelerating the exercise period under such rights such that all rights convert or are exercised prior to the Record Date and (ii) notifying such holders of such accelerating prior to the Scheme Meeting), and Recall must, prior to the Record Date, issue the number of Recall Shares required by the terms of those Performance Rights and Retention Rights on such vesting, so that the relevant former holders of the Performance Rights or Retention Rights, as the case may be, can participate in the Scheme.

4.10
United States Tax Treatment

(a)
Each of Iron Mountain, Recall and their respective subsidiaries must use reasonable endeavours to cause the Transaction to qualify as a "qualified stock purchase" within the meaning of Section 338(d) of the Code. Without limitation of the foregoing, and subject to the limitations in clause 7.1, (i) to the extent that any member of the Recall Group intends to incur indebtedness as permitted under this Deed between the date hereof and the Implementation Date, Recall shall reasonably cooperate and consult with Iron Mountain with respect to the location of such debt incurrence, and (ii) Recall shall consult in good faith with Iron Mountain with respect to the allocation of other indebtedness of the Recall Group Members among the Recall Group Members, in each case, in a manner intended to achieve the treatment described in the immediately preceding sentence. For the avoidance of doubt, the parties hereto acknowledge and agree that Iron Mountain shall be permitted, in its sole discretion and to the extent permitted by law, to make elections under (i) Section 338 of the Code with respect to Recall and its subsidiaries and (ii) Treasury Regulations Section 301.7701-3 with respect to any subsidiary of Recall, which election may be retroactively effective to a date prior to the Implementation Date. None of Iron Mountain, Recall or any of their respective subsidiaries will take (or fail to take) any action, or allow any affiliate to take (or fail to take) any action, that could reasonably be expected to preclude any of the foregoing.

(b)
Prior to the Implementation Date, Recall shall, and shall cause its subsidiaries to, effect the transactions set forth on Schedule 8 (the Pre-Closing Restructuring). Recall shall have no liability under this Deed as a result of or in connection with giving effect to the Pre-Closing Restructuring, and any Recall Representation and Warranty relating to Recall's power, authority or ability to perform its obligations under this Deed does not extend its obligations in respect of the Pre-Closing Restructuring.

(c)
After the date hereof and prior to the Implementation Date, Recall shall deliver, or cause to be delivered, upon the reasonable request of Iron Mountain, one or more duly executed certificates, in each case in substantially the form of Schedule 9 attached hereto in respect of the date and with respect to Recall Corporation or Recall Finance Americas Inc. as identified in Iron Mountain's request (including any notifications to the IRS related thereto) (it being acknowledged and agreed that Iron Mountain shall not object to the delivery by Recall of any such certificate that is in the form of Schedule 9 hereto), provided, however, that Recall shall not be required to comply with this clause 4.10(c) or deliver any such certificate if, after the date hereof, (i) a Relevant Change of US Tax Law occurs or (ii) the nature of operations, the composition and the nature of the assets, or the nature and the amount of income of Recall Corporation and its U.S. subsidiaries changes materially such that, in either case, Recall, in its reasonable discretion based upon advice of a nationally recognized United States counsel or accounting firm, will be unable to deliver, or cause to be delivered, any such certificate.

5      Implementation

5.1
Recall obligations

        Recall must take all necessary steps to implement the Scheme as soon as is reasonably practicable, including doing each of the following:

  (a)
  Timetable: use reasonable endeavours to ensure that each step in the Timetable is met by the relevant date set out beside that step (subject to the assumptions and limitations set forth in the Timetable);

  (b)
  Recall Information: prepare the Recall Information for inclusion in the Scheme Booklet and prepare and promptly provide to Iron Mountain the Recall Information for inclusion in the Iron Mountain Registration Statement, and ensure that the Recall Information complies, in all material respects, with all applicable laws, including with the Securities Act, the Corporations Act, the Corporations Regulations, RG 60 and the Listing Rules;

  (c)
  Merged entity information: provide all assistance and information reasonably requested by Iron Mountain in connection with the preparation by Iron Mountain of information for inclusion in the Scheme Booklet and the Iron Mountain Registration Statement regarding the merged Recall-Iron Mountain entity that will exist following implementation of the Scheme, and ensure that the information in the form it is provided complies, in all material respects, with all applicable laws, including with the Securities Act, the Corporations Act, the Corporations Regulations, RG 60 and the Listing Rules;

  (d)
  Further Recall information: provide to Iron Mountain, and to the extent practicable promptly provide to Recall Shareholders, such further or new information relating to Recall as may arise after the Scheme Booklet has been sent until the date of the Scheme Meeting as may be necessary to ensure that Recall Information contained in the Scheme Booklet is not, having regard to applicable disclosure requirements, false, misleading or deceptive in any material respect (including because of any material omission);

  (e)
  Independent Expert: promptly appoint the Independent Expert, and any investigating accountant to be appointed in connection with the preparation of the Scheme Booklet or the Independent Expert's report, and provide all assistance and information reasonably requested by them in connection with the preparation of the Independent Expert's report, and any investigating accountant's report, for inclusion in the Scheme Booklet (including any updates to such report) and any other materials to be prepared by them for inclusion in the Scheme Booklet (including any updates thereto);

  (f)
  Consultation with Iron Mountain in relation to Scheme Booklet: consult with Iron Mountain as to the content and presentation of the Scheme Booklet including:

  (i)
  providing to Iron Mountain drafts of the Scheme Booklet and the Independent Expert's Report for the purpose of enabling Iron Mountain to review and comment on those draft documents (in relation to the Independent Expert's Report, Iron Mountain's review is to be limited to a factual accuracy review);

  (ii)
  providing to Iron Mountain a revised draft of the Scheme Booklet within a reasonable time before the Regulator's Draft is finalised and to enable Iron Mountain to review the Regulator's Draft before the date of its submission; and

  (iii)
  obtaining written approval from Iron Mountain for the form and content in which the Iron Mountain Information appears in the Scheme Booklet.

  (g)
  Approval of draft for ASIC: as soon as reasonably practicable after the preparation of an advanced draft of the Scheme Booklet suitable for review by ASIC, procure that a meeting of the Recall Board, or of a committee of the Recall Board appointed for the purpose, is held to consider approving that draft as being in a form appropriate for provision to ASIC for its review and approval for the purposes of section 411(2) of the Corporations Act;

  (h)
  Liaison with ASIC: as soon as reasonably practicable after the Recall Board or Recall Board committee meeting referred to in clause 5.1(g):

  (i)
  provide an advanced draft of the Scheme Booklet, in a form approved in accordance with clauses 5.1(g), to ASIC for its review and approval for the purposes of section 411(2) of the Corporations Act; and

  (ii)
  liaise with ASIC during the period of its consideration of that draft of the Scheme Booklet and keep Iron Mountain reasonably informed of any matters raised by ASIC in relation to the Scheme Booklet and use reasonable endeavours, in consultation with Iron Mountain, to resolve any such matters;

  (i)
  Approval of Scheme Booklet: as soon as reasonably practicable after the conclusion of the review by ASIC of the Scheme Booklet, procure that a meeting of the Recall Board, or of a committee of the Recall Board appointed for the purpose, is held to consider approving the Scheme Booklet for despatch to the Recall Shareholders, subject to orders of the Court under section 411(1) of the Corporations Act;

  (j)
  Section 411(17)(b) statement: apply to ASIC for the production of:

  (i)
  an indication of intent letter stating that it does not intend to appear before the Court on the First Court Date; and

    (ii)
    a statement under section 411(17)(b) of the Corporations Act stating that ASIC has no objection to the Scheme;

  (k)
  ASIC and ASX review: keep Iron Mountain informed of any matters raised by ASIC or the ASX in relation to the Scheme Booklet or the Transaction, and use reasonable endeavours to take into consideration in resolving such matters any issues raised by Iron Mountain;

  (l)
  First Court hearing: apply to the Court for orders pursuant to section 411(1) of the Corporations Act directing Recall to convene the Scheme Meeting;

  (m)
  Registration of explanatory statement: request ASIC to register the explanatory statement included in the Scheme Booklet in relation to the Scheme in accordance with section 412(6) of the Corporations Act;

  (n)
  Court documents: consult with Iron Mountain in relation to the content of the documents required for the purpose of each of the Court hearings held for the purpose of sections 411(1) and 411(4)(b) of the Corporations Act in relation to the Scheme (including originating process, affidavits, submissions and draft minutes of Court orders) and consider in good faith, for the purpose of amending drafts of those documents, comments from Iron Mountain and its Representatives on those documents;

  (o)
  Send Scheme Booklet: send the Scheme Booklet to holders of Recall Shares as soon as practicable after, and in accordance with, the orders of the Court to convene the Scheme Meeting;

  (p)
  Scheme Meeting: convene the Scheme Meeting to approve the Scheme in accordance with the orders made by the Court pursuant to section 411(1) of the Corporations Act;

  (q)
  Court approval: (subject to all conditions precedent in clause 3.1, other than the condition relating to Court approval of the Scheme, being satisfied or waived in accordance with this Deed) apply to the Court for orders approving the Scheme as agreed to by the Recall Shareholders at the Scheme Meeting;

  (r)
  Certificate: at the hearing on the Second Court Date provide to the Court a certificate confirming whether or not the conditions precedent in clause 3.1 (other than the condition precedent relating to Court approval of the Scheme) have been satisfied or waived in accordance with this Deed. A draft of such certificate must be provided by Recall to Iron Mountain by 4pm on the Business Day prior to the Second Court Date;

  (s)
  Lodge copy of Court order: lodge with ASIC an office copy of the Court order in accordance with section 411(10) of the Corporations Act approving the Scheme on the day such office copy is received (or such later date as agreed in writing by Iron Mountain);

  (t)
  Scheme Consideration: close the Recall Share Register as at the Record Date and determine entitlements to the Scheme Consideration in accordance with the Scheme and the Deed Poll;

  (u)
  Registration: subject to Iron Mountain having provided the Scheme Consideration in accordance with the Scheme and Deed Poll, register all transfers of Recall Shares held by Scheme Shareholders to Iron Mountain Sub on the Implementation Date;

  (v)
  Compliance with laws: do everything reasonably within its power to ensure that the Transaction is effected in accordance, in all material respects, with all applicable laws and regulations;

  (w)
  Listing: take all reasonable steps to maintain Recall's listing on the ASX, notwithstanding any suspension of the quotation of Recall Shares, up to and including the Implementation Date, including making appropriate applications to the ASX and ASIC;

  (x)
  Suspension of trading: apply to the ASX to suspend trading in Recall Shares with effect from the close of trading on the Effective Date; and

  (y)
  Recall Prescribed Occurrence: ensure that no Recall Prescribed Occurrence occurs between the date of this Deed and 8am on the Second Court Date.

5.2
Iron Mountain's obligations

        Iron Mountain must take all necessary steps to implement the Scheme as soon as is reasonably practicable, including doing each of the following:

  (a)
  Timetable: use reasonable endeavours to ensure that each step in the Timetable is met by the relevant date set out beside that step (subject to the assumptions and limitations set forth in the Timetable);

  (b)
  Iron Mountain Registration Statement: prepare the Iron Mountain Registration Statement in accordance with clause 3.4, and ensure that it complies, in all material respects, with all applicable laws (including any order, direction or notice made or given by a court of competent jurisdiction or by another Government Agency) and convene and hold the Iron Mountain Shareholder Meeting to obtain the Iron Mountain Shareholder Approval in accordance with clause 3.4;

  (c)
  Iron Mountain Information: prepare and promptly provide to Recall the Iron Mountain Information (which includes the prospectus included in the Iron Mountain Registration Statement) for inclusion in the Scheme Booklet, and ensure that it complies, in all material respects, with all applicable laws, and in particular by the Corporations Act, the Corporations Regulations, RG60 and the Listing Rules, and consent to the inclusion of that information in the Scheme Booklet;

  (d)
  Further Iron Mountain information: provide to Recall so that it can be promptly provided to Recall Shareholders such further or new information relating to Iron Mountain as may arise after the Scheme Booklet has been sent until the date of the Scheme Meeting as may be necessary to ensure that Iron Mountain Information contained in the Scheme Booklet is not, having regard to applicable disclosure requirements, false, misleading or deceptive in any material respect (including because of any material omission);

  (e)
  Review of Scheme Booklet: review the drafts of the Scheme Booklet prepared by Recall and provide any comments promptly on those drafts;

  (f)
  Independent Expert's report: subject to the Independent Expert entering into arrangements with Iron Mountain including in relation to confidentiality in a form reasonably acceptable to Iron Mountain, provide any assistance or information reasonably requested by Recall or by the Independent Expert in connection with the preparation of the Independent Expert's report to be sent together with the Scheme Booklet;

  (g)
  Court representation: procure that it is represented by counsel at the Court hearing convened for the purposes of section 411(4)(b) of the Corporations Act, at which, through its counsel, Iron Mountain will undertake (if requested by the Court) to do all such things and take all such steps within its power as are necessary in order to ensure the fulfilment of its obligations under this Deed and the Scheme;

  (h)
  Deed Poll: on or before the Business Day prior to the First Court Date, enter into the Deed Poll and procure that Iron Mountain Sub will enter into the Deed Poll;

  (i)
  Share transfer: if the Scheme becomes Effective, accept, or procure that Iron Mountain Sub will accept, a transfer of the Scheme Shares as contemplated by clause 4.2;

  (j)
  Compliance with laws: do everything reasonably within its power to ensure that the Transaction is effected in accordance, in all material respects, with all applicable laws and regulations;

  (k)
  Iron Mountain Scheme Consideration: if the Scheme becomes Effective, provide the Scheme Consideration in the manner and amount contemplated by clause 4 and the terms of the Scheme and Deed Poll; and

  (l)
  Iron Mountain Prescribed Occurrence: ensure that no Iron Mountain Prescribed Occurrence occurs between the date of this Deed and 8am on the Second Court Date.

5.3
Appeal process

        If the Court refuses to make any orders directing Recall to convene the Scheme Meeting or approving the Scheme, Recall and Iron Mountain must:

  (a)
  consult with each other in good faith as to whether to appeal the Court's decision; and

  (b)
  appeal the Court decision unless the parties agree otherwise or an independent senior counsel opines that, in his or her view, an appeal would have no reasonable prospect of success.

5.4
Competition Approvals

(a)
Without limiting any other provision of this Deed, each of Iron Mountain and Recall must use reasonable endeavours to ensure that all Competition Approvals are obtained as soon as practicable after the date of this Deed, and in any event prior to the End Date, and must not take or agree to take any action which would reasonably be expected to materially increase the risk of any Competition Approval not being obtained, or which would reasonably be expected to materially delay the obtaining of any Competition Approval. Nothing set forth in this clause 5.4(a) limits, modifies, waives, amends or otherwise adversely affects:

(i)
Recall's rights under clause 8.2(b); or

(ii)
either party's rights under clause 3.6 or 14.1(c).

(b)
Without limiting the generality of clause 5.4(a), but subject to clause 5.4(c), each of Iron Mountain and Recall must:

(i)
make or cause to be made the filings required of such party or any of its subsidiaries under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the HSR Act), with respect to the Transaction as promptly as practicable (and in any event within 10 Business Days after the date of this Deed, unless a later date is mutually agreed to by the parties),

(ii)
make or cause to be made such other filings as are required or advisable under Antitrust Laws with respect to the Transaction in relation to the Competition Approvals as promptly as reasonably practicable after the date of this Deed;

(iii)
comply at the earliest practicable and advisable date with any request for additional information, documents or other materials received by such party or any of its subsidiaries from the United States Federal Trade Commission (the FTC), the United States Department of Justice (the DOJ) or any other Government Agency under the HSR Act or any other Antitrust Laws; and

(iv)
cooperate in good faith with the other party in obtaining all approvals required under applicable Antitrust Laws and in connection with any such filing and in connection with resolving any investigation or other inquiry of any Competition Authority under any Antitrust Laws with respect to any such filing or any such transaction, provided that Iron Mountain shall be responsible for strategic direction with respect to obtaining all Competition Approvals.

(c)
Each party must:

(i)
consult and reasonably cooperate with the other party, allow the other party to have a reasonable opportunity to review in advance prior to their submission (if applicable) and consider in good faith the views of the other party regarding the form and content of, any filings, correspondence, written Communications, analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either party in connection with proceedings under or relating to any Antitrust Laws;

(ii)
promptly furnish the other party with copies of all correspondence, filings and written Communications between them and their affiliates and their respective representatives, on the one hand, and any Competition Authority or its respective staff on the other hand, with respect to this Deed and the Transaction;

(iii)
give the other party the opportunity to attend and participate in any in-person meetings or telephone calls with the DOJ, the FTC or any other Competition Authority (to the extent permitted by the DOJ, the FTC or such Competition Authority) with respect to the subject matter of this clause 5.4 (including with respect to any of the actions referred to in clause 5.4(e) and clause 5.4(f)) and, if the other party is prohibited by applicable laws or by the DOJ, the FTC or such Competition Authority from attending and participating in any such meetings or calls, keep the other party reasonably apprised with respect thereto to the extent permitted under applicable law; and

(iv)
use its reasonable endeavours to furnish to each other all information required for any application or other filing to be made pursuant to any Antitrust Law in connection with the Transaction;

(v)
not directly or indirectly extend any waiting period under the HSR Act or any other Antitrust Laws or enter into any agreement with a Competition Authority related to this Deed or the Transaction except with the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed).

(d)
Despite any other provisions of this clause 5.4 to the contrary:

(i)
materials provided to the other party pursuant to this clause 5.4 may be redacted:

(A)
to remove information that is unrelated to the transactions contemplated by this Deed;

(B)
as necessary to comply with contractual arrangements, and

(C)
as necessary to address privilege or confidentiality concerns,

    however, all correspondence, filings and written Communications between a party and their affiliates and Representatives, on the one hand, and any Competition Authority or its respective staff on the other hand, with respect to this Deed and the Transaction must be furnished to the other party as they were provided to the Competition Authority although they may be designated subject to review on an "outside counsel only" basis in accordance with clause 5.4(d)(ii) and for correspondence, filings and written Communications with any Competition Authority in North America, they may be redacted to remove information that contains valuation information; and

  (ii)
  each party will have the right to designate any information provided under this clause 5.4 as subject to review on an "outside counsel only" basis by outside counsel to the other party pursuant to and in accordance with the terms of the Joint Defense Agreement.

(e)
Without limiting the generality of clause 5.4(a), but subject to clause 5.4(f), each of Iron Mountain and Recall must use reasonable endeavours to take such action as may be required to cause the expiration or termination of the waiting periods under the HSR Act or other Antitrust Laws with respect to the Transaction as promptly as practicable after the execution of this Deed (and in any event prior to the End Date), including using reasonable endeavours to resolve such objections, if any, as may be asserted by any Competition Authority under any Antitrust Law. In connection therewith and subject to clause 5.4(f), if any Action is instituted (or threatened to be instituted) challenging any Transaction as violative of any Antitrust Law, Iron Mountain and Recall must vigorously contest and resist any such Action (through negotiation, litigation or otherwise), including any Order that is in effect and that prohibits, prevents, delays or restricts the consummation of the Transaction including by pursuing all available avenues of administrative and judicial appeal.

(f)
Notwithstanding anything to the contrary in this Deed, Iron Mountain agrees to take (and to cause each Iron Mountain Group Member to take) as promptly as practicable any and all steps that are necessary or advisable to avoid or eliminate each and every impediment, or that may be required by any Competition Authority, and obtain all Competition Approvals under Antitrust Laws so as to enable the consummation of the Transaction as promptly as practicable (and in any event no later than the End Date), including, as promptly as practicable, proposing, negotiating, accepting, committing to and effecting, by consent decrees, hold separate orders, trusts, or otherwise (and the entry into agreements with, and submission to orders of, the relevant Competition Authority):

(i)
the sale, divestiture, license or disposition of such businesses, service lines and assets of Recall, Iron Mountain and their respective subsidiaries, and

(ii)
operational or other restrictions or limitations on Recall, Iron Mountain and their respective subsidiaries, including with respect to its or their ability to retain one or more of the businesses, service lines or assets of Recall, Iron Mountain or any of their respective subsidiaries,

  (any such sale, divestiture, license or disposition or operational or other restriction or limitation set forth in clause 5.4(f)(i) or 5.4(f)(i)(ii) being hereinafter referred to as a Divestiture Action), in each case as may be required in order to avoid the commencement or entry of, or to effect the dissolution of or vacate or lift, any Order that would otherwise have the effect of preventing or unreasonably delaying (having regard to the End Date) the consummation of the transactions contemplated by this Deed, provided that nothing contained in this Deed shall require Iron Mountain to agree to or effect any Divestiture Action with respect to Recall or Iron Mountain, to the extent that:

    (A)
    such Divestiture Action is not conditioned upon the occurrence of the implementation of the Scheme or is effective prior to the implementation of the Scheme; or

    (B)
    such Divestiture Action, individually or in the aggregate, would require the sale, divestiture, holding separate or other disposition of any assets of the Records Management Business of Iron Mountain, Recall or any of their respective subsidiaries in the United States and Canada that, in the aggregate, generated more than US$30 million of revenue during the twelve month period prior to the date of this Deed (after giving pro forma effect to any acquisitions occurring during the twelve month period prior to the date hereof as if they had occurred as of the first day of such trailing twelve-month period)

(g)
None of the actions taken or proposed to be taken pursuant to clause 5.4(f) shall be deemed to result in a breach of the representations and warranties set forth in this Deed or shall be considered for purposes of determining whether a Recall Material Adverse Change an Iron Mountain Material Adverse Change has occurred.

5.5
Timing of Implementation Date

(a)
The parties acknowledge and agree that it is desirable for the Implementation Date to occur within the first 30 days of any given fiscal quarter of Iron Mountain, and that to achieve that timing the Second Court Date will need to be determined appropriately.

(b)
If, as at a particular date (the Relevant Date), all of the conditions precedent in clause 3.1 (other than clause 3.1(d)) have been satisfied or waived (or would be satisfied if the Relevant Date had been the Second Court Date), but the Relevant Date is not within the first 30 days of a fiscal quarter of Iron Mountain, then on and from the Relevant Date:

(i)
the parties will take all actions necessary to ensure that the Second Court Date is postponed so that the Implementation Date occurs in the first 30 days of the first fiscal quarter of Iron Mountain after the Relevant Date;

(ii)
each party will be taken to have waived, with effect, any conditions precedent in clause 3.1 (other than clause 3.1(d)) (subject only to a party's rights under clause 3.6 in respect of breach or non-satisfaction of a condition precedent prior to the Relevant Date); and

(iii)
each party will be taken to have waived, with effect, any right such party may have to terminate this Deed for material breach by the other party (other than either party's right to terminate pursuant to clause 14.1 for the other party's failure to consummate the Scheme, and subject to a party's right to terminate for a material breach by the other prior to the Relevant Date).

5.6
Conduct of Court proceedings

(a)
Iron Mountain is entitled to separate representation at all Court proceedings affecting the Transaction.

(b)
Nothing in this Deed gives Recall or Iron Mountain any right or power to give undertakings to the Court for or on behalf of the other party without that party's written consent.

5.7
Responsibility statement

        The Scheme Booklet must contain a responsibility statement to the effect that:

  (a)
  Iron Mountain is responsible for the Iron Mountain Information (other than any information provided by Recall to Iron Mountain or obtained from Recall public filings on the ASX regarding the Recall Group contained in, or used in the preparation of, the information regarding the merged Recall—Iron Mountain entity following implementation of the Scheme) contained in the Scheme Booklet; and

  (b)
  Recall is responsible for the Recall Information contained in the Scheme Booklet and is also responsible for the information contained in the Scheme Booklet provided by Recall to Iron Mountain or obtained from Recall public filings on the ASX regarding the Recall Group contained in, or used in the preparation of, the information regarding the merged Recall—Iron Mountain entity following implementation of the Scheme.

5.8
Access to information, premises and senior executives

(a)
Between the date of this Deed and 5pm on the Business Day immediately before the Second Court Date, Recall and Iron Mountain must provide to each other and their respective Representatives reasonable access to information (subject to the Confidentiality Agreement and any existing confidentiality obligations owed to third parties, or applicable privacy laws) and their respective senior executives, as each of Recall and Iron Mountain reasonably requires for the sole purpose of:

  (i)
  implementation of the Scheme; and

  (ii)
  any other purpose agreed to between the parties,

  provided that:

  (iii)
  such requests by a party do not result in unreasonable disruptions to the other party's business; and

  (iv)
  nothing in this clause will require either party to provide information concerning Recall's or Iron Mountain's directors and management's consideration of the Scheme or any actual or potential Recall Competing Transaction or Iron Mountain Competing Transaction.

(b)
Prior to finalisation of the Scheme Booklet, each of Recall and Iron Mountain must provide to each other, their respective Representatives and any investigating accountant with reasonable access (at times mutually agreeable to the parties) to their respective auditors, accountants, books and records (including financial reports, audited or otherwise) for the sole purpose of preparation of the financial statements (including for the merged Recall-Iron Mountain entity, if any) for inclusion in the Scheme Booklet or any investigating accountant's report (and any updates).

6      Appointment of directors/Employee matters

6.1
Appointment of directors to Iron Mountain Board

(a)
Iron Mountain shall:

(i)
on or before the Implementation Date, appoint two existing Recall directors of Iron Mountain's choice to the Iron Mountain Board (conditional on the Scheme becoming Effective), by Iron Mountain board resolution, effective as of the Implementation Date; and

(ii)
nominate such designees for election at the first Iron Mountain annual meeting following the Implementation Date.

(b)
From the date of this Deed up to and including the Implementation Date, Iron Mountain shall not take any action, directly or indirectly, to increase the number of members constituting the Iron Mountain Board as it exists immediately prior to the date of this Deed, other than any increase in the size of the Iron Mountain Board up to twelve or resulting from those actions taken in furtherance of clause 6.1(a).

6.2
Reconstitution of the Recall Board

        On the Implementation Date, but subject to the Scheme Consideration having been provided to Scheme Shareholders and receipt by Recall of signed consents to act, Recall must:

  (a)
  ensure that all directors on the Recall Board (other than the existing Recall directors to be appointed to the Iron Mountain board under clause 6.1), resign as directors of Recall and any other Recall Group Member of which they are a director; and

  (b)
  take all actions necessary to appoint the persons nominated by Iron Mountain as new directors of Recall.

6.3
Deeds of indemnity and insurance

(a)
Subject to the Scheme becoming Effective and implementation of the Transaction occurring, Iron Mountain undertakes in favour of Recall and each other person who is a Recall Indemnified Party that it will:

(i)
for a period of 7 years from the Implementation Date, ensure that the constitutions of Recall and each other Recall Group Member continue to contain such rules as are contained in those constitutions at the date of this Deed that provide for each company to indemnify each of its directors and officers against any liability incurred by that person in his or her capacity as a director or officer of the company to any person other than a Recall Group Member; and

(ii)
procure that Recall and each other Recall Group Member complies with any deeds of indemnity, access and insurance made by them in favour of their respective directors and officers from time to time and, without limiting the foregoing, not take any action which would prejudice or adversely affect any directors' and officers' runoff insurance cover taken out prior to the Implementation Date.

(b)
The undertakings contained in this clause 6.3 are subject to any Corporations Act restriction, or any restriction in the law of a jurisdiction in which an entity is incorporated, and will be read down accordingly.

(c)
Recall receives and holds the benefit of this clause 6.3 to the extent it relates to the other Recall Indemnified Parties, as trustee for them.

6.4
Employee matters

        Subject to the Scheme becoming Effective and implementation of the Transaction occurring, Iron Mountain undertakes that it will comply with the agreements set forth in Schedule 6.

7      Conduct of business

7.1
Conduct of Recall Group business up to the Implementation Date

        Subject to clause 7.2, from the date of this Deed up to and including the Implementation Date, Recall must:

  (a)
  conduct, and ensure that each member of the Recall Group conducts, its business in the ordinary and usual course generally consistent with the manner in which each such business and operations have been conducted in the 12 month period prior to the date of this Deed,

  (b)
  not, and must ensure that each member of the Recall Group must not (1) enter into or amend any employment, consulting, severance or similar agreement or arrangement with directors or senior executives (at the vice president level and above) of Recall or a Recall Group Member or accelerate or otherwise increase compensation or benefits for any such director or senior executive (at the vice president level and above), (2) enter into or materially amend any employment, consulting, severance or similar agreement or arrangement with any employee (excluding directors or senior executives (at the vice president level and above)) of Recall or a Recall Group Member or accelerate or otherwise materially increase compensation or benefits for any such employee of Recall or a Recall Group Member, in each case, other than pursuant to:

  (i)
  the Recall Group's severance plans, policies and programs in effect on the date of this Deed and which have been disclosed in writing to Iron Mountain prior to the date of this Deed, including without limitation the supplemental severance benefits approved by the Recall Board in connection with the transactions contemplated by this Deed;

    (ii)
    Recall policies and guidelines in effect on the date of this Deed and which have been disclosed in writing to Iron Mountain prior to the date of this Deed and any immaterial modifications to Recall Group employee benefit plans;

    (iii)
    employment agreements entered into with new hires, in the ordinary course of business where the annualized base salary for such new hire is no more than US$150,000;

    (iv)
    annual increases in base salary, grants of short-term and long-term incentive compensation bonuses to employees in the ordinary course of business and in no event resulting in an increase of aggregate compensation (A) to any individual employee (below the vice president level) based in the United States, Europe or Australia of more than 10% or an increase to all such employees, in the aggregate, of more than 3%, (B) to any individual employee (below the vice president level) based in Asia or Brazil of more than 12% or an increase to all such employees, in the aggregate, of more than 5%, and (C) to any senior executive (at the vice president level and above) worldwide of more than 5% or an increase to all such senior executives, in the aggregate, of more than 3%; provided that, in no event shall increases in base salary, grants of short-term and long-term incentive compensation bonuses to all employees worldwide exceed 4%, in the aggregate; or

    (v)
    a retention plan adopted or to be adopted by the Recall Group, the terms of which are disclosed in the Recall Disclosure Letter.

  (c)
  not, and must ensure that each member of the Recall Group must not, pay any of its directors or employees a termination or retention payment, other than:

  (i)
  in accordance with contractual arrangements in effect on the date of this Deed and which have been disclosed in writing to Iron Mountain prior to the date of this Deed; or

  (ii)
  retention payments pursuant to the plan adopted pursuant to clause 7.1(b)(v).

  (d)
  not, and must ensure that each member of the Recall Group must not, waive any non-compete rights against Recall Group executives;

  (e)
  not (i) incur any additional financial indebtedness (except for draw-downs on existing banking facilities) or guarantee or indemnify the obligations of any person other than a member of the Recall Group, other than in ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of this Deed, (ii) issue, or agree to issue, or grant an option to subscribe for, debentures (as defined in section 9 of the Corporations Act) other than under an existing financing arrangement which has been Fairly Disclosed in the Recall Disclosure Letter, or (iii) enter into any new financing arrangement or agreement or otherwise provide financial accommodation (other than capitalized leases or customer acquisition costs in the ordinary course of business), or amend the pricing terms, leverage ratio or principal amount of any existing financing arrangement, agreement or instrument, other than, in the case of (i), (ii) or (iii), (A) the refinancing of existing financing arrangements or agreements as of the date of this Deed, provided that the principal amount of obligations and leverage ratio do not increase in any such refinancing (and there is no change to the definition of leverage ratio) or (B) any such arrangement, agreement, financial accommodation (irrespective of what form that accommodation takes) or amendment with, to or among members of the Recall Group,

  (f)
  in respect of any single transaction or series of related or similar transactions, (i) not dispose of any interest in a business, real property or entity, the value of which exceeds US$10 million, individually or when aggregated with all such businesses, real property or entities or (ii) not acquire any interest in a business, real property or entity on terms inconsistent with those set forth in the Recall Disclosure Letter (other than any such disposition or acquisition between or among Recall Group Members);

  (g)
  not incur or enter into commitments involving capital expenditure, whether in one transaction or a series of related transactions, in excess of the aggregate amounts set forth in the fiscal 2015 and fiscal 2016 capital expenditure plans Fairly Disclosed to Iron Mountain prior to the date of this Deed (excluding customer acquisition costs in the ordinary course of business, which shall not be subject to this clause 7.1(h));

  (h)
  not enter into, materially adversely amend or terminate any joint venture or partnership contract for a duration of over two years involving total expenditure greater than US$10 million per annum, individually or when aggregated with all such joint ventures or partnerships;

  (i)
  not enter into any agreement, arrangement or transaction with respect to derivative instruments (including, but not limited to, swaps, futures contracts, forward commitments, or commodity derivatives) or similar instruments, except for (i) foreign currency hedges or interest rate hedges (including basis swaps on interest rates, such that the net period for the floating interest on the swaps is the same period as the net floating interest period on the relevant loan) made in the ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of this Deed and made in accordance with a Recall policy in effect on the date of this Deed and which has been disclosed in writing to Iron Mountain prior to the date of this Deed and (ii) the ordinary course renewals of any such agreements, arrangements, transactions or similar instruments existing as of the date of this Deed;

  (j)
  not pay any fee to any advisor where such fee is contingent on the Transaction (other than as Fairly Disclosed in the Recall Disclosure Letter);

  (k)
  not alter in any material respect any accounting policy of any member of the Recall Group other than any change required by the AIFRS or US GAAP;

  (l)
  not amend in a material respect or terminate any existing shareholders agreement or enter into any shareholders agreement;

  (m)
  not abandon or permit to let lapse or expire any intellectual property material to the business of the Recall Group as currently conducted as of the date of this Deed, and as proposed by the Recall Group as of the date of this Deed to be conducted in the future, except in each case for such intellectual property that the Recall Group has reasonably determined is no longer of commercial value;

  (n)
  not make, change or revoke any material Tax election, change any material method of Tax accounting, file any material amended Tax Return, settle or compromise any audit or proceeding relating to a material amount of Taxes, enter into any closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with respect to any material Tax, or surrender any claim for a refund of a material amount of Taxes, in each case, if any such action would be outside the ordinary course of business of Recall, and not make, change or revoke any election under Treasury Regulations Section 301.7701-3 with respect to Recall or any of its subsidiaries

  (o)
  use reasonable endeavours to:

  (i)
  keep available the services of the Recall Group's officers and all key employees;

    (ii)
    maintain and preserve the Recall Group's relationships with Government Agencies, customers, suppliers, licensors, licensees and others having business dealings with the Recall Group;

    (iii)
    maintain in all material respects, all assets material to the Recall Group in the ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of this Deed, subject to customary wear and tear;

    (iv)
    comply in all material respects with all material contracts to which a member of the Recall Group is a party, and with the laws, authorisations and licences applicable to each member of the Recall Group;

    (v)
    not enter into any lines of business or other activities in which the Recall Group is not engaged or proposed to be engaged as of the date of this Deed, other than those in which the Recall Group has Fairly Disclosed in any announcement by Recall to the ASX prior to the date of this Deed; and

    (vi)
    not take or fail to take any action that constitutes a Recall Prescribed Occurrence or that would reasonably be expected to result in a Recall Prescribed Occurrence;

  (p)
  except for amendments, terminations, or non-renewals in the ordinary course of business consistent with past practice that would not be material to the Recall Group, modify, amend, waive, fail to enforce (in each case, in any material respect), assign or terminate any material contract of the Recall Group or enter into a contract that would be a material contract of the Recall Group if entered into prior to the date hereof (other than material contracts with customers entered into in the ordinary course of business consistent with past practice); and

  (q)
  not agree to do, nor to solicit, encourage or propose any other person to do on Recall's behalf, any of the matters contemplated in clauses 7.1(a) to 7.1(p) (inclusive).

7.2
Exceptions

        Nothing in clause 7.1 restricts the ability of Recall to take any action which:

  (a)
  is required by this Deed or the Scheme;

  (b)
  has been fully and Fairly Disclosed in:

  (i)
  the Recall Disclosure Letter and if the Recall Disclosure Letter permits the carrying out of the action only in accordance with certain conditions, Recall has met those conditions; or

  (ii)
  any announcement by Recall to the ASX prior to the date of this Deed;

  (c)
  has been agreed to in writing by Iron Mountain

7.3
Conduct of Iron Mountain Group business up to the Implementation Date

        Subject to clause 7.4, from the date of this Deed up to and including the Implementation Date, Iron Mountain must:

  (a)
  conduct, and ensure that each member of the Iron Mountain Group conducts, its business in the ordinary and usual course generally consistent with the manner in which each such business and operations have been conducted in the 12 month period prior to the date of this Deed;

  (b)
  not, and must ensure that each member of the Iron Mountain Group must not, enter into or materially amend any employment, consulting, severance or similar agreement or arrangement with directors or senior executives (at the senior vice president level and above), or employees of Iron Mountain or an Iron Mountain Group Member, accelerate or otherwise materially increase compensation or benefits for any of the above, in each case other than pursuant to:

    (i)
    the Iron Mountain Group's severance plans, policies and programs, in effect on the date of this Deed, and which have been publicly filed and disclosed in writing to Recall prior to the date of this Deed;

    (ii)
    Iron Mountain policies and guidelines in effect on the date of this Deed and which have been disclosed in writing to Recall prior to the date of this Deed and any routine modification to Iron Mountain Group employee benefit plans;

    (iii)
    agreements entered into with new hires or promotions; or

    (iv)
    actions taken in the ordinary course of business;

  (c)
  not, and must ensure that each member of the Iron Mountain Group must not, pay any of its directors or employees a termination or retention payment, other than (i) in accordance with arrangements in effect on the date of this Deed and which have been disclosed in writing to Recall prior to the date of this Deed or (ii) payments in the ordinary course of business consistent with past practice;

  (d)
  not, and must ensure that each member of the Iron Mountain Group must not, waive any non-compete rights against Iron Mountain Group senior executives;

  (e)
  not (i) incur any additional financial indebtedness (except for draw-downs on existing, as amended from time to time, banking facilities) or guarantee or indemnify the obligations of any person other than a member of the Iron Mountain Group, other than in ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of this Deed, (ii) enter into any new financing arrangement or agreement or otherwise provide financial accommodation (other than capitalized leases or customer acquisition costs in the ordinary course of business), or amend the pricing terms, leverage ratio or principal amount of any existing, as amended from time to time, financing arrangement, agreement or instrument, or (iii) issue, or agree to issue, or grant an option to subscribe for, debentures (as defined in section 9 of the Corporations Act) other than under an existing, as amended from time to time, financing arrangement which has been Fairly Disclosed in the Iron Mountain Disclosure Letter; except, in the case of (i), (ii) and (iii), (A) either individually or collectively, where such additional indebtedness, guarantee, indemnity, new financing agreement or arrangement, financial accommodation, option or other similar arrangement does not result in Iron Mountain's leverage ratio (as determined in accordance with Iron Mountain's existing credit facilities) exceeding 6.0x or (B) any such arrangement, agreement, financial accommodation (irrespective of what form that accommodation takes) or amendment with, to or among members of the Iron Mountain Group,

  (f)
  not enter into any agreement, arrangement or transaction with respect to derivative instruments (including, but not limited to, swaps, futures contracts, forward commitments, or commodity derivatives) or similar instruments, except for (i) foreign currency hedges or interest rate hedges (including basis swaps on interest rates, such that the net period for the floating interest on the swaps is the same period as the net floating interest period on the relevant loan) made in the ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of this Deed and made in accordance with an Iron Mountain policy in effect on the date of this Deed and which policy has been disclosed in writing to Recall prior to the date of this Deed and (ii) the ordinary course renewals of any such agreements, arrangements, transactions or similar instruments existing as of the date of this Deed;

  (g)
  not pay any fee to any advisor where such fee is contingent on the Transaction (other than as Fairly Disclosed the Iron Mountain Disclosure Letter);

  (h)
  not alter in any material respect any accounting policy of any member of the Iron Mountain Group or other than any change required by US GAAP;

  (i)
  not amend in a material respect or terminate any existing shareholders agreement or enter into any shareholders agreement, other than shareholders agreements relating to shares in Iron Mountain's existing or future joint venture entities;

  (j)
  not abandon or permit to lapse or expire any intellectual property material to the business of the Iron Mountain Group as currently conducted as of the date of this Deed and as proposed by the Iron Mountain Group as of the date of this Deed to be conducted in the future, except in each case for such intellectual property that the Iron Mountain Group has reasonably determined is no longer of commercial value;

  (k)
  elect, effective as of January 1, 2014, to be treated as a real estate investment trust within the meaning of Section 856 of the Code and not revoke such election;

  (l)
  use reasonable endeavours to:

  (i)
  keep available the services of the Iron Mountain Group's officers and all key employees;

  (ii)
  maintain and preserve the Iron Mountain Group's relationships with Government Agencies, customers, suppliers, licensors, licensees and others having business dealings with the Iron Mountain Group;

  (iii)
  maintain in all material respects, all assets material to the Iron Mountain Group in the ordinary and usual course generally consistent with the practice in the 12 month period prior to the date of this Deed, subject to customary wear and tear;

  (iv)
  comply in all material respects with all material contracts to which a member of the Iron Mountain Group is a party, and with the laws, authorisations and licences applicable to each member of the Iron Mountain Group;

  (v)
  not enter into any lines of business or other activities in which the Iron Mountain Group is not engaged or proposed to be engaged as of the date of this Deed, other than those in which (A) the Iron Mountain Group is in the process of exploring or developing or has Fairly Disclosed in any announcement by Iron Mountain to the NYSE or the SEC prior to the date of this Deed or (B) the Emerging Business unit of Iron Mountain Group explores, develops or engages in either prior to or after the date of this Deed; and

  (vi)
  not take or fail to take any action that constitutes an Iron Mountain Prescribed Occurrence or that would reasonably be expected to result in an Iron Mountain Prescribed Occurrence;

  (m)
  not agree to do, nor to solicit, encourage or propose any other person to do on Iron Mountain's behalf, any of the matters contemplated in clauses 7.3(a) to 7.3(l) (inclusive).

7.4
Exceptions

        Nothing in clause 7.3 restricts the ability of Iron Mountain to take any action which:

  (a)
  is required by this Deed or the Scheme;

  (b)
  has been fully and Fairly Disclosed in:

  (i)
  the Iron Mountain Disclosure Letter and if the Recall Disclosure Letter permits the carrying out of the action only in accordance with certain conditions, Recall has met those conditions; or

  (ii)
  any announcement by Iron Mountain to the NYSE or the SEC prior to the date of this Deed; or

  (c)
  has been agreed to in writing by Recall

8  Board recommendations

8.1
Recall Board obligation to unanimously recommend

        Subject to clause 8.2, Recall agrees that the Scheme Booklet and all public announcements by Recall, or a director of Recall, in relation to the Transaction must include statements that:

  (a)
  the Recall Board unanimously recommends that Recall Shareholders vote in favour of the Scheme; and

  (b)
  each director states that he or she will vote all Scheme Shares in his or her control in favour of the Scheme,

  to be qualified only by the words to the effect of:

  (c)
  'in the absence of a Recall Superior Proposal'; and

  (d)
  other than in respect of the Scheme Booklet and any document issued after the Scheme Booklet, 'subject to the Independent Expert providing a report to Recall concluding that the Scheme is in the best interests of Recall Shareholders'.

8.2
Recall Board withdrawal of recommendation

        Subject to Recall's compliance with clauses 12.1 to 12.6 (inclusive), the Recall Board may only make a public statement or take any action that qualifies (in a manner adverse to Iron Mountain) or contradicts its support for the Scheme, or subsequently changes, withdraws or adversely modifies its recommendation referred to in clause 8.1 in favour of the Scheme if:

  (a)
  the Independent Expert provides a report (including any update, revision or amendment thereto) to Recall either before despatch of the Scheme Booklet or before the Scheme Meeting concluding that the Scheme is not in the best interests of Scheme Shareholders (except where the Independent Expert provides a report to Recall concluding that the Scheme is not in the best interests of Scheme Shareholders as a result of a Recall Competing Transaction); or

  (b)
  the Recall Board determines, after Iron Mountain's rights under clause 12.6 have been exhausted, that a Recall Competing Transaction constitutes a Recall Superior Proposal, and, in relation to this clause 8.2(b), the Recall Board shall have determined in good faith, after consultation with its Financial Advisor and outside legal counsel, that failure to take such action would be likely be inconsistent with the directors' fiduciary duties owed by Recall directors under applicable law.

8.3
Iron Mountain Board obligation to unanimously recommend

        Subject to clause 8.4, Iron Mountain agrees that the Iron Mountain Proxy Statement and all public announcements by Iron Mountain, or a director of Iron Mountain, in relation to the Transaction must include statements that:

  (a)
  the Iron Mountain Board unanimously recommends that Iron Mountain Shareholders vote in favour of the issuance of the New Iron Mountain Shares to the Recall Shareholders in the Scheme in the absence of an Iron Mountain Superior Proposal; and

  (b)
  each director states that he or she will vote all Iron Mountain Shares in his or her control in favour of the issuance of the New Iron Mountain Shares to the Recall Shareholders in the Scheme.

8.4
Iron Mountain withdrawal of recommendation

        Subject to Iron Mountain's compliance with clauses 12.8 to 12.11 (inclusive), the Iron Mountain Board may only make a public statement or take any action that qualifies (in a manner adverse to Recall) or contradicts its support for the issuance of the New Iron Mountain Shares, or subsequently changes, withdraws or adversely modifies its recommendation referred to in clause 8.3 in favour of the issuance of the New Iron Mountain Shares if the Iron Mountain Board determines that an Iron Mountain Competing Transaction constitutes an Iron Mountain Superior Proposal, and the Iron Mountain Board shall have determined in good faith, after consultation with its Financial Advisor and outside legal counsel, that failure to take such action would likely be inconsistent with the directors' fiduciary duties owed by Iron Mountain directors under applicable law.

8.5
Recall directors

        Subject to clause 8.2, Recall represents and warrants to Iron Mountain that it has been advised by each director of Recall in office at the date of this Deed that he or she act in accordance with clause 8.1 and 8.2.

8.6
Iron Mountain directors

        Subject to clause 8.4, Iron Mountain represents and warrants to Recall that it has been advised by each director of Iron Mountain in office at the date of this Deed that he or she act in accordance with clause 8.3 and 8.4.

9  Representations and warranties

9.1
Iron Mountain's representations and warranties

        Iron Mountain represents and warrants to Recall (in its own right and separately as trustee or nominee for each of the other Recall Indemnified Parties) that each of the Iron Mountain Representations and Warranties is true and correct.

9.2
Recall representations and warranties

        Recall represents and warrants to Iron Mountain (in its own right and separately as trustee or nominee for each of the other Iron Mountain Indemnified Parties) that each of the Recall Representations and Warranties is true and correct.

9.3
Independent warranties

(a)
Each representation and warranty referred to in clauses 9.1 is to be construed independently of the others and is not limited by reference to any other warranty.

(b)
Each representation and warranty referred to in clauses 9.2 is to be construed independently of the others and is not limited by reference to any other warranty.

9.4
Survival of representations

        Each representation and warranty referred to in clauses 9.1 and 9.2:

  (a)
  is severable; and

  (b)
  survives the termination of this Deed, but will terminate on implementation of the Scheme.

9.5
Timing of representation and warranties

        Each representation and warranty referred to in clauses 9.1 or 9.2 is given:

  (a)
  at the date of this Deed; and

  (b)
  at 8am on the Second Court Date; or

  where expressed to be given at a particular time, at that time.

10  Releases

10.1
Recall directors and officers

(a)
Iron Mountain releases its respective rights, and agrees with Recall that it will not make a claim, against any Recall Indemnified Party (other than Recall) as at the date of this Deed in connection with:

(i)
any breach of any representations, covenants and warranties of Recall or any member of the Recall Group in this Deed; or

(ii)
any disclosures containing any statement which is false or misleading whether in content or by omission,

    except where the Recall Indemnified Party has engaged in fraud or wilful misconduct.

(b)
This clause is subject to any Corporations Act restriction and will be read down accordingly.

(c)
Recall receives and holds the benefit of this clause to the extent it relates to each Recall Indemnified Party as trustee for each of them.

10.2
Iron Mountain directors and officers

(a)
Recall releases its rights, and agrees with Iron Mountain that it will not make a claim, against any Iron Mountain Indemnified Party (other than Iron Mountain) as at the date of this Deed in connection with:

(i)
any breach of any representations, covenants and warranties of Iron Mountain in this Deed; or

(ii)
any disclosure containing any statement which is false or misleading whether in content or by omission,

    except where the Iron Mountain Indemnified Party has engaged in fraud or wilful misconduct.

(b)
This clause is subject to any statutory restriction and will be read down accordingly.

(c)
Iron Mountain receives and holds the benefit of this clause to the extent it relates to each Iron Mountain Indemnified Party as trustee for each of them.

11  Confidentiality/Public Announcements/Joint Marketing

(a)
Recall and Iron Mountain acknowledge and agree that they continue to be bound by the Confidentiality Agreement after the date of this Deed.

(b)
The rights and obligations of the parties under the Confidentiality Agreement survive termination of this Deed.

(c)
The press release and any public presentation or statement issued by Iron Mountain or Recall concerning the execution of this Deed must be jointly agreed upon prior to issuance, and thereafter Iron Mountain and Recall must consult with each other before issuing, and, to the extent practicable, give each other a reasonable opportunity to review and consider in good faith the views of the other party regarding, any press release or other public statement with respect to the transactions contemplated by this Deed, and must not issue any such press release or make any such public statement (including releases to the NYSE, the ASX or the SEC) prior to such consultation, except as may be required by applicable law, fiduciary duties or by obligations pursuant to any listing agreement with the NYSE, the ASX or the SEC, as applicable, or by any Government Agency with jurisdiction over such party. For the avoidance of doubt, Iron Mountain agrees to publicly issue the communication materials set forth on Schedule 10 to this Deed.

(d)
For the avoidance of doubt, the provisions of clause 11(c) do not apply to:

(i)
any announcement, document or publication in connection with a Recall Competing Transaction, Recall Superior Proposal or withdrawal of Recall Board recommendation;

(ii)
any announcement, document or publication in connection with an Iron Mountain Competing Transaction, Iron Mountain Superior Proposal or withdrawal of Iron Mountain Board recommendation;

(iii)
any disclosure by Recall or Iron Mountain of any information concerning this Deed or the transactions contemplated hereby in connection with any dispute between the parties regarding this Deed, the Scheme or the transactions contemplated by this Deed.

(e)
As soon as practicable following the date of this Deed and until the Second Court Date, Recall and Iron Mountain shall use reasonable endeavours to engage in joint marketing efforts to inform the market of the benefits of the Transaction to both parties' shareholders and to solicit the approval of their respective shareholders with respect to the Transaction. Prior to distributing any such joint marketing materials, presentations or other similar information, Iron Mountain and Recall shall consult with each other and agree on the content of any such materials, presentations or other similar information.

12  Exclusivity

12.1
Recall discussions with third parties

        Subject to clause 12.3, during the Exclusivity Period, Recall must not, and must ensure that none of its Representatives:

  (a)
  directly or indirectly participate in or continue any discussions or negotiations with any Third Party in relation to, or which may reasonably be expected to lead to, a Recall Competing Transaction or to Recall abandoning or not proceeding with the Transaction;

  (b)
  provide or make available any information to any Third Party in connection with the formulation, development or finalisation of a Recall Competing Transaction (including by way of providing information and access to perform due diligence on the Recall Group);

  (c)
  enter into any agreement, arrangement or understanding with any Third Party (whether or not in writing and whether or not legally binding) in relation to, or which may reasonably be expected to lead to, a Recall Competing Transaction or to Recall abandoning or not proceeding with the Transaction; or

  (d)
  communicate any intention to do any of these things referred to in clauses 12.1(a) to (c).

12.2
Recall solicitation

        During the Exclusivity Period, Recall must not, and must ensure that none of its Representatives:

  (a)
  directly or indirectly solicit (including by way of providing information concerning the Recall Group to any person) or invite, enquiries, discussions or proposals in relation to, or which may reasonably be expected to lead to, a Recall Competing Transaction or to Recall abandoning or not proceeding with the Transaction; or

  (b)
  communicate to any person an intention to do any of the things referred to in clause 12.2(a).

12.3
Limitation on clause 12.1

        Recall, its subsidiaries and its and its subsidiaries' Representatives may undertake any action that would otherwise be prohibited by clause 12.1 in relation to a bona fide Recall Competing Transaction of the kind referred to in either paragraph (a), (c) or (d) of the definition of Recall Competing Transaction which was not solicited by it and was not otherwise brought about as a result of any breach by it of its obligations under clause 12.1, 12.2 and 12.4 to 12.6, provided that the Recall Board determines, acting in good faith and in consultation with its Financial Advisor and outside legal counsel, that:

  (a)
  the proposed Recall Competing Transaction constitutes, or would reasonably be expected to result in a Recall Superior Proposal; and

  (b)
  not undertaking that action would likely be inconsistent with the directors' duties owed by Recall directors under applicable law, or it would otherwise be unlawful not to take that action.

12.4
Provision of information to Iron Mountain

(a)
During the Exclusivity Period, if:

(i)
Recall (or any or its Related Bodies Corporate or any of their respective Representatives) provides or makes available any information to any Third Party (Third Party Recipient) in connection with the formulation, development or finalisation of a Recall Competing Transaction; and

(ii)
at that time Recall and the Third Party Recipient are not party to a confidentiality agreement imposing on the Third Party Recipient standstill obligations and other obligations that are substantially comparable, in the aggregate, to those imposed on Iron Mountain under the Confidentiality Agreement, then:

  (i)
  Recall must provide Iron Mountain with the same information that Recall has provided to the third Party Recipient to the extent that such information has not previously been provided to Iron Mountain and would reasonably be expected to be material to Iron Mountain; and

  (ii)
  Iron Mountain and Recall acknowledge and agree that the Confidentiality Agreement will be read down such that the standstill obligations of Iron Mountain under the Confidentiality

    Agreement are no more onerous in any material respect than the standstill obligations of the Third Party Recipient and the other obligations of Iron Mountain under the Confidentiality Agreement are substantially comparable, in the aggregate, to the other obligations of the Third Party Recipient, in each case under any confidentiality arrangements between Recall and the Third Party Recipient in relation to a Recall Competing Transaction (whether or not Recall and the Third Party Recipient have entered into a binding confidentiality agreement).

(b)
For the avoidance of doubt, this clause 12.4 applies even where there are no confidentiality arrangements in place between Recall and the Third Party Recipient in relation to a Recall Competing Transaction.

12.5
Notification by Recall of approaches

(a)
During the Exclusivity Period, Recall must notify Iron Mountain as soon as practicable in writing if it, or any member of the Recall Group becomes aware of any:

(i)
proposal (or update to a previous proposal), whether written or otherwise, made to Recall or its Representatives in connection with, or in respect of any exploration or consummation of, a Recall Competing Transaction or a proposed or potential Recall Competing Transaction, whether unsolicited or otherwise; or

(ii)
provision by Recall or its Representatives of any information relating to Recall or any of its subsidiaries or any of their businesses or operations to any person in connection with or for the purposes of a current or future Recall Competing Transaction.

(b)
A notice required under clause 12.5(a) must include the material terms of the proposal, including, if known, the proposed price (or implied value of proposed non-cash consideration); conditions, timing and break fee (if any), but does not need to include details of the party making the proposal.

12.6
Matching right

        During the Exclusivity Period, Recall must:

  (a)
  not enter into any legally binding agreement, arrangement or understanding (whether or not in writing) to undertake a Recall Competing Transaction; or

  (b)
  use its reasonable endeavours to ensure that none of its directors change their recommendation in favour of the Transaction or publicly recommend a Recall Competing Transaction,

  unless:

  (c)
  the Recall Board, acting in good faith, after consultation with its Financial Advisor and outside legal counsel, determines that failure to take such action would likely be inconsistent with the directors' fiduciary duties under applicable law;

  (d)
  the Recall Board, acting in good faith and in consultation with its Financial Advisor and outside legal counsel, determines that the proposed Recall Competing Transaction would constitute a Recall Superior Proposal;

  (e)
  Recall has provided Iron Mountain with the material terms (including the proposed price (or implied value of proposed non-cash consideration), conditions, timing and break fee (if any)) of the proposed Recall Competing Transaction;

  (f)
  Recall has given Iron Mountain a period of not less than 5 Business Days after provision of that information to provide a matching or superior proposal to the proposed Recall

    Competing Transaction and, if requested by Iron Mountain, Recall shall have negotiated with Iron Mountain in good faith during such period regarding any revisions to the terms of the Transaction proposed by Iron Mountain in response to the proposed Recall Competing Transaction; and

  (g)
  after Recall has complied with its obligations under paragraphs (c),(d),(e) and (f) of this clause 12.6, Iron Mountain has not announced a proposal which the Recall Board, acting in good faith, determines is a matching or a superior proposal to the proposed Recall Competing Transaction (having regard to the matters noted in paragraphs (a) and (b) of the definition of Recall Superior Proposal) by the expiry of the 5 Business Day period referred to in the prior clause 12.6(f), and Recall agrees that each successive material modification of a proposed Recall Competing Transaction will constitute a new proposed Recall Competing Transaction for the purposes of the requirements of this clause 12.6.

    Recall represents and warrants to Iron Mountain that it has been advised by each director of Recall in office at the date of this Deed that he or she will act in accordance with this clause 12.6.

12.7
Recall analyst and investor presentations

        Subject in all respects to the terms of the Confidentiality Agreement, nothing in this clause 12 prevents Recall from continuing to make presentations to brokers, portfolio investors and analysts in the ordinary course of business.

12.8
Iron Mountain discussions with third parties

        Subject to clause 12.10, during the Exclusivity Period, Iron Mountain must not, and must ensure that none of its Representatives:

  (a)
  directly or indirectly participate in or continue any discussions or negotiations with any Third Party in relation to, or which may reasonably be expected to lead to, an Iron Mountain Competing Transaction;

  (b)
  provide or make available any information to any Third Party in connection with the formulation, development or finalisation of an Iron Mountain Competing Proposal (including by way of providing information and access to perform due diligence on the Iron Mountain Group);

  (c)
  enter into any agreement, arrangement or understanding with any Third Party (whether or not in writing and whether or not legally binding) in relation to, or which may reasonably be expected to lead to, an Iron Mountain Competing Transaction; or

  (d)
  communicate any intention to do any of these things referred to in clauses 12.8(a) to (c).

12.9
Iron Mountain solicitation

        During the Exclusivity Period, Iron Mountain must not, and must ensure that none of its Representatives:

  (a)
  directly or indirectly solicit (including by way of providing information concerning the Iron Mountain Group to any person) or invite, enquiries, discussions or proposals in relation to, or which may reasonably be expected to lead to, an Iron Mountain Competing Transaction; or

  (b)
  communicate to any person an intention to do any of the things referred to in clause 12.9(a).

12.10
Limitation on clause 12.8

        Iron Mountain, its subsidiaries and its and its subsidiaries' Representatives may undertake any action that would otherwise be prohibited by clause 12.8 in relation to a bona fide Iron Mountain Competing Transaction of the kind referred to in either paragraph (a), (c) or (d) of the definition of Iron Mountain Competing Transaction which was not solicited by it and was not otherwise brought about as a result of any breach by it of its obligations under clause 12.8, 12.9 or 12.11, where the Iron Mountain Board determines, acting in good faith and in consultation with its Financial Advisor and outside legal counsel, that the proposed Iron Mountain Competing Transaction constitutes, or would reasonably be expected to result in, an Iron Mountain Superior Proposal and where:

  (a)
  the Iron Mountain Board acting in good faith, reasonably determines after consultation with its legal advisors that not undertaking that action would likely be inconsistent with the directors' duties owed by Iron Mountain directors under applicable law; or

  (b)
  it would otherwise be unlawful not to take that action.

12.11
Notification by Iron Mountain of approaches

(a)
During the Exclusivity Period, Iron Mountain must notify Recall as soon as practicable in writing if it, any of its subsidiaries or any of its or its subsidiaries Representatives becomes aware of any:

(i)
proposal (or update to a previous proposal) whether written or otherwise made to Iron Mountain, its Representatives or any of its subsidiaries or their Representatives, in connection with, or in respect of any exploration or consummation of, an Iron Mountain Competing Transaction or a proposed or potential Iron Mountain Competing Transaction, whether unsolicited or otherwise; or

(ii)
provision by Iron Mountain, its Representatives, its subsidiaries or their Representatives of any information relating to Iron Mountain or any of its subsidiaries or any of their businesses or operations to any person in connection with or for the purposes of a current or future Iron Mountain Competing Transaction.

(b)
A notice required under clause 12.11(a) must include the material terms of the proposal, including, if known, the proposed price (or implied value of proposed non-cash consideration); conditions, timing and break fee (if any), but does not need to include details of the party making the proposal.

12.12
Iron Mountain analyst and investor presentations

        Nothing in this clause 12 prevents Iron Mountain from continuing to make presentations to brokers, portfolio investors and analysts in the ordinary course of business.

13  Reimbursement Fees

13.1
Background to Recall Reimbursement Fee

(a)
Each party acknowledges that, if they enter into this Deed and the Scheme is subsequently not implemented, Iron Mountain will incur significant costs, including significant opportunity costs.

(b)
In the circumstances referred to in clause 13.1(a), Iron Mountain has requested provision be made for the payment outlined in clause 13.2, without which Iron Mountain would not have entered into this Deed or otherwise agreed to implement the Scheme.

(c)
Recall confirms that the Recall Board has acknowledged that:

(i)
it has received legal advice in relation to this Deed and the operation of this clause 13.1;

  (ii)
  it believes the implementation of the Scheme will provide significant benefits to Recall and Recall Shareholders, such that it is reasonable and appropriate for Recall to agree to the Recall Reimbursement Fee in order to secure Iron Mountain's participation in the Transaction; and

  (iii)
  the Recall Reimbursement Fee represents a genuine and reasonable estimate of cost and loss that would be suffered by Iron Mountain if this Deed was entered into and the Scheme is subsequently not implemented.

13.2
Payment of the Recall Reimbursement Fee

        Subject to clauses 13.3 and 13.5, Recall must pay the Recall Reimbursement Fee to Iron Mountain, without set-off or withholding, if:

  (a)
  prior to the earlier of the Effective Date or the End Date, the Recall Board withdraws or adversely modifies its recommendation that Recall Shareholders vote in favour of the Scheme, other than as a result of:

  (i)
  the report (including any update, revision or amendment thereto) of the Independent Expert opining that the Scheme is not in the best interests of Scheme Shareholders (other than where the reason for that opinion is a Recall Competing Transaction);

  (ii)
  any matter or thing giving Recall the right to terminate under clause 14.1(a) or 14.1(b); or

  (iii)
  failure of a condition precedent in clause 3.1, other than as a result of a breach by Recall of clause 3.2;

  (b)
  prior to the earlier of the Effective Date or the End Date, the Recall Board recommends or supports a Recall Competing Transaction;

  (c)
  a Recall Competing Transaction of any kind is announced prior to the End Date and within 9 months after the date this Deed is terminated, a Recall Competing Transaction is consummated or entered into and subsequently consummated; or

  (d)
  Iron Mountain has terminated this Deed for material breach by Recall under clause 14.1(a) or 14.1(b), and the Transaction does not complete.

  Subject to clause 13.5, Recall must reimburse Iron Mountain for Iron Mountain's reasonable, documented out of pocket expenses actually incurred in connection with the transaction up to US$5 million, without set-off or withholding, if (A) the Recall Board withdraws or adversely modifies its recommendation that Recall Shareholders vote in favour of the Scheme as a result of the report (including any update, revision or amendment thereto) of the Independent Expert opining that the Scheme is not in the best interests of Scheme Shareholders (other than where the reason for that opinion is a Recall Competing Transaction) and (B) the Deed is terminated by Recall or Iron Mountain prior to the Scheme Meeting

13.3
Iron Mountain written demand

(a)
Recall must pay the Recall Reimbursement Fee to Iron Mountain within 10 Business Days after receiving a written demand from Iron Mountain where Iron Mountain is entitled under clause 13.2 to the Recall Reimbursement Fee. Without limiting clause 13.13, this clause 13.3(a) survives termination of this Deed such that Iron Mountain may give Recall a demand for payment of the Recall Reimbursement Fee even if this Deed has been terminated, provided that the event referred to in clause 13.2 occurred prior to the termination of this Deed.

(b)
Recall can only be liable to pay the Recall Reimbursement Fee once.

13.4
Nature of payment

        The amount payable by Recall under clause 13.2 is an amount to compensate Iron Mountain for:

  (a)
  advisory costs (including costs of advisors other than success fees);

  (b)
  costs of management and directors' time;

  (c)
  out-of-pocket expenses; and

  (d)
  reasonable opportunity costs incurred by Iron Mountain in pursuing the Scheme or in not pursuing other alternative acquisitions or strategic initiatives which Iron Mountain could have developed to further its business and objectives.

13.5
Qualifications

(a)
No amount shall be payable by Recall under clause 13.2 if the Scheme becomes Effective, notwithstanding the occurrence of any event in clause 13.2. To the extent that any amounts have already been paid under clause 13.2 and the Scheme becomes Effective, such amounts shall be promptly refunded to Recall within 10 days.

(b)
No amount shall be payable by Recall under clause 13.2 unless this Deed has first been terminated under the applicable provisions of clauses 3.6, 14.1, 14.2 and/or 14.3.

(c)
This clause 13 does not impose an obligation on Recall to pay the Recall Reimbursement Fee to the extent (and only to the extent) that the obligation to pay the respective fee:

(i)
constitutes unacceptable circumstances as declared by the Takeovers Panel; or

(ii)
is held to be unenforceable by one party against another as determined by a court,

    after all proper avenues of appeal and review, whether judicial or otherwise, have been exhausted. The parties must take all reasonable steps to ensure that any such determination applies to the minimum extent possible.

(d)
The parties must not make or cause or permit to be made, any application to a court or the Takeovers Panel for or in relation to a determination referred to in clause 13.5(b).

(e)
A statement that shareholders should 'take no action pending further advice (or words to that effect) is not regarded as an adverse modification of a recommendation for the purposes of clause 13.2(a), provided that the Recall Board publicly re-affirms its recommendation in favour of the Transaction at least 5 Business Days before the earlier of the date that the Scheme is considered by Recall Shareholders and the End Date.

(f)
Notwithstanding anything in this clause 13 to the contrary, in the event that counsel or independent accountants for Iron Mountain determine that there exists a material risk that any amounts payable to Iron Mountain under clause 13.2 would be treated as Nonqualifying Income upon the payment of such amounts to Iron Mountain, the amount paid to Iron Mountain under clause 13,2 in any tax year shall not exceed the maximum amount that can be paid to Iron Mountain in such year without causing Iron Mountain to fail to comply with the requirements for qualification as a real estate investment trust under the Code (the REIT Requirements) for such year, determined as if the payment of such amount were Nonqualifying Income as determined by such counsel or independent accountants to Iron Mountain. If the amount payable for any tax year under the preceding sentence is less than the amount otherwise payable by Recall to Iron Mountain under clause 13.2 (the Fee Amount), then (1) Recall shall place the Fee Amount into an escrow account (the Fee Escrow Account) using an escrow agent and agreement reasonably acceptable to Iron Mountain and shall not release any portion thereof to Iron Mountain, and Iron Mountain shall not be entitled to any such amount, unless and until Iron Mountain delivers to

  Recall, at the sole option of Iron Mountain, (x) an opinion of Iron Mountain's tax counsel to the effect that such amount, if and to the extent paid, would not constitute Nonqualifying Income, (y) a letter from Iron Mountain's independent accountants indicating the maximum amount that can be paid at that time to Iron Mountain without causing Iron Mountain to fail to comply with the REIT Requirements for any relevant taxable year, or (z) a private letter ruling issued by the United States Internal Revenue Service to Iron Mountain indicating that the receipt of any Fee Amount hereunder will not cause Iron Mountain to fail to comply with the REIT Requirements for any relevant taxable year (any such opinion, letter or private letter ruling, a Release Document) and (2) pending the delivery of a Release Document by Iron Mountain to Recall, Iron Mountain shall have the right, but not the obligation, to borrow the Fee Amount then deposited in the Fee Escrow Account pursuant to a loan agreement reasonably acceptable to Iron Mountain that (x) requires Recall to lend Iron Mountain immediately available cash proceeds in an amount equal to the Fee Amount then deposited in the Fee Escrow Account, and (y) provides for (i) a commercially reasonable interest rate and commercially reasonable covenants, taking into account the credit standing and profile of Iron Mountain or any guarantor of Iron Mountain at the time of such loan, and (ii) a fifteen (15) year maturity with no periodic amortization.

13.6
Other claims

        Subject to clause 13.7, except with respect to wilful or intentional material breaches of this Deed by Recall, the maximum aggregate amount which Recall is required to pay in relation to this Deed (including any breach of this Deed by Recall) is an amount equal to the Recall Reimbursement Fee and in no event will the aggregate liability of Recall under or in connection with this Deed exceed an amount equal to the Recall Reimbursement Fee.

13.7
Exclusive remedy of Iron Mountain

        Nothing in this Deed, including this clause 13, will limit Iron Mountain's right to recover damages (whether on its own benefit or on behalf of a person for whom Iron Mountain holds rights on trust under this Deed) for any wilful or intentional material breach of any provision of this Deed by Recall in excess of an amount equal to the Recall Reimbursement Fee, or otherwise limit any other remedy available to Iron Mountain under this Deed.

13.8
Background to Iron Mountain Reimbursement Fee and Iron Mountain Antitrust Approval Reimbursement Fee

(a)
Each party acknowledges that, if they enter into this Deed and the Scheme is subsequently not implemented, Recall will incur significant costs, including significant opportunity costs.

(b)
In the circumstances referred to in clause 13.8(a), Recall has requested provision be made for the payments outlined in this clause 13.8, without which Recall would not have entered into this Deed or otherwise agreed to implement the Scheme.

(c)
Iron Mountain confirms that the Iron Mountain Board has acknowledged that:

(i)
it has received legal advice in relation to this Deed and the operation of this clause 13;

(ii)
it believes the implementation of the Scheme will provide significant benefits to Iron Mountain and Iron Mountain shareholders, such that it is reasonable and appropriate for Iron Mountain to agree to the Iron Mountain Reimbursement Fee and the Iron Mountain Antitrust Approval Reimbursement Fee in order to secure Recall participation in the Transaction; and

(iii)
the Iron Mountain Reimbursement Fee and the Iron Mountain Antitrust Approval Reimbursement Fee represent a genuine and reasonable estimate of cost and loss that would be suffered by Recall if this Deed was entered into and the Scheme is subsequently not implemented.

13.9
Payment of the Iron Mountain Reimbursement Fee and/or Iron Mountain Antitrust Approval Reimbursement Fee

        Subject to clauses 13.10 and 13.12:

  (a)
  Iron Mountain must pay the Iron Mountain Reimbursement Fee to Recall, without set-off or withholding, if:

  (i)
  Recall has terminated this Deed for material breach by Iron Mountain pursuant to clause 14.1(a) or 14.1(b) and the Transaction does not complete; or

  (ii)
  prior to the earlier of the Effective Date or the End Date, the Iron Mountain Board withdraws or adversely modifies its recommendation that Iron Mountain Shareholders vote in favour of the Scheme, other than as a result of:

  (A)
  any matter or thing giving Iron Mountain the right to terminate under clauses 14.1(a) or 14.1(b); or

  (B)
  failure of a condition precedent in clause 3.1, other than as a result of a breach of Iron Mountain in clause 3.2; and

  (b)
  Iron Mountain must pay the Iron Mountain Antitrust Approval Reimbursement Fee to Recall, without set-off or withholding, if:

  (i)
  this Deed is terminated under clause 3.6 or 14.1(c) because of the failure to obtain the HSR/Antitrust Approval or the failure to obtain any other Competition Approval; or

  (ii)
  where the Transaction cannot proceed due to any action taken by a Competition Authority, in each case in circumstances where all of the conditions precedent in clauses 3.1(a) to 3.1(n) inclusive (other than the conditions precedent in clause 3.1(a)(v), clause 3.1(a)(vi), clause 3.1(d) or clause 3.1(e) (in the case of clause 3.1(e), as a result of an Order relating to an Antitrust Law)) have been satisfied or waived.

13.10
Recall written demand

(a)
Iron Mountain must pay the Iron Mountain Reimbursement Fee to Recall within 10 Business Days after receiving a written demand from Recall where Recall is entitled under clause 13.9 to the Iron Mountain Reimbursement Fee. Without limiting clause 13.15, this clause 13.10(a) survives termination of this Deed such that Recall may give Iron Mountain a demand for payment of the Iron Mountain Reimbursement Fee even if this Deed has been terminated, provided that the event referred to in clause 13.9(a) occurred prior to the termination of this Deed.

(b)
Iron Mountain is only liable to pay the Iron Mountain Reimbursement Fee once.

(c)
Iron Mountain must pay the Iron Mountain Antitrust Approval Reimbursement Fee to Recall within 10 Business Days after receiving a written demand from Recall where Recall is entitled under clause 13.9 to the Iron Mountain Antitrust Approval Reimbursement Fee. Without limiting clause 13.15, this clause 13.10(c) survives termination of this Deed such that Recall may give Iron Mountain a demand for payment of the Iron Mountain Antitrust Approval Reimbursement Fee even if this Deed has been terminated, provided that the event referred to in clause 13.9(b) occurred prior to the termination of this Deed.

(d)
Iron Mountain is only liable to pay the Iron Mountain Antitrust Approval Reimbursement Fee once.

13.11
Nature of payment

        The amounts payable by Iron Mountain under clause 13.9 is an amount to compensate Recall for:

  (a)
  advisory costs (including costs of advisors other than success fees);

  (b)
  costs of management and directors' time;

  (c)
  out-of-pocket expenses; and

  (d)
  reasonable opportunity costs incurred by Recall in pursuing the Scheme or in not pursuing other alternative acquisitions or strategic initiatives which Recall could have developed to further its business and objectives.

13.12
Qualifications

(a)
No amount shall be payable by Iron Mountain under clause 13.9 if the Scheme becomes Effective, notwithstanding the occurrence of any event in clause 13.9. To the extent that any amounts have already been paid under clause 13.9 and the Scheme becomes Effective, such amounts shall be immediately refunded to Iron Mountain.

(b)
This clause 13 does not impose an obligation on Iron Mountain to pay the Iron Mountain Reimbursement Fee and/or the Iron Mountain Antitrust Approval Reimbursement Fee to the extent (and only to the extent) that the obligation to pay the respective fee:

(i)
constitutes unacceptable circumstances as declared by the Takeovers Panel; or

(ii)
is held to be unenforceable by one party against another as determined by a court,

    after all proper avenues of appeal and review, whether judicial or otherwise, have been exhausted. The parties must take all reasonable steps to ensure that any such determination applies to the minimum extent possible.

(c)
The parties must not make or cause or permit to be made, any application to a court or the Takeovers Panel for or in relation to a determination referred to in clause 13.12(b).

13.13
Survival

        Any accrued obligations under this clause 13 survive termination of this Deed.

13.14
Other claims

        Subject to clause 13.9(b) and clause 13.15, except with respect to wilful or intentional material breaches of this Deed by Iron Mountain, the maximum aggregate amount which Iron Mountain is required to pay in relation to this Deed (including any breach of this Deed by Iron Mountain) is an amount equal to the Iron Mountain Reimbursement Fee, and in no event will the aggregate liability of Iron Mountain under or in connection with this Deed exceed an amount equal to the Iron Mountain Reimbursement Fee.

13.15
Exclusive remedy of Recall

        Nothing in this Deed, including this clause 13, will limit Recall's right to recover damages (whether on its own benefit or on behalf of a person for whom Recall holds rights on trust under this Deed) for any wilful or intentional material breach of any provision of this Deed by Iron Mountain in excess of an amount equal to any Iron Mountain Reimbursement Fee, or otherwise limit any other remedy available to Recall under this Deed; provided, however, that if the Iron Mountain Antitrust Approval Reimbursement Fee is payable to Recall as a result of a breach of any provision of this Deed or the failure of Iron Mountain to obtain the Competition Approvals, then the maximum aggregate liability of

Iron Mountain in connection with such breach or failure shall not exceed an amount equal to the Iron Mountain Antitrust Approval Reimbursement Fee.

14  Termination

14.1
Termination by either party

        Without prejudice to any other rights of termination under this Deed either party may terminate this Deed by written notice to the other party:

  (a)
  at any time before 8am on the Second Court Date, if the other party has materially breached any provision of this Deed (other than the breaching party's respective Representations and Warranties, which are the subject of clause 14.1(b) below), the party wishing to terminate has given written notice to the other party in a timely manner setting out the relevant circumstances and stating an intention to terminate this Deed, and the relevant circumstances continue to exist for 20 Business Days (or any shorter period ending at 5pm on the day before the Second Court Date) from the time the notice is given;

  (b)
  at any time before 8am on the Second Court Date, if the other party has breached any of its respective Representations and Warranties such that a condition precedent set forth in clause 3.1(h) (with respect to a Recall breach) or clause 3.1(k) (with respect to an Iron Mountain breach), as applicable, could not be satisfied prior to the End Date, the party wishing to terminate has given written notice to the breaching party in a timely manner setting out the relevant circumstances and stating an intention to terminate this Deed, and the relevant circumstances continue to exist for 20 Business Days (or any shorter period ending at 5pm on the day before the Second Court Date) from the time the notice is given; or

  (c)
  in the circumstances set out in, and in accordance with, clause 3.6.

14.2
Termination by Recall

        Without prejudice to any other rights of termination under this Deed, Recall may terminate this Deed by written notice to Iron Mountain if:

  (a)
  the Recall Board has changed, withdrawn or modified their recommendation of the Scheme in accordance with clause 8.2; or

  (b)
  the Iron Mountain Board has changed, withdrawn or adversely modified its recommendation in favour of the issuance of the New Iron Mountain Shares to the Recall Shareholders in the Scheme.

14.3
Termination by Iron Mountain

        Without prejudice to any other rights of termination under this Deed, Iron Mountain may terminate this Deed by written notice to Recall if:

  (a)
  the Iron Mountain Board has changed, withdrawn or modified their recommendation of the Scheme in accordance with clause 8.4;

  (b)
  the Recall Board withdraws or adversely modifies its recommendation that Recall Shareholders vote in favour of the Scheme; or

  (c)
  the Recall Board recommends or supports any Recall Competing Transaction.

14.4
Effect of termination

        If this Deed is terminated by either party under clauses 3.6, 14.1, 14.2 or 14.3, except if that the termination results from a breach by either party of its obligations under this Deed, this Deed will become void and have no effect, without any liability or obligation on the part of any party, other than in relation to rights and obligations that accrued prior to termination and other than in relation to the provisions of this clause 14 and of clauses 9.1, 9.2, 10, 11, 13, 15, 16 and 17, which will remain in force after termination.

14.5
Termination Notice

        Where a party has a right to terminate this Deed, that right for all purposes will be validly exercised if the party delivers a notice in writing to the other party stating that it terminates this Deed and the provision under which it is terminating the Deed.

15  Duty, costs and expenses

15.1
Stamp duty

        Iron Mountain must pay all stamp duties and any fines and penalties with respect to stamp duty in respect of this Deed or the Scheme or the steps to be taken under this Deed or the Scheme.

15.2
Costs and expenses

        Except as otherwise provided in this Deed, each party must pay its own costs and expenses in connection with the negotiation, preparation, execution and performance of this Deed and the proposed, attempted or actual implementation of this Deed and the Transaction.

15.3
Other Conveyance Taxes

(a)
Except as otherwise provided in this Deed, Iron Mountain and Recall must cooperate in the preparation, execution and filing of all Tax Returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, any transfer, recording, registration and other fees or any similar Taxes which become payable in connection with the Transaction contemplated by this Deed that are required or permitted to be filed on or before the Effective Date.

(b)
Iron Mountain and Recall must pay on behalf of those persons holding Iron Mountain Shares and Recall Shares, respectively, immediately prior to the Effective Date any real estate transfer Taxes payable by such persons in connection with the Scheme.

16  GST

(a)
Any consideration or amount payable under this Deed, including any non-monetary consideration (as reduced in accordance with clause 16(e) if required) (Consideration) is exclusive of GST.

(b)
If GST is or becomes payable on a Supply made under or in connection with this Deed, an additional amount (Additional Amount) is payable by the party providing consideration for the Supply (Recipient) equal to the amount of GST payable on that Supply as calculated by the party making the Supply (Supplier) in accordance with the GST Law.

(c)
The Additional Amount payable under clause 16(b) is payable at the same time and in the same manner as the Consideration for the Supply, and the Supplier must provide the Recipient with a Tax Invoice. However, the Additional Amount is only payable on receipt of a valid Tax Invoice.

(d)
If for any reason (including the occurrence of an Adjustment Event) the amount of GST payable on a Supply (taking into account any Decreasing or Increasing Adjustments in relation to the Supply) varies from the Additional Amount payable by the Recipient under clause 16(b):

(i)
the Supplier must provide a refund or credit to the Recipient, or the Recipient must pay a further amount to the Supplier, as appropriate;

(ii)
the refund, credit or further amount (as the case may be) will be calculated by the Supplier in accordance with the GST Law; and

(iii)
the Supplier must notify the Recipient of the refund, credit or further amount within 14 days after becoming aware of the variation to the amount of GST payable. Any refund or credit must accompany such notification or the Recipient must pay any further amount within 7 days after receiving such notification, as appropriate. If there is an Adjustment Event in relation to the Supply, the requirement for the Supplier to notify the Recipient will be satisfied by the Supplier issuing to the Recipient an Adjustment Note within 14 days after becoming aware of the occurrence of the Adjustment Event.

(e)
Despite any other provision in this Deed if an amount payable under or in connection with this Deed (whether by way of reimbursement, indemnity or otherwise) is calculated by reference to an amount incurred by a party, whether by way of cost, expense, outlay, disbursement or otherwise (Amount Incurred), the amount payable must be reduced by the amount of any Input Tax Credit to which that party is entitled in respect of that Amount Incurred.

(f)
Any reference in this clause to an Input Tax Credit to which a party is entitled includes an Input Tax Credit arising from a Creditable Acquisition by that party but to which the Representative Member of a GST Group of which the party is a member is entitled.

(g)
Any term starting with a capital letter that is not defined in this Deed has the same meaning as the term has in the A New Tax System (Goods & Services Tax) Act 1999 (Cth).

17  General

17.1
No representation or reliance

(a)
Each party acknowledges that no party (nor any person acting on its behalf) has made any representation or other inducement to it to enter into this Deed, except for representations or inducements expressly set out in this Deed and (to the maximum extent permitted by law) all other representations, warranties and conditions implied by statute or otherwise in relation to any matter relating to this Deed, the circumstances surrounding the parties' entry into it and the transactions contemplated by it are expressly excluded.

(b)
Each party acknowledges and confirms that it does not enter into this Deed in reliance on any representation or other inducement by or on behalf of any other party, except for any representation or inducement expressly set out in this Deed.

17.2
No merger

        The rights and obligations of the parties do not merge on completion of the Transaction. They survive the execution and delivery of any assignment or other document entered into for the purpose of implementing the Transaction.

17.3
Consents

        Any consent referred to in, or required under, this Deed from any party may not be unreasonably withheld, unless this Deed expressly provides for that consent to be given in that party's absolute discretion.

17.4
Notices

        Any communication under or in connection with this Deed:

  (a)
  must be in legible writing;

  (b)
  must be in English; and

  (c)
  must be addressed as shown below:

  (i)
  Recall Holdings Limited
  697 Gardeners Road
  Alexandria
  Sydney, NSW
  Attention: Barry Medintz, General Counsel
  Email: Barry.Medintz@recall.com

      Copy to: Allens
                      Level 28, Deutsche Bank Place
                      Corner of Hunter & Phillip Streets
                      Sydney NSW 2000
                      Australia
                      Attention: Vijay Cugati, Partner/Guy Alexander, Partner
                      Email: Vijay.Cugati@allens.com.au / Guy.Alexander@allens.com.au

      Copy to: Sidley Austin LLP
                       One South Dearborn Street
                       Chicago, Illinois 60603
                       Attention: Paul L. Choi; Michael P. Heinz
                       Fax: (312) 853-7036
                       Email: pchoi@sidley.com; mheinz@sidley.com

    (ii)
    Iron Mountain Incorporated
    One Federal Street
    Boston, Massachusetts, 02110
    Attention: Ernest W. Cloutier
    email: ernest.cloutier@ironmountain.com

      Copy to: Minter Ellison
                      Governor Macquarie Tower, 1 Farrer Place
                      Sydney NSW 2000
                      Australia
                      Attention: Costas Condoleon
                      Fax: 61 2 9921 8174

      Copy to: Weil, Gotshal & Manges LLP
                       767 Fifth Avenue
                       New York, New York 10153
                       Attention: Michael J. Aiello
                       Fax: 212-310-8007

    (or as otherwise notified by that party to the other party from time to time);

  (d)
  must be signed by the party making the communication or by a person duly authorised by that party;

  (e)
  must be delivered or sent by email to the email address, of the addressee, in accordance with clause 17.4(b); and

  (f)
  is regarded as received by the addressee:

  (i)
  if emailed, when a delivery confirmation report is received by the sender which records the time that the email was delivered to the addressee's email address (unless the sender receives a delivery failure notification indicating that the email has not been delivered to the addressee), unless it is not a Business Day in the place of receipt, or is after 5pm on a Business Day in the place of receipt, when that communication will be regarded as received at 9am on the next Business Day in the place of receipt; and

  (ii)
  if delivered by hand, on delivery at the address of the addressee as provided in clause 17.4(b), unless delivery is not made on a Business Day, or after 5pm on a Business Day, when that communication will be regarded as received at 9am on the next Business Day.

17.5
Governing law and jurisdiction

(a)
This Deed is governed by the laws of New South Wales.

(b)
Each party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales and courts competent to hear appeals from those courts.

17.6
Waivers

(a)
Failure to exercise or enforce, a delay in exercising or enforcing, or the partial exercise or enforcement of any right, power or remedy provided by law or under this Deed by any party does not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this Deed.

(b)
Any waiver or consent given by any party under this Deed is only effective and binding on that party if it is given or confirmed in writing by that party.

(c)
No waiver of a breach of any term of this Deed operates as a waiver of another breach of that term or of a breach of any other term of this Deed.

17.7
Variation

        This Deed may only be varied by a document signed by or on behalf of each of the parties.

17.8
Assignment

        A party may not assign, novate, declare a trust over or otherwise transfer or deal with any of its rights or obligations under this Deed without the prior written consent of the other party.

17.9
Third party beneficiary

(a)
This Deed will inure to the benefit of (i) the Iron Mountain Indemnified Parties and the Recall Indemnified Parties, to the extent expressly set forth in clauses 6.3, 9.1, 9.2,10.1,10.2 and 13.7 and (ii) the existing Recall directors appointed to the Iron Mountain Board under clause 6.1, each of whom shall be an express, intended third party beneficiary of and shall be entitled to rely upon, and enforce the terms of, clause 6.1; and

(b)
Recall receives and holds the benefit of Iron Mountain's obligations under this Deed both for itself and as trustee for Recall Shareholders from time to time, such that Recall may recover damages against Iron Mountain for any breach of this Deed on its own behalf and on behalf of Recall Shareholders from time to time.

17.10
Further action

        Each party will do all things and execute all further documents necessary to give full effect to this Deed.

17.11
Entire Agreement

        This Deed supersedes all previous agreements, understandings, negotiations or deeds (other than the Confidentiality Agreement) in respect of its subject matter and embodies the entire Deed between the parties. No other written instruments between the parties shall be considered binding and part of this Deed, including electronic correspondence, unless such additional written instruments are properly approved in writing by authorized Representatives of the parties and incorporated into this Deed as an amendment hereto.

17.12
Counterparts

(a)
This Deed may be executed in any number of counterparts.

(b)
All counterparts, taken together, constitute one instrument.

(c)
A party may execute this Deed by signing any counterpart.

Schedule 1

Iron Mountain Representations and Warranties

        Iron Mountain represents and warrants to Recall (in its own right and separately as trustee or nominee for each of the other Recall Indemnified Parties) that, except as Fairly Disclosed in the Iron Mountain Disclosure Letter or in the Iron Mountain Reporting Documents prior to the date of this Deed:

  (a)
  Validly existing: it is a validly existing corporation under the laws of the State of Delaware;

  (b)
  Authority: the execution and delivery of this Deed has been properly authorised by all necessary corporate action of Iron Mountain;

  (c)
  Iron Mountain Sub: Iron Mountain Sub will be a wholly owned subsidiary of Iron Mountain;

  (d)
  Power: it has full corporate power and lawful authority to execute, deliver and perform this Deed;

  (e)
  Deed binding: this Deed is a valid and binding obligation on Iron Mountain enforceable in accordance with its terms, subject to laws generally affecting creditors' rights and principles of equity;

  (f)
  No default: this Deed does not (i) conflict with or result in the breach of or a default under Iron Mountain's certificate of incorporation and bylaws or other constituent documents, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or (ii) give rise to any obligation of a member of the Iron Mountain Group to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any liens upon any of the properties or assets of any member of the Iron Mountain Group under any material term or provision of any material agreement or any Order, law, rule or regulation to which it or any member of the Iron Mountain Group is party or by which it or any such member is bound, except, in the case of the foregoing clause (ii), as would not reasonably be expected to have an Iron Mountain Material Adverse Change;

  (g)
  New Iron Mountain Shares: the New Iron Mountain Shares to be issued in accordance with clause 4 and the terms of the Scheme will be duly authorised and validly issued, fully paid and non-assessable and free of all security interests and third party rights and will rank equally with all other Iron Mountain Shares then on issue;

  (h)
  Capital structure: Iron Mountain's authorised share capital consists of 400,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which as of June 3, 2015, the shares of common stock listed in Schedule 4 were issued and outstanding and no shares of preferred stock were issued and outstanding. Except as set forth in the preceding sentence as of the date of this Deed, Iron Mountain has not issued any other securities, options or instruments which are still outstanding and may convert into Iron Mountain Shares other than as set out in Schedule 4. As of the date of this Deed, no member of the Iron Mountain Group has any plans, commitments, agreements, arrangements, intentions or understandings, whether written or oral, with respect to a potential private placement or public offering of Iron Mountain Shares or any other potential Iron Mountain equity financing other than an Event Driven Equity Financing;

  (i)
  Continuous disclosure: Iron Mountain has complied in all material respects with its continuous disclosure requirements under applicable United States securities laws and has not filed any confidential material change reports with any securities regulatory authorities and none of its disclosure documents publicly filed on EDGAR, as of the date of their respective filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to prevent the statement made from being false or misleading in the circumstances in which it was made;

  (j)
  Restrictions on business activities: there is no agreement or Order binding on Iron Mountain or any of its subsidiaries that has or would reasonably be likely to have the effect of materially prohibiting, materially restricting or materially impairing, after the Implementation Date, the business of the Iron Mountain Group taken as a whole;

  (k)
  Litigation: as of the date of this Deed:

  (i)
  there are no Actions commenced or pending or, to the knowledge of Iron Mountain, threatened against Iron Mountain or any of its subsidiaries, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change; and

  (ii)
  neither Iron Mountain nor any of its subsidiaries nor the respective assets, properties or business of Iron Mountain or any of its subsidiaries is subject to any Order except as would not reasonably be expected to have an Iron Mountain Material Adverse Change;

  (l)
  Indebtedness: except as disclosed in the Iron Mountain Reporting Documents, as at the date of this Deed:

  (i)
  no Iron Mountain Group Member has incurred or agreed to incur any indebtedness material to the Iron Mountain Group taken as a whole under any bank facility or other similar material arrangement providing financial accommodation of any description (excluding usual terms of trade with customers and suppliers and excluding hedges, swaps and similar arrangements and excluding the proposed refinancing of Iron Mountain's existing Credit Agreement); and

  (ii)
  other than the Transaction, no event has occurred which would entitle any person to require the repayment of any material borrowings of the Iron Mountain Group or require any material borrowings of the Iron Mountain Group to be repaid before their due date for any reason;

  (m)
  Solvency: neither Iron Mountain nor any other material member of the Iron Mountain Group is subject to an Iron Mountain Insolvency Event (other than liquidations of non-operating subsidiaries of Iron Mountain or mergers of direct or indirect wholly owned subsidiaries of Iron Mountain in connection with internal entity reorganizations);

  (n)
  Filings:

  (i)
  it has filed with the SEC all required material reports, schedules, prospectuses, forms, statements, notices and other documents required to be filed with the SEC (all of those documents being the Iron Mountain Reporting Documents) and it is not relying on exceptions under any listing rule or law to withhold any information from public disclosure;

  (ii)
  as of its date, each Iron Mountain Reporting Document complied in all material respects with the requirements of any applicable securities laws and regulations and policy statements under any such applicable law;

  (iii)
  none of the Iron Mountain Reporting Documents as of the date of their respective filings contained an untrue statement of a material fact or omitted to state a material fact required to be stated in it or necessary to prevent the statement made from being false or misleading in the circumstances in which it has been made; and

    (iv)
    the consolidated financial statements of Iron Mountain included in the Iron Mountain Reporting Documents comply as to form in all material respects with all law and accounting requirements applicable to the preparation of financial statements, give a true and fair view of the consolidated financial position of Iron Mountain, have been prepared in accordance with US GAAP at the relevant date and fairly present in all material respect the consolidated financial position of Iron Mountain as of the dates of the relevant financial statements and the consolidated results of its operations and cash flows for the periods then ended;

  (o)
  No dealings with Recall Shareholders: neither it nor any of its Associates has any agreement, arrangement or understanding with any Recall Shareholder under which that Recall Shareholder (or an Associate of that Recall Shareholder) would be entitled to receive consideration for their Recall Shares different from the Scheme Consideration or under which the Recall Shareholder agrees to vote in favour of the Scheme or against any Recall Competing Transaction;

  (p)
  No interests in Recall Shares: neither it nor any of its Associates have any relevant interest (as defined in the Corporations Act) in any Recall Shares;

  (q)
  Sufficient Cash Reserves: by 8am on the Second Court Date, Iron Mountain will have available to it on an unconditional basis (other than conditions relating to the approval of the Court and other conditions within the control of Iron Mountain) sufficient cash reserves to satisfy Iron Mountain's obligations to pay the cash component of the Scheme Consideration in accordance with its obligations under this Deed, the Scheme and the Deed Poll;

  (r)
  Taxes:

  (i)
  all income Tax Returns and all other material Tax Returns required to be filed by Iron Mountain and its subsidiaries, have been timely filed;

  (ii)
  all such Tax Returns are or will be true, complete and correct in all material respects;

  (iii)
  all Taxes shown as due and payable on such Tax Returns, and all material amounts of Taxes (whether or not reflected on such Tax Returns) required to have been paid by Iron Mountain and its subsidiaries have been paid or appropriate reserves have been recorded in the financial statements of Iron Mountain;

  (iv)
  Neither Iron Mountain nor any of its subsidiaries (i) is currently the subject of a material Tax audit or examination or other administrative or judicial proceeding arising therefrom, and to Iron Mountain's knowledge, no such audit, examination or proceeding is threatened or contemplated, or (ii) has received from any taxing authority any written notice of a material proposed adjustment, deficiency or underpayment of Taxes which has not been satisfied by payment or been withdrawn;

  (v)
  Iron Mountain and its subsidiaries have duly and timely withheld all material amounts of Taxes required to be withheld and such withheld Taxes have been either duly and timely paid to the proper Taxing Authority or properly set aside in accounts for such purpose and will be duly and timely paid to the proper Taxing Authority; and

  (vi)
  Iron Mountain's assets, income and manner of operations in 2014 enable Iron Mountain to validly elect, effective as of January 1, 2014, to be treated as a real estate investment trust within the meaning of Section 856 of the Code, and, as of the date hereof, Iron Mountain intends to make such election;

  (s)
  No Undisclosed Liabilities: no, member of the Iron Mountain Group has any indebtedness or liabilities required under US GAAP to be reflected on a balance sheet or the notes thereto,

    other than those (i) specifically reflected in, fully reserved against or otherwise described in the Iron Mountain Reporting Documents or the notes thereto, (ii) incurred in the ordinary course of business consistent with past practice since such date, (iii) incurred under this Deed or in connection with the Transactions, or (iv) that would not reasonably be expected to have an Iron Mountain Material Adverse Change.

  (t)
  No Iron Mountain Material Adverse Change or Iron Mountain Prescribed Occurrence: since 31 December 2014 through the date of this Deed, there has not been an Iron Mountain Material Adverse Change or Iron Mountain Prescribed Occurrence and no Iron Mountain Material Adverse Change or Iron Mountain Prescribed Occurrence has been discovered, and the Iron Mountain Group has conducted its business in the ordinary and usual course of business consistent with past practice.

  (u)
  Compliance with law: each member of the Iron Mountain Group is, and at all times in the three years prior to the date of this Deed has been, in compliance with all laws applicable to its business, operations or assets, including all laws with respect to privacy, data protection, export and the collection and use of personal information, anti-spam and similar consumer protection laws, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change. As of the date of this Deed, no member of the Iron Mountain Group has received any written or, to Iron Mountain's knowledge, other notice of or been charged with the violation of any laws, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change. As of the date of this Deed, to Iron Mountain's knowledge, no member of the Iron Mountain Group is under investigation with respect to the violation of any laws and, to Iron Mountain's knowledge, no member of the Iron Mountain Group has received any written notice or communication of any such violation that has not been cured as of the date of this Deed, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change.

  (v)
  Permits: except as would not reasonably be expected to have an Iron Mountain Material Adverse Change, the Iron Mountain Group holds all material licenses, franchises, permits, certificates, approvals or other similar authorizations issued by applicable Governmental Agencies necessary for the lawful conduct of its businesses as presently conducted as of the date of this Deed, and, to Iron Mountain's knowledge, such licenses, franchises, permits, certificates, approvals or other similar authorizations are valid and in full force and effect, no member of the Iron Mountain Group is in default thereunder, and none of such licenses, franchises, permits, certificates, approvals or other similar authorizations will be terminated or materially adversely modified pursuant to their terms or applicable law as a result of the Transactions.

  (w)
  Intellectual property: the Iron Mountain Group owns all right, title and interest in all material registrations and applications for intellectual property owned or purported to be owned by the Iron Mountain Group, and is the sole and exclusive owner of, or has valid and continuing rights to use, all other intellectual property and technology used in the conduct of the business of the Iron Mountain Group as currently conducted as of the date of this Deed and as proposed by the Iron Mountain Group as of the date of this Deed to be conducted in the future. The Iron Mountain Group's material intellectual property rights are valid, enforceable and subsisting. The intellectual property and technology rights of the Iron Mountain Group are free and clear of all liens and include all of the material intellectual property and technology rights necessary and sufficient to enable Iron Mountain to conduct the business of the Iron Mountain Group as currently being conducted as of the date of this Deed and as proposed by the Iron Mountain Group as of the date of this Deed to be conducted in the future. To Iron Mountain's knowledge, the business of the Iron Mountain Group as currently conducted does not materially infringe, constitute an unauthorized use of, misappropriate or otherwise materially violate any intellectual property or other similar right of any person. No member of the Iron Mountain Group is the subject of any pending or, to Iron Mountain's knowledge, threatened in writing legal proceedings which involve a material claim of the foregoing or challenge the ownership, use, validity or enforceability of any material intellectual property owned, purported to be owned or exclusively licensed by any member of the Iron Mountain Group. The Iron Mountain Group has taken reasonably adequate security measures to protect the secrecy, confidentiality and value of all material trade secrets and any other material non-public, proprietary information, which measures are commercially reasonable in the industry in which the Iron Mountain Group operates.

  (x)
  Asset control: except for those matters that have not had or would not reasonably be expected to have an Iron Mountain Material Adverse Change, all the material tangible assets listed in the Iron Mountain Reporting Documents are (i) fully paid for, (ii) either the absolute property of a member of the Iron Mountain Group free and clear of all material encumbrances or used by an Iron Mountain Group Member under a contract under which it is entitled to use the assets on the terms and conditions of such contract, (iii) not the subject of a security interest (as defined in the Personal Property Securities Act 2009 (Cth)) which has been perfected by the secured party possessing or controlling the personal property, (iv) not the subject of any lease or hire purchase agreement or agreement for purchase on deferred terms, other than in the ordinary course of business, (v) in the possession of an Iron Mountain Group Member, its agent or nominee, or (vi) not the subject of any agreements or arrangements to dispose or not to dispose or that otherwise restrict their use or disposal, except as provided for, or taken into account in the preparation of, the Iron Mountain Reporting Documents;

  (y)
  Contracts: except as would not reasonably be expected to have an Iron Mountain Material Adverse Change, each of the material contracts to which a member of the Iron Mountain Group is party as of the date hereof (i) is in full force and effect and is the legal, valid and binding obligation of such member of the Iron Mountain Group and, to the knowledge of Iron Mountain, the other parties thereto, (ii) is enforceable against a member of the Iron Mountain Group and, to the knowledge of Iron Mountain, the other parties thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable principles and, (iii) upon consummation of the transactions contemplated by this Deed, shall continue in full force and effect. No member of the Iron Mountain Group is in default under any material contract to which it is a party, and, to the knowledge of Iron Mountain, no event has occurred that with the lapse of time or the giving of notice or both would constitute a breach or default by a member of the Iron Mountain Group or, to the knowledge of Iron Mountain, any other party thereunder, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change. As of the date of this Deed, no party to any of the material contracts to which a member of the Iron Mountain Group is party has exercised any termination rights with respect thereto, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change;

  (z)
  Customers and suppliers: since 31 December 2014 through the date of this Deed, (A) none of the top 25 customers by revenue for calendar year 2014 (each an IRM Key Customer) or top 5 suppliers by purchases for calendar year 2014 (each an IRM Key Supplier) of the Iron Mountain Group has terminated (or has notified a member of the Iron Mountain Group in writing of its intention to terminate) its relationship with a member of the Iron Mountain Group, (B) none of the IRM Key Customers has materially reduced the pricing terms of its business with the Iron Mountain Group (or has notified a member of the Iron Mountain

    Group in writing of its intention to materially reduce the pricing terms of its business with the Iron Mountain Group), and (C) none of the IRM Key Suppliers has materially increased the pricing terms of its business with the Iron Mountain Group (or has notified a member of the Iron Mountain Group in writing of its intention to materially increase the pricing terms of its business with the Iron Mountain Group);

  (aa)
  Leases: except as would not reasonably be expected to have an Iron Mountain Material Adverse Change, as of the date hereof, each member of the Iron Mountain Group has valid, binding and enforceable leasehold interests under each material real property lease, free and clear of all liens. Each of the material real property leases of the members of the Iron Mountain Group is in full force and effect, except where the failure to be in effect would not be an Iron Mountain Material Adverse Change. No member of the Iron Mountain Group is in default under any material real property lease, and, to the knowledge of Iron Mountain, no event has occurred and no circumstance exists which, if not remedied by a member of the Iron Mountain Group, as the case may be, and whether with or without notice or the passage of time or both, would result in such a default, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change. As of the date of this Deed, no member of the Iron Mountain Group has received any written notice, or given any written notice, of any material default or event that with notice or lapse of time, or both, would constitute a default by a member of the Iron Mountain Group under a material real property lease to which a member of the Iron Mountain Group is a party, and no party to any material real property lease to which a member of the Iron Mountain Group is party has exercised any termination rights with respect thereto, except, in each case, where such default or defaults would not reasonably be expected to have an Iron Mountain Material Adverse Change;

  (bb)
  Environmental: except as would not reasonably be expected to have an Iron Mountain Material Adverse Change, there is no contamination affecting any of the real property occupied by Iron Mountain Group Members that would reasonably be likely to, give rise to any material liability for any Iron Mountain Group Member under or arising from any act or omission of an Iron Mountain Group Member that is a breach of or inconsistent with its obligations under, any statute or common law relating to the environment and, to Iron Mountain's knowledge, no contamination exists on any of the real properties occupied by Iron Mountain Group Members and no contamination has migrated from any real properties operated by Iron Mountain Group Member that would reasonably be likely to give rise to any material liability for any Iron Mountain Group Member;

  (cc)
  Employees: each Iron Mountain Group Member materially complies with all obligations under employment and industrial laws, employment contracts, industrial agreements and awards and with all codes of conduct and practice relevant to conditions of service and to the relations between it and the employees employed by it, except as would not reasonably be expected to have an Iron Mountain Material Adverse Change. No Iron Mountain Group Member is a party to any workplace agreement with a trade union or industrial organisation, group of employees or individual employees in respect of the employees of the Iron Mountain Group and their employment and no industrial awards or workplace agreements apply to any employees of an Iron Mountain Group Member. As of the date of this Deed, no Iron Mountain Group Member has been involved in any material employment or industrial law-related proceedings or material dispute with any union or employee at any time within the 6 months preceding the date of this Deed that would reasonably be likely to give rise to any material liability for any Iron Mountain Group Member and Iron Mountain has no knowledge of any circumstances that would reasonably be likely to give rise to any such industrial dispute or negotiation. No Iron Mountain Group Member is a party to any written employment or service agreement with any executive officer of Iron Mountain other than those agreements identified in the Iron Mountain Disclosure Letter;

  (dd)
  Employee benefit plans: Iron Mountain has made available to Recall a true and complete copy of each material written employee benefit plan as of the date of this Deed, including any change in control, severance, transaction, sale bonus and individual employment agreement, of the Iron Mountain Group (collectively, the Plans), and each such Plan has been maintained in compliance with its terms in all material respects and in compliance in all material respects with all applicable laws, except where such non-compliance would not reasonably be expected to have an Iron Mountain Material Adverse Change. As of the date of this Deed, there are no pending or, to the knowledge of Iron Mountain, threatened in writing material claims by or on behalf of any employee benefit plan, by any employee or former employee or beneficiary covered under any such employee benefit plan, or otherwise involving any such employee benefit plan (except for routine claims for benefits). No Plan is a defined benefit pension plan and none of the Iron Mountain Group contributes to a Plan that is a defined benefit "multiemployer plan" (as defined in Section 3(37) of the United States Employee Retirement Income Security Act of 1974, as amended (ERISA). Except as contemplated by this Deed, neither the execution and delivery of this Deed nor the consummation of the transactions contemplated hereby, either alone or in connection with any other event(s), shall (i) entitle any current or former employee, officer, manager, individual independent contractor, director, member of the Iron Mountain Group or any of its Affiliates to material severance pay, unemployment compensation or any other similar material payment, (ii) accelerate in any material respect the time of payment or vesting, or increase in any material respect the amount of compensation due any such employee, officer, manager, individual independent contractor or director, or (iii) result in any material liability on the part of any member of the Iron Mountain Group or any of its Affiliates.

  (ee)
  Workers compensation: each Iron Mountain Group Member (i) has workers compensation insurance in place where required by applicable law, has timely paid its workers compensation insurance and has not, outside the ordinary course of business, experienced a material increase in its workers compensation insurance premium over the 3 year period prior to the date of this Deed and (ii) has not been subject to an external audit by the Workers Compensation Insurance Authority in the 3 year period prior to the date of this Deed, except, in each case, as would not reasonably be expected to have an Iron Mountain Material Adverse Change;

  (ff)
  Certain payments: during the three year period prior to the date of this Deed, no member of the Iron Mountain Group or, to Iron Mountain's knowledge, any of its respective officers, directors, employees, agents or representatives has, directly or indirectly, in connection with the business of the Iron Mountain Group: (i) made, offered or promised to make or offer any unlawful payment, loan or transfer of anything of value to or for the benefit of any government official, candidate for public office, political party or political campaign; (ii) paid, offered or promised to make or offer any bribe, payoff, influence payment, kickback, unlawful rebate, or other similar unlawful payment of any nature; (iii) made, offered or promised to make or offer any unlawful contributions, gifts, entertainment or other unlawful expenditures; (iv) established or maintained any unlawful fund of corporate monies or other properties; (v) created or caused the creation of any false or inaccurate books and records of the Iron Mountain Group or any of its members related to any of the foregoing; or (vi) otherwise violated any provision of the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§78dd-1, et seq., the UK Bribery Act of 2010, or any other applicable anti-corruption or anti-bribery law;

  (gg)
  Insurance: except as would not reasonably be expected to have an Iron Mountain Material Adverse Change: (i) each member of the Iron Mountain Group maintains insurance in such amounts and against accident, physical loss or damage, third party liability (including general liability and professional negligence) and all other normal risks incident to the operation of the business of the Iron Mountain Group in accordance with industry practices or as required by law (Insurance), (ii) each Insurance is currently in full force and effect and all applicable premiums have been paid, (iii) so far as Iron Mountain is aware, nothing has been done or omitted to be done which would make any Insurance void or voidable or which would permit an insurer to cancel the policy (iv) the Iron Mountain Group is in compliance in all material respects with all current insurance policies covering the Iron Mountain Group, and (v) as of the date of this Deed, no written notice of cancellation, termination or revocation of an insurance policy has been received by a member of the Iron Mountain Group that remains outstanding;

  (hh)
  Information technology: the information technology and telecommunications systems, hardware and software owned or used by the Iron Mountain Group Members in the conduct of their business (Systems) as at the date of this Deed comprise all the material information technology and telecommunications systems, hardware and software reasonably necessary for the conduct of the Iron Mountain Group's business. All material Systems and software comprised in the Systems are either owned or validly licensed for use by, and are under the control of, an Iron Mountain Group Member.

  (ii)
  Finders' fees: no broker, finder, financial advisor or investment banker is entitled to any broker's, finder's, financial advisor's, investment banker's fee or commission or similar payment in connection with the transactions contemplated by this Deed based upon arrangements made by or on behalf of any member of the Iron Mountain Group.

  (jj)
  Opinion of Financial Advisor: The Iron Mountain Board has received the opinion of Goldman, Sachs & Co., to the effect that, as of the date of such opinion and subject to the limitations, qualifications and assumptions set forth therein, the (i) (A) 0.1722 of a New Iron Mountain Share or the 0.1722 of a New Iron Mountain CDI and (B) the Australian dollar equivalent of US$0.50, and (ii) the Australian dollar equivalent of US$0.50 and the $8.50 (less the Australian dollar equivalent of US$0.50) in cash, taken in the aggregate, to be paid by Iron Mountain Sub for the Recall Shares pursuant to this Deed is fair from a financial point of view to Iron Mountain

Schedule 2

Recall Representations and Warranties

        Recall represents and warrants to Iron Mountain (in its own right and separately as trustee or nominee for each of the other Iron Mountain Indemnified Parties) that, except as Fairly Disclosed in the Recall Disclosure Letter or in the Recall Reporting Documents prior to the date of this Deed:

  (a)
  Validly existing: it is a validly existing corporation registered under the laws of its place of incorporation;

  (b)
  Authority: the execution and delivery of this Deed has been properly authorised by all necessary corporate action of Recall;

  (c)
  Power: it has full corporate power and lawful authority to execute, deliver and perform this Deed;

  (d)
  Deed binding: this Deed is a valid and binding obligation on Recall enforceable in accordance with its terms, subject to laws generally affecting creditors' rights and principles of equity;

  (e)
  No default: the Transaction does not (i) conflict with or result in the breach of or a default under the Recall Constitution or other constituent documents, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or (ii) give rise to any obligation of a member of the Recall Group to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any liens upon any of the properties or assets of any member of the Recall Group under any material term or provision of any material agreement or any Order, law, rule or regulation to which it or any member of the Recall Group is party or by which it or any such member is bound, except, in the case of the foregoing clause (ii), as would not reasonably be expected to have a Recall Material Adverse Change;

  (f)
  Capital structure: Recall's capital structure, including all issued securities as of June 5, 2015, is as set out in Schedule 5 and it has not issued or agreed to issue any other securities, options, warrants, rights or instruments which are still outstanding and may convert into Recall Shares other than as set out in Schedule 5. Except as set forth in the preceding sentence, as of June 5, 2015, Recall has not issued any other securities, options or instruments which are still outstanding and may convert into Recall Shares other than as set out in Schedule 5;

  (g)
  Continuous disclosure: Recall has complied in all material respects with its continuous disclosure obligations under ASX Listing Rule 3.1 and, other than in relation to this Transaction, it is not relying on the carve-out in Listing Rule 3.1 to withhold any material information from public disclosure;

  (h)
  Restrictions on business activities: there is no agreement or Order binding on Recall or any of its subsidiaries that has or would reasonably be likely to have the effect of materially prohibiting, materially restricting or materially impairing after the Implementation Date any business of the Recall Group;

  (i)
  Litigation: as of the date of this Deed:

  (i)
  there are no Actions commenced or pending or, to the knowledge of Recall, threatened against Recall or any of its subsidiaries, except as would not reasonably be expected to have a Recall Material Adverse Change; and

    (ii)
    neither Recall nor any of its subsidiaries nor the respective assets, properties or business of Recall or any of its subsidiaries is subject to any Order except as would not reasonably be expected to have a Recall Material Adverse Change;

  (j)
  Indebtedness: as at the date of this Deed:

  (i)
  no Recall Group Member has incurred or agreed to incur any indebtedness material to the Recall Group as a whole under any bank facility or other similar material arrangement providing financial accommodation of any description (excluding usual terms of trade with customers and suppliers and excluding hedges, swaps and similar arrangements and excluding any such indebtedness, arrangement or financial accommodation (irrespective of what form that accommodation takes) to or among members of the Recall Group); and

  (ii)
  other than the Transaction, no event has occurred which would entitle any person to require the repayment of any material borrowings of the Recall Group or require any material borrowings of the Recall Group to be repaid before their due date for any reason;

  (k)
  Solvency: neither Recall nor any other material member of the Recall Group is subject to an Insolvency Event;

  (l)
  Filings:

  (i)
  it has filed with ASIC and the ASX all required material reports, schedules, prospectuses, forms, statements, notices and other documents required to be filed with ASIC and the ASX, including any notices required to be filed by Listing Rule 3.1 (all of those documents being the Recall Reporting Documents);

  (ii)
  as of its date, each Recall Reporting Document complied in all material respects with the requirements of the Corporations Act and the Listing Rules and all rules, regulations and policy statements under the Corporations Act and the Listing Rules;

  (iii)
  none of the Recall Reporting Documents as of the date of their respective filings contained an untrue statement of a material fact or omitted to state a material fact required to be stated in it or necessary to prevent the statement made from being false or misleading in the circumstances in which it has been made; and

  (iv)
  the consolidated financial statements of Recall included in the Recall Reporting Documents comply as to form in all material respects with the Corporations Act and all applicable accounting requirements applicable to the preparation of financial statements give a true and fair view of the consolidated financial position of Recall, have been prepared in accordance with AIFRS as applicable at the relevant date and fairly present in all material respect the consolidated financial position of Recall as of the dates of the relevant financial statements and the consolidated results of its operations and cash flows for the periods then ended;

  (m)
  Taxes:

  (i)
  all income Tax Returns and all other material Tax Returns required to be filed by Recall and its subsidiaries, have been timely filed;

  (ii)
  all such Tax Returns are or will be true, complete and correct in all material respects;

  (iii)
  all Taxes shown as due and payable on such Tax Returns, and all material amounts of Taxes (whether or not reflected on such Tax Returns) required to have been paid by

      Recall and its subsidiaries have been paid or appropriate reserves have been recorded in the financial statements of Recall;

    (iv)
    Neither Recall nor any of its subsidiaries (i) is currently the subject of a material Tax audit or examination or other administrative or judicial proceeding arising therefrom, and to Recall's knowledge, no such audit, examination or proceeding is threatened or contemplated, or (ii) has received from any taxing authority any written notice of a material proposed adjustment, deficiency or underpayment of Taxes which has not been satisfied by payment or been withdrawn;

    (v)
    Recall and its subsidiaries have duly and timely withheld all material amounts of Taxes required to be withheld and such withheld Taxes have been either duly and timely paid to the proper Taxing Authority or properly set aside in accounts for such purpose and will be duly and timely paid to the proper Taxing Authority; and

    (vi)
    no subsidiary of Recall has made an election under Treasury Regulations Section 301.7701-3 during the period subsequent to the consummation of the demerger contemplated by the Demerger Deed until the date hereof.

  (n)
  No Undisclosed Liabilities: no member of the Recall Group has any indebtedness or liabilities required under generally accepted Australian accounting principles or US GAAP to be reflected on a balance sheet or the notes thereto, other than those (i) specifically reflected in, fully reserved against or otherwise described in the Recall Reporting Documents or the notes thereto, (ii) incurred in the ordinary course of business consistent with past practice since such date, (iii) incurred under this Deed or in connection with the Transactions, or (iv) that would not reasonably be expected to have Recall Material Adverse Change.

  (o)
  No Recall Material Adverse Change or Recall Prescribed Occurrence: since 31 December 2014 through the date of this Deed, there has not been a Recall Material Adverse Change or Recall Prescribed Occurrence and no Recall Material Adverse Change or Recall Prescribed Occurrence has been discovered, and the Recall Group has conducted its business in the ordinary and usual course of business consistent with past practice. Since 31 December 2014 through the date of this Deed, the Recall Group has not taken any action that, if taken from the date of this Deed through 8am on the Second Court Date, would constitute a breach of clause 7.1.

  (p)
  Compliance with law: each member of the Recall Group is, and at all times in the three years prior to the date of this Deed has been, in compliance with all laws applicable to its business, operations or assets, including all laws with respect to privacy, data protection, export and the collection and use of personal information, anti-spam and similar consumer protection laws, except as would not reasonably be expected to have a Recall Material Adverse Change. As of the date of this Deed, no member of the Recall Group has received any written or, to Recall's knowledge, other notice of or been charged with the violation of any laws, except as would not reasonably be expected to have a Recall Material Adverse Change. As of the date of this Deed, to Recall's knowledge, no member of the Recall Group is under investigation with respect to the violation of any laws and, to Recall's knowledge, no member of the Recall Group has received any written notice or communication of any such violation that has not been cured as of the date of this Deed, except as would not reasonably be expected to have a Recall Material Adverse Change.

  (q)
  Permits: except as would not reasonably be expected to have a Recall Material Adverse Change, the Recall Group holds all material licenses, franchises, permits, certificates, approvals or other similar authorizations issued by applicable Governmental Agencies necessary for the lawful conduct of its businesses as presently conducted as of the date of this

    Deed, and, to Recall's knowledge, such licenses, franchises, permits, certificates, approvals or other similar authorizations are valid and in full force and effect, no member of the Recall Group is in default thereunder, and none of such licenses, franchises, permits, certificates, approvals or other similar authorizations will be terminated or materially adversely modified pursuant to their terms or applicable law as a result of the Transactions.

  (r)
  Intellectual property: the Recall Group owns all right, title and interest in all registrations and applications for material intellectual property owned or purported to be owned by the Recall Group, and is the sole and exclusive owner of, or has valid and continuing rights to use, all other intellectual property and technology used in the conduct of the business of the Recall Group as currently conducted as of the date of this Deed and as proposed by the Recall Group as of the date of this Deed to be conducted in the future. The Recall Group's material intellectual property rights are valid, enforceable and subsisting. The intellectual property and technology rights of the Recall Group are free and clear of all liens and include all of the material intellectual property and technology rights necessary and sufficient to enable Recall to conduct the business of the Recall Group as currently being conducted as of the date of this Deed and as proposed by the Recall Group as of the date of this Deed to be conducted in the future. To Recall's knowledge, the business of the Recall Group as currently conducted as of the date of this Deed does not infringe, constitute an unauthorized use of, misappropriate or otherwise violate any material intellectual property or other similar right of any person, except as would not reasonably be expected to have a Recall Material Adverse Change. As of the date of this Deed, no member of the Recall Group is the subject of any pending or, to Recall's knowledge, threatened in writing legal proceedings which involve a material claim of the foregoing or challenge the ownership, use, validity or enforceability of any material intellectual property owned, purported to be owned or exclusively licensed by any member of the Recall Group. The Recall Group has taken reasonably adequate security measures to protect the secrecy, confidentiality and value of all material trade secrets and any material other non-public, proprietary information, which measures are commercially reasonable in the industry in which the Recall Group operates.

  (s)
  Asset control: except for those matters that have not had or would not reasonably be expected to have a Recall Material Adverse Change, all the material tangible assets listed in the Recall Reporting Documents are (i) fully paid for, (ii) either the absolute property of a member of the Recall Group free and clear of all material encumbrances or used by a Recall Group Member under a contract under which it is entitled to use the assets on the terms and conditions of such contract, (iii) except as disclosed in the Recall Disclosure Letter, not the subject of a security interest (as defined in the Personal Property Securities Act 2009 (Cth)) which has been perfected by the secured party possessing or controlling the personal property, (iv) not the subject of any lease or hire purchase agreement or agreement for purchase on deferred terms, other than in the ordinary course of business, (v) in the possession of a Recall Group Member, its agent or nominee, or (vi) not the subject of any agreements or arrangements to dispose or not to dispose or that otherwise restrict their use or disposal, except as provided for, or taken into account in the preparation of, the Recall Reporting Documents;

  (t)
  Contracts: except as would not reasonably be expected to have a Recall Material Adverse Change, each of the material contracts to which a member of the Recall Group is party as of the date hereof (i) is in full force and effect and is the legal, valid and binding obligation of such member of the Recall Group and, to the knowledge of Recall, the other parties thereto, (ii) is enforceable against a member of the Recall Group and, to the knowledge of Recall, the other parties thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable principles, and (iii) upon consummation of the Transaction, shall continue in full force and effect. No member of the Recall Group is in default under any material contract to which it is a party, and, to the knowledge of Recall, no event has occurred that with the lapse of time or the giving of notice or both would constitute a breach or default by a member of the Recall Group or, to the knowledge of Recall, any other party thereunder, except as would not reasonably be expected to have a Recall Material Adverse Change. As of the date of this Deed, no party to any of the material contracts to which a member of the Recall Group is party has exercised any termination rights with respect thereto, except as would not reasonably be expected to have a Recall Material Adverse Change;

  (u)
  Customers and suppliers: since 30 June 2014 through the date of this Deed, (A) none of the top 25 customers by revenue for calendar year 2014 (each an Recall Key Customer) or top 5 suppliers by purchases for calendar year 2014 (each an Recall Key Supplier) of the Recall Group as identified in the Recall Disclosure Letter has terminated (or has notified a member of the Recall Group in writing of its intention to terminate) its relationship with a member of the Recall Group, (B) none of the Recall Key Customers has materially reduced the pricing terms of its business with the Recall Group (or has notified a member of the Recall Group in writing of its intention to materially reduce the pricing terms of its business with the Recall Group), and (C) none of the Recall Key Suppliers has materially increased the pricing terms of its business with the Recall Group (or has notified a member of the Recall Group in writing of its intention to materially increase the pricing terms of its business with the Recall Group);

  (v)
  Leases: except as would not reasonably be expected to have a Recall Material Adverse Change, as of the date hereof, each member of the Recall Group has valid, binding and enforceable leasehold interests under each material real property lease, free and clear of all liens. Each of the material real property leases of the members of the Recall Group is in full force and effect, except where the failure to be in effect would not be a Recall Material Adverse Change. No member of the Recall Group is in default under any material real property lease, and, to the knowledge of Recall, no event has occurred and no circumstance exists which, if not remedied by a member of the Recall Group, as the case may be, and whether with or without notice or the passage of time or both, would result in such a default, except as would not reasonably be expected to have a Recall Material Adverse Change. As of the date of this Deed, no member of the Recall Group has received any written notice, or given any written notice, of any material default or event that with notice or lapse of time, or both, would constitute a default by a member of the Recall Group under a material real property lease to which a member of the Recall Group is a party, and no party to any material real property lease to which a member of the Recall Group is party has exercised any termination rights with respect thereto, except, in each case, where such default or defaults would not reasonably be expected to have a Recall Material Adverse Change;

  (w)
  Environmental: except as would not reasonably be expected to have a Recall Material Adverse Change, there is no contamination affecting any of the real property occupied by Recall Group Members that would reasonably be likely to, give rise to any material liability for any Recall Group Member under or arising from any act or omission of a Recall Group Member that is a breach of or inconsistent with its obligations under, any statute or common law relating to the environment and, to Recall's knowledge, no contamination exists on any of the real properties occupied by Recall Group Members and no contamination has migrated from any real properties operated by Recall Group Member that would reasonably be likely to give rise to any material liability for any Recall Group Member;

  (x)
  Employees: each Recall Group Member materially complies with all obligations under employment and industrial laws, employment contracts, industrial agreements and awards and with all codes of conduct and practice relevant to conditions of service and to the relations between it and the employees employed by it, except as would not reasonably be expected to have a Recall Material Adverse Change. No Recall Group Member is a party to any workplace agreement with a trade union or industrial organisation, group of employees or individual employees in respect of the employees of the Recall Group and their employment and no industrial awards or workplace agreements apply to any employees of a Recall Group Member. As of the date of this Deed, no Recall Group Member has been involved in any material employment or industrial law-related proceedings or material dispute with any union or employee at any time within the 6 months preceding the date of this Deed that would reasonably be likely to give rise to any material liability for any Recall Group Member and Recall has no knowledge of any circumstances that would reasonably be likely to give rise to any such industrial dispute or negotiation. No Recall Group Member is a party to any written employment or service agreement with any officer other than those agreements identified in the Recall Disclosure Letter;

  (y)
  Employee benefit plans: Recall has made available to Iron Mountain a true and complete copy of each material written employee benefit plan as of the date of this Deed, including any change in control, severance, transaction, sale bonus and individual employment agreement, of the Recall Group (collectively, the Plans), and each such Plan has been maintained in compliance with its terms in all material respects and in compliance in all material respects with all applicable laws, except where such non-compliance would not reasonably be expected to have a Recall Material Adverse Change. As of the date of this Deed, there are no pending or, to the knowledge of Recall, threatened in writing material claims by or on behalf of any employee benefit plan, by any employee or former employee or beneficiary covered under any such employee benefit plan, or otherwise involving any such employee benefit plan (except for routine claims for benefits). No Plan is a defined benefit pension plan and none of the Recall Group contributes to a Plan that is a "multiemployer plan" (as defined in Section 3(37) of ERISA). Except as contemplated by this Deed, neither the execution and delivery of this Deed nor the consummation of the transactions contemplated hereby, either alone or in connection with any other event(s), shall (i) entitle any current or former employee, officer, manager, individual independent contractor, director, member of the Recall Group or any of its Affiliates to material severance pay, unemployment compensation or any other similar material payment, (ii) accelerate in any material respect the time of payment or vesting, or increase in any material respect the amount of compensation due any such employee, officer, manager, individual independent contractor or director, or (iii) result in any material liability on the part of any member of the Recall Group or any of its Affiliates. Neither the execution and delivery of this Deed nor the consummation of the transactions contemplated hereby, either alone or in connection with any other event(s), shall give rise to any tax gross-up payment from the Recall Group or any of its Affiliates to any person as a result of the imposition of additional taxes under Section 4999 of the Code;

  (z)
  Workers compensation: each Recall Group Member (i) has workers compensation insurance in place where required by applicable law, has timely paid its workers compensation insurance and has not, outside the ordinary course of business, experienced a material increase in its workers compensation insurance premium over the 3 year period prior to the date of this Deed and (ii) has not been subject to an external audit by the Workers Compensation Insurance Authority in the 3 year period prior to the date of this Deed, except, in each case, as would not reasonably be expected to have a Recall Material Adverse Change;

  (aa)
  Certain payments: for the three year period prior to the date of this Deed, no member of the Recall Group or, to Recall's knowledge, any of its respective officers, directors, employees, agents or representatives has, directly or indirectly, in connection with the business of the Recall Group: (i) made, offered or promised to make or offer any unlawful payment, loan or transfer of anything of value to or for the benefit of any government official, candidate for public office, political party or political campaign; (ii) paid, offered or promised to make or offer any bribe, payoff, influence payment, kickback, unlawful rebate, or other similar unlawful payment of any nature; (iii) made, offered or promised to make or offer any unlawful contributions, gifts, entertainment or other unlawful expenditures; (iv) established or maintained any unlawful fund of corporate monies or other properties; (v) created or caused the creation of any false or inaccurate books and records of the Recall Group or any of its members related to any of the foregoing; or (vi) otherwise violated any provision of the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§78dd-1, et seq., the UK Bribery Act of 2010, or any other applicable anti-corruption or anti-bribery law;

  (bb)
  Insurance: except as would not reasonably be expected to have a Recall Material Adverse Change: (i) each member of the Recall Group maintains insurance in such amounts and against accident, physical loss or damage, third party liability (including general liability and professional negligence) and all other normal risks incident to the operation of the business of the Recall Group in accordance with industry practices or as required by law (Insurance), (ii) each Insurance is currently in full force and effect and all applicable premiums have been paid, (iii) so far as Recall is aware, nothing has been done or omitted to be done which would make any Insurance void or voidable or which would permit an insurer to cancel the policy (iv) the Recall Group is in compliance in all material respects with all current insurance policies covering the Recall Group, and (v) as of the date of this Deed, no written notice of cancellation, termination or revocation of an insurance policy has been received by a member of the Recall Group that remains outstanding;

  (cc)
  Information technology: the information technology and telecommunications systems, hardware and software owned or used by the Recall Group Members in the conduct of their business (Systems) as at the date of this Deed comprise all the material information technology and telecommunications systems, hardware and software reasonably necessary for the conduct of the Recall Group's business. All material Systems and software comprised in the Systems are either owned or validly licensed for use by, and are under the control of, a Recall Group Member.

  (dd)
  Finders' fees: no broker, finder, financial advisor or investment banker is entitled to any broker's, finder's, financial advisor's, investment banker's fee or commission or similar payment in connection with the transactions contemplated by this Deed based upon arrangements made by or on behalf of any member of the Recall Group.

Schedule 3

Competition Approvals

1
Australia

2
United Kingdom

3
United States

Schedule 4

Iron Mountain details

Security	Total number on issue
Iron Mountain Shares	210,669,163.50

Grant Type	QTY—Vested	QTY—Unvested	QTY—Outstanding
Performance Units	—	451,319	451,319
Restricted Stock Units	—	1,367,753	1,367,753
Stock Options	2,745,604	1,263,830	4,009,434

Schedule 5

Recall details

Recall Security	Total number on issue as of June 5, 2015
Recall Shares	313,674,711
Recall Performance Rights	7,094,336, with various vesting and expiry dates, of which 2,193,598 are Recall Retention Rights.
Recall Retention Rights	2,193,598

Schedule 6

Employee and Benefit Matters

(a)
For each employee of the Recall Group immediately prior to the Implementation Date who continues to be employed from and after the Implementation Date (a Continuing Employee), for the period from the Implementation Date and ending on the first anniversary of the Implementation Date (or, if earlier, the date of such Continuing Employee's termination of employment with the Recall Group), the Iron Mountain Group must provide:

(i)
base salary, wages and commission opportunities to each Continuing Employee at a rate that is no less favourable than the rate of base salary, wages or commission opportunities provided to such Continuing Employee immediately prior to the Implementation Date;

(ii)
participation in an annual bonus program to each Continuing Employee that is not less favourable than the annual bonus opportunity provided to such Continuing Employee immediately prior to the Implementation Date;

(iii)
severance benefits to each Continuing Employee that are no less favourable than the severance benefits provided to such Continuing Employee immediately prior to the Implementation Date; and

(iv)
other compensation and benefits (including paid-time off) to each Continuing Employee that are substantially comparable, in the aggregate, to the other compensation and benefits provided to such Continuing Employee immediately prior to the Implementation Date (excluding any retention arrangements implemented in connection with the transactions contemplated by this Deed or on or after the date of this Deed and any equity or equity-based compensation).

(b)
Without limiting the generality of clause (a) above, from and after the Implementation Date, the Iron Mountain Group must assume, honour and continue all of the Recall Group's employment, severance, retention and termination plans, policies, programs, agreements and arrangements (including any change in control or severance agreement between the Recall Group and any Continuing Employee), in each case in accordance with their terms as in effect immediately prior to the Implementation Date, including with respect to any payments, benefits or rights arising as a result of the transactions contemplated by this Deed (either alone or in combination with any other event).

(c)
For all purposes (including for purposes of determining eligibility to participate, level of benefits, vesting, and benefit accruals) under any employee benefit plan, program, policy or arrangement maintained by the Iron Mountain Group, including any vacation, paid time off and severance plans, each Continuing Employee's service with or otherwise credited by the Recall Group shall be treated as service with the Iron Mountain Group; provided, however, that such service shall not be recognized to the extent that such recognition would result in any duplication of benefits or for purposes of benefit accruals under any defined benefit pension plan.

(d)
The Iron Mountain Group must waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively at work requirements and waiting periods under any welfare benefit plan maintained by the Iron Mountain Group in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Implementation Date, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable plan maintained by the Recall Group (a Company Benefit Plan) immediately prior to the Implementation Date. To the extent permitted by applicable Law, the Iron Mountain Group shall recognize, or cause to be recognized, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) during the calendar year in which the Implementation Date occurs for purposes of satisfying such year's deductible, co-payment and out-of-pocket maximum limitations under the relevant welfare benefit plans in which such Continuing Employee (and dependents) will be eligible to participate from and after the Implementation Date.

(e)
Prior to the Implementation Date, the Recall Group may implement a retention plan (the Retention Plan) for the benefit of the Recall Group and Continuing Employees, the terms of which are disclosed in the Recall Disclosure Letter.

(f)
This Schedule 6 shall be binding upon and shall inure solely to the benefit of each of the parties to this Deed, and nothing in this Schedule 6, express or implied, is intended to confer upon any other person (including for the avoidance of doubt any current or former directors, officers, employees, contractors or consultants of any of the Recall Group or the Iron Mountain Group) any rights or remedies of any nature whatsoever under or by reason of this Schedule 6.

(g)
Nothing contained in this Schedule 6 shall:

(i)
be treated as an amendment of any Company Benefit Plan or employee benefit plan of the Recall Group or the Iron Mountain Group, or

(ii)
obligate either the Recall Group or the Iron Mountain Group to (A) maintain any particular benefit plan, except in accordance with the terms of such plan, or (B) retain the employment of any particular employee.

Schedule 7

Illustrative Calculation Applying Clause 4.4 Scale Back Mechanism

Example 1:

1)
Assume that valid Cash Elections are received from Scheme Shareholders in respect of 110,000,000 Recall Shares.

2)
Assume that the Australian dollar equivalent of US$0.50 is $0.65 (at an assumed AUD/USD exchange rate of approximately 0.77). The cash amount payable to Scheme Shareholders in respect of valid Cash Elections for each Scheme Share would therefore be $7.85 (being $8.50 less $0.65).

3)
The aggregate of the amounts which would otherwise be payable to all validly electing Scheme Shareholders under clause 4.2(b)(ii)(B) would therefore be $863,500,000 (being 110,000,000 shares multiplied by $7.85). Because $863,500,000 exceeds $225,000,000, by virtue of clause 4.4(a), the scale back provisions would apply.

4)
Assume that the aggregate of the first 5,000 Recall Shares (or, where a lesser number of Recall Shares is held, that number) held by all validly electing Scheme Shareholders who were on the Recall Share Register as at the date which is 3 trading days on the ASX after the date of the Deed is 10,000,000 Recall Shares. The aggregate of the amounts which would be payable to all those validly electing Scheme Shareholders under clause 4.4(b)(i)(A) would therefore be $78,500,000 (being 10,000,000 shares multiplied by $7.85). Because $78,500,000 is less than $225,000,000, the proviso to clause 4.4(b)(i)(A) would not apply.

5)
The tables below show the consideration to be provided under the Scheme for validly electing Scheme Shareholders depending on whether they were on the Recall Share Register as at the date which is 3 trading days on the ASX after the date of the Deed.

Consideration payable to Scheme Shareholders that were Recall Shareholders as at the date which is 3 trading days on the ASX after the date of this Deed

	Australian dollar equivalent of US$0.50 Cash	Cash received under Clause 4.4(b)(i)(A)		Cash received under Clause 4.4(b)(i)(B)						Number of Iron Mountain CDIs or shares received under Clause 4.4(c)
Shares held by relevant Scheme Shareholder	Cash received ($0.65 × Shares)	Shares eligible under Clause 4.4(b)(i)(A)	Cash Received ($7.85 × eligible shares)	A	B	C	D	Cash received (A–B) × (C÷D)	Total cash received	X	Y	Z	Iron Mountain CDIs or shares received ((X–Y) ÷ X) x Z
1,000	$650	1,000	$7,850	$225,000,000	$78,500,000	—	100,000,000	—	$8,500	$7,850	$7,850	172	—
5,000	$3,250	5,000	$39,250	$225,000,000	$78,500,000	—	100,000,000	—	$42,500	$39,250	$39,250	861	—
10,000	$6,500	5,000	$39,250	$225,000,000	$78,500,000	5,000	100,000,000	$7,325	$53,075	$78,500	$46,575	1,722	700

Consideration payable to Scheme Shareholders that were not Recall Shareholders as at the date which is 3 trading days on the ASX after the date of this Deed

	Australian dollar equivalent of US$0.50 Cash	Cash received under Clause 4.4(b)(i)(A)		Cash received under Clause 4.4(b)(ii)						Number of Iron Mountain CDIs or shares received under Clause 4.4(c)
Shares held by relevant Scheme Shareholder	Cash received ($0.65 × Shares)	Shares eligible under Clause 4.4(b)(i)(A)	Cash Received ($7.85 × eligible shares)	A	B	C	D	Cash received (A–B) × (C÷D)	Total cash received	X	Y	Z	Iron Mountain CDIs or shares received ((X–Y) ÷ X) x Z
1,000	$650	—	—	$225,000,000	$78,500,000	1,000	100,000,000	$1,465	$2,115	$7,850	$1,465	172	140
5,000	$3,250	—	—	$225,000,000	$78,500,000	5,000	100,000,000	$7,325	$10,575	$39,250	$7,325	861	700
10,000	$6,500	—	—	$225,000,000	$78,500,000	10,000	100,000,000	$14,650	$21,150	$78,500	$14,650	1,722	1,401

Example 2:

1)
Assume that valid Cash Elections are received from Scheme Shareholders in respect of 130,000,000 Recall Shares.

2)
Assume that the Australian dollar equivalent of US$0.50 is $0.65 (at an assumed AUD/USD exchange rate of approximately 0.77). The cash amount payable to Scheme Shareholders in respect of valid Cash Elections for each Scheme Share would therefore be $7.85 (being $8.50 less $0.65).

3)
The aggregate of the amounts which would be payable to all validly electing Scheme Shareholders under clause 4.2(b)(ii)(B) would therefore be $1,020,500,000 (being 130,000,000 shares multiplied by $7.85). Because $1,020,500,000 exceeds $225,000,000, by virtue of clause 4.4(a), the scale back provisions would apply.

4)
Assume that the aggregate of the first 5,000 Recall Shares (or, where a lesser number of Recall Shares is held, that number) held by all validly electing Scheme Shareholders who were on the Recall Share Register as at the date which is 3 trading days on the ASX after the date of the Deed is 30,000,000 Recall Shares. The aggregate of the amounts which would be payable to all validly electing Scheme Shareholders under clause 4.4(b)(i)(A), if not for the proviso to clause 4.4(b)(i)(A) would therefore be $235,500,000 (being 30,000,000 shares multiplied by $7.85). Because $235,500,000 exceeds $225,000,000, the proviso to clause 4.4(b)(i)(A) would apply.

5)
Applying that proviso, the relevant number of shares used to calculate entitlements under Clause 4.4(i)(A) would be reduced from 5,000 to the extent required for the aggregate cash payments to equal $225,000,000 (for example, to 4,500 shares).

6)
The tables below show the consideration to be provided under the Scheme for validly electing Scheme Shareholders depending on whether they were on the Recall Share Register as at the date which is 3 trading days on the ASX after the date of the Deed.

Consideration payable to Scheme Shareholders that were Recall Shareholders as at the date which is 3 trading days on the ASX after the date of this Deed

	Australian dollar equivalent of US$0.50 Cash	Cash received under Clause 4.4(b)(i)(A)		Cash received under Clause 4.4(b)(i)(B)						Number of Iron Mountain CDIs or shares received under Clause 4.4(c)
Shares held by relevant Scheme Shareholder	Cash received ($0.65 × Shares)	Shares eligible under Clause 4.4(b)(i)(A)	Cash Received ($7.85 × eligible shares)	A	B	C	D	Cash received (A–B) × (C÷D)	Total cash received	X	Y	Z	Iron Mountain CDIs or shares received ((X–Y) ÷ X) x Z
1,000	$650	1,000	$7,850	$225,000,000	$225,000,000	—	101,337,580	—	$8,500	$7,850	$7,850	172	—
5,000	$3,250	4,500	$35,325	$225,000,000	$225,000,000	500	101,337,580	—	$38,575	$39,250	$35,325	861	86
10,000	$6,500	4,500	$35,325	$225,000,000	$225,000,000	5,500	101,337,580	—	$41,825	$78,500	$35,325	1,722	947

Consideration payable to Scheme Shareholders that were not Recall Shareholders as at the date which is 3 trading days on the ASX after the date of this Deed

	Australian dollar equivalent of US$0.50 Cash	Cash received under Clause 4.4(b)(i)(A)		Cash received under Clause 4.4(b)(ii)						Number of Iron Mountain CDIs or shares received under Clause 4.4(c)
Shares held by relevant Scheme Shareholder	Cash received ($0.65 × Shares)	Shares eligible under Clause 4.4(b)(i)(A)	Cash Received ($7.85 × eligible shares)	A	B	C	D	Cash received (A–B) × (C÷D)	Total cash received	X	Y	Z	Iron Mountain CDIs or shares received ((X–Y) ÷ X) x Z
1,000	$650	—	—	$225,000,000	$225,000,000	1,000	101,337,580	—	$650	$7,850	—	172	172
5,000	$3,250	—	—	$225,000,000	$225,000,000	5,000	101,337,580	—	$3,250	$39,250	—	861	861
10,000	$6,500	—	—	$225,000,000	$225,000,000	10,000	101,337,580	—	$6,500	$78,500	—	1,722	1,722

Example 3:

1)
Assume that valid Cash Elections are received from Scheme Shareholders in respect of 10,000,000 Recall Shares.

2)
Assume that the Australian dollar equivalent of US$0.50 is $0.65 (at an assumed AUD/USD exchange rate of approximately 0.77). The cash amount payable to Scheme Shareholders in respect of valid Cash Elections for each Scheme Share would therefore be $7.85 (being $8.50 less $0.65).

3)
The aggregate of the amounts which would be payable to all validly electing Scheme Shareholders under clause 4.2(b)(ii)(B) would therefore be $78,500,000 (being 10,000,000 shares multiplied by $7.85). Because $78,500,000 is less than $225,000,000, by virtue of clause 4.4(a), the scale back provisions would not apply.

4)
Scheme Shareholders making valid Cash Elections would be entitled to receive cash payments in respect of all of their Recall Shares.

Schedule 8

Pre-Closing Restructuring

        Recall shall take such actions as shall be necessary or appropriate to cause any direct or indirect subsidiary of Recall identified by Iron Mountain no later than 120 days after the date hereof (each, a Designated Subsidiary) to be treated, effective as of the third day prior to the Implementation Date, as a subsidiary of Recall that is treated as an entity disregarded as separate from its owner for U.S. federal income tax purposes (i.e., as a branch of Recall for U.S. federal income tax purposes), including by (i) the making of an election under Treasury Regulations Section 301.7701-3, (ii) the conversion of such Designated Subsidiary into an entity in the same jurisdiction that qualifies as an "eligible entity" within the meaning of Treasury Regulations Section 301.7701-3, (iii) effecting one or a series of distributions of the equity interests in such Designated Subsidiary to Recall or a subsidiary thereof that is disregarded for U.S. federal income tax purposes or (iv) a combination thereof.

Schedule 9

Form of FIRPTA Certificate

[Addressee]
[    •    ]
[    •    ]

A STATEMENT MADE BY
[Recall Corporation
One Recall Center
180 Technology Drive
Norcross, GA 30092
EIN: 36-4306177]

[or]

[Recall Finance Americas Inc.
One Recall Center
180 Technology Drive
Norcross, GA 30092
EIN: 38-3915343]

STATEMENT UNDER TREAS. REG. § 1.897-2

U.S. Real Property Interest Status of Interests in [Recall Corporation/Recall Finance Americas Inc.]

        In accordance with U.S. Treas Reg. 1.897-2(h)(1), [Recall Corporation/Recall Finance Americas Inc.] has determined that the interests in [Recall Corporation/Recall Finance Americas Inc.] held by [Recall Overseas Holdings Pty Ltd./Recall Corporation] do not constitute a U.S. real property interest as of [    •    ], 20[    •    ].

        Under penalties of perjury, I declare that I have examined this statement and to the best of my knowledge and belief, it is true, correct and complete.

        A copy of this statement is concurrently being sent to the IRS with notice required under U.S. Treas. Reg. § 1.897-2(h)(2).

Name Title Recall Corporation/Recall Finance Americas Inc.]	Date

Schedule 10

Communications Materials—see Exhibits 99.1 and 99.2. of the form 8-K filed on June 8, 2015

Executed and delivered as a Deed.

Executed as a deed by Iron Mountain Incorporated:

/s/ WILLIAM L. MEANEY Director Signature	/s/ ERNEST W. CLOUTIER Secretary Signature
William L. Meaney Print Name	Ernest W. Cloutier Print Name
Executed as a deed in accordance with section 127 of the Corporations Act 2001 by Recall Holdings Limited:
/s/ DOUG PERTZ Director Signature	/s/ BARRY MEDINTZ Secretary Signature
Doug Pertz Print Name	Barry Medintz Print Name

Annexure 1

Indicative Timetable

Event	Target date
Announcement and signing of scheme implementation deed	8 June 2015
Recall to appoint Independent Expert (and any Independent Accountant)	June 2015
Joint marketing efforts	June 2015 (until Second Court Date)
Iron Mountain to lodge applications with Competition Authorities for all Competition Approvals	June 2015
Iron Mountain to lodge application with FIRB for FIRB approval	June 2015
Iron Mountain to lodge application with the ASX for listing approval	June 2015
Recall to lodge application with the Australian Taxation Office for class ruling	June 2015
Iron Mountain to lodge preliminary Iron Mountain Registration Statement with the SEC and application for quotation of new Iron Mountain Shares with the NYSE	July 2015
Finalise pro forma accounts for merged group following 30 June 2015	August 2015
Iron Mountain to receive comments from the SEC, if any	1 month after preliminary filing of Registration Statement
Iron Mountain to lodge final Iron Mountain Registration Statement with the SEC and application for quotation of new Iron Mountain Shares with the NYSE	September 2015 (approximately 1 month following receipt of SEC comments, if any)
Recall to provide draft Scheme Booklet to ASIC	September 2015
Iron Mountain to despatch Iron Mountain Registration Statement	September 2015
First Court hearing	September 2015
Iron Mountain Shareholder Meeting to obtain the Iron Mountain Shareholder Approval	October 2015
Scheme Meeting	November 2015
Second Court Date	December 2015
Implementation Date	January 2016

Notes:

1.
The parties intend to convene and hold the Iron Mountain Shareholder Meeting and Scheme Meeting even though not all Competition Approvals and other Regulatory Approvals have been obtained by the time of the Iron Mountain Shareholder Meeting and the Scheme Meeting.

2.
As per clause 3.4, the Scheme Meeting will be not less than 10 Business Days after the Iron Mountain Shareholder Meeting.

3.
All conditions precedent in clause 3.1, including clause 3.1(a)(Regulatory Approvals), are to be satisfied or waived before the Second Court Date.

4.
As it is required that the Implementation Date occur within the first 30 days of any given fiscal quarter of Iron Mountain, the timing of the Second Court Date will need to be determined appropriately.

Annexure 2

Scheme of arrangement

        This scheme of arrangement is made under section 411 of the Corporations Act 2001 (Cth)

Between the parties

1
Recall Holdings Limited (ABN 27 116 537 832) of 697 Gardeners Road, Alexandria, Sydney, Australia (Recall)

2
The holders of fully paid ordinary shares in Recall recorded in the Recall Share Register as at the Record Date (Scheme Shareholders).

1      Definitions and interpretation

1.1
Definitions

        The meanings of the terms used in this Scheme are set out below.

        ASIC means the Australian Securities and Investments Commission.

        ASX means ASX Limited (ABN 98 008 624 691) and, where the context requires, the financial market that it operates.

        Business Day means a weekday on which trading banks in Sydney and New York are open for trading and the ASX and the NYSE are open for trading.

        Cash Election is defined in clause 4.4(a).

        Cash Election Form is defined in clause 4.4(a).

        CDN means CHESS Depositary Nominees Pty Limited ACN 071 346 506.

        CHESS means the clearing house electronic sub register system of share transfers operated by ASX Settlement and Transfer Corporation Pty Ltd.

        Corporations Act means the Corporations Act 2001 (Cth).

        Corporations Regulations means the Corporations Regulations 2001 (Cth).

        Court means the Federal Court of Australia, Sydney Registry or such other court of competent jurisdiction under the Corporations Act agreed to in writing by Iron Mountain and Recall.

        Deed Poll means the deed poll dated [    ] 2015 under which Iron Mountain and Iron Mountain Sub covenant in favour of the Scheme Shareholders to perform their obligations under the Scheme.

        Effective means when used in relation to the Scheme, the coming into effect, under section 411(10) of the Corporations Act, of the Court order made under section 411(4)(b) of the Corporations Act in relation to the Scheme.

        Effective Date means the date on which the Scheme becomes Effective.

        End Date has the meaning given in the Implementation Deed.

        Government Agency means any foreign or Australian government or governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

        Implementation Date means the fourth calendar day after the Record Date, or such other day as the parties agree.

        Implementation Deed means the implementation deed dated 8 June 2015 between Recall and Iron Mountain relating to the implementation of the Scheme.

        Ineligible Foreign Shareholder means a Scheme Shareholder whose address shown in the Recall Share Register is a place which Iron Mountain reasonably determines is a place that it is unlawful or unduly onerous to issue that Scheme Shareholder with New Iron Mountain Shares when the Scheme becomes Effective (provided that a Scheme Shareholder whose address shown in the Recall Share Register is within Australia and its external territories, New Zealand, United Kingdom, Hong Kong, Singapore, Canada or the United States will not be an Ineligible Foreign Shareholder).

        Iron Mountain means Iron Mountain Incorporated of One Federal Street, Boston, Massachusetts 02110.

        Iron Mountain Group means Iron Mountain and each of its subsidiaries and a reference to a 'Iron Mountain Group Member' or a 'member of the Iron Mountain Group' is to Iron Mountain or any of its subsidiaries.

        Iron Mountain Register means the register of shareholders maintained by Iron Mountain or its agent.

        Iron Mountain Sub means [    ] (ACN [    ]), a wholly owned subsidiary of Iron Mountain.

        New Iron Mountain CDI means CHESS Depositary Interest, being a unit of beneficial ownership in a new Iron Mountain Share registered in the name of CDN, to be issued under the Scheme.

        New Iron Mountain Share means a new Iron Mountain Share to be issued under the Scheme.

        Recall Registry means Link Market Services Limited (ACN 083 214 537).

        Recall Share means a fully paid ordinary share in Recall.

        Recall Shareholder means a person who is recorded in the Recall Share Register as the holder of one or more Recall Shares.

        Recall Share Register means the register of members of Recall maintained in accordance with the Corporations Act.

        Record Date means 5pm on the fifth Business Day after the Effective Date.

        Sale Agent means [insert name of Sale Agent appointed in accordance with the Implementation Deed], appointed to sell the New Iron Mountain Shares that are to be issued under clause 4.6(a) of this Scheme.

        Scheme means this scheme of arrangement subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and agreed to in writing by Recall and Iron Mountain.

        Scheme Booklet means as defined in the Implementation deed.

        Scheme Consideration means the consideration to be provided by the Iron Mountain to each Scheme Shareholder for the transfer to Iron Mountain Sub of each Scheme Share, as determined in accordance with clause 4.3.

        Scheme Meeting means the meeting of Recall Shareholders ordered by the Court to be convened under section 411(1) of the Corporations Act.

        Scheme Share means a Recall Share held by a Scheme Shareholder as at the Record Date.

        Scheme Shareholder means a holder of fully paid ordinary shares in Recall recorded in the Recall Share Register as at the Record Date.

        Second Court Date means the first day on which an application made to the Court for an order under section 411(4)(b) of the Corporations Act approving the Scheme is heard.

        subsidiary has the meaning set out in the Corporations Act.

1.2
Interpretation

        In this Scheme:

  (a)
  Headings and bold type are for convenience only and do not affect the interpretation of this Scheme.

  (b)
  The singular includes the plural and the plural includes the singular.

  (c)
  Words of any gender include all genders.

  (d)
  Other parts of speech and grammatical forms of a word or phrase defined in this Scheme have a corresponding meaning.

  (e)
  An expression importing a person includes any company, partnership, joint venture, association, corporation, limited liability company or other body corporate and any Government Agency as well as an individual.

  (f)
  A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this Scheme and a reference to this Scheme includes any schedule, attachment and exhibit.

  (g)
  A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re enactments of any of them.

  (h)
  A reference to a document (including this Scheme) includes all amendments or supplements to, or replacements or novations of, that document.

  (i)
  a reference to 'Australian dollar equivalent' shall mean the amount in Australian dollars based on the mid-point of the buy/sell price quoted in the Australian Financial Review (print edition) on the Record Date (or if it is not published on that day, then the mid-point of the buy/sell price quoted in the Australian Financial Review when it is next published in a print.

  (i)
  A reference to '$' or 'dollar' is to Australian currency.

  (j)
  A reference to 'US$' is to the lawful currency of the United States of America.

  (k)
  A reference to any time is a reference to that time in Sydney.

  (l)
  A term defined in or for the purposes of the Corporations Act has the same meaning when used in this Scheme.

  (m)
  A reference to a party to a document includes that party's successors and permitted assignees.

  (n)
  No provision of this Scheme will be construed adversely to a party because that party was responsible for the preparation of this Scheme or that provision.

  (o)
  A reference to a body, other than a party to this Scheme (including an institute, association or authority), whether statutory or not:

  (i)
  which ceases to exist; or

  (ii)
  whose powers or functions are transferred to another body,

    is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

1.3
Interpretation of inclusive expressions

        Specifying anything in this scheme after the words 'include' or 'for example' or similar expressions does not limit what else is included.

1.4
Business Day

        Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

2      Preliminary matters

(a)
Recall is a public company registered in New South Wales, Australia.

(b)
As at 5 June 2015

(i)
313,674,711 Recall Shares were on issue; and

(ii)
7,094,336 Recall Performance Rights, of which 2,193,598 are Recall Retention rights, were on issue (which, under the terms of their issue, would vest upon Recall giving the holders of those rights notice of approval by the Court of this Scheme).

(c)
Iron Mountain is a company governed under the laws of the State of Delaware.

(d)
Iron Mountain Sub is a company registered under the laws of Australia.

(e)
If the Scheme becomes Effective:

(i)
Iron Mountain will provide or procure the provision of the Scheme Consideration to Scheme Shareholders in accordance with the Scheme; and

(ii)
all the Scheme Shares, and all the rights and entitlements attaching to them as at the Implementation Date, will be transferred to Iron Mountain Sub and Recall will enter the name of Iron Mountain Sub in the Recall Share Register in respect of the Scheme Shares.

(f)
Recall and Iron Mountain have agreed, by executing the Implementation Deed, to implement the Scheme.

(g)
Iron Mountain and Iron Mountain Sub have agreed, by executing the Deed Poll, to perform their obligations under this Scheme, including the obligation to provide or procure the provision of the Scheme Consideration to the Scheme Shareholders.

3      Conditions to the Scheme

(a)
This Scheme is conditional on:

(i)
all the conditions in clause 3.1 of the Implementation Deed (other than the condition in the Implementation Deed relating to Court approval of this Scheme) having been satisfied or waived in accordance with the terms of the Implementation Deed by 8am on the Second Court Date;

(ii)
subject to clause 8.1, such other conditions made or required by the Court under section 411(6) of the Corporations Act in relation to the Scheme have been satisfied or waived;

(iii)
approval of this Scheme by the Court pursuant to section 411(4)(b) of the Corporations Act either unconditionally or on conditions consented to by Recall and Iron Mountain in accordance with clause 8.1; and

  (iv)
  the Implementation Deed not having been terminated by either party to that deed before 8am on the Second Court Date.

(b)
The satisfaction of the conditions precedent in clause 3(a) is a condition precedent to the operation of clause 4.

(c)
The Scheme will lapse and be of no further force or effect if the Effective Date does not occur on or before the End Date or any later date Recall and Iron Mountain agree.

(d)
Recall and Iron Mountain will provide to the Court at the Second Court Date a certificate confirming (in respect of matters within their knowledge) whether or not the conditions precedent in the Implementation Deed and this Scheme (other than the condition in the Implementation Deed relating to Court approval of this Scheme) have been satisfied or waived as at 8am on the Second Court Date. The certificate constitutes conclusive evidence that such conditions precedent are satisfied, waived or taken to be waived.

4      Implementation of the Scheme

4.1
Lodgement of Court orders

        Recall will lodge with ASIC office copies of the Court orders under section 411(10) of the Corporations Act approving the Scheme by 5pm on the first Business Day after the day on which the Court approves the Scheme, or such later date as Iron Mountain and Recall agree.

4.2
Transfer of Scheme Shares

        On the Implementation Date:

  (a)
  subject to the provision of the Scheme Consideration in the manner contemplated by this clause 4, all of the Scheme Shares, together with all rights and entitlements attaching to them as at the Implementation Date, will be transferred to Iron Mountain Sub, without the need for any further act by any Scheme Shareholder, by:

  (i)
  Recall effecting a valid transfer or transfer of the Scheme Shares to Iron Mountain Sub under section 1074D of the Corporations Act; or

  (ii)
  if the procedure in clause 4.2(i) is not available for any reason:

  (A)
  Recall delivering to Iron Mountain Sub duly completed and executed share transfer forms (or a master share transfer form), duly executed on behalf of the Scheme Shareholders by Recall, to transfer all the Scheme Shares to Iron Mountain Sub; and

  (B)
  Iron Mountain Sub duly executing the share transfer forms (or master share transfer form), attending to the stamping of the share transfer forms (or master share transfer form) (if required) and delivering the share transfer forms (or master share transfer form) to Recall for registration; and

  (b)
  immediately after receipt of the share transfer forms (or master share transfer form) in accordance with clause 4.2(a)(ii) or the transfer being effected under section 1074D of the Corporations Act (as the case may be), Recall must enter, or procure the entry of, the name of Iron Mountain Sub in the Recall Share Register in respect of all the Scheme Shares.

4.3
Scheme Consideration

(a)
Subject to the terms and conditions of the Scheme, Iron Mountain will in consideration of the transfer to Iron Mountain Sub of each Recall Share held by a Scheme Shareholder under the terms of the Scheme, on the Implementation Date:

(i)
procure that Iron Mountain Sub will accept that transfer; and

(ii)
provide to each Scheme Shareholder the Scheme Consideration set out in clause 4.3(b) for the Scheme Shares held by that Scheme Shareholder on the Record Date, in accordance with the terms of this Scheme.

(b)
Subject to the terms and conditions of this Scheme (including clause 4.7 relating to Ineligible Foreign Shareholders), the Scheme Consideration to be provided to each Scheme Shareholder will be:

(i)
where that Scheme Shareholder has not made a valid Cash Election—the issue by Iron Mountain to that Scheme Shareholder of:

(A)
(i) where the address of that Scheme Shareholder in the Recall Share Register is within Australia (subject to clause 4.3(c))—0.1722 of a New Iron Mountain CDI for each of their Scheme Shares or (ii) where the address of that Scheme Shareholder in the Recall Share Register is outside Australia (subject to clause 4.3(d))—0.1722 of a New Iron Mountain Share for each of their Scheme Shares and

(B)
the Australian dollar equivalent of US$0.50 in cash for each of their Scheme Shares,

(ii)
where that Scheme Shareholder has made a valid Cash Election:

(A)
the Australian dollar equivalent of US$0.50 in cash for each of their Scheme Shares, and

(B)
subject to the scale back provisions in clause 4.5, $8.50 (less the Australian dollar equivalent of US$0.50) cash for each of their Scheme Shares,

(c)
If the address of a Scheme Shareholder in the Recall Share Register is within Australia and either:

(i)
the condition precedent in clause 3.1(a)(iii) of the Implementation Deed is waived by Recall in accordance with the Deed; or

(ii)
Recall in its discretion, following a written request from that Scheme Shareholder prior to the Record Date, determines to do so,

  any Scheme Consideration which would otherwise be provided to that Scheme Shareholder in the form of New Iron Mountain CDIs is to be provided to that Scheme Shareholder in the form of New Iron Mountain Shares (or partly in the form of New Iron Mountain Shares and partly in the form of New Iron Mountain CDIs).

(d)
If the address of a Scheme Shareholder in the Recall Share Register is outside Australia and Recall in its discretion, following a written request from that Scheme Shareholder prior to the Record Date, determines to do so, any Scheme Consideration which would otherwise be provided to that Scheme Shareholder in the form of New Iron Mountain Shares is to be provided in the form of New Iron Mountain CDIs (or partly in the form of New Iron Mountain CDIs and partly in the form of New Iron Mountain Shares).

(e)
Where after the date of the Deed, Iron Mountain issues any Iron Mountain Shares under the exception in paragraph (e)(i) or (e)(iv) of the definition of "Iron Mountain Prescribed Occurrence", but does so at a price per share which is less than the VWAP of an Iron Mountain Share over the 10 consecutive trading days on the NYSE ending on the trading day on the NYSE before the date of issue (the Current Market Price per Share), the exchange ratio referred to in clause 4.2(b) and in the Scheme of 0.1722 of a New Iron Mountain Shares or New Iron Mountain CDIs for each Scheme Share will be adjusted by multiplying 0.1722 (or the exchange ratio which applies by virtue of an earlier application of this clause) by the following fraction:

  A ÷ (B+C)

  Where:

          A     is the number of Iron Mountain Shares on issue immediately after the issue of such additional Iron Mountain Shares;

          B     is the number of Iron Mountain Shares on issue immediately before the issue of such additional Iron Mountain Shares; and

          C     is the number of Iron Mountain Shares which the aggregate consideration (if any) received for the issue of such additional Iron Mountain Shares would purchase at the Current Market Price per Share.

4.4   Cash Election Mechanism

(a)
A Scheme Shareholder (other than a Scheme Shareholder to whom the payment of cash consideration under the Scheme is prevented or prohibited by any applicable law, including any order, direction or notice made or given by a court of competent jurisdiction or by another Government Agency) may make a valid cash election for the purposes of clause 4.3(b)(ii) by:

(i)
completing a cash election form in the form accompanying the Scheme Booklet (a Cash Election Form) in accordance with the instructions specified on the form or set out in the Scheme Booklet; and

(ii)
returning the completed Cash Election Form so that it is received in accordance with the instructions by no later than 5:00 p.m. (Sydney time) on the Business Day following the Effective Date, subject to the Scheme Shareholder not having given notice in accordance with the instructions prior to the Record Date that it is withdrawing that election,

  (a Cash Election).

(b)
Subject to clauses 4.4(d) and 4.5, any Cash Election which is made by a Scheme Shareholder will be deemed to apply to all of their Scheme Shares.

(c)
For the avoidance of doubt, a Scheme Shareholder may make a valid Cash Election by complying with the procedure in clause 4.4(a) even though it has validly withdrawn one or more prior such elections.

(d)
If a Scheme Shareholder holds one or more parcels of Scheme Shares as trustee or nominee for, or otherwise on account of, another person, Recall may (at its sole discretion and subject to such conditions as it thinks fit) allow that Scheme Shareholder to make separate Cash Elections in relation to each of those parcels of Scheme Shares (and, for the purpose of calculating the Scheme Consideration to which that Scheme Shareholder is entitled in those circumstances, each such parcel of Scheme Shares will be treated as though it were held by a separate Scheme Shareholder).

(e)
Subject to clause 4.4(f), an election which is not made or deemed to have been made in accordance with this clause 4.4 will not be a valid election for the purpose of the Scheme and will not be recognised by Recall, Iron Mountain Sub or Iron Mountain for any purpose.

(f)
Recall may, with the agreement of Iron Mountain, settle as it thinks fit any difficulty, matter of interpretation or dispute which may arise in connection with determining the validity of any election, and any such decision will be conclusive and binding on Recall, Iron Mountain, Iron Mountain Sub and the relevant Scheme Shareholder.

4.5   Scale back

(a)
This clause 4.5 applies if the valid Cash Elections made by Scheme Shareholders are such that the aggregate amount of cash consideration that would be required to be paid by Iron Mountain under clause 4.3(b)(ii)(B) exceeds $225,000,000.

(b)
Where this clause applies, the aggregate cash consideration to which a Scheme Shareholder who has made a valid Cash Election would otherwise be entitled under clause 4.3(b)(ii)(B) will be as follows:

(i)
if the relevant Scheme Shareholder was a Recall Shareholder as at the date which is 3 trading days on the ASX after the date of this Deed, that Scheme Shareholder will receive:

(A)
$8.50 cash (less the Australian dollar equivalent of US$0.50) per Scheme Share for their first 5,000 Scheme Shares (or, where that Scheme Shareholder holds less than 5,000 Scheme Shares, $8.50 cash (less the Australian dollar equivalent of US$0.50) per Scheme Share for the number of Scheme Shares held by that Scheme Shareholder), provided that, if by using 5,000 as the relevant number in this clause 4.5(b)(i)(A), the total aggregate cash consideration which is payable to all relevant Scheme Shareholders under this clause 4.5(b)(i)(A) would exceed $225,000,000, the 5,000 number will be reduced to the extent required for such total to equal $225,000,000; plus

(B)
an amount determined in accordance with the following formula:

    (A–B) × (C÷D)

      Where:

      A
      is $225,000,000;

      B
      is the aggregate of the amounts which would be payable to all relevant Scheme Shareholders under clause 4.5(b)(i)(A);

      C
      is the number of Scheme Shares held by the relevant Scheme Shareholder (other than those for which the relevant Scheme Shareholder is entitled to payment under clause 4.5(b)(i)(A)); and

      D
      is the aggregate number of Scheme Shares held by all relevant Scheme Shareholders (other than those for which any Scheme Shareholder is entitled to payment under clause 4.5(b)(i)(A)).

  (ii)
  if the relevant Scheme Shareholder was not a Recall Shareholder as at the date which is 3 trading days on the ASX after the date of this Deed, that Scheme Shareholder will receive:

    (A–B) × (C÷D)

      Where:

      A
      is $225,000,000;

      B
      is the aggregate of the amounts which would be payable to all relevant Scheme Shareholders under clause 4.5(b)(i)(A);

      C
      is the number of Scheme Shares held by the relevant Scheme Shareholder (other than those for which the relevant Scheme Shareholder is entitled to payment under clause 4.5(b)(i)(A));

      D
      is the aggregate number of Scheme Shares held by all relevant Scheme Shareholders (other than those for which any Scheme Shareholder is entitled to payment under clause 4.5(b)(i)(A)).

(c)
To the extent that the application of clause 4.5(b) results in an aggregate entitlement of a Scheme Shareholder to cash consideration that is less than the aggregate amount equal to $8.50 (less the Australian dollar equivalent of US$0.50) under clause 4.3(b)(ii)(B) multiplied by the number of Scheme Shares that the Scheme Shareholder holds, the Scheme Shareholder will be entitled to receive under clause 4.3(b)(ii)(B), an aggregate number of New Iron Mountain CDIs or New Iron Mountain Shares determined in accordance with the following formula:

  ((X–Y) ÷ X) x Z

  Where:

  X
  is the amount obtained by multiplying the number of Scheme Shares held by that Scheme Shareholder, by $8.50 (less the Australian dollar equivalent of US$0.50);

  Y
  is the aggregate cash consideration which the relevant Scheme Shareholder is entitled to receive under clause 4.5(b); and

  Z
  is the aggregate amount of New Iron Mountain CDIs or New Iron Mountain Shares that Scheme Shareholder would have been entitled to receive under clause 4.3(b)(i) if it had not made a valid Cash Election.

(d)
If Recall or Iron Mountain are of the opinion that several Scheme Shareholders have, before the Record Date, been party to a shareholding splitting or division in an attempt to obtain an advantage in terms of the aggregate cash consideration to be received in accordance with clause 4.5(b), then Recall and Iron Mountain must consult in good faith to determine whether such matters have arisen and if agreement is reached between Recall and Iron Mountain following such consultation Recall must give notice to those Scheme Shareholders:

(i)
setting out the names and registered addresses of all of them;

(ii)
stating that opinion; and

(iii)
attributing to one of them specifically identified in the notice the Recall Shares held by all of them,

and, after the notice has been so given, the Scheme Shareholder specifically identified in the notice shall, for the purposes of the Scheme, be taken to hold all those Recall Shares and each of the other Scheme Shareholders whose names are set out in the notice shall, for the purposes of the Scheme, be taken to hold no Recall Shares.

4.6   Fractional entitlements

(a)
Where the calculation of the aggregate number of New Iron Mountain CDIs or New Iron Mountain Shares to be issued to a particular Scheme Shareholder would result in the issue of a fraction of a New Iron Mountain CDI or New Iron Mountain Share, the number will be rounded:

(i)
if the fractional entitlement is less than 0.5—down to the nearest whole number of New Iron Mountain CDIs or New Iron Mountain Shares (as the case may be); and

(ii)
otherwise—up to the nearest whole number of New Iron Mountain CDIs or New Iron Mountain Shares (as the case may be).

(b)
Where the calculation of the aggregate cash consideration payable to a particular Scheme Shareholder would result in the payment of a fraction of a cent, the amount will be rounded:

(i)
if the fractional entitlement is less than 0.5—down to the nearest cent; and

(ii)
otherwise—up to the nearest cent.

(c)
If Recall or Iron Mountain are of the opinion, formed reasonably, that several Scheme Shareholders, each of which holds a holding of Recall Shares which results in a rounding under this clause 4.6, have, before the Record Date, been party to a shareholding splitting or division in an attempt to obtain an advantage by reference to such rounding, then Recall and Iron Mountain must consult in good faith to determine whether such matters have arisen and if agreement is reached between Recall and Iron Mountain following such consultation Recall must give notice to those Scheme Shareholders:

(i)
setting out the names and registered addresses of all of them;

(ii)
stating that opinion; and

(iii)
attributing to one of them specifically identified in the notice the Recall Shares held by all of them,

    and, after the notice has been so given, the Scheme Shareholder specifically identified in the notice shall, for the purposes of the Scheme, be taken to hold all those Recall Shares and each of the other Scheme Shareholders whose names are set out in the notice shall, for the purposes of the Scheme, be taken to hold no Recall Shares.

4.7   Ineligible Foreign Shareholders

(a)
Iron Mountain has no obligation to allot or issue New Iron Mountain Shares to an Ineligible Foreign Shareholder under the Scheme and, instead:

(i)
Iron Mountain must issue the New Iron Mountain Shares attributable to, and which would otherwise be required to be provided to, the Ineligible Foreign Shareholder under the Scheme to the Sale Agent;

(ii)
Iron Mountain must procure that, within 20 Business Days after the Implementation Date, the Sale Agent, in consultation with Iron Mountain, sells or procures the sale (including on an aggregated or partially aggregated basis), in the ordinary course of trading on the NYSE, of all the New Iron Mountain Shares issued to the Sale Agent and remits to Iron Mountain the proceeds of sale (after deduction of any applicable brokerage, stamp duty and other costs, taxes and charges) (the Proceeds); and

(iii)
Iron Mountain must, within 25 Business Days after the Implementation Date, pay, or procure the payment, to each Ineligible Foreign Shareholder the amount calculated in accordance with the following formula and rounded down to the nearest cent:

    A=(B/C) × D

    where

    A is the amount to be paid to the Ineligible Foreign Shareholder;

    B is the number of New Iron Mountain Shares attributable to, and that would otherwise have been issued to, that Ineligible Foreign Shareholder had it not been a Ineligible Foreign Shareholder and which are instead issued to the Sale Agent;

    C is the total number of New Iron Mountain Shares attributable to, and which would otherwise have been issued to, all Ineligible Foreign Shareholders collectively and which are instead issued to the Sale Agent; and

    D is the Proceeds (as defined in clause 4.7(a)(ii)).

(b)
None of Iron Mountain, Recall or the Sale Agent gives any assurance as to the price that will be achieved for the sale of New Iron Mountain Shares described in this clause 4.7, and the sale of the

  New Iron Mountain Shares under this clause 4.7 will be at the risk of the Ineligible Foreign Shareholder.

4.8   Shares to rank equally

        Iron Mountain covenants in favour of Recall (in its own right and on behalf of the Scheme Shareholders) that:

  (a)
  the New Iron Mountain Shares to be issued under the Scheme (including those issued to CDN in connection with the New Iron Mountain CDIs) will rank equally in all respects with all existing Iron Mountain Shares; and

  (b)
  on issue each such New Iron Mountain Share will be fully paid and free from any mortgage, charge, lien, encumbrance or other security interest.

4.9   Provision of Scheme Consideration

        Subject to the other provisions of this clause 4, the obligation of Iron Mountain and Iron Mountain Sub to provide or procure the provision of the Scheme Consideration to Scheme Shareholders will be satisfied:

  (a)
  in the case of Scheme Consideration that is required to be provided to Scheme Shareholders in the form of New Iron Mountain Shares, by Iron Mountain procuring that:

  (i)
  the name and address of each such Scheme Shareholder is entered into the Iron Mountain Register on the Implementation Date in respect of the New Iron Mountain Shares to which it is entitled under this clause 4; and

  (ii)
  a share certificate or holding statement (or equivalent document) is sent to the Registered Address of each such Scheme Shareholder representing the number of New Iron Mountain Shares issued to the Scheme Shareholder pursuant to this Scheme;

  (b)
  in the case of Scheme Consideration that is required to be provided to Scheme Shareholders in the form of New Iron Mountain CDIs, by Iron Mountain:

  (i)
  issuing to CDN to be held on trust that number of New Iron Mountain Shares that will enable CDN to issue New Iron Mountain CDIs as envisaged by this clause 4 on the Implementation Date;

  (ii)
  procuring that the name and address of CDN is entered into the Iron Mountain Register in respect of those New Iron Mountain Shares on the Implementation Date and that a share certificate or holding statement (or equivalent document) in the name of CDN representing those New Iron Mountain Shares is sent to CDN;

  (iii)
  procuring that on the Implementation Date, CDN issues to each such Scheme Shareholder the number of New Iron Mountain CDIs to which it is entitled under this clause 4;

  (iv)
  procuring that on the Implementation Date, the name of each such Scheme Shareholder is entered in the records maintained by CDN as the holder of the New Iron Mountain CDIs issued to that Scheme Shareholder on the Implementation Date;

  (v)
  in the case of each such Scheme Shareholder who held Scheme Shares on the CHESS subregister—procuring that the CDIs are held on the CHESS subregister on the Implementation Date and sending or procuring the sending of an allotment advice that sets out the number of New Iron Mountain CDIs issued and procuring that ASX Settlement and Transfer Corporation Pty Ltd will provide at the end of the month of allotment a CDI holding statement confirming the number of New Iron Mountain CDIs held on the CHESS subregister by that Scheme Shareholder; and

    (vi)
    in the case of each such Scheme Shareholder who held Scheme Shares on the issuer sponsored subregister—procuring that the New Iron Mountain CDIs are held on the issuer sponsored subregister on the Implementation Date and sending or procuring the sending of a CDI holding statement to each such Scheme Shareholder which sets out the number of New Iron Mountain CDIs held on the issuer sponsored subregister by that Scheme Shareholder; and

  (c)
  in the case of Scheme Consideration that is required to be provided to Scheme Shareholders in cash:

  (i)
  by Iron Mountain no later than the Business Day before the Implementation Date, deposit in cleared funds an amount equal to the aggregate amount of the cash Scheme Consideration payable to each such Scheme Shareholder, in an Australian dollar denominated trust account operated by Recall as trustee for those Scheme Shareholders and notified to Iron Mountain at least 3 Business Days prior to Implementation Date (provided that any interest on the amounts deposited (less bank fees and other charges) will be credited to Iron Mountain's account);

  (ii)
  on the Implementation Date, subject to funds having been deposited in accordance with clause 4.9(c)(i), Recall must pay or procure the payment from the trust account referred to in clause 4.9(c)(i), the cash Scheme Consideration to each such Scheme Shareholder based on the number of Scheme Shares held by such Scheme Shareholder as set out in the Share Register on the Scheme Record Date;

  (iii)
  the obligations of Recall under clause 4.9(c)(ii) will be satisfied by Recall (in its absolute discretion):

  (A)
  where a Scheme Shareholder has, before the Record Date, made a valid election in accordance with the requirements of the Recall Registry to receive dividend payments from Recall by electronic funds transfer to a bank account nominated by the Scheme Shareholder, paying, or procuring the payment of, the relevant amount in Australian currency by electronic means in accordance with that election; or

  (B)
  otherwise, whether or not the Scheme Shareholder has made an election referred to in clause 4.9(c)(iii), dispatching, or procuring the dispatch of, a cheque for the relevant amount in Australian currency to the Scheme Shareholder by prepaid post to their registered address in the Recall Share Register (as at the Record Date), such cheque being drawn in the name of the Scheme Shareholder (or in the case of joint holders, in accordance with the procedures set out in clause 4.12); and

  (iv)
  to the extent that, following satisfaction of Recall's obligations under clause 4.9(c)(ii), there is a surplus in the amount held by Recall as trustee for the Scheme Shareholders in the trust account referred to in that clause, that surplus shall be paid by Recall to Iron Mountain.

4.10 Unclaimed monies

(a)
Recall may cancel a cheque issued under this clause 4 if the cheque:

(i)
is returned to Recall; or

(ii)
has not been presented for payment within six months after the date on which the cheque was sent.

(b)
During the period of one year commencing on the Implementation Date, on request in writing from a Scheme Shareholder to Recall (or the Recall Registry), Recall must reissue a cheque that was previously cancelled under this clause 4.10.

(c)
The Unclaimed Money Act 2008 (VIC) will apply in relation to any Scheme Consideration which becomes 'unclaimed money' (as defined in section 3 of the Unclaimed Money Act 2008 (VIC)).

4.11 Orders of a court or Government Agency

(a)
Recall may deduct and withhold from any consideration which would otherwise be payable to a Scheme Shareholder by Recall in accordance with this clause 4, any amount which Recall and Iron Mountain determines is required to be deducted and withheld from that consideration under any applicable law, including any order, direction or notice made or given by a court of competent jurisdiction or by another Government Agency.

(b)
To the extent that amounts are so deducted or withheld, such deducted or withheld amounts will be treated for all purposes under this Scheme as having been paid to the person in respect of which such deduction and withholding was made, provided that such deducted or withheld amounts are actually remitted to the appropriate taxing agency.

(c)
If written notice is given to Recall of an order, direction or notice made or given by a court of competent jurisdiction or by another Government Agency that:

(i)
requires that any consideration which would otherwise be payable or required to be issued to a Scheme Shareholder by Recall in accordance with this clause 4 must instead be paid or provided to a Government Agency or other third party, then Recall will be entitled to pay or provide that consideration in accordance with that order, direction or notice (and payment or provision of that consideration in accordance with that order, direction or notice will be treated for all purposes under this Scheme as having been paid or provided to that Scheme Shareholder); or

(ii)
prevents Recall from providing consideration to any particular Scheme Shareholder in accordance with this clause 4, or the payment or issuance of such consideration is otherwise prohibited by applicable law, Recall shall be entitled to retain that consideration until such time as provision of the consideration in accordance with this clause 4 is permitted by that order or direction or otherwise by law.

4.12 Joint holders

        In the case of joint holders of Scheme Shares:

  (a)
  the New Iron Mountain Shares or New Iron Mountain CDIs representing New Iron Mountain Shares to be issued under this Scheme will be issued to and registered in the names of the joint holders;

  (b)
  any cheque required to be sent under this Scheme will be made payable to the joint holders and sent to the holder whose name appears first in the Recall Share Register; and

  (c)
  any other document required to be sent under this Scheme, will be forwarded to the holder whose name appears first in the Recall Share Register as at the Record Date.

5      Issue and trading

(a)
The Scheme Shareholders to be issued New Iron Mountain Shares or New Mountain CDIs agree to be bound by Iron Mountain's certificate of incorporation and bylaws.

(b)
Each Scheme Shareholder to be issued New Iron Mountain Shares or New Mountain CDIs shall be deemed to have irrevocably appointed Iron Mountain and each of its directors and officers (jointly and severally) as its attorneys for the purpose of executing any form of application, letter of transmittal or other instruments or documents required for the New Iron Mountain Shares or New Iron Mountain CDIs.

6      Dealings in Recall Shares

(a)
To establish the identity of the Scheme Shareholders, dealings in Recall Shares will only be recognised if:

(i)
in the case of dealings of the type to be effected using CHESS, the transferee is registered in the Recall Share Register as the holder of the relevant Recall Shares by the Record Date; and

(ii)
in all other cases, registrable transmission applications or transfers in respect of those dealings are received on or before the Record Date at the place where the Recall Share Register is kept.

(b)
Recall must register registrable transmission applications or transfers of the kind referred to in clause 6(a)(ii) by the Record Date (provided that, for the avoidance of doubt, nothing in this clause 6(b) requires Recall to register a transfer that would result in a Recall Shareholder holding a parcel of Recall Shares that is less than a 'marketable parcel' (as defined in the Market Rules of the ASX)).

(c)
If the Scheme becomes Effective, a holder of Scheme Shares (and any person claiming through that holder) must not dispose of or purport or agree to dispose of any Scheme Shares or any interest in them after the Record Date.

(d)
Recall will not accept for registration or recognise for any purpose any transmission application or transfer in respect of Recall Shares received after the Record Date.

(e)
For the purpose of determining entitlements to the Scheme Consideration, Recall must maintain the Recall Share Register in accordance with the provisions of this clause 6 until the Scheme Consideration has been paid to the Scheme Shareholders. The Recall Share Register in this form will solely determine entitlements to the Scheme Consideration.

(f)
All statements of holding for Recall Shares will cease to have effect from the Record Date as documents of title in respect of those shares and, as from that date, each entry current at that date on the Recall Share Register will cease to have effect except as evidence of entitlement to the Scheme Consideration in respect of the Recall Shares relating to that entry.

(g)
As soon as possible on or after the Record Date, and in any event within one Business Day after the Record Date, Recall will ensure that details of:

(i)
the names, registered addresses and holdings of Recall Shares for each Scheme Shareholder as shown in the Recall Register on the Record Date;

(ii)
the names, registered addresses and holdings of each Ineligible Foreign Shareholder on the Record Date; and

(iii)
details of all Share Election Forms and Sale Election Forms validly submitted and not revoked are available to Iron Mountain in the form Iron Mountain reasonably requires.

7      Quotation of Recall Shares

(a)
Recall will apply to the ASX to suspend trading on the ASX in Recall Shares from the close of trading on the Effective Date.

(b)
On a date after the Implementation Date to be determined by Iron Mountain, Recall will apply:

(i)
for termination of the official quotation of Recall Shares on the ASX; and

(ii)
to have itself removed from the official list of the ASX.

8      General provisions

8.1   Consent to amendments to the Scheme

        If the Court proposes to approve the Scheme subject to any alterations or conditions, Recall may by its counsel consent on behalf of all persons concerned to those alterations or conditions to which Iron Mountain has consented. For the avoidance of doubt, Recall must not consent to any modification of, or amendment to, or the making or imposition by the Court of any condition in respect of, the Scheme without the prior written consent of Iron Mountain.

8.2   Scheme Shareholders' agreements and warranties

(a)
Each Scheme Shareholder:

(i)
agrees to the transfer of their Recall Shares in accordance with the Scheme and agrees to the variation, cancellation or modification of the rights attached to their Recall Shares constituted by or resulting from the Scheme; and

(ii)
acknowledges that the Scheme binds all Scheme Shareholders.

(b)
Each Scheme Shareholder is taken to have warranted to Recall, Iron Mountain and Iron Mountain Sub, and appointed and authorised Recall as its attorney and agent to warrant to Iron Mountain and Iron Mountain Sub, that all of their Recall Shares (including any rights and entitlements attaching to those shares) which are transferred under the Scheme will, at the date of transfer, be fully paid and free from all mortgages, charges, security interests (including any 'security interests' within the meaning if section 12 of the Personal Property Securities Act 2009 (Cth)), liens, encumbrances and interests of third parties of any kind, whether legal or otherwise, and restrictions on transfer of any kind, and that they have full power and capacity to transfer their Recall Shares to Iron Mountain Sub together with any rights attaching to those shares.

8.3   Title to and rights in Scheme Shares

(a)
To the extent permitted by law, the Recall Shares transferred under the Scheme will be transferred free from all mortgages, charges, liens, encumbrances and interests of third parties of any kind, whether legal or otherwise.

(b)
Iron Mountain Sub will be beneficially entitled to the Recall Shares transferred to it under the Scheme pending registration by Recall of Iron Mountain Sub in the Recall Share Register as the holder of the Recall Shares.

8.4   Appointment of sole proxy

        Upon the Scheme becoming Effective, and until Recall registers Iron Mountain Sub as the holder of all Scheme Shares in the Recall Share Register, each Scheme Shareholder:

  (a)
  is deemed to have appointed Iron Mountain Sub as attorney and agent (and directed Iron Mountain Sub in each such capacity) to appoint any director, officer, secretary or agent nominated by Iron Mountain Sub as its sole proxy and, where applicable or appropriate, corporate representative to attend shareholders' meetings, exercise the votes attaching to the Scheme Shares registered in their name and sign any shareholders' resolution, and no Scheme Shareholder may itself attend or vote at any of those meetings or sign any resolutions, whether in person, by proxy or by corporate representative (other than pursuant to this clause 8.4(a));

  (b)
  must take all other actions in the capacity of a registered holder of Scheme Shares as Iron Mountain Sub reasonably directs; and

  (c)
  acknowledges and agrees that in exercising the powers referred in clause 8.4(a), the Iron Mountain Sub and any director, officer, secretary or agent nominated by Iron Mountain Sub under clause 8.4(a) may act in the best interest of Iron Mountain Sub as the intended registered holder of the Scheme Shares.

8.5   Authority given to Recall

(a)
Scheme Shareholders will be deemed to have authorised Recall, and all its directors, officers and secretaries, to do and execute all acts, matters, things and documents on the part of each Scheme Shareholder necessary to implement the scheme, including (without limitation) executing, as agent and attorney of each Scheme Shareholder, a share transfer form (or a master share transfer form) in relation to Scheme Shares as contemplated by clause 8.5(b).

(b)
Each Scheme Shareholder, without the need for any further act, irrevocably appoints Recall and all of its directors, officers and secretaries (jointly and severally) as its attorney and agent for the purpose of executing any document necessary to give effect to the Scheme including without limitation, a proper instrument of transfer of its Scheme Shares for the purposes of section 1071B of the Corporations Act which may be a master transfer of all the Scheme Shares.

9      General

9.1   Stamp duty

        Iron Mountain will pay all stamp duty payable in connection with the transfer of Recall Shares to Iron Mountain Sub.

9.2   Consent

        The Scheme Shareholders consent to Recall and Iron Mountain doing all things necessary or incidental to the implementation of the Scheme.

9.3   Notices

        If a notice, transfer, transmission application, direction or other communication referred to in the Scheme is sent by post to Recall, it will not be taken to be received in the ordinary course of post or on a date and time other than the date and time (if any) on which it is actually received at Recall registered office or at the office of the Recall Share Registrar.

9.4   Inconsistencies

        This Scheme binds Recall and all Recall Shareholders, and to the extent of any inconsistency, overrides the Recall constitution.

9.5   No liability when acting in good faith

        None of Iron Mountain, Recall nor any director, officer, secretary or employee of them will be liable to any person for anything done or omitted to be done in good faith in the performance of this Scheme or the Deed Poll.

9.6   Governing law

(a)
The Scheme is governed by the laws in force in New South Wales.

(b)
Each party irrevocably submits to the non-exclusive jurisdiction of courts exercising jurisdiction in New South Wales and courts of appeal from them in respect of any proceedings arising out of or in connection with this Scheme. Each party irrevocably waives any objection to the venue of any legal process in these courts on the basis that the process has been brought in an inconvenient forum.

9.7   Further action

        Recall and each Scheme Shareholder must do all things and execute all documents necessary to give full effect to this Scheme and the transactions contemplated by it.

Annexure 3

Deed poll

        This Deed Poll is made on [*] 2015

By

1
Iron Mountain Incorporated of One Federal Street, Boston, Massachusetts 02110 (Iron Mountain).

2
[Iron Mountain Sub] (ACN            ) of [        ] Australia (Iron Mountain Sub).

  in favour of each holder of fully paid ordinary shares in Recall Holdings Limited (ABN 27 116 537 832) (Recall) as at the Record Date.

Recitals

A
Iron Mountain and Recall have entered into the Implementation Deed.

B
In the Implementation Deed, Iron Mountain agreed to enter into this deed poll.

C
Iron Mountain and Iron Mountain Sub are entering into this deed poll for the purpose of covenanting in favour of the Scheme Shareholders to perform their obligations under the Implementation Deed and the Scheme.

        This Deed Poll provides as follows:

1      Definitions and Interpretation

1.1
Definitions

        In this deed poll:

  (a)
  Implementation Deed means the scheme implementation deed entered into between Iron Mountain and Recall dated 8 June 2015;

  (b)
  Scheme means the scheme of arrangement under Part 5.1 of the Corporations Act between Recall and the Scheme Shareholders, the form of which is attached to this deed poll, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and agreed to in writing by Iron Mountain, Iron Mountain Sub and Recall; and

  (c)
  unless the context otherwise requires, terms defined in the Implementation Deed or the Scheme have the same meaning when used in this deed poll.

1.2
Interpretation

        Clause 1.2 of the Implementation Deed applies to the interpretation of this deed poll, except that references to "Implementation Deed" or "Deed" are to be read as references to "deed poll".

1.3
Nature of deed poll

        Iron Mountain and Iron Mountain Sub acknowledge that this deed poll may be relied on and enforced by any Scheme Shareholder in accordance with its terms even though the Scheme Shareholders are not party to it.

1

2      Conditions to obligations

(a)
The obligations of Iron Mountain and Iron Mountain Sub under this deed poll are subject to the Scheme becoming Effective.

(b)
The obligations of Iron Mountain and Iron Mountain Sub under this deed poll to Scheme Shareholders will automatically terminate and the terms of this deed poll will be of no further force or effect if:

(i)
the Implementation Deed is terminated in accordance with its terms; or

(ii)
the Scheme is not Effective by the End Date.

(c)
If this deed poll is terminated under clause 2(b), in addition and without prejudice to any other rights, powers or remedies available to it:

(i)
Iron Mountain and Iron Mountain Sub are released from their obligations to further perform this deed poll except those obligations under clause 6.2; and

(ii)
each Scheme Shareholder retain any rights they have against Iron Mountain and Iron Mountain Sub in respect of any breach of this deed poll which occurred before it was terminated.

3      Consideration under the Scheme

3.1
Undertaking to issue and pay the Scheme Consideration

        Subject to clause 2, Iron Mountain and Iron Mountain Sub undertake in favour of each Scheme Shareholder to:

  (a)
  provide or procure the provision of the Scheme Consideration to each Scheme Shareholder in accordance with the terms of the Scheme; and

  (b)
  undertake all other actions attributed to it under the Scheme,

  subject to and in accordance with the Scheme.

3.2
Shares to rank equally

        Iron Mountain and Iron Mountain Sub covenant in favour of each Scheme Shareholder that the New Iron Mountain Shares which are issued to each Scheme Shareholder and CDN in accordance with the Scheme will:

  (a)
  rank equally with all existing Iron Mountain Shares; and

  (b)
  be issued fully paid and free from any mortgage, charge, lien, encumbrance or other security interest.

4      Warranties

        Iron Mountain and Iron Mountain Sub represent and warrant that:

  (a)
  it is a corporation validly existing under the laws of Delaware (in the case of Iron Mountain) and Australia (in the case of Iron Mountain Sub);

  (b)
  it has the corporate power to enter into and perform its obligations under this deed poll and to carry out the transactions contemplated by this deed poll;

2

  (c)
  it has taken all necessary corporate action to authorise its entry into this deed poll and has taken or will take all necessary corporate action to authorise the performance of this deed poll and to carry out the transactions contemplated by this deed poll; and

  (d)
  this deed poll is valid and binding on it.

5      Continuing obligations

        This deed poll is irrevocable and, subject to clause 2, remains in full force and effect until:

  (a)
  Iron Mountain and Iron Mountain Sub have fully performed its obligations under this deed poll; or

  (b)
  the earlier termination of this deed poll under clause 2(b).

6      General

6.1
Notices

        Any notice under this deed poll to Iron Mountain or Iron Mountain Sub:

  (a)
  must be in legible writing;

  (b)
  must be in English; and

  (c)
  must be addressed as shown below:

  (i)
  Iron Mountain Incorporated/[Iron Mountain Sub]
  One Federal Street
  Boston, Massachusetts, 02110
  Attention: Ernest W. Cloutier
  email: ernest.cloutier@ironmountain.com

      Copy to: Minter Ellison
                      Governor Macquarie Tower, 1 Farrer Place
                      Sydney NSW 2000
                      Australia
                      Attention: Costas Condoleon
                      Fax: 61 2 9921 8174

      Copy to: Weil, Gotshal & Manges LLP
                       767 Fifth Avenue
                       New York, New York 10153
                       Attention: Michael J. Aiello
                       Fax: 212-310-8007

  (d)
  must be delivered or sent by email to the email address, of the addressee, in accordance with clause; and

  (e)
  is regarded as received by the addressee:

  (i)
  if emailed, when a delivery confirmation report is received by the sender which records the time that the email was delivered to the addressee's email address (unless the sender receives a delivery failure notification indicating that the email has not been delivered to the addressee), unless it is not a Business Day in the place of receipt, or is after 5pm on a Business Day in the place of receipt, when that communication will be regarded as received at 9am on the next Business Day in the place of receipt; and

3

    (ii)
    if delivered by hand, on delivery at the address of the addressee as provided in this clause, unless delivery is not made on a Business Day, or after 5pm on a Business Day, when that communication will be regarded as received at 9am on the next Business Day.

6.2
Stamp duty

        Iron Mountain will:

  (a)
  pay all stamp duties and any related fines and penalties in respect of the Scheme and this deed poll, the performance of this deed poll and each transaction effected by or made under the Scheme and this deed poll; and

  (b)
  indemnify each Scheme Shareholder against any liability arising from failure to comply with clause 6.2(a).

6.3
Governing law and jurisdiction

(a)
This deed poll is governed by the laws of New South Wales.

(b)
Iron Mountain and Iron Mountain Sub irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales and courts competent to hear appeals from those courts. Iron Mountain and Iron Mountain Sub irrevocably waive any objection to the venue of any legal process in these courts on the basis that the process has been brought in an inconvenient forum.

6.4
Waiver

        Iron Mountain and Iron Mountain Sub may not rely on the words or conduct of any Scheme Shareholder as a waiver of any right unless the waiver is in writing and signed by the Scheme Shareholder granting the waiver

6.5
Variation

        A provision of this deed poll may not be varied unless the variation is agreed to by Recall, and the Court indicates that the variation would not of itself preclude approval of the Scheme, in which event Iron Mountain and Iron Mountain Sub will enter into a further deed poll in favour of the Scheme Shareholders giving effect to the variation

6.6
Cumulative rights

        The rights, powers and remedies of Iron Mountain and Iron Mountain Sub and the Scheme Shareholders under this deed poll are cumulative and do not exclude any other rights, powers or remedies provided by law independently of this deed poll.

6.7
Assignment

(a)
The rights created by this deed poll are personal to Iron Mountain and Iron Mountain Sub and each Scheme Shareholder and must not be dealt with at law or in equity without the prior written consent of Iron Mountain.

(b)
Any purported dealing in contravention of clause 6.7(a) is invalid.

6.8
Further action

        Iron Mountain and Iron Mountain Sub must, at their own expense, do all things and execute all documents necessary to give effect to this deed poll.

4

Executed and delivered as a Deed.

Executed as a deed by Iron Mountain Incorporated:

Director Signature	Director/Secretary Signature
Print Name	Print Name
Executed as a deed in accordance with section 127 of the Corporations Act 2001 by [Iron Mountain Sub]:
Director Signature	Director/Secretary Signature
Print Name	Print Name

5

Annexure

Scheme of arrangement

        [Insert Scheme of Arrangement]

6

ANNEX B

RECALL FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL REPORT

for the year ended 30 June 2015

(Unaudited)

CONSOLIDATED INCOME STATEMENT

for the year ended 30 June 2015

(Unaudited)

	Note	(Unaudited) 2015	(Unaudited) 2014
		US$M	US$M
Sales revenue	6A	827.8	613.7
Gain on sale of business	6A, 4C	2.1	—
Operating expenses	6B	(723.3)	(539.3)
Share of results of joint venture	18C	0.1	0.2

Operating profit		106.7	74.6

Finance revenue		0.5	0.5
Finance costs		(22.1)	(12.8)

Net finance costs	9	(21.6)	(12.3)

Profit before tax		85.1	62.3
Tax expense	10	(20.1)	(20.3)

Profit for the year attributable to members of the parent entity		65.0	42.0

Earnings per share (cents)	11
—basic		20.7	20.1
—diluted		20.5	20.0

The consolidated income statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

for the year ended 30 June 2015

(Unaudited)

	Note	(Unaudited) 2015	(Unaudited) 2014
		US$M	US$M
Profit for the year		65.0	42.0
Other comprehensive income/(loss):
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	28	(82.4)	11.7
Cash flow hedges	28	0.1	(0.7)
Income tax on items that may be reclassified to profit or loss	10A	—	0.2

Other comprehensive income/(loss) for the year		(82.3)	11.2

Total comprehensive income/(loss) for the year attributable to members of the parent entity		(17.3)	53.2

The consolidated statement of comprehensive income should be read in conjunction with the accompanying notes.

CONSOLIDATED BALANCE SHEET

as at 30 June 2015

(Unaudited)

	Note	(Unaudited) 2015	(Unaudited) 2014
		US$M	US$M
ASSETS
Current assets
Cash and cash equivalents	13	88.5	72.1
Trade and other receivables	14	183.2	177.5
Inventories	15	2.1	2.5
Other assets	17	16.5	16.1

Total current assets		290.3	268.2

Non-current assets
Other receivables	14	6.7	7.4
Investments	18	—	0.7
Property, plant and equipment	19	389.8	432.3
Goodwill	20	677.2	651.0
Intangible assets	21	134.8	107.6
Deferred tax assets	10C	4.8	0.3
Derivative financial instruments	16	0.1	—
Other assets	17	0.3	0.5

Total non-current assets		1,213.7	1,199.8

Total assets		1,504.0	1,468.0

LIABILITIES
Current liabilities
Trade and other payables	22	165.7	174.5
Tax payable		7.5	8.3
Provisions	24	32.2	26.3
Borrowings	23	21.8	—

Total current liabilities		227.2	209.1

Non-current liabilities
Borrowings	23	626.7	552.2
Derivative financial instruments	16	0.8	0.7
Provisions	24	12.0	10.1
Deferred tax liabilities	10D	68.7	75.2
Other liabilities	22	19.4	21.3

Total non-current liabilities		727.6	659.5

Total liabilities		954.8	868.6

Net assets		549.2	599.4

EQUITY
Contributed equity	26	548.7	545.7
Reserves	28	(245.6)	(171.2)
Retained earnings	28	246.1	224.9

Total equity		549.2	599.4

The consolidated balance sheet should be read in conjunction with the accompanying notes.

CONSOLIDATED CASH FLOW STATEMENT

for the year ended 30 June 2015

(Unaudited)

	Note	(Unaudited) 2015	(Unaudited) 2014
		US$M	US$M
Cash flows from operating activities
Receipts from customers		905.1	665.5
Payments to suppliers and employees		(726.2)	(514.4)

Cash generated from operations		178.9	151.1
Interest and other finance costs paid		(22.5)	(15.1)
Interest received		0.5	0.5
Taxes paid, net of refunds		(29.6)	(22.7)

Net cash inflow from operating activities	30B	127.3	113.8

Cash flows from investing activities
Payments for property, plant and equipment		(36.5)	(23.7)
Proceeds from sale of business	4C	20.4	—
Proceeds from sale of property, plant and equipment		—	0.4
Payments for intangible assets	21	(25.1)	(10.9)
Acquisition of businesses, net of cash acquired	4B	(144.3)	(56.6)

Net cash outflow from investing activities		(185.5)	(90.8)

Cash flows from financing activities
Proceeds from borrowings		402.1	617.2
Repayments of borrowings		(290.0)	(64.1)
Dividends paid	12A	(43.8)	—
Payments to Brambles, net of cash in entities acquired during demerger		—	(509.3)

Net cash inflow from financing activities		68.3	43.8

Net increase in cash and cash equivalents		10.1	66.8
Cash and deposits, net of overdrafts, at beginning of the year		72.1	6.1
Effect of exchange rate changes		(9.6)	(0.8)

Cash and deposits, net of overdrafts, at end of the year	30A	72.6	72.1

The consolidated cash flow statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

for the year ended 30 June 2015

(Unaudited)

	Note	(Unaudited) Contributed equity	(Unaudited) Reserves(1)	(Unaudited) Retained earnings	(Unaudited) Total
		US$M	US$M	US$M	US$M
Year ended 30 June 2014
Opening balance		71.4	(36.4)	206.7	241.7
Profit for the year		—	—	42.0	42.0
Other comprehensive loss		—	11.2	—	11.2

Total comprehensive income		—	11.2	42.0	53.2

Share-based payments:
—expense recognised		—	2.6	—	2.6
—reversed on exercise of shares		—	(2.1)	—	(2.1)
—equity component of related tax		—	0.5	—	0.5
Common control reserve recognised in relation to demerger	4A	—	(147.0)	—	(147.0)
Transactions with owners in their capacity as owners:
—dividends declared	12B	—	—	(23.8)	(23.8)
—issues of ordinary shares, net of transaction costs	26	592.7	—	—	592.7
—return of share capital during demerger	26	(118.4)	—	—	(118.4)

Closing balance		545.7	(171.2)	224.9	599.4

Year ended 30 June 2015
Opening balance		545.7	(171.2)	224.9	599.4
Profit for the year		—	—	65.0	65.0
Other comprehensive loss		—	(82.3)	—	(82.3)

Total comprehensive (loss)/income		—	(82.3)	65.0	(17.3)

Share-based payments:
—expense recognised		—	9.1	—	9.1
—reversed on exercise of shares		—	(3.0)	—	(3.0)
—equity component of related tax		—	1.7	—	1.7
Transactions with owners in their capacity as owners:
—dividends paid	12A	—	—	(43.8)	(43.8)
—issues of ordinary shares, net of transaction costs	26	3.0	—	—	3.0

Closing balance		548.7	(245.7)	246.1	549.1

(1)
Refer to Note 28 for further information on reserves.

The consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

for the year ended 30 June 2015

(Unaudited)

NOTE 1. BASIS OF PREPARATION

        These financial statements present the consolidated results of Recall Holdings Limited (ABN 27 116 537 832) (Company) and its subsidiaries (Recall or the Group) for the year ended 30 June 2015.

        These consolidated financial statements comply with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standard Board (IASB). This general purpose financial report has been prepared in accordance with Australian Accounting Standards (AAS), other authoritative pronouncements of the Australian Accounting Standards Board (AASB) and the requirements of the Corporations Act 2001 (Act). Recall is a for-profit entity.

        These consolidated financial statements are prepared in accordance with the conventions of historical cost accounting, except for derivative financial instruments which are measured at fair value.

        References to 2015 and 2014 are to the financial years ended 30 June 2015 and 30 June 2014 respectively.

        As described in Note 4A, as part of the demerger from Brambles Limited (Brambles), Recall acquired certain legal entities during the year ended 30 June 2014. The results of the entities acquired during the demerger have only been included from their date of acquisition. Consequently, the financial performance and cash flow information for 2015 is not comparable with 2014.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        These consolidated financial statements and all comparatives have been prepared using the accounting policies set out below which are consistent with the prior year, except for the changes noted below.

Changes in accounting policies

        Recall has applied the following new accounting standards and interpretations from 1 July 2014:

        AASB 2012-3: Amendments to AASB 132, Offsetting Financial Assets and Financial Liabilities, addresses inconsistencies identified in applying some of the offsetting criteria of AASB 132, clarifies the meaning of 'currently has a legally enforceable right to set-off' and that some gross settlement systems may be considered equivalent to net settlement. The revised requirements do not affect the accounting for any of Recall's current offsetting arrangements.

        AASB Interpretation 21: clarifies that an entity recognises a liability for a levy when the activity that triggers payment, as identified by the relevant legislation, occurs. For a levy that is triggered upon reaching a minimum threshold, the interpretation clarifies that no liability should be anticipated before the specified minimum threshold is reached. Retrospective application is required for AASB Interpretation 21. Adoption of this interpretation did not impact amounts recognised in the financial statements.

        AASB 2013-4: Amendments to AASB 139, Novation of Derivatives and Continuation of Hedge Accounting, permit the continuation of hedge accounting in specified circumstances where a derivative, which has been designated as a hedging instrument, is novated from one counterparty to a central

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

counterparty as a consequence of laws or regulations. The revised requirements did not impact amounts recognised in the financial statements.

        AASB 2014-1 Part A: Amendments to Australian Accounting Standards—Annual Improvements 2010-2012 and 2011-2013 cycle sets out amendments to AAS arising from the issuance by the International Accounting Standards Board (IASB) of IFRSs, including amendments to AASB 2, Share-based Payment, AASB 3, Business Combinations, AASB 8, Operating Segments, AASB 116, Property, Plant and Equipment, AASB 124, Related Party Disclosures, and AASB 138, Intangible Assets (2010-2012 cycle), AASB 13, Fair Value Measurement, and AASB 140, Investment Property (2011-2013 cycle). These improvements are effective from 1 July 2014 and the Group has applied these amendments for the first time in these consolidated financial statements. Adoption of these amendments did not impact amounts recognised in the financial statements.

        AASB 2013-9, Part C: Amendments to Australian Accounting Standards—Financial Instruments, makes amendments to a number of AAS, including incorporating Chapter 6, Hedge Accounting into AASB 9, Financial Instruments. Adoption of these amendments did not impact amounts recognised in the financial statements.

Basis of consolidation

        The consolidated financial statements of Recall include the assets, liabilities and results of Recall Holdings Limited and all its legal subsidiaries. Subsidiaries are all entities (including structured entities) over which the group has control. The group controls an entity when the group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the group.

        The consolidation process eliminates all inter-entity accounts and transactions. Any financial statements of overseas subsidiaries that have been prepared in accordance with overseas accounting practices have been adjusted to comply with AAS before inclusion in the consolidation process. The financial statements of all material subsidiaries are prepared for the same reporting period.

        A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. If the Group loses control over a subsidiary, it derecognises the related assets (including goodwill), liabilities, non-controlling interest and other components of equity while any resultant gain or loss is recognised in profit or loss. Any investment retained is recognised at fair value.

Business combinations

        Business combinations are accounted for using the acquisition method. On acquisition, the identifiable assets and liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition. Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognised as goodwill. Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. discount on acquisition) is credited to the income statement in the period of acquisition. The interest of non-controlling shareholders is stated at the non-controlling proportion of the fair values of the assets and liabilities recognised. Any acquisition-related transaction costs are expensed in the period of acquisition.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group's cash-generating units that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

        Where goodwill has been allocated to a cash-generating unit and part of the operation within that unit is disposed of, the goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed in these circumstances is measured based on the relative values of the disposed operation and the portion of the cash-generating unit retained.

        When the Group acquires a business, it assesses the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date. This includes the separation of embedded derivatives in host contracts by the acquiree.

        If the business combination is achieved in stages, any previously held equity interest is remeasured at its acquisition date fair value and any resulting gain or loss is recognised in profit or loss.

        The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Investment in controlled entities

        Shares in controlled entities, as recorded in the parent entity, are recorded at cost, less provision for impairment.

Investment in joint ventures

        Investments in joint venture entities are accounted for using the equity method in the consolidated financial statements, and include any goodwill arising on acquisition. Under this method, Recall's share of the post-acquisition profits or losses of the joint venture is recognised in the income statement and its share of post-acquisition movements in reserves is recognised in consolidated reserves. The cumulative post-acquisition movements are adjusted against the carrying amount of the investment.

        If Recall's share of losses in a joint venture equals or exceeds its interest in the joint venture, Recall does not recognise further losses unless it has incurred obligations or made payments on behalf of the joint venture.

        Loans to equity accounted joint ventures under formal loan agreements are long term in nature and are included as investments.

        Where there has been a change recognised directly in the joint venture's equity, Recall recognises its share of any changes as a change in equity.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Presentation currency

        The consolidated and summarised parent entity financial statements are presented in US dollars.

        Recall uses the US dollar as its presentation currency because:

  •
  a significant portion of Recall's activity is denominated in US dollars; and

  •
  the US dollar is widely understood by Australian and international investors and analysts.

Foreign currency

        Items included in the financial statements of each of Recall's entities are measured using the functional currency of each entity.

        Foreign currency transactions are translated into the functional currency of each entity using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation at year-end rates of monetary assets and liabilities denominated in foreign currencies, are recognised in the income statement, except where deferred in equity as qualifying cash flow hedges or qualifying net investment hedges.

        Non-monetary assets and liabilities carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Gains and losses arising on retranslation are recognised directly in equity.

        The results and cash flows of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars using the average exchange rates for the period. Where this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, the exchange rate on the transaction date is used. Assets and liabilities of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars at the exchange rate ruling at the balance sheet date. The share capital of Recall Holdings Limited is translated into US dollars at historical rates. All resulting exchange differences arising on the translation of Recall's overseas and Australian entities are recognised as a separate component of equity.

        The financial statements of foreign subsidiaries and joint ventures that report in the currency of a hyperinflationary economy are restated in terms of the measuring unit current at the balance sheet date before they are translated into US dollars.

        Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate.

Revenue

        Revenue is recognised to the extent that it is probable that the economic benefits will flow to Recall and the revenue can be reliably measured, regardless of when the payment is received.

        Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net of duties and taxes paid (Goods and Services Tax and local equivalents).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Revenue from the sale of goods is recognised when the significant risks and rewards of ownership of the goods have passed to the buyer, usually on delivery of the goods. Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, net of returns and allowances, trade discounts and volume rebates.

        Revenue for services is recognised when invoicing the customer following the provision of the service and/or under the terms of agreed contracts in accordance with agreed contractual terms in the period in which the service is provided.

Other income

        Other income includes net gains on disposal of property, plant and equipment in the ordinary course of business, which are recognised when control of the property has passed to the buyer.

Dividends

        Dividend revenue is recognised when Recall's right to receive the payment is established. Dividends received from investments in subsidiaries and joint ventures are recognised as revenue, even if they are paid out of pre-acquisition profits.

Finance revenue

        Interest revenue is recognised as the interest accrues (using the effective interest method, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument) to the net carrying amount of the financial asset. Interest income is included in finance income in the consolidated income statement.

Borrowing costs

        Borrowing costs are recognised as expenses in the year in which they are incurred, except where they are included in the cost of qualifying assets.

        Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds.

        The capitalisation rate used to determine the amount of borrowing costs to be capitalised is the weighted average interest rate applicable to the entity's outstanding borrowings during the year. No borrowing costs were capitalised in the cost of assets in 2015 or 2014.

Pensions and other post-employment benefits

        Payments to defined contribution pension schemes are charged as an expense as they fall due. Payments made to state-managed retirement benefit schemes are dealt with as payments to defined contribution schemes where Recall's obligations under the schemes are equivalent to those arising in a defined contribution pension scheme. The cost of providing benefits under the defined benefit plan is determined using the projected unit credit method.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Executive and employee share-based compensation plans

        Incentives in the form of share-based compensation benefits are provided to executives and employees under performance share and employee share plans approved by shareholders.

        Performance share awards are fair valued by qualified actuaries at their grant dates in accordance with the requirements of AASB 2: Share-based Payments, using a binomial model. The cost of equity-settled transactions is recognised, together with a corresponding increase in equity, on a straight-line basis over the period in which the performance conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award (vesting date).

        Executives and employees in certain jurisdictions are provided cash incentives calculated by reference to the awards under the share-based compensation schemes (phantom shares). These phantom shares are fair valued on initial grant and at each subsequent reporting date.

        The cost of such phantom shares is charged to the income statement over the relevant vesting periods, with a corresponding increase in provisions.

        The fair value calculation of performance shares granted excludes the impact of any non-market vesting conditions. Non-market vesting conditions are included in assumptions about the number of options that are expected to become exercisable. At each balance sheet date, Recall reviews its estimate of the number of performance shares that are expected to become exercisable. The employee benefit expense recognised each period takes into account the most recent estimate.

Significant Items and Underlying Profit

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. demerger related costs and the costs of significant reorganisation or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

        Underlying Profit is a non-statutory profit measure and represents profit from continuing operations before finance costs, tax and Significant Items. It is presented within the segment information note to assist users of the financial statements to better understand Recall's business results.

ASSETS

Cash and cash equivalents

        For purposes of the cash flow statement, cash includes deposits at call with financial institutions and other highly liquid investments which are readily convertible to cash on hand and are subject to an insignificant risk of changes in value, net of outstanding bank overdrafts. Bank overdrafts are presented within borrowings in the balance sheet. Cash and cash equivalents also include short term deposits with a maturity of three months or less, which are subject to an insignificant risk of changes in value.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Receivables

        Trade receivables due within one year do not carry any interest and are recognised at amounts receivable less an allowance for any uncollectible amounts. Trade receivables are recognised when services are provided and settlement is expected within normal credit terms.

        Bad debts are written-off when identified. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence. Significant financial difficulties of the debtor, probability that the debtor will enter liquidation, receivership or bankruptcy, and default or significant delay in payment are considered indicators that the trade receivable is doubtful.

        The amount of the provision is measured as the difference between the carrying amount of the trade receivables and the estimated future cash flows expected to be received from the relevant debtors. When a trade receivable for which a provision had been recognised becomes uncollectible in a subsequent period, it is written off against the provision account. Subsequent recoveries of amounts previously written off are credited against other expenses in the income statement.

Inventories

        Stock and stores on hand are valued at the lower of cost and net realisable value and, where appropriate, provision is made for possible obsolescence. Work in progress, which represents partly-completed work undertaken at pre-arranged rates but not invoiced at the balance sheet date, is recorded at the lower of cost or net realisable value.

        Cost is determined on a first-in, first-out basis and, where relevant, includes an appropriate portion of overhead expenditure. Net realisable value is the estimated selling price in the ordinary course of business, less estimated costs of completion and costs to make the sale.

Recoverable amount of non-current assets

        At each reporting date, Recall assesses whether there is any indication that an asset, or cash generating unit to which the asset belongs, may be impaired. Where an indicator of impairment exists, Recall makes a formal estimate of recoverable amount. The recoverable amount of an asset is the greater of its fair value less costs to sell and its value in use.

        Where the carrying value of an asset exceeds its recoverable amount, the asset is considered to be impaired and is written down to its recoverable amount. The impairment loss is recognised in the income statement in the reporting period in which the write-down occurs.

        The expected net cash flows included in determining recoverable amounts of non-current assets are discounted to their present values using a market risk adjusted discount rate.

Property, plant and equipment

        Property, plant and equipment (PPE) is stated at cost, net of depreciation and any impairment, except land which is shown at cost less impairment. Cost includes expenditure that is directly

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

attributable to the acquisition of assets, and, where applicable, an initial estimate of the cost of dismantling and removing the item and restoring the site on which it is located.

        Subsequent expenditure is capitalised only when it is probable that future economic benefits associated with the expenditure will flow to Recall. Repairs and maintenance are expensed in the income statement in the period they are incurred.

        When significant parts of plant and equipment are required to be replaced at intervals, the Group depreciates them separately based on their specific useful lives. Likewise, when a major inspection is performed, its cost is recognised in the carrying amount of the plant and equipment as a replacement if the recognition criteria are satisfied. All other repair and maintenance costs are recognised in profit or loss as incurred.

        Depreciation is charged in the financial statements so as to write-off the cost of all PPE, other than freehold land, to their residual value on a straight-line or reducing balance basis over their expected useful lives to Recall. Residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

        The expected useful lives of PPE are generally:

—buildings	50 years
—other plant and equipment (owned and leased)	3 - 20 years

        The cost of improvements to leasehold properties is amortised over the unexpired portion of the lease, or the estimated useful life of the improvement to Recall, whichever is the shorter.

        The carrying values of PPE are reviewed for impairment when circumstances indicate their carrying values may not be recoverable. Assets are assessed within the cash generating unit to which they belong. Any impairment losses are recognised in the income statement.

        The recoverable amount of PPE is the greater of its fair value less costs to sell and its value in use. Value in use is determined as estimated future cash flows discounted to their present value using a pre-tax discount rate reflecting current market assessments of the time value of money and the risk specific to the asset.

        PPE is derecognised upon disposal or when no future economic benefits are expected to arise from continued use of the asset. Any net gain or loss arising on derecognition of the asset is included in the income statement and presented within other income in the period in which the asset is derecognised.

        The residual values, useful lives and methods of depreciation of property, plant and equipment are reviewed at each financial year end and adjusted prospectively, if appropriate.

Goodwill

        Goodwill is carried at cost less accumulated impairment losses. Goodwill is not amortised.

        Goodwill represents the excess of the cost of an acquisition over the fair value of Recall's share of the net identifiable assets of the acquired subsidiary or joint venture at the date of acquisition.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill on acquisitions of joint ventures is included in investments in joint ventures.

        Upon acquisition, any goodwill arising is allocated to each cash generating unit expected to benefit from the acquisition. Goodwill is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired. An impairment loss is recognised when the recoverable amount of the cash generating unit is less than its carrying amount.

        On disposal of an operation, goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal.

Intangible assets

        Intangible assets acquired are capitalised at cost, unless acquired as part of a business combination in which case they are capitalised at fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less provisions for amortisation and impairment.

        The costs of acquiring and developing computer software for internal use are capitalised as intangible non-current assets where it is used to support a significant business system and the expenditure leads to the creation of a durable asset.

        Useful lives have been established for all non-goodwill intangible assets. Amortisation charges are expensed in the income statement on a straight-line basis over those useful lives. Estimated useful lives are reviewed annually. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortisation period or method, as appropriate, and are treated as changes in accounting estimates and adjusted on a prospective basis.

        The expected useful lives of intangible assets are generally:

—customer lists and relationships	3 - 20 years
—computer software	3 - 10 years

        There are no non-goodwill intangible assets with indefinite lives. Intangible assets are tested for impairment where an indicator of impairment exists, either individually or at the cash generating unit level.

        Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the income statement when the asset is derecognised.

LIABILITIES

Payables

        Trade and other creditors represent liabilities for goods and services provided to Recall prior to the end of the financial year which remain unpaid at the reporting date. The amounts are unsecured and are paid within normal credit terms.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Non-current payables are discounted to present value using the effective interest method.

Provisions

        Provisions for liabilities are made on the basis that, due to a past event, the business has a constructive or legal obligation to transfer economic benefits that are of uncertain timing or amount.

        When the Group expects some or all of a provision to be reimbursed, for example, under an insurance contract, the reimbursement is recognised as a separate asset, but only when the reimbursement is virtually certain. The expense relating to a provision is presented in the consolidated income statement net of any reimbursement.

        Provisions are measured at the present value of management's best estimate at the balance sheet date of the expenditure required to settle the obligation. The discount rate used is a pre-tax rate that reflects current market assessments of the time value of money and the risks appropriate to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost in the consolidated income statement.

Interest bearing liabilities

        Borrowings are initially recognised at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortised cost. Any difference between the borrowing proceeds (net of transaction costs) and the redemption amount is recognised in the income statement over the period of the borrowings using the effective interest method.

        Borrowings are classified as current liabilities unless Recall has an unconditional right to defer settlement of the liability for at least 12 months after the balance sheet date.

Employee entitlements

        Employee entitlements are provided by Recall in accordance with the legal and social requirements of the country of employment. Principal entitlements are for annual leave, sick leave, long service leave and contract entitlements. Annual leave and sick leave entitlements are presented within trade and other payables.

        Liabilities for annual leave, as well as those employee entitlements which are expected to be settled within one year, are measured at the amounts expected to be paid when they are settled. All other employee entitlement liabilities are measured at the estimated present value of the future cash outflows to be made in respect of services provided by employees up to the reporting date.

        Consideration is given to expected future wage and salary levels, experience of employee departures, and periods of service. Expected future payments are discounted using market yields at the reporting date on national government bonds with terms to maturity and currencies that match, as closely as possible, the estimated future cash outflows. Expenses for non-accumulating sick leave are recognised when the leave is taken and are measured at the rates paid or payable.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Dividends

        A provision for dividends is only recognised where the dividends have been declared prior to the reporting date.

Leases

        Leases are classified at their inception as either operating or finance leases based on the economic substance of the agreement so as to reflect the risks and benefits incidental to ownership.

        The arrangement is, or contains, a lease if fulfilment of the arrangement is dependent on the use of a specific asset or assets or the arrangement conveys a right to use the asset or assets, even if that right is not explicitly specified in an arrangement.

Operating leases

        The minimum lease payments under operating leases, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased item, are recognised as an expense on a straight-line basis over the term of the lease.

Finance leases

        Finance leases, which effectively transfer substantially all of the risks and benefits incidental to ownership of the leased item to Recall, are capitalised at the inception of the lease at the fair value of the leased asset or, if lower, present value of the minimum lease payments, and disclosed as property, plant and equipment held under lease. A lease liability of equal value is also recognised.

        Lease payments are allocated between finance charges and a reduction of the lease liability so as to achieve a constant rate of interest on the lease liability outstanding each period. Finance charges are recognised as finance cost in the consolidated income statement.

        Capitalised lease assets are depreciated over the shorter of the estimated useful life of the assets and the lease term.

Income tax

        The income tax expense or benefit for the year is the tax payable or receivable on the current year's taxable income based on the national income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements, and to unused tax losses.

        Current income tax relating to items recognised directly in equity is recognised in equity and not in the consolidated income statement. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

        Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences between the carrying amounts of assets and liabilities in the financial statements and the

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

corresponding tax basis used in the computation of taxable profit, calculated using tax rates which are enacted or substantively enacted by the balance sheet date.

        Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses. The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are re-assessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered

        Deferred tax assets and liabilities are not recognised:

  •
  where the deferred tax arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

  •
  in respect of temporary differences associated with investments in subsidiaries and joint ventures where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

        Current and deferred tax attributable to amounts recognised directly in equity are also recognised directly in equity.

        Deferred tax relating to items recognised outside profit or loss is recognised outside profit or loss. Deferred tax items are recognised in correlation to the underlying transaction either in other comprehensive income or directly in equity.

        Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Financial assets

        Recall classifies its financial assets in the following two categories: financial assets at fair value through profit or loss and loans and receivables. The classification depends on the purpose for which the financial assets were acquired.

Financial assets at fair value through profit or loss

        Financial assets at fair value through profit or loss are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term.

Loans and receivables

        Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Financial assets are recognised on Recall's balance sheet when Recall becomes a party to the contractual provisions of the instrument. Derecognition takes place when Recall no longer controls the contractual rights that comprise the financial instrument, which is normally the case when the instrument is sold, or all the cash flows attributable to the instrument are passed through to an independent third party.

Derivatives and hedging activities

        Derivative instruments used by Recall, which are used solely for hedging purposes (i.e. to offset foreign exchange and interest rate risks), comprise interest rate swaps, forward rate agreements and forward foreign exchange contracts. Such derivative instruments are used to alter the risk profile of Recall's existing underlying exposure in line with Recall's risk management policies.

        Derivative financial instruments are stated at fair value. The fair value of forward exchange contracts is calculated by reference to current forward exchange rates for contracts with similar maturities at the balance sheet date. The fair value of interest rate swap contracts is calculated as the present value of the forward cash flows of the instrument after applying market rates and standard valuation techniques.

        For the purposes of hedge accounting, hedges are classified as either fair value hedges, cash flow hedges or net investment hedges.

Fair value hedges

        Fair value hedges are derivatives that hedge exposure to changes in the fair value of a recognised asset or liability, or an unrecognised firm commitment. In relation to fair value hedges which meet the conditions for hedge accounting, any gain or loss from remeasuring the hedging instrument at fair value is recognised immediately in the income statement.

        Any gain or loss attributable to the hedged risk on remeasurement of the hedged item is adjusted against the carrying amount of the hedged item and recognised in the income statement. Where the adjustment is to the carrying amount of a hedged interest-bearing financial instrument, the adjustment is amortised to the income statement such that it is fully amortised by maturity.

        Hedge accounting is discontinued prospectively if the hedge is terminated or no longer meets the hedge accounting criteria. In this case, any adjustment to the carrying amounts of the hedged item for the designated risk for interest-bearing financial instruments is amortised to the income statement following termination of the hedge.

Cash flow hedges

        Cash flow hedges are derivatives that hedge exposure to variability in cash flows that is either attributable to a particular risk associated with a recognised asset or liability, or a highly probable forecast transaction.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In relation to cash flow hedges to hedge forecast transactions which meet the conditions for hedge accounting, the portion of the gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting.

        At that point in time, any cumulative gain or loss on the hedging instrument recognised in equity is kept in equity until the forecast transaction occurs.

        If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in equity is transferred to net profit or loss for the year.

        For all other cash flow hedges, the gains or losses that are recognised in equity are transferred to the income statement in the same year in which the hedged firm commitment affects the net profit and loss, for example when the future sale actually occurs.

        When the hedged firm commitment results in the recognition of an asset or a liability, then, at the time the asset or liability is recognised, the associated gains or losses that had previously been recognised in equity are included in the initial measurement of the acquisition cost or other carrying amount of the asset or liability.

Net investment hedges

        Hedges for net investments in foreign operations are accounted for similarly to cash flow hedges.

        Any gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Gains and losses accumulated in equity are included in the income statement when the foreign operation is partially disposed or sold.

Derivatives that do not qualify for hedge accounting

        Where derivatives do not qualify for hedge accounting, gains or losses arising from changes in their fair value are taken directly to net profit or loss for the year.

Contributed equity

        Ordinary shares including share premium are classified as contributed equity. No gain or loss is recognised in the income statement on the purchase, sale, issue or cancellation of Recall's own equity instruments.

        Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction from the proceeds of issue.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings per share (EPS)

        Basic EPS is calculated as net profit attributable to members of the parent entity, adjusted to exclude costs of servicing equity (other than dividends), divided by the weighted average number of ordinary shares, adjusted for any bonus element.

        Diluted EPS is calculated as net profit attributable to members of the parent entity, adjusted for:

  •
  costs of servicing equity (other than dividends) and preference share dividends;

  •
  the after-tax effect of dividends and finance costs associated with dilutive potential ordinary shares that have been recognised as expenses;

  •
  other non-discretionary changes in revenues or expenses during the year that would result from the dilution of potential ordinary shares;

        and divided by the weighted average number of ordinary shares and dilutive potential ordinary shares, adjusted for any bonus element.

        In the event of a change in number of ordinary shares without a corresponding change in resources (e.g. share split and share consolidation), the number of ordinary shares outstanding before the event is adjusted for the proportionate change in the number of ordinary shares outstanding as if the event had occurred at the beginning of the earliest period presented.

        EPS on Underlying Profit after finance costs and tax is calculated as Underlying profit after finance costs and tax attributable to members of the parent entity, divided by the weighted average number of ordinary shares, adjusted for any bonus element.

New accounting standards and interpretations issued but not yet applied

        At 30 June 2015, the following Australian Accounting Standards and Interpretations have been issued or amended and have not been early-adopted by Recall for the annual reporting period ended 30 June 2015.

        AASB 9: AASB 9, Financial Instruments, is a new Principal standard applicable to annual reporting periods beginning on or after 1 January 2018, with early adoption permitted, subject to certain considerations. AASB 9 addresses the classification, measurement and derecognition of financial assets and liabilities and may affect Recall's accounting for financial assets and liabilities. Recall does not expect that this standard will have a significant impact on its financial statements.

        AASB 2014-4: This guidance amends AASB 116, Property, Plant and Equipment, and AASB 138, Intangible Assets, to establish the principle for the basis of depreciation and amortisation as being the expected pattern of consumption of the future economic benefits of an asset. The amendment also clarified that revenue is generally presumed to be an inappropriate basis for measuring the consumption of the economic benefits embodied in an intangible asset. This presumption, however, can be rebutted in certain limited circumstances. The standard is applicable to reporting periods beginning on or after 1 January 2016, with early adoption being permitted. Recall does not expect that this standard will have a significant impact on its financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        AASB 15: AASB 15, Revenue from Contracts with Customers, is applicable to annual reporting periods beginning on or after 1 January 2017, with early adoption being permitted. This standard provides a single, comprehensive revenue recognition model for all contracts with customers. Recall is in the process of assessing the new standard's impact and does not anticipate a significant impact on the Groups' financial statements.

        AASB 2015-1: Amendments to Australian Accounting Standards—Annual Improvements to 2012- 2014 Cycle sets out amendments to certain AAS, including AASB 7, Financial Instruments. Recall does not expect that this standard will have a significant impact on its financial statements.

Rounding of amounts

        As Recall is a company of a kind referred to in ASIC Class Order 98/100, relevant amounts in the financial statements and Directors' Report have been rounded to the nearest hundred thousand US dollars, unless otherwise stated.

NOTE 3. CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

        In applying its accounting policies, Recall has made estimates and assumptions concerning the future, which may differ from the related actual outcomes. Those estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

Impairment of goodwill

        Recall's business units undertake an impairment review process annually to ensure that goodwill balances are not carried at amounts that are in excess of their recoverable amounts. The recoverable amount of the goodwill in continuing operations is determined based on value in use calculations undertaken at the cash generating unit level. These calculations require the use of key assumptions which are set out in Note 20.

Income taxes

        Recall is a global company and is subject to income taxes in many jurisdictions around the world. Significant judgement is required in determining the provision for income taxes on a worldwide basis. There are many transactions and calculations undertaken during the ordinary course of business for which the ultimate tax determination is uncertain. Recall recognises liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from amounts provided, such differences will impact the current and deferred tax provisions in the period in which such outcome is obtained. Refer to Note 10 for further details.

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS

A)    DEMERGER

        The scheme of arrangement for the demerger of Recall became effective on 9 December 2013 and the Company was listed as a separate standalone entity on the Australian Securities Exchange on

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS (Continued)

10 December 2013. The demerger was implemented on 18 December 2013 resulting in the final separation of Recall from Brambles.

        The demerger required Brambles to undertake an internal corporate restructure prior to it becoming effective, and resulted in several entities becoming subsidiaries of the Company prior to the demerger. In addition, a number of assets and liabilities were transferred between Brambles and Recall.

        The statutory financial information for 2014 presents Recall's performance in compliance with statutory reporting obligations, such that the results of the entities acquired during the demerger are only included from their date of acquisition by Recall. In addition, Recall's statutory financial results for 2014 reflect changes in operating and corporate costs associated with the Company becoming a standalone listed entity from December 2013. Therefore, Recall's statutory financial performance for the year ended 30 June 2014 includes results of a number of material entities for only a part of the financial year.

BUSINESSES ACQUIRED ON DEMERGER

        As part of the demerger from Brambles, certain legal entities were acquired by Recall. These transactions occurred while under the control of Brambles and for consolidation purposes have been accounted for as transactions between entities under common control. Acquisition accounting was not applied, assets and liabilities have not been remeasured to fair value nor has any goodwill arisen. Rather, Recall has elected to account for business combinations under common control at carrying value in Brambles' financial statements. Accordingly, all assets and liabilities acquired by Recall as a result of the demerger have been recognised at values consistent with their carrying value in Brambles' financial statements immediately prior to the demerger.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS (Continued)

        The common control reserve within equity represents the excess of the consideration paid in respect of the common control transactions over the carrying value of the net assets acquired as below:

(Unaudited) US$M
Consideration paid	683.7
Less: net identifiable assets acquired	(536.7)

Common control reserve recognised	147.0

Assets acquired and liabilities assumed:
Cash and cash equivalents	60.6
Trade and other receivables	154.8
Investments	0.6
Property, plant and equipment	350.3
Goodwill and other intangible assets	550.1
Other assets	21.2
Amounts payable to Brambles	(318.8)
Trade and other payables	(187.3)
Deferred tax liabilities (net)	(63.6)
Other liabilities	(31.2)

Net identifiable assets acquired	536.7

B)    BUSINESS COMBINATIONS

        During the year ended 30 June 2015, Recall completed the following significant acquisitions—all 100% owned:

  (i)
  Access Records Management (Access); and

  (i)
  Business Records Management (BRM).

        Details regarding these acquisitions are set out below:

	(Unaudited) Access	(Unaudited) BRM
	US$M	US$M
Date of acquisition	15 August 2014	3 December 2014
Purchase consideration—cash	25.9	75.0
Fair value of assets and liabilities assumed:
Property, plant and equipment	0.2	5.5
Identified intangible assets	6.1	20.2
Other assets and liabilities (net)	0.1	1.9

Net identifiable assets acquired	6.4	27.6

Goodwill recognised	19.5	47.4

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS (Continued)

        The fair values of assets and liabilities detailed in the table above are based on provisional acquisition accounting data which will be finalised within 12 months from the date of acquisition. The goodwill is attributable to the profitability of the acquired businesses and anticipated synergies with Recall's existing Document Management Services business.

        During the year ended 30 June 2014, Recall completed the significant acquisition:

  (i)
  CitiStorage LLC (CitiStorage) on 1 May 2014.

        Details regarding this acquisition are set out below:

(Unaudited) CitiStorage
US$M
Purchase consideration	48.3
Fair value of assets and liabilities assumed:
Property, plant and equipment	10.5
Identified intangible assets	9.0
Other assets and liabilities (net)	1.3

Net identifiable assets acquired	20.8

Goodwill recognised	27.5

        The goodwill is attributable to the profitability of the acquired business and anticipated synergies with Recall's existing Document Management Services business.

        There were a number of other non-material business combinations in the years ended 30 June 2015 and 30 June 2014. Total purchase consideration for these acquisitions was US$43.4 million (2014: US$8.3 million).

        The contribution of all acquisitions to the Group's revenue and profit during the period since acquisition was immaterial individually and in total. It is impracticable to accurately determine the contribution that all acquisitions would have made to the revenue and net profit of the Group had they been acquired at the start of the reporting period.

        There were no material changes in the fair values of assets and liabilities assumed in relation to the acquisitions completed in 2014.

C)    SALE OF BUSINESS

        The sale of the Secure Destruction Services (SDS) business in Germany was completed on 3 December 2014. The sale proceeds were US$20.4 million (net of cash disposed) resulting in a gain on sale of US$2.1 million.

NOTE 5. SEGMENT INFORMATION

        Recall's segment information is provided on the same basis as internal management reporting to the CEO (chief operating decision maker) and reflects how Recall is organised and managed.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

        Recall has four reportable segments being Americas, Europe, Australia and New Zealand (ANZ) and Asia. Recall HQ (corporate centre) is presented separately in the segment disclosures below.

        Segment performance is measured on sales and Underlying Profit. Underlying Profit is the main measure of segment profit. A reconciliation between Underlying Profit and operating profit is set out below.

        Segment sales revenue is measured on the same basis as in the income statement. Segment sales revenue is allocated to segments based on product categories and physical location of the business unit that invoices the customer. Intersegment revenue during the year was immaterial. There is no single external customer who contributed more than 10% of Group sales revenue.

        Assets and liabilities are measured consistently in segment reporting and in the balance sheet. Assets and liabilities are allocated to segments based on segment use and physical location. Cash, borrowings, equity accounted investments and tax balances are managed centrally and are not allocated to segments.

	Sales revenue
	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
By operating segment
Americas	387.4	217.0
Europe	188.0	152.5
ANZ	178.1	198.3
Asia	74.3	45.9

Recall operations	827.8	613.7
Recall HQ	—	—

Total	827.8	613.7

By geographic origin
Americas	387.4	217.0
Europe	188.0	152.5
Australia	158.5	177.2
Other	93.9	67.0

Total	827.8	613.7

By service line
Document Management Services (DMS)	641.5	470.8
Secure Destruction Services (SDS)	101.2	78.7
Data Protection Services (DPS)	85.1	64.2

Total	827.8	613.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

	Operating profit(1)		Significant Items before tax(2)		Underlying Profit(2)
	(Unaudited) 2015	(Unaudited) 2014	(Unaudited) 2015	(Unaudited) 2014	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M	US$M	US$M
By operating segment
Americas	65.7	14.8	(4.2)	(16.6)	69.9	31.4
Europe	13.7	6.5	(8.5)	(4.3)	22.2	10.8
ANZ	29.3	41.2	(7.2)	(3.4)	36.5	44.6
Asia	16.1	7.7	(0.2)	(0.4)	16.3	8.1

Recall operations	124.8	70.2	(20.1)	(24.7)	144.9	94.9
Recall HQ(3)	(18.1)	4.4	(8.9)	(14.3)	(9.2)	18.7

Total	106.7	74.6	(29.0)	(39.0)	135.7	113.6

(1)
Operating profit is segment revenue less segment expense and excludes net finance costs.

(2)
Underlying Profit is a non-statutory profit measure and represents profit before finance costs, tax and Significant Items (refer to Note 7). It is presented to assist users of the financial statements to better understand Recall's business results.

(3)
Recall HQ was acquired during the demerger in November 2013 and consequently, Recall HQ's operating profit for 2014 is impacted by timing of cost allocations.

	Capital expenditure(1)		Depreciation and amortisation
	(Unaudited) 2015	(Unaudited) 2014	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
By operating segment
Americas	33.6	16.9	30.3	14.1
Europe	7.5	6.7	12.7	9.8
ANZ	4.8	4.6	11.7	11.8
Asia	5.4	2.7	5.8	4.6

Recall operations	51.3	30.9	60.5	40.3
Recall HQ	10.4	3.7	9.3	6.8

Total	61.7	34.6	69.8	47.1

(1)
Capital expenditure is presented on an accruals basis and includes expenditure on property, plant & equipment and intangibles.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

	Segment assets		Segment liabilities
	(Unaudited) 2015	(Unaudited) 2014	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
By operating segment
Americas	688.9	591.6	72.4	74.1
Europe	262.5	334.1	77.5	84.0
ANZ	239.3	248.8	42.9	38.6
Asia	183.5	195.8	14.7	13.4

Recall operations	1,374.2	1,370.3	207.5	210.1
Recall HQ	36.8	24.6	22.6	22.8
Cash and borrowings	88.2	72.1	648.5	552.2
Current tax balances	—	—	7.5	8.3
Deferred tax balances	4.8	0.3	68.7	75.2
Equity-accounted investments	—	0.7	—	—

Total segment assets and liabilities	1,504.0	1,468.0	954.8	868.6

Non-current assets by geographic origin(1)
Americas	606.2	518.9
Europe	201.6	259.2
Australia	203.8	210.2
Other	197.2	211.2

Total	1,208.8	1,199.5

(1)
Non-current assets exclude financial instruments and deferred tax assets.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 6. PROFIT FROM ORDINARY ACTIVITIES

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
A) REVENUE AND OTHER INCOME
Sales revenue	827.8	613.7
Gain on sale of business	2.1	—

Total income	829.9	613.7

B) OPERATING EXPENSES
Employment costs (Note 8)	291.8	198.6
Service suppliers:
—travel and transport	51.2	45.4
—repairs and maintenance	15.9	10.7
—subcontractors and other service suppliers	91.7	67.8
Raw materials and consumables	18.1	15.7
Occupancy	147.3	111.1
Insurance	12.0	10.0
Depreciation of property, plant and equipment	45.3	31.0
Write-off of assets	5.2	8.1
Amortisation of intangible assets and deferred expenditure	24.4	16.1
Other	20.4	24.8

Total operating expenses	723.3	539.3

NOTE 7. SIGNIFICANT ITEMS

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. demerger related costs and the costs of significant reorganisation or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 7. SIGNIFICANT ITEMS (Continued)

        Significant Items are disclosed to assist users of the financial statements to better understand Recall's business results.

	2015 US$M
	(Unaudited) Before tax	(Unaudited) Tax	(Unaudited) After tax
Items outside the ordinary course of business:
—demerger related expenses(1)	(4.5)	0.6	(3.9)
—restructuring(2)	(15.8)	4.5	(11.3)
—acquisitions related expenses(3)	(2.9)	1.2	(1.7)
—Iron Mountain transaction costs(4)	(5.8)	2.2	(3.6)
—reset of tax base(5)	—	10.1	10.1

Significant Items	(29.0)	18.6	(10.4)

	2014 US$M
	(Unaudited) Before tax	(Unaudited) Tax	(Unaudited) After tax
Items outside the ordinary course of business:
—demerger related expenses(1)	(16.7)	5.6	(11.1)
—restructuring(2)	(17.1)	5.6	(11.5)
—acquisitions related expenses(3)	(1.9)	0.6	(1.3)
—write-off of assets(6)	(3.3)	1.3	(2.0)

Significant Items	(39.0)	13.1	(25.9)

(1)
Demerger related expenses mainly comprise the following:
—legal and professional fees;
—one-time bonus in relation to the successful completion of the demerger;
—share-based payments under Brambles' share plans; and
—share-based payments relating to one-off grants of rights to the CEO and other Recall executives upon demerger.

(2)
Restructuring expenses comprise:
—site consolidation provision of US$15.8 million (2014: US$15.3 million). This provision relates to the Facility Optimisation Programs (the program) announced by Recall in June 2015 (FOP2) and June 2014 (FOP1). The Program involves consolidating existing facilities or downsizing under-utilised sites in Australia, Brazil, United Kingdom, Denmark, North America and France; and
—one-off costs relating to exiting a facility in North America.

(3)
These expenses were incurred in relation to acquisitions completed or being pursued by Recall and sale of SDS business in Germany.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 7. SIGNIFICANT ITEMS (Continued)

(4)
US$5.3 million of legal and professional fees incurred in relation to Iron Mountain's bid to acquire Recall and exploration of a potential corporate restructure of US$0.5 million.

(5)
Reset of tax basis on certain assets of the Australian entities resulted in a tax benefit in the amount of US$10.1 million.

(6)
Subsequent to the demerger, Recall identified certain intangible assets (mainly software) from which no future economic benefits are expected to arise and therefore, these assets were written off.

NOTE 8. EMPLOYMENT COSTS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Wages and salaries	230.6	160.1
Social security costs	40.0	27.2
Share-based payments expense	9.1	2.6
Contributions to defined contribution plans	8.9	7.1
Post employment benefits	3.2	1.6

	291.8	198.6

NOTE 9. NET FINANCE COSTS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Finance revenue
Bank accounts and short term deposits	0.5	0.5
Net foreign exchange gain	—	—

	0.5	0.5

Finance costs
Interest expense on borrowings	(18.8)	(9.5)
Derivative financial instruments	(0.3)	(0.1)
Net foreign exchange gain/(loss)	1.4	(0.9)
Commitment fees and amortisation of financing cost	(4.3)	(2.0)
Other	(0.1)	(0.3)

	(22.1)	(12.8)

Net finance costs	(21.6)	(12.3)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 10. INCOME TAX

A)    COMPONENTS OF TAX EXPENSE

Amounts recognised in the income statement

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Current income tax:
—income tax charge	23.7	18.8
—prior year adjustments	(3.1)	(0.1)

	20.6	18.7

Deferred tax:
—origination and reversal of temporary differences	(6.5)	1.4
—prior year adjustments	6.0	0.2

	(0.5)	1.6

Tax expense recognised in the income statement	20.1	20.3

Amounts recognised in the statement of comprehensive income
—on share-based payments	(1.7)	(0.5)
—on losses on revaluation of cash flow hedges	—	(0.2)

Tax expense/(benefit) recognised directly in the statement of comprehensive income	(1.7)	(0.7)

B)    RECONCILIATION BETWEEN TAX EXPENSE AND ACCOUNTING PROFIT BEFORE TAX

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Profit before tax	85.1	62.3

Tax at standard Australian rate of 30% (2013: 30%)	25.5	18.7
Effect of tax rates in other jurisdictions	(2.7)	(1.0)
Prior year adjustments	2.9	0.1
Current year tax losses not recognised	2.0	0.9
Non-deductible expenses	3.4	4.2
Reset of tax base	(10.1)	—
Other	(0.9)	(2.6)

Total income tax expense	20.1	20.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 10. INCOME TAX (Continued)

C)    COMPONENTS OF AND CHANGES IN DEFERRED TAX ASSETS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Deferred tax assets shown in the balance sheet are represented by cumulative temporary differences attributable to:
Items recognised through the income statement
Employee benefits and other provisions	19.8	23.6
Losses available against future taxable income	8.7	11.8
Other	4.6	7.6

	33.1	43.0

Items recognised directly in equity
Cash flow hedges	0.3	0.2
Share-based payments	2.2	0.5

	2.5	0.7

Set-off against deferred tax liabilities	(30.8)	(43.4)

Net deferred tax assets	4.8	0.3

Changes in deferred tax assets (prior to netting off with deferred tax liabilities) were as follows:
At 1 July	43.7	6.7
(Charged)/credited to the income statement	(9.9)	12.8
(Charged)/credited directly to equity	1.7	0.7
Acquired during demerger	—	23.6
Foreign exchange differences	0.1	(0.1)

At 30 June	35.6	43.7

        Deferred tax assets are recognised for carried forward tax losses to the extent that the realisation of the related tax benefit through future taxable profits is probable. At reporting date, Recall has unused tax losses of US$83.1 million (2014: US$102.3 million) available for offset against future profits. A deferred tax asset has been recognised in respect of US$68.2 million (2014: US$68.2 million) of such losses.

        The benefit for tax losses will only be obtained if:

  •
  Recall derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deductions for the losses to be realised;

  •
  Recall continues to comply with the conditions for deductibility imposed by tax legislation; and

  •
  no changes in tax legislation adversely affect Recall in realising the benefit from the deductions for the losses.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 10. INCOME TAX (Continued)

        No deferred tax asset has been recognised in respect of the remaining unused tax losses of US$14.9 million (2014: US$34.1 million) due to the unpredictability of future profit streams in the relevant jurisdictions. Tax losses of US$65.6 million (2014: US$64.2 million) which have been recognised in the balance sheet, will expire between 2017 and 2033 (2014: between 2015 and 2033). All other losses may be carried forward indefinitely.

D)    COMPONENTS AND CHANGES IN DEFERRED TAX LIABILITIES

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Deferred tax liabilities shown in the balance sheet are represented by cumulative temporary differences attributable to:
Items recognised through the income statement
Property, plant and equipment and intangible assets	92.3	98.4
Undistributed earnings of subsidiaries	2.2	4.0
Other	5.0	16.2

	99.5	118.6

Set-off against deferred tax assets	(30.8)	(43.4)

Net deferred tax liabilities	68.7	75.2

Changes in deferred tax liabilities (prior to netting off with deferred tax assets) were as follows:
At 1 July	118.6	14.3
Charged to the income statement	(10.4)	14.4
Acquired during demerger	—	87.2
Acquisition of subsidiaries	(2.9)	2.0
Currency variations	(5.8)	0.7

At 30 June	99.5	118.6

        Deferred tax liability recorded as at 30 June 2015 in respect of temporary differences associated with undistributed earnings of subsidiaries is US$2.2 million (2014: US$4.0 million). No deferred tax liability has been recognised for the remaining undistributed earnings of subsidiaries because Recall Holdings Limited is able to control the timing of distributions from subsidiaries and is not expected to distribute these profits in the foreseeable future.

E)    TAX CONSOLIDATION

        Following the demerger of Recall from Brambles on 18 December 2013, Recall Holdings Limited and its Australian subsidiaries formed a tax consolidated group on 18 December 2013. Recall Holdings Limited, as the head entity of the tax consolidated group, and its Australian subsidiaries have entered into a tax sharing agreement in order to allocate income tax expense. The tax sharing agreement uses a stand-alone taxpayer basis of allocation. Consequently, Recall Holdings Limited and its Australian

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 10. INCOME TAX (Continued)

subsidiaries account for their own current and deferred tax amounts as if they each continue to be taxable entities in their own right. In addition, the agreement provides funding rules setting out the basis upon which subsidiaries are to indemnify Recall Holdings Limited in respect of tax liabilities and the methodology by which subsidiaries in tax loss are to be compensated.

        Formation of the tax consolidated group referred to above resulted in a resetting of tax bases of certain assets of the Australian entities as of the date of the formation of the tax consolidated group. To quantify the impact of this resetting, the fair value of the Australian entities and the fair value of their identifiable assets and liabilities was determined, which required management to make assumptions, judgements and estimates. A deferred tax benefit of US$10.1 million was recorded during the year ended 30 June 2015 in respect of the resetting of tax bases of which US$7.8 million is included in the deferred tax asset balance as at 30 June 2015.

NOTE 11. EARNINGS PER SHARE

	(Unaudited) 2015	(Unaudited) 2014
	US cents	US cents
Earnings per share:
—basic	20.7	20.1
—diluted	20.5	20.0
—basic, on Underlying Profit after finance costs and tax	24.0	32.5

        Performance share rights granted under the Recall Performance Share Plan are considered to be potential ordinary shares and have been included in the determination of diluted earnings per share to the extent to which they are dilutive. Details are set out in Note 27.

A)    WEIGHTED AVERAGE NUMBER OF SHARES DURING THE YEAR

	(Unaudited) 2015	(Unaudited) 2014
	million	million
Used in the calculation of basic earnings per share	313.4	208.7
Adjustment for share rights	4.0	1.1

Used in the calculation of diluted earnings per share	317.4	209.8

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 11. EARNINGS PER SHARE (Continued)

B)    RECONCILIATION OF PROFIT USED IN EPS CALCULATION

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Underlying Profit after finance costs and tax
Underlying Profit (Note 5)	135.7	113.6
Net finance costs (Note 9)	(21.6)	(12.3)

Underlying Profit before tax	114.1	101.3
Tax expense on Underlying Profit	(38.7)	(33.4)

Underlying Profit after finance costs and tax	75.4	67.9

which reconciles to statutory profit:
Underlying Profit after finance costs and tax	75.4	67.9
Significant Items after tax (Note 7)	(10.4)	(25.9)

Profit for the year	65.0	42.0

NOTE 12. DIVIDENDS

A)    DIVIDENDS PAID DURING THE YEAR

	(Unaudited) Interim 2015	(Unaudited) Final 2014
Dividend per share (in Australian cents)	9.0	8.0
Total dividend (in US$ million)	21.8	22.0
Franked amount at 30% tax (in Australian cents)	2.7	—
Payment date	24 April 2015	23 October 2014

B)    DIVIDEND PAID TO BRAMBLES

        As part of the demerger process, Recall Holdings Limited paid a dividend of US$23.8 million to Brambles on 18 December 2013. This dividend was not franked.

C)    DIVIDEND DETERMINED AFTER REPORTING DATE

(Unaudited) Final 2015
Dividend per share (in Australian cents)	10.0
Franked amount at 30% tax (in Australian cents)	4.0
Payment date	28 October 2015
Dividend record date	7 October 2015

        As this dividend had not been declared at the reporting date, it is not reflected in these consolidated financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 12. DIVIDENDS (Continued)

D)    FRANKING CREDITS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Franking credits available for subsequent financial years based on a tax rate of 30%	7.1	5.1

        The amounts above represent the balance of the franking account as at the end of the year, adjusted for:

  •
  franking credits that will arise from the payment of the current tax liability;

  •
  franking debits that will arise from the payment of dividends recognised as a liability at the reporting date;

  •
  franking credits that will arise from dividends recognised as receivables at the reporting date; and

  •
  franking credits that may be prevented from being distributed in subsequent financial years.

NOTE 13. CASH AND CASH EQUIVALENTS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Cash at bank and in hand	88.5	72.1

	88.5	72.1

        In April 2015, Recall entered into an agreement with a third-party bank to implement a multi-national, multi-currency notional cash pooling program which enables Recall to efficiently manage its global cash position, reduce borrowing costs and maximise returns on cash.

        Refer to Note 29 for other financial instruments disclosures.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 14. TRADE AND OTHER RECEIVABLES

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Current
Trade receivables	134.3	140.6
Provision for doubtful receivables (A)	(8.6)	(9.6)

Net trade receivables	125.7	131.0
Other debtors	28.2	12.4
Accrued and unbilled revenue	29.3	34.1

	183.2	177.5

Non-current
Other receivables	6.7	7.4

A)    PROVISION FOR DOUBTFUL RECEIVABLES

        Trade receivables are non-interest bearing and are generally on 30-90 day terms. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 14. TRADE AND OTHER RECEIVABLES (Continued)

        Movements in the provision for doubtful receivables were as follows:

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
At 1 July	9.6	0.7
(Reversed)/charged in income statement	3.2	1.6
Acquired during demerger	—	11.0
Acquisition of subsidiaries	0.1	0.4
Amounts written off	(3.2)	(4.0)
Foreign exchange differences	(1.1)	(0.1)

At 30 June	8.6	9.6

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
At 30 June, the ageing analysis of trade receivables by reference to due dates was as follows:
Not past due	75.2	76.5
Past due 0 - 30 days but not impaired	18.2	18.7
Past due 31 - 60 days but not impaired	9.7	8.7
Past due 61 - 90 days but not impaired	19.6	4.4
Past due 90 days but not impaired	3.0	22.7
Impaired	8.6	9.6

	134.3	140.6

        At 30 June 2015, trade receivables of US$50.5 million (2014: US$54.5 million) were past due but not impaired. These trade receivables comprise customers who have a good debt history and are considered fully recoverable.

        Other debtors primarily comprise GST/VAT recoverable and deposits recoverable from third parties.

        At 30 June 2015, other debtors of US$0.9 million (2014: US$2.0 million) were past due but not considered to be impaired. No specific collection issues have been identified with these receivables and therefore, no provision has been recognised. An ageing of these receivables was as follows:

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Not past due	27.3	10.4
Past due 90 days but not impaired	0.9	2.0

	28.2	12.4

        Refer to Note 29 for other financial instruments disclosures.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 15. INVENTORIES

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Raw materials and consumables	2.1	2.5

	2.1	2.5

NOTE 16. DERIVATIVE FINANCIAL INSTRUMENTS

Non-current assets
	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Forward foreign currency contracts—cash flow hedges	0.1	—

	0.1	—

	Non-current liabilities
	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Interest rate swaps—cash flow hedges	0.8	0.7

	0.8	0.7

        Refer to Note 29 for other financial instruments disclosures.

NOTE 17. OTHER ASSETS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Current
Prepayments	16.5	16.1

	16.5	16.1

Non-current
Prepayments	0.3	0.5

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 18. INVESTMENTS

A)    JOINT VENTURE

        As at 30 June 2014, Recall had an investment in the following unlisted jointly controlled entity, which was accounted for using the equity method. This investment was disposed during 2015 as part of the sale of the SDS business in Germany (refer to Note 4C).

		% interest held at reporting date
Name (and nature of business)	Place of incorporation	(Unaudited) June 2015	(Unaudited) June 2014
Recall Becker GmbH & Co. KG (Document management services)	Germany	—	50%

B)    MOVEMENT IN CARRYING AMOUNT OF INVESTMENT IN JOINT VENTURE

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
At 1 July	0.7	—
Acquired during demerger	—	0.6
Disposal of investment	(0.7)	—
Share of results after income tax (Note 18C)	0.1	0.2
Foreign exchange differences	(0.1)	(0.1)

At 30 June	—	0.7

C)    SHARE OF RESULTS OF JOINT VENTURE

Trading revenue	0.4	0.8
Expenses	(0.3)	(0.6)

Profit from ordinary activities before tax	0.1	0.2
Tax expense on ordinary activities	—	—

Profit for the year	0.1	0.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 19. PROPERTY, PLANT AND EQUIPMENT

	(Unaudited) Land and buildings	(Unaudited) Plant and equipment	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2013
Cost	15.3	124.2	139.5
Accumulated depreciation	(10.6)	(60.2)	(70.8)

Net carrying amount	4.7	64.0	68.7

Year ended 30 June 2014
Opening net carrying amount	4.7	64.0	68.7
Additions	4.0	24.4	28.4
Acquisition of subsidiaries	0.1	10.7	10.8
Acquired during demerger	118.4	231.9	350.3
Disposals	(0.1)	(0.5)	(0.6)
Write-off of assets	(0.5)	(0.9)	(1.4)
Transfers/reclassifications	5.4	(5.4)	—
Depreciation charge	(6.8)	(24.2)	(31.0)
Foreign exchange differences	1.9	5.2	7.1

Closing net carrying amount	127.1	305.2	432.3

At 30 June 2014
Cost	222.3	620.5	842.8
Accumulated depreciation	(95.2)	(315.3)	(410.5)

Net carrying amount	127.1	305.2	432.3

Year ended 30 June 2015
Opening net carrying amount	127.1	305.2	432.3
Additions	6.6	52.8	59.4
Acquisition of subsidiaries	1.1	7.6	8.7
Disposals	(1.1)	(0.1)	(1.2)
Disposals—sale of business	(4.8)	(3.0)	(7.8)
Write-off of assets	—	(6.4)	(6.4)
Transfers/reclassifications	(1.9)	1.9	—
Depreciation charge	(7.9)	(37.4)	(45.3)
Foreign exchange differences	(18.4)	(31.5)	(49.8)

Closing net carrying amount	100.7	289.1	389.8

At 30 June 2015
Cost	179.5	563.7	743.2
Accumulated depreciation	(78.8)	(274.6)	(353.4)

Net carrying amount	100.7	289.1	389.8

        The net carrying amounts above include: leasehold improvements US$26.3 million (2014: US$29.4 million); and capital work in progress US$5.3 million (2014: US$3.3 million).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 20. GOODWILL

A)    NET CARRYING AMOUNTS AND MOVEMENTS DURING THE YEAR

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
At 1 July
Gross and net carrying amount	651.0	125.8

Year ended 30 June
Opening net carrying amount	651.0	125.8
Acquisition of subsidiaries	99.3	34.7
Acquired during demerger	—	485.1
Disposal—sale of business	(3.6)	—
Foreign exchange differences	(69.5)	5.4

Closing net carrying amount	677.2	651.0

At 30 June
Gross carrying amount	677.2	651.0
Accumulated impairment	—	—

Net carrying amount	677.2	651.0

B)    SEGMENT-LEVEL SUMMARY OF NET CARRYING AMOUNT

        Goodwill acquired through business combinations is allocated to cash generating units (CGU), which are the smallest identifiable groupings of Recall's cash generating assets. A segment-level summary of the goodwill allocation is presented as follows:

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Americas	352.7	298.1
Europe	98.8	122.7
ANZ	127.3	124.2
Asia	98.4	106.0

Total goodwill	677.2	651.0

C)    RECOVERABLE AMOUNT TESTING

        The recoverable amount of goodwill is determined based on value in use calculations undertaken at the CGU level. The value in use is calculated using a discounted cash flow methodology covering a 5 year (2014: 10 year) period with an appropriate terminal value at the end of that period. Based on the impairment testing, the carrying amounts of goodwill in the CGUs related to continuing operations

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 20. GOODWILL (Continued)

at reporting date were fully supported. The key assumptions on which management has based its cash flow projections were as below:

(i)
Cash flow forecasts

        Cash flow forecasts are based on the most recent financial projections covering a maximum period of five years. Cash flows beyond that period are extrapolated using estimated growth rates. Financial projections are based on assumptions that represent management's best estimates.

(ii)
Growth rates

        Growth rates beyond the period covered in the financial projections are based on management's expectations for future performance and averaged 2.1% across all segments (2014: 2.0%).

(iii)
Terminal value

        The terminal value calculated after year 5 (2014: year 10) is determined using the stable growth model, having regard to the weighted average cost of capital and terminal growth factor appropriate to each CGU.

(iv)
Discount rates

        Discount rates used are the pre-tax weighted average cost of capital (WACC) and include a premium for market risks appropriate to each country in which the CGU operates. WACC rates for 2015 ranged between 7.2% and 20.5% (average rates: Americas 12.8%; Europe 9.0%; ANZ 10.8%; and Asia 9.4%). WACC rates for 2014 ranged between 8.4% and 19.9% (average rates: Americas 13.4%; Europe 8.9%; ANZ 12.7%; and Asia 11.4%).

Sensitivity

        Any reasonable change to the above key assumptions would not cause the carrying value of the CGU to materially exceed its recoverable amount.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 21. INTANGIBLE ASSETS

	(Unaudited) Software	(Unaudited) Other(1)	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2013
Gross carrying amount	7.4	74.6	82.0
Accumulated amortisation	(3.9)	(40.1)	(44.0)

Net carrying amount	3.5	34.5	38.0

Year ended 30 June 2014
Opening carrying amount	3.5	34.5	38.0
Additions	4.4	6.5	10.9
Acquisition of subsidiaries	—	10.1	10.1
Acquired during demerger	22.1	42.9	65.0
Amortisation charge	(6.8)	(9.3)	(16.1)
Write-off of assets	(2.0)	(1.3)	(3.3)
Foreign exchange differences	0.3	2.7	3.0

Closing carrying amount	21.5	86.1	107.6

At 30 June 2014
Gross carrying amount	88.0	214.9	302.9
Accumulated amortisation	(66.5)	(128.8)	(195.3)

Net carrying amount	21.5	86.1	107.6

Year ended 30 June 2015
Opening carrying amount	21.5	86.1	107.6
Additions	11.5	17.9	29.4
Acquisition of subsidiaries	0.1	33.9	34.0
Transfers/reclassifications	(0.2)	0.2	—
Amortisation charge	(8.7)	(15.7)	(24.4)
Write-off of assets	(0.1)	—	(0.1)
Foreign exchange differences	(0.8)	(10.9)	(11.7)

Closing carrying amount	23.3	111.5	134.8

At 30 June 2015
Gross carrying amount	93.2	222.0	315.2
Accumulated amortisation	(69.9)	(110.5)	(180.4)

Net carrying amount	23.3	111.5	134.8

(1)
Other intangible assets primarily comprise acquired customer relationships and lists; and deferred expenditure.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 22. TRADE AND OTHER PAYABLES

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Current
Trade payables	36.3	44.6
GST/VAT, refundable deposits and other payables	25.1	25.1
Accruals	74.4	69.6
Deferred income	30.0	35.2

	165.7	174.5

Non-current
Other liabilities	19.4	21.3

        Trade payables and other current payables are non-interest bearing and are generally settled on 30-90 day terms.

        Refer to Note 29 for other financial instruments disclosures.

NOTE 23. BORROWINGS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Current
Unsecured:
—bank overdraft(1)	15.9	—
—bank loans(2)	1.5	—
—finance lease liabilities	4.4	—

	21.8	—

Non-current
Unsecured:
—bank loans(2)	617.8	552.2
—finance lease liabilities	8.9	—

	626.7	552.2

Total borrowings	648.5	552.2

(1)
Recall maintains a multinational cash pool with a third-party bank. Overdraft balances incurred under this program have replaced intercompany loans and are presented within borrowings in the balance sheet.

(2)
Unsecured bank loans include revolving credit loans in various currencies priced off of London Interbank Offered Rate (LIBOR) and other equivalent base rates, drawn under a global multi-currency banking facility and is backed by a syndicate of banks. The total facility size as at June 30 2015 was US$1,050 million (2014: US$800 million).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 23. BORROWINGS (Continued)

  Recall entered into a new 364 day revolving credit facility for INR 240 million in 2015 of which US$1.5 million was outstanding as at June 30 2015.

  The amount shown above is net of US$6.1 million (2014: US$4.2 million) of capitalised borrowing costs.

        Refer to Note 29 for other financial instruments disclosures

A)    BORROWING FACILITIES AND CREDIT STANDBY ARRANGEMENTS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Total facilities:
—unsecured bank loans	1,053.8	800.0
—bank overdraft arrangements(1)	42.4	16.0

	1,096.2	816.0

Facilities used at reporting date:
—unsecured bank loans	625.4	556.4
—bank overdraft cash pool(3)	—	—

	625.4	556.4

Facilities available at reporting date:
—unsecured bank loans	428.4	243.6
—bank overdraft arrangements	42.4	16.0

	470.8	259.6

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 23. BORROWINGS (Continued)

B)    BORROWING FACILITIES MATURITY PROFILE

		US$M
Maturity	Type	(Unaudited) Total facilities	(Unaudited) Facilities used(2)	(Unaudited) Facilities available
2015
Less than 1 year(3)	Bank overdrafts, Bank overdrafts—cash pool, Unsecured bank loans	46.2	1.5	44.7
2 - 3 years	Unsecured bank loans	—	—	—
4 - 5 years(4)	Unsecured bank loans	1,050.0	623.9	426.1

		1,096.2	625.4	470.8

2014
Less than 1 year	Bank overdrafts	16.0	—	16.0
2 - 3 years	Unsecured bank loans	400.0	387.5	12.5
4 - 5 years	Unsecured bank loans	400.0	168.9	231.1

		816.0	556.4	259.6

(1)
In April 2015, Recall entered into a new US$25 million overdraft facility with Bank Mendes Gans N.V. to support the cash pool.

(2)
Facilities used represents the principal value of loan notes and borrowings debited against the relevant facilities to reflect the correct amount of funding headroom.

(3)
Cash pool overdrafts are collateralized by cash balances within the pool as opposed to a separate bank arrangement. Facilities does not include US$15.9 million of cash pool overdrafts.

(4)
As at 30 June 2015 and as at the date of these financial statements, in accordance with the Syndicated Facility Agreement (SFA), Recall has an unconditional right to defer settlement of $623.9 million of unsecured bank loans for at least 12 months after the balance sheet date and as a result have classified these as non-current borrowings. If all the necessary regulatory and shareholder approvals are obtained and Recall is subsequently acquired by Iron Mountain, the banks would have the option to cancel the SFA and require outstanding balances to be repaid no later than 90 days subsequent to the finalisation of the takeover. If these events occur, the bank loans currently classified as non-current would be re-classified to current borrowings.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 24. PROVISIONS

	(Unaudited) Employee entitlements(1)	(Unaudited) Other(2)	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2014
Current	9.4	16.9	26.3
Non-current	1.8	8.3	10.1

	11.2	25.2	36.4
Charge to income statement	1.5	15.4	16.9
Utilisation of provision	(2.2)	(3.8)	(6.0)
Acquisition of subsidiaries	0.2	0.3	0.5
Sale of business	—	—	—
Foreign exchange differences	(1.9)	(1.8)	(3.7)

At 30 June 2015	8.8	35.4	44.2

Current	7.7	24.5	32.2
Non-current	1.1	10.9	12.0

(1)
Employee entitlements provisions comprise US$3.2 million (2014: US$2.8 million) for long service leave and US$5.6 million (2014: US$8.4 million) for other employee-related obligations.

(2)
Other provisions mainly comprise US$5 million (2014: US$7.7 million) for decommissioning costs and other costs; and US$22.8 million (2014: US$15.3 million) for site consolidation programs (Facility Optimization 1 and 2).

NOTE 25. RETIREMENT BENEFIT OBLIGATIONS

        Recall operates a number of defined contribution plans for qualifying employees. The assets of these plans are held in separately administered trusts or insurance policies. In some countries, Recall's employees are members of state-managed retirement benefit plans. Recall is required to contribute a specified percentage of payroll costs to the retirement benefit plan to fund benefits. The only obligation of Recall with respect to defined contribution retirement benefit plans is to make the specified contributions.

        US$8.9 million (2014: US$7.1 million) representing contributions paid and payable to these plans by Recall at rates specified in the rules of the plans has been recognised as an expense in the income statement.

        Recall does not have any material defined benefit plans.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 26. CONTRIBUTED EQUITY

	(Unaudited) Shares (No.)	(Unaudited) US$M
Total ordinary shares, of no par value, issued and fully paid:
At 1 July 2013	73,000,002	71.4
Issued during the year	466,977,132	592.7
Return of capital during demerger	—	(118.4)
Effect of share split and consolidation	(227,140,686)	—

At 30 June 2014	312,836,448	545.7

At 1 July 2014	312,836,448	545.7
Issued during the year	838,263	3.0

At 30 June 2015	313,674,711	548.7

        Ordinary shares of Recall Holdings Limited entitle the holder to participate in dividends and the proceeds on any winding up of the Company in proportion to the number of shares held.

NOTE 27. SHARE-BASED PAYMENTS

        The Remuneration Report sets out details relating to Recall's Performance Share Plan (pages 41 to 42), together with details of performance share rights issued to the Chief Executive Officer and other Key Management Personnel (pages 45 to 46). Rights granted by Recall do not result in an entitlement to participate in share issues of any other entity.

        Set out below are summaries of performance share rights granted under the plan.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 27. SHARE-BASED PAYMENTS (Continued)

A)    GRANTS OVER RECALL HOLDINGS LIMITED SHARES

Grant date	Vesting date	Expiry date	(Unaudited) Balance at 1 July	(Unaudited) Granted during the year	(Unaudited) Exercised during the year	(Unaudited) Forfeited/ lapsed during the year	(Unaudited) Balance at 30 June
2015
10 Dec 2013	10 Dec 2014	10 Dec 2020	525,034	—	(525,034)	—	—
10 Dec 2013	10 Dec 2015	10 Dec 2020	525,034	—	—	—	525,034
22 Jan 2014	1 Jul 2014	22 Jan 2020	67,135	—	(67,135)	—	—
22 Jan 2014(1)	25 Sep 2014	22 Jan 2020	246,094	—	(207,737)	—	38,357
22 Jan 2014	1 Jul 2015	22 Jan 2020	67,135	—	—	—	67,135
22 Jan 2014	1 Jul 2016	22 Jan 2020	67,135	—	—	—	67,135
22 Jan 2014	26 Sep 2015	22 Jan 2020	351,957	—	—	—	351,957
22 Jan 2014(1)	26 Sep 2016	22 Jan 2020	386,138	—	—		386,138
22 Jan 2014	26 Sep 2016	22 Jan 2020	2,748,839	—	—	(69,548)	2,679,291
17 Nov 2015	26 Sep 2017	31 Dec 2020		1,116,847		(20,280)	1,096,567
25 Nov 2015	26 Sep 2017	31 Dec 2020		349,424		—	349,424
17 Nov 2015	26 Sep 2017	31 Dec 2020		222,439		(3,276)	219,163
10 Oct 2015	10 Oct 2016	10 Oct 2020		50,769		—	50,769
17 Nov 2015	26 Sep 2017	31 Dec 2020		372,279		(6,761)	365,518
25 Nov 2015	26 Sep 2017	31 Dec 2020		116,475		—	116,475
17 Nov 2015	26 Sep 2017	31 Dec 2020		400,596		(6,472)	394,124
25 Nov 2015	26 Sep 2017	31 Dec 2020		174,712		—	174,712
25 Nov 2015	26 Sep 2017	31 Dec 2020		58,238		—	58,238
17 Nov 2015	26 Sep 2017	31 Dec 2020		133,530		(2,157)	131,373

Total rights			4,984,501	2,995,309	(799,906)	(108,494)	7,071,410

2014 (summarised comparative)
Total rights			—	5,590,171	(525,035)	(80,635)	4,984,501

(1)
Transitional awards made in lieu of Brambles LTI awards that lapsed and 2013 Brambles LTI grants not made, due to the Demerger.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 27. SHARE-BASED PAYMENTS (Continued)

        Of the above grants, 38,357 rights were exercisable at 30 June 2015. There were 67,135 exercises, no forfeits and no additional grants in performance share rights between the end of the financial year and 14 August 2015.

		(Unaudited) 2015 Grants	(Unaudited) 2014 Grants
Weighted average data:
—fair value at grant date of grants made during the year	A$	5.30	3.35
—share price at exercise date of grants exercised during the year	A$	5.94	4.49
—remaining contractual life at 30 June	years	5.03	5.75

        The fair value of equity-settled performance share rights was determined as at grant date, using a binomial valuation methodology. The values calculated do not take into account the probability of rights being forfeited prior to vesting, as a probability adjustment is made when computing the share-based payment expense.

B)    FAIR VALUE

        The significant inputs into the valuation models for the equity-settled grants made during 2015 were:

	(Unaudited) 2015 Grants	(Unaudited) 2014 Grants
Weighted average share price	A$6.43	A$4.30
Expected volatility	25%	25%
Expected life	2.8 - 2.9 years	0.4 - 2.7 years
Annual risk-free interest rate	2.50 - 2.57%	2.39 - 2.91%
Expected dividend yield	3.20%	3.40%

        The expected volatility was determined based on a two-year historic volatility of eight other listed companies.

        The significant inputs into the valuation models for the equity-settled grants made during 2014 were:

	(Unaudited) Dec 2013 Grants	(Unaudited) Jan 2014 Grants
Weighted average share price	A$4.39	A$4.30
Expected volatility	25%	25%
Expected life	0 - 2 years	0.4 - 2.7 years
Annual risk-free interest rate	2.4 - 2.76%	2.39 - 2.91%
Expected dividend yield	3.40%	3.40%

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 27. SHARE-BASED PAYMENTS (Continued)

        The expected volatility was determined based on a two-year historic volatility of Brambles and six other listed companies.

C)    SHARE-BASED PAYMENT EXPENSE

        Recall recognised a total expense of US$9.1 million (2014: US$2.6 million) relating to share-based payments.

NOTE 28. RESERVES AND RETAINED EARNINGS

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Reserves	(245.7)	(171.2)
Retained earnings	246.1	224.9

	0.4	53.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

A)    MOVEMENTS IN RESERVES AND RETAINED EARNINGS

	Reserves
	(Unaudited) Hedging	(Unaudited) Share-based payments	(Unaudited) Foreign currency translation	(Unaudited) Common control	(Unaudited) Total	(Unaudited) Retained earnings
	US$M	US$M	US$M	US$M	US$M	US$M
Year ended 30 June 2014
Opening balance	—	2.5	(6.4)	(32.5)	(36.4)	206.7
Recognised in relation to demerger (Note 4A)	—	—	—	(147.0)	(147.0)	—
Foreign exchange differences	—	—	11.7	—	11.7	—
Cash flow hedges:
—fair value losses	(0.7)	—	—	—	(0.7)	—
—tax on fair value losses	0.2	—	—	—	0.2	—
Share-based payments:
—expense recognised during the period	—	2.6	—	—	2.6	—
—shares issued	—	(2.1)	—	—	(2.1)	—
—equity component of related tax	—	0.5	—	—	0.5	—
Dividends paid	—	—	—	—	—	(23.8)
Net profit for the year	—	—	—	—	—	42.0

Closing balance	(0.5)	3.5	5.3	(179.5)	(171.2)	224.9

Year ended 30 June 2015
Opening balance	(0.5)	3.5	5.3	(179.5)	(171.2)	224.9
Recognised in relation to sale of business	—	—	—	—	—	—
Foreign exchange differences	—	—	(82.4)	—	(82.4)	—
Cash flow hedges:
—fair value losses	0.1	—	—	—	0.1	—
—tax on fair value losses		—	—		—	—
Share-based payments:						—
—expense recognised during the period	—	9.1	—	—	9.1	—
—shares issued	—	(3.0)	—	—	(3.0)	—
—equity component of related tax	—	1.7	—	—	1.7	—
Dividends paid	—	—	—	—	—	(43.8)
Net profit for the year	—	—	—	—	—	65.0

Closing balance	(0.4)	11.3	(77.1)	(179.5)	(245.7)	246.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

B)    NATURE AND PURPOSE OF RESERVES

Hedging reserve

        This comprises the cumulative portion of the gain or loss of cash flow hedges that are determined to be effective hedges. Amounts are recognised in the income statement when the associated hedged transaction is recognised or the hedge or a portion thereof becomes ineffective.

Share-based payments reserve

        This comprises the cumulative share-based payments expense recognised in the income statement in relation to equity-settled options and share rights issued but not yet exercised. Refer to Note 27 for further details.

Foreign currency translation reserve

        This comprises cumulative exchange differences arising from the translation of the financial statements of the Company and its subsidiaries (net of qualifying net investment hedge) from their functional currency to the presentation currency i.e. US dollars. When a subsidiary or an operation is disposed, the accumulated balance in the reserve relating to the subsidiary or the operation is recognised in the income statement.

Common control reserve

        Business combinations involving entities or businesses under common control are outside the scope of AASB 3: Business Combinations. A number of common control transactions took place in 2012 or as part of the demerger in 2014 and have been accounted for using predecessor accounting, without recognition of additional goodwill. The common control reserve represents the excess of the consideration paid in those common control transactions over the carrying value of the net assets acquired.

NOTE 29. FINANCIAL RISK MANAGEMENT

        Recall is exposed to a variety of financial risks: market risk (including the effect of fluctuations in interest rates and exchange rates), liquidity risk and credit risk.

        Recall's overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

        To the extent Recall is not able to manage these risks organically; the Company uses standard derivative financial instruments to manage its risk exposure in the normal course of business. Recall does not trade in financial instruments for speculative purposes. Hedging activities are conducted through Recall's Treasury department on a centralised basis in accordance with Board policies and guidelines through standard operating procedures and delegated authorities.

        Policies with respect to financial risk management and hedging activities are discussed below and should be read in conjunction with detailed information contained in the Operational & Financial Review.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

A)    FAIR VALUES

        Set out below is a comparison by category of the carrying amounts and fair values of financial instruments recognised in the balance sheet. With the exception of hedging instruments, all financial assets and financial liabilities are classified as loans and receivables.

	Carrying amount		Fair value
	(Unaudited) 2015	(Unaudited) 2014	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
Financial assets
—cash at bank and in hand (Note 13)	88.5	72.1	88.5	72.1
—trade receivables (Note 14)	125.7	131.0	125.7	131.0
—forward foreign currency contracts (Note 16)	0.1	—	0.1	—
Financial liabilities
—trade payables (Note 22)	36.3	44.6	36.3	44.6
—bank overdrafts (Note 23)	15.9	—	15.9	—
—bank loans (Note 23)	619.3	552.2	619.3	552.2
—finance lease liabilities (Note 23)	13.3	—	13.3	—
—interest rate swaps (Note 16)	0.8	0.7	0.8	0.7

        Recall uses the following methods in estimating the fair values of financial instruments:

  •
  Level 1—the fair value is calculated using quoted prices in active markets;

  •
  Level 2—the fair value is estimated using inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); or

  •
  Level 3—the fair value is estimated using inputs for the asset or liability that are not observable market data.

        The table below sets out the fair values and methods used to estimate the fair value of derivatives designated as hedging instruments.

	2015				2014
	(Unaudited) Level 1	(Unaudited) Level 2	(Unaudited) Level 3	(Unaudited) Total	(Unaudited) Level 1	(Unaudited) Level 2	(Unaudited) Level 3	(Unaudited) Total
	US$M	US$M	US$M	US$M	US$M	US$M	US$M	US$M
Derivative financial assets
—forward foreign currency contracts	—	0.1	—	0.1	—	—	—	—
Derivative financial liabilities
—interest rate swaps and FX contracts	—	0.8	—	0.8	—	0.7	—	0.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

        The fair values of derivatives designated as hedging instruments are determined using valuation techniques that are based on observable market data. Fair value for other financial assets and liabilities has been calculated by discounting future cash flows at prevailing interest rates for the relevant yield curve.

B)    MARKET RISK

        Recall has the following risk policies in place with respect to market risk.

Interest rate risk

        Recall's exposure to potential volatility in finance costs, predominantly US dollars, Australian dollars, Sterling and Euros, is managed by maintaining a mix of fixed and floating-rate instruments within select target bands over defined periods. In most cases, interest rate derivatives are used to achieve these targets synthetically.

        The following table sets out the financial instruments exposed to interest rate risk at reporting date:

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Financial assets (floating rate)
Cash at bank	88.5	72.1

Weighted average effective interest rate	0.7%	0.7%

Financial liabilities (floating rate)
Bank overdrafts	15.9	—
Bank loans	619.3	552.2
Interest rate swaps (notional value)—cash flow hedges	(200.0)	(200.0)
Interest rate swaps (notional value)—fair value hedges	—	—

Net exposure to cash flow interest rate risk	435.2	352.2

Weighted average effective interest rate	2.5%	3.1%

Financial liabilities (fixed rate)
Finance lease liabilities	13.3	—
Interest rate swaps (notional value)—cash flow hedges(1)	200.0	200.0

Net exposure to fair value interest rate risk	213.3	200.0

Weighted average effective interest rate	1.0%	0.9%

(1)
Interest rate swaps fix the floating rate component of bank loans. Bank loan interest also includes a margin, which was 1.7% for 2014 and 2015.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Interest rate swap—cash flow hedge

        In 2014, Recall entered into an interest rate swap transaction with various banks swapping US$200.0 million of the floating rate bank loans with fixed rate. The fair value of this contract at the reporting date was US$(0.7) million.

        The terms of the swap match the terms of the fixed rate bank loans for the amounts and durations being hedged. Since inception, the interest rate swap has been an effective hedging instrument.

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to interest rate risk applying the following assumptions. Impact on profit after tax and equity assumes a parallel shift in the interest rates by the number of basis points included in the table below.

Interest rate risk
	2015		2014
	lower rates	higher rates	lower rates	higher rates
US dollar interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Australian dollar interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Sterling interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Euro interest rates	–50 bps	+100 bps	–50 bps	+100 bps

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax(1)	1.2	(2.5)	1.2	(2.3)
Impact on equity	(1.5)	2.9	(1.3)	2.6

(1)
Assumes tax at standard Australian rate of 30%

Foreign exchange risk

        Exposure to foreign exchange risk arises from the global nature of Recall's business and its capital structure. It is also inherent in the financial instruments that are denominated in a currency other than the functional currency in which they are measured. For the purposes of AASB 7 Financial Instruments: Disclosures, currency risk does not arise from financial instruments that are non-monetary items or from financial instruments denominated in the functional currency and accordingly, these items are not included in the currency profile table below.

        Recall currently does not have any hedging instruments pertaining to its consolidated foreign exchange exposure. As of 30 June 2015, Recall entered into 3 separate forward contracts to hedge its exposure to intercompany loans denominated in Thai Baht and Brazil Real. The fair value of these contracts at the reporting date is not material.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Currency profile

        The following table sets out the currency mix profile of Recall's financial instruments at reporting date:

	(Unaudited) US dollar	(Unaudited) Sterling	(Unaudited) Total
	US$M	US$M	US$M
2015
Financial assets
—trade receivables	0.8	—	0.8
—cash at bank and in hand	—	3.6	3.6

	0.8	3.6	4.4

Financial liabilities
—trade payables	0.5	0.1	0.6
—finance lease liabilities	1.3	—	1.3

	1.8	0.1	1.9

	(Unaudited) US dollar	(Unaudited) Sterling	(Unaudited) Total
	US$M	US$M	US$M
2014
Financial assets
—trade receivables	0.5	—	0.5
—cash at bank and in hand	0.4	—	0.4

	0.9	—	0.9

Financial liabilities
—trade payables	0.7	—	0.7
—bank loans	—	15.3	15.3

	0.7	15.3	16.0

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to foreign exchange risk. For the purposes of disclosing this analysis, exposure relating to the translation of the financial statements of the controlled entities into the presentation currency is not considered. The analysis also assumes that all other variables are held constant.

	Foreign exchange risk
	2015		2014
	lower rates	higher rates	lower rates	higher rates
Exchange rate movement	–10%	+10%	–10%	+10%

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax(1)	0.2	(0.2)	1.0	(1.0)

(1)
Assumes tax at standard Australian rate of 30%

C)    LIQUIDITY RISK

        Recall's objective is to provide adequate liquidity to support the financial needs of its ongoing operations as well as investments in growth and productivity. Recall funds its operations and investing activities through operating cash flows, cash on hand and a revolving credit facility.

        Existing bank credit facilities are structured on a committed multi-currency revolving basis and, at the balance sheet date, had maturities ranging out to 2019 (2014: ranging out to 2018). Borrowings under the bank credit facilities are floating-rate, unsecured obligations with covenants and terms typical for a multi-national borrower. Recall also has access to further funding through uncommitted and standby lines of credit for daily liquidity. Refer to Note 23 for borrowing facility disclosures.

Maturities of derivative financial assets and liabilities

        The maturity of Recall's contractual cash flows on net and gross settled derivative financial instruments, based on the remaining period to contractual maturity date, is presented below. Cash flows on interest rate swaps are valued based on forward interest rates applicable at reporting date.

	(Unaudited) Year 1	(Unaudited) Year 2	(Unaudited) Year 3	(Unaudited) Year 4	(Unaudited) Year 5	(Unaudited) Total contractual cash flows	(Unaudited) Carrying amount assets/ (liabilities)
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2015
Net settled
Interest rate swaps
—cash flow hedges	—	(0.7)	—	—	—	(0.7)	(0.7)

	—	(0.7)	—	—	—	(0.7)	(0.7)

2014
Net settled
Interest rate swaps
—cash flow hedges	—	—	(0.7)	—	—	(0.7)	(0.7)

	—	—	(0.7)	—	—	(0.7)	(0.7)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Maturities of non-derivative financial liabilities

        The maturity of Recall's contractual cash flows on non-derivative financial liabilities, based on the remaining period to contractual maturity date, for principal and interest, is presented below. Refer to Note 23B for borrowing facilities maturity profile.

	(Unaudited) Year 1	(Unaudited) Year 2	(Unaudited) Year 3	(Unaudited) Year 4	(Unaudited) Year 5	(Unaudited) Total contractual cash flows	(Unaudited) Carrying amount
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2015
Non-derivative financial liabilities
Trade payables	36.3	—	—	—	—	36.3	36.3
Bank overdrafts	15.9	—	—	—	—	15.9	15.9
Bank loans	16.2	14.7	14.7	14.7	624.2	684.5	619.3
Finance lease liabilities	4.4	3.7	2.9	1.7	0.6	13.3	13.3

	72.8	18.4	17.6	16.4	624.8	750.0	684.8

2014
Non-derivative financial liabilities
Trade payables	44.6	—	—	—	—	44.6	44.6
Bank loans	18.5	18.5	399.5	5.6	171.7	613.8	552.2

	63.1	18.5	399.5	5.6	171.7	658.4	596.8

D)    CREDIT RISK EXPOSURE

        Recall is exposed to credit risk on its financial assets, which comprise cash and cash equivalents, trade and other receivables and derivative financial instruments. The exposure to credit risks arises from the potential failure of counterparties to meet their obligations. The maximum exposure to credit risk at the reporting date is the carrying amount of the financial instruments as set out in Note 29A. There is no significant concentration of credit risk.

        Recall trades only with recognised, creditworthy third parties. Collateral is generally not obtained from customers.

        Customers are subject to credit verification procedures including an assessment of their independent credit rating, financial position, past experience and industry reputation. Credit limits are set for individual customers and approved by credit managers in accordance with an approved authority matrix. These credit limits are regularly monitored and revised based on historic turnover activity and credit performance. In addition, overdue receivable balances are monitored and actioned on a regular basis.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

E)    CAPITAL RISK MANAGEMENT

        Recall's capital is structured to support long-term strategic plans to drive shareholder value creation through investments in growth and productivity while maintaining a prudent level of financial leverage. It is based on a targeted return to shareholders within a range of debt outstanding, as measured primarily by the ratio of net debt to EBITDA. In determining its capital structure, Recall considers the robustness of future cash flows, potential funding requirements for growth opportunities and acquisitions, the cost of capital and ease of access to funding sources.

        Initiatives available to Recall to achieve its desired capital structure include adjusting the amount of dividends paid to shareholders, returning capital to shareholders, buying-back share capital, issuing new shares, selling assets to reduce debt and varying the maturity profile of its borrowings.

        Recall's capital comprises the following:

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Total borrowings	648.5	552.2
Less: cash and cash equivalents	(88.5)	(72.1)

Net debt	560.0	480.1
Total equity	549.2	599.4

Total capital	1,109.2	1,079.5

        Under the terms of its bank loan facility established in 2014, Recall is required to comply with the following financial covenants:

  •
  the ratio of net debt to pro-forma EBITDA must be less than 3.5 to 1; and

  •
  the ratio of pro-forma EBITDA to pro-forma net financing costs must be not less than 3.5 to 1.

        Additional requirements include the coverage of EBITDA and assets by certain guarantor subsidiaries.

        Recall has complied with these financial covenants.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 30. CASH FLOW STATEMENT—ADDITIONAL INFORMATION

A)    RECONCILIATION OF CASH

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
For the purpose of the cash flow statement, cash comprises:
Cash at bank and in hand (Note 13)	88.5	72.1

	88.5	72.1
Bank overdraft (Note 23)	(15.9)	—

Cash and deposits, net of overdrafts	72.6	72.1

B)    RECONCILIATION OF PROFIT AFTER TAX TO NET CASH FLOWS FROM OPERATING ACTIVITIES

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Profit after tax	65.0	42.0
Adjustments for:
—depreciation and amortisation	69.8	47.1
—tax expense	20.1	20.3
—net finance costs	21.6	12.3
—net loss on disposal of property, plant and equipment	0.1	0.2
—write-off of assets	5.2	8.1
—equity-settled share-based payments	9.1	2.6
—gain on sale of business	(2.1)	—
Movements in operating assets and liabilities, net of acquisitions and disposals:
—change in trade and other receivables	(7.1)	(22.0)
—change in prepayments	(9.2)	3.5
—change in inventories	0.1	(0.4)
—change in trade and other payables	1.4	21.0
—change in deferred taxes and tax payable	(0.1)	(2.7)
—change in provisions	5.0	19.1

Cash generated from operations	178.9	151.1
Interest and other finance costs paid	(22.5)	(15.1)
Interest received	0.5	0.5
Taxes paid, net of refunds	(29.6)	(22.7)

Net cash inflow from operating activities	127.3	113.8

C)    NON-CASH FINANCING OR INVESTING ACTIVITIES

        There were no financing or investing transactions during 2015 and 2014 which have had a material effect on the assets and liabilities of Recall that did not involve cash flows.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 31. COMMITMENTS

A)    CAPITAL EXPENDITURE COMMITMENTS

        Capital expenditure contracted for but not recognised as liabilities at reporting date were as follows:

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Within one year	9.9	10.3
Between one and five years	1.3	1.1

	11.2	11.4

        These commitments principally relate to property, plant and equipment.

B)    OPERATING LEASE COMMITMENTS

        Recall has entered into operating lease agreements for offices, operational locations and plant and equipment. The leases have varying terms, escalation clauses and renewal rights. Escalation clauses are rare and any impact is considered immaterial.

        The future minimum lease payments under such non-cancellable operating leases are as follows:

	Occupancy		Plant
	(Unaudited) 2015	(Unaudited) 2014	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
Within one year	96.7	106.7	8.3	15.5
Between one and five years	260.4	303.4	10.0	20.4
After five years	159.1	175.0	—	0.5

Minimum lease payments	516.2	585.1	18.3	36.4

        During the year, operating lease expense of US$112.7 million (2014: US$80.0 million) was recognised in the income statement.

C)    FINANCE LEASE COMMITMENTS

        There were no material finance lease commitments at 30 June 2015 and 30 June 2014.

NOTE 32. CONTINGENCIES

a)
Certain Recall entities have contingent unsecured liabilities in respect of guarantees and stand by letters of credit relating to performance under contracts entered into totalling US$39.8 million (2014: US$45.0 million).

b)
Environmental contingent liabilities

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 32. CONTINGENCIES (Continued)

  Recall's activities have included the treatment and disposal of hazardous and non-hazardous waste. In addition, other activities of Recall entail using, handling and storing materials which are capable of causing environmental impairment.

  As a consequence of the nature of these activities, Recall has incurred and may continue to incur environmental costs and liabilities associated with site and facility operation, closure, remediation, aftercare, monitoring and licensing. Provisions have been made in respect of estimated environmental liabilities at all sites and facilities where obligations are known to exist and can be reliably measured.

  However, additional liabilities may emerge due to a number of factors including changes in the numerous laws and regulations which govern environmental protection, liability, land use, planning and other matters in each jurisdiction in which Recall operates or has operated. These extensive laws and regulations are continually evolving in response to technological advances, scientific developments and other factors. Recall cannot predict the extent to which it may be affected in the future by any such changes in legislation or regulation.

c)
In the ordinary course of business, Recall becomes involved in litigation. Provision has been made for known obligations where the existence of the liability is probable and can be reasonably quantified. As the outcomes of these matters remain uncertain, contingent liabilities exist for possible amounts eventually payable that are in excess of the amounts provided.

d)
In June 2012, a third party facility leased by Recall suffered significant structural damage resulting in Recall having to relocate operations to a new facility. Consequently, Recall has and will continue to incur costs associated with the incident. Following this incident, a provision, net of insurance proceeds received, has been made in respect of Recall's obligations that are known to exist and can be reliably measured. The provision is Recall's current best estimate of the costs it will incur arising from this matter. There are, however, a number of aspects relating to this matter, including potential insurance coverage issues arising from litigation or demands by third parties, which have not been finalised and a number of parties are involved in their resolution. At the date of this report, it is not possible to determine when all of these aspects will be finalised.

e)
Recall Holdings Limited and certain of its Australian subsidiaries are parties to a deed of cross guarantee (the Deed) which provides relief to those subsidiaries from the Corporations Act 2001 requirements for preparation, audit and lodgement of financial reports (refer to Note 38). The effect of the Deed is that the Company guarantees to each creditor payment in full of any debt in the event of winding up of any of the subsidiaries under certain provisions of the Corporations Act 2001. If a winding up occurs under other provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event the Company is wound up.

  None of the subsidiaries which are a party to the Deed are in the process of being wound up as at the date of authorisation of this financial report.

f)
In January 2002, a fire destroyed Recall's Information Centre in Roye, France. A number of customer claims resulted from the fire and were resolved, along with litigation with Recall's insurers which is ongoing. Local authorities have been conducting an investigation for several years

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 32. CONTINGENCIES (Continued)

  into the cause and Recall's responsibility, if any. At the date of this report, it is not possible to determine when the remaining aspects will be resolved.

g)
On 31 January 2015, an information centre in Brooklyn, New York that Recall acquired as part of the 2014 CitiStorage acquisition suffered significant fire damage and was a total loss. Recall is cooperating with the local NY fire authorities to determine the cause. Approximately 1200 customers were impacted by the loss, with numerous customers and third parties advising Recall or our insurers of claims or potential claims. Recall is managing these claims but expects to be named in litigation arising from the fire (and may bring its own claim against the City of New York for the actions of the responding fire brigade which may have contributed to the loss). At this time, it is not possible to determine when all these matters will be resolved. However, Recall expects its applicable insurance policies to cover all material damages, claims and settlements.

NOTE 33. AUDITOR'S REMUNERATION

	(Unaudited) 2015	(Unaudited) 2014
	US$'000	US$'000
Amounts received or due and receivable by PwC (Australia) for:
Audit services in Australia:
—audit and review of financial reports	523	538
—other assurance services	49	29

	572	567

Total remuneration of PwC (Australia)	572	567

Amounts received or due and receivable by related practices of PwC (Australia) for:
Audit services outside Australia:
—audit and review of financial reports	718	794
—other assurance services	46	67

	764	861

Other services:
—tax advisory services	6	5

	6	5

Total remuneration of related practices of PwC (Australia)	770	866

Total auditor's remuneration	1,342	1,433

        From time to time, Recall employs PwC on assignments additional to their statutory audit duties where PwC, through their detailed knowledge of the Group, are best placed to perform the services from an efficiency, effectiveness and cost perspective. The performance of such non-audit related services is always balanced with the fundamental objective of ensuring PwC's objectivity and independence as auditors. To ensure this balance, Recall's Charter of Audit Independence requires that

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 33. AUDITOR'S REMUNERATION (Continued)

the Audit Committee approve any management recommendation that PwC undertake non-audit work (with approval being delegated to the Chief Financial Officer within specified monetary limits).

NOTE 34. KEY MANAGEMENT PERSONNEL

A)    KEY MANAGEMENT PERSONNEL COMPENSATION

	(Unaudited) 2015	(Unaudited) 2014
	US$'000	US$'000
Short term employee benefits	5,613	4,577
Post employment benefits	332	329
Other benefits	21	874
Share-based payment expense	4,281	3,374

	10,247	9,154

B)    OTHER TRANSACTIONS WITH KEY MANAGEMENT PERSONNEL

        Other transactions with key management personnel are set out in Note 35C.

        Further remuneration disclosures are set out in the Remuneration Report on pages 33 to 53 of the Annual Report.

NOTE 35. RELATED PARTY INFORMATION

A)    RECALL

        Recall comprises Recall Holdings Limited and the entities controlled during the year (refer to Note 35D for details).

        Borrowings under the syndicated credit facility are undertaken by a limited number of Recall subsidiaries. Funding of other subsidiaries is by way of inter-company loans, all of which are documented and carry arms-length interest rates applicable to the currency and terms of the loans.

        Dividends are declared within the Group only as required for funding or other commercial reasons.

        Brambles had cost sharing agreements in place to ensure that relevant costs are taken up by the entities receiving the benefits. Similarly, the Company also has cost sharing agreements in place with Recall businesses to ensure that relevant costs are taken up by the entities receiving the benefits. The costs charged by Brambles and Recall HQ to Recall under these cost sharing arrangements (in case of Recall HQ, until the date of demerger) were US$ nil (2014: US$5.6 million). Subsequent to the demerger, Recall continues to provide DMS and other services to Brambles on arms-length basis.

        Other than the transactions referred to above with Brambles and Recall HQ, all amounts receivable and payable by entities within Recall and any interest thereon are eliminated on consolidation.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 35. RELATED PARTY INFORMATION (Continued)

B)    JOINT VENTURES

        Recall's share of the net results of joint ventures is disclosed in Note 18.

C)    OTHER TRANSACTIONS

        Other transactions entered into during the year with Directors of Recall Holdings Limited; with Director-related entities; with key management personnel (KMP, as set out in the Directors' Report); or with KMP-related entities were on terms and conditions no more favourable than those available to other employees, customers or suppliers and include transactions in respect of the employee option plans, contracts of employment and reimbursement of expenses. Any other transactions were trivial or domestic in nature.

D)    MATERIAL SUBSIDIARIES

        The principal subsidiaries of Recall Holdings Limited are as below:

		% interest held at reporting date
Name	Place of incorporation	(Unaudited) 2015	(Unaudited) 2014
Recall Information Management Pty Limited	Australia	100	100
(previously Ausdoc Information Management Pty Limited)
Recall New Zealand Limited	New Zealand	100	100
Mobilshred Inc.	Canada	100	100
Recall Secure Destruction Services Inc.	USA	100	100
Recall Total Information Management Inc.	USA	100	100
Recall do Brasil Ltda	Brazil	100	100
Recall Limited	UK	100	100
Recall France SA	France	100	100
Recall Total Information Management Pte Ltd	Singapore	100	100
(previously Cisco Recall Total Information Management Pte Ltd)
Recall Information Management SA	Spain	100	100
Recall Sweden AB	Sweden	100	100
CitiStorage LLC	USA	100	100
Business Records Management LLC (acquired in December 2014)	USA	100	—

        In addition to the above, there are a number of dormant or non-material subsidiaries within Recall.

        Investments in subsidiaries are primarily by means of ordinary or common shares. All material subsidiaries prepare accounts with a 30 June balance sheet date.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 35. RELATED PARTY INFORMATION (Continued)

E)    DIRECTORS' INDEMNITIES

        Section 20 of the Company's Constitution provides that, to the extent permitted by law, the Company may indemnify any current or former director or Secretary or officer or senior manager of the Company or a subsidiary out of the property of the Company against:

  (a)
  any liability incurred by the person in that capacity (except a liability for legal costs);

  (b)
  legal costs incurred in defending or resisting (or otherwise in connection with) proceedings, whether civil or criminal or of an administrative or investigatory nature, in which the person becomes involved because of that capacity; and

  (c)
  legal costs incurred in good faith in obtaining legal advice on issues relevant to the performance of their functions and discharge of their duties as an officer of the Company or a subsidiary, if that expenditure has been approved in accordance with the Company's policy, except to the extent that:

  (d)
  the Company is forbidden by law to indemnify the person against the liability or legal costs; or

  (e)
  an indemnity by the Company of the person against the liability or legal costs, if given, would be made void by law.

        Each Director has entered a Deed of Indemnity, Insurance and Access under which the Company indemnifies each Director on a full indemnity basis and to the extent permitted by law, against all losses or liabilities (including all reasonable legal costs) incurred by the Director as an officer of the Company or a related body corporate, including for disclosures made in the Demerger Scheme Book.

        The Company has paid a premium in respect of an insurance policy that covers Directors and officers of Recall against liabilities arising out of the conduct of the business of Recall. The insurance premium paid has not been disclosed due to the confidentiality undertakings in the insurance policy.

NOTE 36. EVENTS AFTER BALANCE SHEET DATE

        Other than those outlined in the Directors' Report or elsewhere in these financial statements, there have been no other events that have occurred subsequent to 30 June 2015 and up to the date of this report that have had a material impact on Recall's financial performance or position.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 37. PARENT ENTITY FINANCIAL INFORMATION

A)    SUMMARISED FINANCIAL INFORMATION

	Parent entity
	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Profit for the year	35.2	26.5
Other comprehensive (loss)/income for the year	(104.7)	6.2

Total comprehensive (loss)/income	(69.5)	32.7

Current assets	5.4	3.0
Non-current assets	622.2	761.7

Total assets	627.6	764.7
Current liabilities	149.8	175.5
Non-current liabilities	—	1.1

Total liabilities	149.8	176.6

Net assets	477.8	588.1

Contributed equity	548.7	545.7
Foreign currency translation reserve	(105.8)	(1.1)
Retained earnings	34.9	43.5

Total equity	477.8	588.1

B)    GUARANTEES AND CONTINGENT LIABILITIES

        During 2014, the parent entity (Recall Holdings Limited) entered into a Deed of Cross Guarantee with the effect that the Company guarantees debts in respect of certain subsidiaries. Further details are disclosed in Note 38.

        Other than the above, the parent entity did not have any material guarantees and contingent liabilities at 30 June 2015 or 30 June 2014.

C)    CONTRACTUAL COMMITMENTS

        The parent entity did not have any contractual commitments for the acquisition of property, plant and equipment at 30 June 2015 or 30 June 2014.

NOTE 38. DEED OF CROSS GUARANTEE

        Pursuant to ASIC Class Order 98/1418 (as amended) dated 13 August 1998, the wholly-owned subsidiaries of the Company (as listed below) are relieved from the Act requirements for preparation, audit and lodgement of financial reports, and Directors' reports.

        It is a condition of the Class Order that the Company and each of the subsidiaries enter into a deed of cross guarantee (the Deed). The Deed was entered into on 6 May 2014. The effect of the Deed is that the Company guarantees to each creditor payment in full of any debt in the event of

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

winding up of any of the subsidiaries under certain provisions of the Act. If a winding up occurs under the provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event that the Company is wound up.

        The subsidiaries subject to the Deed are:

  •
  Recall Holdings Limited;

  •
  Ausdoc Holdings Pty Limited;

  •
  Ausdoc Group Pty Limited;

  •
  Recall Overseas Holdings Pty Limited;

  •
  Recall Information Management Pty Limited;

  •
  Data Security Services Pty Limited;

  •
  Kestrel Information Management Pty Limited;

  •
  Recall International Pty Limited; and

  •
  Recall Technology Pty Limited.

        A consolidated income statement, consolidated statement of comprehensive income and consolidated balance sheet of the Company and its wholly-owned subsidiaries which are party to the Deed (the Deed Group), after eliminating all transactions between parties to the Deed for the year ended 30 June 2015 and 30 June 2014 are set out below. For the year ended 30 June 2014, notwithstanding the Deed being entered into on 6 May 2014, the consolidated income statement of the Deed Group is presented for the period for which the wholly-owned subsidiaries were owned by the Company in 2014 to align with Recall's consolidated statutory results.

A)    INCOME STATEMENT OF THE DEED GROUP

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Sales revenue	158.4	177.1
Operating expenses	(143.9)	(139.2)

Operating profit	14.5	37.9

Finance revenue	36.1	24.4
Finance costs	(6.3)	(3.7)

Net finance costs	29.8	20.7

Profit before tax	44.3	58.6
Tax expense	(7.4)	(12.4)

Profit after tax attributable to the members of the Company	36.9	46.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

B)    STATEMENT OF COMPREHENSIVE INCOME OF THE DEED GROUP

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Profit for the year	36.9	46.2
Other comprehensive income/(loss):
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	(119.1)	5.1

Other comprehensive (loss)/income for the year	(119.1)	5.1

Total comprehensive (loss)/income for the year	(82.2)	51.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

C)    BALANCE SHEET OF THE DEED GROUP

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
ASSETS
Current assets
Cash and cash equivalents	8.8	7.2
Trade and other receivables	23.1	64.1
Inventories	0.3	0.4
Other assets	1.0	1.2

Total current assets	33.2	72.9

Non-current assets
Investments	541.2	655.2
Property, plant and equipment	42.8	53.7
Goodwill	119.1	119.5
Intangible assets	33.4	37.0
Deferred tax asset	4.9	—

Total non-current assets	741.4	865.4

Total assets	774.6	938.3

LIABILITIES
Current liabilities
Trade and other payables	100.5	151.2
Borrowings	13.0
Tax payable	—	3.4
Provisions	11.8	4.7

Total current liabilities	125.3	159.3

Non-current liabilities
Provisions	6.0	5.1
Deferred tax liabilities	—	8.6
Other liabilities	5.9	8.3

Total non-current liabilities	11.9	22.0

Total liabilities	137.2	181.3

Net assets	637.4	757.0

EQUITY
Contributed equity	548.7	545.7
Reserves	(121.4)	(5.7)
Retained earnings	210.1	217.0

Total equity	637.4	757.0

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

D)    STATEMENT OF CHANGES IN RETAINED EARNINGS OF THE DEED GROUP

	(Unaudited) 2015	(Unaudited) 2014
	US$M	US$M
Retained earnings at the beginning of the year	217.0	194.6
Dividends	(43.8)	(23.8)
Profit for the year	36.9	46.2

Retained earnings at the end of the year	210.1	217.0

NOTE 39. NET ASSETS PER SHARE

		(Unaudited) 2015	(Unaudited) 2014
Based on number of shares as at 30 June	million	313.7	312.8
—Net tangible assets per share	US dollars	(0.84)	(0.51)
—Net assets per share	US dollars	1.75	1.92

        Net tangible assets per share is calculated by dividing total equity attributable to the members of the parent entity, less goodwill and intangible assets, by the number of shares on issue at the period-end.

        Net assets per share is calculated by dividing total equity attributable to the members of the parent entity by the number of shares on issue at the period-end.

DIRECTORS' DECLARATION

        In the opinion of the Directors of Recall Holdings Limited:

  (a)
  the financial statements and notes set out on pages B-7 to B-74 are in accordance with the Corporations Act 2001, including:

  (i)
  complying with Accounting Standards, the Corporations Regulations 2001 and other mandatory professional reporting requirements; and

  (ii)
  giving a true and fair view of the financial position of Recall as at 30 June 2015 and of its performance for the year ended on that date; and

  (b)
  there are reasonable grounds to believe that Recall Holdings Limited will be able to pay its debts as and when they become due and payable.
        A statement of compliance with International Financial Reporting Standards as issued by the International Accounting Standards Board is included within Note 1 to the financial statements.

        The Directors have been given the declarations by the Chief Executive Officer and Chief Financial Officer required by section 295A of the Corporations Act 2001.

        At the date of this declaration, there are reasonable grounds to believe that the members of the extended closed group identified in Note 38 will be able to meet any obligations or liabilities to which they are, or may become, subject by virtue of the deed of cross guarantee described in Note 38.

        This declaration is made in accordance with a resolution of the Directors.

Ian Blackburne
Chairman

Doug Pertz
Chief Executive Officer

19 August 2015

FINANCIAL REPORT

for the year ended 30 June 2014

(Unaudited)

CONSOLIDATED INCOME STATEMENT

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
Sales revenue	6A	613.7	225.3
Operating expenses	6B	(539.3)	(161.4)
Share of results of joint venture	18C	0.2	—

Operating profit		74.6	63.9

Finance revenue		0.5	0.3
Finance costs		(12.8)	(0.9)

Net finance costs	9	(12.3)	(0.6)

Profit before tax		62.3	63.3
Tax expense	10	(20.3)	(20.0)

Profit for the year		42.0	43.3

Profit attributable to the members of the parent entity		42.0	43.3

Earnings per share (cents)	11
—basic		20.1	102.4
—diluted		20.0	102.4

The consolidated income statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
Profit for the year		42.0	43.3
Other comprehensive income/(loss):
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	28	11.7	(13.5)
Cash flow hedges	28	(0.7)	—
Income tax on items that may be reclassified to profit or loss	10A	0.2	—

Other comprehensive income/(loss) for the year		11.2	(13.5)

Total comprehensive income for the year attributable to members of the parent entity		53.2	29.8

The consolidated statement of comprehensive income should be read in conjunction with the accompanying notes.

CONSOLIDATED BALANCE SHEET

as at 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
ASSETS
Current assets
Cash and cash equivalents	13	72.1	6.1
Trade and other receivables	14	177.5	66.0
Inventories	15	2.5	0.4
Other assets	17	16.1	0.4

Total current assets		268.2	72.9

Non-current assets
Other receivables	14	7.4	—
Investments	18	0.7	—
Property, plant and equipment	19	432.3	68.7
Goodwill	20	651.0	125.8
Intangible assets	21	107.6	38.0
Deferred tax assets	10C	0.3	0.4
Other assets	17	0.5	0.1

Total non-current assets		1,199.8	233.0

Total assets		1,468.0	305.9

LIABILITIES
Current liabilities
Trade and other payables	22	174.5	36.4
Tax payable		8.3	0.9
Provisions	24	26.3	4.3

Total current liabilities		209.1	41.6

Non-current liabilities
Borrowings	23	552.2	—
Derivative financial instruments	16	0.7	—
Provisions	24	10.1	5.4
Deferred tax liabilities	10D	75.2	8.0
Other liabilities	22	21.3	9.2

Total non-current liabilities		659.5	22.6

Total liabilities		868.6	64.2

Net assets		599.4	241.7

EQUITY
Contributed equity	26	545.7	71.4
Reserves	28	(171.2)	(36.4)
Retained earnings	28	224.9	206.7

Total equity		599.4	241.7

The consolidated balance sheet should be read in conjunction with the accompanying notes.

CONSOLIDATED CASH FLOW STATEMENT

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
Cash flows from operating activities
Receipts from customers		665.5	251.5
Payments to suppliers and employees		(514.4)	(191.6)

Cash generated from operations		151.1	59.9
Interest and other finance costs paid		(15.1)	(0.6)
Interest received		0.5	0.3
Taxes paid, net of refunds		(22.7)	(2.0)

Net cash inflow from operating activities	30B	113.8	57.6

Cash flows from investing activities
Payments for property, plant and equipment		(23.7)	(4.4)
Proceeds from sale of property, plant and equipment		0.4	0.1
Payments for intangible assets		(10.9)	(1.4)
Acquisition of subsidiaries, net of cash acquired		(56.6)	(0.1)

Net cash outflow from investing activities		(90.8)	(5.8)

Cash flows from financing activities
Proceeds from borrowings		617.2	—
Repayments of borrowings		(64.1)	—
Payments to Brambles, net of cash in entities acquired during demerger		(509.3)	—
Payments to affiliates		—	(74.4)

Net cash inflow/(outflow) from financing activities		43.8	(74.4)

Net increase/(decrease) in cash and cash equivalents		66.8	(22.6)
Cash and deposits, net of overdrafts, at beginning of the year		6.1	28.9
Effect of exchange rate changes		(0.8)	(0.2)

Cash and deposits, net of overdrafts, at end of the year	30A	72.1	6.1

The consolidated cash flow statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) Contributed equity	(Unaudited) Reserves(1)	(Unaudited) Retained earnings	(Unaudited) Total
		US$M	US$M	US$M	US$M
Year ended 30 June 2013
Opening balance		71.4	(22.9)	163.4	211.9
Profit for the year		—	—	43.3	43.3
Other comprehensive income		—	(13.5)	—	(13.5)

Total comprehensive income		—	(13.5)	43.3	29.8

Share-based payments:
—expense recognised		—	0.5	—	0.5
—reversed on exercise of shares		—	(0.5)	—	(0.5)

Closing balance		71.4	(36.4)	206.7	241.7

Year ended 30 June 2014
Opening balance		71.4	(36.4)	206.7	241.7
Profit for the year		—	—	42.0	42.0
Other comprehensive income		—	11.2	—	11.2

Total comprehensive income		—	11.2	42.0	53.2

Share-based payments:
—expense recognised		—	2.6	—	2.6
—reversed on exercise of shares		—	(2.1)	—	(2.1)
—equity component of related tax		—	0.5	—	0.5
Common control reserve recognised in relation to demerger	4A	—	(147.0)	—	(147.0)
Transactions with owners in their capacity as owners:
—dividends declared	12	—	—	(23.8)	(23.8)
—issues of ordinary shares, net of transaction costs	26	592.7	—	—	592.7
—return of share capital during demerger	26	(118.4)	—	—	(118.4)

Closing balance		545.7	(171.2)	224.9	599.4

(1)
Refer to Note 28 for further information on reserves.

The consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

for the year ended 30 June 2014

(Unaudited)

NOTE 1. BASIS OF PREPARATION

        These financial statements present the consolidated results of Recall Holdings Limited (ABN 27 116 537 832) (Company) and its subsidiaries (Recall or the Group) for the year ended 30 June 2014.

        The financial statements comply with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). This general purpose financial report has been prepared in accordance with Australian Accounting Standards (AAS), other authoritative pronouncements of the Australian Accounting Standards Board (AASB) and the requirements of the Corporations Act 2001 (Act). Recall is a for-profit entity.

        The financial statements are prepared in accordance with the conventions of historical cost accounting, except for derivative financial instruments which are measured at fair value.

        References to 2014 and 2013 are to the financial years ended 30 June 2014 and 30 June 2013 respectively.

        As described in Note 4A, the scheme of arrangement under which Recall demerged from Brambles Limited (Brambles) was implemented on 18 December 2013. The demerger has been accounted for using predecessor accounting, such that Recall's assets and liabilities continue to be recognised at values consistent with the carrying values of those assets in Brambles' accounts immediately prior to the demerger, with no additional goodwill arising from the demerger.

        The results of the entities acquired during the demerger have only been included from their date of acquisition. Consequently, 2014 amounts in the statutory financial information are not comparable with 2013.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        The consolidated financial statements and all comparatives have been prepared using the accounting policies set out below which are consistent with the prior year, except for the changes noted below.

Changes in accounting policies

        Recall has applied the following new accounting standards and interpretations from 1 July 2013. Applying these new accounting standards and interpretations does not have a significant impact on Recall's financial statements.

        AASB 10: Consolidated Financial Statements, which introduces a single definition of control that applies to all entities. The standard focuses on the need to have both power and rights or exposure to variable returns for control to be established.

        AASB 11: Joint Arrangements, which introduces a principles based approach to accounting for joint arrangements. The focus has shifted from the legal structure of the joint arrangements to how the rights and obligations are shared by the parties to the joint arrangements.

        AASB 12: Disclosure of Interests in Other Entities, which sets out the disclosure requirements of AASB 10 and AASB 11. Application of this standard does not impact amounts recognised in the financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        AASB 13: Fair Value Measurements and AASB 2011-8: Amendments to Australian Accounting Standards arising from AASB 13 which provides guidance on measuring fair value and aims to enhance fair value disclosures.

        AASB 119: Employee Benefits, which requires all remeasurements of defined benefit plan assets and liabilities to be recognised immediately in other comprehensive income. It further requires net interest expense on net defined benefit liability to be calculated using a discount rate.

        AASB 2011-4: Amendments to Remove Individual Key Management Personnel Disclosure Requirements, which removes the individual key management personnel (KMP) disclosure requirements from AASB 124 Related Party Disclosures, to achieve consistency with the international equivalent standard and to remove a duplication of the requirements with the Corporations Act 2001.

        AASB 2012-2: Disclosures—Offsetting Financial Assets and Financial Liabilities, which clarifies requirements to offset financial assets and financial liabilities in the balance sheet. The revised requirements does not affect the accounting for any of Recall's current offsetting arrangements.

        Recall has early adopted AASB 2013-3: Amendments to AASB 136 Recoverable Amount Disclosures for Non-Financial Assets. Early adoption of this Standard had no overall impact on the disclosures relating to non-financial assets.

Basis of consolidation

        The consolidated financial statements of Recall include the assets, liabilities and results of Recall Holdings Limited and all its legal subsidiaries. The consolidation process eliminates all inter-entity accounts and transactions. Any financial statements of overseas subsidiaries that have been prepared in accordance with overseas accounting practices have been adjusted to comply with AAS before inclusion in the consolidation process. The financial statements of all material subsidiaries are prepared for the same reporting period.

Business combinations

        On acquisition, the assets and liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition. Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognised as goodwill. Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. discount on acquisition) is credited to the income statement in the period of acquisition. The interest of non-controlling shareholders is stated at the non-controlling proportion of the fair values of the assets and liabilities recognised. Any acquisition-related transaction costs are expensed in the period of acquisition.

        The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Investment in controlled entities

        Shares in controlled entities, as recorded in the parent entity, are recorded at cost, less provision for impairment.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in joint ventures

        Investments in joint venture entities are accounted for using the equity method in the consolidated financial statements, and include any goodwill arising on acquisition. Under this method, Recall's share of the post-acquisition profits or losses of the joint venture is recognised in the income statement and its share of post-acquisition movements in reserves is recognised in consolidated reserves. The cumulative post-acquisition movements are adjusted against the carrying amount of the investment.

        If Recall's share of losses in a joint venture equals or exceeds its interest in the joint venture, Recall does not recognise further losses unless it has incurred obligations or made payments on behalf of the joint venture.

        Loans to equity accounted joint ventures under formal loan agreements are long term in nature and are included as investments.

        Where there has been a change recognised directly in the joint venture's equity, Recall recognises its share of any changes as a change in equity.

Non-current assets held for sale

        Non-current assets and disposal groups classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell.

        Non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use.

        This condition is regarded as met only when the sale is highly probable and the asset (or disposal group) is available for immediate sale in its present condition. Management must be committed to the sale which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

Discontinued operations

        The trading results for business operations disposed during the year or classified as held for sale are disclosed separately as discontinued operations in the income statement. The amount disclosed includes any related impairment losses recognised and any gains or losses arising on disposal.

        Comparative amounts for the prior year are restated in the income statement to include current year discontinued operations.

Presentation currency

        The consolidated and summarised parent entity financial statements are presented in US dollars.

        Recall uses the US dollar as its presentation currency because:

  •
  a significant portion of Recall's activity is denominated in US dollars; and

  •
  the US dollar is widely understood by Australian and international investors and analysts.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign currency

        Items included in the financial statements of each of Recall's entities are measured using the functional currency of each entity.

        Foreign currency transactions are translated into the functional currency of each entity using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation at year-end rates of monetary assets and liabilities denominated in foreign currencies, are recognised in the income statement, except where deferred in equity as qualifying cash flow hedges or qualifying net investment hedges.

        Non-monetary assets and liabilities carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Gains and losses arising on retranslation are recognised directly in equity.

        The results and cash flows of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars using the average exchange rates for the period. Where this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, the exchange rate on the transaction date is used. Assets and liabilities of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars at the exchange rate ruling at the balance sheet date. The share capital of Recall Holdings Limited is translated into US dollars at historical rates. All resulting exchange differences arising on the translation of Recall's overseas and Australian entities are recognised as a separate component of equity.

        The financial statements of foreign subsidiaries and joint ventures that report in the currency of a hyperinflationary economy are restated in terms of the measuring unit current at the balance sheet date before they are translated into US dollars.

        Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate.

Revenue

        Revenue is recognised to the extent that it is probable that the economic benefits will flow to Recall and the revenue can be reliably measured. Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net of duties and taxes paid (Goods and Services Tax and local equivalents).

        Revenue for services is recognised when invoicing the customer following the provision of the service and/or under the terms of agreed contracts in accordance with agreed contractual terms in the period in which the service is provided.

Other income

        Other income includes net gains on disposal of property, plant and equipment in the ordinary course of business, which are recognised when control of the property has passed to the buyer.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Dividends

        Dividend revenue is recognised when Recall's right to receive the payment is established. Dividends received from investments in subsidiaries and joint ventures are recognised as revenue, even if they are paid out of pre-acquisition profits.

Finance revenue

        Interest revenue is recognised as the interest accrues (using the effective interest method, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument) to the net carrying amount of the financial asset.

Borrowing costs

        Borrowing costs are recognised as expenses in the year in which they are incurred, except where they are included in the cost of qualifying assets.

        The capitalisation rate used to determine the amount of borrowing costs to be capitalised is the weighted average interest rate applicable to the entity's outstanding borrowings during the year. No borrowing costs were capitalised in the cost of assets in 2014 or 2013.

Pensions and other post-employment benefits

        Payments to defined contribution pension schemes are charged as an expense as they fall due. Payments made to state-managed retirement benefit schemes are dealt with as payments to defined contribution schemes where Recall's obligations under the schemes are equivalent to those arising in a defined contribution pension scheme.

Executive and employee share-based compensation plans

        Incentives in the form of share-based compensation benefits are provided to executives and employees under performance share and employee share plans approved by shareholders.

        Performance share awards are fair valued by qualified actuaries at their grant dates in accordance with the requirements of AASB 2: Share-based Payments, using a binomial model. The cost of equity-settled transactions is recognised, together with a corresponding increase in equity, on a straight-line basis over the period in which the performance conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award (vesting date).

        Executives and employees in certain jurisdictions are provided cash incentives calculated by reference to the awards under the share-based compensation schemes (phantom shares).

        These phantom shares are fair valued on initial grant and at each subsequent reporting date.

        The cost of such phantom shares is charged to the income statement over the relevant vesting periods, with a corresponding increase in provisions.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The fair value calculation of performance shares granted excludes the impact of any non-market vesting conditions. Non-market vesting conditions are included in assumptions about the number of options that are expected to become exercisable.

        At each balance sheet date, Recall reviews its estimate of the number of performance shares that are expected to become exercisable. The employee benefit expense recognised each period takes into account the most recent estimate.

Significant Items and Underlying Profit

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. gains or losses on the sale or termination of operations, the cost of significant reorganisations or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

        Underlying Profit is a non-statutory profit measure and represents profit from continuing operations before finance costs, tax and Significant Items. It is presented within the segment information note to assist users of the financial statements to better understand Recall's business results.

ASSETS

Cash and cash equivalents

        For purposes of the cash flow statement, cash includes deposits at call with financial institutions and other highly liquid investments which are readily convertible to cash on hand and are subject to an insignificant risk of changes in value, net of outstanding bank overdrafts. Bank overdrafts are presented within borrowings in the balance sheet.

Receivables

        Trade receivables due within one year do not carry any interest and are recognised at amounts receivable less an allowance for any uncollectible amounts. Trade receivables are recognised when services are provided and settlement is expected within normal credit terms.

        Bad debts are written-off when identified. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence. Significant financial difficulties of the debtor, probability that the debtor will enter liquidation, receivership or bankruptcy, and default or significant delay in payment are considered indicators that the trade receivable is doubtful.

        The amount of the provision is measured as the difference between the carrying amount of the trade receivables and the estimated future cash flows expected to be received from the relevant debtors. When a trade receivable for which a provision had been recognised becomes uncollectible in a subsequent period, it is written off against the provision account. Subsequent recoveries of amounts previously written off are credited against other expenses in the income statement.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

        Stock and stores on hand are valued at the lower of cost and net realisable value and, where appropriate, provision is made for possible obsolescence. Work in progress, which represents partly-completed work undertaken at pre-arranged rates but not invoiced at the balance sheet date, is recorded at the lower of cost or net realisable value.

        Cost is determined on a first-in, first-out basis and, where relevant, includes an appropriate portion of overhead expenditure. Net realisable value is the estimated selling price in the ordinary course of business, less estimated costs of completion and costs to make the sale.

Recoverable amount of non-current assets

        At each reporting date, Recall assesses whether there is any indication that an asset, or cash generating unit to which the asset belongs, may be impaired. Where an indicator of impairment exists, Recall makes a formal estimate of recoverable amount. The recoverable amount of an asset is the greater of its fair value less costs to sell and its value in use.

        Where the carrying value of an asset exceeds its recoverable amount, the asset is considered to be impaired and is written down to its recoverable amount. The impairment loss is recognised in the income statement in the reporting period in which the write-down occurs.

        The expected net cash flows included in determining recoverable amounts of non-current assets are discounted to their present values using a market risk adjusted discount rate.

Property, plant and equipment

        Property, plant and equipment (PPE) is stated at cost, net of depreciation and any impairment, except land which is shown at cost less impairment. Cost includes expenditure that is directly attributable to the acquisition of assets, and, where applicable, an initial estimate of the cost of dismantling and removing the item and restoring the site on which it is located.

        Subsequent expenditure is capitalised only when it is probable that future economic benefits associated with the expenditure will flow to Recall. Repairs and maintenance are expensed in the income statement in the period they are incurred.

        Depreciation is charged in the financial statements so as to write-off the cost of all PPE, other than freehold land, to their residual value on a straight-line or reducing balance basis over their expected useful lives to Recall. Residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

        The expected useful lives of PPE are generally:

  •
  buildings 50 years

  •
  other plant and equipment (owned and leased) 3-20 years

        The cost of improvements to leasehold properties is amortised over the unexpired portion of the lease, or the estimated useful life of the improvement to Recall, whichever is the shorter.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The carrying values of PPE are reviewed for impairment when circumstances indicate their carrying values may not be recoverable. Assets are assessed within the cash generating unit to which they belong. Any impairment losses are recognised in the income statement.

        The recoverable amount of PPE is the greater of its fair value less costs to sell and its value in use. Value in use is determined as estimated future cash flows discounted to their present value using a pre-tax discount rate reflecting current market assessments of the time value of money and the risk specific to the asset.

        PPE is derecognised upon disposal or when no future economic benefits are expected to arise from continued use of the asset. Any net gain or loss arising on derecognition of the asset is included in the income statement and presented within other income in the period in which the asset is derecognised.

Goodwill

        Goodwill is carried at cost less accumulated impairment losses. Goodwill is not amortised.

        Goodwill represents the excess of the cost of an acquisition over the fair value of Recall's share of the net identifiable assets of the acquired subsidiary or joint venture at the date of acquisition. Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill on acquisitions of joint ventures is included in investments in joint ventures.

        Upon acquisition, any goodwill arising is allocated to each cash generating unit expected to benefit from the acquisition. Goodwill is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired. An impairment loss is recognised when the recoverable amount of the cash generating unit is less than its carrying amount.

        On disposal of an operation, goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal.

Intangible assets

        Intangible assets acquired are capitalised at cost, unless acquired as part of a business combination in which case they are capitalised at fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less provisions for amortisation and impairment.

        The costs of acquiring and developing computer software for internal use are capitalised as intangible non-current assets where it is used to support a significant business system and the expenditure leads to the creation of a durable asset.

        Useful lives have been established for all non-goodwill intangible assets. Amortisation charges are expensed in the income statement on a straight-line basis over those useful lives. Estimated useful lives are reviewed annually.

        The expected useful lives of intangible assets are generally:

  •
  customer lists and relationships 3-20 years

  •
  computer software 3-10 years

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        There are no non-goodwill intangible assets with indefinite lives. Intangible assets are tested for impairment where an indicator of impairment exists, either individually or at the cash generating unit level.

        Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the income statement when the asset is derecognised.

LIABILITIES

Payables

        Trade and other creditors represent liabilities for goods and services provided to Recall prior to the end of the financial year which remain unpaid at the reporting date. The amounts are unsecured and are paid within normal credit terms.

        Non-current payables are discounted to present value using the effective interest method.

Provisions

        Provisions for liabilities are made on the basis that, due to a past event, the business has a constructive or legal obligation to transfer economic benefits that are of uncertain timing or amount. Provisions are measured at the present value of management's best estimate at the balance sheet date of the expenditure required to settle the obligation. The discount rate used is a pre-tax rate that reflects current market assessments of the time value of money and the risks appropriate to the liability.

        Where discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost in the income statement.

Interest bearing liabilities

        Borrowings are initially recognised at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortised cost. Any difference between the borrowing proceeds (net of transaction costs) and the redemption amount is recognised in the income statement over the period of the borrowings using the effective interest method.

        Borrowings are classified as current liabilities unless Recall has an unconditional right to defer settlement of the liability for at least 12 months after the balance sheet date.

Employee entitlements

        Employee entitlements are provided by Recall in accordance with the legal and social requirements of the country of employment. Principal entitlements are for annual leave, sick leave, long service leave and contract entitlements. Annual leave and sick leave entitlements are presented within trade and other payables.

        Liabilities for annual leave, as well as those employee entitlements which are expected to be settled within one year, are measured at the amounts expected to be paid when they are settled. All

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

other employee entitlement liabilities are measured at the estimated present value of the future cash outflows to be made in respect of services provided by employees up to the reporting date.

Dividends

        A provision for dividends is only recognised where the dividends have been declared prior to the reporting date.

Leases

        Leases are classified at their inception as either operating or finance leases based on the economic substance of the agreement so as to reflect the risks and benefits incidental to ownership.

Operating leases

        The minimum lease payments under operating leases, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased item, are recognised as an expense on a straight-line basis over the term of the lease.

Finance leases

        Finance leases, which effectively transfer substantially all of the risks and benefits incidental to ownership of the leased item to Recall, are capitalised at the inception of the lease at the fair value of the leased asset or, if lower, present value of the minimum lease payments, and disclosed as property, plant and equipment held under lease. A lease liability of equal value is also recognised.

        Lease payments are allocated between finance charges and a reduction of the lease liability so as to achieve a constant period rate of interest on the lease liability outstanding each period. The finance charge is recognised as a finance cost in the income statement.

        Capitalised lease assets are depreciated over the shorter of the estimated useful life of the assets and the lease term.

Income tax

        The income tax expense or benefit for the year is the tax payable or receivable on the current year's taxable income based on the national income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements, and to unused tax losses.

        Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of taxable profit, calculated using tax rates which are enacted or substantively enacted by the balance sheet date.

        Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses. The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised.

        Deferred tax assets and liabilities are not recognised:

  •
  where the deferred tax arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

  •
  in respect of temporary differences associated with investments in subsidiaries and joint ventures where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

        Current and deferred tax attributable to amounts recognised directly in equity are also recognised directly in equity.

Financial assets

        Recall classifies its financial assets in the following two categories: financial assets at fair value through profit or loss and loans and receivables. The classification depends on the purpose for which the financial assets were acquired.

Financial assets at fair value through profit or loss

        Financial assets at fair value through profit or loss are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term.

Loans and receivables

        Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market.

        Financial assets are recognised on Recall's balance sheet when Recall becomes a party to the contractual provisions of the instrument. Derecognition takes place when Recall no longer controls the contractual rights that comprise the financial instrument, which is normally the case when the instrument is sold, or all the cash flows attributable to the instrument are passed through to an independent third party.

Derivatives and hedging activities

        Derivative instruments used by Recall, which are used solely for hedging purposes (i.e. to offset foreign exchange and interest rate risks), comprise interest rate swaps, forward rate agreements and forward foreign exchange contracts. Such derivative instruments are used to alter the risk profile of Recall's existing underlying exposure in line with Recall's risk management policies. Derivative financial instruments are stated at fair value. The fair value of forward exchange contracts is calculated by reference to current forward exchange rates for contracts with similar maturities at the balance sheet date. The fair value of interest rate swap contracts is calculated as the present value of the forward cash flows of the instrument after applying market rates and standard valuation techniques.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        For the purposes of hedge accounting, hedges are classified as either fair value hedges, cash flow hedges or net investment hedges.

Fair value hedges

        Fair value hedges are derivatives that hedge exposure to changes in the fair value of a recognised asset or liability, or an unrecognised firm commitment. In relation to fair value hedges which meet the conditions for hedge accounting, any gain or loss from remeasuring the hedging instrument at fair value is recognised immediately in the income statement.

        Any gain or loss attributable to the hedged risk on remeasurement of the hedged item is adjusted against the carrying amount of the hedged item and recognised in the income statement. Where the adjustment is to the carrying amount of a hedged interest-bearing financial instrument, the adjustment is amortised to the income statement such that it is fully amortised by maturity.

        Hedge accounting is discontinued prospectively if the hedge is terminated or no longer meets the hedge accounting criteria. In this case, any adjustment to the carrying amounts of the hedged item for the designated risk for interest-bearing financial instruments is amortised to the income statement following termination of the hedge.

Cash flow hedges

        Cash flow hedges are derivatives that hedge exposure to variability in cash flows that is either attributable to a particular risk associated with a recognised asset or liability, or a highly probable forecast transaction.

        In relation to cash flow hedges to hedge forecast transactions which meet the conditions for hedge accounting, the portion of the gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting.

        At that point in time, any cumulative gain or loss on the hedging instrument recognised in equity is kept in equity until the forecast transaction occurs.

        If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in equity is transferred to net profit or loss for the year.

        For all other cash flow hedges, the gains or losses that are recognised in equity are transferred to the income statement in the same year in which the hedged firm commitment affects the net profit and loss, for example when the future sale actually occurs.

        When the hedged firm commitment results in the recognition of an asset or a liability, then, at the time the asset or liability is recognised, the associated gains or losses that had previously been recognised in equity are included in the initial measurement of the acquisition cost or other carrying amount of the asset or liability.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net investment hedges

        Hedges for net investments in foreign operations are accounted for similarly to cash flow hedges.

        Any gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Gains and losses accumulated in equity are included in the income statement when the foreign operation is partially disposed or sold.

Derivatives that do not qualify for hedge accounting

        Where derivatives do not qualify for hedge accounting, gains or losses arising from changes in their fair value are taken directly to net profit or loss for the year.

Contributed equity

        Ordinary shares including share premium are classified as contributed equity. No gain or loss is recognised in the income statement on the purchase, sale, issue or cancellation of Recall's own equity instruments.

        Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction from the proceeds of issue.

Earnings per share (EPS)

        Basic EPS is calculated as net profit attributable to members of the parent entity, adjusted to exclude costs of servicing equity (other than dividends), divided by the weighted average number of ordinary shares, adjusted for any bonus element.

        Diluted EPS is calculated as net profit attributable to members of the parent entity, adjusted for:

  •
  costs of servicing equity (other than dividends) and preference share dividends;

  •
  the after-tax effect of dividends and finance costs associated with dilutive potential ordinary shares that have been recognised as expenses;

  •
  other non-discretionary changes in revenues or expenses during the year that would result from the dilution of potential ordinary shares;

        and divided by the weighted average number of ordinary shares and dilutive potential ordinary shares, adjusted for any bonus element.

        In the event of a change in number of ordinary shares without a corresponding change in resources (e.g. share split and share consolidation), the number of ordinary shares outstanding before the event is adjusted for the proportionate change in the number of ordinary shares outstanding as if the event had occurred at the beginning of the earliest period presented.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        EPS on Underlying Profit after finance costs and tax is calculated as Underlying profit after finance costs and tax attributable to members of the parent entity, divided by the weighted average number of ordinary shares, adjusted for any bonus element.

New accounting standards and interpretations issued but not yet applied

        At 30 June 2014, certain new accounting standards and interpretations have been published that will become mandatory in future reporting periods. Recall has not early-adopted these new or amended accounting standards and interpretations in 2014.

        AASB 9: Financial Instruments and AASB 2009-11: Amendments to Australian Accounting Standards arising from AASB 9 are applicable to annual reporting periods beginning on or after 1 January 2017.

        AASB 9 addresses the classification, measurement and derecognition of financial assets and liabilities and may affect Recall's accounting for financial assets and liabilities. Recall does not expect that this standard will have a significant impact on its financial statements.

        IFRS 15: Revenue from Contracts with Customers is applicable to annual reporting periods beginning on or after 1 January 2017.

        IFRS 15 provides a single, comprehensive revenue recognition model for all contracts with customers. Recall has not yet determined the potential impact of this standard on its financial statements and disclosures.

        AASB 2012-3: Amendments to Australian Accounting Standard—Offsetting Financial Assets and Financial Liabilities is effective for reporting periods beginning on or after 1 January 2014 and clarifies requirements to offset financial assets and financial liabilities in the balance sheet. The revised requirements do not affect the accounting for any of Recall's current offsetting arrangements.

Rounding of amounts

        As Recall is a company of a kind referred to in ASIC Class Order 98/100, relevant amounts in the financial statements and Directors' Report have been rounded to the nearest hundred thousand US dollars, unless otherwise stated.

NOTE 3. CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

        In applying its accounting policies, Recall has made estimates and assumptions concerning the future, which may differ from the related actual outcomes. Those estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

Impairment of goodwill

        Recall's business units undertake an impairment review process annually to ensure that goodwill balances are not carried at amounts that are in excess of their recoverable amounts. The recoverable amount of the goodwill in continuing operations is determined based on value in use calculations

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 3. CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS (Continued)

undertaken at the cash generating unit level. These calculations require the use of key assumptions which are set out in Note 20.

Income taxes

        Recall is a global company and is subject to income taxes in many jurisdictions around the world. Significant judgement is required in determining the provision for income taxes on a worldwide basis. There are many transactions and calculations undertaken during the ordinary course of business for which the ultimate tax determination is uncertain. Recall recognises liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from amounts provided, such differences will impact the current and deferred tax provisions in the period in which such outcome is obtained. Refer to Note 10 for further details.

NOTE 4. BUSINESS COMBINATIONS

A)    DEMERGER

        The scheme of arrangement for the demerger of Recall became effective on 9 December 2013 and the Company was listed as a separate standalone entity on the Australian Securities Exchange on 10 December 2013. The demerger was implemented on 18 December 2013 resulting in the final separation of Recall from Brambles.

        The demerger required Brambles to undertake an internal corporate restructure prior to it becoming effective, and resulted in several entities becoming subsidiaries of the Company prior to the demerger. In addition, a number of assets and liabilities were transferred between Brambles and Recall.

        Recall's statutory financial information for 2014 and 2013 presents Recall's performance in compliance with statutory reporting obligations, such that the results of the entities acquired during the demerger are only included from their date of acquisition by Recall. In addition, Recall's statutory financial results for 2014 reflect changes in operating and corporate costs associated with the Company becoming a standalone listed entity from December 2013. Consequently, the statutory financial information does not give a view of the full year performance of Recall as it is currently structured.

BUSINESSES ACQUIRED ON DEMERGER

        As part of the demerger from Brambles, certain legal entities were acquired by Recall, as described in Note 35D. These transactions occurred while under the control of Brambles and for consolidation purposes have been accounted for as transactions between entities under common control. Acquisition accounting was not applied, assets and liabilities have not been remeasured to fair value nor has any goodwill arisen. Rather, Recall has elected to account for business combinations under common control at carrying value in Brambles' financial statements. Accordingly, all assets and liabilities acquired by Recall as a result of the demerger have been recognised at values consistent with their carrying value in Brambles' financial statements immediately prior to the demerger.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 4. BUSINESS COMBINATIONS (Continued)

        The common control reserve within equity represents the excess of the consideration paid in respect of the common control transactions over the carrying value of the net assets acquired as below:

(Unaudited)
US$M
Consideration paid	683.7
Less: net identifiable assets acquired	(536.7)

Common control reserve recognised	147.0

Assets acquired and liabilities assumed:
Cash and cash equivalents	60.6
Trade and other receivables	154.8
Investments	0.6
Property, plant and equipment	350.3
Goodwill and other intangible assets	550.1
Other assets	21.2
Amounts payable to Brambles	(318.8)
Trade and other payables	(187.3)
Deferred tax liabilities (net)	(63.6)
Other liabilities	(31.2)

Net identifiable assets acquired	536.7

B)    BUSINESS COMBINATIONS

        On 1 May 2014, Recall acquired CitiStorage LLC, a leading records management company for a purchase consideration of US$48.3 million. Based on provisional acquisition accounting data (which will be finalised by May 2015), net identifiable assets acquired were US$20.8 million, resulting in goodwill of US$27.5 million. The fair value of assets acquired and liabilities assumed were:

(Unaudited)
US$M
Property, plant and equipment	10.5
Customer contracts	9.0
Trade and other receivables	5.0
Cash and cash equivalents	0.8
Trade and other payables	(1.5)
Deferred tax liabilities (net)	(1.9)
Deferred revenue	(1.6)
Other assets	0.5

Net identifiable assets acquired	20.8

        The goodwill is attributable to the profitability of the acquired business and anticipated synergies with Recall's existing Document Management Services business.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 4. BUSINESS COMBINATIONS (Continued)

        Since acquisition to 30 June 2014, CitiStorage LLC's revenue and operating profit were US$4.1 million and US$1.0 million respectively. If the acquisition had occurred on 1 July 2013, Recall's revenue and operating profit for the year ended 30 June 2014 would have been higher by US$20.9 million and US$6.0 million respectively.

        There were no other material business combinations in 2014 or 2013.

NOTE 5. SEGMENT INFORMATION

        Recall's segment information is provided on the same basis as internal management reporting to the CEO (chief operating decision maker) and reflects how Recall is organised and managed.

        Recall has four reportable segments being Americas, Europe, Australia and New Zealand (ANZ) and Asia. Recall HQ (corporate centre) is presented separately in segment disclosures below.

        Segment performance is measured on sales and Underlying Profit. Underlying Profit is the main measure of segment profit. A reconciliation between Underlying Profit and operating profit is set out below.

        Segment sales revenue is measured on the same basis as in the income statement. Segment sales revenue is allocated to segments based on product categories and physical location of the business unit that invoices the customer. Intersegment revenue during the year was immaterial. There is no single external customer who contributed more than 10% of Group sales revenue in 2014 or 2013.

        Assets and liabilities are measured consistently in segment reporting and in the balance sheet. Assets and liabilities are allocated to segments based on segment use and physical location. Cash,

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

borrowings, equity accounted investments and tax balances are managed centrally and are not allocated to segments.

	Sales revenue
	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
By operating segment
Americas	217.0	4.1
Europe	152.5	—
ANZ	198.3	221.2
Asia	45.9	—

Recall operations	613.7	225.3
Recall HQ	—	—

Total	613.7	225.3

By geographic origin
Americas	217.0	4.1
Europe	152.5	—
Australia	177.2	199.9
Other	67.0	21.3

Total	613.7	225.3

	Sales revenue
	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
By service line
Document Management Services (DMS)	470.8	165.4
Secure Destruction Services (SDS)	64.2	33.2
Data Protection Services (DPS)	78.7	26.7

Total	613.7	225.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

	Operating profit(1)		Significant Items before tax(2)		Underlying Profit(2)
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M	US$M	US$M
By operating segment
Americas	14.8	1.0	(16.6)	—	31.4	1.0
Europe	6.5	—	(4.3)	—	10.8	—
ANZ	41.2	62.9	(3.4)	—	44.6	62.9
Asia	7.7	—	(0.4)	—	8.1	—

Recall operations	70.2	63.9	(24.7)	—	94.9	63.9
Recall HQ(3)	4.4	—	(14.3)	—	18.7	—

Total	74.6	63.9	(39.0)	—	113.6	63.9

(1)
Operating profit is segment revenue less segment expense and excludes net finance costs.

(2)
Underlying Profit is a non-statutory profit measure and represents profit from continuing operations before finance costs, tax and Significant Items (refer to Note 7). It is presented to assist users of the financial statements to better understand Recall's business results.

(3)
Recall HQ was acquired during the demerger in November 2013 and consequently, Recall HQ's operating profit for 2014 is impacted by timing of cost allocations.

	Capital expenditure(1)		Depreciation and amortisation
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
By operating segment
Americas	16.9	0.6	14.1	0.3
Europe	6.7	—	9.8	—
ANZ	4.6	5.2	11.8	12.8
Asia	2.7	—	4.6	—

Recall operations	30.9	5.8	40.3	13.1
Recall HQ	3.7	—	6.8	—

Total	34.6	5.8	47.1	13.1

(1)
Capital expenditure is presented on an accruals basis and includes expenditure on property, plant & equipment and intangibles.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

	Segment assets		Segment liabilities
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
By operating segment
Americas	591.6	26.5	74.1	5.2
Europe	334.1	—	84.0	—
ANZ	248.8	272.9	38.6	50.1
Asia	195.8	—	13.4	—

Recall operations	1,370.3	299.4	210.1	55.3
Recall HQ	24.6	—	22.8	—
Cash and borrowings	72.1	6.1	552.2	—
Current tax balances	—	—	8.3	0.9
Deferred tax balances	0.3	0.4	75.2	8.0
Equity-accounted investments	0.7	—	—	—

Total assets and liabilities	1,468.0	305.9	868.6	64.2

Non-current assets by geographic origin(1)
Americas	518.9	7.7
Europe	259.2	—
Australia	210.2	211.8
Other	211.2	13.1

Total	1,199.5	232.6

(1)
Non-current assets exclude financial instruments and deferred tax assets.

NOTE 6. PROFIT FROM ORDINARY ACTIVITIES

A)    REVENUE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Sales revenue	613.7	225.3

Total revenue	613.7	225.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 6. PROFIT FROM ORDINARY ACTIVITIES (Continued)

B)    OPERATING EXPENSES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Employment costs (Note 8)	198.6	46.2
Service suppliers:
—travel and transport	45.4	24.5
—repairs and maintenance	10.7	2.6
—subcontractors and other service suppliers	67.8	13.9
Raw materials and consumables	15.7	4.0
Occupancy	111.1	39.1
Insurance	10.0	1.2
Depreciation of property, plant and equipment	31.0	8.8
Write-off of assets	8.1	—
Amortisation of intangible assets and deferred expenditure	16.1	4.3
Loss on sale of property, plant and equipment (net)	0.2	—
Other	24.6	16.8

Total operating expenses	539.3	161.4

NOTE 7. SIGNIFICANT ITEMS

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. gains or losses on the sale or termination of operations, the cost of significant reorganisation or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

        Significant Items are disclosed to assist users of the financial statements to better understand Recall's business results.

	2014 US$M
	(Unaudited) Before tax	(Unaudited) Tax	(Unaudited) After tax
Items outside the ordinary course of business:
—demerger related expenses(1)	(16.7)	5.6	(11.1)
—restructuring(2)	(17.1)	5.6	(11.5)
—acquisitions related expenses(3)	(1.9)	0.6	(1.3)
—write-off of assets(4)	(3.3)	1.3	(2.0)

Significant Items	(39.0)	13.1	(25.9)

(1)
Demerger related expenses mainly comprise the following:

  —legal and professional fees;

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 7. SIGNIFICANT ITEMS (Continued)

  —one-time bonus in relation to the successful completion of the demerger;

  —share-based payments under Brambles' share plans; and

  —share-based payments relating to one-off grants of rights to the CEO and other Recall executives upon demerger.

(2)
Restructuring expenses comprise:

  —site consolidation provision of US$15.3 million. This provision relates to the Facility Optimisation Program (the Program) announced by Recall in June 2014. The Program involves consolidating existing facilities or downsizing under-utilised sites in North America and France; and

  —one-off costs relating to exiting a facility in North America.

(3)
These expenses were incurred in relation to acquisitions completed or being pursued by Recall.

(4)
Subsequent to the demerger, Recall identified certain intangible assets (mainly software) from which no future economic benefits are expected to arise and therefore, these assets were written off.

        There were no significant items in 2013.

NOTE 8. EMPLOYMENT COSTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Wages and salaries	160.1	39.5
Social security costs	27.2	2.6
Share-based payment expense	2.6	0.5
Contributions to defined contribution plans	7.1	3.3
Post employment benefits	1.6	0.3

	198.6	46.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 9. NET FINANCE COSTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Finance revenue
Bank accounts and short-term deposits	0.5	0.3

	0.5	0.3

Finance costs
Interest expense on borrowings	(9.5)	(0.6)
Derivative financial instruments	(0.1)	—
Net foreign exchange loss	(0.9)	(0.3)
Commitment fees and amortisation of capitalised financing costs	(2.0)	—
Other	(0.3)	—

	(12.8)	(0.9)

Net finance costs	(12.3)	(0.6)

NOTE 10. INCOME TAX

A)    COMPONENTS OF TAX EXPENSE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Amounts recognised in the income statement
Current income tax:
—income tax charge	18.8	15.4
—prior year adjustments	(0.1)	1.0

	18.7	16.4

Deferred tax:
—origination and reversal of temporary differences/ tax losses	1.4	3.6
—prior year adjustments	0.2	—

	1.6	3.6

Tax expense recognised in the income statement	20.3	20.0

Amounts recognised in the statement of comprehensive income
—on share-based payments	(0.5)	—
—on losses on revaluation of cash flow hedges	(0.2)	—

Tax (benefit) recognised directly in the statement of comprehensive income	(0.7)	—

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 10. INCOME TAX (Continued)

B)    RECONCILIATION BETWEEN TAX EXPENSE AND ACCOUNTING PROFIT BEFORE TAX

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Profit before tax	62.3	63.3

Tax at standard Australian rate of 30% (2013: 30%)	18.7	19.0
Effect of tax rates in other jurisdictions	(1.0)	—
Prior year adjustments	0.1	1.0
Current year tax losses not recognised	0.9	—
Non-deductible expenses	4.2	—
Other	(2.6)	—

Total income tax expense	20.3	20.0

C)    COMPONENTS OF AND CHANGES IN DEFERRED TAX ASSETS

        Deferred tax assets shown in the balance sheet are represented by cumulative temporary differences attributable to:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Items recognised through the income statement
Employee benefits and other provisions	23.6	5.6
Losses available against future taxable income	11.8	—
Other	7.6	1.1

	43.0	6.7

Items recognised directly in equity
Cash flow hedges	0.2	—
Share-based payments	0.5	—

	0.7	—

Set-off against deferred tax liabilities	(43.4)	(6.3)

Net deferred tax assets	0.3	0.4

        Changes in deferred tax assets (prior to netting off with deferred tax liabilities) were as follows:

At 1 July	6.7	7.1
Credited to the income statement	12.8	0.2
Credited directly to equity	0.7	—
Acquired during demerger	23.6	—
Foreign exchange differences	(0.1)	(0.6)

At 30 June	43.7	6.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 10. INCOME TAX (Continued)

        Deferred tax assets are recognised for carried forward tax losses to the extent that the realisation of the related tax benefit through future taxable profits is probable. At reporting date, Recall has unused tax losses of US$77.3 million (2013: US$ nil) available for offset against future profits. A deferred tax asset has been recognised in respect of US$43.2 million (2013: US$ nil) of such losses.

        The benefit for tax losses will only be obtained if:

  •
  Recall derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deductions for the losses to be realised;

  •
  Recall continues to comply with the conditions for deductibility imposed by tax legislation; and

  •
  no changes in tax legislation adversely affect Recall in realising the benefit from the deductions for the losses.

        No deferred tax asset has been recognised in respect of the remaining unused tax losses of US$34.1 million (2013: US$ nil) due to the unpredictability of future profit streams in the relevant jurisdictions. Tax losses of US$39.2 million, which have been recognised in the balance sheet, will expire between 2015 and 2033. All other losses may be carried forward indefinitely.

D)    COMPONENTS AND CHANGES IN DEFERRED TAX LIABILITIES

        Deferred tax liabilities shown in the balance sheet are represented by cumulative temporary differences attributable to:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Items recognised through the income statement
Property, plant and equipment and intangible assets	98.4	3.5
Undistributed earnings of subsidiaries	4.0	—
Other	16.2	10.8

	118.6	14.3

Set-off against deferred tax assets	(43.4)	(6.3)

Net deferred tax liabilities	75.2	8.0

        Changes in deferred tax liabilities (prior to netting off with deferred tax assets) were as follows:

At 1 July	14.3	12.3
Charged to the income statement	14.4	3.8
Acquired during demerger	87.2	—
Acquisition of subsidiaries	2.0	—
Foreign exchange differences	0.7	(1.8)

At 30 June	118.6	14.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 10. INCOME TAX (Continued)

        Deferred tax liability recorded as at 30 June 2014 in respect of temporary differences associated with undistributed earnings of subsidiaries is US$4.0 million (2013: US$ nil). No deferred tax liability has been recognised for the remaining undistributed earnings of subsidiaries because Recall Holdings Limited is able to control the timing of distributions from subsidiaries and is not expected to distribute these profits in the foreseeable future.

E)    TAX CONSOLIDATION

        Following the demerger, Recall Holdings Limited and its Australian subsidiaries formed a tax consolidated group on 18 December 2013. Recall Holdings Limited, as the head entity of the tax consolidated group, and its Australian subsidiaries have entered into a tax sharing agreement in order to allocate income tax expense. The tax sharing agreement uses a stand-alone taxpayer basis of allocation. Consequently, Recall Holdings Limited and its Australian subsidiaries account for their own current and deferred tax amounts as if they each continue to be taxable entities in their own right. In addition, the agreement provides funding rules setting out the basis upon which subsidiaries are to indemnify Recall Holdings Limited in respect of tax liabilities and the methodology by which subsidiaries in tax loss are to be compensated.

        Formation of the tax consolidated group referred to above will result in a resetting of tax bases of certain assets of the Australian entities as of the date of the formation of the tax consolidated group. In order to determine the impact of this resetting, the fair value of the Australian entities and the fair value of their identifiable assets and liabilities needs to be determined which requires management to make assumptions, judgments and estimates.

NOTE 11. EARNINGS PER SHARE

	(Unaudited) 2014	(Unaudited) 2013
	US cents	US cents
Earnings per share
—basic	20.1	102.4
—diluted	20.0	102.4
—basic, on Underlying Profit after finance costs and tax	32.5	102.4

        Performance share rights granted under the Recall Performance Share Plan are considered to be potential ordinary shares and have been included in the determination of diluted earnings per share to the extent to which they are dilutive. Details are set out in Note 27.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 11. EARNINGS PER SHARE (Continued)

A)    WEIGHTED AVERAGE NUMBER OF SHARES DURING THE YEAR

	(Unaudited) 2014	(Unaudited) 2013
	million	million
Used in the calculation of basic earnings per share(1)	208.7	42.3
Adjustment for share rights	1.1	—

Used in the calculation of diluted earnings per share	209.8	42.3

(1)
Number of shares used in the EPS calculation for 2013 has been adjusted for the share split and consolidation in 2014.

B)    RECONCILIATION OF PROFIT USED IN EPS CALCULATION

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Statutory profit
Profit for the year	42.0	43.3

Underlying Profit after finance costs and tax
Underlying Profit (Note 5)	113.6	63.9
Net finance costs (Note 9)	(12.3)	(0.6)

Underlying Profit before tax	101.3	63.3
Tax expense on Underlying Profit	(33.4)	(20.0)

Underlying Profit after finance costs and tax	67.9	43.3

which reconciles to statutory profit:
Underlying Profit after finance costs and tax	67.9	43.3
Significant Items after tax (Note 7)	(25.9)	—

Profit from continuing operations	42.0	43.3

NOTE 12. DIVIDENDS

A)    DIVIDENDS PAID DURING THE YEAR

        As part of the demerger process, Recall Holdings Limited paid a dividend of US$23.8 million to Brambles on 18 December 2013. This dividend was not franked.

        No dividends were paid or declared during 2013.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 12. DIVIDENDS (Continued)

B)    DIVIDENDS DETERMINED AFTER REPORTING DATE

(Unaudited) Final 2014
Dividend per share (in Australian cents)	8.0
Franked amount at 30% tax (in Australian cents)	—
Payment date	23 October 2014
Dividend record date	1 October 2014

        As this dividend had not been declared at the reporting date, it is not reflected in these financial statements.

C)    FRANKING CREDITS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Franking credits available for subsequent financial years based on a tax rate of 30%(1)	5.1	—

(1)
As of 30 June 2013, the Company was a part of the Australian tax consolidated group for which Brambles Limited was the head entity. In accordance with the tax consolidation legislation, franking credits attributable to the Company were held by Brambles Limited. On the Company's exit from the Brambles tax consolidated group, such franking credits were not transferred to the Company.

        The amounts above represent the balance of the franking account as at the end of the year, adjusted for:

  •
  franking credits that will arise from the payment of the current tax liability;

  •
  franking debits that will arise from the payment of dividends recognised as a liability at the reporting date;

  •
  franking credits that will arise from dividends recognised as receivables at the reporting date; and

  •
  franking credits that may be prevented from being distributed in subsequent financial years.

        The final 2014 dividend is not franked.

NOTE 13. CASH AND CASH EQUIVALENTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Cash at bank and in hand	72.1	6.1

	72.1	6.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 13. CASH AND CASH EQUIVALENTS (Continued)

        Refer to Note 29 for other financial instruments disclosures.

NOTE 14. TRADE AND OTHER RECEIVABLES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Current
Trade receivables	140.6	21.5
Provision for doubtful receivables (A)	(9.6)	(0.7)

Net trade receivables	131.0	20.8
Receivables from Brambles Group entities	—	23.7
Receivables from Recall Group entities not owned by the Company in 2013	—	19.0
Other debtors	12.4	0.7
Accrued and unbilled revenue	34.1	1.8

	177.5	66.0

Non-current
Other receivables	7.4	—

A)    PROVISION FOR DOUBTFUL RECEIVABLES

        Trade receivables are non-interest bearing and are generally on 30-90 day terms. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence.

        Movements in the provision for doubtful receivables were as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 1 July	0.7	0.8
Charged in the income statement	1.6	0.1
Acquired during demerger	11.0	—
Acquisition of subsidiaries	0.4	—
Amounts written off	(4.0)	—
Foreign exchange differences	(0.1)	(0.2)

At 30 June	9.6	0.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 14. TRADE AND OTHER RECEIVABLES (Continued)

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 30 June, the ageing analysis of trade receivables by reference to due dates was as follows:
Not past due	76.5	10.8
Past due 0 - 30 days but not impaired	18.7	5.3
Past due 31 - 60 days but not impaired	8.7	2.4
Past due 61 - 90 days but not impaired	4.4	0.9
Past 90 days but not impaired	22.7	1.4
Impaired	9.6	0.7

	140.6	21.5

        At 30 June 2014, trade receivables of US$54.5 million (2013: US$10.0 million) were past due but not impaired. These trade receivables comprise customers who have a good debt history and are considered fully recoverable.

        Other debtors primarily comprise GST/VAT recoverable and deposits recoverable from third parties.

        At 30 June 2014, other debtors of US$2.0 million (2013: US$0.7 million) were past due but not considered to be impaired. As at 30 June 2013, the Group also had receivables from Brambles Group entities and receivables from Recall Group entities not owned by the Company in the prior year. No specific collection issues have been identified with these receivables and therefore, no provision has been recognised. An ageing of these receivables was as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Past due 0 - 30 days but not impaired	10.4	—
Past 90 days but not impaired	2.0	43.4

	12.4	43.4

        Refer to Note 29 for other financial instruments disclosures.

NOTE 15. INVENTORIES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Raw materials and consumables	2.5	0.4

	2.5	0.4

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 16. DERIVATIVE FINANCIAL INSTRUMENTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Non-current liabilities
Interest rate swaps—cash flow hedges	0.7	—

	0.7	—

        Refer to Note 29 for other financial instruments disclosures. Recall did not have any derivative financial instruments as at 30 June 2013.

NOTE 17. OTHER ASSETS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Current
Prepayments	16.1	0.4

	16.1	0.4

Non-current
Prepayments	0.5	0.1

NOTE 18. INVESTMENTS

A)    JOINT VENTURE

        Recall has an investment in the following unlisted jointly controlled entity, which is accounted for using the equity method.

		% interest held at reporting date
Name (and nature of business)	Place of incorporation	(Unaudited) June 2014	(Unaudited) June 2013
Recall Becker GmbH & Co. KG (Document management services)	Germany	50%	—

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 18. INVESTMENTS (Continued)

B)    MOVEMENT IN CARRYING AMOUNT OF INVESTMENT IN JOINT VENTURE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 1 July	—	—
Acquired during demerger	0.6	—
Share of results after income tax (Note 18C)	0.2	—
Foreign exchange differences	(0.1)	—

At 30 June	0.7	—

C)    SHARE OF RESULTS OF JOINT VENTURE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Trading revenue	0.8	—
Expenses	(0.6)	—

Profit from ordinary activities before tax	0.2	—
Tax expense on ordinary activities	—	—

Profit for the year	0.2	—

D)    SHARE OF ASSETS AND LIABILITIES OF JOINT VENTURE

        The Group's share of assets and liabilities of the joint venture is not material.

E)    SHARE OF COMMITMENTS AND CONTINGENT LIABILITIES OF JOINT VENTURE

        The Group's share of commitments and contingent liabilities of the joint venture is not material.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 19. PROPERTY, PLANT AND EQUIPMENT

	(Unaudited) Land and buildings	(Unaudited) Plant and equipment	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2012
Cost	14.6	135.8	150.4
Accumulated depreciation	(10.9)	(59.4)	(70.3)

Net carrying amount	3.7	76.4	80.1

Year ended 30 June 2013
Opening net carrying amount	3.7	76.4	80.1
Additions	0.6	3.5	4.1
Transfers/ reclassifications	1.6	(2.7)	(1.1)
Depreciation charge	(0.8)	(8.0)	(8.8)
Foreign exchange differences	(0.4)	(5.2)	(5.6)

Closing net carrying amount	4.7	64.0	68.7

At 30 June 2013
Cost	15.3	124.2	139.5
Accumulated depreciation	(10.6)	(60.2)	(70.8)

Net carrying amount	4.7	64.0	68.7

Year ended 30 June 2014
Opening net carrying amount	4.7	64.0	68.7
Additions	4.0	24.4	28.4
Acquisition of subsidiaries	0.1	10.7	10.8
Acquired during demerger	118.4	231.9	350.3
Disposals	(0.1)	(0.5)	(0.6)
Write-off of assets	(0.5)	(0.9)	(1.4)
Transfers/ reclassifications	5.4	(5.4)	—
Depreciation charge	(6.8)	(24.2)	(31.0)
Foreign exchange differences	1.9	5.2	7.1

Closing net carrying amount	127.1	305.2	432.3

At 30 June 2014
Cost	222.3	620.5	842.8
Accumulated depreciation	(95.2)	(315.3)	(410.5)

Net carrying amount	127.1	305.2	432.3

        The net carrying amounts above include leasehold improvements US$29.4 million (2013: US$4.9 million); and capital work in progress US$3.3 million (2013: US$0.6 million).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 20. GOODWILL

A)    NET CARRYING AMOUNTS AND MOVEMENTS DURING THE YEAR

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 1 July
Gross and net carrying amount	125.8	137.4

Year ended 30 June
Opening net carrying amount	125.8	137.4
Acquisition of subsidiaries	34.7	—
Acquired during demerger	485.1	—
Foreign exchange differences	5.4	(11.6)

Closing net carrying amount	651.0	125.8

At 30 June
Gross carrying amount	651.0	125.8
Accumulated impairment	—	—

Net carrying amount	651.0	125.8

B)    SEGMENT-LEVEL SUMMARY OF NET CARRYING AMOUNT

        Goodwill acquired through business combinations is allocated to cash generating units (CGU), which are the smallest identifiable groupings of Recall's cash generating assets. A segment-level summary of the goodwill allocation is presented as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Americas	298.1	5.5
Europe	122.7	—
ANZ	124.2	120.3
Asia	106.0	—

Total goodwill	651.0	125.8

C)    RECOVERABLE AMOUNT TESTING

        The recoverable amount of goodwill is determined based on value in use calculations undertaken at the CGU level. The value in use is calculated using a discounted cash flow methodology covering a 10 year period with an appropriate terminal value at the end of that period. Based on the impairment testing, the carrying amounts of goodwill in the CGUs related to continuing operations at reporting

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 20. GOODWILL (Continued)

date were fully supported. The key assumptions on which management has based its cash flow projections were as below:

(i)
Cash flow forecasts

        Cash flow forecasts are based on the most recent financial projections covering a maximum period of five years. Cash flows beyond that period are extrapolated using estimated growth rates. Financial projections are based on assumptions that represent management's best estimates.

(ii)
Growth rates

        Growth rates beyond the period covered in the financial projections are based on management's expectations for future performance and averaged 2.0% across all CGUs (2013: 2.0%).

(iii)
Terminal value

        The terminal value calculated after year 10 is determined using the stable growth model, having regard to the weighted average cost of capital and terminal growth factor appropriate to each CGU.

(iv)
Discount rates

        Discount rates used are the pre-tax weighted average cost of capital (WACC) and include a premium for market risks appropriate to each country in which the CGU operates. WACC rates ranged between 8.4% and 19.9% (average rates: Americas 13.4%; Europe 8.9%; ANZ 12.7%; and Asia 11.4%). WACC rates used for 2013 were Americas 9.1%; and ANZ 11.8%.

Sensitivity

        Any reasonable change to the above key assumptions would not cause the carrying value of any CGU to materially exceed its recoverable amount.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 21. INTANGIBLE ASSETS

	(Unaudited) Software	(Unaudited) Other(1)	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2012
Gross carrying amount	6.1	81.9	88.0
Accumulated amortisation	(3.6)	(40.4)	(44.0)

Net carrying amount	2.5	41.5	44.0

Year ended 30 June 2013
Opening carrying amount	2.5	41.5	44.0
Additions	1.0	0.4	1.4
Disposals	—	(0.1)	(0.1)
Transfers/ reclassifications	1.1	(0.2)	0.9
Amortisation charge	(0.7)	(3.6)	(4.3)
Foreign exchange differences	(0.4)	(3.5)	(3.9)

Closing carrying amount	3.5	34.5	38.0

At 30 June 2013
Gross carrying amount	7.4	74.6	82.0
Accumulated amortisation	(3.9)	(40.1)	(44.0)

Net carrying amount	3.5	34.5	38.0

Year ended 30 June 2014
Opening carrying amount	3.5	34.5	38.0
Additions	4.4	6.5	10.9
Acquisition of subsidiaries	—	10.1	10.1
Acquired during demerger	22.1	42.9	65.0
Amortisation charge	(6.8)	(9.3)	(16.1)
Write-off of assets	(2.0)	(1.3)	(3.3)
Foreign exchange differences	0.3	2.7	3.0

Closing carrying amount	21.5	86.1	107.6

At 30 June 2014
Gross carrying amount	88.0	214.9	302.9
Accumulated amortisation	(66.5)	(128.8)	(195.3)

Net carrying amount	21.5	86.1	107.6

(1)
Other intangible assets primarily comprise acquired customer relationships and lists; and deferred expenditure.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 22. TRADE AND OTHER PAYABLES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Current
Trade payables	44.6	7.0
Payable to Brambles Group entity	—	9.1
Payables to Recall Group entities not owned by the Company in 2013	—	5.0
GST/VAT and other payables	25.1	2.5
Accruals and deferred income	104.8	12.8

	174.5	36.4

Non-current
Other liabilities	21.3	9.2

        Trade payables and other current payables are non-interest bearing and are generally settled on 30-90 day terms.

        Refer to Note 29 for other financial instruments disclosures.

NOTE 23. BORROWINGS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Non-current
Unsecured:
—bank loans(1)(2)	552.2	—

Total borrowings	552.2	—

(1)
The amount shown above is net of US$4.2 million of capitalised borrowing costs.

(2)
Unsecured bank loans include revolving credit loans in various currencies priced off of London Interbank Offered Rate (LIBOR) and other equivalent base rates, drawn under a global multi-currency banking facility with two US$400 million tranches maturing in December 2016 and December 2018. The total facility size is US$800 million and is backed by a syndicate of banks.

        Refer to Note 29 for other financial instruments disclosures.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 23. BORROWINGS (Continued)

A)    BORROWING FACILITIES AND CREDIT STANDBY ARRANGEMENTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Total facilities:
—unsecured bank loans	800.0	—
—bank overdraft arrangements(1)	16.0	—

	816.0	—

Facilities used at reporting date:
—unsecured bank loans	556.4	—
—bank overdraft arrangements(1)	—	—

	556.4	—

Facilities available at reporting date:
—unsecured bank loans	243.6	—
—bank overdraft arrangements(1)	16.0	—

	259.6	—

B)    BORROWING FACILITIES MATURITY PROFILE

		US$M
Maturity	Type	(Unaudited) Total facilities	(Unaudited) Facilities used(1)	(Unaudited) Facilities available
2014
Less than 1 year	Bank overdrafts	16.0	—	16.0
2 - 3 years	Unsecured bank loans	400.0	387.5	12.5
4 - 5 years	Unsecured bank loans	400.0	168.9	231.1

		816.0	556.4	259.6

(1)
Prior to the demerger, Recall was covered under Brambles' bank overdraft facility and did not have any standalone bank overdraft facilities of its own.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 24. PROVISIONS

	(Unaudited) Employee entitlements	(Unaudited) Other	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2013
Current	4.3	—	4.3
Non-current	0.8	4.6	5.4

	5.1	4.6	9.7
Charge to income statement	2.8	17.8	20.6
Acquired during demerger	4.6	2.1	6.7
Utilisation of provision	(2.0)	—	(2.0)
Acquisition of subsidiaries	—	0.2	0.2
Foreign exchange differences	0.7	0.5	1.2

At 30 June 2014	11.2	25.2	36.4

Current	9.4	16.9	26.3
Non-current	1.8	8.3	10.1

        Employee entitlements provisions comprise US$2.8 million (2013: US$1.8 million) for long service leave and US$8.4 million (2013: US$3.3 million) for other employee-related obligations.

        Other provisions mainly comprise US$7.7 million (2013: US$4.6 million) for decommissioning and other costs; and US$15.3 million (2013: US$ nil) for site consolidation.

NOTE 25. RETIREMENT BENEFIT OBLIGATIONS

        Recall operates a number of defined contribution plans for qualifying employees. The assets of these plans are held in separately administered trusts or insurance policies. In some countries, Recall's employees are members of state-managed retirement benefit plans. Recall is required to contribute a specified percentage of payroll costs to the retirement benefit plan to fund benefits. The only obligation of Recall with respect to defined contribution retirement benefit plans is to make the specified contributions.

        US$7.1 million (2013: US$3.3 million) representing contributions paid and payable to these plans by Recall at rates specified in the rules of the plans has been recognised as an expense in the income statement.

        Recall does not have any material defined benefit plans.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 26. CONTRIBUTED EQUITY

	(Unaudited)	(Unaudited)
	Number	US$M
Ordinary shares, of no par value, issued and fully paid:
At 1 July 2012	73,000,002	71.4

At 30 June 2013	73,000,002	71.4

At 1 July 2013	73,000,002	71.4
Issued during the year	466,977,132	592.7
Return of capital during demerger	—	(118.4)
Effect of share split and consolidation	(227,140,686)	—

At 30 June 2014	312,836,448	545.7

        Ordinary shares of Recall Holdings Limited entitle the holder to participate in dividends and the proceeds on any winding up of the Company in proportion to the number of shares held.

NOTE 27. SHARE-BASED PAYMENTS

        The Remuneration Report sets out details relating to Recall's Performance Share Plan (pages 57 to 58), together with details of performance share rights issued to the Chief Executive Officer and other Key Management Personnel (pages 62 to 63). Rights granted by Recall do not result in an entitlement to participate in share issues of any other entity.

        Set out below are summaries of performance share rights granted under the plan.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 27. SHARE-BASED PAYMENTS (Continued)

A)    GRANTS OVER RECALL HOLDINGS LIMITED SHARES

Grant date	Vesting date	Expiry date	(Unaudited) Balance at 1 July	(Unaudited) Granted during the year	(Unaudited) Vested/ Exercised during the year	(Unaudited) Forfeited/ lapsed during the year	(Unaudited) Balance at 30 June
2014
10 Dec 2013	10 Dec 2013	10 Dec 2020	—	525,035	(525,035)	—	—
10 Dec 2013	10 Dec 2014	10 Dec 2020	—	525,034	—	—	525,034
10 Dec 2013	10 Dec 2015	10 Dec 2020	—	525,034	—	—	525,034
22 Jan 2014	1 Jul 2014	22 Jan 2020	—	67,135	—	—	67,135
22 Jan 2014(1)	25 Sep 2014	22 Jan 2020	—	246,094	—	—	246,094
22 Jan 2014	1 Jul 2015	22 Jan 2020	—	67,135	—	—	67,135
22 Jan 2014	1 Jul 2016	22 Jan 2020	—	67,135	—	—	67,135
22 Jan 2014	26 Sep 2015	22 Jan 2020	—	351,957	—	—	351,957
22 Jan 2014(1)	26 Sep 2016	22 Jan 2020	—	466,773	—	(80,635)	386,138
22 Jan 2014	26 Sep 2016	22 Jan 2020	—	2,748,839	—	—	2,748,839

Total rights			—	5,590,171	(525,035)	(80,635)	4,984,501

(1)
Transitional awards made in lieu of Brambles LTI awards that lapsed and 2013 Brambles LTI grants not made, due to the demerger.

        As at 30 June 2013, there were no options or rights granted over shares in Recall Holdings Limited. In April 2013, Mr Pertz received a one-off grant of share rights in recognition of the significant opportunity he forfeited in leaving his previous employer. This grant was subject to conditions precedent as outlined in the Scheme Book. The conditions precedent including shareholder approval were satisfied on 10 December 2013.

        Of the above grants, no rights were exercisable at 30 June 2014. There were 67,135 excercises, 15,655 forfeits and no additional grants in performance share rights between the end of financial year and 22 September 2014.

		(Unaudited) 2014
Weighted average data:
—fair value at grant date of grants made during the year	A$	3.35
—share price at exercise date of grants exercised during the year	A$	4.49
—remaining contractual life at 30 June	years	5.75

        The fair value of equity-settled performance share rights was determined as at grant date, using a binomial valuation methodology. The values calculated do not take into account the probability of rights being forfeited prior to vesting, as a probability adjustment is made when computing the share-based payment expense.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 27. SHARE-BASED PAYMENTS (Continued)

B)    FAIR VALUE

        The significant inputs into the valuation models for the equity-settled grants made during the year were:

	(Unaudited) Dec 2013 grants	(Unaudited) Jan 2014 grants
Weighted average share price	A$4.39	A$4.30
Expected volatility	25%	25%
Expected life	0 - 2 years	0.4 - 2.7 years
Annual risk-free interest rate	2.46 - 2.76%	2.39 - 2.91%
Expected dividend yield	3.40%	3.40%

        The expected volatility was determined based on a two-year historic volatility of seven other listed companies.

C)    SHARE-BASED PAYMENT EXPENSE

        Recall recognised a total expense of US$2.6 million (2013: US$0.5 million) relating to share-based payments.

NOTE 28. RESERVES AND RETAINED EARNINGS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Reserves	(171.2)	(36.4)
Retained earnings	224.9	206.7

	53.7	170.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

A)    MOVEMENTS IN RESERVES AND RETAINED EARNINGS

	Reserves
	(Unaudited) Hedging	(Unaudited) Share-based payments	(Unaudited) Foreign currency translation	(Unaudited) Common control	(Unaudited) Total	(Unaudited) Retained earnings
	US$M	US$M	US$M	US$M	US$M	US$M
Year ended 30 June 2013
Opening balance	—	2.5	7.1	(32.5)	(22.9)	163.4
Foreign exchange differences	—	—	(13.5)	—	(13.5)	—
Share-based payments:
—expense recognised during the year	—	0.5	—	—	0.5	—
—reversed on exercise of shares	—	(0.5)	—	—	(0.5)	—
Net profit for the year	—	—	—	—	—	43.3

Closing balance	—	2.5	(6.4)	(32.5)	(36.4)	206.7

Year ended 30 June 2014
Opening balance	—	2.5	(6.4)	(32.5)	(36.4)	206.7
Recognised in relation to demerger (Note 4A)	—	—	—	(147.0)	(147.0)	—
Foreign exchange differences	—	—	11.7	—	11.7	—
Cash flow hedges:
—fair value losses	(0.7)	—	—	—	(0.7)	—
—tax on fair value losses	0.2	—	—	—	0.2	—
Share-based payments:						—
—expense recognised during the year	—	2.6	—	—	2.6	—
—shares issued	—	(2.1)	—	—	(2.1)	—
—equity component of related tax	—	0.5	—	—	0.5	—
Dividends paid	—	—	—	—	—	(23.8)
Net profit for the year	—	—	—	—	—	42.0

Closing balance	(0.5)	3.5	5.3	(179.5)	(171.2)	224.9

B)    NATURE AND PURPOSE OF RESERVES

Hedging reserve

        This comprises the cumulative portion of the gain or loss of cash flow hedges that are determined to be effective hedges. Amounts are recognised in the income statement when the associated hedged transaction is recognised or the hedge or a portion thereof becomes ineffective.

Share-based payments reserve

        This comprises the cumulative share-based payment expense recognised in the income statement in relation to equity-settled options and share rights issued but not yet exercised. Refer to Note 27 for further details.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

Foreign currency translation reserve

        This comprises cumulative exchange differences arising from the translation of the financial statements of the Company and its subsidiaries (net of qualifying net investment hedge) from their functional currency to the presentation currency i.e. US dollars. When a subsidiary or an operation is disposed, the accumulated balance in the reserve relating to the subsidiary or the operation is recognised in the income statement.

Common control reserve

        Business combinations involving entities or businesses under common control are outside the scope of AASB 3: Business Combinations. A number of common control transactions took place in 2012 or as part of the demerger and have been accounted for using predecessor accounting, without recognition of additional goodwill. The common control reserve represents the excess of the consideration paid in those common control transactions over the carrying value of the net assets acquired.

NOTE 29. FINANCIAL RISK MANAGEMENT

        Recall is exposed to a variety of financial risks: market risk (including the effect of fluctuations in interest rates and exchange rates), liquidity risk and credit risk.

        Recall's overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

        Recall uses standard derivative financial instruments to manage its risk exposure in the normal course of business. Recall does not trade in financial instruments for speculative purposes. Hedging activities are conducted through Recall's Treasury department on a centralised basis in accordance with Board policies and guidelines through standard operating procedures and delegated authorities.

        Policies with respect to financial risk management and hedging activities are discussed below and should be read in conjunction with detailed information contained in the Operational & Financial Review.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

A)    FAIR VALUES

        Set out below is a comparison by category of the carrying amounts and fair values of financial instruments recognised in the balance sheet. With the exception of hedging instruments, all financial assets and financial liabilities are classified as loans and receivables.

	Carrying amount		Fair value
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
Financial assets
—cash at bank and in hand (Note 13)	72.1	6.1	72.1	6.1
—trade receivables (Note 14)	131.0	20.8	131.0	20.8
—receivables from Brambles Group entities (Note 14)	—	23.7	—	23.7
—receivables from Recall Group entities not owned in 2013 (Note 14)	—	19.0	—	19.0
Financial liabilities
—trade payables (Note 22)	44.6	7.0	44.6	7.0
—payable to Brambles Group entity (Note 22)	—	9.1	—	9.1
—payable to Recall Group entities not owned in 2013 (Note 22)	—	5.0	—	5.0
—bank loans (Note 23)	552.2	—	552.2	—
—interest rate swaps (Note 16)	0.7	—	0.7	—

        Recall uses the following methods in estimating the fair values of financial instruments:

  •
  Level 1—the fair value is calculated using quoted prices in active markets;

  •
  Level 2—the fair value is estimated using inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); or

  •
  Level 3—the fair value is estimated using inputs for the asset or liability that are not observable market data.

        The table below sets out the fair values and methods used to estimate the fair value of derivatives designated as hedging instruments.

	2014				2013
	(Unaudited) Level 1	(Unaudited) Level 2	(Unaudited) Level 3	(Unaudited) Total	(Unaudited) Level 1	(Unaudited) Level 2	(Unaudited) Level 3	(Unaudited) Total
	US$M	US$M	US$M	US$M	US$M	US$M	US$M	US$M
Derivative financial liabilities
—interest rate swaps	—	0.7	—	0.7	—	—	—	—

        The fair values of derivatives designated as hedging instruments are determined using valuation techniques that are based on observable market data. Fair value for other financial assets and liabilities

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

has been calculated by discounting future cash flows at prevailing interest rates for the relevant yield curve.

B)    MARKET RISK

        Recall has the following risk policies in place with respect to market risk.

Interest rate risk

        Recall's exposure to potential volatility in finance costs, predominantly US dollars, Australian dollars, Sterling and Euros, is managed by maintaining a mix of fixed and floating-rate instruments within select target bands over defined periods. In most cases, interest rate derivatives are used to achieve these targets synthetically.

        The following table sets out the financial instruments exposed to interest rate risk at reporting date:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Financial assets (floating rate)
Cash at bank	72.1	6.1

Weighted average effective interest rate	0.7%	2.7%

Financial liabilities (floating rate)
Bank loans	552.2	—
Interest rate swaps (notional value)—cash flow hedges	(200.0)	—

Net exposure to cash flow interest rate risk	352.2	—

Weighted average effective interest rate	3.1%	—

Financial liabilities (fixed rate)
Interest rate swaps (notional value)—cash flow hedges	200.0	—

Net exposure to fair value interest rate risk	200.0	—

Weighted average effective interest rate	0.9%	—

Interest rate swap—cash flow hedge

        In 2014, Recall entered into an interest rate swap with various banks swapping US$200.0 million of the floating rate bank loans to fixed rate. The fair value of this contract at the reporting date was US$0.7 million.

        The terms of the swap match the terms of the fixed rate bank loans for the amounts and durations being hedged. Since inception, the interest rate swap has been an effective hedging instrument.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

B)    MARKET RISK (Continued)

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to interest rate risk applying the following assumptions. Impact on profit after tax and equity assumes a parallel shift in the interest rates by the number of basis points included in the table below. Recall did not have a material interest rate risk exposure in 2013.

Interest rate risk
	2014		2013
	lower rates	higher rates	lower rates	higher rates
US dollar interest rates	–50 bps	+100 bps	–25 bps	+75 bps
Australian dollar interest rates	–50 bps	+100 bps	–50 bps	+75 bps
Sterling interest rates	–50 bps	+100 bps	–25 bps	+75 bps
Euro interest rates	–50 bps	+100 bps	–25 bps	+75 bps

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax	1.2	(2.3)	—	—
Impact on equity	(1.3)	2.6	—	—

Foreign exchange risk

        Exposure to foreign exchange risk arises from the global nature of Recall's business and its capital structure. It is also inherent in the financial instruments that are denominated in a currency other than the functional currency in which they are measured. For the purposes of AASB 7: Financial Instruments: Disclosures, currency risk does not arise from financial instruments that are non-monetary items or from financial instruments denominated in the functional currency and accordingly, these items are not included in the currency profile table below.

        Recall currently does not have any hedging instruments pertaining to its consolidated foreign exchange exposure.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Currency profile

        The following table sets out the currency mix profile of Recall's financial instruments at reporting date:

	(Unaudited) US dollar	(Unaudited) Sterling	(Unaudited) Total
	US$M	US$M	US$M
2014
Financial assets
—trade receivables	0.5	—	0.5
—cash at bank and in hand	0.4	—	0.4

	0.9	—	0.9

Financial liabilities
—trade payables	0.7	—	0.7
—bank loans	—	15.3	15.3

	0.7	15.3	16.0

        Recall did not have a material foreign currency exposure in 2013.

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to foreign exchange risk. For the purposes of disclosing this analysis, exposure relating to the translation of the financial statements of the controlled entities into the presentation currency is not considered. The analysis also assumes that all other variables are held constant.

	Foreign exchange risk
	2014		2013
	lower rates	higher rates	lower rates	higher rates
Exchange rate movement	–10%	+10%	–10%	+10%

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax	1.0	(1.0)	—	—

C)    LIQUIDITY RISK

        Recall's objective is to provide adequate liquidity to support the financial needs of its ongoing operations as well as investments in growth and productivity. Recall funds its operations and investing activities through operating cash flows, cash on hand and a revolving credit facility.

        Existing bank credit facilities are structured on a committed multi-currency revolving basis and, at the balance sheet date, had maturities ranging out to 2018. Borrowings under the bank credit facilities are floating-rate, unsecured obligations with covenants and terms typical for a multi-national borrower.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Recall also has access to further funding through uncommitted and standby lines of credit for daily liquidity. Recall did not have any stand-alone credit facilities in 2013. Refer to Note 23 for borrowing facility disclosures.

Maturities of derivative financial assets and liabilities

        The maturity of Recall's contractual cash flows on net and gross settled derivative financial instruments, based on the remaining period to contractual maturity date, is presented below. Cash flows on interest rate swaps are valued based on forward interest rates applicable at reporting date.

	(Unaudited) Year 1	(Unaudited) Year 2	(Unaudited) Year 3	(Unaudited) Year 4	(Unaudited) Year 5	(Unaudited) Total contractual cash flows	(Unaudited) Carrying amount assets/ (liabilities)
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2014
Net settled
Interest rate swaps
—cash flow hedges	—	—	(0.7)	—	—	(0.7)	(0.7)

	—	—	(0.7)	—	—	(0.7)	(0.7)

        There were no net or gross settled derivative financial assets and liabilities in 2013.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Maturities of non-derivative financial liabilities

        The maturity of Recall's contractual cash flows on non-derivative financial liabilities, based on the remaining period to contractual maturity date, for principal and interest, is presented below. Refer to Note 23B for borrowing facilities maturity profile.

	(Unaudited) Year 1	(Unaudited) Year 2	(Unaudited) Year 3	(Unaudited) Year 4	(Unaudited) Year 5	(Unaudited) Total contractual cash flows	(Unaudited) Carrying amount
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2014
Non-derivative financial liabilities
Trade payables	44.6	—	—	—	—	44.6	44.6
Bank loans	18.5	18.5	399.5	5.6	171.7	613.8	552.2

	63.1	18.5	399.5	5.6	171.7	658.4	596.8

2013
Non-derivative financial liabilities
Trade payables	7.0	—	—	—	—	7.0	7.0
Payable to Brambles Group entity	9.1	—	—	—	—	9.1	9.1
Payables to Recall Group entities not owned in 2013	5.0	—	—	—	—	5.0	5.0

	21.1	—	—	—	—	21.1	21.1

D)    CREDIT RISK EXPOSURE

        Recall is exposed to credit risk on its financial assets, which comprise cash and cash equivalents, trade and other receivables and derivative financial instruments. The exposure to credit risks arises from the potential failure of counterparties to meet their obligations. The maximum exposure to credit risk at the reporting date is the carrying amount of the financial instruments as set out in Note 29A. There is no significant concentration of credit risk.

        Recall trades only with recognised, creditworthy third parties. Collateral is generally not obtained from customers.

        Customers are subject to credit verification procedures including an assessment of their independent credit rating, financial position, past experience and industry reputation. Credit limits are set for individual customers and approved by credit managers in accordance with an approved authority matrix. These credit limits are regularly monitored and revised based on historic turnover activity and credit performance. In addition, overdue receivable balances are monitored and actioned on a regular basis.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

E)    CAPITAL RISK MANAGEMENT

        Recall's capital is structured to support long-term strategic plans to drive shareholder value creation through investments in growth and productivity while maintaining a prudent level of financial leverage. It is based on a targeted return to shareholders within a range of debt outstanding, as measured primarily by the ratio of net debt to EBITDA. In determining its capital structure, Recall considers the robustness of future cash flows, potential funding requirements for growth opportunities and acquisitions, the cost of capital and ease of access to funding sources.

        Initiatives available to Recall to achieve its desired capital structure include adjusting the amount of dividends paid to shareholders, returning capital to shareholders, buying-back share capital, issuing new shares, selling assets to reduce debt and varying the maturity profile of its borrowings.

        Recall considers its capital to comprise:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Total borrowings	552.2	—
Less: cash and cash equivalents	(72.1)	(6.1)

Net debt	480.1	(6.1)
Total equity	599.4	241.7

Total capital	1,079.5	235.6

        Under the terms of its bank loan facility established in 2014, Recall is required to comply with the following financial covenants:

  •
  the ratio of net debt to EBITDA must be less than 3.5 to 1; and

  •
  the ratio of EBITDA to net financing costs must be not less than 3.5 to 1.

        Additional requirements include the coverage of EBITDA and assets by certain guarantor subsidiaries.

        Recall has complied with these financial covenants.

NOTE 30. CASH FLOW STATEMENT—ADDITIONAL INFORMATION

A)    RECONCILIATION OF CASH

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
For the purpose of the cash flow statement, cash comprises:
Cash at bank and in hand (Note 13)	72.1	6.1

	72.1	6.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 30. CASH FLOW STATEMENT—ADDITIONAL INFORMATION (Continued)

B)    RECONCILIATION OF PROFIT AFTER TAX TO NET CASH FLOWS FROM OPERATING ACTIVITIES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Profit after tax	42.0	43.3
Adjustments for:
—depreciation and amortisation	47.1	13.1
—tax expense	20.3	20.0
—net finance costs	12.3	0.6
—net loss on disposal of property, plant and equipment	0.2	—
—write-off of assets	8.1	—
—equity-settled share-based payments	2.6	0.5
Movements in operating assets and liabilities, net of acquisitions and disposals:
—change in trade and other receivables	(22.0)	2.2
—change in prepayments	3.5	(0.5)
—change in inventories	(0.4)	0.1
—change in trade and other payables	21.0	(1.3)
—change in deferred taxes and tax payable	(2.7)	(18.0)
—change in provisions	19.1	(0.1)

Cash generated from operations	151.1	59.9
Interest and other finance costs paid	(15.1)	(0.6)
Interest received	0.5	0.3
Taxes paid, net of refunds	(22.7)	(2.0)

Net cash inflow from operating activities	113.8	57.6

C)    NON-CASH FINANCING OR INVESTING ACTIVITIES

        There were no financing or investing transactions during the year which have had a material effect on the assets and liabilities of Recall that did not involve cash flows.

NOTE 31. COMMITMENTS

A)    CAPITAL EXPENDITURE COMMITMENTS

        Capital expenditure contracted for but not recognised as liabilities at reporting date were as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Within one year	10.3	—
Between one and five years	1.1	—

	11.4	—

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 31. COMMITMENTS (Continued)

        These commitments principally relate to property, plant and equipment.

B)    OPERATING LEASE COMMITMENTS

        Recall has entered into operating lease agreements for offices, operational locations and plant and equipment. The leases have varying terms, escalation clauses and renewal rights. Escalation clauses are rare and any impact is considered immaterial.

        The future minimum lease payments under such non-cancellable operating leases are as follows:

	Occupancy		Plant
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
Within one year	106.7	27.3	15.5	1.6
Between one and five years	303.4	75.4	20.4	1.1
After five years	175.0	31.2	0.5	—

Minimum lease payments	585.1	133.9	36.4	2.7

        During the year, operating lease expense of US$80.0 million (2013: US$33.0 million) was recognised in the income statement.

C)    FINANCE LEASE COMMITMENTS

        There were no material finance lease commitments as at 30 June 2014 or 30 June 2013.

NOTE 32. CONTINGENCIES

  a)
  Certain Recall entities have contingent unsecured liabilities in respect of guarantees and stand by letters of credit relating to performance under contracts entered into totalling US$45.0 million (2013: US$11.6 million).

  b)
  Environmental contingent liabilities

    Recall's activities have included the treatment and disposal of hazardous and non-hazardous waste. In addition, other activities of Recall entail using, handling and storing materials which are capable of causing environmental impairment.

    As a consequence of the nature of these activities, Recall has incurred and may continue to incur environmental costs and liabilities associated with site and facility operation, closure, remediation, aftercare, monitoring and licensing. Provisions have been made in respect of estimated environmental liabilities at all sites and facilities where obligations are known to exist and can be reliably measured.

    However, additional liabilities may emerge due to a number of factors including changes in the numerous laws and regulations which govern environmental protection, liability, land use, planning and other matters in each jurisdiction in which Recall operates or has operated. These extensive laws and regulations are continually evolving in response to technological

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 32. CONTINGENCIES (Continued)

    advances, scientific developments and other factors. Recall cannot predict the extent to which it may be affected in the future by any such changes in legislation or regulation.

  c)
  In the ordinary course of business, Recall becomes involved in litigation. Provision has been made for known obligations where the existence of the liability is probable and can be reasonably quantified. As the outcomes of these matters remain uncertain, contingent liabilities exist for possible amounts eventually payable that are in excess of the amounts provided.

  d)
  In June 2012, a third party facility leased by Recall suffered significant structural damage resulting in the facility becoming non-operational. Consequently, Recall has and will continue to incur costs associated with the incident and the relocation of operations to a new facility. Provision, net of insurance proceeds received, has been made in respect of Recall's obligations that are known to exist and can be reliably measured. The provision is Recall's current best estimate of the costs it will incur arising from this matter. There are, however, a number of aspects relating to this matter, including potential insurance coverage issues arising from litigation, which have not been finalised and a number of parties are involved in their resolution. At the date of this report, it is not possible to determine when all of these aspects will be finalised.

  e)
  Recall Holdings Limited and certain of its Australian subsidiaries are parties to a deed of cross guarantee (the Deed) which provides relief to those subsidiaries from the Corporations Act 2001 requirements for preparation, audit and lodgement of financial reports (refer to Note 38). The effect of the Deed is that the Company guarantees to each creditor payment in full of any debt in the event of winding up of any of the subsidiaries under certain provisions of the Corporations Act 2001. If a winding up occurs under other provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event the Company is wound up.

    None of the subsidiaries which are a party to the Deed are in the process of being wound up as at the date of authorisation of this financial report.

  f)
  In January 2002, a fire destroyed Recall's Information Centre in Roye, France. A number of customer claims resulted from the fire and were resolved, along with litigation with Recall's insurers which is ongoing. Local authorities have been conducting an investigation for several years into the cause and Recall's responsibility, if any. At the date of this report, it is not possible to determine when the remaining aspects will be resolved.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 33. AUDITOR'S REMUNERATION

	(Unaudited) 2014	(Unaudited) 2013
	US$'000	US$'000
Amounts received or due and receivable by PwC (Australia) for:
Audit services in Australia:
—audit and review of financial reports	538	90
—other assurance services	29	—

	567	90

Total remuneration of PwC (Australia)	567	90

Amounts received or due and receivable by related practices of PwC (Australia) for:
Audit services outside Australia:
—audit and review of financial reports	794	36
—other assurance services	67	—

	861	36

Other services:
—tax advisory services	5	—

	5	—

Total remuneration of related practices of PwC (Australia)	866	36

Total auditor's remuneration	1,433	126

        From time to time, Recall employs PwC on assignments additional to their statutory audit duties where PwC, through their detailed knowledge of the Group, are best placed to perform the services from an efficiency, effectiveness and cost perspective. The performance of such non-audit related services is always balanced with the fundamental objective of ensuring PwC's objectivity and independence as auditors. To ensure this balance, Recall's Charter of Audit Independence requires that the Audit Committee approve any management recommendation that PwC undertake non-audit work (with approval being delegated to the Chief Financial Officer within specified monetary limits).

NOTE 34. KEY MANAGEMENT PERSONNEL

A)    KEY MANAGEMENT PERSONNEL COMPENSATION

	(Unaudited) 2014	(Unaudited) 2013
	US$'000	US$'000
Short-term employee benefits	4,577	2,521
Post employment benefits	329	160
Other benefits	874	210
Share-based payment expense	3,374	1,378
	9,154	4,269

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 34. KEY MANAGEMENT PERSONNEL (Continued)

        Key management personnel compensation above comprises compensation for the full years ended 30 June 2014 and 30 June 2013, even though certain key management personnel are employed by entities which were only acquired by Recall during the demerger in 2014. Compensation disclosed in this Note 34 therefore differs from the amounts expensed in the statutory income statement presented in these financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 34. KEY MANAGEMENT PERSONNEL (Continued)

B)    EQUITY INSTRUMENTS DISCLOSURE RELATING TO KEY MANAGEMENT PERSONNEL

        The number of ordinary shares and options/share rights in Recall Holdings Limited held during the financial year by key management personnel, including their related parties, are set out below:

Name and holdings	(Unaudited) Balance at start of the year	(Unaudited) Granted during the year	(Unaudited) Vested/ Exercised during the year	(Unaudited) Lapsed during the year	(Unaudited) Changes during the year	(Unaudited) Balance at end of the year	(Unaudited) Vested and exercisable at end of the year
2014
Directors
Ian Blackburne
Ordinary shares	—	—	—	—	40,000	40,000	—
Share rights	—	—	—	—	—	—	—
Doug Pertz
Ordinary shares	—	—	—	—	142,377	142,377	—
Ordinary shares subject to retention conditions	—	—	525,035	—	—	525,035	—
Share rights	—	1,575,103	(525,035)	—	—	1,050,068	—
Neil Chatfield
Ordinary shares	—	—	—	—	15,000	15,000	—
Share rights	—	—	—	—	—	—	—
Tahira Hassan
Ordinary shares	—	—	—	—	1,600	1,600	—
Share rights	—	—	—	—	—	—	—
Wendy Murdock
Ordinary shares	—	—	—	—	12,500	12,500	—
Share rights	—	—	—	—	—	—	—
Other Key Management Personnel
Mark Wratten
Ordinary shares	—	—	—	—	10,000	10,000	—
Share rights	—	261,980	—	—	—	261,980	—
Christian Coenen
Ordinary shares	—	—	—	—	—	—	—
Share rights	—	266,775	—	—	—	266,775	—
Mark Wesley
Ordinary shares	—	—	—	—	—	—	—
Share rights	—	433,706	—	—	—	433,706	—
Owen Kinnaird
Ordinary shares	—	—	—	—	—	—	—
Share rights	—	168,183	—	—	—	168,183	—

        As at 30 June 2013, there were no options or rights granted over shares in Recall Holdings Limited. In April 2013, Mr Pertz received a one-off grant of share rights in recognition of the

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 34. KEY MANAGEMENT PERSONNEL (Continued)

significant opportunity he forfeited in leaving his previous employer. This grant was subject to conditions precedent as outlined in the Scheme Book. The conditions precedent including shareholder approval were satisfied on 10 December 2013.

C)    OTHER TRANSACTIONS WITH KEY MANAGEMENT PERSONNEL

        Other transactions with key management personnel are set out in Note 35C.

        Further remuneration disclosures are set out in the Directors' Report on pages 45 to 67 of the Annual Report.

NOTE 35. RELATED PARTY INFORMATION

A)    RECALL

        Recall comprises Recall Holdings Limited and the entities controlled during the period. As at 30 June 2013, Recall primarily comprised certain entities in Australia and New Zealand. A number of material subsidiaries were acquired as part of the demerger (refer to Note 35D for details).

        Borrowings under the syndicated credit facility are undertaken by a limited number of Recall subsidiaries. Funding of other subsidiaries is by way of inter-company loans, all of which are documented and carry arms-length interest rates applicable to the currency and terms of the loans.

        Dividends are declared within the Group only as required for funding or other commercial reasons.

        Brambles had cost sharing agreements in place to ensure that relevant costs are taken up by the entities receiving the benefits. Similarly, the Company has cost sharing agreements in place with the Recall businesses to ensure that relevant costs are taken up by the entities receiving the benefits. The costs charged by Brambles and Recall HQ to Recall under these cost sharing arrangements (in case of Recall HQ, until the date of demerger) were US$5.6 million (2013: US$12.2 million). Subsequent to the demerger, Recall continues to provide DMS and other services to Brambles on an arms-length basis.

        Other than the transactions referred to above with Brambles and Recall HQ, all amounts receivable and payable by entities within Recall and any interest thereon are eliminated on consolidation.

B)    JOINT VENTURES

        Recall's share of the net results of joint ventures is disclosed in Note 18.

C)    OTHER TRANSACTIONS

        Other transactions entered into during the year with Directors of Recall Holdings Limited; with Director-related entities; with key management personnel (KMP, as set out in the Directors' Report); or with KMP-related entities were on terms and conditions no more favourable than those available to other employees, customers or suppliers and include transactions in respect of the employee option

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 35. RELATED PARTY INFORMATION (Continued)

plans, contracts of employment and reimbursement of expenses. Any other transactions were trivial or domestic in nature.

D)    MATERIAL SUBSIDIARIES

        The principal subsidiaries of Recall Holdings Limited are as below:

			% interest held at reporting date
Name	Place of incorporation	Acquired in (if not owned in 2013)	(Unaudited) 2014	(Unaudited) 2013
Recall Information Management Pty Limited	Australia	—	100	100
(previously Ausdoc Information Management Pty Limited)
Recall New Zealand Limited	New Zealand	—	100	100
Mobileshred Inc.	Canada	November 2013	100	—
Recall Secure Destruction Services Inc.	USA	November 2013	100	—
Recall Total Information Management Inc.	USA	November 2013	100	—
Recall do Brasil Ltda	Brazil	November 2013	100	—
Recall Limited	UK	November 2013	100	—
Recall France SA	France	November 2013	100	—
Recall Total Information Management Pte Ltd	Singapore	November 2013	100	—
(previously Cisco Recall Total Information Management Pte Ltd)
Recall Information Management SA	Spain	November 2013	100	—
Recall Sweden AB	Sweden	November 2013	100	—
CitiStorage LLC	USA	May 2014	100	—

        In addition to the above, there are a number of dormant or non-material subsidiaries within Recall.

        Investments in subsidiaries are primarily by means of ordinary or common shares. All material subsidiaries prepare accounts with a 30 June balance date.

E)    DIRECTORS' INDEMNITIES

        Section 20 of the Company's Constitution provides that, to the extent permitted by law, the Company may indemnify any current or former director or Secretary or officer or senior manager of the Company or a subsidiary out of the property of the Company against:

  (a)
  any liability incurred by the person in that capacity (except a liability for legal costs);

  (b)
  legal costs incurred in defending or resisting (or otherwise in connection with) proceedings, whether civil or criminal or of an administrative or investigatory nature, in which the person becomes involved because of that capacity; and

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 35. RELATED PARTY INFORMATION (Continued)

  (c)
  legal costs incurred in good faith in obtaining legal advice on issues relevant to the performance of their functions and discharge of their duties as an officer of the Company or a subsidiary, if that expenditure has been approved in accordance with the Company's policy, except to the extent that:

  (d)
  the Company is forbidden by law to indemnify the person against the liability or legal costs; or

  (e)
  an indemnity by the Company of the person against the liability or legal costs, if given, would be made void by law.

        Each Director has entered a Deed of Indemnity, Insurance and Access under which the Company indemnifies each Director on a full indemnity basis and to the extent permitted by law, against all losses or liabilities (including all reasonable legal costs) incurred by the Director as an officer of the Company or a related body corporate, including for disclosures made in the Scheme Book.

        The Company has paid a premium in respect of an insurance policy that covers Directors and officers of Recall against liabilities arising out of the conduct of the business of Recall. The insurance premium paid has not been disclosed due to the confidentiality undertakings in the insurance policy.

NOTE 36. EVENTS AFTER BALANCE SHEET DATE

        Post year-end, Recall made three small tuck-in acquisitions.

        On 3 September 2014, Recall announced that it has entered into an agreement to sell its SDS business in Germany. The sale is subject to final regulatory approval from the German competitor regulator and is anticipated to be closed by 31 December 2014.

        Other than those outlined in the Directors' Report or elsewhere in these financial statements, there have been no other events that have occurred subsequent to 30 June 2014 and up to the date of these financial statements that have had a material impact on Recall's financial performance or position.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 37. PARENT ENTITY FINANCIAL INFORMATION

A)    SUMMARISED FINANCIAL INFORMATION

	Parent entity
	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Profit for the year	26.5	—
Other comprehensive income for the year	6.2	10.3

Total comprehensive income	32.7	10.3

Current assets	3.0	—
Non-current assets	761.7	157.9

Total assets	764.7	157.9
Current liabilities	175.5	53.0
Non-current liabilities	1.1	—

Total liabilities	176.6	53.0

Net assets	588.1	104.9

Contributed equity	545.7	71.4
Foreign currency translation reserve	(1.1)	(7.3)
Retained earnings	43.5	40.8

Total equity	588.1	104.9

B)    GUARANTEES AND CONTINGENT LIABILITIES

        During 2014, the parent entity (Recall Holdings Limited) entered into a deed of cross guarantee whereby the Company guarantees debts in respect of certain subsidiaries. Further details are disclosed in Note 38.

        Other than the above, the parent entity did not have any material guarantees and contingent liabilities at 30 June 2014 or 30 June 2013.

C)    CONTRACTUAL COMMITMENTS

        The parent entity did not have any contractual commitments for the acquisition of property, plant and equipment at 30 June 2014 or 30 June 2013.

NOTE 38. DEED OF CROSS GUARANTEE

        Pursuant to ASIC Class Order 98/1418 (as amended) dated 13 August 1998, the wholly-owned subsidiaries of the Company (as listed below) are relieved from the Corporations Act requirements for preparation, audit and lodgement of financial reports, and Directors' reports.

        It is a condition of the Class Order that the Company and each of the subsidiaries enter into a deed of cross guarantee (the Deed). The Deed was entered into on 6 May 2014. The effect of the

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

Deed is that the Company guarantees to each creditor payment in full of any debt in the event of winding up of any of the subsidiaries under certain provisions of the Corporations Act 2001. If a winding up occurs under the provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event that the Company is wound up.

        The entities subject to the Deed (the Deed Group) are:

  •
  Recall Holdings Limited;

  •
  Ausdoc Holdings Pty Limited;

  •
  Ausdoc Group Pty Limited;

  •
  Recall Overseas Holdings Pty Limited;

  •
  Recall Information Management Pty Limited;

  •
  Data Security Services Pty Limited;

  •
  Kestrel Information Management Pty Limited;

  •
  Recall International Pty Limited; and

  •
  Recall Technology Pty Limited.

        A consolidated income statement, consolidated statement of comprehensive income and consolidated balance sheet of the Deed Group, after eliminating all transactions between parties to the Deed for the year ended 30 June 2014 is set out below. Notwithstanding the Deed only being entered into on 6 May 2014, the consolidated income statement of the Deed Group is presented for the period for which the wholly-owned subsidiaries were owned by the Company in 2014 to align with Recall's consolidated statutory results.

A)    INCOME STATEMENT OF THE DEED GROUP

(Unaudited) 2014
US$M
Sales revenue	177.1
Operating expenses	(139.2)

Operating profit	37.9

Finance revenue	24.4
Finance costs	(3.7)

Net finance costs	20.7

Profit before tax	58.6
Tax expense	(12.4)

Profit after tax	46.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

B)    STATEMENT OF COMPREHENSIVE INCOME OF THE DEED GROUP

(Unaudited) 2014
US$M
Profit for the year	46.2
Other comprehensive income:
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	5.1

Other comprehensive income for the year	5.1

Total comprehensive income for the year	51.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

C)    BALANCE SHEET OF THE DEED GROUP

(Unaudited) 2014
US$M
ASSETS
Current assets
Cash and cash equivalents	7.2
Trade and other receivables	64.1
Inventories	0.4
Other assets	1.2

Total current assets	72.9

Non-current assets
Investments	655.2
Property, plant and equipment	53.7
Goodwill	119.5
Intangible assets	37.0

Total non-current assets	865.4

Total assets	938.3

LIABILITIES
Current liabilities
Trade and other payables	151.2
Tax payable	3.4
Provisions	4.7

Total current liabilities	159.3

Non-current liabilities
Provisions	5.1
Deferred tax liabilities	8.6
Other liabilities	8.3

Total non-current liabilities	22.0

Total liabilities	181.3

Net assets	757.0

EQUITY
Contributed equity	545.7
Reserves	(5.7)
Retained earnings	217.0

Total equity	757.0

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

D)    STATEMENT OF CHANGES IN RETAINED EARNINGS OF THE DEED GROUP

(Unaudited) 2014
US$M
Retained earnings at the beginning of the year	194.6
Dividends	(23.8)
Profit for the year	46.2

Retained earnings at the end of the year	217.0

DIRECTORS' DECLARATION

        In the opinion of the Directors of Recall Holdings Limited:

  (a)
  the financial statements and notes set out on pages 69 to 114 are in accordance with the Corporations Act 2001, including:

  (i)
  complying with Accounting Standards, the Corporations Regulations 2001 and other mandatory professional reporting requirements; and

  (ii)
  giving a true and fair view of the financial position of Recall as at 30 June 2014 and of its performance for the year ended on that date; and

  (b)
  there are reasonable grounds to believe that Recall Holdings Limited will be able to pay its debts as and when they become due and payable.

        A statement of compliance with International Financial Reporting Standards as issued by the International Accounting Standards Board is included within Note 1 to the financial statements.

        The Directors have been given the declarations by the Chief Executive Officer and Chief Financial Officer required by section 295A of the Corporations Act 2001.

        At the date of this declaration, there are reasonable grounds to believe that the members of the extended closed group identified in Note 38 will be able to meet any obligations or liabilities to which they are, or may become, subject by virtue of the deed of cross guarantee described in Note 38.

        This declaration is made in accordance with a resolution of the Directors.

Ian Blackburne
Chairman
Doug Pertz
Chief Executive Officer

26 September 2014

ANNEX C

OPINION OF GOLDMAN, SACHS & CO.

Annex C

PERSONAL AND CONFIDENTIAL

June 8, 2015
Board of Directors
Iron Mountain Incorporated
One Federal Street
Boston, MA 02110
Ladies and Gentlemen:

        You have requested our opinion as to the fairness from a financial point of view to Iron Mountain Incorporated (the "Company") of the Aggregate Consideration (as defined below) to be paid by a newly formed wholly owned subsidiary of the Company ("Acquisition Sub") for the outstanding fully paid ordinary shares (the "Recall Shares"), of Recall Holdings Limited ("Recall") pursuant to the Scheme Implementation Deed, dated as of June 8, 2015 (the "Agreement"), between the Company and Recall. The Agreement provides for the acquisition by Acquisition Sub of each Recall Share pursuant to a Scheme of Arrangement pursuant to which each Recall Share will be transferred to Acquisition Sub and the holder thereof will be entitled to receive, at his or her election, (i) the Australian dollar equivalent of US$0.50 in cash and either 0.1722 of a share of common stock, par value $0.01 per share (the "Company Common Stock"), of the Company or 0.1722 of a CHESS Depositary Interest (a unit of beneficial ownership in a share of Company Common Stock registered in the name of CHESS Depositary Nominees Pty Limited ACN 071 346 506) (together, the "Stock and Cash Consideration"); or (ii) A$8.50 in cash, subject to certain limitations and proration as set forth in the Agreement (the "Cash Consideration", taken in the aggregate with the Stock and Cash Consideration, the "Aggregate Consideration").

        Goldman, Sachs & Co. and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Recall and any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the "Transaction"). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as lender in the Company's term loan facility (aggregate principal amount $400,000,000) since August 2014; and as a co-manager with respect to Iron Mountain Europe PLC's, a subsidiary of the Company, offering of 6.125% GBP Senior Notes due 2022 (aggregate principal amount £400,000,000) in September 2014. We may also in the future provide financial advisory and/or underwriting services to the Company, Recall and their respective affiliates for which our Investment Banking Division may receive compensation.

        In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2014, and annual report to stockholders of Recall for the fiscal year ended

June 30, 2014, as well as the summary of the pro forma historical information of Recall (reflecting pro forma adjustments to the financial information of Recall in connection with the Demerger of Recall from Brambles Limited) for the years ended June 30, 2011, 2012 and 2013 included in the Scheme Book for the Demerger of Recall by Brambles Limited; certain interim reports to stockholders and Iron Mountain Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company and Recall to their respective stockholders; certain publicly available research analyst reports for the Company and Recall; certain internal financial analyses and forecasts for Recall prepared by its management; and certain internal financial analyses and forecasts for the Company and certain financial analyses and forecasts for Recall, in each case, as prepared by the management of the Company and approved for our use by the Company (the "Forecasts"), and certain operating synergies projected by the management of the Company to result from the Transaction, as approved for our use by the Company (the "Synergies"). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of Recall and the Company and the strategic rationale for, and the potential benefits of, the Transaction; reviewed the reported price and trading activity for the shares of Company Common Stock and the Recall Shares; compared certain financial and stock market information for the Company and Recall with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the business services industry and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

        For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts and the Synergies, have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or Recall or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Recall or on the expected benefits of the Transaction in any way meaningful to our analysis. We also have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

        Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the Company, as of the date hereof, of the Aggregate Consideration to be paid by Acquisition Sub for the Recall Shares pursuant to the Agreement.

        We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company or Recall, or any class of such persons in connection with the Transaction, whether relative to the Aggregate Consideration to be paid pursuant to the Agreement or otherwise.

We are not expressing any opinion as to the prices at which shares of Company Common Stock will trade at any time or as to the impact of the Transaction on the solvency or viability of the Company or Recall or the ability of the Company or Recall to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Company Common Stock should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Consideration to be paid by Acquisition Sub for the Recall Shares pursuant to the Agreement is fair from a financial point of view to the Company.

Very truly yours,
/s/ Goldman, Sachs & Co. (Goldman, Sachs & Co.)

PRELIMINARY COPY—SUBJECT TO COMPLETION

IRON MOUNTAIN INCORPORATED

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PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

1.             To approve the issuance of shares of Iron Mountain common stock to Recall shareholders pursuant to the Scheme and Deed Poll and as contemplated by the Scheme Implementation Deed, dated as of June 8, 2015, by and between Iron Mountain Incorporated and Recall Holdings Limited (the “Transaction Agreement”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

2.             To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies if there are insufficient votes at the time of the special meeting to approve the proposal above.

FOR ☐	AGAINST ☐	ABSTAIN ☐

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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Signature of

Stockholder:	Date:

Signature of

Stockholder:	Date:

Note:      Please sign exactly as your name or names appear on this proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by an authorized person.

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